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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Washington D.C. 20002-4240
(Address of principal executive offices)	(Zip code)

Angela Montez, Secretary of the Registrant
777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant's telephone number, including area code: 202-962-4600

Date of fiscal year end:	12/31/07

Date of reporting period:	01/01/07 - 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2007

VANTAGEPOINT FUNDS

TABLE OF CONTENTS

Letter from the President of The Vantagepoint Funds	1
Letter from Vantagepoint Investment Advisers, LLC	2
Shareholder Expenses	6
Management’s Discussion of Fund Performance	8

Vantagepoint Funds

Report of Independent Auditors	91
Statements of Assets and Liabilities	92
Statements of Operations	99
Statements of Changes in Net Assets	106
Financial Highlights	123
Notes to Financial Statements	158
Schedules of Investments	204

Joan McCallen	LETTER FROM THE PRESIDENT OF THE VANTAGEPOINT FUNDS
President

Dear Shareholders:

At The Vantagepoint Funds, we maintain a long-term focus that we believe is well suited to our investors, who are building retirement security for themselves and their families.

In 2007, the funds produced competitive returns against their benchmarks in a changing economic climate. I am pleased to report that investors in the funds generally benefited from solid performance in what proved to be a difficult year for the economy and the securities markets. Specifically, we witnessed increased volatility in the securities markets, a decline in the housing finance markets and, at year end, signals that overall growth in the economy had slowed. A more detailed discussion of market conditions and the performance of the funds follows in this Annual Report.

We believe that the array of investment objectives and strategies offered through The Vantagepoint Funds serves our investors well. Many of our funds are managed by one or more carefully selected subadvisers representing what the funds’ investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), believes to be top tier investment management firms.

For investors seeking active management in a risk-controlled manner, many of the funds offer this multi-management approach. In constructing a multi-managed fund, VIA identifies investment strategies that are compatible with the fund’s investment objective. VIA then seeks to identify subadvisers who have demonstrated the ability to consistently execute a specific investment strategy and who will complement the strategies of other subadvisers to that fund. While past performance is no guarantee of future results, the long-term performance of these funds has shown the value of this approach, which is designed to offer our investors the opportunity to diversify their investments among subadvisers with complementary investment styles across all asset classes.

In the fourth quarter, three new funds were introduced: the Vantagepoint Select Value Fund; the Vantagepoint Discovery Fund; and the Vantagepoint Diversified Assets Fund. Each of these funds is designed to benefit from the multi-management style. The Vantagepoint Select Value Fund, a mid-cap value style fund, Vantagepoint Discovery Fund, a small-cap style fund and Vantagepoint Diversified Assets Fund, a fund which seeks exposure to asset classes and strategies that have a low correlation to those of other Vantagepoint Funds, were added to provide opportunities for additional diversification. Only the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds may invest in the Vantagepoint Diversified Assets Fund.

The focus of our work is dedicated to helping you, our investors, build your retirement security. We look forward to continuing to serve you in 2008.

Sincerely,

Joan McCallen

This information is being provided for educational purposes and is not intended to be construed as or relied upon as investment advice. Please consult the current Vantagepoint Funds’ prospectus carefully for a complete summary of all fees, expenses, charges, financial highlights, investment objectives, risks and performance information. Investors should consider the Funds’ investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of the ICMA Retirement Corporation (“ICMA-RC”), and member FINRA/SIPC. For a current prospectus, contact ICMA-RC Services, LLC, 777 North Capitol Street NE, Washington, DC 20002-4240. 800-669-7400.

LETTER FROM VANTAGEPOINT INVESTMENT ADVISERS, LLC

Dear Shareholders:

The capital markets generally provided positive returns in 2007. The stock market, as measured by the S&P 500 Index, extended its gains for a fifth consecutive year. The bond market also provided positive returns, as measured by the Lehman Brothers Aggregate Bond Index. However, stock and bond market results were mixed and increasingly volatile as the year progressed, influenced by developments related to energy prices, credit and liquidity pressures and turmoil in the housing markets. Economic activity, which appeared to be relatively strong in the early part of the year, slowed as deteriorating credit markets weighed on the economy. With business and consumer confidence weakening in the face of increasingly restrictive credit availability, the Federal Reserve reduced interest rates three times between September 18, 2007 and December 11, 2007, totaling a 1% reduction, attempting to balance between the risks of recession and inflation.

Although capital market results were generally positive for investors, performance varied widely across market segments. For example, U.S. large-capitalization growth equities, measured by the Russell 1000 Growth Index returned a positive 5.77%, while U.S. small-capitalization value equities, measured by the Russell 2000 Value Index returned a negative 9.78%. International equities provided generally more favorable results, led by emerging markets. As in the U.S., growth stocks generally led value stocks. Returns to U.S. investors holding foreign company stocks were bolstered by a declining U.S. Dollar relative to many foreign currencies. The broad range of returns is also evident looking across other asset classes. A sampling of 2007 returns, as measured by certain major market indexes, is depicted below.

This information is being provided for educational purposes and should not be construed as or relied upon as investment advice or as a solicitation for a particular product or security. Performance reflected above represents past performance. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers Aggregate Bond Index is an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Morgan Stanley Capital International (“MSCI”) Europe Austrailasia Far East (“EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lehman Brothers Mortgage-Backed Securities Index is composed of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Lehman Brothers Investment Grade Corporate Index is composed of investment-grade corporate fixed-rate debt issues with maturities of one year or more. The Lehman Brothers U.S. Tips Index consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to maturity and at least $250 million par amount outstanding. A fund’s portfolio may differ significantly from the securities held in the indexes. Indexes are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Investment returns and principal value of an investment in The Vantagepoint Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future returns. Individuals are advised to consider any new investment strategies carefully prior to implementing. Please consult the current Vantagepoint Funds’ prospectus, which contains additional information on management fees, other fund expenses, and investment risks and objectives carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400

The Vantagepoint Funds benefited from these market gains at levels indicative of their asset class and style focus.

Total Annual Fund Returns

Vantagepoint Actively Managed Funds	Year Ended December 31, 2007

Vantagepoint Money Market Fund	4.75%
Vantagepoint Low Duration Bond Fund	5.24%
Vantagepoint Inflation Protected Securities Fund	9.64%
Vantagepoint Asset Allocation Fund	6.25%
Vantagepoint Equity Income Fund	3.76%
Vantagepoint Growth & Income Fund	5.98%
Vantagepoint Growth Fund	9.81%
Vantagepoint Aggressive Opportunities Fund	5.53%
Vantagepoint International Fund	12.46%

Vantagepoint Index Funds	Year Ended December 31, 2007

	Class	I	Class	II
Vantagepoint Core Bond Index Fund		6.52%		6.71%
Vantagepoint 500 Stock Index Fund		5.06%		5.22%
Vantagepoint Broad Market Index Fund		5.15%		5.35%
Vantagepoint Mid/Small Company Index Fund		4.98%		5.20%
Vantagepoint Overseas Equity Index Fund		10.17%		10.37%

Vantagepoint Model Portfolio Funds	Year Ended December 31, 2007

Vantagepoint Savings Oriented Fund	6.15%
Vantagepoint Conservative Growth Fund	6.57%
Vantagepoint Traditional Growth Fund	7.03%
Vantagepoint Long-Term Growth Fund	7.74%
Vantagepoint All-Equity Growth Fund	7.75%

Vantagepoint Milestone Funds	Year Ended December 31, 2007

Vantagepoint Milestone Retirement Income Fund	6.05%
Vantagepoint Milestone 2010 Fund	6.43%
Vantagepoint Milestone 2015 Fund	6.88%
Vantagepoint Milestone 2020 Fund	7.17%
Vantagepoint Milestone 2025 Fund	7.17%
Vantagepoint Milestone 2030 Fund	7.11%
Vantagepoint Milestone 2035 Fund	7.25%
Vantagepoint Milestone 2040 Fund	7.23%

A discussion of each Fund’s 2007 investment results follows, beginning on page 8.

U.S. Stocks Extend Gains for a Fifth Consecutive Year

As mentioned above, U.S. domestic equity markets began 2007 by extending gains from the prior four years. As the year progressed, performance generally trended upward until mid-July. Mid-year, U.S. equity market volatility increased substantially and markets dipped in late July and early August, largely triggered by turmoil in the subprime mortgage market and the ensuing concerns that weakness would spread to other risk-based assets. The equity markets recovered to new highs in early October, followed by a downward drift through year-end as markets reflected the spreading impact of subprime issues, recession concerns and declining investor confidence. Corporate earnings growth for the broad market turned negative for the first time in several years. While the markets welcomed initial Federal Reserve interest rate cuts in the Fall, the third cut on December 11, 2007, of 0.25%, was met with general disappointment as investors generally felt the rate cut was insufficient to bolster the economic slump.

There was broad dispersion between equity market returns across different market segments and investment styles. Following an eight year preference for value-oriented stocks, growth-oriented stocks performed relatively better as their valuations appeared attractive. While growth stocks provided positive returns, with large-capitalization stocks leading mid- and small-capitalization stocks, value stocks produced negative returns for the year. As a result of financial market stress in the latter half of the year, the Financial sector was hardest hit, producing a negative 16.20% return in 2007 (within the Russell 1000 Index). Consumer Discretionary and Homebuilding-related stocks were also among the hardest hit. Among sectors performing relatively well, Energy, Integrated Oils and Technology stocks were among the highest performers. These differences explain in large part the relative performance of individual investments and mutual funds in 2007.

International Equity Returns Aided by Weaker Dollar

International markets followed a pattern of returns throughout the year similar to those of the U.S. market. International markets, measured by the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, posted the fifth consecutive year of positive returns. They outperformed the U.S. equity market for the sixth consecutive year, albeit at lower absolute levels. For U.S. Dollar based investors, the majority of international returns during 2007 were due to the declining value of the U.S. dollar relative to foreign currencies. As a result, while the MSCI EAFE rose 11.63% in U.S. Dollar terms, the MSCI EAFE rose 3.97% in local currency terms, with the difference reflecting the declining value of the U.S. Dollar relative to other currencies. The Pacific Rim countries, excluding Japan, provided the highest returns with a positive 31.73%, followed by European markets with a positive 14.39%, and Japan lagging with a negative 4.14% return. Emerging markets, which are not reflected in the MSCI EAFE Index, generally led developed foreign markets as globalization and strong commodities prices bolstered emerging market economies across the globe.

Bonds Benefit from Lower Interest Rates and Investor Risk Aversion

Bond market performance in 2007 was a tale of two halves. The first half of the year saw solid job growth, a short lived infla-tion scare, gradually higher U.S. Treasury rates and slightly wider sector spreads. While housing market problems began to more visibly impact the financial markets, the Federal Reserve maintained its hold on the Federal Funds target rate, reflecting its concern about inflationary pressures. The second half of 2007 saw slower job creation, the Federal Reserve’s move to provide more liquidity following escalating subprime issues, and significantly lower U.S. Treasury rates. Interest rates decreased and U.S. Treasury prices dramatically increased due to investors’ flight-to-quality, sparked by stock market volatility and weakness in the housing market, particularly the subprime mortgage market. The Federal Reserve cut the Federal Funds target rate three times starting with a 0.50% cut in September, which was quickly followed by two 0.25% moves during the fourth quarter, ending with a rate of 4.25%.

All major fixed income markets saw positive returns during the year aided by the decrease in U.S. Treasury rates, but the discrepancies among sectors were rather large. The Lehman Brothers Aggregate Bond Index returned 6.96% for the year, the Lehman Brothers Mortgage-Backed Index followed closely behind at 6.90%, and the Lehman Brothers Investment Grade Corporate Index returned 4.56%. Treasury Inflation Protected Securities provided meaningfully higher returns — 11.64% as measured by the Lehman Brothers U.S. TIPS Index — benefiting from investors’ inflation fears. Given short-term interest rate levels over the course of the year, shorter-term bonds and money market funds produced relatively attractive results in the 4-5% range. Lower quality and sectors associated with the subprime mortgage market, including Asset Backed and High Yield securities, provided meaningfully lower, albeit positive, returns. As in other capital market results, the dispersion of returns across segments of the bond market largely explains the relative performance of individual securities and fixed income mutual funds in 2007.

The Vantagepoint Funds’ 2007 Enhancements

Consistent with The Vantagepoint Fund’s contribution to helping investors build retirement security for themselves and their families, The Vantagepoint Funds added three new funds during 2007, updated two existing funds, and increased the asset class and investment strategy diversification within the Model Portfolio Funds and the Milestone Funds.

In October, the Vantagepoint Select Value Fund, a mid-capitalization value equity fund with the objective of offering long-term growth from dividend income and capital appreciation, was funded. The Fund’s portfolio allocation is divided equally between three complementary subadvisers: Goldman Sachs Asset Management, L.P., WEDGE Capital Management L.L.P., and Systematic Financial Management, L.P.

The Vantagepoint Discovery Fund, a small-capitalization blend equity fund with the objective of offering long-term capital growth, was funded in October. The Fund’s portfolio allocation is divided equally between Wellington Management Company LLP, and Payden & Rygel.

The Vantagepoint Diversified Assets Fund, a multi-strategy fund, with the objective of offering long-term capital growth, was funded in October and is available exclusively through the Model Portfolio Funds and the Milestone Funds. The Fund’s portfolio is allocated among four subadvisers: Drake Capital Management, LLC; Analytic Investors, LLC; Payden & Rygel; and Mellon Capital Management Corporation.

Concurrent with the October commencement of operations of the three new Vantagepoint Funds, the Vantagepoint Model Portfolio Funds’ and the Vantagepoint Milestone Funds’ portfolios were re-optimized to include allocations to the above three new Funds, as appropriate for each Milestone Fund and Model Portfolio Fund.

In May, the Vantagepoint US Government Securities Fund was transitioned to become the Vantagepoint Inflation Protected Securities Fund, with the same objective of offering current income, but with a new strategy. As such, the Fund became primarily invested in inflation adjusted fixed income securities that seek to offer inflation protection. The Fund’s subadviser line-up was altered coincident with the change, and at year-end was comprised of Pacific Investment Management Company and BlackRock Financial Management, Inc.

Also in May, the name of the Vantagepoint Short-Term Bond Fund changed to the Vantagepoint Low Duration Bond Fund and it underwent a change to its principal investment strategy to better reflect the type of bonds in which the Fund invests. The Fund’s investment objective remained unchanged.

We continue to seek to manage The Vantagepoint Funds with the goal of producing above-average results over the longer-term, with below-average volatility over the shorter-term. By using independent third-party subadvisers to manage certain Funds’ assets, we have the flexibility to seek managers who we believe show potential to provide consistency of style and results. Investors can feel comfortable that The Vantagepoint Funds are managed with the ultimate goal in mind – investor success.

Sincerely,

Vantagepoint Investment Advisers, LLC

The information herein was obtained from various sources; we do not guarantee its accuracy or completeness. Neither the information nor any opinion expressed constitutes an offer, or an invitation to make an offer, to buy or sell any securities. This information is intended for educational purposes only and is not to be construed as investment advice, nor does it have regard to the individual investment objectives, financial situation or the particular needs of any specific person who may receive this report. Investors should seek financial advice regarding the appropriateness of investing in any securities or using any investment strategies discussed here and should understand that statements regarding future prospects may not be realized. Investors should note that returns, if any, from investing in securities, will fluctuate and that each security price or value may rise or fall. Accordingly, investors may receive back less than originally invested. Past performance is not an indicator of future performance. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC and member FINRA/SIPC. 1-800-669-7400.

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees, investor services fees, fund services fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

          Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

          Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL

Beginning Account Value 7/01/07	Ending Account Value 12/31/07	2007 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	2007 Annualized Expense Ratio	Expenses Paid During Period*

$1,000.00	$1,023.20	0.62%	$3.18	Money Market***	$1,000.00	$1,022.20	0.62%	$3.18
$1,000.00	$1,033.20	0.65%	$3.35	Low Duration Bond	$1,000.00	$1,022.00	0.65%	$3.33
$1,000.00	$1,094.90	0.71%	$3.77	Inflation Protected Securities	$1,000.00	$1,021.70	0.71%	$3.64
$1,000.00	$999.40	0.74%	$3.75	Asset Allocation	$1,000.00	$1,021.60	0.74%	$3.79
$1,000.00	$945.90	0.87%	$4.29	Equity Income	$1,000.00	$1,020.90	0.87%	$4.46
$1,000.00	$984.40	0.80%	$4.02	Growth & Income	$1,000.00	$1,021.30	0.80%	$4.10
$1,000.00	$1,014.20	0.87%	$4.44	Growth	$1,000.00	$1,020.90	0.87%	$4.46
$1,000.00	$941.50	1.04%	$1.71	Select Value**	$1,000.00	$1,006.70	1.04%	$1.77
$1,000.00	$947.00	1.02%	$5.03	Aggressive Opportunities	$1,000.00	$1,020.20	1.02%	$5.22
$1,000.00	$935.40	1.07%	$1.76	Discovery**	$1,000.00	$1,006.70	1.07%	$1.82
$1,000.00	$1,028.10	1.10%	$5.65	International	$1,000.00	$1,019.80	1.10%	$5.63
$1,000.00	$999.30	1.04%	$1.77	Diversified Assets**	$1,000.00	$1,006.70	1.04%	$1.77
$1,000.00	$1,056.90	0.44%	$2.29	Core Bond Index Class I	$1,000.00	$1,023.10	0.44%	$2.26
$1,000.00	$1,058.90	0.24%	$1.25	Core Bond Index Class II	$1,000.00	$1,024.30	0.24%	$1.23
$1,000.00	$984.80	0.45%	$2.26	500 Stock Index Class I	$1,000.00	$1,023.00	0.45%	$2.31
$1,000.00	$984.70	0.25%	$1.26	500 Stock Index Class II	$1,000.00	$1,024.20	0.25%	$1.28
$1,000.00	$979.30	0.44%	$2.21	Broad Market Index Class I	$1,000.00	$1,023.10	0.44%	$2.26
$1,000.00	$980.70	0.24%	$1.20	Broad Market Index Class II	$1,000.00	$1,023.10	0.24%	$1.23
$1,000.00	$960.80	0.50%	$2.48	Mid / Small Company Index Class I	$1,000.00	$1,022.80	0.50%	$2.56
$1,000.00	$961.90	0.30%	$1.49	Mid / Small Company Index Class II	$1,000.00	$1,023.80	0.30%	$1.54
$1,000.00	$999.50	0.61%	$3.09	Overseas Equity Index Class I	$1,000.00	$1,022.30	0.61%	$3.13
$1,000.00	$1,000.30	0.41%	$2.08	Overseas Equity Index Class II	$1,000.00	$1,023.30	0.41%	$2.10
$1,000.00	$1,029.80	0.83%	$4.27	Model Portfolio Savings Oriented***	$1,000.00	$1,021.10	0.83%	$4.25
$1,000.00	$1,021.00	0.86%	$4.40	Model Portfolio Conservative Growth***	$1,000.00	$1,021.00	0.86%	$4.40
$1,000.00	$1,009.90	0.92%	$4.69	Model Portfolio Traditional Growth***	$1,000.00	$1,020.70	0.92%	$4.71
$1,000.00	$1,002.70	0.98%	$4.97	Model Portfolio Long-Term Growth***	$1,000.00	$1,020.40	0.98%	$5.02
$1,000.00	$986.70	1.08%	$5.44	Model Portfolio All-Equity Growth***	$1,000.00	$1,019.90	1.08%	$5.53
$1,000.00	$1,025.40	0.81%	$4.16	Milestone Retirement Income***	$1,000.00	$1,021.20	0.81%	$4.15

ACTUAL					HYPOTHETICAL

Beginning Account Value 7/01/07	Ending Account Value 12/31/07	2007 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	2007 Annualized Expense Ratio	Expenses Paid During Period*

$1,000.00	$1,020.10	0.88%	$4.51	Milestone 2010***	$1,000.00	$1,020.90	0.88%	$4.51
$1,000.00	$1,013.10	0.90%	$4.59	Milestone 2015***	$1,000.00	$1,020.80	0.90%	$4.61
$1,000.00	$1,008.70	0.93%	$4.73	Milestone 2020***	$1,000.00	$1,020.60	0.93%	$4.76
$1,000.00	$1,004.00	0.95%	$4.82	Milestone 2025***	$1,000.00	$1,020.50	0.95%	$4.86
$1,000.00	$999.60	0.97%	$4.92	Milestone 2030***	$1,000.00	$1,020.40	0.97%	$4.97
$1,000.00	$996.80	0.99%	$5.01	Milestone 2035***	$1,000.00	$1,020.30	0.99%	$5.07
$1,000.00	$996.20	0.99%	$5.01	Milestone 2040***	$1,000.00	$1,020.30	0.99%	$5.07

*

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year divided by total number of days in fiscal year e.g. 185/365] (to reflect the one-half year period).

**	Commenced operaions on October 30, 2007.

***	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

Vantagepoint Money Market Fund

The Vantagepoint Money Market Fund’s objective is to seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00. The principal investment strategy is to invest substantially all of its assets in the AIM Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund, which invests in high-quality, U.S. dollar denominated short-term debt obligations. The underlying portfolio of the AIM Short-Term Investments Trust Liquid Assets Portfolio consists of certificates of deposit, bankers’ acceptances and time deposits from U.S. and foreign banks, commercial paper, master notes, securities issued by the U.S. Government and its agency, municipal securities, and repurchase agreements.

Performance

The Vantagepoint Money Market Fund’s total return for the year was 4.75%. The Fund’s unmanaged market benchmark, the 30-day U.S. Treasury Bill, returned 4.66%, while the Fund’s peer group benchmark, the MFR Prime Retail Average, returned 4.58%.

Commentary

The major U.S. fixed income sectors provided positive returns for the year 2007, with U.S. Treasury and higher quality securities outperforming higher risk sectors.

Interest rates increased modestly during the first half of 2007 and generally declined in the second half of the year, beginning early in the third quarter. Investor preference for higher quality securities, particularly U.S. Treasuries, increased, as market values for riskier securities, particularly subprime mortgage related securities, declined, as housing prices continued to decline and economic concerns increased.

In response to increasing economic concerns, stable core inflation, and the increased volatility in security markets, the Federal Reserve lowered the Federal Funds interest rate three times in the second half of the year. The three reductions lowered the Federal Funds rate by a total of one percent, from 5.25% to 4.25%. Interest rates decreased more for shorter-term securities than for longer-term, resulting in a steeper yield curve. The two-year U.S. Treasury yield decreased from 4.81% at the beginning of 2007 to 3.05% at year end, and the ten-year U.S. Treasury yield decreased from 4.70% to 4.02%, with all of the decrease occurring in the second half of the year, following modest increases during the first half of the year.

The Fund’s yield declined during the year in response to the Fed’s rate reductions. The Fund closed the year with a 7-day effective yield of 4.31% and a 7-day current yield of 4.22%, down from a 7-day effective yield of 4.85% and a 7-day current yield of 4.74%, respectively, at the end of 2006.

The Fund’s 0.09% outperformance relative to its benchmark in 2007 was due to the Fund’s credit exposure, as yields for non-Treasury Bills, e.g., commercial paper yields were generally higher than 30-day Treasury Bill yields. The Fund’s 0.17% outperformance relative to the MFR Prime Retail Average was due primarily to the Fund’s below-average expense ratio.

The Fund’s underlying investment, the AIM Short-Term Investments Trust Liquid Assets Portfolio, strives to maintain a weighted average maturity of 90 days or less. At the end of 2007, this fund’s weighted average maturity was 36 days, down from 38 days at the beginning of the year. During 2007, this underlying fund eliminated all exposure to structured investment vehicles. The underlying fund also reduced its exposure to asset-backed securities, repurchase agreements and variable rate demand notes, while increasing its exposure to certificates of deposit and commercial paper.

Vantagepoint Money Market Fund
Portfolio Holdings as of December 31, 2007*

* These are the reported holdings of the underlying portfolio of the AIM Short-Term Investments Trust Liquid Assets Portfolio.

Vantagepoint Money Market Fund vs. 30-day U.S. Treasury Bill: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: lbbotson Associates

Vantagepoint Money Market Fund Total Return for the periods ended December 31, 2007*

One Year	4.75%

Three Years	3.98%

Five Years	2.66%

Since Inception	3.20%

Fund Inception Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark is the 30-day U.S. Treasury Bill, an unmanaged benchmark that does not reflect the cost of portfolio management or trading. The Fund’s portfolio differs significantly from the market index, which is a single security.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s objective is to seek total return that is consistent with preservation of capital. The principal investment strategy is to invest, under normal market conditions, at least 80% of assets in bonds of varying maturities. The Fund also normally invests at least 65% of its assets in debt securities with more than one year to maturity, and seeks to maintain a maximum portfolio effective duration of three years.

Performance

The Fund’s total return was 5.24% in 2007. The Fund’s market benchmark, the Merrill Lynch 1-3 Year Government/ Corporate Bond Index, returned 6.87%. The Morningstar Short-Term Bond Funds Category Average, a group of mutual funds with similar investment objectives, returned 4.29%.

Commentary

In May 2007 the Fund’s name became Low Duration Bond Fund, having previously been named the Short-Term Bond Fund. The Fund’s principal investment strategy was changed to better reflect the types of bonds in which the Fund invests. The Fund’s objective was not changed.

The major U.S. fixed income sectors provided positive returns for the year 2007, with U.S. Treasury and higher quality securities outperforming higher risk sectors.

U.S. Treasury rates increased modestly during the first half of the year, generally resulting in negative fixed income market returns in the second quarter, as the economy produced job growth and concerns rose regarding the possibility of increased inflation. The Fund maintained a positive return in the second quarter due primarily to its low duration.

In contrast, rates generally declined in the second half of the year, beginning early in the third quarter. While declining interest rates generally increase the market value of fixed income securities, increased delinquency and default rates for subprime mortgages, along with rating agency downgrades of certain securities, led to significantly reduced market values for mortgage related securities and increased market volatility. Investor preference for higher quality securities, particularly U.S. Treasuries, increased as market values for riskier securities, particularly subprime mortgage-related securities declined, as housing prices continued to decline and economic concerns increased.

In response to increasing economic concerns, stable core inflation, and the increased volatility in security markets, the Federal Reserve lowered the Federal Funds interest rate three times in the second half of the year. The three reductions lowered the Federal Funds rate by a total of one percent, from 5.25% to 4.25%. Interest rates decreased more for shorter-term securities than for longer-term, resulting in a steeper yield curve. The two-year U.S. Treasury yield decreased from 4.81% at the beginning of 2007 to 3.05% at year end, and the ten-year U.S. Treasury yield decreased from 4.70% to 4.02%, with all of the decrease occurring in the second half of the year, following modest increases during the first half of the year. However, the Fund’s absolute performance for 2007 benefited from the general decline in interest rates.

The Fund’s relative overweight exposure to the Financial sector, asset-backed securities, and collateralized mortgage obligations led to underperformance versus the Fund’s market benchmark during the period. Yield curve steepening also negatively impacted the Fund as a result of the Fund’s barbelled maturity structure, while a slightly longer duration was a positive contributor to relative performance. The impact of Fund expenses also detracted from relative performance as benchmark returns do not reflect expenses.

Given market factors, the Fund outperformed the average of its peer group, the Morningstar Short-Term Bond Funds Category, primarily as a result of its concentration at the high end of the credit quality spectrum and its below-average expense ratio.

In VIA’s view, the Fund’s subadvisers, Payden & Rygel and STW Fixed Income Management Ltd., have different, but complementary, approaches to short-term bond investing.

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Broad-based short duration bond management

STW Fixed Income Management Ltd.

Founded:	1977
Investment Style:	Short duration bond management

Vantagepoint Low Duration Bond Fund
Asset Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Low Duration Bond Fund vs. Merrill Lynch 1-3 Government/Corporate Bond Index: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: lbbotson Associates

Vantagepoint Low Duration Bond Fund Total Return for the periods ended December 31, 2007*

One Year	5.24%

Three Years	3.49%

Five Years	3.52%

Since Inception	3.87%

Fund Inception Date	December 4, 2000

* On November 8, 2004, the Fund underwent changes to its investment objective, strategies and investment subadvisers. Performance prior to November 8, 2004, should not be considered representative of the performance of the Fund as currently managed. While the Fund’s goal is to achieve long-term investment results similar to those achieved prior to November 8, 2004, there is no assurance that the Fund will be able to do so. On May 1, 2007, the Fund underwent changes to its name and principal investment strategy. Performance prior to May 1, 2007, should not be considered representative of the Fund as currently managed.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark is the Merrill Lynch 1-3 Year Government/Corporate Bond Index (“Merrill 1-3”). The Merrill 1-3 tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s objective is to offer current income. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed income securities. The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation protected securities.

Performance

The Fund’s total return was 9.64% in 2007. The Fund’s market benchmark is the Lehman Brothers U.S. TIPS Index.* The Lehman Brothers U.S. TIPS Index returned 11.64% and the Fund’s former market benchmark, Lehman Brothers
Intermediate Government Bond Index, returned 8.46%. The Morningstar Inflation-Protected Bond Fund Category Average, a group of mutual funds with similar investment objectives, returned 9.86%. Its former peer group of mutual funds with similar investment objectives, the Morningstar Intermediate Government Bond Funds Category Average, returned 6.09%.

Commentary

On May 1, 2007, the Fund underwent changes to its name, principal investment strategies and its subadvisers. Before May 1, 2007, the Inflation Protected Securities Fund was named the US Government Securities Fund and invested at least 80% of its assets in securities issued by the U.S. Treasury, U.S. Government agencies, and U.S. Government-sponsored enterprises, including mortgage-backed securities. The Fund now invests at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed income securities.

The major U.S. fixed income sectors provided positive returns for the year 2007, with U.S. Treasury and higher quality securities outperforming higher risk sectors.

U.S. Treasury rates increased modestly during the first half of the year, generally resulting in negative fixed income market returns in the second quarter, as the economy produced job growth and concerns increased regarding the possibility of increased inflation. The Fund’s return was modestly positive for the first half of the year.

In contrast, rates generally declined in the second half of the year, beginning early in the third quarter, and market volatility increased. Declining interest rates generally increase the market value of fixed income securities. Investor preference for higher quality securities, particularly U.S. Treasuries, increased as market values for riskier securities, particularly subprime mortgage-related securities, declined, as housing prices continued to decline and economic concerns increased.

In response to increasing economic concerns, stable core inflation, and the increased volatility in security markets, the Federal Reserve lowered the Federal Funds interest rate three times in the second half of the year. The three reductions lowered the Federal Funds rate by a total of one percent, from 5.25% to 4.25%. Interest rates decreased more for shorter-term securities than for longer-term, resulting in a steeper yield curve. The two-year U.S. Treasury yield decreased from 4.81% at the beginning of 2007 to 3.05% at year end, and the ten-year U.S. Treasury yield decreased from 4.70% to 4.02%, with all of the decrease occurring in the second half of the year, following modest increases during the first half of the year.

The yield difference between similar maturity nominal U.S. Treasuries and high quality inflation protected securities, including Treasury Inflation Protected Securities (TIPS), widened. In general, a widening yield spread between securities of similar quality may, in VIA’s view, signal that inflation-related concerns have increased. TIPS are one type of inflation protected security in which the Fund may invest, and the Fund may invest in other inflation protected securities. The five-year maturity U.S. Treasury bonds began the year with a yield advantage of 2.23% over the five-year TIPS, and ended the year with a yield advantage of 2.34%.

The Fund’s performance benefited from three market trends noted above: increasing investor preference for higher quality securities such as U.S. Treasuries, the general decline in market interest rates and the increased difference between the yields for U.S. Treasuries and inflation protected securities. However, the Fund underperformed its new benchmark for 2007 because it was not invested primarily in inflation protected securities until May 1, 2007.

The Fund has two subadvisers, Pacific Investment Management Company (“PIMCO”) and BlackRock Financial Management, Inc. (“BlackRock”). BlackRock was funded and began active management in the fourth quarter. BlackRock provides the Fund with additional diversification benefits, as VIA believes its investment style complements that of PIMCO’s.

* Prior to May 1, 2007, the Fund compared its performance to the Lehman Brothers Intermediate Government Bond Index, an unmanaged market value weighted index of U.S. Government fixed rate debt securities with maturities between one and 10 years. The Fund changed the index to which it compares its performance because the Lehman Brothers U.S. TIPS Index is considered to better reflect the market sectors in which the Fund invests following the change of the Fund’s investment strategy.

Subadviser Data

Pacific Investment Management Company

Founded:	1971
Investment Style:	Fixed-Income – Inflation Protected Securities

BlackRock Financial Management, Inc.

Founded:	1988
Investment Style:	Fixed-Income – Inflation Protected Securities

Vantagepoint Inflation Protected Securities Fund
Asset Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Inflation Protected Securities Fund vs. Lehman Brothers U.S. TIPS Index and Lehman Brothers Intermediate Government Bond Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: lbbotson Associates

Vantagepoint Inflation Protected Securities Fund Average Annual Total Return for the periods ended December 31, 2007*

One Year	9.64%

Three Years	4.62%

Five Years	3.45%

Ten Years	5.17%

Fund Inception Date	July 1, 1992

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund at that time and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Lehman Brothers U.S. TIPS Index consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the indexes.

On May 1, 2007, the Fund underwent changes to its name, principal investment strategies, and investment subadvisers. Performance prior to May 1, 2007 should not be considered representative of the performance of the Fund as currently managed.

Vantagepoint Asset Allocation Fund

The Vantagepoint Asset Allocation Fund’s objective is to offer long-term capital growth at a lower level of risk than an all-equity portfolio. The principal investment strategy is to tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund’s investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations.

Performance

The Fund’s total return was 6.25% for 2007. The Fund’s market benchmarks, the S&P 500 Index, the Lehman Brothers Long-Term Treasury Bond Index, and 91-Day U.S. Treasury Bills, returned 5.49%, 9.81% and 5.00%, respectively, for the year. The Fund’s custom benchmark, a blend of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day U.S. Treasury Bills, returned 6.72%. The Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Category Average, a group of mutual funds with similar investment objectives, returned 5.99%.

Commentary

U.S. stocks generally provided positive returns for the fifth consecutive year, although not uniformly between investment styles and across market capitalizations. In the second half of the year, increasing softness in employment, credit availability, housing, and manufacturing contributed to dampened investor confidence and led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year was reflected in generally higher returns for larger capitalization stocks compared to mid- and smaller-capitalization stocks.

The major U.S. fixed income sectors provided positive returns for the year, with U.S. Treasury and higher quality securities outperforming higher risk sectors.

U.S. Treasury rates increased modestly during the first half of the year, generally resulting in negative fixed income market returns in the second quarter, as the economy produced job growth and concerns increased regarding the possibility of increased inflation.

In contrast, rates generally declined in the second half of the year, beginning early in the third quarter. While declining interest rates generally increase the market value of fixed income securities, increased delinquency and default rates for subprime mortgages, along with rating agency downgrades of certain securities, led to significantly reduced market values for mortgage-related securities and increased market volatility. The Federal Reserve lowered the Federal Funds interest rate three times in the second half of the year as economic concerns increased. The three reductions lowered the Federal Funds rate by a total of one percent, from 5.25% to 4.25%. The two-year U.S. Treasury yield decreased from 4.81% at the beginning of 2007 to 3.05% at year end, and the ten-year U.S. Treasury yield decreased from 4.70% to 4.02%, with all of the decrease occurring in the second half of the year, following modest increases during the first half of the year.

The Fund’s overweight allocation to stocks throughout the year detracted from relative performance, as the Fund slightly underperformed its custom benchmark. However, the Fund slightly outperformed its Morningstar peer group for the period. The Fund began 2007 with a 100% allocation to stocks. Due to market volatility, there were several asset mix shifts throughout the year. The weighting for stocks briefly reached its lowest level since 2003 at 80% in May, and shifted back to the 90% level as the subadviser sought to capture expected returns. Bond and cash exposure fluctuated between 0% and 20% of the Fund during the year. The Fund ended the year at 90% stocks, 0% bonds, and 10% cash.

The year-end 90% allocation to stocks reflects the subadviser’s expectation of favorable stock opportunities relative to those from bonds and cash. Should conditions change that outlook, VIA believes the Fund has the ability to quickly alter its allocation between stocks, bonds and cash for the benefit of the Fund’s investors.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Tactical asset allocation

Vantagepoint Asset Allocation Fund
Allocation of Assets for the 5 Years Ended December 31, 2007

Vantagepoint Asset Allocation Fund vs. S&P 500 Index vs. Lehman Brothers Long-Term Treasury Bond Index vs. 91-Day T-Bills vs. Custom Benchmark: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: lbbotson Associates

Vantagepoint Asset Allocation Fund Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.25%

Three Years	8.66%

Five Years	12.32%

Ten Years	6.48%

Fund Inception Date	December 1, 1974

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s custom blended benchmark is comprised of 65% S&P 500 Index, 25% Lehman Brothers Long-Term Treasury Bond Index and 10% 91-Day Treasury Bills. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Long-Term Treasury Bond Index consists of all Treasury obligations with maturities of 10 years or greater. The indexes are unmanaged and do not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund seeks long-term capital growth with consistency derived from dividend yield. The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on large-capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in investment and below investment grade bonds, convertible securities and securities of foreign issuers.

Performance

The Vantagepoint Equity Income Fund’s total return was 3.76% in 2007. Its market benchmark, the Russell 1000 Value Index, lost 0.17%, while the Morningstar Large Value Funds Category Average, a group of mutual funds with similar investment objectives, returned 1.42%.

Commentary

U.S. stocks generally provided positive returns, for the fifth consecutive year, although not uniformly between investment styles and across market capitalizations. In the second half of the year, increasing softness in employment, credit availability, housing, and manufacturing contributed to dampened investor confidence and led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year was reflected in generally higher returns for larger capitalization stocks compared to smaller capitalization stocks. Larger and mid capitalization stocks generally outperformed smaller capitalization stocks; and, investors showed a general preference for growth oriented stocks as their valuations appeared increasingly attractive relative to value oriented stocks.

The Fund outperformed its market benchmark and peer group universe for 2007. Relative strength in the Financials, Consumer Discretionary, Information Technology, and Healthcare sectors aided Fund performance the most for the year ended December 31, 2007:

•

The Fund’s allocation to the Financials sector, in addition to strong stock picking, was the most significant contributor to relative performance. The Fund was invested in sub-sectors having less exposure to the credit and subprime mortgage-related markets. While every Financials sub-sector posted a loss for the year, the Fund’s aggregate loss in the Financials sector was approximately one half of that suffered by the benchmark.

•

The Fund’s overweight to the underperforming Consumer Discretionary sector was offset by strong stock selection, resulting in a modestly positive return to the Fund, contrasted to significantly negative performance within the benchmark. The Fund’s investments in Household Durables, Hotels and Restaurants and Leisure sub-sectors contributed to relative performance.

•

The Information Technology sector contributed to relative performance, primarily as the result of good stock picking. On a relative basis, the Fund’s holdings outperformed the benchmark’s holdings in most sub-sectors.

Fund holdings in several sectors underperformed during the year relative to the benchmark, detracting from overall performance:

•

The Telecommunications Services sector generated weak relative performance due primarily to poor stock selection. Share price weakness in the Wireless sub-sector and Diversified Telecommunications sector were the primary contributors to underperformance.

•	Stock selection in the Materials sector detracted from relative performance.

•	Fund holdings in the Energy sector contributed strongly on an absolute basis, while being a moderate detractor on a relative basis due to the Fund’s underweight position.

Benefiting from its multi-management structure, the Fund has achieved a favorable performance record versus the benchmark and its large value peer universe. However, past performance is not a guarantee of future returns. The Fund’s subadvisers continue to seek out those undervalued investment options offering attractive value opportunities to build overall portfolio strength for long-term shareholders.

Subadviser Data
Barrow, Hanley, Mewhinney & Strauss, Inc.

Founded:	1979
Investment Style:	Contrarian value
Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations value
T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Relative yield value

Vantagepoint Equity Income Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Equity Income Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	3.76%

Three Years	9.22%

Five Years	14.76%

Ten Years	8.08%

Fund Inception Date	April 1, 1994

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Value Index, consists of a subset of the Russell 1000 Index that includes stocks with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s objective is to offer long-term capital growth and current income. The principal investment strategy is to invest primarily in common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

Performance

The Fund’s total return was 5.98% in 2007. The S&P 500 Index, the Fund’s market benchmark, gained 5.49%. The Morningstar Large Blend Funds Category Average, a group of mutual funds with similar investment objectives, advanced 6.16%.

Commentary

U.S. stocks generally provided positive returns, for the fifth consecutive year, although not uniformly between investment styles and across market capitalizations. In the second half of the year, increasing softness in employment, credit availability, housing, and manufacturing contributed to dampened investor confidence and led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year was reflected in generally higher returns for larger capitalization stocks compared to smaller capitalization stocks. Larger and mid-capitalization stocks generally outperformed smaller capitalization stocks; and, investors showed a general preference for growth oriented stocks as their valuations appeared increasingly attractive relative to value oriented stocks.

For the year, the Fund outperformed its market benchmark and performed in-line with peers. The relative strength in the Consumer Discretionary, Materials, Financials and Industrials sectors aided Fund performance for most of the year:

•

While the Consumer Discretionary sector was weak in 2007, reflecting the slowdown in the economy, the Fund outperformed within the sector through good stock selection, principally in Internet and Catalog companies, and by an underweight in Media companies.

•	The Materials sector was one the strongest sectors in terms of absolute performance, and the Fund outperformed by overweighting Chemical companies.

•

The Financials sector was the weakest for the year in terms of absolute performance. Relative outperformance primarily reflected minimized holdings of the Financial Services and Commercial Banking companies most affected by weakness in the credit markets.

•	Stock selection in the Industrials sector contributed to performance, primarily from robust Construction companies’ performance, and provided both absolute return and relative outperformance.

While adding to the Fund’s overall return, the Fund’s underweight positions in both the Energy and Consumer Staples sectors represented the greatest detractors from relative performance:

•

The Energy sector produced the highest return within the benchmark, buoyed by high energy prices. Fund holdings generated strong returns on an absolute basis, but were a moderate detractor versus the benchmark due to an underweight position.

•

The Consumer Staples sector performed well, as is expected during periods of economic slowdown. The Fund’s slight sector underweight detracted from relative performance, while contributing to absolute performance.

The Fund blends three complementary styles of investing – value, growth and core. Three subadvisers implement this blended strategy, each managing one of the three styles, with a view towards providing favorable results with more consistency over time than a single style fund.

Subadviser Data
Capital Guardian Trust Company

Founded:	1968
Investment Style:	Selected opportunities

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Blue chip growth

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Yield-focused value

Vantagepoint Growth & Income Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth & Income Fund vs. S&P 500 Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Growth & Income Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	5.98%

Three Years	8.38%

Five Years	12.58%

Since Inception	9.03%

Fund Inception Date	October 2, 1998

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest primarily in common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth. The Fund may also invest in bonds, convertible securities and securities of foreign issuers.

Performance

The Vantagepoint Growth Fund’s total return was 9.81% in 2007. The Fund’s market benchmark, the Russell 1000 Growth Index, gained 11.81% for the year; the Morningstar Large Growth Category Average, a group of mutual funds with similar investment objectives and the Fund’s peer group benchmark, returned 13.35%.

Commentary

U.S. stocks generally provided positive returns, for the fifth consecutive year, although not uniformly between investment styles and across market capitalizations. Investors showed a general preference for growth oriented stocks as their valuations appeared increasingly attractive relative to value oriented stocks; and, larger and mid-capitalization stocks generally outperformed smaller capitalization stocks. In the second half of the year, increasing softness in employment, credit availability, housing, and manufacturing contributed to dampened investor confidence and led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year was reflected in generally higher returns for larger capitalization stocks compared to smaller capitalization stocks.

The Fund underperformed both its market benchmark and its large-capitalization growth peer group category average in 2007. Financial, Healthcare and Energy stocks adversely impacted performance, while Technology, Industrial and Consumer Discretionary stocks contributed to the Fund’s return:

•

Financial sector stocks underperformed as the subprime mortgage crisis impacted Real Estate Management firms and Mortgage Finance companies in addition to Commercial Banks and Diversified Financial companies.

•

Healthcare sector stocks lagged the overall market’s performance. Several leading Biotechnology stocks experienced adverse Federal Drug Administration rulings and slowing sales of key drugs, while Healthcare Providers suffered from an uncertain future due to the upcoming presidential election in 2008.

•

Energy stocks experienced another strong year as oil approached $100 a barrel. While the Fund’s Energy holdings outpaced the benchmark and peers, an underweight position relative to the benchmark hindered performance.

•

The Technology sector was the largest contributor to absolute returns for the Fund in 2007. The Software and Computer industries benefited from increased capital spending by corporations, and Internet Software stocks extended their strong 2006 performance.

•

The Fund’s Industrial holdings were a positive source of return for the Fund. Several of the Fund’s alternative energy stocks experienced sizable returns as rising oil prices prompted investment in renewable energy sources. Construction and Engineering stocks were also a source of outperformance.

•

While the Consumer Discretionary sector was the weakest performing sector for the market, the Fund earned a positive return through strong stock selection, avoiding Leisure and traditional Retail stocks and focusing on Consumer Service and Internet Retail stocks.

At year-end, the Fund’s investment management strategies continue to complement one another by providing five different styles of growth investing. This multi-management approach seeks to position the Fund for attractive long-term investment opportunities.

Subadviser Data

Goldman Sachs Asset Management, L.P.

Founded:	1988
Investment Style:	Structured growth

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

Peregrine Capital Management, Inc.

Founded:	1984
Investment Style:	Concentrated growth

Tukman Grossman Capital Management, Inc.

Founded:	1980
Investment Style:	Contrarian growth

Westfield Capital Management Company, LLC

Founded:	1989
Investment Style:	Thematic growth

Vantagepoint Growth Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth Fund vs. Russell 1000 Growth Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Growth Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	9.81%

Three Years	8.26%

Five Years	11.02%

Ten Years	5.56%

Fund Inception Date	April 1, 1983

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Growth Index consists of a subset of the Russell 1000 Index that includes stocks with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s objective is to offer long-term growth from dividend income and capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to intrinsic worth of the issuer. The Fund may also invest in preferred stocks, stocks of foreign issuers and convertible securities.

Performance

Because the Fund has not been in operation for a full calendar year, no performance information is included in this annual report.

Subadviser Data

Goldman Sachs Asset Management, L.P.

Founded:	1988
Investment Style:	Quantitative structured value

WEDGE Capital Management, L.L.P.

Founded:	1984
Investment Style:	Concentrated traditional value

Systematic Financial Management, L.P.

Founded:	1982
Investment Style:	Relative value

Vantagepoint Select Value Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s objective is to offer high long-term capital appreciation. The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that the Fund’s subadvisers believe offer the opportunity for high capital appreciation. The Fund may also invest in debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives such as futures and options.

Performance

The Vantagepoint Aggressive Opportunities Fund’s total return was 5.53% in 2007. The Fund’s market benchmark, the Russell MidCap Growth Index, gained 11.43%, while the Morningstar Mid-Cap Growth Funds Category Average, a group of mutual funds with similar investment objectives, returned 15.09%.

Commentary

U.S. stocks generally provided positive returns, for the fifth consecutive year, although not uniformly between investment styles and across market capitalizations. Larger and mid-capitalization stocks generally outperformed smaller capitalization stocks; and, investors showed a general preference for growth oriented stocks as their valuations appeared increasingly attractive relative to value oriented stocks. In the second half of the year, increasing softness in employment, credit availability, housing, and manufacturing contributed to dampened investor confidence and led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year was reflected in generally higher returns for larger capitalization stocks compared to smaller capitalization stocks.

The Fund underperformed its market benchmark and peer group category average, while producing the fifth consecutive calendar year of positive absolute performance. Fund overweight allocations to the Information Technology and Healthcare sectors aided performance. Stock selection in the Financials, Energy and Industrial sectors detracted from relative performance:

•

An overweight to the Information Technology sector and stock selection resulted in strong absolute and relative performance. Merger and acquisition activity in the Internet Software and Service industry benefited Fund performance.

•

Strong stock selection and an overweight position in Healthcare related stocks added to positive absolute and relative performance. In particular, Healthcare Providers and Service industry holdings were supported by valuation expansion, fundamental performance, and premium acquisition buyouts.

•	An underweight allocation to the Industrial sector and stock selection detracted from relative performance, while providing a positive absolute return.

•	Strong stock selection in the Energy sector contributed to absolute performance.

•	An overweight exposure to the Financials sector detracted from performance.

The Aggressive Opportunities Fund experienced a minor portfolio reallocation among three of its subadvisers during October 2007. This adjustment reduced the Fund’s exposure to small-capitalization stocks. The reallocation resulted in Fund characteristics more closely correlated to the Fund’s market benchmark, the Russell MidCap Growth Index.

In VIA’s view, the Fund’s four subadvisers, which employ distinct, yet complementary investing styles, remain committed to their respective strategies. This multi-management approach seeks to position the Fund for attractive long-term investment opportunities.

Subadviser Data

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Emerging growth

TimesSquare Capital Management, LLC

Founded:	2004
Investment Style:	Growth opportunities

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

Vantagepoint Aggressive Opportunities Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Aggressive Opportunities Fund vs. Russell MIDCAP Growth Index:
Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Aggressive Opportunities Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	5.53%

Three Years	10.64%

Five Years	17.84%

Ten Years	6.84%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell MidCap Growth Index is a subset of the Russell MidCap Index that includes companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest, under normal circumstances, in a combination of U.S. common stocks of small capitalization companies, Russell 2000 Index futures contracts and fixed income securities.

Performance

Because the Fund has not been in operation for a full calendar year, no performance information is included in the annual report.

Subadviser Data

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Diversified small-cap blend

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced index

Vantagepoint Discovery Fund
Sector Allocation as of December 31, 2007*

*The Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000 Index futures held by this Fund.

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund Asset Class Exposure
as of December 31, 2007*

* Portfolio exposures represent the market value of physical securities and the measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure ” of the derivative – effectively, the market exposure, to the Fund. This may result in a total percentage reflected in the chart that exceeds 100%.

Vantagepoint International Fund

The Vantagepoint International Fund’s objective is to offer long-term capital growth and diversification by country. The principal investment strategy is to invest primarily in the common stocks of companies headquartered outside the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest in U.S. or foreign bonds, U.S. stocks, convertible securities and derivatives, including futures and options.

Performance

The Vantagepoint International Fund’s total return was 12.46% in 2007. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, returned 11.63%. The Morningstar Foreign Large Blend Category Average, a group of mutual funds with similar investment objectives, returned 12.71%.

Commentary

International stocks as measured by the MSCI EAFE Index, provided positive returns, producing the fifth consecutive year of double-digit gains in U.S. Dollar terms, and the sixth consecutive year outperforming U.S. stocks as measured by the S&P 500 Index. Emerging market stocks led developed markets stocks for the seventh consecutive year, while growth stocks outperformed value stocks for the first time since calendar year 1999. International large-capitalization stocks outperformed small-capitalization stocks, continuing the outperformance that began in 2006 following seven years of small-capitalization stock outperformance.

Greater Asia produced positive results in U.S. Dollar denominated terms; however, Japan was a negative contributor to Fund performance in absolute and relative terms. Greater Europe produced positive absolute results for the Fund, with continental Europe outperforming the United Kingdom. However, Fund holdings in Greater Europe underperformed the benchmark. Fund exposures in Canada, China, and Mexico were significant contributors to Fund performance through both stock performance and currency valuation changes.

Market gains were achieved in all but one sector, with eight of the ten sectors realizing returns in excess of 10%. Material stocks surpassed all others as global economic growth created increased demand for chemicals and commodities.

The Fund’s outperformance relative to its market benchmark was also partially explained by its modest, opportunistic growth bias. This bias hindered performance in recent years when the market favored value-oriented stocks and strategies.

The International Fund experienced a minor restructuring during September 2007, as a result of continued asset allocation research and manager due diligence. The modest reallocation of assets across the Fund’s four subadvisers had the effect of reducing the Fund’s exposure to Japan and simultaneously increasing smaller market-cap stock exposure.

The Fund’s subadvisers take a long-term approach toward investing. Each of the Fund’s four subadvisers uses a distinct investment strategy to select among countries and companies. In VIA’s view, through their complementary approaches, they seek opportunities offering attractive risk and return qualities that are expected to serve investors well over full market cycles.

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	International growth opportunities

Capital Guardian Trust Company

Founded:	1968
Investment Style:	Core International equity – blend of value and growth

GlobeFlex Capital, LP

Founded:	1994
Investment Style:	Diversified International all-cap

Walter Scott & Partners Limited

Founded:	1983
Investment Style:	Concentrated International growth

Vantagepoint International Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint International Fund vs. MSCI EAFE Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint International Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	12.46%

Three Years	16.77%

Five Years	19.23%

Ten Years	7.20%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark, the MSCI EAFE Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Diversified Assets Fund

The Vantagepoint Diversified Assets Fund’s objective is to offer long-term capital growth. The Fund uses several principal investment strategies to seek to achieve its objective. The Fund allocates a portion of its assets to investments in derivative instruments that give it investment exposure to the global equity, bond and currency markets. Another portion of the Fund’s portfolio invests in short and intermediate maturity U.S. and foreign fixed income securities. The Fund also invests a portion of its assets in high quality, short-term fixed income securities.

Performance

Because the Fund has not been in operation for a full calendar year, no performance information is included in the annual report.

Subadviser Data

Drake Management, LLC

Founded:	2001
Investment Style:	Global fixed income

Analytic Investors, LLC

Founded:	1970
Investment Style:	Global tactical asset allocation

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Global tactical asset allocation

Payden & Rygel

Founded:	1983
Investment Style:	Short-duration fixed income

Vantagepoint Diversified Assets Fund Asset Class Exposure
as of December 31, 2007*

*Portfolio exposures represent the market value of physical securities and the measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure ” of the derivative – effectively, the market exposure, to the Fund. This may result in a total percentage reflected in the chart that exceeds 100%.

In its use of derivative instruments, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected in the chart above.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Funds invest in securities that are selected to approximate the investment characteristics and performance of their respective benchmarks. To minimize transaction costs, the Index Funds, with the exception of the Vantagepoint 500 Stock Index Fund, use sampling techniques to approximate their benchmarks’ characteristics using fewer securities than are contained in the Index. The Vantagepoint 500 Stock Index Fund seeks to invest, under normal circumstances, at least 90% of its net assets in a portfolio that consists of stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index.

•	The Vantagepoint Core Bond Index Fund’s objective is to offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

•	The Vantagepoint 500 Stock Index Fund’s objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

•	The Vantagepoint Broad Market Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Composite Index.

•	The Vantagepoint Mid/Small Company Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index.

•

The Vantagepoint Overseas Equity Index Fund’s objective is to offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index.

Performance & Commentary

The major U.S. stock indexes generally provided positive returns for the fifth consecutive year, although not uniformly and with greater variability between investment styles and across market capitalizations than in recent years. In the second half of the year, increasing softness in employment, housing, and manufacturing contributed to increased concerns regarding a potential recession. Those concerns, along with the increasing delinquency and default rates for subprime mortgages, led to increased volatility in the U.S. equity markets. Increasing investor preference for lower risk assets throughout the second half of the year led to increased performance differences between large-capitalization and small-capitalization stocks. Large- and mid-capitalization stocks generally outperformed smaller capitalization stocks.

The major U.S. fixed income sectors provided positive returns, with U.S. Treasury and higher quality securities outperforming higher risk sectors.

U.S. Treasury rates increased modestly during the first half of the year, generally resulting in negative fixed income market returns in the second quarter, as the economy produced job growth and concerns increased regarding the possibility of increased inflation.

In contrast, rates generally declined in the second half of the year, beginning early in the third quarter. While declining interest rates generally increase the market value of fixed income securities, increased delinquency and default rates for subprime mortgages, along with rating agency downgrades of certain securities, led to significantly reduced market values for subprime mortgage-related securities and increased market volatility.

In response to increasing economic concerns, stable core inflation, and the increased volatility in security markets, the Federal Reserve lowered the Federal Funds interest rate three times in the second half of the year. The three reductions lowered the Federal Funds rate by a total of one percent, from 5.25% to 4.25%. Interest rates decreased more for shorter-term securities than for longer-term, resulting in a steeper yield curve. The Core Bond Index Fund’s total return was 6.52% for Class I Shares and 6.71% for Class II Shares compared to its market benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.96% for the same period.

The Vantagepoint 500 Stock Index Fund’s total return was 5.06% for Class I Shares and 5.22% for Class II Shares. The Fund’s market benchmark is the S&P 500 Index, which gained 5.49%. The Vantagepoint Broad Market Index Fund’s total return was 5.15% for Class I Shares and 5.35% for Class II Shares. The Fund’s market benchmark is the Dow Jones Wilshire 5000 Composite Index (FA), which rose 5.62%. The Vantagepoint Mid/Small Company Index Fund’s total return was 4.98% for Class I Shares and 5.20% for Class II Shares. The Fund’s market benchmark is the Dow Jones Wilshire 4500 Completion Index (FA), which measures the performance of small- and mid-sized companies and gained 5.38%.

Major international stock indexes experienced positive returns in 2007 augmented for U.S. investors by a depreciating U.S. Dollar. The Vantagepoint Overseas Equity Index Fund’s total return was 10.17% for Class I Shares and 10.37% for Class II Shares. The MSCI EAFE Free Index, which comprises larger stocks in developed markets, rose 11.63% in U.S. Dollar terms.

As of December 31, 2007, each Index Fund invested in an indexed portfolio managed by Mellon Capital Management Corporation.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Index portfolio

Vantagepoint Core Bond Index Fund
Asset Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Core Bond Index Fund Class I vs. Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Core Bond Index Fund Class II vs. Lehman Brothers Aggregate Bond Index: Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Core Bond Index Fund
Average Annual Total Return for the periods ended December 31, 2007*

	Class I Shares	Class II Shares

One Year	6.52%	6.71%
Three Years	4.09%	4.31%
Five Years	3.98%	4.21%
Ten Years	5.44%	—
Since Inception	—	5.67%

Fund Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, consists of all investment-grade U.S. fixed income securities. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint 500 Stock Index Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index: Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint 500 Stock Index Fund
Average Annual Total Return for the periods ended December 31, 2007*

	Class I Shares	Class II Shares

One Year	5.06%	5.22%
Three Years	8.14%	8.35%
Five Years	12.33%	12.52%
Ten Years	5.44%	—
Since Inception	—	2.85%

Fund Inception Date	June 2, 1997	June 2, 1997
Offering Date	March 1, 1999	April 5, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. The index is unmanaged and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Broad Market Index fund Class I vs. Dow Jones Wilshire 5000 Composite Index(FA): Growth of $10,000 Invested Marchl 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Broad Market Index fund Class II vs. Dow Jones Wilshire 5000 Composite Index(FA): Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Broad Market Index Fund Average Annual Total Return for the periods ended December 31, 2007*

	Class I Shares	Class II Shares

One Year	5.15%	5.35%
Three Years	8.74%	9.00%
Five Years	13.54%	13.77%
Ten Years	5.82%	—
Since Inception	—	3.97%

Fund Inception Date	October 1, 1994	October 1, 1994
Offering Date	March 1, 1999	April 5, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Dow Jones Wilshire 5000 Composite Index consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available. This index is calculated using two different weighing methodologies: full market capitalization (full-cap) and float-adjusted market capitalization (float-adjusted). The full-cap methodology weights each of the constituents according to its total, or full, market capitalization. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for shares that may be restricted or otherwise unavailable for purchase and first became available in 2004. The growth of $10,000 invested in the Dow Jones Wilshire 5000 Composite Index as shown in the chart has been calculated using the performance of the full-cap methodology from fund registration in 1999 to September 2004 and using the float-adjusted methodology after September 2004. Since the float-adjusted methodology became available in 2004, it has been considered a more appropriate comparison of fund performance. Had the growth of $10,000 in the Dow Jones Wilshire 5000 Composite Index been calculated solely using the full-cap methodology for the entire period it would have been $15,679 and $15,096 for Class I and Class II, respectively.

Vantagepoint Mid/Small Company Index Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Mid/Small Company Index Fund Class I vs. Dow Jones Wilshires 4500 Completion Index (FA): Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Mid/Small Company Index Fund Class II vs. Dow Jones Wilshires 4500 Completion Index (FA): Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Mid/Small Company Index Fund Average Annual Total Return for the periods ended December 31, 2007*

	Class I Shares	Class II Shares

One Year	4.98%	5.20%
Three Years	9.79%	10.03%
Five Years	17.27%	17.50%
Ten Years	7.07%	—
Since Inception	—	7.68%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Dow Jones Wilshire 4500 Completion Index consists of all common equity securities of companies domiciled in the U.S. for which daily pricing is available less the 500 stocks in the S&P 500 Index. This index is calculated using two different weighing methodologies: full market capitalization (full-cap) and float-adjusted market capitalization (float-adjusted). The full-cap methodology weights each of the constituents according to its total, or full, market capitalization. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for shares that may be restricted or otherwise unavailable for purchase and first became available in 2004. The growth of $10,000 invested in the Dow Jones Wilshire 4500 Completion Index as shown in the chart has been calculated using the performance of the full-cap methodology from fund registration in 1999 to September 2004 and using the float-adjusted methodology after September 2004. Since the float-adjusted methodology became available in 2004, it has been considered a more appropriate comparison of fund performance. Had the growth of $10,000 in the Dow Jones Wilshire 4500 Completion Index been calculated solely using the full-cap methodology for the entire period it would have been $20,440 and $19,673 for Class I and Class II, respectively.

Vantagepoint Overseas Equity Index Fund
Sector Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE Free Index: Growth of $10,000 Invested March 1, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE Free Index:
Growth of $10,000 Invested April 5, 1999*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Overseas Equity Index Fund
Average Annual Total Return for the periods ended December 31, 2007*

	Class I Shares	Class II Shares

One Year	10.17%	10.37%
Three Years	15.90%	16.16%
Five Years	20.73%	21.00%
Ten Years	7.92%	—
Since Inception	—	6.92%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to March 1, 1999, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Fund’s benchmark, the MSCI EAFE Free Index, a free float adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada. The index is unmanaged and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the market index.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s objective is to offer capital preservation, reasonable current income and some capital growth while seeking to limit risk. The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 65% fixed income investments, 25% equity investments and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”). The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocation within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	38%-48%
Vantagepoint Core Bond Index Fund	8%-18%
Vantagepoint Inflation Protected Securities Fund	4%-14%

Equity
Vantagepoint Equity Income Fund	5%-15%
Vantagepoint Growth & Income Fund	5%-15%
Vantagepoint International Fund	0%-10%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund’s total return was 6.15% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.75%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. International equity markets generated higher returns than did U.S. domestic equity markets, and larger capitalization and growth oriented stocks led smaller capitalization and value oriented stocks for the year; with returns for the component funds reflecting these market results. The Equity Income Fund returned 3.76%, the International Fund earned 12.46%, and the Growth & Income Fund returned 5.98%.

As part of a re-optimization, the allocations to the underlying funds were modified in late October. The prior asset class target allocation of 75% fixed income Funds and 25% equity Funds was modified to 65% fixed income Funds, 25% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to one new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is expected to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional asset classes such as bonds and stocks.

The conservative positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering capital preservation and reasonable current income while offering some opportunity for capital growth.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Model Portfolio Savings Oriented Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Savings Oriented Fund vs. S&P 500 Index, Lehman Brothers
Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and
Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Savings Oriented Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.15%

Three Years	5.36%

Five Years	6.34%

Ten Years	5.33%

Fund Inception Date	February 9, 1995

Fund Registration Date	December 4, 2000

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The principal investment strategy is to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 50% fixed income investments, 40% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”). This investment strategy is implemented by investing in the following Vantagepoint Funds at target allocation within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	18%-28%
Vantagepoint Core Bond Index Fund	16%-26%
Vantagepoint Inflation Protected Securities Fund	2%-12%

Equity
Vantagepoint Equity Income Fund	6%-16%
Vantagepoint Growth & Income Fund	4%-14%
Vantagepoint Growth Fund	1%-11%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint International Fund	3%-13%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Conservative Growth Fund’s total return was 6.57% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.55%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Select Value and Diversified Assets Funds, within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. International equity markets generated higher returns than did U.S. domestic equity markets, and larger capitalization and growth oriented stocks led smaller capitalization and value oriented stocks for the year; with returns for the component funds reflecting these market results. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds, excluding the Select Value Fund, earned returns ranging from 5.53% to 9.81%.

As part of a re-optimization, allocations to the underlying funds were modified in late October. The prior asset class target allocation of 60% fixed income Funds and 40% equity Funds was modified to 50% fixed income Funds, 40% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to the Inflation Protected Securities Fund, and two new Vantagepoint Funds – the Select Value Fund and the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of new equity styles and of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

The conservative positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering reasonable current income and capital preservation while offering modest potential for capital growth.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Model Portfolio Conservative Growth Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Savings Oriented Fund vs. S&P 500 Index,
LehmanBrothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate
Bond Index, And Custom Benchmark: Growth Of$10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Conservative Growth Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.57%

Three Years	6.41%

Five Years	8.07%

Ten Years	5.79%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s objective is to offer moderate capital growth and reasonable current income. The principal investment strategy of the Fund is to invest in a combination of Vantagepoint Funds to seek to obtain exposure to approximately 30% fixed income investments, 60% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”). The investment strategy is implemented by investing in the Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	3%-13%
Vantagepoint Core Bond Index Fund	13%-23%
Vantagepoint Inflation Protected Securities Fund	0%-10%

Equity
Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	7%-17%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund’s total return was 7.03% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.24%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Select Value, Discovery and Diversified Assets Funds within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. International equity markets generated higher returns than did U.S. domestic equity markets, and larger capitalization and growth oriented stocks led smaller capitalization and value oriented stocks for the year, with returns for the component funds reflecting these market results. The Equity Income Fund rose 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds, excluding the Select Value and Discovery Funds, earned returns ranging from 5.53% to 9.81%.

As part of a re-optimization, allocations to the underlying funds were modified in late October. The prior asset class target allocation of 40% fixed income Funds and 60% equity Funds was modified to 30% fixed income Funds, 60% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to the Inflation Protected Securities Fund as well as three new Vantagepoint Funds – the Select Value, Discovery, and Diversified Assets Funds. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of new equity styles and of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

The positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering moderate capital growth and reasonable current income.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Model Portfolio Traditional Growth Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Traditional Growth Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Traditional Growth Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.03%

Three Years	7.73%

Five Years	10.24%

Ten Years	6.32%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s objective is to offer high long-term capital growth and modest current income. The principal investment strategy of the Fund to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 15% fixed income investments, 75% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”). The investment strategy is implemented by investing in the Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Core Bond Index Fund	10%-20%

Equity
Vantagepoint Equity Income Fund	8%-18%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Select Value Fund	4%-14%
Vantagepoint Aggressive Opportunities Fund	4%-14%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	11%-21%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund’s total return was 7.74% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.27%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Select Value, Discovery, and Diversified Assets Funds within this report for more information.

The Core Bond Index Fund (Class I), representing 15% of total Fund assets, gained 6.52%. International equity markets generated higher returns than did U.S. domestic equity markets, and larger capitalization and growth oriented stocks led smaller capitalization and value oriented stocks for the year, with returns for the component funds reflecting these market results. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds, excluding the Select Value and Discovery Funds, earned returns ranging from 5.53% to 9.81%.

As part of a re-optimization, allocations to the underlying funds were modified in late October. The prior asset class target allocation of 20% fixed income Funds and 80% equity Funds was modified to 15% fixed income Funds, 75% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to three new Vantagepoint Funds – the Select Value, Discovery, and Diversified Assets Funds. The shift in allocations is expected to enhance the Fund’s diversification through the inclusion of new equity styles and of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

The positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering high long-term capital growth and current income.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Model Portfolio Long-Term Growth Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio Long-Term Growth Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.74%

Three Years	9.14%

Five Years	12.56%

Ten Years	7.25%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s objective is to offer high long-term capital growth. The principal investment strategy of the Fund is to invest, under normal circumstances, 100% in equity Funds whose assets are invested, under normal circumstances, at least 80% in equity securities. The investment strategy is implemented by investing in The Vantagepoint Funds in the approximate target percentages indicated:

Equity
Vantagepoint Equity Income Fund	13%-23%
Vantagepoint Growth & Income Fund	12%-22%
Vantagepoint Growth Fund	12%-22%
Vantagepoint Select Value Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	5%-15%
Vantagepoint Discovery Fund	4%-14%
Vantagepoint International Fund	15%-25%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund returned 7.75% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the MSCI EAFE Index, returned 5.49% and 11.63% for the year. The Fund’s custom benchmark returned 6.80%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary with the exception of the Select Value and Discovery Funds, within this report for more information.

International equity markets generated higher returns than did U.S. domestic equity markets, and larger capitalization and growth oriented stocks led smaller capitalization and value oriented stocks for the year; with returns for the component Funds reflecting these market results. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds, excluding the Select Value and Discovery Funds, earned returns ranging from 5.53% to 9.81%.

As part of a re-optimization, allocations to the underlying Funds were modified in late October. At this time, allocations were made to two new Vantagepoint Funds – the Select Value Fund and the Discovery Fund. The reallocation is expected to enhance the Fund’s diversification through the inclusion of additional segments of the equity markets.

The positioning of the Fund continues to seek to provide investors with a balanced and diversified approach to offering high long-term capital growth.

Vantagepoint Model Portfolio All-Equity Growth Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Model Portfolio All-Equity Growth Fund vs. S&P 500 Index, MSCI EAFE Index, and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Model Portfolio All-Equity Growth Fund Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.75%

Three Years	10.23%

Five Years	14.51%

Since Inception	3.30%

Fund Inception Date	October 1, 2000

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Morgan Stanley Capital International Europe Asia Far East (MSCI EAFE) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s objective is to seek to offer current income and opportunities for capital growth that have limited risk. This Fund may be appropriate for participants who are very close to retirement or are already in retirement.

The principal investment strategy is to seek to invest to obtain exposure to approximately 60% in fixed income investments, approximately 30% in equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”). The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocation within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	35%-45%
Vantagepoint Core Bond Index Fund	6%-16%
Vantagepoint Inflation Protected Securities Fund	4%-14%

Equity
Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint International Fund	1%-11%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

Performance

The Vantagepoint Milestone Retirement Income Fund’s total return was 6.05% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.68%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. Among equities, international markets generated higher returns than domestic and growth stocks led value stocks for the year; the returns for the equity Funds reflect these market trends. The Equity Income Fund returned 3.76%, the Growth & Income Fund earned 5.98%, and the International Fund gained 12.46%.

As part of a re-optimization, allocations among the underlying funds were modified in late October. The prior asset class target allocation of 70% fixed income Funds and 30% equity Funds was modified to 60% fixed income Funds, 30% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to the Inflation Protected Securities Fund and a new Vantagepoint Fund – the Diversified Assets Fund. The reallocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone Retirement Income Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone Retirement Income Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone Retirement Income Fund Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.05%

Three Years	5.64%

Since Inception	5.64%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	25%-35%
Vantagepoint Core Bond Index Fund	6%-16%
Vantagepoint Inflation Protected Securities Fund	3%-13%

Equity
Vantagepoint Equity Income Fund	10%-20%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	0%-10%
Vantagepoint Mid/Small Company Index Fund	0%-10%
Vantagepoint International Fund	3%-13%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2010, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2010 Fund’s total return was 6.43% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.64%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity Funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations among the underlying funds were modified in late October. The prior asset class target allocation of 58% fixed income Funds and 42% equity Funds was modified to 48% fixed income Funds, 42% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to the Inflation Protected Securities Fund and a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2010 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2010 Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2010 Fund Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.43%

Three Years	6.66%

Since Inception	6.66%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	10%-20%
Vantagepoint Core Bond Index Fund	12%-22%
Vantagepoint Inflation Protected Securities Fund	0%-10%

Equity
Vantagepoint Equity Income Fund	14%-24%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	3%-13%
Vantagepoint Mid/Small Company Index Fund	2%-12%
Vantagepoint International Fund	6%-16%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2015, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2015 Fund’s total return was 6.88% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.57%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24%, the Core Bond Index Fund (Class I) gained 6.52%, and the Inflation Protected Securities Fund returned 9.64%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations among the underlying funds were modified in late October. The prior asset class target allocation of 41% fixed income Funds and 59% equity Funds was modified to 34% fixed income Funds, 56% equity Funds, and 10% multi-strategy Funds. At this time, allocations were made to the Inflation Protected Securities Fund and a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2015 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2015 Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, And Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2015 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	6.88%

Three Years	7.87%

Since Inception	7.87%

Fund Inception Date	January 3, 2005

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	2%-12%
Vantagepoint Core Bond Index Fund	13%-23%

Equity
Vantagepoint Equity Income Fund	17%-27%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	4%-14%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint International Fund	8%-18%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2020, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2020 Fund’s total return was 7.17% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.47%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24% and the Core Bond Index Fund (Class I) gained 6.52%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity Funds reflect these market trends. The Equity Income Fund rose 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations among the underlying Funds were modified in late October. The prior asset class target allocation of approximately 30% fixed income Funds and 70% equity Funds was modified to approximately 25% fixed income Funds, 65% equity Funds, and 10% multi-strategy Funds. At this time, an allocation was made to a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2020 Fund Underlying Fund
Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2020 Fund vs. S&P 500 Index, Lehman Brothers Intermediate Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2020 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.17%
Three Years	8.50%
Since Inception	8.50%
Fund Inception Date	January 3, 2005

* Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Low Duration Bond Fund	0%-10%
Vantagepoint Core Bond Index Fund	10%-20%

Equity
Vantagepoint Equity Income Fund	18%-28%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Mid/Small Company Index Fund	7%-17%
Vantagepoint International Fund	10%-20%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2025, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2025 Fund’s total return was 7.17% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.28%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Low Duration Bond Fund returned 5.24% and the Core Bond Index Fund (Class I) gained 6.52%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity Funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations among the underlying Funds were modified in late October. The prior asset class target allocation of 23% fixed income Funds and 77% equity Funds was modified to approximately 17% fixed income Funds, 73% equity Funds, and 10% multi-strategy Funds. At this time, an allocation was made to a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2025 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2025 Fund vs. S&P 500 Index, Lehman Brothers Intermediate
Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2025 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.17%

Three Years	8.99%

Since Inception	8.99%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Core Bond Index Fund	8%-18%

Equity
Vantagepoint Equity Income Fund	20%-30%
Vantagepoint Growth & Income Fund	9%-19%
Vantagepoint Growth Fund	6%-16%
Vantagepoint Mid/Small Company Index Fund	10%-20%
Vantagepoint International Fund	11%-21%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will correspondingly increase so that by June 30 of the year 2030, the Fund’s asset allocation will be approximately 30% equity Funds, 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2030 Fund’s total return was 7.11% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 6.05%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Core Bond Index Fund (Class I) gained 6.52%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations among the underlying Funds were modified in late October. The prior asset class target allocation of 17% fixed income Funds and 83% equity Funds was modified to approximately 12% fixed income Funds, 81% equity Funds, and 7% multi-strategy Funds. At this time, an allocation was made to a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2030 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2030 Fund vs. S&P 500 Index, Lehman Brothers Intermediate
Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2030 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.11%

Three Years	9.40%

Since Inception	9.40%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and, beginning in October 2007, the Fund began to allocate up to 10% of its assets to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within percentage ranges indicated:

Fixed Income
Vantagepoint Core Bond Index Fund	6%-16%

Equity
Vantagepoint Equity Income Fund	21%-31%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Mid/Small Company Index Fund	13%-23%
Vantagepoint International Fund	13%-23%

Multi-Strategy
Vantagepoint Diversified Assets Fund	0%-10%

As time elapses, the Fund’s allocation to equity Funds will periodically decrease and the Fund’s allocation to fixed income funds and multi-strategy funds will correspondingly increase so that by June 30 of the year 2035, the Fund’s asset allocation will be approximately 30% equity funds, 60% fixed income funds, and 10% multi-strategy funds.

Performance

The Vantagepoint Milestone 2035 Fund’s total return was 7.25% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Aggregate Bond Index* returned 5.49% and 7.02%, respectively, for the year. The Fund’s custom benchmark returned 5.82%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary, with the exception of the Diversified Assets Fund, within this report for more information.

The Core Bond Index Fund (Class I) gained 6.52%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations to the underlying funds were modified in late October. The prior asset class target allocation of 12% fixed income Funds and 88% equity Funds was modified to approximately 11% fixed income Funds, 87% equity Funds, and 2% multi-strategy Funds. At this time, an allocation was made to a new Vantagepoint Fund – the Diversified Assets Fund. The shift in allocation is intended to enhance the Fund’s diversification through the inclusion of alternative asset classes and strategies that have historically tended to exhibit a low correlation to traditional bonds and stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the Lehman Brothers Intermediate Aggregate Bond Index better represents the average duration of the Fund’s fixed income exposure.

Vantagepoint Milestone 2035 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2035 Fund vs. S&P 500 Index, Lehman Brothers Intermediate
Aggregate Band Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2035 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.25%
Three Years	9.75%
Since Inception	9.75%
Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the Lehman Brothers Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of equity Funds, fixed income Funds, and to certain underlying Funds to gain exposure to asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (“multi-strategy Funds”) by investing in The Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040.

At year-end the Fund was invested in six Vantagepoint Funds at target allocations within the percentage ranges indicated:

Fixed Income
Vantagepoint Core Bond Index Fund	5%-15%

Equity
Vantagepoint Equity Income Fund	21%-31%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Mid/Small Company Index Fund	14%-24%
Vantagepoint International Fund	13%-23%

As time elapses, the Fund’s allocation to equity funds will decrease and the Fund’s allocation to fixed income Funds and multi-strategy Funds will increase so that by June 30 of the year 2040, the Fund’s asset allocation will be approximately 30% equity Funds 60% fixed income Funds, and 10% multi-strategy Funds.

Performance

The Vantagepoint Milestone 2040 Fund’s total return was 7.23% in 2007. The Fund’s market benchmarks, the S&P 500 Index and the MSCI EAFE Index* returned 5.49% and 11.63%, respectively, for the year. The Fund’s custom benchmark returned 6.74%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests.

Commentary

The Fund’s performance in 2007 was driven by the weighting and performance of the component Funds in which the Fund invests. Please refer to each component Fund’s commentary within this report for more information.

The Core Bond Index Fund (Class I) gained 6.52%. Among equities, international markets generated higher returns than domestic, and larger-cap and growth stocks led smaller-cap and value stocks for the year; the returns for the equity funds reflect these market trends. The Equity Income Fund returned 3.76% and the International Fund gained 12.46%. The remaining underlying equity Funds earned returns ranging from 4.98% to 9.81%.

As part of a re-optimization, allocations to the underlying Funds were modified in late October. The shift in allocation is intended to enhance the Fund’s diversification through greater balance between growth and value styles as well as broader exposure to small- and mid-cap stocks.

* Prior to October 30, 2007, the Fund compared its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index which consists of all investment-grade U.S. fixed income securities. The Fund changed the index to which it compares the performance of its fixed income exposure because the MSCI EAFE Index better represents the Fund’s asset allocation.

Vantagepoint Milestone 2040 Fund
Underlying Fund Allocation as of December 31, 2007

Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Milestone 2040 Fund vs. S&P 500 Index, MSCI EAFE Index, Lehman Brothers Aggregate Bond Index, and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Ibbotson Associates

Vantagepoint Milestone 2040 Fund
Average Annual Total Return for the periods ended December 31, 2007*

One Year	7.23%
Three Years	9.79%
Since Inception	9.79%
Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Morgan Stanley Capital International Europe Asia Far East (MSCI EAFE) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocation to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE Index. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A Fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Low Duration Bond Fund, Inflation Protected Securities Fund, Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversified Assets Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, and Model Portfolio All-Equity Growth Fund (hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended and changes in each of their net assets for each of the fiscal periods presented, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 29, 2008

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
ASSETS:
Securities, at market value†	$304,391,144	$498,504,356	$272,093,090	$764,096,921	$1,892,472,735
Cash	—	6,034,818	—	13,605,360	—
Cash denominated in foreign currencies	—	—	142,465	—	—
Receivable for:
Dividends	1,218,174	—	—	903,481	2,024,365
Interest	—	3,683,843	2,388,944	49,212	1,310,434
Investments sold	—	129,775	459,253	148,199	2,605,334
Fund shares sold	1,330,560	111,056	71,234	12,239	1,235,771
Variation margin on futures contracts	—	30,938	14,370	—	—
Gross unrealized gain on forward foreign currency exchange contracts	—	—	1,099	—	—
Total Assets	306,939,878	508,494,786	275,170,455	778,815,412	1,899,648,639
LIABILITIES:
Payable for:
Investments purchased	—	—	—	212,398	2,591,691
Fund shares redeemed	—	240,133	320,056	80,986	442,401
Variation margin on futures contracts	—	—	—	518,750	—
Collateral for securities loaned	—	668,100	—	20,791,600	159,318,560
Swap interest payable	—	—	59,504	—	—
Accrued Expenses:
Administrative services fees	3,253	7,969	4,277	12,041	27,546
Advisory fees	25,599	42,904	23,023	64,519	148,296
Subadviser fees	—	198,758	99,433	454,347	1,710,597
Options written, at value	—	—	339,192	—	—
Other accrued expense	111,651	216,649	116,286	351,904	659,570
Gross unrealized loss on forward foreign currency exchange contracts	—	—	3	—	—
Total Liabilities	140,503	1,374,513	961,774	22,486,545	164,898,661
NET ASSETS	$306,799,375	$507,120,273	$274,208,681	$756,328,867	$1,734,749,978
NET ASSETS REPRESENTED BY:
Paid-in capital	$306,799,375	$513,086,387	$270,330,260	$623,147,691	$1,458,625,719
Net unrealized appreciation on investments, futures contracts, foreign currency transactions, written options and swaps	—	1,907,213	8,183,974	133,668,663	268,567,334
Undistributed net investment income (loss)	—	—	13,182	96,200	—
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps	—	(7,873,327)	(4,318,735)	(583,687)	7,556,925
NET ASSETS	$306,799,375	$507,120,273	$274,208,681	$756,328,867	$1,734,749,978
CAPITAL SHARES:
Net Assets	$306,799,375	$507,120,273	$274,208,681	$756,328,867	$1,734,749,978
Shares Outstanding	306,799,375	51,607,444	26,212,989	88,688,615	177,347,097
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$9.83	$10.46	$8.53	$9.78
Cost of investments	$304,391,144	$496,651,283	$263,979,927	$629,090,237	$1,623,905,181
Cost of cash denominated in foreign currencies	$—	$—	$143,165	$—	$—

† Includes securities on loan with market values of (Note 6):	$—	$652,472	$—	$19,964,207	$147,981,040

(1)	Formerly Short-Term Bond Fund.

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Securities, at market value†	$1,150,015,841	$2,702,379,132	$283,648,228	$1,477,997,046
Cash	290,964	45	13,062,772	1,181,282
Receivable for:
Dividends	1,414,738	2,567,675	679,711	1,192,669
Interest	48,624	86,727	34,926	441,933
Investments sold	354,455	18,729,591	1,175,773	1,332,997
Fund shares sold	725,347	469,428	223,444	118,294
Recoverable foreign taxes	8,691	31	—	—
Total Assets	1,152,858,660	2,724,232,629	298,824,854	1,482,264,221
LIABILITIES:
Payable for:
Investments purchased	4,357,830	17,569,597	4,277,006	3,244,521
Fund shares redeemed	87,052	410,032	—	423,031
Collateral for securities loaned	45,271,680	134,521,203	—	321,587,851
Accrued Expenses:
Administrative services fees	17,254	40,878	8,913	18,035
Advisory fees	92,889	220,069	25,206	97,091
Subadviser fees	888,738	2,566,670	226,157	1,659,156
Other accrued expense	442,756	1,059,642	130,195	489,051
Total Liabilities	51,158,199	156,388,091	4,667,477	327,518,736
NET ASSETS	$1,101,700,461	$2,567,844,538	$294,157,377	$1,154,745,485
NET ASSETS REPRESENTED BY:
Paid-in capital	$949,327,746	$2,457,075,927	$313,224,311	$1,001,005,979
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	157,351,197	392,128,212	(15,229,407)	129,129,424
Undistributed net investment income	3,613	527,836	—	1,056,032
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,982,095)	(281,887,437)	(3,837,527)	23,554,050
NET ASSETS	$1,101,700,461	$2,567,844,538	$294,157,377	$1,154,745,485
CAPITAL SHARES:
Net Assets	$1,101,700,461	$2,567,844,538	$294,157,377	$1,154,745,485
Shares Outstanding	104,338,105	245,768,024	31,357,980	102,579,840
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$10.56	$10.45	$9.38	$11.26
Cost of investments	$992,665,542	$2,310,250,920	$298,877,635	$1,348,867,958

† Includes securities on loan with market values of (Note 6):	$43,288,783	$129,294,690	$—	$306,325,637

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Discovery	International	Diversified Assets
ASSETS:
Securities, at market value†	$160,870,742	$1,182,204,518	$363,222,876
Cash	15,943,475	—	103,093,268
Cash denominated in foreign currencies	12,861	540,073	—
Receivable for:
Dividends	139,797	751,377	—
Interest	871,181	59,106	1,688,281
Investments sold	625,827	3,253,737	—
Fund shares sold	38,959	306,983	57,061
Recoverable foreign taxes	—	399,810	—
Swap interest receivable	—	—	1,094,629
Gross unrealized gain on forward foreign currency exchange contracts	—	126,475	1,134,419
Total Assets	178,502,842	1,187,642,079	470,290,534
LIABILITIES:
Payable for:
Investments purchased	4,643,876	4,891,929	—
Fund shares redeemed	—	52,003	35,309
Variation margin on futures contracts	120,284	—	399,140
Collateral for securities loaned	—	35,045,824	—
Accrued Expenses:
Administrative services fees	5,163	17,783	13,992
Advisory fees	14,642	95,736	39,558
Subadviser fees	125,225	1,897,301	370,302
Options written, at value (261,490)	—	—	230,449
Other accrued expense	82,149	507,615	188,826
Gross unrealized loss on forward foreign currency exchange contracts	1,389	105,082	3,838,416
Total Liabilities	4,992,728	42,613,273	5,115,992
NET ASSETS	$173,510,114	$1,145,028,806	$465,174,542
NET ASSETS REPRESENTED BY:
Paid-in capital	$186,971,528	$966,567,836	$467,724,983
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options and swaps	(7,995,699)	171,011,950	(3,711,889)
Undistributed net investment income (loss)	(7,646)	(1,068,775)	2,234,057
Accumulated net realized loss on investments, futures contracts, foreign currency transactions, written options and swaps	(5,458,069)	8,517,795	(1,072,609)
NET ASSETS	$173,510,114	$1,145,028,806	$465,174,542
CAPITAL SHARES:
Net Assets	$173,510,114	$1,145,028,806	$465,174,542
Shares Outstanding	18,752,198	93,943,209	46,771,598
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$9.25	$12.19	$9.95
Cost of investments	$167,614,648	$1,011,232,050	$363,251,296
Cost of cash denominated in foreign currencies	$—	$542,021	$—

† Includes securities on loan with market values of (Note 6):	$—	$33,353,332	$—

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Securities, at market value†	$1,146,924,232	$425,561,977	$698,746,096	$278,670,919	$258,963,198
Cash denominated in foreign currencies	—	—	—	—	4,263,530
Receivable for:
Dividends	—	622,247	940,996	266,141	253,640
Interest	10,613,190	8,652	45,417	69,298	11,493
Investments sold	9,420,338	103,035	560,442	900,050	37,262
Fund shares sold	452,127	267,620	138,730	173,590	96,420
Recoverable foreign taxes	—	—	—	—	81,241
Gross unrealized gain on forward foreign currency exchange contracts	—	—	—	—	45,256
Total Assets	1,167,409,887	426,563,531	700,431,681	280,079,998	263,752,040
LIABILITIES:
Payable for:
Investments purchased	18,141,270	145,873	469,328	581,868	10,037,853
Fund shares redeemed	657,856	—	585,649	3,791	224,038
Variation margin on futures contracts	—	45,274	76,343	13,286	28,228
Collateral for securities loaned	58,009,352	14,242,009	43,900,827	51,895,159	3,636,739
Accrued Expenses:
Administrative services fees	17,064	6,528	10,417	4,827	4,093
Advisory fees	45,932	17,562	28,041	9,640	10,642
Subadviser fees	61,979	42,021	73,775	45,484	85,270
Other accrued expense	362,356	122,720	168,962	79,729	81,974
Gross unrealized loss on forward foreign currency exchange contracts	—	—	—	—	259,525
Total Liabilities	77,295,809	14,621,987	45,313,342	52,633,784	14,368,362
NET ASSETS	$1,090,114,078	$411,941,544	$655,118,339	$227,446,214	$249,383,678
NET ASSETS REPRESENTED BY:
Paid-in capital	$1,103,350,870	$238,189,478	$420,343,963	$175,221,098	$192,316,737
Net unrealized appreciation on investments, futures contracts and foreign currency transactions	9,193,506	185,390,466	244,411,633	48,160,490	58,268,979
Undistributed net investment income (loss)	—	100,021	5,557,044	226,082	(655,016)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(22,430,298)	(11,738,421)	(15,194,301)	3,838,544	(547,022)
NET ASSETS	$1,090,114,078	$411,941,544	$655,118,339	$227,446,214	$249,383,678
CAPITAL SHARES:
Net Assets—Class I	$888,540,915	$95,693,806	$170,584,105	$105,495,815	$70,722,609
Shares Outstanding—Class I	89,991,606	8,230,725	13,923,977	6,500,553	4,780,110
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$9.87	$11.63	$12.25	$16.23	$14.80
Net Assets—Class II	$201,573,163	$316,247,738	$484,534,234	$121,950,399	$178,661,069
Shares Outstanding—Class II	20,317,844	28,717,746	41,880,767	7,878,431	12,775,628
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$9.92	$11.01	$11.57	$15.48	$13.98
Cost of investments	$1,137,730,726	$240,115,261	$454,248,456	$230,499,570	$200,466,116
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$4,294,103

† Includes securities on loan with market values of (Note 6):	$56,788,389	$13,654,051	$41,964,741	$49,539,482	$3,451,989

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Securities of affiliated Mutual Funds, at market value*	$311,499,915	$597,839,015	$1,487,346,218	$1,678,115,921	$598,025,439
Receivable for:
Dividends	852,125	1,306,714	2,038,059	1,278,572	27,988
Investments sold	30,654	56,124	126,628	122,620	5,350
Fund shares sold	120,985	383,921	835,068	254,834	302,581
Total Assets	312,503,679	599,585,774	1,490,345,973	1,679,771,947	598,361,358
LIABILITIES:
Payable for:
Investments purchased	961,140	1,690,580	2,873,127	1,378,189	271,768
Fund shares redeemed	11,970	54	—	136,616	7,910
Accrued Expenses:
Distribution to shareholders	3,623	3,206	5,202	—	—
Administrative services fees	4,203	7,252	17,906	20,229	7,199
Advisory fees	27,248	51,397	117,284	130,803	51,479
Other accrued expense	40,235	58,778	108,149	118,709	49,602
Total Liabilities	1,048,419	1,811,267	3,121,668	1,784,546	387,958
NET ASSETS	$311,455,260	$597,774,507	$1,487,224,305	$1,677,987,401	$597,973,400
NET ASSETS REPRESENTED BY:
Paid-in capital	$302,050,747	$563,576,944	$1,369,771,538	$1,483,475,509	$541,444,060
Net unrealized appreciation on investments	3,920,372	31,189,566	121,798,398	145,615,210	20,548,304
Undistributed net investment income	101,694	44,495	217,202	258,092	27,705
Accumulated net realized gain (loss) on investments	5,382,447	2,963,502	(4,562,833)	48,638,590	35,953,331
NET ASSETS	$311,455,260	$597,774,507	$1,487,224,305	$1,677,987,401	$597,973,400
CAPITAL SHARES:
Net Assets	$311,455,260	$597,774,507	$1,487,224,305	$1,677,987,401	$597,973,400
Shares Outstanding	12,609,317	24,282,741	61,856,371	69,163,217	24,280,358
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$24.70	$24.62	$24.04	$24.26	$24.63
Cost of investments	$307,579,543	$566,649,449	$1,365,547,820	$1,532,500,711	$577,477,135

*Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Securities of affiliated Mutual Funds, at market value*	$54,583,517	$70,417,596	$138,555,052	$112,082,851	$83,912,180
Receivable for:
Dividends	137,214	141,512	205,137	127,796	64,620
Investments sold	73,504	—	—	93,361	—
Fund shares sold	8,909	156,847	531,708	149,362	310,601
Due from investment adviser**	20,659	19,213	6,953	8,149	14,622
Total Assets	54,823,803	70,735,168	139,298,850	112,461,519	84,302,023
LIABILITIES:
Payable for:
Investments purchased	137,214	210,232	722,252	127,796	375,221
Fund shares redeemed	82,413	88,127	182	230,611	—
Accrued Expenses:
Administrative services fees	2,503	2,503	1,943	2,503	2,503
Advisory fees	4,681	6,131	11,885	9,678	7,219
Other accrued expense	24,474	25,666	27,748	26,946	25,591
Total Liabilities	251,285	332,659	764,010	397,534	410,534
NET ASSETS	$54,572,518	$70,402,509	$138,534,840	$112,063,985	$83,891,489
NET ASSETS REPRESENTED BY:
Paid-in capital	$54,460,900	$69,950,394	$136,707,326	$110,241,862	$82,463,273
Net unrealized depreciation on investments	(1,212,764)	(1,547,504)	(2,914,029)	(2,590,237)	(2,342,029)
Undistributed net investment income	24,605	22,948	32,456	23,503	15,461
Accumulated net realized gain on investments	1,299,777	1,976,671	4,709,087	4,388,857	3,754,784
NET ASSETS	$54,572,518	$70,402,509	$138,534,840	$112,063,985	$83,891,489
CAPITAL SHARES:
Net Assets	$54,572,518	$70,402,509	$138,534,840	$112,063,985	$83,891,489
Shares Outstanding	5,143,929	6,612,612	12,447,101	9,850,252	7,262,252
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$10.61	$10.65	$11.13	$11.38	$11.55
Cost of investments	$55,796,281	$71,965,100	$141,469,081	$114,673,088	$86,254,209

*	Investment in other Vantagepoint Funds (Note 1).

**	Contractual fee waiver (Note 3)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets and Liabilities
December 31, 2007

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
ASSETS:
Securities of affiliated Mutual Funds, at market value*	$61,482,678	$34,851,709	$32,903,173
Receivable for:
Dividends	35,768	17,445	15,278
Investments sold	—	109	3,301
Fund shares sold	96,868	64,623	53,130
Due from investment adviser**	15,145	9,328	8,321
Total Assets	61,630,459	34,943,214	32,983,203
LIABILITIES:
Payable for:
Investments purchased	132,636	66,597	15,278
Fund shares redeemed	—	15,581	56,431
Accrued Expenses:
Administrative services fees	2,503	2,503	2,503
Advisory fees	5,322	3,000	2,817
Other accrued expense	25,049	24,827	24,528
Total Liabilities	165,510	112,508	101,557
NET ASSETS	$61,464,949	$34,830,706	$32,881,646
NET ASSETS REPRESENTED BY:
Paid-in capital	$60,829,419	$34,836,007	$33,276,162
Net unrealized depreciation on investments	(2,397,465)	(1,850,079)	(2,231,809)
Undistributed net investment income	8,215	4,123	4,011
Accumulated net realized gain on investments	3,024,780	1,840,655	1,833,282
NET ASSETS	$61,464,949	$34,830,706	$32,881,646
CAPITAL SHARES:
Net Assets	$61,464,949	$34,830,706	$32,881,646
Shares Outstanding	5,229,848	2,945,289	2,775,802
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$11.75	$11.83	$11.85
Cost of investments	$63,880,143	$36,701,788	$35,134,982

*	Investment in other Vantagepoint Funds (Note 1).

**	Contractual fee waiver (Note 3)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2007

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
INVESTMENT INCOME:
Dividends	$13,627,570	$—	$—	$11,929,195	$28,938,706
Interest	—	29,720,351	9,100,349	8,332,458	4,721,656
Security lending income	—	2,424	13,355	46,975	1,237,079
Foreign taxes withheld on dividends	—	—	—	—	(75,691)
Total investment income	13,627,570	29,722,775	9,113,704	20,308,628	34,821,750
EXPENSES:
Directors	2,430	6,540	1,519	8,166	16,117
Subadviser	—	834,397	240,355	1,772,039	6,219,287
Custodian	35,605	132,871	49,491	141,702	253,542
Advisory*	264,795	620,160	164,340	774,666	1,654,782
Fund services	397,193	930,239	246,509	1,161,999	2,482,172
Investor services	529,591	1,240,319	328,679	1,549,331	3,309,563
Administration	35,189	114,924	28,198	142,185	298,575
Other expenses	74,987	140,374	62,995	245,720	287,787
Total expenses	1,339,790	4,019,824	1,122,086	5,795,808	14,521,825
NET INVESTMENT INCOME	12,287,780	25,702,951	7,991,618	14,512,820	20,299,925
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on sale of investments	—	(35,648)	(851,795)	18,962,984	87,114,116
Net realized gain (loss) on futures contracts, foreign currency transactions, written options and swaps	—	562,111	280,471	11,045,580	(261,725)
Net change in unrealized appreciation (depreciation) on investments	—	5,500,596	9,562,070	3,751,083	(57,192,703)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency transactions, written options and swaps	—	144,891	70,811	(1,853,781)	(220)
NET GAIN ON INVESTMENTS	—	6,171,950	9,061,557	31,905,866	29,659,468
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,287,780	$31,874,901	$17,053,175	$46,418,686	$49,959,393

*	Refer to Note 3

(1)	Formerly Short-Term Bond Fund

(2)	Formerly US Government Securities Fund

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Period Ended December 31, 2007

	Growth & Income	Growth	Select Value(1)	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$19,627,341	$31,499,668	$1,369,891	$10,210,445
Interest	1,266,161	3,463,576	188,241	1,871,519
Security lending income	224,332	770,367	—	3,040,398
Foreign taxes withheld on dividends	(141,621)	(52,613)	(750)	(70,219)
Total investment income	20,976,213	35,680,998	1,557,382	15,052,143
EXPENSES:
Directors	12,632	29,429	—	14,670
Subadviser	3,622,350	10,234,788	226,157	6,924,688
Custodian	253,029	464,302	16,318	314,308
Advisory*	1,230,971	2,772,748	50,257	1,374,512
Fund services	1,846,456	4,159,123	75,386	2,061,768
Investor services	2,461,941	5,545,497	100,514	2,749,024
Administration	226,378	511,335	9,205	254,809
Other expenses	234,127	485,272	43,896	262,895
Total expenses	9,887,884	24,202,494	521,733	13,956,674
NET INVESTMENT INCOME	11,088,329	11,478,504	1,035,649	1,095,469
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on sale of investments	134,549,429	221,556,043	(3,646,159)	201,649,227
Net realized gain (loss) on futures contracts, foreign currency transactions, written options and swaps	4,967,236	5,772,220	(191,368)	3,362,183
Net change in unrealized appreciation (depreciation) on investments	(68,933,737)	36,959,413	(15,229,407)	(115,328,905)
Net change in unrealized appreciation on futures contracts, foreign currency transactions, written options and swaps	915	85	—	302
NET GAIN (LOSS) ON INVESTMENTS	70,583,843	264,287,761	(19,066,934)	89,682,807
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,672,172	$275,766,265	$(18,031,285)	$90,778,276

*	Refer to Note 3

(1)	Commenced operations on October 30, 2007.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Period Ended December 31, 2007

	Discovery(1)	International	Diversified Assets(1)
INVESTMENT INCOME:
Dividends	$232,599	$25,127,540	$—
Interest	691,534	1,684,251	3,574,398
Security lending income	—	618,804	—
Foreign taxes withheld on dividends	(6,601)	(2,164,040)	—
Total investment income	917,532	25,266,555	3,574,398
EXPENSES:
Directors	—	11,239	—
Subadviser	125,225	5,731,235	370,302
Custodian	9,216	1,111,316	23,331
Advisory*	29,122	1,121,260	78,788
Fund services	43,683	1,681,890	118,182
Investor services	58,244	2,242,521	157,575
Administration	5,334	203,508	14,430
Audit	20,283	20,089	20,283
State license fees and memberships	19,532	25,123	9,612
Other expenses	—	176,626	—
Total expenses	310,639	12,324,807	792,503
NET INVESTMENT INCOME	606,893	12,941,748	2,781,895
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	185,814	152,349,474	3,007
Net realized gain (loss) on futures contracts, foreign currency transactions, written options and swaps	(4,304,877)	574,147	387,357
Net change in unrealized depreciation on investments	(6,743,906)	(30,609,747)	(28,420)
Net change in unrealized depreciation on futures contracts, foreign currency transactions, written options and swaps	(1,251,793)	(17,387)	(3,683,469)
NET GAIN (LOSS) ON INVESTMENTS	(12,114,762)	122,296,487	(3,321,525)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,507,869)	$135,238,235	$(539,630)

*	Refer to Note 3

(1)	Commenced operations on October 30, 2007.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2007

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$—	$7,957,813	$12,169,687	$2,977,433	$6,577,646
Interest	62,399,271	252,294	473,162	269,342	496,221
Security lending income	318,882	32,932	219,901	313,949	102,956
Foreign taxes withheld on dividends	—	—	(616)	(1,121)	(476,910)
Total investment income	62,718,153	8,243,039	12,862,134	3,559,603	6,699,913
EXPENSES:
Directors	12,562	4,252	6,897	2,073	1,929
Subadviser	247,794	82,399	145,051	88,085	155,566
Custodian	345,771	90,592	169,007	125,175	337,387
Advisory Class I*	516,759	51,887	93,513	45,905	34,022
Advisory Class II*	92,249	154,807	240,443	60,771	78,050
Fund services Class I	1,550,276	155,660	280,539	137,716	102,068
Fund services Class II	92,249	154,807	240,443	60,771	78,049
Investor services Class I	1,550,276	155,660	280,539	137,716	102,067
Investor services Class II	92,249	154,807	240,443	60,771	78,050
Administration	224,045	75,493	122,092	39,695	39,690
State license fees and memberships	25,912	63,718	23,193	20,548	20,484
Other expenses	207,505	83,375	122,732	50,934	75,424
Total expenses	4,957,647	1,227,457	1,964,892	830,160	1,102,786
NET INVESTMENT INCOME	57,760,506	7,015,582	10,897,242	2,729,443	5,597,127
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	498,179	14,883,029	13,545,009	15,623,752	2,913,615
Net realized gain (loss) on futures contracts and foreign currency transactions	—	178,561	(477,518)	9,363	4,112
Net change in unrealized appreciation (depreciation) on investments	20,506,955	(1,238,955)	10,058,809	(9,622,724)	10,337,013
Net change in unrealized appreciation (depreciation) on futures contracts and foreign currency transactions	—	(59,295)	(86,007)	9,882	(256,257)
NET GAIN ON INVESTMENTS	21,005,134	13,763,340	23,040,293	6,020,273	12,998,483
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,765,640	$20,778,922	$33,937,535	$8,749,716	$18,595,610

*	Refer to Note 3

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2007

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME IN AFFILIATED MUTUAL FUNDS:
Dividends*	$11,507,122	$18,063,007	$33,534,015	$27,127,192	$5,289,512
Total investment income	11,507,122	18,063,007	33,534,015	27,127,192	5,289,512
EXPENSES:
Directors	3,145	5,878	14,313	15,885	5,198
Custodian	28,487	32,378	39,276	40,662	32,265
Advisory**	301,827	568,430	1,290,280	1,431,979	545,271
Administration	42,719	80,537	199,345	223,627	75,669
Legal	22,531	42,117	102,540	113,806	37,252
Other expenses	60,695	83,217	152,481	165,321	79,837
Total expenses	459,404	812,557	1,798,235	1,991,280	775,492
NET INVESTMENT INCOME	11,047,718	17,250,450	31,735,780	25,135,912	4,514,020
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	3,335,930	18,571,919	65,567,503	84,126,471	49,037,289
Realized gain distributions from affiliated mutual funds	6,697,077	17,287,876	62,663,028	90,659,809	40,770,180
Net change in unrealized depreciation on investments	(3,176,082)	(16,944,589)	(65,549,999)	(84,781,758)	(57,178,320)
NET GAIN ON INVESTMENTS	6,856,925	18,915,206	62,680,532	90,004,522	32,629,149
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,904,643	$36,165,656	$94,416,312	$115,140,434	$37,143,169

*	Received from other Vantagepoint Funds (Note 1).

**	Refer to Note 3

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2007

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME IN AFFILIATED MUTUAL FUNDS:
Dividends*	$1,503,057	$1,974,352	$3,059,457	$2,223,053	$1,484,148
Total investment income	1,503,057	1,974,352	3,059,457	2,223,053	1,484,148
EXPENSES:
Directors	286	554	965	751	554
Custodian	23,836	24,206	24,927	24,627	24,276
Advisory**	39,758	61,631	111,156	91,477	67,132
Administration	15,002	15,002	15,002	15,002	15,002
Audit	15,188	15,188	15,188	15,188	15,188
State license fees and memberships	19,754	19,874	20,056	19,961	19,874
Other expenses	4,475	8,736	15,340	11,986	8,938
Total expenses	118,299	145,191	202,634	178,992	150,964
Less reimbursements (Note 3)	(62,948)	(33,167)	(6,953)	(8,149)	(27,777)
Total expenses	55,351	112,024	195,681	170,843	123,187
NET INVESTMENT INCOME	1,447,706	1,862,328	2,863,776	2,052,210	1,360,961
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	782,332	2,286,763	4,929,210	4,291,475	3,294,152
Realized gain distributions from affiliated mutual funds	1,410,680	2,190,427	5,142,999	4,774,798	4,083,031
Net change in unrealized depreciation on investments	(1,437,303)	(2,775,104)	(6,233,099)	(5,582,812)	(4,798,841)
NET GAIN ON INVESTMENTS	755,709	1,702,086	3,839,110	3,483,461	2,578,342
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,203,415	$3,564,414	$6,702,886	$5,535,671	$3,939,303

*	Received from other Vantagepoint Funds (Note 1).

**	Refer to Note 3

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2007

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
INVESTMENT INCOME IN AFFILIATED MUTUAL FUNDS:
Dividends*	$987,988	$513,126	$467,427
Total investment income	987,988	513,126	467,427
EXPENSES:
Directors	339	196	162
Custodian	23,970	23,650	23,605
Advisory**	48,152	25,615	22,841
Administration	15,002	15,002	15,002
Audit	15,188	15,188	15,188
State license fees and memberships	19,776	19,714	19,699
Other expenses	5,427	3,224	2,651
Total expenses	127,854	102,589	99,148
Less reimbursements (Note 3)	(31,495)	(52,238)	(54,672)
Total expenses	96,359	50,351	44,476
NET INVESTMENT INCOME	891,629	462,775	422,951
NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain on sale of investments	2,570,543	1,433,716	1,288,677
Realized gain distributions from affiliated mutual funds	3,275,569	1,996,951	1,941,337
Net change in unrealized depreciation on investments	(3,748,429)	(2,532,444)	(2,532,853)
NET GAIN ON INVESTMENTS	2,097,683	898,223	697,161
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,989,312	$1,360,998	$1,120,112

*	Received from other Vantagepoint Funds (Note 1).

**	Refer to Note 3

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Money Market		Low Duration Bond(1)
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$12,287,780	$8,101,593	$25,702,951	$21,677,634
Net realized gain (loss) on sale of investments	—	6,063	526,463	(2,260,196)
Net change in unrealized appreciation of investments	—	—	5,645,487	2,312,266
Net increase in net assets resulting from operations	12,287,780	8,107,656	31,874,901	21,729,704
Distributions to shareholders from:
Net investment income	(12,287,780)	(8,101,593)	(26,485,268)	(22,130,500)
Net realized gain on investments	—	(6,063)	—	—
Return of capital	—	—	—	(2,019,872)
Total distributions	(12,287,780)	(8,107,656)	(26,485,268)	(24,150,372)
Capital share transactions:
Proceeds from sale of shares	144,346,127	114,571,938	114,779,955	76,129,924
Reinvestment of distributions	12,287,779	8,107,656	26,485,268	24,150,374
Value of shares redeemed	(67,605,809)	(47,887,407)	(247,207,687)	(34,099,542)
Net increase (decrease) from capital share transactions	89,028,097	74,792,187	(105,942,464)	66,180,756
Total increase (decrease) in net assets	89,028,097	74,792,187	(100,552,831)	63,760,088
NET ASSETS at beginning of year	217,771,278	142,979,091	607,673,104	543,913,016
NET ASSETS at end of year	$306,799,375	$217,771,278	$507,120,273	$607,673,104
SHARE TRANSACTIONS:
Number of shares sold	144,346,127	114,571,938	11,704,639	7,774,549
Number of shares issued through reinvestment of dividends and distributions	12,287,779	8,107,656	2,707,153	2,473,087
Number of shares redeemed	(67,605,809)	(47,887,407)	(25,091,034)	(3,492,137)
Net increase (decrease) in shares outstanding	89,028,097	74,792,187	(10,679,242)	6,755,499

(1) Formerly Short-Term Bond Fund

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities(1)		Asset Allocation
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$7,991,618	$5,516,908	$14,512,820	$12,320,489
Net realized gain (loss) on sale of investments	(571,324)	(1,632,407)	30,008,564	38,162,394
Net change in unrealized appreciation of investments	9,632,881	734,414	1,897,302	56,963,879
Net increase in net assets resulting from operations	17,053,175	4,618,915	46,418,686	107,446,762
Distributions to shareholders from:
Net investment income	(7,993,265)	(5,508,157)	(16,268,835)	(12,047,039)
Net realized gain on investments	—	—	(17,570,032)	(12,454,093)
Return of capital	—	(455,973)	—	—
Total distributions	(7,993,265)	(5,964,130)	(33,838,867)	(24,501,132)
Capital share transactions:
Proceeds from sale of shares	150,935,590	19,881,091	60,033,126	71,646,779
Reinvestment of distributions	7,993,265	5,964,119	33,838,867	24,501,132
Value of shares redeemed	(36,319,717)	(33,294,937)	(118,504,439)	(148,494,794)
Net increase (decrease) from capital share transactions	122,609,138	(7,449,727)	(24,632,446)	(52,346,883)
Total increase (decrease) in net assets	131,669,048	(8,794,942)	(12,052,627)	30,598,747
NET ASSETS at beginning of year	142,539,633	151,334,575	768,381,494	737,782,747
NET ASSETS at end of year	$274,208,681	$142,539,633	$756,328,867	$768,381,494
Undistributed net investment income (loss) included in net assets at end of year	$13,182	$—	$96,200	$1,127,211
SHARE TRANSACTIONS:
Number of shares sold	14,820,899	1,983,713	6,785,176	9,170,636
Number of shares issued through reinvestment of dividends and distributions	796,656	594,945	3,930,182	2,899,542
Number of shares redeemed	(3,622,766)	(3,319,412)	(13,452,049)	(18,880,309)
Net increase (decrease) in shares outstanding	11,994,789	(740,754)	(2,736,691)	(6,810,131)

(1) Formerly US Government Securities Fund

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$20,299,925	$19,551,581	$11,088,329	$9,585,232
Net realized gain on sale of investments	86,852,391	83,154,508	139,516,665	67,845,474
Net change in unrealized appreciation (depreciation) of investments	(57,192,923)	127,559,492	(68,932,822)	58,612,614
Net increase in net assets resulting from operations	49,959,393	230,265,581	81,672,172	136,043,320
Distributions to shareholders from:
Net investment income	(22,816,092)	(19,346,014)	(13,826,196)	(9,346,498)
Net realized gain on investments	(61,239,980)	(68,341,252)	(133,206,281)	(46,001,308)
Total distributions	(84,056,072)	(87,687,266)	(147,032,477)	(55,347,806)
Capital share transactions:
Proceeds from sale of shares	366,342,980	177,379,125	149,717,691	153,442,565
Reinvestment of distributions	84,054,020	87,677,531	147,028,373	55,345,916
Value of shares redeemed	(149,503,799)	(200,151,067)	(306,299,246)	(129,701,470)
Net increase (decrease) from capital share transactions	300,893,201	64,905,589	(9,553,182)	79,087,011
Total increase (decrease) in net assets	266,796,522	207,483,904	(74,913,487)	159,782,525
NET ASSETS at beginning of year	1,467,953,456	1,260,469,552	1,176,613,948	1,016,831,423
NET ASSETS at end of year	$1,734,749,978	$1,467,953,456	$1,101,700,461	$1,176,613,948
Undistributed net investment income (loss) included in net assets at end of year	$—	$221,422	$3,613	$490,058
SHARE TRANSACTIONS:
Number of shares sold	34,836,742	18,705,343	12,374,508	13,755,442
Number of shares issued through reinvestment of dividends and distributions	8,490,305	8,811,812	13,818,457	4,783,571
Number of shares redeemed	(14,257,589)	(21,350,248)	(24,234,255)	(11,689,273)
Net increase (decrease) in shares outstanding	29,069,458	6,166,907	1,958,710	6,849,740

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Select Value
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Period from October 30, 2007* to December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,478,504	$8,515,574	$1,035,649
Net realized gain (loss) on sale of investments	227,328,263	255,418,705	(3,837,527)
Net change in unrealized appreciation (depreciation) of investments	36,959,498	4,030,878	(15,229,407)
Net increase (decrease) in net assets resulting from operations	275,766,265	267,965,157	(18,031,285)
Distributions to shareholders from:
Net investment income	(11,708,202)	(8,373,928)	(1,099,764)
Total distributions	(11,708,202)	(8,373,928)	(1,099,764)
Capital share transactions:
Proceeds from sale of shares	195,051,211	272,236,478	312,254,918
Reinvestment of distributions	11,708,202	8,373,928	1,099,764
Value of shares redeemed	(686,767,442)	(573,209,664)	(66,256)
Net increase (decrease) from capital share transactions	(480,008,029)	(292,599,258)	313,288,426
Total increase (decrease) in net assets	(215,949,966)	(33,008,029)	294,157,377
NET ASSETS at beginning of period	2,783,794,504	2,816,802,533	—
NET ASSETS at end of period	$2,567,844,538	$2,783,794,504	$294,157,377
Undistributed net investment income included in net assets at end of year	$527,836	$425,909	$—
SHARE TRANSACTIONS:
Number of shares sold	18,891,829	30,855,340	31,249,053
Number of shares issued through reinvestment of dividends and distributions	1,109,782	864,183	115,855
Number of shares redeemed	(65,523,919)	(64,302,554)	(6,928)
Net increase (decrease) in shares outstanding	(45,522,308)	(32,583,031)	31,357,980

* Commencement of operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$1,095,469	$(372,484)
Net realized gain on sale of investments	205,011,410	208,621,501
Net change in unrealized depreciation of investments	(115,328,603)	(43,966,624)
Net increase in net assets resulting from operations	90,778,276	164,282,393
Distributions to shareholders from:
Net investment income	—	(5,004,797)
Net realized gain on investments	(197,540,253)	(29,960,480)
Total distributions	(197,540,253)	(34,965,277)
Capital share transactions:
Proceeds from sale of shares	102,369,031	155,161,856
Reinvestment of distributions	197,540,252	34,965,277
Value of shares redeemed	(405,110,096)	(205,149,309)
Net decrease from capital share transactions	(105,200,813)	(15,022,176)
Total increase (decrease) in net assets	(211,962,790)	114,294,940
NET ASSETS at beginning of year	1,366,708,275	1,252,413,335
NET ASSETS at end of year	$1,154,745,485	$1,366,708,275
Undistributed net investment income (loss) included in net assets at end of year	$1,056,032	$(2,191)
SHARE TRANSACTIONS:
Number of shares sold	7,396,274	12,804,294
Number of shares issued through reinvestment of dividends and distributions	17,373,813	2,702,108
Number of shares redeemed	(28,581,652)	(16,785,739)
Net increase (decrease) in shares outstanding	(3,811,565)	(1,279,337)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Discovery	International
	For the Period from October 30, 2007* to December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$606,893	$12,941,748	$9,863,035
Net realized gain (loss) on sale of investments	(4,119,063)	152,923,621	135,466,823
Net change in unrealized appreciation (depreciation) of investments	(7,995,699)	(30,627,134)	28,985,674
Net increase (decrease) in net assets resulting from operations	(11,507,869)	135,238,235	174,315,532
Distributions to shareholders from:
Net investment income	(628,948)	(16,602,361)	(14,695,091)
Net realized gain on investments	(1,324,597)	(139,045,053)	(92,620,774)
Total distributions	(1,953,545)	(155,647,414)	(107,315,865)
Capital share transactions:
Proceeds from sale of shares	185,160,551	120,666,811	245,566,850
Reinvestment of distributions	1,953,545	155,647,414	107,315,865
Value of shares redeemed	(142,568)	(160,707,190)	(92,212,868)
Net increase from capital share transactions	186,971,528	115,607,035	260,669,847
Total increase in net assets	173,510,114	95,197,856	327,669,514
NET ASSETS at beginning of period	—	1,049,830,950	722,161,436
NET ASSETS at end of period	$173,510,114	$1,145,028,806	$1,049,830,950
Undistributed net investment (loss) included in net assets at end of period	$(7,646)	$(1,068,775)	$(5,642,009)
SHARE TRANSACTIONS:
Number of shares sold	18,559,432	8,952,026	19,883,822
Number of shares issued through reinvestment of dividends and distributions	208,045	12,884,720	8,544,256
Number of shares redeemed	(15,279)	(11,443,736)	(7,323,457)
Net increase (decrease) in shares outstanding	18,752,198	10,393,010	21,104,621

* Commencement of Operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

Diversified Assets
For the Period from October 30, 2007* to December 31, 2007
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,781,895
Net realized gain on sale of investments	390,364
Net change in unrealized depreciation of investments	(3,711,889)
Net decrease in net assets resulting from operations	(539,630)
Distributions to shareholders from:
Net investment income	(2,003,176)
Total distributions	(2,003,176)
Capital share transactions:
Proceeds from sale of shares	468,810,705
Reinvestment of distributions	2,003,176
Value of shares redeemed	(3,096,533)
Net increase from capital share transactions	467,717,348
Total increase in net assets	465,174,542
NET ASSETS at beginning of period	—
NET ASSETS at end of period	$465,174,542
Undistributed net investment income included in net assets at end of period	$2,234,057
SHARE TRANSACTIONS:
Number of shares sold	46,882,026
Number of shares issued through reinvestment of dividends and distributions	200,920
Number of shares redeemed	(311,348)
Net increase (decrease) in shares outstanding	46,771,598

* Commencement of Operations

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$57,760,506	$48,921,161	$7,015,582	$6,077,344
Net realized gain (loss) on sale of investments	498,179	(4,233,946)	15,061,590	17,965,358
Net change in unrealized appreciation (depreciation) of investments	20,506,955	(2,593,605)	(1,298,250)	28,980,059
Net increase in net assets resulting from operations	78,765,640	42,093,610	20,778,922	53,022,761
Distributions to shareholders from:
Net investment income—Class I	(51,586,668)	(44,920,670)	(1,377,508)	(1,401,396)
Net investment income—Class II	(9,808,163)	(8,408,673)	(5,594,202)	(4,529,631)
Return of capital—Class I	—	(3,778,387)	—	—
Return of capital—Class II	—	(651,657)	—	—
Total distributions	(61,394,831)	(57,759,387)	(6,971,710)	(5,931,027)
Capital share transactions:
Proceeds from sale of shares—Class I	172,971,124	143,624,871	10,211,022	10,534,365
Proceeds from sale of shares—Class II	35,619,251	25,099,849	49,072,500	48,011,790
Reinvestment of distributions—Class I	51,586,668	48,699,075	1,376,854	1,400,580
Reinvestment of distributions—Class II	9,808,163	9,060,333	5,594,202	4,529,631
Value of shares redeemed—Class I	(339,766,033)	(55,894,969)	(28,241,458)	(25,210,070)
Value of shares redeemed—Class II	(17,447,285)	(26,347,771)	(35,248,059)	(40,868,457)
Net increase (decrease) from capital share transactions	(87,228,112)	144,241,388	2,765,061	(1,602,161)
Total increase (decrease) in net assets	(69,857,303)	128,575,611	16,572,273	45,489,573
NET ASSETS at beginning of year	1,159,971,381	1,031,395,770	395,369,271	349,879,698
NET ASSETS at end of year	$1,090,114,078	$1,159,971,381	$411,941,544	$395,369,271
Undistributed net investment income included in net assets at end of year	$—	$—	$100,021	$110,062
SHARE TRANSACTIONS:
Number of shares sold—Class I	17,805,432	14,668,662	874,195	1,004,662
Number of shares issued through reinvestment of dividends and distributions—Class I	5,297,698	4,998,854	117,179	124,055
Number of shares redeemed—Class I	(34,530,649)	(5,754,493)	(2,376,236)	(2,462,341)
Net increase (decrease) in shares outstanding—Class I	(11,427,519)	13,913,023	(1,384,862)	(1,333,624)
Number of shares sold—Class II	3,647,067	2,565,858	4,383,577	4,894,220
Number of shares issued through reinvestment of dividends and distributions—Class II	1,001,750	925,985	502,624	422,935
Number of shares redeemed—Class II	(1,786,893)	(2,686,544)	(3,154,850)	(4,156,114)
Net increase in shares outstanding—Class II	2,861,924	805,299	1,731,351	1,161,041

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$10,897,242	$9,590,854	$2,729,443	$2,054,232
Net realized gain on sale of investments	13,067,491	24,257,207	15,633,115	14,506,573
Net change in unrealized appreciation (depreciation) of investments	9,972,802	55,677,349	(9,612,842)	7,792,435
Net increase in net assets resulting from operations	33,937,535	89,525,410	8,749,716	24,353,240
Distributions to shareholders from:
Net investment income—Class I	(2,337,523)	(2,310,857)	(1,189,641)	(570,116)
Net investment income—Class II	(8,261,327)	(6,626,524)	(1,647,238)	(1,014,152)
Net realized gain on investments—Class I	—	—	(5,636,302)	(2,740,781)
Net realized gain on investments—Class II	—	—	(6,824,984)	(3,899,910)
Total distributions	(10,598,850)	(8,937,381)	(15,298,165)	(8,224,959)
Capital share transactions:
Proceeds from sale of shares—Class I	11,669,028	8,463,878	42,689,204	22,122,825
Proceeds from sale of shares—Class II	61,244,285	67,646,803	27,835,527	26,425,231
Reinvestment of distributions—Class I	2,335,081	2,308,829	6,824,731	3,309,703
Reinvestment of distributions—Class II	8,261,327	6,626,524	8,472,221	4,914,062
Value of shares redeemed—Class I	(47,216,585)	(49,214,562)	(19,337,217)	(21,949,655)
Value of shares redeemed—Class II	(50,125,859)	(69,237,879)	(18,053,229)	(29,219,624)
Net increase (decrease) from capital share transactions	(13,832,723)	(33,406,407)	48,431,237	5,602,542
Total increase in net assets	9,505,962	47,181,622	41,882,788	21,730,823
NET ASSETS at beginning of year	645,612,377	598,430,755	185,563,426	163,832,603
NET ASSETS at end of year	$655,118,339	$645,612,377	$227,446,214	$185,563,426
Undistributed net investment income included in net assets at end of year	$5,557,044	$5,500,969	$226,082	$662,816
SHARE TRANSACTIONS:
Number of shares sold—Class I	946,498	765,181	2,415,991	1,382,566
Number of shares issued through reinvestment of dividends and distributions—Class I	188,465	194,182	415,383	198,542
Number of shares redeemed—Class I	(3,772,869)	(4,543,303)	(1,091,982)	(1,378,148)
Net increase (decrease) in shares outstanding—Class I	(2,637,906)	(3,583,940)	1,739,392	202,960
Number of shares sold—Class II	5,158,271	6,551,146	1,647,944	1,723,786
Number of shares issued through reinvestment of dividends and distributions—Class II	706,096	589,548	540,665	308,285
Number of shares redeemed—Class II	(4,263,802)	(6,641,244)	(1,074,900)	(1,916,202)
Net increase in shares outstanding—Class II	1,600,565	499,450	1,113,709	115,869

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,597,127	$2,716,265
Net realized gain on sale of investments	2,917,727	2,502,869
Net change in unrealized appreciation (depreciation) of investments	10,080,756	21,804,548
Net increase in net assets resulting from operations	18,595,610	27,023,682
Distributions to shareholders from:
Net investment income—Class I	(1,763,018)	(1,232,897)
Net investment income—Class II	(5,059,311)	(2,717,697)
Net realized gain on investments—Class I	(60,409)	—
Net realized gain on investments—Class II	(159,801)	—
Total distributions	(7,042,539)	(3,950,594)
Capital share transactions:
Proceeds from sale of shares—Class I	27,890,700	22,549,258
Proceeds from sale of shares—Class II	74,024,535	41,974,371
Reinvestment of distributions—Class I	1,823,427	1,232,897
Reinvestment of distributions—Class II	5,219,112	2,717,697
Value of shares redeemed—Class I	(18,421,827)	(9,060,938)
Value of shares redeemed—Class II	(15,927,218)	(8,823,054)
Net increase from capital share transactions	74,608,729	50,590,231
Total increase in net assets	86,161,800	73,663,319
NET ASSETS at beginning of year	163,221,878	89,558,559
NET ASSETS at end of year	$249,383,678	$163,221,878
Undistributed net investment income (loss) included in net assets at end of year	$(655,016)	$(503,583)
SHARE TRANSACTIONS:
Number of shares sold—Class I	1,891,940	1,761,043
Number of shares issued through reinvestment of dividends and distributions—Class I	124,042	89,927
Number of shares redeemed—Class I	(1,243,647)	(741,723)
Net increase (decrease) in shares outstanding—Class I	772,335	1,109,247
Number of shares sold—Class II	5,269,653	3,480,524
Number of shares issued through reinvestment of dividends and distributions—Class II	375,746	209,376
Number of shares redeemed—Class II	(1,139,175)	(754,036)
Net increase (decrease) in shares outstanding—Class II	4,506,224	2,935,864

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Savings Oriented		Conservative Growth
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,047,718	$9,451,190	$17,250,450	$14,956,592
Net realized gain on sale of investments	10,033,007	11,214,159	35,859,795	18,852,180
Net change in unrealized appreciation (depreciation) of investments	(3,176,082)	(1,645,116)	(16,944,589)	8,621,802
Net increase in net assets resulting from operations	17,904,643	19,020,233	36,165,656	42,430,574
Distributions to shareholders from:
Net investment income	(11,429,931)	(9,669,543)	(17,209,933)	(15,391,031)
Net realized gain on investments	(6,554,344)	(3,859,279)	(16,331,111)	—
Total distributions	(17,984,275)	(13,528,822)	(33,541,044)	(15,391,031)
Capital share transactions:
Proceeds from sale of shares	44,073,792	49,004,958	76,525,555	80,971,882
Reinvestment of distributions	17,980,653	13,525,948	33,537,838	15,389,487
Value of shares redeemed	(42,806,803)	(56,770,733)	(64,879,551)	(86,426,952)
Net increase from capital share transactions	19,247,642	5,760,173	45,183,842	9,934,417
Total increase in net assets	19,168,010	11,251,584	47,808,454	36,973,960
NET ASSETS at beginning of year	292,287,250	281,035,666	549,966,053	512,992,093
NET ASSETS at end of year	$311,455,260	$292,287,250	$597,774,507	$549,966,053
Undistributed net investment income included in net assets at end of year	$101,694	$483,907	$44,495	$3,978
SHARE TRANSACTIONS:
Number of shares sold	1,730,816	1,981,367	3,011,108	3,385,419
Number of shares issued through reinvestment of dividends and distributions	729,734	547,831	1,364,436	629,684
Number of shares redeemed	(1,682,939)	(2,296,701)	(2,557,487)	(3,628,028)
Net increase in shares outstanding	777,611	232,497	1,818,057	387,075

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Traditional Growth		Long-Term Growth
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$31,735,780	$25,961,801	$25,135,912	$19,963,964
Net realized gain on sale of investments	128,230,531	39,372,407	174,786,280	37,610,163
Net change in unrealized appreciation (depreciation) of investments	(65,549,999)	57,451,792	(84,781,758)	101,272,365
Net increase in net assets resulting from operations	94,416,312	122,786,000	115,140,434	158,846,492
Distributions to shareholders from:
Net investment income	(31,904,876)	(27,189,258)	(27,195,141)	(18,812,941)
Net realized gain on investments	(78,249,189)	(1,688,035)	(112,388,266)	(2,925,344)
Total distributions	(110,154,065)	(28,877,293)	(139,583,407)	(21,738,285)
Capital share transactions:
Proceeds from sale of shares	192,418,417	200,335,145	225,914,615	237,998,696
Reinvestment of distributions	110,148,863	28,875,836	139,583,407	21,738,285
Value of shares redeemed	(130,617,054)	(127,778,931)	(133,985,865)	(135,256,272)
Net increase from capital share transactions	171,950,226	101,432,050	231,512,157	124,480,709
Total increase in net assets	156,212,473	195,340,757	207,069,184	261,588,916
NET ASSETS at beginning of year	1,331,011,832	1,135,671,075	1,470,918,217	1,209,329,301
NET ASSETS at end of year	$1,487,224,305	$1,331,011,832	$1,677,987,401	$1,470,918,217
Undistributed net investment income included in net assets at end of year	$217,202	$386,298	$258,092	$2,317,321
SHARE TRANSACTIONS:
Number of shares sold	7,571,413	8,606,450	8,702,424	10,290,493
Number of shares issued through reinvestment of dividends and distributions	4,581,900	1,193,710	5,746,538	888,728
Number of shares redeemed	(5,157,061)	(5,501,760)	(5,173,421)	(5,870,485)
Net increase in shares outstanding	6,996,252	4,298,400	9,275,541	5,308,736

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	All-Equity Growth
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,514,020	$2,705,483
Net realized gain on sale of investments	89,807,469	20,680,782
Net change in unrealized appreciation (depreciation) of investments	(57,178,320)	30,238,481
Net increase in net assets resulting from operations	37,143,169	53,624,746
Distributions to shareholders from:
Net investment income	(4,486,315)	(3,415,483)
Net realized gain on investments	(65,413,447)	(4,151,373)
Total distributions	(69,899,762)	(7,566,856)
Capital share transactions:
Proceeds from sale of shares	136,632,905	150,738,246
Reinvestment of distributions	69,899,761	7,566,856
Value of shares redeemed	(46,690,300)	(37,450,476)
Net increase from capital share transactions	159,842,366	120,854,626
Total increase in net assets	127,085,773	166,912,516
NET ASSETS at beginning of year	470,887,627	303,975,111
NET ASSETS at end of year	$597,973,400	$470,887,627
Undistributed net investment income included in net assets at end of year	$27,705	$—
SHARE TRANSACTIONS:
Number of shares sold	4,944,497	6,217,305
Number of shares issued through reinvestment of dividends and distributions	2,828,805	294,087
Number of shares redeemed	(1,687,941)	(1,554,344)
Net increase in shares outstanding	6,085,361	4,957,048

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income		Milestone 2010
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,447,706	$583,056	$1,862,328	$1,041,655
Net realized gain on sale of investments	2,193,012	464,609	4,477,190	1,380,973
Net change in unrealized appreciation (depreciation) of investments	(1,437,303)	264,323	(2,775,104)	867,832
Net increase in net assets resulting from operations	2,203,415	1,311,988	3,564,414	3,290,460
Distributions to shareholders from:
Net investment income	(1,429,070)	(594,424)	(1,852,719)	(1,062,637)
Net realized gain on investments	(1,172,527)	(223,180)	(3,605,712)	(438,462)
Total distributions	(2,601,597)	(817,604)	(5,458,431)	(1,501,099)
Capital share transactions:
Proceeds from sale of shares	48,311,777	15,200,938	35,634,712	27,626,782
Reinvestment of distributions	2,601,597	817,604	5,458,431	1,501,099
Value of shares redeemed	(18,477,038)	(7,124,863)	(17,279,834)	(9,072,124)
Net increase from capital share transactions	32,436,336	8,893,679	23,813,309	20,055,757
Total increase in net assets	32,038,154	9,388,063	21,919,292	21,845,118
NET ASSETS at beginning of year	22,534,364	13,146,301	48,483,217	26,638,099
NET ASSETS at end of year	$54,572,518	$22,534,364	$70,402,509	$48,483,217
Undistributed net investment income included in net assets at end of year	$24,605	$5,969	$22,948	$13,339
SHARE TRANSACTIONS:
Number of shares sold	4,446,191	1,455,016	3,161,189	2,597,257
Number of shares issued through reinvestment of dividends and distributions	245,666	77,867	513,011	138,478
Number of shares redeemed	(1,692,800)	(684,330)	(1,528,708)	(860,960)
Net increase in shares outstanding	2,999,057	848,553	2,145,492	1,874,775

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015		Milestone 2020
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,863,776	$1,458,957	$2,052,210	$936,197
Net realized gain on sale of investments	10,072,209	2,807,295	9,066,273	2,146,074
Net change in unrealized appreciation (depreciation) of investments	(6,233,099)	2,235,772	(5,582,812)	2,118,890
Net increase in net assets resulting from operations	6,702,886	6,502,024	5,535,671	5,201,161
Distributions to shareholders from:
Net investment income	(2,848,960)	(1,493,654)	(2,039,159)	(962,204)
Net realized gain on investments	(7,814,541)	(554,181)	(6,683,034)	(253,397)
Total distributions	(10,663,501)	(2,047,835)	(8,722,193)	(1,215,601)
Capital share transactions:
Proceeds from sale of shares	60,956,155	46,077,012	56,150,529	35,500,775
Reinvestment of distributions	10,663,501	2,047,835	8,722,193	1,215,601
Value of shares redeemed	(13,481,653)	(9,676,643)	(12,023,958)	(5,539,787)
Net increase from capital share transactions	58,138,003	38,448,204	52,848,764	31,176,589
Total increase in net assets	54,177,388	42,902,393	49,662,242	35,162,149
NET ASSETS at beginning of year	84,357,452	41,455,059	62,401,743	27,239,594
NET ASSETS at end of year	$138,534,840	$84,357,452	$112,063,985	$62,401,743
Undistributed net investment income included in net assets at end of year	$32,456	$17,640	$23,503	$10,452
SHARE TRANSACTIONS:
Number of shares sold	5,159,021	4,216,756	4,659,932	3,225,773
Number of shares issued through reinvestment of dividends and distributions	958,086	181,867	765,776	105,889
Number of shares redeemed	(1,142,641)	(897,814)	(991,037)	(509,581)
Net increase in shares outstanding	4,974,466	3,500,809	4,434,671	2,822,081

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025		Milestone 2030
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,360,961	$641,855	$891,629	$308,645
Net realized gain on sale of investments	7,377,183	1,836,744	5,846,112	1,062,133
Net change in unrealized appreciation (depreciation) of investments	(4,798,841)	1,675,287	(3,748,429)	962,707
Net increase in net assets resulting from operations	3,939,303	4,153,886	2,989,312	2,333,485
Distributions to shareholders from:
Net investment income	(1,351,918)	(663,029)	(885,927)	(319,455)
Net realized gain on investments	(5,365,413)	(161,951)	(3,816,978)	(101,504)
Total distributions	(6,717,331)	(824,980)	(4,702,905)	(420,959)
Capital share transactions:
Proceeds from sale of shares	37,087,137	28,399,132	37,953,626	15,463,412
Reinvestment of distributions	6,717,331	824,980	4,702,905	420,959
Value of shares redeemed	(5,938,654)	(3,227,959)	(5,485,151)	(1,843,608)
Net increase from capital share transactions	37,865,814	25,996,153	37,171,380	14,040,763
Total increase in net assets	35,087,786	29,325,059	35,457,787	15,953,289
NET ASSETS at beginning of year	48,803,703	19,478,644	26,007,162	10,053,873
NET ASSETS at end of year	$83,891,489	$48,803,703	$61,464,949	$26,007,162
Undistributed net investment income included in net assets at end of year	$15,461	$6,418	$8,215	$2,513
SHARE TRANSACTIONS:
Number of shares sold	2,999,931	2,545,854	3,082,748	1,375,019
Number of shares issued through reinvestment of dividends and distributions	580,582	70,632	399,228	35,614
Number of shares redeemed	(480,640)	(295,889)	(441,895)	(165,444)
Net increase in shares outstanding	3,099,873	2,320,597	3,040,081	1,245,189

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035		Milestone 2040
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Increase (decrease) in net assets resulting from operations:
Net investment income	$462,775	$171,247	$422,951	$124,296
Net realized gain on sale of investments	3,430,667	793,198	3,230,014	693,116
Net change in unrealized appreciation (depreciation) of investments	(2,532,444)	484,749	(2,532,853)	173,566
Net increase in net assets resulting from operations	1,360,998	1,449,194	1,120,112	990,978
Distributions to shareholders from:
Net investment income	(459,930)	(177,152)	(419,577)	(129,029)
Net realized gain on investments	(2,293,591)	(96,606)	(1,940,328)	(154,958)
Total distributions	(2,753,521)	(273,758)	(2,359,905)	(283,987)
Capital share transactions:
Proceeds from sale of shares	20,109,689	12,739,277	24,450,383	11,313,832
Reinvestment of distributions	2,753,521	273,758	2,359,905	283,987
Value of shares redeemed	(3,057,592)	(2,228,677)	(5,388,330)	(2,692,034)
Net increase from capital share transactions	19,805,618	10,784,358	21,421,958	8,905,785
Total increase in net assets	18,413,095	11,959,794	20,182,165	9,612,776
NET ASSETS at beginning of year	16,417,611	4,457,817	12,699,481	3,086,705
NET ASSETS at end of year	$34,830,706	$16,417,611	$32,881,646	$12,699,481
Undistributed net investment loss (income) included in net assets at end of year	$4,123	$1,278	$4,011	$637
SHARE TRANSACTIONS:
Number of shares sold	1,584,822	1,126,872	1,932,647	992,876
Number of shares issued through reinvestment of dividends and distributions	232,365	22,967	198,813	23,986
Number of shares redeemed	(242,203)	(196,701)	(422,206)	(239,464)
Net increase (decrease) in shares outstanding	1,574,984	953,138	1,709,254	777,398

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Money Market
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.05	0.04	0.03	0.01	0.01
Net realized and unrealized gain on investments	—	(0.00)*	—	—	—
Total from investment operations	0.05	0.04	0.03	0.01	0.01
Less distributions:
From net investment income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
From net realized gains	—	(0.00)*	—	—	—
Total distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.75%	4.51%	2.70%	0.82%	0.60%
Ratios/Supplemental data:
Net assets, end of year (000)	$306,799	$217,771	$142,979	$116,449	$105,762
Ratios to average net assets:
Ratio of expenses to average net assets	0.51%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	4.64%	4.47%	2.70%	0.84%	0.60%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A

*	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Low Duration Bond(1)
	For the Year Ended December 31,
	2007	2006	2005(a)	2004(a)	2003(a)
Net Asset Value, beginning of period	$9.76	$9.79	$9.98	$10.00	$10.00
Income from investment operations:
Net investment income	0.41	0.37	0.30	0.12	0.35
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency transactions, wrappers agreements, written options and swaps	0.09	0.01	(0.18)	0.24	0.00 *
Total from investment operations	0.50	0.38	0.12	0.36	0.35
Less distributions:
From net investment income	(0.43)	(0.38)	(0.31)	(0.20)	(0.33)
From net realized gains	—	—	—	(0.04)	(0.01)
Reverse stock split (Note 10)	—	—	—	—	0.01
Return of capital	—	(0.03)	—	(0.14)	(0.02)
Total distributions	(0.43)	(0.41)	(0.31)	(0.38)	(0.35)
Net Asset Value, end of year	$9.83	$9.76	$9.79	$9.98	$10.00
Total return	5.24%	3.98%	1.27%	3.65%	3.51%
Ratios/Supplemental data:
Net assets, end of year (000)	$507,120	$607,673	$543,913	$499,404	$619,964
Ratios to average net assets:
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.78%	0.82%
Ratio of net investment income to average net assets	4.15%	3.82%	3.10%	1.94%	3.42%
Portfolio turnover	149%	123%	120%	273%	211%

*	Rounds to less than $0.01

(a)	Per Share amounts were adjusted to reflect a 10 for 1 stock split effective October 28, 2005.

(1)	Formerly Short-Term Bond Fund

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Inflation Protected Securities(1)
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$10.03	$10.12	$10.33	$10.54	$10.76
Income from investment operations:
Net investment income	0.50	0.39	0.31	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.43	(0.06)	(0.20)	(0.07)	(0.10)
Total from investment operations	0.93	0.33	0.11	0.19	0.17
Less distributions:
From net investment income	(0.50)	(0.39)	(0.32)	(0.27)	(0.30)
From net realized gains	—	—	—	(0.13)	(0.09)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.50)	(0.42)	(0.32)	(0.40)	(0.39)
Net Asset Value, end of year	$10.46	$10.03	$10.12	$10.33	$10.54
Total return	9.64%	3.34%	1.05%	1.77%	1.66%
Ratios/Supplemental data:
Net assets, end of year (000)	$274,209	$142,540	$151,335	$163,167	$188,546
Ratios to average net assets:
Ratio of expenses to average net assets	0.68%	0.60%	0.59%	0.58%	0.61%
Ratio of net investment income to average net assets	4.86%	3.85%	3.01%	2.49%	2.57%
Portfolio turnover	174%	69%	91%	205%	120%

(1)  Formerly US Government Securities Fund

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Asset Allocation
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$8.40	$7.51	$7.33	$6.75	$5.49
Income from investment operations:
Net investment income	0.17	0.14	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.36	1.03	0.22	0.59	1.35
Total from investment operations	0.53	1.17	0.34	0.71	1.42
Less distributions:
From net investment income	(0.19)	(0.14)	(0.12)	(0.11)	(0.16)
From net realized gains	(0.21)	(0.14)	(0.04)	(0.02)	—
Total distributions	(0.40)	(0.28)	(0.16)	(0.13)	(0.16)
Net Asset Value, end of year	$8.53	$8.40	$7.51	$7.33	$6.75
Total return	6.25%	15.51%	4.54%	10.62%	25.97%
Ratios/Supplemental data:
Net assets, end of year (000)	$756,329	$768,381	$737,783	$795,534	$784,440
Ratios to average net assets:
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of net investment income to average net assets	1.87%	1.67%	1.48%	1.60%	1.06%
Portfolio turnover	4%	15%	9%	15%	17%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Equity Income
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$9.90	$8.87	$8.95	$7.88	$5.98
Income from investment operations:
Net investment income	0.13	0.14	0.16	0.09	0.08
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.25	1.52	0.36	1.07	1.90
Total from investment operations	0.38	1.66	0.52	1.16	1.98
Less distributions:
From net investment income	(0.14)	(0.14)	(0.16)	(0.09)	(0.08)
From net realized gains	(0.36)	(0.49)	(0.44)	—	—
Total distributions	(0.50)	(0.63)	(0.60)	(0.09)	(0.08)
Net Asset Value, end of year	$9.78	$9.90	$8.87	$8.95	$7.88
Total return	3.76%	18.73%	5.76%	14.78%	33.09%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,734,750	$1,467,953	$1,260,470	$1,088,207	$824,093
Ratios to average net assets:
Ratio of expenses to average net assets	0.88%	0.89%	0.89%	0.90%	0.92%
Ratio of net investment income to average net assets	1.23%	1.49%	1.78%	1.18%	1.25%
Portfolio turnover	18%	18%	16%	14%	13%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth & Income
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$11.49	$10.64	$10.12	$9.38	$7.24
Income from investment operations:
Net investment income	0.12	0.10	0.09	0.09	0.06
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.58	1.32	0.52	0.74	2.15
Total from investment operations	0.70	1.42	0.61	0.83	2.21
Less distributions:
From net investment income	(0.15)	(0.10)	(0.09)	(0.09)	(0.07)
From net realized gains	(1.48)	(0.47)	—	—	—
Total distributions	(1.63)	(0.57)	(0.09)	(0.09)	(0.07)
Net Asset Value, end of year	$10.56	$11.49	$10.64	$10.12	$9.38
Total return	5.98%	13.28%	6.02%	8.85%	30.49%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,101,700	$1,176,614	$1,016,831	$912,470	$765,115
Ratios to average net assets:
Ratio of expenses to average net assets	0.80%	0.81%	0.82%	0.82%	0.83%
Ratio of net investment income to average net assets	0.90%	0.90%	0.88%	0.97%	0.86%
Portfolio turnover	41%	38%	27%	22%	22%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$9.56	$8.70	$8.31	$8.07	$6.27
Income from investment operations:
Net investment income	0.05	0.03	0.01	0.02	0.00 *
Net realized and unrealized gain (loss) on investments	0.89	0.86	0.39	0.24	1.80
Total from investment operations	0.94	0.89	0.40	0.26	1.80
Less distributions:
From net investment income	(0.05)	(0.03)	(0.01)	(0.02)	(0.00)*
Total distributions	(0.05)	(0.03)	(0.01)	(0.02)	(0.00)*
Net Asset Value, end of year	$10.45	$9.56	$8.70	$8.31	$8.07
Total return	9.81%	10.21%	4.86%	3.27%	28.71%
Ratios/Supplemental data:
Net assets, end of year (000)	$2,567,845	$2,783,795	$2,816,803	$2,998,469	$2,895,641
Ratios to average net assets:
Ratio of expenses to average net assets	0.87%	0.90%	0.94%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	0.41%	0.31%	0.11%	0.28%	(0.05)%
Portfolio turnover	50%	62%	85%	49%	46%

*Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Select Value
	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized loss on investments	(0.62)
Total from investment operations	(0.58)
Less distributions:
From net investment income	(0.04)
Total distributions	(0.04)
Net Asset Value, end of period	$9.38
Total return	(5.85	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$294,157
Ratios to average net assets:
Ratio of expenses to average net assets	1.04	%†
Ratio of net investment income to average net assets	2.06	%†
Portfolio turnover	11	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Aggressive Opportunities
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$12.85	$11.63	$10.52	$9.07	$6.27
Income from investment operations:
Net investment income (loss)	0.01	(0.00)*	0.04	(0.03)	(0.00	)*
Net realized and unrealized gain (loss) on investments	0.72	1.56	1.35	1.48	2.80
Total from investment operations	0.73	1.56	1.39	1.45	2.80
Less distributions:
From net investment income	—	(0.05)	(0.28)	—	(0.00	)*
In excess of net investment income	—	—	—	—	(0.00	)*
From net realized gains	(2.32)	(0.29)	—	—	—
Total distributions	(2.32)	(0.34)	(0.28)	—	0.00	*
Net Asset Value, end of year	$11.26	$12.85	$11.63	$10.52	$9.07
Total return	5.53%	13.36%	13.21%	15.99%	44.68%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,154,745	$1,366,708	$1,252,413	$1,150,062	$938,791
Ratios to average net assets:
Ratio of expenses to average net assets	1.02%	1.04%	1.22%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets	0.08%	(0.03)%	0.31%	(0.25)%	(0.13)%
Portfolio turnover	45%	88%	45%	55%	75%

*	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Discovery
	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss on investments	(0.68)
Total from investment operations	(0.65)
Less distributions:
From net investment income	(0.03)
From net realized gains	(0.07)
Total distributions	(0.10)
Net Asset Value, end of period	$9.25
Total return	(6.46	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$173,510
Ratios to average net assets:
Ratio of expenses to average net assets	1.07	%†
Ratio of net investment income to average net assets	2.08	%†
Portfolio turnover	36	%††

*  Commencement of operations

† Annualized

†† Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	International
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$12.57	$11.56	$10.06	$8.84	$6.80
Income from investment operations:
Net investment income	0.18	0.16	0.11	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.37	2.29	1.59	1.27	2.07
Total from investment operations	1.55	2.45	1.70	1.35	2.13
Less distributions:
From net investment income	(0.21)	(0.20)	(0.20)	(0.13)	(0.09)
From net realized gains	(1.72)	(1.24)	—	—	—
Return of capital	—	—	—	—	(0.00)*
Total distributions	(1.93)	(1.44)	(0.20)	(0.13)	(0.09)
Net Asset Value, end of year	$12.19	$12.57	$11.56	$10.06	$8.84
Total return	12.46%	21.14%	16.88%	15.23%	31.31%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,145,029	$1,049,831	$722,161	$604,809	$471,495
Ratios to average net assets:
Ratio of expenses to average net assets	1.10%	1.11%	1.17%	1.17%	1.22%
Ratio of net investment income to average net assets	1.15%	1.08%	1.06%	0.83%	0.93%
Portfolio turnover	60%	65%	42%	40%	38%

*	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Diversified Assets
	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06
Net realized and unrealized (loss) on investments, futures contracts, foreign currency transactions, written options and swaps	(0.07)
Total from investment operations	(0.01)
Less distributions:
From net investment income	(0.04)
Total distributions	(0.04)
Net Asset Value, end of period	$9.95
Total return	(0.07	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$465,175
Ratios to average net assets:
Ratio of expenses to average net assets	1.01	%†
Ratio of net investment income to average net assets	3.53	%†
Portfolio turnover	16	%††

*	Commencement of operations

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2007	2006	2005(a)	2004(a)	2003
Net Asset Value, beginning of period	$9.75	$9.90	$10.17	$10.27	$10.46
Income from investment operations:
Net investment income	0.47	0.44	0.41	0.40	0.40
Net realized and unrealized gain (loss) on investments	0.15	(0.08)	(0.21)	0.01	(0.04)
Total from investment operations	0.62	0.36	0.20	0.41	0.36
Less distributions:
From net investment income	(0.50)	(0.47)	(0.47)	(0.47)	(0.49)
From net realized gains	0.00	0.00	0.00	(0.04)	(0.06)
Return of capital	0.00	(0.04)	0.00	0.00	—
Total distributions	(0.50)	(0.51)	(0.47)	(0.51)	(0.55)
Net Asset Value, end of year	$9.87	$9.75	$9.90	$10.17	$10.27
Total return	6.52%	3.82%	1.98%	3.94%	3.59%
Ratios/Supplemental data:
Net assets, end of year (000)	$888,541	$988,984	$865,929	$764,674	$452,739
Ratios to average net assets:
Ratio of expenses to average net assets	0.44%	0.44%	0.45%	0.45%	0.48%*
Ratio of net investment income to average net assets	4.71%	4.50%	4.03%	3.96%	3.85%
Portfolio turnover	76%	28%	31%	31%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class II
	For the Year Ended December 31,
	2007	2006	2005(a)	2004(a)	2003
Net Asset Value, beginning of period	$9.80	$9.94	$10.21	$10.31	$10.49
Income from investment operations:
Net investment income	0.49	0.46	0.43	0.43	0.42
Net realized and unrealized gain (loss) on investments	0.15	(0.07)	(0.21)	—	(0.02)
Total from investment operations	0.64	0.39	0.22	0.43	0.40
Less distributions:
From net investment income	(0.52)	(0.49)	(0.49)	(0.49)	(0.52)
From net realized gains	—	—	—	(0.04)	(0.06)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.52)	(0.53)	(0.49)	(0.53)	(0.58)
Net Asset Value, end of year	$9.92	$9.80	$9.94	$10.21	$10.31
Total return	6.71%	4.11%	2.17%	4.22%	3.88%
Ratios/Supplemental data:
Net assets, end of year (000)	$201,573	$170,987	$165,467	$168,010	$138,655
Ratios to average net assets:
Ratio of expenses to average net assets	0.24%	0.24%	0.25%	0.25%	0.28%*
Ratio of net investment income to average net assets	4.91%	4.70%	4.23%	4.19%	4.05%
Portfolio turnover	76%	28%	31%	31%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$11.23	$9.87	$9.58	$8.79	$6.94
Income from investment operations:
Net investment income	0.22	0.18	0.15	0.14	0.09
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.35	1.33	0.28	0.78	1.85
Total from investment operations	0.57	1.51	0.43	0.92	1.94
Less distributions:
From net investment income	(0.17)	(0.15)	(0.14)	(0.13)	(0.09)
Total distributions	(0.17)	(0.15)	(0.14)	(0.13)	(0.09)
Net Asset Value, end of year	$11.63	$11.23	$9.87	$9.58	$8.79
Total return	5.06%	15.27%	4.44%	10.49%	27.98%
Ratios/Supplemental data:
Net assets, end of year (000)	$95,694	$107,977	$108,030	$115,533	$130,663
Ratios to average net assets:
Ratio of expenses to average net assets	0.45%	0.45%	0.46%	0.46%	0.47%*
Ratio of net investment income to average net assets	1.55%	1.53%	1.42%	1.56%	1.33%
Portfolio turnover	5%	4%	5%	7%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class II
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$10.65	$9.36	$9.10	$8.37	$6.61
Income from investment operations:
Net investment income	0.20	0.17	0.15	0.16	0.11
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.36	1.29	0.27	0.73	1.75
Total from investment operations	0.56	1.46	0.42	0.89	1.86
Less distributions:
From net investment income	(0.20)	(0.17)	(0.16)	(0.16)	(0.10)
Total distributions	(0.20)	(0.17)	(0.16)	(0.16)	(0.10)
Net Asset Value, end of year	$11.01	$10.65	$9.36	$9.10	$8.37
Total return	5.22%	15.60%	4.57%	10.60%	28.24%
Ratios/Supplemental data:
Net assets, end of year (000)	$316,248	$287,392	$241,849	$242,188	$185,901
Ratios to average net assets:
Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.26%	0.27%*
Ratio of net investment income to average net assets	1.75%	1.73%	1.62%	1.84%	1.52%
Portfolio turnover	5%	4%	5%	7%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$11.81	$10.35	$9.90	$8.95	$6.89
Income from investment operations:
Net investment income	0.26	0.22	0.17	0.13	0.08
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.35	1.38	0.42	0.94	2.06
Total from investment operations	0.61	1.60	0.59	1.07	2.14
Less distributions:
From net investment income	(0.17)	(0.14)	(0.14)	(0.12)	(0.08)
Total distributions	(0.17)	(0.14)	(0.14)	(0.12)	(0.08)
Net Asset Value, end of year	$12.25	$11.81	$10.35	$9.90	$8.95
Total return	5.15%	15.46%	5.91%	11.96%	31.08%
Ratios/Supplemental data:
Net assets, end of year (000)	$170,584	$195,651	$208,588	$224,619	$267,250
Ratios to average net assets:
Ratio of expenses to average net assets	0.44%	0.44%	0.45%	0.44%	0.48%*
Ratio of net investment income to average net assets	1.48%	1.42%	1.37%	1.42%	1.22%
Portfolio turnover	2%	2%	2%	5%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class II
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$11.17	$9.80	$9.37	$8.49	$6.54
Income from investment operations:
Net investment income	0.20	0.17	0.15	0.15	0.10
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.40	1.37	0.44	0.88	1.95
Total from investment operations	0.60	1.54	0.59	1.03	2.05
Less distributions:
From net investment income	(0.20)	(0.17)	(0.16)	(0.15)	(0.10)
Total distributions	(0.20)	(0.17)	(0.16)	(0.15)	(0.10)
Net Asset Value, end of year	$11.57	$11.17	$9.80	$9.37	$8.49
Total return	5.35%	15.68%	6.27%	12.11%	31.30%
Ratios/Supplemental data:
Net assets, end of year (000)	$484,534	$449,961	$389,843	$374,416	$272,411
Ratios to average net assets:
Ratio of expenses to average net assets	0.24%	0.24%	0.25%	0.24%	0.28%*
Ratio of net investment income to average net assets	1.68%	1.63%	1.52%	1.72%	1.42%
Portfolio turnover	2%	2%	2%	5%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$16.52	$14.99	$13.80	$11.79	$8.33
Income from investment operations:
Net investment income	0.16	0.16	0.13	0.12	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	0.68	2.09	1.20	1.99	3.47
Total from investment operations	0.84	2.25	1.33	2.11	3.51
Less distributions:
From net investment income	(0.20)	(0.12)	(0.14)	(0.10)	(0.05)
From net realized gains	(0.93)	(0.60)	—	—	—
Total distributions	(1.13)	(0.72)	(0.14)	(0.10)	(0.05)
Net Asset Value, end of year	$16.23	$16.52	$14.99	$13.80	$11.79
Total return	4.98%	14.99%	9.63%	17.86%	42.17%
Ratios/Supplemental data:
Net assets, end of year (000)	$105,496	$78,663	$68,330	$56,156	$56,880
Ratios to average net assets:
Ratio of expenses to average net assets	0.50%	0.51%	0.52%	0.52%	0.52%*
Ratio of net investment income to average net assets	1.16%	1.04%	1.01%	0.95%	0.86%
Portfolio turnover	18%	20%	12%	22%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$15.80	$14.36	$13.22	$11.32	$7.99
Income from investment operations:
Net investment income	0.22	0.20	0.17	0.14	0.06
Net realized and unrealized gain (loss) on investments and futures contracts	0.61	2.00	1.14	1.89	3.34
Total from investment operations	0.83	2.20	1.31	2.03	3.40
Less distributions:
From net investment income	(0.22)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	(0.93)	(0.60)	—	—	—
Total distributions	(1.15)	(0.76)	(0.17)	(0.13)	(0.07)
Net Asset Value, end of year	$15.48	$15.80	$14.36	$13.22	$11.32
Total return	5.20%	15.24%	9.87%	17.95%	42.53%
Ratios/Supplemental data:
Net assets, end of year (000)	$121,950	$106,900	$95,502	$86,741	$52,907
Ratios to average net assets:
Ratio of expenses to average net assets	0.30%	0.31%	0.32%	0.32%	0.32%*
Ratio of net investment income to average net assets	1.36%	1.24%	1.20%	1.18%	1.06%
Portfolio turnover	18%	20%	12%	22%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004 to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$13.79	$11.26	$10.17	$8.65	$6.36
Income from investment operations:
Net investment income	0.35	0.21	0.18	0.15	0.11
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.05	2.64	1.12	1.54	2.29
Total from investment operations	1.40	2.85	1.30	1.69	2.40
Less distributions:
From net investment income	(0.38)	(0.32)	(0.21)	(0.17)	(0.11)
From net realized gains	(0.01)	—	—	—	—
Total distributions	(0.39)	(0.32)	(0.21)	(0.17)	(0.11)
Net Asset Value, end of year	$14.80	$13.79	$11.26	$10.17	$8.65
Total return	10.17%	25.35%	12.74%	19.61%	37.75%
Ratios/Supplemental data:
Net assets, end of year (000)	$70,723	$55,259	$32,639	$25,557	$60,601
Ratios to average net assets:
Ratio of expenses to average net assets	0.63%	0.73%	0.95%	0.89%	0.69%*
Ratio of net investment income to average net assets	2.36%	2.15%	1.82%	1.61%	1.77%
Portfolio turnover	5%	3%	8%	12%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004, to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2007	2006	2005	2004(a)	2003
Net Asset Value, beginning of period	$13.06	$10.67	$9.64	$8.20	$6.04
Income from investment operations:
Net investment income	0.35	0.25	0.20	0.18	0.11
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.99	2.48	1.06	1.46	2.17
Total from investment operations	1.34	2.73	1.26	1.64	2.28
Less distributions:
From net investment income	(0.41)	(0.34)	(0.23)	(0.20)	(0.12)
From net realized gains	(0.01)	—	—	—	—
Total distributions	(0.42)	(0.34)	(0.23)	(0.20)	(0.12)
Net Asset Value, end of year	$13.98	$13.06	$10.67	$9.64	$8.20
Total return	10.37%	25.64%	13.03%	20.05%	37.85%
Ratios/Supplemental data:
Net assets, end of year (000)	$178,661	$107,963	$56,920	$41,860	$19,539
Ratios to average net assets:
Ratio of expenses to average net assets	0.43%	0.53%	0.75%	0.69%	0.49%*
Ratio of net investment income to average net assets	2.56%	2.37%	1.98%	2.10%	1.89%
Portfolio turnover	5%	3%	8%	12%**	N/A

*	Includes effect of expenses allocated from Master Investment Portfolio.

**	Portfolio turnover figure represents the period from March 5, 2004, to December 31, 2004. Prior to March 5, 2004, portfolio turnover was calculated at the Master Investment Portfolio level.

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$24.70	$24.23	$24.21	$23.53	$21.92
Income from investment operations:
Net investment income	0.88	0.84	0.72	0.66	0.54
Net realized and unrealized gain (loss) on investments	0.63	0.83	0.02	0.70	1.64
Total from investment operations	1.51	1.67	0.74	1.36	2.18
Less distributions:
From net investment income	(0.96)	(0.86)	(0.72)	(0.68)	(0.57)
From net realized gains	(0.55)	(0.34)	—	—	—
Total distributions	(1.51)	(1.20)	(0.72)	(0.68)	(0.57)
Net Asset Value, end of year	$24.70	$24.70	$24.23	$24.21	$23.53
Total return	6.15%	6.90%	3.06%	5.78%	9.93%
Ratios/Supplemental data:
Net assets, end of year (000)	$311,455	$292,287	$281,036	$260,976	$202,264
Ratios to average net assets:
Ratio of expenses to average net assets	0.15%	0.15%	0.16%	0.15%	0.16%
Ratio of net investment income to average net assets	3.66%	3.36%	3.01%	3.07%	2.60%
Portfolio turnover	27%	11%	9%	42%	10%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$24.48	$23.24	$22.87	$21.95	$19.54
Income from investment operations:
Net investment income	0.68	0.69	0.62	0.56	0.43
Net realized and unrealized gain (loss) on investments	0.92	1.26	0.37	0.92	2.42
Total from investment operations	1.60	1.95	0.99	1.48	2.85
Less distributions:
From net investment income	(0.75)	(0.71)	(0.62)	(0.56)	(0.44)
From net realized gains	(0.71)	0.00	—	—	—
Total distributions	(1.46)	(0.71)	(0.62)	(0.56)	(0.44)
Net Asset Value, end of year	$24.62	$24.48	$23.24	$22.87	$21.95
Total return	6.57%	8.38%	4.31%	6.74%	14.64%
Ratios/Supplemental data:
Net assets, end of year (000)	$597,775	$549,966	$512,992	$480,096	$376,001
Ratios to average net assets:
Ratio of expenses to average net assets	0.14%	0.15%	0.15%	0.14%	0.15%
Ratio of net investment income to average net assets	2.99%	2.86%	2.72%	2.70%	2.29%
Portfolio turnover	27%	9%	7%	27%	8%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$24.26	$22.46	$21.67	$20.45	$17.19
Income from investment operations:
Net investment income	0.46	0.48	0.47	0.39	0.29
Net realized and unrealized gain (loss) on investments	1.25	1.86	0.79	1.22	3.27
Total from investment operations	1.71	2.34	1.26	1.61	3.56
Less distributions:
From net investment income	(0.56)	(0.51)	(0.47)	(0.39)	(0.30)
From net realized gains	(1.37)	(0.03)	—	—	—
Total distributions	(1.93)	(0.54)	(0.47)	(0.39)	(0.30)
Net Asset Value, end of year	$24.04	$24.26	$22.46	$21.67	$20.45
Total return	7.03%	10.42%	5.79%	7.89%	20.68%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,487,224	$1,331,012	$1,135,671	$1,005,076	$795,581
Ratios to average net assets:
Ratio of expenses to average net assets	0.13%	0.13%	0.14%	0.14%	0.15%
Ratio of net investment income to average net assets	2.23%	2.13%	2.21%	2.01%	1.73%
Portfolio turnover	28%	6%	4%	14%	9%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$24.56	$22.16	$21.02	$19.48	$15.48
Income from investment operations:
Net investment income	0.26	0.34	0.38	0.26	0.20
Net realized and unrealized gain on investments	1.64	2.43	1.14	1.54	4.01
Total from investment operations	1.90	2.77	1.52	1.80	4.21
Less distributions:
From net investment income	(0.43)	(0.32)	(0.38)	(0.26)	(0.21)
From net realized gains	(1.77)	(0.05)	—	(0.00)*	(0.00)*
Total distributions	(2.20)	(0.37)	(0.38)	(0.26)	(0.21)
Net Asset Value, end of year	$24.26	$24.56	$22.16	$21.02	$19.48
Total return	7.74%	12.50%	7.24%	9.25%	27.21%
Ratios/Supplemental data:
Net assets, end of year (000)	$1,677,987	$1,470,918	$1,209,329	$1,040,507	$820,777
Ratios to average net assets:
Ratio of expenses to average net assets	0.12%	0.13%	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets	1.57%	1.51%	1.87%	1.39%	1.33%
Portfolio turnover	27%	6%	7%	8%	4%

*  Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, beginning of period	$25.88	$22.96	$21.39	$19.49	$14.68
Income from investment operations:
Net investment income	0.04	0.15	0.25	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.98	3.19	1.57	1.90	4.81
Total from investment operations	2.02	3.34	1.82	2.01	4.88
Less distributions:
From net investment income	(0.21)	(0.19)	(0.25)	(0.11)	(0.07)
From net realized gains	(3.06)	(0.23)	—	—	—
Return of capital	—	—	—	—	(0.00)*
Total distributions	(3.27)	(0.42)	(0.25)	(0.11)	(0.07)
Net Asset Value, end of year	$24.63	$25.88	$22.96	$21.39	$19.49
Total return	7.75%	14.58%	8.49%	10.30%	33.26%
Ratios/Supplemental data:
Net assets, end of year (000)	$597,973	$470,888	$303,975	$216,415	$128,145
Ratios to average net assets:
Ratio of expenses to average net assets	0.14%	0.15%	0.16%	0.16%	0.17%
Ratio of net investment income to average net assets	0.82%	0.71%	1.30%	0.64%	0.59%
Portfolio turnover	23%	6%	2%	9%	3%

*	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone Retirement Income
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$10.51	$10.14	$10.00
Income from investment operations:
Net investment income	0.27	0.29	0.19
Net realized and unrealized gain on investments	0.36	0.48	0.15
Total from investment operations	0.63	0.77	0.34
Less distributions:
From net investment income	(0.29)	(0.29)	(0.19)
From net realized gains	(0.24)	(0.11)	(0.01)
Total distributions	(0.53)	(0.40)	(0.20)
Net Asset Value, end of period	$10.61	$10.51	$10.14
Total return	6.05%	7.52%	3.39	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$54,573	$22,534	$13,146
Ratios to average net assets:
Ratio of expenses to average net assets	0.30%	0.53%	1.20	%†
Ratio of net investment income to average net assets	3.48%	3.43%	2.54	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.14%	0.16%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	3.63%	3.06%	3.59	%†
Portfolio turnover	63%	25%	35	%††

*	Commencement of operations

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2010
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$10.85	$10.28	$10.00
Income from investment operations:
Net investment income	0.27	0.24	0.18
Net realized and unrealized gain on investments	0.42	0.68	0.29
Total from investment operations	0.69	0.92	0.47
Less distributions:
From net investment income	(0.30)	(0.25)	(0.18)
From net realized gains	(0.59)	(0.10)	(0.01)
Total distributions	(0.89)	(0.35)	(0.19)
Net Asset Value, end of period	$10.65	$10.85	$10.28
Total return	6.43%	8.95%	4.65	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$70,403	$48,483	$26,638
Ratios to average net assets:
Ratio of expenses to average net assets	0.24%	0.32%	0.62	%†
Ratio of net investment income to average net assets	2.97%	2.74%	2.49	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.18%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	3.02%	2.88%	2.97	%†
Portfolio turnover	58%	15%	18	%††

*	Commencement of operations

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2015
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.29	$10.44	$10.00
Income from investment operations:
Net investment income	0.22	0.19	0.15
Net realized and unrealized gain on investments	0.56	0.94	0.44
Total from investment operations	0.78	1.13	0.59
Less distributions:
From net investment income	(0.25)	(0.20)	(0.15)
From net realized gains	(0.69)	(0.08)	(0.00	)**
Total distributions	(0.94)	(0.28)	(0.15)
Net Asset Value, end of period	$11.13	$11.29	$10.44
Total return	6.88%	10.87%	5.93	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$138,535	$84,357	$41,455
Ratios to average net assets:
Ratio of expenses to average net assets	0.18%	0.24%	0.48	%†
Ratio of net investment income to average net assets	2.57%	2.33%	2.43	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.18%	0.17%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.57%	2.39%	2.76	%†
Portfolio turnover	40%	10%	8	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2020
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.52	$10.50	$10.00
Income from investment operations:
Net investment income	0.20	0.18	0.14
Net realized and unrealized gain on investments	0.63	1.07	0.50
Total from investment operations	0.83	1.25	0.64
Less distributions:
From net investment income	(0.23)	(0.18)	(0.14)
From net realized gains	(0.74)	(0.05)	(0.00	)**
Total distributions	(0.97)	(0.23)	(0.14)
Net Asset Value, end of period	$11.38	$11.52	$10.50
Total return	7.17%	11.92%	6.48	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$112,064	$62,402	$27,240
Ratios to average net assets:
Ratio of expenses to average net assets	0.20%	0.28%	0.67	%†
Ratio of net investment income to average net assets	2.23%	2.05%	2.14	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.24%	2.16%	2.67	%†
Portfolio turnover	40%	5%	6	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2025
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.72	$10.58	$10.00
Income from investment operations:
Net investment income	0.16	0.15	0.14
Net realized and unrealized gain on investments	0.68	1.19	0.58
Total from investment operations	0.84	1.34	0.72
Less distributions:
From net investment income	(0.20)	(0.16)	(0.14)
From net realized gains	(0.81)	(0.04)	(0.00	)**
Total distributions	(1.01)	(0.20)	(0.14)
Net Asset Value, end of period	$11.55	$11.72	$10.58
Total return	7.17%	12.70%	7.18	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$83,891	$48,804	$19,479
Ratios to average net assets:
Ratio of expenses to average net assets	0.22%	0.33%	0.90	%†
Ratio of net investment income to average net assets	1.98%	1.81%	1.81	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.18%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	2.02%	1.96%	2.56	%†
Portfolio turnover	38%	4%	7	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2030
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.88	$10.64	$10.00
Income from investment operations:
Net investment income	0.14	0.14	0.13
Net realized and unrealized gain on investments	0.70	1.30	0.64
Total from investment operations	0.84	1.44	0.77
Less distributions:
From net investment income	(0.18)	(0.15)	(0.13)
From net realized gains	(0.79)	(0.05)	(0.00	)**
Total distributions	(0.97)	(0.20)	(0.13)
Net Asset Value, end of period	$11.75	$11.88	$10.64
Total return	7.11%	13.52%	7.68	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$61,465	$26,007	$10,054
Ratios to average net assets:
Ratio of expenses to average net assets	0.26%	0.51%	1.75	%†
Ratio of net investment income to average net assets	1.78%	1.43%	0.98	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.20%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.85%	1.76%	2.58	%†
Portfolio turnover	43%	3%	15	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2035
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.98	$10.69	$10.00
Income from investment operations:
Net investment income	0.12	0.13	0.12
Net realized and unrealized gain on investments	0.75	1.36	0.69
Total from investment operations	0.87	1.49	0.81
Less distributions:
From net investment income	(0.17)	(0.13)	(0.12)
From net realized gains	(0.85)	(0.07)	(0.00	)**
Total distributions	(1.02)	(0.20)	(0.12)
Net Asset Value, end of period	$11.83	$11.98	$10.69
Total return	7.25%	14.00%	8.13	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$34,831	$16,418	$4,458
Ratios to average net assets:
Ratio of expenses to average net assets	0.40%	0.76%	3.50	%†
Ratio of net investment income (loss) to average net assets	1.60%	1.04%	(1.09	)%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.20%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.80%	1.62%	2.26	%†
Portfolio turnover	40%	10%	13	%††

*	Commencement of operations

**	Rounds to less than $0.01

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2040
	For the Year Ended December 31,		For the Period from January 3, 2005* to December 31,
	2007	2006	2005
Net Asset Value, beginning of period	$11.91	$10.68	$10.00
Income from investment operations:
Net investment income	0.11	0.12	0.12
Net realized and unrealized gain on investments	0.75	1.39	0.70
Total from investment operations	0.86	1.51	0.82
Less distributions:
From net investment income	(0.16)	(0.13)	(0.12)
From net realized gains	(0.76)	(0.15)	(0.02)
Total distributions	(0.92)	(0.28)	(0.14)
Net Asset Value, end of period	$11.85	$11.91	$10.68
Total return	7.23%	14.14%	8.14	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$32,882	$12,699	$3,087
Ratios to average net assets:
Ratio of expenses to average net assets	0.43%	1.11%	5.49	%†
Ratio of net investment income (loss) to average net assets	1.61%	0.90%	(2.91	)%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.85%	1.83%	2.43	%†
Portfolio turnover	47%	24%	35	%††

*	Commencement of operations

†	Annualized

††	Not annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. The Company consisted of the following series on December 31, 2007:

The “Actively Managed Funds”:	The “Index Funds”:
Money Market Fund	Core Bond Index Fund
Low Duration Bond Fund	500 Stock Index Fund
Inflation Protected Securities Fund	Broad Market Index Fund
Asset Allocation Fund	Mid/Small Company Index Fund
Equity Income Fund	Overseas Equity Index Fund
Growth & Income Fund
Growth Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversified Assets Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund

The Milestone Funds commenced operations on January 3, 2005. Each fund received $500,000 in exchange for shares purchased by the ICMA Retirement Corporation (“ICMA-RC”), the parent company of Vantagepoint Investment Advisers, LLC (“VIA”), the investment adviser to each series of the Company.

The Select Value, Discovery and Diversified Assets Funds commenced operations on October 30, 2007. Each fund received $100 in exchange for shares purchased by ICMA-RC, the parent company of VIA, the investment adviser to each series of the Company.

The Actively Managed, Model Portfolio and Milestone Funds each offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the record date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

On May 1, 2007 the Short-Term Bond Fund changed its name to the Low Duration Bond Fund as a result of a change in investment strategy wherein the Low Duration Bond Fund now seeks to maintain a maximum portfolio effective duration of three years. Also effective May 1, 2007 the principal investment strategy of the US Government Securities Fund changed to provide that the fund invests, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed-income securities. In connection with this change in investment strategy, the name of the fund was changed to the Inflation Protected Securities Fund and the fund underwent a change in subadvisers.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Model Portfolio Funds Structure

The Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Model Portfolio Fund. The underlying funds of each Model Portfolio Fund and the current target investment allocation in each underlying fund as of December 31, 2007 were as follows:

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
Fund Allocation—%
Low Duration Bond	43.00%	23.00%	8.00%	0.00%	0.00%
Inflation Protected Securities	9.00%	6.50%	4.00%	0.00%	0.00%
Core Bond Index, Class I	13.00%	20.50%	18.00%	15.00%	0.00%
Equity Income	10.00%	11.00%	12.00%	13.00%	18.00%
Growth & Income	10.00%	9.00%	12.00%	13.00%	17.00%
Growth	0.00%	6.00%	10.00%	11.50%	17.00%
Select Value	0.00%	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	0.00%	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	0.00%	3.00%	4.50%	9.00%
International	5.00%	8.00%	12.00%	16.00%	20.00%
Diversified Assets	10.00%	10.00%	10.00%	10.00%	0.00%

Total Fixed Income	65.00%	50.00%	30.00%	15.00%	0.00%
Total Equity	25.00%	40.00%	60.00%	75.00%	100.00%
Total Multi-Strategy	10.00%	10.00%	10.00%	10.00%	0.00%

The Milestone Funds Structure

The Milestone Funds invest entirely in underlying funds. VIA may make, subject to the supervision of the Board, allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different funds of the Company. The Milestone Funds are designed to serve as investing vehicles for retirement assets. Each fund, except for the Milestone Retirement Income Fund, invests in a professionally selected combination of equity, fixed income, and multi-strategy underlying funds that is believed to be appropriate given the time remaining until a Milestone Fund’s stated retirement date. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative as the designated year approaches. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Milestone Fund and the current target investment allocation in each underlying fund as of December 31, 2007 were as follows:

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Milestone Funds
	Retirement Income	2010	2015	2020
Fund Allocation—%
Low Duration Bond	40.00%	29.50%	15.00%	7.00%
Inflation Protected Securities	9.00%	7.50%	2.60%	0.00%
Core Bond Index, Class I	11.00%	11.00%	16.40%	18.05%
Equity Income	12.00%	15.00%	19.40%	21.90%
Growth & Income	12.00%	11.40%	11.00%	11.90%
Growth	0.00%	4.20%	7.60%	8.60%
Mid/Small Company Index, Class I	0.00%	3.00%	6.80%	9.50%
International	6.00%	8.40%	11.20%	13.05%
Diversified Assets	10.00%	10.00%	10.00%	10.00%

Total Fixed Income	60.00%	48.00%	34.00%	25.05%
Total Equity	30.00%	42.00%	56.00%	64.95%
Total Multi-Strategy	10.00%	10.00%	10.00%	10.00%

	Milestone Funds
	2025	2030	2035	2040
Fund Allocation—%
Low Duration Bond	2.00%	0.00%	0.00%	0.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%
Core Bond Index, Class I	14.80%	12.45%	10.70%	10.00%
Equity Income	23.40%	24.60%	25.60%	26.00%
Growth & Income	13.40%	14.30%	14.80%	15.00%
Growth	9.60%	10.60%	11.60%	12.00%
Mid/Small Company Index, Class I	12.00%	14.80%	17.80%	19.00%
International	14.80%	16.25%	17.50%	18.00%
Diversified Assets	10.00%	7.00%	2.00%	0.00%

Total Fixed Income	16.80%	12.45%	10.70%	10.00%
Total Equity	73.20%	80.55%	87.30%	90.00%
Total Multi-Strategy	10.00%	7.00%	2.00%	0.00%

Since the Model Portfolio Funds and Milestone Funds invest entirely in underlying funds, investment earnings are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Transition of US Government Securities Fund to Inflation Protected Securities Fund

At a December 8, 2006 meeting of the Board, VIA recommended and the Board approved the implementation of a new principal investment strategy for the US Government Securities Fund to be effective May 1, 2007. The new principal investment strategy provides that the Fund will invest, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed income securities. In connection with this change in investment strategy, the Board approved, effective May 1, 2007: (i) a change in the name of the Fund to the Inflation Protected Securities Fund; (ii) the appointment of Pacific Investment Management Company (“PIMCO”) and Fischer Francis Trees & Watts (“FFTW”) as new Fund subadvisers; and (iii) the termination of Mellon Capital Management Corporation as a Fund subadviser. Effective May 1, 2007, PIMCO and FFTW began serving as new subadvisers of the Fund. However, on May 15, 2007, Paul J. Zhao, the portfolio manager at FFTW who was responsible for making investment decisions for the portion of the Fund’s assets managed by FFTW, left FFTW. At a meeting held on May 18, 2007, VIA recommended and the Board approved the termination of FFTW as a subadviser to the Fund. The Fund’s assets managed by FFTW were transitioned to PIMCO and PIMCO served as the sole subadviser to the Fund until the appointment of BlackRock Financial Management, Inc. (“BlackRock”) as an additional subadviser to the Fund effective October 30, 2007.

Subadviser Changes from December 8, 2006 to December 31, 2007

At a meeting held on December 8, 2006, the Board approved the appointment of PIMCO and FFTW to serve as subadvisers to the Inflation Protected Securities Fund, which became effective May 1, 2007. At a meeting held on May 18, 2007, the Board approved the termination of FFTW as a subadviser to the Inflation Protected Securities Fund, which became effective May 22, 2007. At a meeting held on September 7, 2007, the Board approved the appointment of BlackRock as an additional subadviser to the Inflation Protected Securities Fund, which became effective October 30, 2007.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as the revenue and expense amounts during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investment Policy and Security Valuation

The equity securities held by each fund normally are valued at the last reported sale price on the exchange on which the security is principally traded. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“Nasdaq”) are valued at the Nasdaq Official Closing Price. Equity securities not traded on an exchange or on Nasdaq normally are valued at the last reported sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the security is normally valued at the mean between the highest bid price and the lowest priced offer obtained from quotation services believed to be reliable. Fixed income debt securities, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, with a remaining maturity of less than 60 days, are valued at amortized cost. Prices for other fixed income securities are normally obtained from a commercial pricing service that may use pricing matrices or other methodologies designed to identify the value of fixed income securities. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with policies approved by the Board (“Valuation Procedures”). The valuation of certain foreign equity securities is described below.

Shares of the underlying funds in which the Model Portfolio Funds and Milestone Funds invest are valued by using the underlying funds’ respective net asset values (NAVs) for the purpose of purchasing and/or redeeming orders placed that day.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Money Market Fund invests all of its assets in the Institutional Class of the AIM Short-Term Investments Trust Liquid Assets Portfolio (“AIM Portfolio”). The AIM Portfolio uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. Amortized cost, which is a security’s historical cost adjusted for amortization of discount or premium, if any, approximates market value. On any given business day, the shares of the AIM Portfolio are valued by the Money Market Fund using the AIM Portfolio’s NAV for purchase and/or redemption orders placed that day.

Valuation of Foreign Equity Securities

For foreign equity securities held by the funds and principally traded in markets outside North and South America, the Board approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures.

When Issued Securities

When issued securities or “To Be Announced” securities are sometimes held by the funds. The funds maintain security positions and cash positions such that sufficient liquid assets will be available to make payments for such securities purchased.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange using the “Reuters” snap-shot at 12 pm Eastern Time each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly to shareholders of the Core Bond Index, the Low Duration Bond, and Inflation Protected Securities Funds. Dividends from net investment income are declared daily and paid monthly to shareholders of the Money Market Fund. Prior to November 2004, dividends from net investment income were declared daily and paid monthly to shareholders of the Low Duration Bond Fund. For the remaining Actively Managed Funds, Index Funds, Model Portfolio Funds and Milestone Funds, dividends from net investment income are declared and paid annually to shareholders. Distributions from any net realized capital gains are generally declared and paid annually to shareholders.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, taxable over-distributions or returns of capital, and adjustments relating to dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. The following reclassifications were made in the financial statements to present the components of fund net assets and distributions on a tax basis for the year ending December 31, 2007. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in capital Increase/(decrease)	Undistributed Net investment income Increase/(decrease)	Accumulated net realized Gain/(loss) Increase/(decrease)
Low Duration Bond	$(102,063)	$782,317	$(680,254)
Inflation Protected Securities	(31,863)	14,829	17,034
Asset Allocation	—	725,004	(725,004)
Equity Income	—	2,294,745	(2,294,745)
Growth & Income	—	2,251,422	(2,251,422)
Growth	—	331,625	(331,625)
Select Value	(64,115)	64,115	—
Aggressive Opportunities	—	(37,246)	37,246
Discovery	—	14,409	(14,409)
International	(5,003)	8,233,847	(8,228,844)
Diversified Assets	7,635	1,455,338	(1,462,973)
Core Bond Index	76,871	3,634,325	(3,711,196)
500 Stock Index	10,194,009	(53,913)	(10,140,096)
Broad Market Index	4,543,913	(242,317)	(4,301,596)
Mid/Small Company Index	2,458,014	(329,298)	(2,128,716)
Overseas Equity Index	147,455	1,073,769	(1,221,224)
Model Portfolio Long-Term Growth	665,285	—	(665,285)

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income on gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Company has adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the adoption of FIN 48 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or expenses, were required as of December 31, 2007.

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
Inflation Protected Securities	$14,243	$—	$14,243
Asset Allocation	—	1,418,664	1,418,664
Equity Income	—	29,223,819	29,223,819
Growth & Income	—	3,259,740	3,259,740
Growth	527,838	—	527,838
Aggressive Opportunities	5,330,982	23,661,060	28,992,042
Discovery	94,243	—	94,243
International	21,833	11,900,831	11,922,664
500 Stock Index	46,245	—	46,245
Broad Market Index	5,045,328	—	5,045,328
Mid/Small Company Index	112,981	3,865,945	3,978,926
Model Portfolio Savings Oriented	101,896	6,116,464	6,218,360
Model Portfolio Conservative Growth	55,198	15,618,882	15,674,080
Model Portfolio Traditional Growth	223,136	56,312,526	56,535,662
Model Portfolio Long-Term Growth	258,092	81,346,724	81,604,816
Model Portfolio All-Equity Growth	27,705	37,160,388	37,188,093
Milestone Retirement Income	46,562	1,357,524	1,404,086
Milestone 2010	26,941	2,105,612	2,132,553
Milestone 2015	35,444	4,797,162	4,832,606
Milestone 2020	28,861	4,481,504	4,510,365
Milestone 2025	16,199	3,789,742	3,805,941
Milestone 2030	12,393	3,049,124	3,061,517
Milestone 2035	4,655	1,855,644	1,860,299
Milestone 2040	5,809	1,835,192	1,841,001

The tax character of distributions paid during 2007 were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Return of Capital	Total Distributions
Money Market	$12,287,780	$—	$—	$12,287,780
Low Duration Bond	26,485,268	—	—	26,485,268
Inflation Protected Securities	7,993,265	—	—	7,993,265
Asset Allocation	28,599,612	5,239,255	—	33,838,867
Equity Income	24,203,587	59,852,485	—	84,056,072
Growth & Income	25,879,723	121,152,754	—	147,032,477
Growth	11,708,202	—	—	11,708,202
Select Value	1,099,764	—	—	1,099,764
Aggressive Opportunities	31,772,087	165,768,166	—	197,540,253
Discovery	1,158,787	794,758	—	1,953,545
International	22,988,129	132,659,285	—	155,647,414
Diversified Assets	2,003,176	—	—	2,003,176
Core Bond Index	61,394,831	—	—	61,394,831

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Return of Capital	Total Distributions
500 Stock Index	$6,971,710	$—	$—	$6,971,710
Broad Market Index	10,598,850	—	—	10,598,850
Mid/Small Company Index	3,400,128	11,898,037	—	15,298,165
Overseas Equity Index	6,822,329	220,210	—	7,042,539
Model Portfolio Savings Oriented	12,002,925	5,981,350	—	17,984,275
Model Portfolio Conservative Growth	18,844,064	14,696,980	—	33,541,044
Model Portfolio Traditional Growth	38,168,175	71,985,890	—	110,154,065
Model Portfolio Long-Term Growth	36,521,855	103,061,552	—	139,583,407
Model Portfolio All-Equity Growth	8,640,618	61,259,144	—	69,899,762
Milestone Retirement Income	1,612,846	988,751	—	2,601,597
Milestone 2010	2,052,539	3,405,892	—	5,458,431
Milestone 2015	3,335,738	7,327,763	—	10,663,501
Milestone 2020	2,806,484	5,915,709	—	8,722,193
Milestone 2025	1,805,857	4,911,474	—	6,717,331
Milestone 2030	1,647,630	3,055,275	—	4,702,905
Milestone 2035	813,987	1,939,534	—	2,753,521
Milestone 2040	965,970	1,393,935	—	2,359,905

At December 31, 2007, the following funds had net capital loss carryovers:

	Expiring December 31,
Fund	2010	2011	2013	2014	2015
Low Duration Bond	$—	$—	$4,249,873	$3,180,132	$261,945
Inflation Protected Securities	$—	$—	$1,398,401	$1,993,824	$48,256
Growth	$125,715,287	$82,974,331	$—	$—	$—
Core Bond Index	$—	$—	$4,825,601	$8,705,385	$4,299,528
500 Stock Index	$8,310,436	$3,056,924	$—	$—	$—
Broad Market Index	$7,552,852	$7,434,496	$—	$—	$—

At December 31, 2007, the following funds elected to defer post-October net capital losses and currency losses of:

Fund	Capital Losses	Currency Losses
Growth	6,379,306	—
Select Value	2,845,905	—
Discovery	6,743,311	—
Diversified Assets	356,827	522,094
Core Bond Index	141,644	—
Overseas Equity Index	347,099	—

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security, commodity, or index at a set price on a future date. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amounts of risk under such futures contracts may exceed the amounts reflected in the financial statements. As of December 31, 2007, the following funds had the following open futures contracts outstanding:

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation
Purchased
99	CBT	U.S. 2 Year Treasury Note	March 2008	$20,814,750	$54,140
			Total Unrealized Appreciation		$54,140
Inflation Protected Securities Fund
Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
8	CME	90 day Eurodollar	June 2009	$1,930,200	$39,200
26	CME	90 day Eurodollar	September 2008	$6,273,150	114,941
23	CME	90 day Eurodollar	December 2008	$5,556,225	109,562
74	CBT	U.S. 10 Year Treasury Note	March 2008	$8,390,906	43,047
66	CBT	U.S. 5 Year Treasury Note	March 2008	$7,278,563	31,051
					$337,801
Sold
1	EUX	Euro Bund	March 2008	$164,858	$2,612
53	CBT	U.S. Treasury Bond	March 2008	$6,167,875	(92,624)
17	CBT	U.S. 5 Year Treasury Note	March 2008	$1,874,781	(20,453)
20	CBT	U.S. 10 Year Treasury Note	March 2008	$2,267,813	2,969
					$(107,496)
			Total Unrealized Appreciation		$230,305
Asset Allocation Fund
Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Depreciation
Purchased
1,105	CME	E-MINI S&P 500 Index	March 2008	$81,615,300	$(1,180,662)
29	CME	S&P 500 Index	March 2008	$10,709,700	(157,359)
			Total Unrealized Depreciation		$(1,338,021)
Discovery Fund
Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Depreciation
Purchased
1,098	CME	E-MINI Russell Index	March 2008	$84,787,560	$(1,286,775)
			Total Unrealized Depreciation		$(1,286,775)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Diversified Assets Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
1	SGX	10 year mini—JGB	March 2008	$122,304	$457
142	EOE	Amsterdam Index	January 2008	$21,398,111	362,890
298	SFE	Australian Government Bond 10 Yr.	March 2008	$25,515,025	(203,321)
65	EUX	Dax Index	March 2008	$19,289,739	488,035
47	EUX	DJ Euro Stoxx50	March 2008	$3,038,086	38,528
180	CME	E-MINI S&P 500 Index	March 2008	$13,294,800	(192,160)
104	LIF	FTSE 100 Index	March 2008	$13,312,611	279,168
27	MFM	IBEX 35 Index	January 2008	$5,946,360	(77,070)
28	CME	S&P 500 Index	March 2008	$10,340,400	(163,100)
11	MIL	S&P/MIB Index	March 2008	$3,120,085	28,894
185	TSE	Topix Index	March 2008	$24,320,336	(1,400,522)
112	EUX	Euro Bund	March 2008	$18,464,076	(332,648)
					$(1,170,849)
Sold
36	CBT	U.S. 10 Year Treasury Note	March 2008	$4,082,063	$1,125
156	MNP	CAC40 Euros	January 2008	$12,779,331	(256,927)
90	MSE	Canadian 10 Year Bond	March 2008	$10,439,891	21,981
36	HKG	Hang Seng Index	January 2008	$6,442,628	(182,638)
9	TSE	Japanese Government Bond 10 Yr.	March 2008	$11,011,358	(43,179)
414	SSE	OMX Stockholm 30 Index	January 2008	$6,930,375	(36,245)
68	MSE	S&P/TSX 60 Index	March 2008	$11,167,457	(209,545)
138	SFE	SPI 200 Index	March 2008	$19,194,781	(143,075)
173	LIF	UK Gilt Long Bond	March 2008	$37,816,347	(285,823)
33	EUX	Dax Index	March 2008	$9,796,252	(280,460)
498	SFE	Australian Government Bond 10 Yr.	March 2008	$42,639,203	497,903
65	MIL	S&P/MIB Index	March 2008	$18,436,865	(56,317)
					$(973,200)
			Total Unrealized Depreciation		$(2,144,049)
500 Stock Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Depreciation
Purchased
108	CME	E-MINI S&P 500 Index	March 2008	$7,976,880	$(56,250)
			Total Unrealized Depreciation		$(56,250)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Broad Market Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
32	CME	E-MINI Russell Index	March 2008	$2,471,040	$6,521
180	CME	E-MINI S&P 500 Index	March 2008	$13,294,800	(92,528)
			Total Unrealized Depreciation		$(86,007)

Mid/Small Company Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
32	CME	E-MINI Russell Index	March 2008	$2,471,040	$10,210
29	CME	E-MINI S&P Mid 400 Index	March 2008	$2,507,920	(21,069)
			Total Unrealized Depreciation		$(10,859)

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Underlying Face Amount at Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
60	EUX	DJ STOXX 50 Index	March 2008	$3,878,408	$72,947
19	LIF	FTSE 100 Index	March 2008	$2,432,112	57,391
18	TSE	Topix Index	March 2008	$2,366,303	(81,675)
			Total Unrealized Appreciation		$48,663

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. Such contracts are recorded at market value and marked to market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. As of December 31, 2007, the funds had the following open forward foreign currency exchange contracts outstanding:

Inflation Protected Securities Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Gain/(Loss)
Purchase Contracts
British Pound Sterling	01/02/2008	$841	$838	$(3)
Euro Dollar	01/02/2008	2,119	2,151	32
		Net Gain on Purchase Contracts		$29

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Gain/(Loss)
Sale Contracts
Euro	01/02/2008	$589	$583	$6
	01/17/2008	135,185	134,124	1,061
		Net Gain on Sale Contracts		$1,067
		Net Unrealized Gain on Forward Foreign Currency Contracts		$1,096

Discovery Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Loss
Purchase Contracts
Canadian Dollar	01/02/2008	$134,554	$133,165	$(1,389)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(1,389)

Diversified Assets Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Gain/(Loss)
Purchase Contracts
Australian Dollar	03/19/2008	$23,580,180	$23,570,495	$(9,685)
British Pound Sterling	03/19/2008	56,827,124	55,229,345	(1,597,779)
Canadian Dollar	01/15/2008	4,528,840	4,647,395	118,555
	03/19/2008	2,214,930	2,272,753	57,823
Euro	01/11/2008	3,261,802	3,236,116	(25,686)
	03/19/2008	30,820,420	30,692,188	(128,232)
Japanese Yen	01/15/2008	16,459,117	16,317,395	(141,722)
	03/19/2008	2,871,604	2,932,595	60,991
New Zealand Dollar	03/19/2008	14,131,298	13,976,119	(155,179)
Norwegian Krone	03/19/2008	35,005,619	34,832,042	(173,577)
Swedish Krona	01/11/2008	6,399,465	6,333,501	(65,964)
	03/19/2008	13,984,058	13,908,580	(75,478)
Swiss Franc	03/19/2008	26,167	26,650	483
		Net Loss on Purchase Contracts		$(2,135,450)
Sale Contracts
Australian Dollar	03/19/2008	$14,883,139	$14,948,059	$(64,920)
Canadian Dollar	01/15/2008	6,103,497	6,263,880	(160,383)
	03/19/2008	50,052,548	51,150,078	(1,097,530)
Euro	01/11/2008	6,519,410	6,472,232	47,178
	03/19/2008	36,770,250	36,465,388	304,862
Japanese Yen	01/15/2008	11,432,913	11,448,134	(15,221)
	03/19/2008	5,531,165	5,453,030	78,135
New Zealand Dollar	03/19/2008	3,570,329	3,563,493	6,836
Norwegian Krone	03/19/2008	14,333,921	14,460,981	(127,060)
Swedish Krona	01/11/2008	3,178,362	3,151,303	27,059
	03/19/2008	9,523,294	9,419,663	103,631
Swiss Franc	03/19/2008	71,317,574	70,988,708	328,866
		Net Loss on Sale Contracts		$(568,547)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(2,703,997)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

International Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Gain/(Loss)
Purchase Contracts
Australian Dollar	01/02/2008	$33,410	$33,336	$(74)
	01/03/2008	31,327	31,425	98
	01/04/2008	13,184	13,178	(6)
	01/30/2008	1,421,829	1,373,534	(48,295)
British Pound Sterling	01/03/2008	91,164	90,738	(426)
Euro Dollar	01/02/2008	720,230	718,656	(1,574)
	01/03/2008	685,237	680,847	(4,390)
	01/04/2008	24,554	24,553	(1)
Hong Kong Dollar	01/02/2008	64,578	64,624	46
Japanese Yen	01/04/2008	297,549	303,403	5,854
	01/07/2008	378,840	381,686	2,846
	01/08/2008	143,149	144,182	1,033
Norwegian Krone	01/03/2008	231,584	232,093	509
	01/04/2008	518,110	514,683	(3,427)
Swiss Franc	01/03/2008	137,843	138,427	584
	01/30/2008	1,425,768	1,458,949	33,181
		Net Loss on Purchase Contracts		$(14,042)
Sale Contracts
Australian Dollar	01/30/2008	$1,425,769	$1,380,482	$45,287
British Pound Sterling	01/02/2008	213,628	212,269	1,359
	01/04/2008	19,348	19,354	(6)
Canadian Dollar	01/02/2008	7,122	7,141	(19)
Euro Dollar	01/02/2008	61,910	62,805	(895)
	01/04/2008	235,240	233,076	2,164
Hong Kong Dollar	01/03/2008	392,336	392,628	(292)
Japanese Yen	01/04/2008	223,835	229,440	(5,605)
	01/07/2008	100,060	100,812	(752)
	01/08/2008	40,901	41,045	(144)
	03/05/2008	2,096,000	2,062,486	33,514
Singapore Dollar	01/02/2008	198,890	200,483	(1,593)
	01/03/2008	73,259	73,638	(379)
	01/04/2008	126,354	126,438	(84)
Swiss Franc	01/30/2008	1,421,829	1,458,949	(37,120)
		Net Gain on Sale Contracts		$35,435
		Net Unrealized Gain on Forward Foreign Currency Contracts		$21,393

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Overseas Equity Index Fund

Currency	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2007	Net Unrealized Gain/(Loss)
Purchase Contracts
Australian Dollar	01/02/2008	$818,495	$816,399	$(2,096)
British Pound Sterling	03/19/2008	3,828,720	3,722,657	(106,063)
Danish Krone	01/03/2008	85,221	84,956	(265)
Euro	01/02/2008	1,985,646	1,979,669	(5,977)
	01/03/2008	1,201,834	1,198,217	(3,617)
	03/19/2008	7,288,740	7,239,085	(49,655)
Hong Kong Dollar	01/02/2008	364,847	365,088	241
Japanese Yen	01/07/2008	2,093,240	2,127,684	34,444
	03/19/2008	4,517,497	4,504,861	(12,636)
Norwegian Krone	01/03/2008	89,457	89,671	214
Singapore Dollar	01/02/2008	78,793	79,382	589
Swedish Krona	01/03/2008	138,500	138,457	(43)
Swiss Franc	01/03/2008	820,334	823,732	3,398
		Net Loss on Purchase Contracts		$(141,466)
Sale Contracts
British Pound Sterling	03/19/2008	$2,114,575	$2,108,207	$6,368
Euro	03/19/2008	5,006,605	5,035,286	(28,681)
Japanese Yen	03/19/2008	2,233,910	2,284,400	(50,490)
		Net Loss on Sale Contracts		$(72,803)
		Net Unrealized Loss on Forward Foreign Currency Contracts		$(214,269)

Option Contracts

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

When a fund writes a call or put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchased upon exercise.

Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. Option contract transactions may incur a commission, in addition to the premium paid or received. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. Written option activity for the year ended December 31, 2007 was as follows:

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Call Options		Put Options		Total
Inflation Protected Securities Fund	# Contracts	Premium	# Contracts	Premium	# Contracts	Premium
Beginning balance as of 01/01/2007	—	$—	—	$—	—	$—
Contracts written	327	$100,629	223	$66,909	550	$167,538
Contracts closed	(304)	$(91,719)	(123)	$(25,047)	(427)	$(116,766)
Contracts expired	—	$—	—	$—	—	$—
Ending balance as of 12/31/2007	23	$8,910	100	$41,862	123	$50,772

Option Type	Inflation Protected Securities	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Call	U.S. 10 Year Treasury Note	23	$111.00	02/22/2008	$(56,497)
Put	CBT U.S. Treasury Note	100	$106.00	02/22/2008	$40,300
					$(16,197)

	Call Options		Put Options		Total
Diversified Assets Fund	# Contracts	Premium	# Contracts	Premium	# Contracts	Premium
Beginning balance as of 01/01/2007	—	$—	—	$—	—	$—
Contracts written	—	$—	2,010	$442,715	2,010	$442,715
Contracts closed	—	$—	(1,100)	$(205,544)	(1,100)	$(205,544)
Contracts expired	—	$—	—	$—	—	$—
Ending balance as of 12/31/2007	—	$—	910	$237,171	910	$237,171

Option Type	Diversified Assets Fund	# Contracts	Strike Price		Expiration Date	Unrealized Gain/(Loss)
Put	Swiss Market Index	910	$7,472	USD	03/20/2008	$6,722

Swap Agreements

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange between two parties of their respective commitments to pay or receive interest. An inflation swap agreement is a contact between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The swaps listed below are marked to market daily using a Bloomberg Swap Curve Calculator, or other third party pricing vendors, and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. The risks associated with swap agreements include the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreements. In certain types of swap transactions the risk of loss is increased because the Fund may be required to make payments to the counterparty in addition to the agreed upon payments due to market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments. At December 31, 2007, the following swap agreements were outstanding:

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Inflation Protected Securities Fund

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)
AUD 8,700,000	6/15/2010	This is an Interest Rate Swap Agreement with Deutsche Bank AG, notional amount 8,700,000 Australian Dollar (AUD), entered into by PIMCO on June 19, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 7.0% and pay a floating rate of the 6-month Australian Bank Bill (the floating index), resetting every six months, during the period from June 16, 2008 to June 15, 2010.	$(62,371)
CAD 100,000	6/20/2012	This is an Interest Rate Swap Agreement with Bank of America, notional amount 100,000 Canadian Dollar (CAD), entered into by PIMCO on December 4, 2007. In this swap, the Fund has contractually arranged to pay a fixed rate of 5.0% and receive a floating rate of 3-month Canadian LIBOR (the floating index), resetting every quarter, during the period from June 20, 2009 to June 20, 2012.	$(1,073)
CAD 100,000	6/20/2017	This is an Interest Rate Swap Agreement with Bank of America, notional amount 100,000 CAD, entered into by PIMCO on December 4, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 5.5% and pay a floating rate of 3-month Canadian LIBOR (the floating index), resetting every quarter, during the period from June 20, 2012 to June 20, 2017.	$2,551
EUR 2,000,000	3/19/2010	This is an Interest Rate Swap Agreement with Deutsche Bank AG, notional amount 2,000,000 Euro (EUR), entered into by PIMCO on December 21, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.5% and pay a floating rate of 6 month EURIBOR rate (the floating index), resetting every six months, during the period from March 19, 2008 to March 19, 2010.	$2,378
EUR 2,000,000	3/19/2010	This is an Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., notional amount 2,000,000 EUR, entered into by PIMCO on December 21, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.5% and pay a floating rate of 6 month EURIBOR rate (the floating index), resetting every six months, during the period from March 19, 2008 to March 19, 2010.	$2,378
EUR 1,100,000	9/14/2012	This is an Inflation Rate Swap Agreement with Barclays Bank PLC, notional amount EUR 1,100,000, entered into by PIMCO on September 12, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 2.07% and pay the French Non-Revised Index of Consumer Prices excluding Tobacco (the Inflation Index) during the period from September 14, 2007 to September 14, 2012.	$(24,446)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)
JPY 200,000,000	3/18/2009	This is an Interest Rate Swap Agreement with Morgan Stanley Capital Services Inc., notional amount 200,000,000 Japanese Yen (JPY), entered into by PIMCO on June 5, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 1% and pay a floating rate of 6-month Japanese LIBOR (the floating index), resetting every six months, during the period from March 19, 2008 to March 18, 2009.	$1,170
USD 600,000	6/18/2013	This is an Interest Rate Swap Agreement with Royal Bank of Scotland PLC, notional amount $600,000, entered into by PIMCO on December 13, 2007. In this swap, the Fund has contractually arranged to pay a fixed rate of 4.0% and receive a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 18, 2008 to June 18, 2013.	$5,611
USD 200,000	6/18/2038	This is an Interest Rate Swap Agreement with Deutshce Bank AG, notional amount $200,000, entered into by PIMCO on December 13, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 5.0% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from June 18, 2008 to June 18, 2038.	$(978)
GBP 200,000	9/10/2027	This is an Inflation Rate Swap Agreement with Royal Bank of Scotland PLC, notional amount British Pound (GBP) 200,000, entered into by PIMCO on September 10, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 3.44% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from September 10, 2007 to September 10, 2027.	$(6,389)
GBP 500,000	12/19/2017	This is an Inflation Rate Swap Agreement with Royal Bank of Scotland PLC, total notional amount GBP 500,000, entered into by PIMCO on December 19, 2007 (notional GBP 200,000) and on December 21, 2007 (notional GBP 300,000). In this swap, the Fund has contractually arranged to receive a fixed rate of 3.1825% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from December 27, 2007 to December 19, 2017.	$1,515
GBP 400,000	12/14/2017	This is an Inflation Rate Swap Agreement with Barclays Bank PLC, notional amount GBP 400,000, entered into by PIMCO on December 07, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 3.25% and pay the UK Non-revised Retail Price Index All Items (the inflation index) during the period from December 14, 2007 to December 14, 2017.	$4,775
		Total Unrealized Gain/(Loss)	$(74,879)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Diversified Assets Fund

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)
USD 1,500,000	12/20/2009	This is a Credit Default Swap Agreement with Lehman Brothers Special Finance, notional amount $1,500,000, entered into by Drake Capital Management on October 30, 2007. In this swap, the Fund has contractually arranged to receive 3.6% times the notional amount. The Fund makes payment only upon a default event of Mediacom LLC/Mediacom Capital Corp Note.	$(52,154)
USD 38,000,000	5/1/2009	This is an Interest Rate Swap Agreement with Lehman Brothers Special Finance, notional amount $38,000,000, entered into by Drake Capital Management on October 30, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.46% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from November 1, 2007 to May 1, 2009.	$259,867
USD 38,000,000	11/1/2009	This is an Interest Rate Swap Agreement with Lehman Brothers Special Finance, notional amount $38,000,000, entered into by Drake Capital Management on October 30, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.4475% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from November 1, 2007 to November 1, 2009.	$412,312
USD 16,000,000	5/1/2010	This is an Interest Rate Swap Agreement with Lehman Brothers Special Finance, notional amount $16,000,000, entered into by Drake Capital Management on October 30, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.4625% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from November 1, 2007 to May 1, 2010.	$223,644
USD 16,000,000	11/1/2010	This is an Interest Rate Swap Agreement with Lehman Brothers Special Finance, notional amount $16,000,000, entered into by Drake Capital Management on October 30, 2007. In this swap, the Fund has contractually arranged to receive a fixed rate of 4.5125% and pay a floating rate of 3-month LIBOR (the floating index), resetting every quarter, during the period from November 1, 2007 to November 1, 2010.	$266,236
EUR 5,800,000	3/05/2008	This is a Total Return Swap Agreement with Morgan Stanley Capital Services, Inc. with respect to Euro Bund futures contracts, notional amount EUR 5,800,000, entered into by Analytic Investors on December 4, 2007. In this swap, the Fund has contractually arranged to receive the total return that would otherwise be realized on the underlying futures contracts if the total return is positive or pay the total return that would otherwise be realized on the underlying futures contracts if the total return is negative.	$(207,910)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Gain/(Loss)
GBP 22,200,000	3/31/2008	This is a Total Return Swap Agreement with Morgan Stanley Capital Services, Inc. with respect to Long Gilt futures contracts, notional amount GBP 22,200,000, entered into by Analytic Investors on November 27, 2007. In this swap, the Fund has contractually arranged to pay the total return that would otherwise be realized on the underlying futures contracts if the total return is positive or receive the total return that would otherwise be realized on the underlying futures contracts if the total return is negative.	$8,802
JPY 3,800,000,000	3/07/2008	This is a Total Return Swap Agreement with Morgan Stanley Capital Services, Inc. with respect to the Japanese 10-Year Bond (TSE) futures contracts, notional amount JPY 3,800,000,000, entered into by Analytic Investors on December 10, 2007. In this swap, the Fund has contractually arranged to receive the total return that would otherwise be realized on the underlying futures contracts if the total return is positive or pay the total return that would otherwise be realized on the underlying futures contracts if the total return is negative.	$186,895
JPY 500,000,000	3/07/2008	This is a Total Return Swap Agreement with Morgan Stanley Capital Services, Inc. with respect to the Japanese 10-Year Bond (TSE) futures contracts, notional amount JPY 500,000,000, entered into by Analytic Investors on December 6, 2007. In this swap, the Fund has contractually arranged to receive the total return that would otherwise be realized on the underlying futures contracts if the total return is positive or pay the total return that would otherwise be realized on the underlying futures contracts if the total return is negative.	$30,851
USD 35,600,000	2/28/2008	This is a Total Return Swap Agreement with Morgan Stanley Capital Services, Inc. with respect to U.S. 10-Year Treasury Note futures contracts, notional amount $35,600,000, entered into by Analytic Investors on November 28, 2007. In this swap, the Fund has contractually arranged to receive the total return that would otherwise be realized on the underlying futures contracts if the total return is positive or pay the total return that would otherwise be realized on the underlying futures contracts if the total return is negative.	$38,929
		Total Unrealized Gain/(Loss)	$1,167,472

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

SwapOptions (“Swaptions”)

A swaption combines the features of an option and an interest rate swap. A swaption is an option to buy or sell an interest rate swap. Depending on the terms of the particular swaption, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. The fund records an unrealized gain or loss for the amount expected to be received or paid under the agreement if such agreement was terminated at valuation. The unrealized gain or loss is recorded in the fund’s Statement of Assets and Liabilities. Written swaption activity for the year ended December 31, 2007 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Protected Securities Fund	# Contracts	Premium	# Contracts	Premium	# Contracts	Premium
Beginning balance as of 01/01/2007	—	$—	—	$—	—	$—
Contracts written	3,600,000	$103,985	3,600,000	$98,010	7,200,000	$201,995
Contracts closed	—	$—	—	$—	—	$—
Contracts expired	—	$—	—	$—	—	$—
Ending balance as of 12/31/2007	3,600,000	$103,985	3,600,000	$98,010	7,200,000	$201,995

Exchange	Contract	Notional Value	Strike Price	Expiration Date	Unrealized Gain/(Loss)
OTC	Put—Interest Rate Swap	$300,000	5.67%	8/7/2008	$6,749
OTC	Call—Interest Rate Swap	$300,000	5.67%	8/7/2008	$(18,140)
OTC	Put—Interest Rate Swap	$400,000	5.67%	8/7/2008	$11,279
OTC	Call—Interest Rate Swap	$400,000	5.67%	8/7/2008	$(26,767)
OTC	Put—Interest Rate Swap	$1,200,000	5.25%	9/15/2008	$13,987
OTC	Call—Interest Rate Swap	$1,200,000	5.25%	9/15/2008	$(31,925)
OTC	Put—Interest Rate Swap	$1,700,000	5.25%	9/15/2008	$19,815
OTC	Call—Interest Rate Swap	$1,700,000	5.25%	9/15/2008	$(45,227)
					$(70,229)

Repurchase Agreements

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time (“repurchase agreements”) are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each fund’s Schedule of Investments. The funds require that the cash investment be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank. It is VIA’s responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements are collateralized by U.S. Government securities. If the custodian or counterparty becomes bankrupt, the funds’ realization of collateral might be delayed, or the funds may incur a cost or possible losses of principal and income in selling the collateral.

3.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA-RC, provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed, Model Portfolio and Milestone Funds and 0.05% of the average daily net assets of the Index Funds. For these services, VIA received $15,959,442 in the aggregate for the year ended December 31, 2007.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Effective July 1, 2005 the advisory fee paid to VIA for each Model Portfolio Fund is calculated as follows:

•	0.10% on the first $500 million of net assets

•	0.09% on the next $500 million of net assets

•	0.08% on net assets over $1 billion.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Money Market Fund, Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management except that the subadviser fee for Analytic Investors Inc. and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the fund’s assets allocated and assigned to each of them by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets of a fund increase the rate of fee paid decreases. With other subadvisers, one fee is applicable to all levels of assets under management. Additional information about each Subadviser’s fee is presented in the funds’ Prospectus and Statement of Additional Information. Presented below are the fees paid by the funds to Subadvisers during the year ended December 31, 2007. Fees are shown as an annual percentage of average net assets under management except that the subadviser fee for Analytic Investors Inc. and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA as well as total dollars paid. The total dollars below represent amounts paid to the Subadvisers for services performed during the period of April 1, 2006 through September 30, 2007.

Fund	Subadviser	Contractual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$296,007
	STW Fixed Income Management Ltd.	0.18%	547,451

Inflation Protected Securities	Mellon Capital Management Corporation (1)	0.06%	47,402
	Pacific Investment Management Company, LLC (2)	0.20%	109,805
	Fischer Francis Trees & Watts, Inc. (2)	0.12%	4,999
	BlackRock Financial Management, Inc. (2)	0.12%	—

Asset Allocation	Mellon Capital Management Corporation	0.23%	1,761,239

Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.23%	1,231,077
	T. Rowe Price Associates, Inc.	0.37%	1,926,946
	Southeastern Asset Management, Inc.	0.52%	2,711,857

Growth & Income	Capital Guardian Trust Company (3)	0.25%	938,613
	T. Rowe Price Associates, Inc.	0.37%	1,540,505
	Wellington Management Company, LLP	0.28%	1,109,760

Growth	Fidelity Management & Research Company (4)	0.62%	504,840
	Goldman Sachs Asset Management, L.P.	0.22%	958,804
	Legg Mason Capital Management, Inc.	0.39%	2,676,786
	Peregrine Capital Management	0.36%	2,477,032
	Tukman Grossman Capital Management, Inc.	0.50%	2,729,581
	Westfield Capital Management Company, LLC	0.33%	1,622,566

Select Value	Goldman Sachs Asset Management, L.P.	0.40%	—
	WEDGE Capital Management L.L.P.	0.55%	—
	Systematic Financial Management L.P.	0.43%	—

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Subadviser	Contractual Fee as a Percentage of Average Daily Net Assets (net of subadviser fee waivers)	Dollars Paid
Aggressive Opportunities	Legg Mason Capital Management, Inc.	0.39%	1,355,657
	Southeastern Asset Management, Inc.	0.55%	1,351,656
	TimesSquare Capital Management, LLC	0.49%	1,783,373
	T. Rowe Price Associates, Inc.	0.58%	2,518,555

Discovery	Payden & Rygel	0.15%	—
	Wellington Management Company, LLP	0.73%	—
International	Artisan Partners Limited Partnership	0.70%	$1,921,759
	Capital Guardian Trust Company (5)	0.43%	1,514,757
	GlobeFlex Capital, LP	0.40%	682,467
	Walter Scott & Partners Limited	0.56%	1,025,011

Diversified Assets	Analytic Investors, Inc	0.45%	—
	Drake Capital Management, LLC	0.23%	—
	Mellon Capital Management Corporation	0.65%	—
	Payden & Rygel	0.10%	—

Core Bond Index	Mellon Capital Management Corporation	0.02%	246,432

500 Stock Index	Mellon Capital Management Corporation	0.02%	60,091

Broad Market Index	Mellon Capital Management Corporation	0.02%	106,183

Mid/Small Company Index	Mellon Capital Management Corporation	0.04%	63,235

Overseas Equity Index	Mellon Capital Management Corporation	0.07%	97,638

(1)	Effective May 1, 2007, Mellon Capital Management Corporation was terminated as a subadviser to the Inflation Protected Securities Fund.

(2)	At a meeting held on December 8, 2006, the Board approved the appointment of PIMCO and FFTW to serve as subadvisers to the Inflation Protected Securities Fund in conjunction with a change in that fund’s name and principal investment strategy, which became effective May 1, 2007. FFTW was subsequently terminated on May 22, 2007. At a meeting held on September 7, 2007, the Board approved the appointment of BlackRock to serve as a subadviser to the fund, which became effective October 30, 2007.

(3)	Minimum fee of $167,500 per year.

(4)	From May 1, 2001 to June 30, 2006, FMR Co. Inc. served as a sub-subadviser to this fund and was compensated from the fees paid to this subadviser. Fee included is from April 1, 2006 to June 30, 2006.

(5)	Minimum fee of $337,500 per year.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds and the Money Market Fund incurs fees and expenses indirectly as a shareholder of the AIM Portfolio. Because the underlying funds have varied expense and fee levels and the Model Portfolio, Milestone and Money Market Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio, Milestone, and Money Market Funds will vary.

Fee Waivers

If the aggregate advisory fees of the Growth Fund exceed 0.54% because of subadvisory changes, VIA will waive its advisory fee or reimburse expenses to the extent necessary on any resulting increase in subadvisory fees payable by the Growth Fund. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2007, no waiver or reimbursement was necessary to comply with the 0.54% maximum subadvisory fee rate.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

From January 3, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund’s average daily net assets on an annualized basis. From May 1, 2006 through April 30, 2008, VIA contractually agreed to limit each Fund’s total fund operating expenses to the following percentages:

Milestone Retirement Income	0.81%
Milestone 2010	0.88%
Milestone 2015	0.91%
Milestone 2020	0.93%
Milestone 2025	0.95%
Milestone 2030	0.97%
Milestone 2035	0.99%
Milestone 2040	0.99%

For the year ended December 31, 2007, VIA reimbursed each fund as follows:

Milestone Retirement Income	$62,948
Milestone 2010	$33,167
Milestone 2015	$6,953
Milestone 2020	$8,149
Milestone 2025	$27,777
Milestone 2030	$31,495
Milestone 2035	$52,238
Milestone 2040	$54,672

T. Rowe Price voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income, Equity Income and Aggressive Opportunities Funds. This voluntary fee waiver was first implemented on May 1, 2003. Through September 30, 2005, 2.5% of the aggregate fees were waived on total assets managed between $250 million and $500 million and 5% of the aggregate fees were waived on total assets managed in excess of $500 million. Effective October 1, 2005, 2.5% of the aggregate fees were waived on the first $500 million of assets managed and 5% on assets managed in excess of $500 million. For the year ended December 31, 2007, this voluntary fee waiver totaled $254,964 of which $86,482 was allocated to the Equity Income Fund, $66,450 to the Growth & Income Fund and $102,032 to the Aggressive Opportunities Fund. Goldman Sachs Asset Management L.P. has agreed to voluntarily waive a portion of its subadvisory fee for the Select Value Fund to 0.28% on the first $200 million of assets, 0.24% on the next $100 million of assets, and 0.224% on assets over $700 million. For the year ended December 31, 2007, this waiver totaled $19,521. Payden & Rygel has agreed to waive its investment subadvisory fee until April 30, 2008 for the Diversified Assets Fund so that its fees will not exceed 0.08% of assets. For the year ended December 31, 2007, this waiver totaled $7,388.

4.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2007 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$469,612,074	$466,338,177	$411,719,374	$363,686,592
Inflation Protected Securities	56,383,532	191,458,698	338,495,842	99,207,149
Asset Allocation			24,042,231	93,440,574
Equity Income			533,671,717	272,863,425
Growth & Income			493,471,430	621,808,425
Growth			1,335,942,635	1,813,502,268
Select Value			335,002,827	32,479,033
Aggressive Opportunities			600,087,886	898,824,798
Discovery	110,892,132	47,856,383	111,585,348	7,102,580
International			649,751,243	686,475,157

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Diversified Assets	$100,368,737	$23,130,860	$156,374,196	$3,329,054
Core Bond Index	774,060,970	781,946,240	119,978,549	137,562,539
500 Stock Index			27,224,117	21,247,198
Broad Market Index			10,695,668	29,665,815
Mid/Small Company Index			69,425,939	37,218,354
Overseas Equity Index			86,306,652	11,038,406
Model Portfolio Savings Oriented			100,466,021	81,459,682
Model Portfolio Conservative Growth			199,626,990	153,451,325
Model Portfolio Traditional Growth			556,390,539	402,949,895
Model Portfolio Long-Term Growth			645,296,676	437,580,737
Model Portfolio All-Equity Growth			263,075,231	127,846,025
Milestone Retirement Income			57,578,318	24,886,184
Milestone 2010			58,090,605	35,691,964
Milestone 2015			100,419,510	44,943,812
Milestone 2020			86,315,683	35,367,672
Milestone 2025			62,025,418	25,435,281
Milestone 2030			56,947,845	20,323,043
Milestone 2035			29,870,406	10,343,236
Milestone 2040			32,212,288	10,764,050

5.	Tax Basis Unrealized Appreciation (Depreciation)

At December 31, 2007, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Money Market	$304,391,144	$—	$—	$—
Low Duration Bond	496,778,519	3,957,031	2,231,194	1,725,837
Inflation Protected Securities	264,646,652	7,455,665	9,227	7,446,438
Asset Allocation	632,334,410	174,874,558	43,112,047	131,762,511
Equity Income	1,645,572,075	375,488,564	128,587,904	246,900,660
Growth & Income	1,000,903,764	206,150,861	57,038,784	149,112,077
Growth	2,377,069,433	411,383,087	86,073,388	325,309,699
Select Value	299,869,257	5,233,524	21,454,553	(16,221,029)
Aggressive Opportunities	1,353,249,920	225,817,475	101,070,349	124,747,126
Discovery	167,718,070	3,568,240	10,415,568	(6,847,328)
International	1,015,712,308	198,990,272	32,498,062	166,492,210
Diversified Assets	363,914,943	744,090	1,436,157	(692,067)
Core Bond Index	1,142,188,866	13,122,102	8,386,736	4,735,366
500 Stock Index	240,481,919	217,642,987	32,562,929	185,080,058
Broad Market Index	454,270,857	301,675,402	57,200,163	244,475,239
Mid/Small Company Index	230,424,729	74,637,165	26,390,975	48,246,190
Overseas Equity Index	201,527,768	64,455,309	7,019,879	57,435,430
Model Portfolio Savings Oriented	308,313,762	4,545,375	1,359,222	3,186,153
Model Portfolio Conservative Growth	579,315,532	22,572,388	4,048,905	18,523,483
Model Portfolio Traditional Growth	1,426,429,113	74,520,643	13,603,538	60,917,105
Model Portfolio Long-Term Growth	1,565,208,845	131,243,882	18,336,806	112,907,076
Model Portfolio All-Equity Growth	578,684,193	30,522,170	11,180,924	19,341,246
Milestone Retirement Income	55,875,986	273,350	1,565,819	(1,292,469)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Milestone 2010	$72,098,035	$500,889	$2,181,328	$(1,680,439)
Milestone 2015	141,560,145	1,250,026	4,255,119	(3,005,093)
Milestone 2020	114,771,093	1,004,950	3,693,192	(2,688,242)
Milestone 2025	86,289,906	738,322	3,116,048	(2,377,726)
Milestone 2030	63,908,664	425,004	2,850,990	(2,425,986)
Milestone 2035	36,717,309	218,858	2,084,458	(1,865,600)
Milestone 2040	35,138,691	128,334	2,363,852	(2,235,518)

6.	Portfolio Securities Loaned

Certain funds lend securities to approved brokers to earn additional income. As of December 31, 2007, certain funds had loaned securities, which were collateralized by cash, cash equivalents, or U.S. Government Obligations. Each fund receives compensation in connection with the securities lending program. Collateral is maintained over the life of the loan in an amount not less than 102% of the value of the loaned securities for domestic securities and 105% for foreign securities, as determined by the funds at the close of business each day. Any additional collateral required due to changes in the value of securities is delivered to the funds the next business day. Although the collateral mitigates risk, the funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The funds have the right under the securities lending agreement to recover the securities from the borrower on demand. The risks to the funds associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

The funds will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall purchase and deposit in the funds’ account securities of the same issuer, class, denomination, and with the same dividend and other economic benefits as, and equal in number to, the unreturned loaned securities to the extent that such securities are reasonably available on the open market. If the custodian is unable to purchase replacement securities, it will credit to the funds’ account an amount equal to the market value of the unreturned loaned securities.

The market value of the securities on loan and the value of the related collateral as December 31, 2007, were as follows:

Fund	Securities on Loan	Collateral	Collateralization %
Low Duration Bond	$652,472	$668,100	102%
Asset Allocation	19,964,207	20,791,600	104%
Equity Income	147,981,040	159,318,560	108%
Growth & Income	43,288,783	45,271,680	105%
Growth	129,294,690	134,521,203	104%
Aggressive Opportunities	306,325,637	321,587,851	105%
International	33,353,332	35,045,824	105%
Core Bond Index	56,788,389	58,009,352	102%
500 Stock Index	13,654,051	14,242,009	104%
Broad Market Index	41,964,741	43,900,827	105%
Mid/Small Company Index	49,539,482	51,895,159	105%
Overseas Equity Index	3,451,989	3,636,739	105%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

7.	Transactions with Affiliated Funds

At December 31, 2007 the Model Portfolio Funds and Milestone Funds held investments in a number of the underlying funds. The figures presented below represent the percentage of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth
Low Duration Bond	26.47%	27.38%	24.02%	—	—
Inflation Protected Securities	10.30%	14.57%	—	—	—
Equity Income	1.77%	3.70%	10.06%	12.38%	6.17%
Growth & Income	2.81%	4.80%	15.94%	19.62%	9.20%
Growth	—	1.37%	5.68%	7.42%	3.94%
Select Value	—	5.94%	27.16%	47.70%	19.20%
Aggressive Opportunities	—	1.52%	6.95%	12.22%	4.92%
Discovery	—	—	25.35%	43.25%	31.40%
International	1.35%	4.11%	15.32%	23.27%	10.54%
Diversified Assets	6.69%	12.90%	32.51%	36.96%	—
Core Bond Index Class I	4.58%	14.04%	31.10%	29.47%	—
Mid/Small Index Class I	—	—	—	—	—

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
Low Duration Bond	4.31%	4.10%	4.10%	1.55%	0.33%
Inflation Protected Securities	1.80%	1.93%	1.32%	—	—
Equity Income	0.38%	0.61%	1.54%	1.41%	1.13%
Growth & Income	0.59%	0.73%	1.38%	1.21%	1.02%
Growth	—	0.11%	0.41%	0.37%	0.31%
International	0.29%	0.52%	1.37%	1.28%	1.10%
Diversified Assets	1.17%	1.51%	2.97%	2.41%	1.80%
Core Bond Index Class I	0.68%	0.87%	2.56%	2.29%	1.40%
Mid/Small Index Class I	—	0.02%	8.90%	10.08%	9.51%

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040
Equity Income	0.87%	0.51%	0.49%
Growth & Income	0.80%	0.47%	0.45%
Growth	0.25%	0.16%	0.15%
International	0.88%	0.54%	0.53%
Diversified Assets	0.93%	0.15%	—
Core Bond Index Class I	0.87%	0.43%	0.37%
Mid/Small Index Class I	8.60%	5.86%	5.90%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

8.	Control Persons and Principal Holders of Securities

As of December 31, 2007, a majority of the voting shares of all funds, except the Money Market Fund, were held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds and by the VantageTrust, a group trust sponsored and maintained by the VantageTrust Company (“Trust Company”). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA, the funds’ adviser, and is therefore considered a “control” person of the funds for purposes of the 1940 Act. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC. As a control person of all the funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders.

Additionally, at December 31, 2007 the VantageTrust, an affiliated group trust held, directly or indirectly, the outstanding shares of the Company in the percentages shown below:

Fund	% Owned By the VantageTrust
Money Market	37.82%
Low Duration Bond	83.14%
Inflation Protected Securities	71.87%
Asset Allocation	97.39%
Equity Income	94.08%
Growth & Income	93.86%
Growth	97.81%
Select Value	95.15%
Aggressive Opportunities	96.84%
Discovery	95.29%
International Fund	95.14%
Diversified Assets	93.68%
Core Bond Index Class I	91.71%
Core Bond Index Class II	100.00%
500 Stock Index Class I	85.79%
500 Stock Index Class II	100.00%
Broad Market Index Class I	87.76%
Broad Market Index Class II	92.39%
Mid/ Small Co Index Class I	84.93%
Mid/ Small Co Index Class II	100.00%
Overseas Index Class I	81.65%
Overseas Index Class II	99.99%
Savings Oriented	87.62%
Conservative Growth	90.41%
Traditional Growth	94.64%
Long-Term Growth	96.36%
All-Equity Growth	94.33%
Milestone Retirement Income	78.67%
Milestone 2010	88.15%
Milestone 2015	90.60%
Milestone 2020	92.56%
Milestone 2025	90.34%
Milestone 2030	91.09%
Milestone 2035	87.92%
Milestone 2040	85.15%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

9.	Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statement of Operations. For the year ended December 31, 2007, the Funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$49,528
Growth & Income	52,110
Growth	419,300
Aggressive Opportunities	200,780
International	120,122

10.	Stock Split in the Low Duration Bond Fund (formerly the Short-Term Bond Fund)

On October 28, 2005, a “stock split” was processed in the Vantagepoint Low Duration Bond Fund. Specifically, there was a “10 for 1” split meaning that the shares outstanding were increased by a multiple of 10 and the NAV was divided by 10. Therefore, this action had no impact on the aggregate value of the shares outstanding. The record date (shareholders of record on this date were affected) was Thursday, October 27, 2005. The payable date (the date the stock split posted to shareholder accounts) was Friday, October 28, 2005. The ex-date (the date the NAV changed to reflect the split) was Friday, October 28, 2005. Share transactions, shares outstanding, NAVs, and per share ratios for prior years in the Statement of Changes in Net Assets and the Financial Highlights have been restated to reflect historical application of the “10 for 1” split in order to present these items on a basis comparable to the current year, as required by generally accepted accounting principles.

11.	Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Company’s financial statement disclosures.

Vantagepoint Funds
Additional Information (Unaudited)

A.	Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2007 qualified for the dividends received deduction as follows:

Asset Allocation	39.43%
Equity Income	100.00%
Growth & Income	59.43%
Growth	100.00%
Select Value	74.46%
Aggressive Opportunities	23.45%
Discovery	5.95%
500 Stock Index	99.81%
Broad Market Index	100.00%
Mid/Small Company Index	61.19%
Overseas Equity Index	0.01%
Model Portfolio Savings Oriented	7.87%
Model Portfolio Conservative Growth	11.12%
Model Portfolio Traditional Growth	17.77%
Model Portfolio Long-Term Growth	24.09%
Model Portfolio All-Equity Growth	48.42%
Milestone Retirement Income	12.77%
Milestone 2010	15.44%
Milestone 2015	23.12%
Milestone 2020	28.86%
Milestone 2025	34.95%
Milestone 2030	40.83%
Milestone 2035	45.97%
Milestone 2040	48.11%

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2007:

Long Term Capital Gain Dividend
Asset Allocation	$5,239,255
Equity Income	59,852,485
Growth & Income	121,152,754
Aggressive Opportunities	165,768,166
Discovery	794,758
International	132,659,285
Mid/Small Company Index	11,898,037
Overseas Equity Index	220,210
Model Portfolio Savings Oriented	5,981,350
Model Portfolio Conservative Growth	14,696,980
Model Portfolio Traditional Growth	71,985,890
Model Portfolio Long-Term Growth	103,061,552
Model Portfolio All-Equity Growth	61,259,144
Milestone Retirement Income	988,751
Milestone 2010	3,405,892
Milestone 2015	7,327,763
Milestone 2020	5,915,709
Milestone 2025	4,911,474
Milestone 2030	3,055,275
Milestone 2035	1,939,534
Milestone 2040	1,393,935

B.	Foreign Taxes Paid

For the year ended December 31, 2007, dividends from foreign countries were $25,127,540 and $6,577,646 for the International and the Overseas Equity Index Funds, respectively. Taxes paid to foreign countries that qualify for the foreign tax credit were $2,100,997 and $451,605 for the International and the Overseas Equity Index Funds, respectively.

All Vantagepoint Funds treat any foreign taxes paid as a reduction of net investment company taxable income by these amounts.

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2007 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Other U.S. Government Agency
Low Duration Bond	12.69%	0.00%	4.10%	0.75%	3.08%	0.02%
Inflation Protected Securities	85.28%	0.00%	4.15%	2.85%	4.37%	0.15%
Asset Allocation	0.72%	0.00%	0.41%	4.37%	0.00%	0.00%
Equity Income	0.00%	0.00%	0.01%	0.01%	0.00%	0.00%
Aggressive Opportunities	0.08%	0.00%	0.00%	0.01%	0.00%	0.00%
Discovery	36.49%	0.00%	5.01%	0.00%	9.71%	0.00%
Diversified Assets	10.91%	0.00%	8.88%	8.91%	8.36%	1.32%
Core Bond Index	21.13%	3.28%	23.15%	2.68%	17.13%	0.00%
500 Stock Index	0.17%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.18%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.31%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.49%	0.00%	0.00%	0.00%	0.00%	0.00%

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the funds through December 31, 2007 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Asset Allocation	40.17%
Equity Income	94.94%
Growth & Income	70.68%
Growth	100.00%
Select Value	81.34%
Aggressive Opportunities	29.59%
Discovery	12.41%
International	95.43%
500 Stock Index	99.81%
Broad Market Index	98.21%
Mid/Small Company Index	45.40%
Overseas Equity Index	74.24%
Model Portfolio Savings Oriented	11.13%
Model Portfolio Conservative Growth	17.12%
Model Portfolio Traditional Growth	28.88%
Model Portfolio Long-Term Growth	41.54%
Model Portfolio All-Equity Growth	81.87%
Milestone Retirement Income	17.43%
Milestone 2010	22.05%
Milestone 2015	32.62%
Milestone 2020	35.70%
Milestone 2025	46.70%
Milestone 2030	40.60%
Milestone 2035	49.63%
Milestone 2040	40.53%

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

E.	Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (60)	Director, Audit Committee Member and Chair, Investment Committee and Nominating Committee Member	Term expires October 2011 Director since November 1998
Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007 to Present) Secretary to Senate Finance Committee/Minority, State of New York Legislature (January 2007–August 2007); Retired (October 2005–January 2007); Deputy Chief Financial Officer and Treasurer—District of Columbia (2001–2005); Deputy Executive Director & Chief Financial Officer—Pension Benefit Guaranty Corp. (1993–2001)
N/A
Donna K. Gilding (68)	Director, Investment Committee Member and Chair, and Nominating Committee Member	Term expires October 2011 Director since November 1998
Chief Investment Officer—Lowenhaupt Global Advisors, LLC (Sept. 2006–Present); Chief Investment Officer—Lowenhaupt & Chasnoff (2005–Sept. 2006) (wealth management law firm); Chief Investment Officer—Progress Investment Management Company (2001–2005); Chief Investment Officer—New York City Comptroller’s Office (1993–2001)
N/A
Arthur R. Lynch (53)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2011 Director since November 1998	Deputy City Manager—City of Glendale, Arizona (2005-present); Chief Financial Officer—City of Glendale, Arizona (1985–2005)	N/A
Timothy M. O’Brien (58)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2009 Director since September 2005	Independent Consultant (pension consulting) (2003–present); Chief Executive Officer—American Humane Association (1999–2003)	N/A
Robert A. Rudell (59)	Director, Investment Committee Member and Nominating Committee Member	Term expires October 2009 Director since March 2007
Director—Medtox Scientific, Inc. (medical device/clinical lab) (2002–present); Director/Chairman—Search Institute (non-profit) (2002–present); Trustee—Optimum Fund Trust (registered investment company) (2003–present) Director—Bloodhound Investment Research, Inc. (portfolio construction software) (2003–present); Director/Chairman—Diverse Emerging Music Organization (non-profit) (2004–present); Director/Independent Chair—Heartland Funds (registered investment company (2005–present); Director—American Investors Bank & Mortgage (bank) (2005–present); Chief Operating Officer—Zurich Scudder Investments (financial services) (2001– 2002)
Director—Medtox Scientific, Inc.; Trustee—Optimum Fund Trust (6 portfolios); Director/Independent Chair—Heartland Funds (3 portfolios)
Robin L. Wiessmann (54)	Director and Investment Committee Member	Term expires October 2009 Director since November 1998
State Treasurer—Commonwealth of Pennsylvania (April 2007–present); Director—Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (2006– April 2007); Consultant—Brown Wiessmann Group (financial services consulting) (2002–2006)
Director—ICMA Retirement Corporation from January 1994– December 2001.

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Joan McCallen (55)**	President and Principal Executive Officer	Since September 2003
Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC; ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); Director and President, VantageTrust Company (2003–present); Executive Vice President and Chief Operations Officer—ICMA Retirement Corporation (1997–2003)
N/A
Bruce James Rohrbacher (55)**	Vice President and Chief Compliance Officer	Since September 2004
Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004–present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004 to present); Director of Compliance and Internal Audit—Frank Russell Company (financial services) (1996–2004)
N/A
Gerard P. Maus (56)**	Treasurer and Principal Financial Officer	Since December 2004
Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Treasurer—Vantagepoint Investment Advisers, LLC (2004–present); Manager and Treasurer— Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2004–present); Chief Financial Officer and Chief Administrative Officer—SoundView Technology Group (2002–2004); Chief Financial Officer, Treasurer, Director, Member—SoundView Technology Group Internal Companies (2002–2004)
N/A
Angela Montez (40) **	Secretary	Since December 2006
Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present) Corporate Counsel—ICMA Retirement Corporation (2000–2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007)
N/A

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, D.C. 20002.

**	Mses. McCallen and Montez and Messrs. Rohrbacher and Maus are considered to be “interested persons” of the Company, as that term is defined under the 1940 Act due to their positions as officers of VIA and ICMA-RC Services, the distributor of the Funds, and ICMA-RC, the parent company of VIA and ICMA-RC Services.

Aggregate compensation that was paid to the directors during the year ended December 31, 2007 totaled $107,457. Executive officers do not receive any compensation from the Company, except the Company pays a portion of the cash compensation of the Chief Compliance Officer of the Company. The amount paid by the Company during the year ended December 31, 2007 totaled $229,311.

The Statement of Additional Information includes additional information about the Board and is available, without charge, upon request, by calling 1-800-669-7400 and on the Company’s website at www.icmarc.org

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F.	Directors’ Consideration of Investments Advisory and Subadvisory Agreements

Vantagepoint Discovery Fund

The following relates to the approval of the initial investment advisory and subadvisory agreements for the Vantagepoint Discovery Fund by the Board of Directors of The Vantagepoint Funds on December 8, 2006. The Vantagepoint Discovery Fund, however, did not commence operations until October 30, 2007.

At a meeting held on December 8, 2006 (“December Meeting”), the Board of Directors (“Directors” or “Board”) of The Vantagepoint Funds (“Company”), including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Directors”), initially approved (1) the Second Master Investment Advisory Agreement (“Master Agreement”) between the Company and Vantagepoint Investment Advisers, LLC (“Adviser”) for the Vantagepoint Discovery Fund, a new series of the Company (“Discovery Fund”), and (2) separate Investment Subadvisory Agreements (each a “Discovery Subadvisory Agreement”) with Wellington Management Company, LLP (“Wellington”) and Payden & Rygel (“Payden”) (each a “subadviser”) for the Discovery Fund. Before approving the Master Agreement and each Discovery Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, the Adviser.

In considering the Master Agreement for the Discovery Fund and each Discovery Subadvisory Agreement, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

With respect to the Board’s initial approval of the Master Agreement between the Company and the Adviser for the Discovery Fund, the Directors received written information in advance of the December Meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by the Adviser; (2) the adequacy of the compliance program that is in place relating to the Discovery Fund; (3) the level of investment advisory fees to be charged by the Adviser and the fees charged by the Adviser to the other series of the Company where subadvisers are employed to manage the assets of the series directly (“actively managed funds”); (4) the Adviser’s experience as investment adviser to the other series of the Company and with respect to the investment strategies to be employed by the Discovery Fund; (5) the Discovery Fund’s expected overall investment advisory fee and total expense ratio compared to a group of investment companies categorized by Morningstar, Inc. (“Morningstar”) as small cap blend funds (“Discovery peer group”); and (6) the expected costs of the services to be provided and net margins (“profit margin”) to be realized by the Adviser and its affiliates from its relationship with the Discovery Fund.

In determining to approve the Master Agreement with the Adviser for the Discovery Fund, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, Adviser personnel and the Chief Compliance Officer of the Company (“CCO”) at the December Meeting, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Master Agreement with the Adviser.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by the Adviser to the Discovery Fund under the Master Agreement, the Directors considered the specific investment services to be provided by the Adviser, including the subadviser selection and fee negotiation process, the process by which the Adviser evaluates and monitors subadvisers and the cash management services to be provided to the Discovery Fund. They also considered the experience of the Adviser’s investment management staff with regard to managing the other actively managed funds and the investment strategy to be employed by, and the adequacy of the compliance program for, the Discovery Fund. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by the Adviser were appropriate for the Discovery Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Master Agreement with the Adviser.

Investment Performance.  At the time of the Board’s consideration of the Master Agreement, the Discovery Fund had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding the Discovery Fund’s actual performance.

Advisory Fee, Expense Ratio and Economies of Scale.  The Directors considered a comparison of the fee to be paid to the Adviser by the Discovery Fund with the fee the Adviser charges to the existing actively managed funds. The proposed

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fee schedule for the Discovery Fund is the same as the fee schedule for the actively managed funds; and the type of services the Adviser would provide to the Discovery Fund is comparable to the services provided to the actively managed funds. The Directors also considered comparative data provided by the Adviser on the total advisory fees and the total expense ratios of the Discovery peer group. The information provided by the Adviser showed that the proposed total investment advisory and subadvisory fee rate for, and the expected expense ratio of, the Discovery Fund for the 2007 fiscal year would be below the average and median investment advisory fee and expense ratio of the Discovery peer group. The foregoing comparisons assisted the Directors in considering the Master Agreement by providing them with a basis for evaluating the investment advisory fee to be paid to the Adviser and the Discovery Fund’s expected overall investment advisory fee (which includes the proposed subadvisory fees) and total expense ratio on a relative basis. Based on this information, the Directors concluded that the overall investment advisory fee appeared to be within a reasonable range for the services to be provided.

With respect to the expected costs and profit margins to be realized by the Adviser (and its affiliates) from its relationship with the Discovery Fund, the Directors considered the information provided by the Adviser, which stated that, based on current asset projections, the Adviser and its affiliates do not anticipate a positive profit margin relating to the Discovery Fund for the foreseeable future. Based on this information, the Directors concluded that the Adviser may not realize economies of scale with regard to the Discovery Fund over the short-term and that the proposed fee structure is appropriate at this time.

Other Considerations.  The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to the Adviser due to its relationship with the Discovery Fund and that the Adviser does not expect any significant “fall-out” benefits by virtue of its relationship with the Discovery Fund.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Master Agreement with the Adviser is the best interest of the Discovery Fund and its shareholders, and approved the Master Agreement with, and the fee to be paid to, the Adviser.

With respect to the Board’s consideration of the respective Discovery Subadvisory Agreements with Wellington and Payden for the Discovery Fund, the Directors received written information in advance of the December Meeting from the Adviser, which included: (1) the process by which the Adviser selected and recommended for Board approval Wellington and Payden as subadvisers of the Discovery Fund; (2) the nature, extent and quality of the services that Wellington and Payden each would provide to the Discovery Fund; (3) each subadviser’s experience, reputation, investment management business, personnel and operations; (4) each subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the Discovery Fund by Wellington and Payden and a comparison of those fees to the (a) standard separate account fee schedule charged by each of Wellington and Payden for managing accounts with an investment mandate that is similar to the investment mandate that each subadviser is to employ for the Discovery Fund; and (b) fees charged by a group of active separate account investment managers utilizing an investment mandate that is similar to the investment mandate that each of Wellington and Payden are to employ for the Discovery Fund; (6) Wellington’s and Payden’s compliance programs; (7) Wellington’s and Payden’s historical performance returns utilizing a small cap blend strategy and enhanced equity index strategy, respectively, and such performance compared to a relevant benchmark; (8) the Discovery Fund’s expected overall investment advisory fee and total expense ratio as compared to the Discovery peer group; and (9) each subadviser’s financial condition.

In determining whether to approve each Discovery Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, personnel of the Adviser, Wellington and Payden at the December Meeting, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Discovery Subadvisory Agreements with Wellington and Payden.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by Wellington and Payden under their respective Discovery Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Wellington and Payden in managing the assets of the Discovery Fund to be allocated to them; the qualifications of Wellington’s and Payden’s respective investment management teams with regard to implementing their respective mandates; each subadviser’s performance record as compared to a relevant benchmark; each subadviser’s infrastructure and whether it appears to adequately support a small cap blend strategy,

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with respect to Wellington, and an enhanced equity index strategy, with respect to Payden; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Wellington and Payden to the Discovery Fund. The Directors acknowledged that Wellington and Payden each has a successful performance record as a small cap blend manager and as an enhanced equity index manager, respectively, and each has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing a small cap blend strategy, with respect to Wellington, and an enhanced equity index strategy, with respect to Payden, for the Discovery Fund.

The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Wellington and Payden were appropriate for the Discovery Fund in light of its investment objective and strategies, and, thus, supported a decision to approve each Discovery Subadvisory Agreement.

Investment Performance.  The Directors evaluated Wellington’s and Payden’s historical investment performance record in managing their clients’ assets utilizing a small cap blend strategy, with respect to Wellington, and an enhanced equity index strategy, with respect to Payden, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of Wellington and Payden supported approval of each Discovery Subadvisory Agreement with Wellington and Payden, respectively.

Subadvisory Fees and Economies of Scale.  In evaluating each proposed subadvisory fee, the Directors reviewed Wellington’s and Payden’s subadvisory fee schedules. The Directors considered comparisons of the subadvisory fees to be charged by Wellington and Payden to the Discovery Fund with each subadviser’s standard fee schedule for managing accounts with an investment mandate similar to the mandate that the subadviser is to employ on behalf of the Discovery Fund. The Directors also considered that, according to the information provided: (i) except for one other account with assets in excess of the amount of assets expected to be allocated initially to Wellington, the proposed fee schedule for Wellington reflected the lowest fee rate currently charged by Wellington to other U.S. registered investment companies for which the subadviser provides advisory services utilizing a similar mandate; and (ii) the proposed fee schedule for Payden reflects the lowest fee rate currently charged by Payden to other accounts for which the subadviser provides advisory services utilizing a similar mandate. Additionally, the nature of the subadvisory services each subadviser is to provide to the Discovery Fund appeared to be comparable to those each subadviser provides to such other clients. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets expected to be allocated initially to Wellington and Payden by a group of U.S. separate account investment managers that employ a similar investment mandate to the investment mandate each proposed subadviser is to employ for the Discovery Fund. According to the information provided, the effective fee rate to be paid by the Discovery Fund to Wellington would be below the median fee charged by such small cap managers and the effective fee rate to be paid by the Discovery Fund to Payden would be below the median fee charged by such enhanced equity index managers.

Referring to the Discovery peer group data provided by the Adviser, the Directors also noted that, if Wellington and Payden each served as a subadviser to the Discovery Fund at the proposed subadvisory fee rates and the expected initial asset allocation levels: (i) the expected total investment advisory fee for the Discovery Fund would be lower than the average and median investment advisory fee of the Discovery peer group; and (ii) the Discovery Fund’s expected total expense ratio would be below the average and median expense ratio of the Discovery peer group.

The foregoing comparisons assisted the Directors in considering each Discovery Subadvisory Agreement by providing them with a basis for evaluating each subadviser’s fee schedule, including in light of the Discovery Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the proposed subadvisory fee to be charged by each subadviser appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Payden regarding the expected profits to be realized from the subadviser’s relationship with the Discovery Fund; such information was not available with respect to Wellington. In reviewing the extent to which economies of scale may be realized by Wellington and Payden as the assets of the Discovery Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that each of Wellington’s and Payden’s proposed fee schedule includes breakpoints, which indicates that the proposed subadvisory fee rates are intended to capture certain anticipated economies of scale for the benefit of the Discovery Fund’s shareholders in connection with the services to be provided as the assets to be managed by each

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subadviser grow. The Directors concluded that the proposed fee schedules with respect to each subadviser are appropriate at this time.

Other Considerations.  The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend Wellington and Payden as subadvisers to the Discovery Fund to implement the Discovery Fund’s investment objective and strategies and also considered the Adviser’s conclusion that the fees to be paid to each of Wellington and Payden for their respective services to the Discovery Fund are reasonable and appropriate in light of the nature and quality of the services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of each Discovery Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Wellington and Payden due to each subadviser’s relationship with the Discovery Fund. The Directors considered that Wellington may direct the Discovery Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Discovery Fund’s requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to Wellington by virtue of its relationship with the Discovery Fund were reasonable. The Directors considered that Payden does not expect any “fall-out” benefits by virtue of its relationship to the Discovery Fund.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Discovery Subadvisory Agreement is in the best interests of the Discovery Fund and its shareholders, and approved the Discovery Subadvisory Agreement with, and the fee to be paid to, each of Wellington and Payden.

Vantagepoint Inflation Protected Securities Fund

At a meeting held on September 7, 2007 (“September Meeting”), the Board of the Company, including a majority of the Independent Directors, initially approved the Investment Subadvisory Agreement (“BlackRock Subadvisory Agreement”) with BlackRock Financial Management, Inc. (“BlackRock”) for the Vantagepoint Inflation Protected Securities Fund (“IPS Fund”). Before approving the BlackRock Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, the Adviser.

In considering the BlackRock Subadvisory Agreement, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

With respect to the Board’s consideration of the BlackRock Subadvisory Agreement for the IPS Fund, the Board received written information in advance of the September Meeting from the Adviser, which included: (1) the Adviser’s rationale for recommending the addition of BlackRock as a subadviser to the IPS Fund; (2) the process by which the Adviser selected and recommended for Board approval BlackRock as a subadviser of the IPS Fund to implement the IPS Fund’s inflation protected securities strategy; (3) the nature, extent and quality of the services that BlackRock would provide to the IPS Fund; (4) BlackRock’s experience, reputation, investment management business, personnel and operations; (5) BlackRock’s brokerage and trading policies and practices; (6) the level of subadvisory fees to be charged to the IPS Fund by BlackRock and a comparison of those fees to the: (a) fees charged by BlackRock to manage other inflation protected securities accounts; and (b) fees charged by a group of active investment managers utilizing an inflation protected securities mandate; (7) BlackRock’s compliance program; (8) BlackRock’s historical performance returns utilizing an inflation protected securities mandate, and such performance compared to a relevant benchmark and peer group; (9) the IPS Fund’s expected overall investment advisory fee and total expense ratio, taking into account the addition of BlackRock as a subadviser, as compared to a group of inflation protected bond mutual funds; and (10) BlackRock’s financial condition.

In determining whether to approve the BlackRock Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentation made by, and discussions held with, personnel of the Adviser and BlackRock at a previous Investment Committee Meeting and the September Meeting, as applicable, as well

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as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the BlackRock Subadvisory Agreement.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by BlackRock under the BlackRock Subadvisory Agreement, the Directors considered the specific investment process to be employed by BlackRock in managing the assets of the IPS Fund to be allocated to it; the qualifications of BlackRock’s investment management team with regard to implementing an inflation protected securities mandate; BlackRock’s performance record as compared to a relevant benchmark and peer group; BlackRock’s infrastructure and whether it appeared to adequately support an inflation protected securities strategy; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by BlackRock to the IPS Fund. The Directors acknowledged that BlackRock had a successful performance record as an inflation protected securities manager and an experienced portfolio management team, and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing an inflation protected securities mandate for the IPS Fund.

The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by BlackRock were appropriate for the IPS Fund in light of its investment strategy and, thus, supported a decision to approve the BlackRock Subadvisory Agreement.

Investment Performance.  The Directors evaluated BlackRock’s historical investment performance record in managing its clients’ assets utilizing an inflation protected securities mandate, and considered the performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Board considered that BlackRock’s overall historical performance was favorable and concluded that it supported approval of the BlackRock Subadvisory Agreement.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale.  In evaluating the proposed subadvisory fee, the Directors reviewed BlackRock’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fee to be charged by BlackRock to the IPS Fund with its fee schedules for managing other accounts with an investment mandate similar to the mandate it is to employ on behalf of the IPS Fund. The Directors also considered that, according to the information provided by the Adviser, the proposed fee schedule for BlackRock reflected the lowest fee rate currently charged by the subadviser to other accounts for which the subadviser provides advisory services utilizing a similar mandate and taking into account the amount of the IPS Fund’s assets to be allocated to BlackRock. Additionally, the nature of the subadvisory services BlackRock is to provide to the IPS Fund appeared to be comparable to those BlackRock provides to such other advisory clients.

The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to BlackRock by a group of investment managers that employ an investment mandate similar to the investment mandate that BlackRock is to employ for the IPS Fund. According to the information provided, the effective fee rate to be paid by the IPS Fund to BlackRock at the asset level to be allocated to BlackRock initially would be below the median fee charged by such managers.

The Directors considered that there would be a reduction in overall subadvisory fees associated with the appointment of BlackRock. Referring to data provided by the Adviser and compiled by Morningstar, an independent provider of investment company data, the Directors also noted that the expected total investment advisory fee for the IPS Fund, taking into account the proposed subadviser change, was lower than the median investment advisory fee of a group of investment companies categorized as inflation protected bond funds. The Directors also considered information provided by the Adviser and compiled by Morningstar on the total expense ratios of a group of investment companies categorized as inflation protected bond funds, which showed that, if BlackRock served as a subadviser to the IPS Fund at the proposed subadvisory fee rate and initial asset allocation level, the IPS Fund’s expected total expense ratio would be below the median expense ratio of such funds.

The foregoing comparisons assisted the Directors in considering the BlackRock Subadvisory Agreement by providing them with a basis for evaluating BlackRock’s fees, including in light of the IPS Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that BlackRock’s subadvisory fees appeared to be within a reasonable range for the services to be provided.

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The Directors considered that BlackRock was not able to provide estimated profits to be realized from its proposed relationship with the IPS Fund at this time. In reviewing the extent to which economies of scale may be realized by BlackRock as the assets of the IPS Fund to be managed by BlackRock grow, and whether the proposed fee levels reflect these economies, the Directors considered that BlackRock’s proposed fee schedule includes breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the IPS Fund’s shareholders in connection with the services to be provided as the assets to be managed by BlackRock grow. The Directors concluded that the proposed fee schedule was appropriate at the time.

Other Considerations.  The Directors considered the Adviser’s judgment that the addition of BlackRock as a subadviser to the IPS Fund would complement the investment approach of the IPS Fund’s existing subadviser, Pacific Investment Management Company, and should give the IPS Fund a favorable risk/return profile resulting in more consistent expected returns, increase portfolio diversification and reduce overall portfolio risk. The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend BlackRock as a subadviser to the IPS Fund and also considered the Adviser’s conclusion that the fees to be paid to BlackRock for its services to the IPS Fund are reasonable and appropriate in light of the nature and quality of the services to be provided by BlackRock and the reasons supporting that conclusion. The Directors also considered information from the Adviser concerning its strategy to efficiently implement the subadviser transition. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of the BlackRock Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to BlackRock due to its relationship with the IPS Fund and noted that the proposed subadviser reported that it was not aware of any “fall-out” benefits by virtue of its relationship with the IPS Fund.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the BlackRock Subadvisory Agreement is in the best interests of the IPS Fund and its shareholders, and approved the BlackRock Subadvisory Agreement with, and the fee to be paid to, BlackRock.

Vantagepoint Select Value Fund

At the September Meeting, the Board of the Company, including a majority of the Independent Directors, initially approved (1) the Master Agreement between the Company and the Adviser for the Vantagepoint Select Value Fund, a new series of the Company (“Select Value Fund”), and (2) separate Investment Subadvisory Agreements (each a “Select Value Subadvisory Agreement”) with WEDGE Capital Management LLP (“WEDGE”), Systematic Financial Management, L.P. (“Systematic”) and Goldman Sachs Asset Management, L.P. (“GSAM”) (each a “subadviser”) for the Select Value Fund. Before approving the Master Agreement and each Select Value Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, the Adviser.

In considering the Master Agreement for the Select Value Fund and each Select Value Subadvisory Agreement, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

With respect to the Board’s initial approval of the Master Agreement between the Company and the Adviser for the Select Value Fund, the Directors received written information in advance of the September Meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by the Adviser; (2) the adequacy of the compliance program that is in place relating to the Select Value Fund; (3) the level of investment advisory fees to be charged by the Adviser and the fees charged by the Adviser to the other series of the Company where subadvisers are employed to manage the assets of the series directly (“actively managed funds”); (4) the Adviser’s experience as investment adviser to the other series of the Company and with respect to the investment strategies to be employed by the Select Value Fund; (5) the Select Value Fund’s expected overall investment advisory fee and total expense ratio compared to a group of investment companies categorized by Morningstar as mid-cap value funds (“Select Value peer group”); and (6) the expected costs of the services to be provided and net margin (“profit margin”) to be realized by the Adviser and its affiliates from its relationship with the Select Value Fund.

In determining to approve the Master Agreement with the Adviser for the Select Value Fund, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with,

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Adviser personnel and the Company’s CCO at previous Investment Committee and Board meetings and at the September Meeting, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Master Agreement with the Adviser.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by the Adviser to the Select Value Fund under the Master Agreement, the Directors considered the specific investment services to be provided by the Adviser, including the subadviser selection and fee negotiation process, the process by which the Adviser evaluates and monitors subadvisers and the cash management services to be provided to the Select Value Fund. They also considered the experience of the Adviser’s investment management staff with regard to managing the other actively managed funds and the investment strategy to be employed by, and the adequacy of the compliance program for, the Select Value Fund. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by the Adviser were appropriate for the Select Value Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Master Agreement with the Adviser.

Investment Performance.  At the time of the Board’s consideration of the Master Agreement, the Select Value Fund had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding the Select Value Fund’s actual performance.

Advisory Fee, Expense Ratio and Economies of Scale.  The Directors considered a comparison of the fee to be paid to the Adviser by the Select Value Fund with the fee the Adviser charges to the existing actively managed funds. The proposed fee schedule for the Select Value Fund is the same as the fee schedule for the actively managed funds; and the type of services the Adviser would provide to the Select Value Fund is comparable to the services provided to the actively managed funds. The Directors also considered comparative data provided by the Adviser on the total advisory fees and the total expense ratios of the Select Value peer group. The information provided by the Adviser showed that, for the Select Value Fund’s current (2007) fiscal year, the proposed total investment advisory and subadvisory fee rate for the Select Value Fund is expected to be below the average and median investment advisory fee of the Select Value peer group and the expected expense ratio for the Select Value Fund is expected to be below the average and median expense ratio of the Select Value peer group. The foregoing comparisons assisted the Directors in considering the Master Agreement by providing them with a basis for evaluating the investment advisory fee to be paid to the Adviser and the Select Value Fund’s expected overall investment advisory fee (which includes the proposed subadvisory fees) and total expense ratio on a relative basis. Based on this information, the Directors concluded that the overall investment advisory fee appeared to be within a reasonable range for the services to be provided.

With respect to the expected costs and profit margins to be realized by the Adviser (and its affiliates) from its relationship with the Select Value Fund, the Directors considered information from the Adviser indicating that the Adviser and its affiliates do not anticipate a positive profit margin relating to the Select Value Fund in the foreseeable future. Based on this information, the Directors concluded that the Adviser may not realize economies of scale with regard to the Select Value Fund over the short-term and that the proposed fee structure is appropriate at this time.

Other Considerations.  The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to the Adviser due to its relationship with the Select Value Fund, such as increased exposure to each proposed subadviser’s investment research and management resources.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Master Agreement with the Adviser is the best interest of the Select Value Fund and its shareholders, and approved the Master Agreement with, and the fee to be paid to, the Adviser.

With respect to the Board’s consideration of the respective Select Value Subadvisory Agreements with Wedge, Systematic and GSAM for the Select Value Fund, the Directors received written information in advance of the September Meeting from the Adviser, which included: (1) the process by which the Adviser selected and recommended for Board approval WEDGE, Systematic and GSAM as subadvisers of the Select Value Fund; (2) the nature, extent and quality of the services that each subadviser would provide to the Select Value Fund; (3) each subadviser’s experience, reputation, investment management business, personnel and operations; (4) each subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the Select Value Fund by each subadviser and a comparison of those fees

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

to the (a) standard fee schedule charged by each subadviser for managing accounts with an investment mandate that is similar to the investment mandate that each subadviser is to employ for the Select Value Fund; and (b) fees charged by a group of active U.S. separate account investment managers utilizing an investment mandate that is similar to the investment mandate that each subadviser is to employ for the Select Value Fund; (6) each subadviser’s compliance program; (7) performance information for each subadviser and such performance compared to relevant performance measures; (8) the Select Value Fund’s expected overall investment advisory fee and total expense ratio as compared to the Select Value peer group; and (9) each subadviser’s financial condition.

In determining whether to approve each Select Value Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, personnel of the Adviser and each subadviser at prior Investment Committee and Board meetings and at the September Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve each Select Value Subadvisory Agreement.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by each subadviser under its respective Select Value Subadvisory Agreement, the Directors considered the specific investment process to be employed by each subadviser in managing the assets of the Select Value Fund to be allocated to it; the qualifications of each subadviser’s respective investment management team with regard to implementing its respective mandate; performance information for each subadviser as compared to relevant performance measures; each subadviser’s infrastructure and whether it appears to adequately support the strategy it is to employ for the Select Value Fund; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each subadviser to the Select Value Fund. The Directors also considered that the performance information provided for each subadviser was favorable with respect to the strategy it is to employ for the Select Value Fund, and each has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing the particular strategy that it is to employ for the Select Value Fund.

The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each subadviser were appropriate for the Select Value Fund in light of its investment objective and strategies, and, thus, supported a decision to approve each Select Value Subadvisory Agreement.

Investment Performance.  The Directors evaluated the investment performance information provided by the Adviser for each subadviser, and considered this performance information versus a relevant benchmark and a group of U.S. separate account investment managers that employ a mid-cap value mandate (based on information provided by an independent third party source). The Directors concluded that the performance information provided supported approval of each Select Value Subadvisory Agreement.

Subadvisory Fees and Economies of Scale.  In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedule for each subadviser. The Directors considered comparisons of the subadvisory fees to be charged by each subadviser to the Select Value Fund with each subadviser’s standard fee schedule for managing accounts with an investment mandate similar to the mandate that the subadviser is to employ on behalf of the Select Value Fund. The Directors also considered that, according to the information provided, the proposed fee schedule for each subadviser reflected the lowest fee rate currently charged by the subadviser to other accounts of similar size and for which the subadviser provides advisory services utilizing an investment mandate similar to the mandate the subadviser is to employ for the Select Value Fund (“like accounts”). The Directors further considered the Adviser’s representation that it negotiated the lowest subadvisory fee schedule available with each subadviser for like accounts. Additionally, the nature of the subadvisory services each subadviser is to provide to the Select Value Fund appeared to be comparable to those each subadviser provides to like accounts. The Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to actively managed accounts with assets comparable to the amount of assets expected to be allocated initially to each subadviser by a group of U.S. separate account investment managers that employ a mid-cap value mandate. According to the information provided, the effective fee rate to be paid by the Select Value Fund to each subadviser would be below the median fee charged by such mid-cap value managers.

Referring to the Select Value peer group data provided by the Adviser, the Directors also noted that, if WEDGE, Systematic and GSAM each served as a subadviser to the Select Value Fund at the proposed subadvisory fee rates and the expected initial asset allocation levels: (i) the expected total investment advisory fee for the Select Value Fund would

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

be lower than the average and median investment advisory fee of the Select Value peer group; and (ii) the Select Value Fund’s expected total expense ratio would be below the average and median expense ratio of the Select Value peer group.

The foregoing comparisons assisted the Directors in considering each Select Value Subadvisory Agreement by providing them with a basis for evaluating each subadviser’s fee schedule, including in light of the Select Value Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the proposed subadvisory fee to be charged by each subadviser appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by each of WEDGE and Systematic regarding the expected profits to be realized from the subadviser’s relationship with the Select Value Fund; such information was not available with respect to GSAM. In reviewing the extent to which economies of scale may be realized by the subadvisers as the assets of the Select Value Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered (i) that each Select Value Subadvisory Agreement was the product of arms length negotiations; and (ii) the Adviser’s assessment that each subadvisory fee schedule reflects the lowest available fee schedule from the respective subadviser for like accounts. The Directors also considered that each subadviser’s proposed fee schedule includes breakpoints, which indicates that the proposed subadvisory fee rates are intended to capture certain anticipated economies of scale for the benefit of the Select Value Fund’s shareholders in connection with the services to be provided as the assets to be managed by each subadviser grow. The Directors concluded that the proposed fee schedules with respect to each subadviser are appropriate at this time.

Other Considerations.  The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend WEDGE, Systematic and GSAM as subadvisers to the Select Value Fund to implement the Select Value Fund’s investment objective and strategies and also considered the Adviser’s conclusion that the fees to be paid to each subadviser are reasonable and appropriate in light of the nature and quality of the services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of each Select Value Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to WEDGE, Systematic and GSAM due to each subadviser’s relationship with the Select Value Fund. The Directors considered that each subadviser may direct the Select Value Fund’s brokerage transactions to certain brokers to obtain research and other services. The Directors also considered that the Adviser noted that GSAM may direct the Select Value Fund’s brokerage transactions to affiliated brokers. However, the Directors noted that all subadvisers are required to select brokers who meet the Select Value Fund’s requirements for seeking best execution, and that the Adviser monitors and evaluates the subadvisers’ trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors also considered that both Systematic and WEDGE noted that each may receive indirect benefits from its relationship with the Select Value Fund relating to the addition of the Fund to its client base. The Directors concluded that the potential benefits accruing to each subadviser by virtue of its relationship with the Select Value Fund were reasonable.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Select Value Subadvisory Agreement is in the best interests of the Select Value Fund and its shareholders, and approved the Select Value Subadvisory Agreement with, and the fee to be paid to, each of WEDGE, Systematic and GSAM.

Vantagepoint Diversified Assets Fund

At a meeting held on October 19, 2007 (“October Meeting”), the Board of the Company, including a majority of the Independent Directors, initially approved (1) the Master Agreement between the Company and the Adviser for the Vantagepoint Diversified Assets Fund, a new series of the Company (“Diversified Assets Fund”), and (2) separate Investment Subadvisory Agreements (each a “Diversified Assets Subadvisory Agreement”) with Analytic Investors, Inc. (“Analytic”), Drake Capital Management, LLC (“Drake”), Mellon Capital Management Corporation (“Mellon”) and Payden (each a “subadviser”) for the Diversified Assets Fund. Before approving the Master Agreement and each Diversified Assets Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, the Adviser.

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

In considering the Master Agreement for the Diversified Assets Fund and each Diversified Assets Subadvisory Agreement, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

With respect to the Board’s initial approval of the Master Agreement between the Company and the Adviser for the Diversified Assets Fund, the Directors received written information in advance of the October Meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by the Adviser; (2) the adequacy of the compliance program that is in place relating to the Diversified Assets Fund; (3) the level of investment advisory fees to be charged by the Adviser and the fees charged by the Adviser to the other series of the Company where subadvisers are employed to manage the assets of the series directly (“actively managed funds”); (4) the Adviser’s experience as investment adviser to the other series of the Company and with respect to the investment strategies to be employed by the Diversified Assets Fund; (5) the Diversified Assets Fund’s expected overall investment advisory fee and total expense ratio compared to a group of investment companies categorized by Morningstar as long-short funds (“Diversified Assets peer group”); and (6) the expected costs of the services to be provided and net margin (“profit margin”) to be realized by the Adviser and its affiliates from its relationship with the Diversified Assets Fund.

In determining to approve the Master Agreement with the Adviser for the Diversified Assets Fund, the Directors considered the information received in advance of the October Meeting, the presentations made by, and discussions held with, Adviser personnel and the Company’s CCO at previous Investment Committee and Board meetings and at the October Meeting, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Master Agreement with the Adviser.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by the Adviser to the Diversified Assets Fund, the Directors considered the specific investment services to be provided by the Adviser, including the subadviser selection and fee negotiation process, the process by which the Adviser evaluates and monitors subadvisers and the cash management services to be provided to the Diversified Assets Fund. They also considered the experience of the Adviser’s investment management staff with regard to managing the other actively managed funds and the investment strategy to be employed by, and the structure of, the Diversified Assets Fund and the adequacy of the compliance program for the Diversified Assets Fund. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by the Adviser were appropriate for the Diversified Assets Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Master Agreement with the Adviser.

Investment Performance.  At the time of the Board’s consideration of the Master Agreement, the Diversified Assets Fund had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding the Diversified Assets Fund’s actual performance.

Advisory Fee, Expense Ratio and Economies of Scale.  The Directors considered a comparison of the fee to be paid to the Adviser by the Diversified Assets Fund with the fee the Adviser charges to the existing actively managed funds. The proposed fee schedule for the Diversified Assets Fund is the same as the fee schedule for the actively managed funds; and the type of services the Adviser would provide to the Diversified Assets Fund is comparable to the services provided to the actively managed funds. The Directors also considered comparative data provided by the Adviser on the total advisory fees and the total expense ratio of the Diversified Assets peer group. The information provided by the Adviser showed that, for the Diversified Assets Fund’s current (2007) fiscal year, the proposed total investment advisory and subadvisory fee rate for the Diversified Assets Fund is expected to be below the median investment advisory fee of the Diversified Assets peer group and the expected expense ratio for the Diversified Assets Fund is expected to be below the average and median expense ratio of the Diversified Assets peer group. The foregoing comparisons assisted the Directors in considering the Master Agreement for the Diversified Assets Fund by providing them with a basis for evaluating the investment advisory fee to be paid to the Adviser and the Diversified Assets Fund’s expected overall investment advisory fee (which includes the proposed subadvisory fees) and total expense ratio on a relative basis. Based on this information, the Directors concluded that the overall investment advisory fee appeared to be within a reasonable range for the services to be provided.

With respect to the expected costs and profit margins to be realized by the Adviser (and its affiliates) from its relationship with the Diversified Assets Fund, the Directors considered information from the Adviser regarding the expected profit

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

margin to be realized by the Adviser. Based on this information, the Directors concluded that, although the Adviser anticipates a positive profit margin, it may not realize economies of scale with regard to the Diversified Assets Fund over the short-term and that the proposed fee structure is appropriate at this time.

Other Considerations.  The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to the Adviser due to its relationship with the Diversified Assets Fund, such as increased exposure to each proposed subadviser’s investment research and management resources.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Master Agreement with the Adviser is the best interest of the Diversified Assets Fund and its shareholders, and approved the Master Agreement with, and the fee to be paid to, the Adviser.

With respect to the Board’s consideration of the respective Diversified Assets Subadvisory Agreements with Analytic, Drake, Mellon and Payden, the Directors received written information in advance of the October Meeting from the Adviser, which included: (1) the process by which the Adviser selected and recommended for Board approval Analytic, Drake, Mellon and Payden as subadvisers of the Diversified Assets Fund; (2) the nature, extent and quality of the services that each subadviser would provide to the Diversified Assets Fund; (3) each subadviser’s experience, reputation, investment management business, personnel and operations; (4) each subadviser’s brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the Diversified Assets Fund by each subadviser and a comparison of those fees to the (a) standard separate account fee schedule charged by each subadviser for managing accounts with an investment mandate that is similar to the investment mandate that each subadviser is to employ for the Diversified Assets Fund; and (b) fees charged by a group of active separate account investment managers utilizing an investment mandate that is similar to the investment mandate that each subadviser is to employ for the Diversified Assets Fund; (6) each subadviser’s compliance program; (7) performance information for each subadviser and such performance compared to a relevant performance measure; (8) the Diversified Assets Fund’s expected overall investment advisory fee and total expense ratio as compared to the Diversified Assets peer group; and (9) each subadviser’s financial condition.

In determining whether to approve each Diversified Assets Subadvisory Agreement, the Directors considered the information received in advance of the October Meeting, the presentations made by, and discussions held with, personnel of the Adviser and each subadviser at prior Investment Committee and Board meetings and at the October Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve each Diversified Assets Subadvisory Agreement.

Nature, Extent and Quality of Services.  With respect to the nature, extent and quality of the services expected to be provided by each subadviser under its respective Diversified Assets Subadvisory Agreement, the Directors considered the specific investment process to be employed by each subadviser in managing the assets of the Diversified Assets Fund to be allocated to it; the qualifications of each subadviser’s respective investment management team with regard to implementing its respective mandate; performance information for each subadviser as compared to a relevant performance measure; each subadviser’s infrastructure and whether it appears to adequately support the strategy it is to employ for the Diversified Assets Fund; and the Adviser’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each subadviser to the Diversified Assets Fund. The Directors also considered that each subadviser has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing the particular strategy that it is to employ for the Diversified Assets Fund.

The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each subadviser were appropriate for the Diversified Assets Fund in light of its investment objective and strategies, and, thus, supported a decision to approve each Diversified Assets Subadvisory Agreement.

Investment Performance.  The Directors evaluated the investment performance information provided by the Adviser for each subadviser, and considered this performance information versus a relevant performance measure and in light of the particular strategy the subadviser is to employ for the Diversified Assets Fund. The Directors concluded that the performance information provided supported approval of each Diversified Assets Subadvisory Agreement.

Subadvisory Fees and Economies of Scale.  In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedule for each subadviser. The Directors considered comparisons of the subadvisory fees to be charged

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

by each subadviser to the Diversified Assets Fund with each subadviser’s standard fee schedule for managing accounts with an investment mandate similar to the mandate that the subadviser is to employ on behalf of the Diversified Assets Fund. The Directors also considered that, according to the information provided: (i) the Adviser represented that it negotiated with each subadviser the lowest subadvisory fee schedule available for accounts of similar size and for which the subadviser provides advisory services utilizing an investment mandate similar to the mandate the subadviser is to employ for the Diversified Assets Fund (“like accounts”); (ii) the proposed fee schedule for Drake and Payden reflected the lowest fee rate currently charged by each subadviser to other U.S.-registered investment companies for which the subadviser provides advisory services utilizing a similar mandate, and that Payden agreed to waive a portion of its fee through April 30, 2008; (iii) the proposed fee schedule for Mellon is the same as the fee schedule for a U.S.-registered investment company for which Mellon provides advisory services utilizing a similar mandate; and (iv) except for one other account that invested upon initiation of the strategy that is to be employed by Analytic for the Diversified Assets Fund, the proposed fee schedule for Analytic reflects the lowest fee rate currently charged by Analytic for the investment strategy to be employed by, and at the initial level of assets to be allocated to, Analytic for the Diversified Assets Fund. Additionally, the nature of the subadvisory services each subadviser is to provide to the Diversified Assets Fund appeared to be comparable to those each subadviser provides to such other clients. For each subadviser, the Directors reviewed information provided by the Adviser (which was based on an independent third-party source) on the fees charged to actively managed accounts with assets comparable to the amount of assets expected to be allocated initially to the subadviser by a group of U.S. separate account investment managers that employ a similar investment mandate to the investment mandate the subadviser is to employ for the Diversified Assets Fund. According to the information provided, the effective fee rate to be paid by the Diversified Assets Fund to each of Analytic, Drake and Payden would be below the median fee charged by the applicable group of managers, and the effective fee rate to be paid by the Diversified Assets Fund to Mellon would be above the median fee charged by the applicable group of managers, and in the third quartile.

Referring to the Diversified Assets peer group data provided by the Adviser, the Directors also noted that, if Analytic, Drake, Mellon and Payden each served as a subadviser of the Diversified Assets Fund at the proposed subadvisory fee rates and the expected initial asset allocation levels: (i) the expected total investment advisory fee for the Diversified Assets Fund would be lower than the median investment advisory fee of the Diversified Assets Fund’s peer group; and (ii) the Diversified Assets Fund’s expected total expense ratio would be below the average and median expense ratio of the Diversified Assets peer group. The foregoing comparisons assisted the Directors in considering each Diversified Assets Subadvisory Agreement by providing them with a basis for evaluating each subadviser’s fee, including in light of the Diversified Assets Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the proposed subadvisory fee to be charged by each subadviser appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by each of Analytic, Mellon and Payden regarding the expected profits to be realized from the subadviser’s relationship with the Diversified Assets Fund; such information was not available with respect to Drake. In reviewing the extent to which economies of scale may be realized by the subadvisers as the assets of the Diversified Assets Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered (i) that each Diversified Assets Subadvisory Agreement was the product of arms-length negotiations; and (ii) the Adviser’s assessment that each subadvisory fee schedule reflects the lowest available fee schedule from the respective subadviser for like accounts. The Directors also considered that Payden’s proposed fee schedule includes breakpoints, which indicates that the proposed subadvisory fee rates are intended to capture certain anticipated economies of scale for the benefit of the Diversified Assets Fund shareholders in connection with the services to be provided as the assets to be managed by Payden grow. The Directors concluded that the proposed fee schedules with respect to each subadviser are appropriate at this time.

Other Considerations.  The Directors considered the selection and due diligence process employed by the Adviser in deciding to recommend Analytic, Drake, Mellon and Payden as subadvisers of the Diversified Assets Fund to implement the Diversified Assets Fund’s investment objective and strategies and also considered the Adviser’s conclusion that the fees to be paid to each subadviser are reasonable and appropriate in light of the nature and quality of the services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that the Adviser’s recommendations and conclusions supported approval of each Diversified Assets Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Analytic, Drake, Mellon and Payden due to each subadviser’s relationship with the Diversified Assets Fund. The Directors considered that

Vantagepoint Funds
Additional Information (Unaudited)—(Continued)

Analytic, Mellon and Payden do not expect any “fall-out” benefits by virtue of their relationship with the Diversified Assets Fund, while Drake noted, among other benefits, a higher profile among investors.

Conclusion.  After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Diversified Assets Subadvisory Agreement is in the best interests of the Diversified Assets Fund and its shareholders, and approved the Diversified Assets Subadvisory Agreement with, and the fee to be paid to, each of Analytic, Drake, Mellon and Payden.

G.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact The Vantagepoint Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Vantagepoint Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

H.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the 12-month period ended June 30, 2007 are available on the Company’s website at www.icmarc.org or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Money Market Fund	Shares	Value
MUTUAL FUNDS—99.2%
AIM Short-Term Investments Trust Liquid Assets Portfolio
(Cost $304,391,144)	304,391,144	$304,391,144
TOTAL INVESTMENTS—99.2%
(Cost $304,391,144)		304,391,144
Other assets less liabilities—0.8%		2,408,231
NET ASSETS—100.0%		$306,799,375

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—35.1%
Automotive—0.1%
General Motors Acceptance Corporation, Global Note
5.125%	05/09/2008	†	$729,000	$721,005
Banking—20.6%
AIG SunAmerica Global Financing VII, Senior Note, 144A
5.850%	08/01/2008	*	700,000	701,988
American Express Travel Related Services Co., Inc., Senior Note, 144A
5.250%	11/21/2011	*	6,000,000	6,018,618
Bank of America Corporation, Note
4.500%	08/01/2010		3,910,000	3,914,270
Bank of America Corporation, Subordinated Note
6.600%	05/15/2010		400,000	418,818
Bank of America Corporation, Subordinated Note
6.375%	02/15/2008		930,000	931,853
Barclays Bank PLC, Note (United Kingdom)
5.450%	09/12/2012		7,440,000	7,633,723
Capital One Bank, Note
4.250%	12/01/2008		3,750,000	3,670,387
Caterpillar Financial Services Corp., Series F, Note, (MTN)
3.750%	05/15/2009		2,065,000	2,041,480
CIT Group, Inc., Global Note
4.250%	02/01/2010		380,000	365,797
CIT Group, Inc., Senior Note
5.253%	03/12/2010	#	5,780,000	5,269,112
Citigroup, Inc., Note
6.200%	03/15/2009		5,815,000	5,896,567
General Electric Capital Corp., Note, (MTN)
4.875%	10/21/2010		4,060,000	4,123,027
General Electric Capital Corp., Series A, Note, (MTN)
4.250%	09/13/2010		4,600,000	4,586,646
Glitnir Banki HF, Note, 144A (Iceland)
6.375%	09/25/2012	*	6,270,000	6,156,845
HSBC Finance Corp., Note
4.750%	05/15/2009		4,480,000	4,466,578
John Deere Capital Corp., Series S, Note, (MTN)
5.514%	10/16/2009	#	6,000,000	6,007,800
JPMorgan Chase & Co., Note
5.375%	10/01/2012		6,675,000	6,800,804
M&T Bank Corp., Senior Note
5.375%	05/24/2012		6,680,000	6,668,818
Marshall & Ilsley Corp., Senior Note
5.626%	08/17/2009		6,500,000	6,567,158
SLM Corp., Series A, Note, (MTN)
5.224%	07/27/2009	#	7,000,000	6,587,140
SunTrust Banks, Inc., Senior Note
5.250%	11/05/2012		5,000,000	5,043,355
Wachovia Bank NA, Bank Note
7.800%	08/18/2010		4,750,000	5,122,210
Wells Fargo & Company, Note
4.125%	03/10/2008		1,800,000	1,795,009
Wells Fargo & Company, Senior Note
4.000%	08/15/2008		2,585,000	2,566,905
Wells Fargo & Company, Series J, Note, (MTN)
4.200%	01/15/2010		1,000,000	994,160
				104,349,068
Beverages, Food & Tobacco—1.0%
PepsiCo, Inc., Senior Note
4.650%	02/15/2013		$3,745,000	$3,774,406
Smithfield Foods, Inc., Senior Note
8.000%	10/15/2009		1,275,000	1,294,125
				5,068,531
Chemicals—0.5%
E.I. du Pont de Nemours & Co., Senior Note
5.000%	01/15/2013		2,500,000	2,518,540
Computer Software & Processing—0.7%
Oracle Corporation, Note
5.000%	01/15/2011		2,282,000	2,313,790
Unisys Corp., Senior Note
6.875%	03/15/2010		1,390,000	1,323,975
				3,637,765
Containers & Packaging—0.0%
Ball Corp., Senior Note
6.875%	12/15/2012		100,000	102,000
Cosmetics & Personal Care—0.3%
Gillette Co. (The), Note
3.800%	09/15/2009		1,760,000	1,768,823
Electric Utilities—0.9%
Allegheny Energy Supply Company LLC
7.800%	03/15/2011		160,000	167,600
Duke Energy Corp., Senior Note
4.200%	10/01/2008		3,750,000	3,727,102
PSEG Energy Holdings LLC, Senior Note
8.625%	02/15/2008		521,000	524,576
				4,419,278
Financial Services—5.1%
Allstate Life Global Fund Trust, Series 2004-1, Note
4.500%	05/29/2009		3,750,000	3,763,035
ASIF Global Financing, Senior Note, 144A
3.900%	10/22/2008	*	1,220,000	1,206,168
Countrywide Home Loans, Inc., Note, (MTN)
4.125%	09/15/2009		732,000	537,133
Ford Motor Credit Company, Note
7.250%	10/25/2011		785,000	680,475
Household Finance Corporation
6.375%	10/15/2011		3,150,000	3,248,230
Hutchison Whampoa International 03/33 Ltd., Guaranteed Note, 144A (Cayman Islands)
5.450%	11/24/2010	*	1,500,000	1,515,853
Principal Life Global Funding I, Note, 144A
3.625%	04/30/2008	*	550,000	546,576
Principal Life Global Funding I, Note, 144A, (MTN)
2.800%	06/26/2008	*	3,250,000	3,210,451
TIAA Global Markets 144A
3.875%	01/22/2008	*	6,000,000	5,999,190
TIAA Global Markets, Inc., Note, 144A
5.125%	10/10/2012	*	4,900,000	4,999,646
				25,706,757
Home Construction, Furnishings & Appliances—0.2%
KB Home, Senior Subordinated Note
8.625%	12/15/2008		1,260,000	1,241,100
Insurance—0.2%
American International Group, Inc., Note
4.700%	10/01/2010		1,000,000	1,003,241

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Lodging—0.3%
MGM Mirage, Senior Note
6.000%	10/01/2009		$1,320,000	$1,320,000
Media—Broadcasting & Publishing—1.5%
Clear Channel Communications, Inc., Global Note
4.250%	05/15/2009		750,000	712,247
Comcast Corporation, Note
5.450%	11/15/2010		2,250,000	2,297,428
Echostar DBS Corporation, Note
5.750%	10/01/2008		1,345,000	1,346,681
Gannett Co., Inc., Senior Note
4.125%	06/15/2008		3,430,000	3,415,354
				7,771,710
Oil & Gas—0.9%
ConocoPhillips Co., Note
8.750%	05/25/2010		1,773,000	1,943,481
Pemex Project Funding Master Trust, Note
7.875%	02/01/2009		2,350,000	2,427,371
				4,370,852
Pharmaceuticals—0.5%
Amgen, Inc., Senior Note
4.000%	11/18/2009		2,400,000	2,383,366
Retailers—0.4%
CVS Caremark Corporation, Note
4.000%	09/15/2009		2,000,000	1,963,244
Telephone Systems—1.9%
AT&T, Inc., Note
4.950%	01/15/2013		900,000	905,795
BellSouth Corp., Note
4.200%	09/15/2009		3,262,000	3,243,896
SBC Communications, Inc., Global Note
4.125%	09/15/2009		5,505,000	5,472,212
				9,621,903
TOTAL CORPORATE OBLIGATIONS
(Cost $177,611,004)				177,967,183

U.S. GOVERNMENT AGENCY OBLIGATIONS—10.0%
U.S. Government Agencies—2.6%
Federal Home Loan Bank
4.150%	01/07/2008		10,000,000	9,993,083
Federal National Mortgage Association
5.786%	10/01/2036	#	3,376,639	3,422,796
				13,415,879
U.S. Government Agencies—Mortgage Backed—7.4%
Federal Home Loan Mortgage Corporation
5.699%	11/01/2036	#	7,960,822	8,077,120
5.391%	03/01/2036	#	4,271,142	4,297,043
4.385%	10/01/2034	#	4,627,798	4,620,775
Federal Home Loan Mortgage Corporation, Series 2885, Class DK
3.500%	10/15/2012		1,006,111	1,002,643
Federal Home Loan Mortgage Corporation, Series 2891, Class LN
4.250%	06/15/2024		2,140,254	2,129,495
Federal National Mortgage Association
5.578%	12/01/2036	#	$5,208,962	$5,275,752
5.083%	09/01/2034	#	526,673	528,847
5.081%	10/01/2034	#	4,362,733	4,411,509
4.951%	10/01/2034	#	5,467,048	5,466,764
4.907%	09/01/2034	#	414,853	414,185
4.728%	10/01/2034	#	758,401	760,119
Federal National Mortgage Association, Series 2004-81, Class KG
3.500%	05/25/2012		398,652	397,505
				37,381,757
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $50,797,947)				50,797,636

U.S. TREASURY OBLIGATIONS—14.0%
U.S. Treasury Notes—14.0%
U.S. Treasury Note
4.875%	08/15/2009- 04/30/2011	**	3,319,000	3,484,861
4.500%	11/15/2010- 11/30/2011		33,100,000	34,511,259
3.875%	09/15/2010		32,262,000	32,960,182
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $70,251,816)				70,956,302

SOVEREIGN DEBT OBLIGATIONS—0.6%
Government Issued—0.6%
Republic of South Africa (South Africa)
9.125%	05/19/2009
(Cost $2,891,553)			2,750,000	2,904,687

ASSET BACKED SECURITIES—27.2%
Automotive—14.8%
BMW Vehicle Lease Trust, Series 2007-1, Class A3A
4.590%	08/15/2013		4,900,000	4,907,950
Capital Auto Receivables Asset Trust, Series 2004-2, Class A3
3.580%	01/15/2009		1,814,076	1,812,538
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4A, 144A
5.320%	03/20/2010	*	6,400,000	6,436,266
Carmax Auto Owner Trust, Series 2007-1, Class B
5.340%	10/15/2012		3,000,000	2,987,851
Carmax Auto Owner Trust, Series 2007-2, Class A3
5.230%	12/15/2011		3,000,000	3,032,236
Chase Manhattan Auto Owner Trust, Series 2006-A, Class A4
5.360%	01/15/2013		5,000,000	5,061,421
Chase Manhattan Auto Owner Trust, Series 2006-B, Class A4
5.110%	04/15/2014		2,200,000	2,227,647
Daimler Chrysler Auto Trust, Series 2004-C, Class A4
3.280%	12/08/2009		442,503	439,630
Daimler Chrysler Auto Trust, Series 2006-C, Class A3
5.020%	07/08/2010		1,000,000	1,002,800
Ford Credit Auto Owner Trust, Series 2005-A, Class B
3.880%	01/15/2010		2,600,000	2,582,244

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
ASSET BACKED SECURITIES—(Continued)
Ford Credit Auto Owner Trust, Series 2006-A, Class A3
5.050%	03/15/2010		$745,301	$746,617
Ford Credit Auto Owner Trust, Series 2006-B, Class A3
5.260%	10/15/2010		2,350,000	2,361,060
Ford Credit Auto Owner Trust, Series 2007-B, Class A4A
5.240%	07/15/2012		6,400,000	6,460,358
Harley-Davidson Motorcycle Trust, Series 2006-3, Class A3
5.240%	01/15/2012		3,060,000	3,074,112
Harley-Davidson Motorcycle Trust, Series 2007-2, Class A4
5.120%	08/15/2013		2,725,000	2,748,704
Honda Auto Receivables Owner Trust, Series 2004-3, Class A4
3.280%	02/18/2010		3,625,694	3,607,854
Honda Auto Receivables Owner Trust, Series 2005-3, Class A4
4.030%	12/20/2010		7,400,000	7,354,095
Nissan Auto Lease Trust, Series 2007-A, Class A3
5.200%	05/17/2010		2,160,000	2,166,587
Nissan Auto Receivables Owner Trust, Series 2004-A, Class A4
2.760%	07/15/2009		1,530,909	1,525,906
Triad Auto Receivables Owner Trust, Series 2006-A, Class A3
4.770%	01/12/2011		2,180,456	2,180,547
USAA Auto Owner Trust, Series 2004-3, Class A4
3.530%	06/15/2011		4,783,987	4,758,812
USAA Auto Owner Trust, Series 2006-4, Class A2
5.160%	11/16/2009		535,614	535,912
USAA Auto Owner Trust, Series 2007-2, Class A3
4.900%	02/15/2012		2,000,000	2,014,083
Wachovia Auto Owner Trust, Series 2004-B, Class A4
3.440%	03/21/2011		2,217,405	2,208,778
Wachovia Auto Owner Trust, Series 2005-B, Class A4
4.840%	04/20/2011		2,825,000	2,831,830
				75,065,838
Credit Cards—11.2%
Bank of America Mortgage Securities, Series 2004-L, Class 1A1
5.147%	01/25/2035	#	2,381,286	2,407,519
Bank One Issuance Trust, Series 2003-A9, Class A9
3.860%	06/15/2011		1,500,000	1,493,859
Bank One Issuance Trust, Series 2004-A6, Class A6
3.940%	04/16/2012		1,000,000	997,620
Capital One Multi-Asset Execution Trust, Series 2005-A8, Class A
4.400%	08/15/2011		2,150,000	2,150,073
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4
3.650%	07/15/2011		3,155,000	3,136,961
Chase Issuance Trust, Series 2005-10A, Class A10
4.650%	12/17/2012		6,970,000	7,047,554
Chase Issuance Trust, Series 2007-15A, Class A
4.960%	09/17/2012		$3,900,000	$3,965,995
Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6
2.900%	05/17/2010		4,965,000	4,931,840
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5
5.500%	06/22/2012		4,965,000	5,105,733
FPL Recovery Funding LLC, Series 2007-A, Class A1
5.053%	02/01/2013	‡	3,070,000	3,094,824
GE Capital Credit Card Master Note Trust, Series 2007-3, Class A2
5.400%	06/15/2013		5,915,000	6,081,491
Household Credit Card Master Note Trust I, Series 2007-2, Class A
5.578%	10/15/2010		6,200,000	6,182,369
MBNA Credit Card Master Note Trust, Series 2005-A1, Class A
4.200%	09/15/2010		5,000,000	4,992,789
MBNA Credit Card Master Note Trust, Series 2006-A1, Class A1
4.900%	07/15/2011		5,370,000	5,409,807
				56,998,434
Utilities—1.2%
Peco Energy Transition Trust, Series 2000-A, Class A3
7.625%	03/01/2010		5,664,000	5,837,399
TOTAL ASSET BACKED SECURITIES
(Cost $137,244,832)				137,901,671

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—10.7%
Mortgage Backed—10.7%
Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-C3, Class A3
4.302%	07/15/2036		1,000,000	994,080
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A2
5.017%	08/15/2038		3,950,000	3,945,270
First Horizon Asset Securities, Inc., Series 2005-AR4, Class IIA1
5.327%	10/25/2035	#	4,294,144	4,303,070
GE Capital Commercial Mortgage Corporation, Series 2005-C1, Class A2
4.353%	06/10/2048		2,350,000	2,322,230
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.539%	10/25/2035		4,340,804	4,308,513
GSR Mortgage Loan Trust, Series 2004-11, Class 2A2
4.758%	09/25/2034	#	2,858,511	2,856,143
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
5.300%	12/19/2035	#	6,542,421	6,558,332
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A2
4.207%	11/15/2027		5,800,000	5,764,400
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2
4.725%	12/25/2034	#	3,656,969	3,644,031
Provident Funding Mortgage Loan Trust, Series 2004-1, Class 1A1
4.034%	04/25/2034	#	736,464	730,759

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A
5.373%	05/25/2035	#	$4,385,326	$4,404,498
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class IIA1
6.916%	10/19/2034	#	760,406	767,753
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
3.304%	03/25/2044	#	977,499	971,604
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2
4.380%	10/15/2041		4,427,677	4,378,961
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class B1
3.541%	09/25/2034		2,053,984	1,929,587
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1
4.573%	12/25/2034	#	2,362,969	2,321,347
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class IIA1
4.394%	05/25/2035	#	4,039,790	3,988,888
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $54,066,720)				54,189,466

CASH EQUIVALENTS—0.1%
Institutional Money Market Funds—0.0%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	54,195	54,195
Bank & Certificate Deposits/Offshore Time Deposits—0.1%
Abbey National PLC
5.160%	01/07/2008	††	13,549	13,549
Abbey National PLC
5.000%	01/09/2008	††	16,936	16,936
ABN Amro Bank NV
5.185%	01/04/2008	††	6,774	6,774
ABN Amro Bank NV
5.160%	01/04/2008	††	10,162	10,162
ABN Amro Bank NV
5.145%	01/03/2008	††	13,549	13,549
Bank of Nova Scotia
4.960%	01/17/2008	††	13,549	13,549
Bank of Nova Scotia
4.850%	01/22/2008	††	13,549	13,549
Barclays
5.350%	01/04/2008	††	6,774	6,774
Barclays
5.000%	01/22/2008	††	16,936	16,936
Barclays
4.880%	02/06/2008	††	10,162	10,162
BNP Paribas
5.200%	01/11/2008	††	6,774	6,774
BNP Paribas
5.150%	01/02/2008	††	$6,774	$6,774
BNP Paribas
5.010%	01/16/2008	††	20,323	20,323
Calyon
5.120%	03/03/2008	††	6,774	6,774
Calyon
4.250%	01/02/2008	††	67,744	67,744
Dexia Group
4.755%	01/03/2008	††	30,485	30,485
Fifth Third Bancorp
2.750%	01/02/2008	††	33,872	33,872
Fortis Bank
4.600%	01/07/2008	††	20,323	20,323
Fortis Bank
4.300%	01/02/2008	††	50,808	50,808
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	6,774	6,774
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	13,549	13,549
Lloyds TSB Bank
5.150%	01/03/2008	††	10,162	10,162
Lloyds TSB Bank
4.750%	01/24/2008	††	13,549	13,549
Rabobank Nederland
5.080%	01/09/2008	††	6,774	6,774
Rabobank Nederland
4.880%	01/10/2008	††	3,387	3,387
Royal Bank of Scotland
5.000%	01/22/2008	††	10,162	10,162
Royal Bank of Scotland
4.830%	02/05/2008	††	10,162	10,162
Royal Bank of Scotland
4.700%	02/25/2008	††	6,774	6,774
Societe Generale
5.150%	01/02/2008	††	10,162	10,162
Societe Generale
5.150%	03/03/2008	††	10,162	10,162
Societe Generale
4.900%	02/29/2008	††	13,549	13,549
Svenska Handlesbanken
4.250%	01/02/2008	††	58,408	58,408
Toronto Dominion Bank
5.100%	01/10/2008	††	10,162	10,162
Toronto Dominion Bank
5.050%	01/11/2008	††	3,387	3,387
Toronto Dominion Bank
4.800%	02/11/2008	††	20,323	20,323
UBS AG
4.920%	01/11/2008	††	10,162	10,162
				583,425
Floating Rate Instruments/Master Notes—0.0%
Wells Fargo Bank
4.600%	01/02/2008	††	30,480	30,480
TOTAL CASH EQUIVALENTS
(Cost $668,100)				668,100

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Low Duration
Bond Fund

	Face	Value

REPURCHASE AGREEMENTS—0.6%
State Street Bank and Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $3,119,946 and an effective yield of 3.65%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.685%, a maturity of 07/01/2034 and an aggregate market value of $3,183,773.	$3,119,311	$3,119,311
TOTAL INVESTMENTS—98.3%
(Cost $496,651,283)		498,504,356
Other assets less liabilities—1.7%		8,615,917
NET ASSETS—100.0%		$507,120,273

Notes to the Schedule of Investments:

MTN	Medium Term Note

†	Denotes all or a portion of security on loan.

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 7.38% of Total Investments.

#	Rate is subject to change. Rate shown reflects current rate.

**	Security has been pledged as collateral for futures contracts.

‡	Security valued at fair value as determined by policies approved by the board of directors.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Inflation Protected
Securities Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—0.6%
Banking—0.4%
General Electric Capital Corp., Subordinated Note
6.375%	11/15/2017		$900,000	$930,932
Royal Bank of Scotland Group PLC, Perpetual Bond, (FRN) (United Kingdom)
7.092%	09/29/2017		100,000	145,185
				1,076,117
Financial Services—0.1%
Bear Stearns Cos. (The), Inc., Note (MTN)
4.560%	03/10/2014		380,000	340,575
Goldman Sachs Group, Inc., Subordinated Note
6.750%	10/01/2037		100,000	98,287
				438,862
Telephone Systems—0.1%
AT&T, Inc., Global Note
6.300%	01/15/2038		200,000	203,888
TOTAL CORPORATE OBLIGATIONS
(Cost $1,680,587)				1,718,867

U.S. GOVERNMENT AGENCY OBLIGATIONS—1.5%
U.S. Government Agencies—Mortgage Backed—1.5%
Federal Home Loan Mortgage Corporation
6.500%	04/01/2035		107,479	110,993
5.000%	11/01/2017		48,186	48,312
3.250%	01/02/2008		2,200,000	2,199,801
Federal National Mortgage Association
7.500%	01/01/2034		348,016	370,043
7.000%	02/01/2013		87,394	90,469
6.500%	05/01/2035		146,620	151,420
6.000%	12/01/2013- 10/01/2017		145,568	149,258
5.500%	03/01/2037- 05/01/2037		895,760	894,891
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,990,073)				4,015,187

U.S. TREASURY OBLIGATIONS—92.6%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
2.980%	03/13/2008	*	370,000	367,795
U.S. Treasury Bonds—4.9%
U.S. Treasury Bond
2.375%	01/15/2027		12,711,597	13,446,493
U.S. Treasury Inflation Protected Securities Bonds—71.9%
U.S. Treasury Bond
3.875%	04/15/2029		$4,994,480	$6,609,884
3.625%	04/15/2028		5,218,508	6,612,831
3.375%	04/15/2032		600,280	769,015
3.000%	07/15/2012		10,539,068	11,417,605
2.625%	07/15/2017		3,719,631	4,014,586
2.500%	07/15/2016		6,444,997	6,875,001
2.375%	04/15/2011- 01/15/2025		70,980,227	74,523,637
2.000%	04/15/2012- 01/15/2026		51,267,566	52,225,501
1.875%	07/15/2015		6,734,544	6,866,609
1.625%	01/15/2015		8,069,283	8,103,956
0.875%	04/15/2010		19,139,268	19,080,969
				197,099,594
U.S. Treasury Inflation Protected Securities Notes—15.7%
U.S. Treasury Note
4.250%	01/15/2010		7,475,455	7,978,883
3.875%	01/15/2009		5,414,118	5,575,697
3.500%	01/15/2011		7,082,301	7,619,012
3.375%	01/15/2012		2,823,840	3,081,295
1.875%	07/15/2013		18,257,196	18,819,189
				43,074,076
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $245,938,189)				253,987,958

REPURCHASE AGREEMENTS—4.5%
State Street Bank & Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $12,373,587 and an effective yield of 3.65%, collateralized by U.S. Government Agency obligations, with rates ranging from 4.166% – 5.528%, maturity dates ranging from 01/15/2033 – 05/01/2034, and an aggregate market value of $41,947,499.			12,371,078	12,371,078
TOTAL INVESTMENTS—99.2%
(Cost $263,979,927)				272,093,090
Other assets less liabilities—0.8%				2,115,591
NET ASSETS—100.0%				$274,208,681

Notes to the Schedule of Investments:

FRN	Floating Rate Note

MTN	Medium Term Note

*	Security has been pledged as collateral for futures contracts.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—77.8%
Advertising—0.1%
Interpublic Group, Inc. *	18,883	$153,141
Monster Worldwide, Inc. *	5,522	178,913
Omnicom Group	15,836	752,685
		1,084,739
Aerospace & Defense—1.9%
Goodrich Corporation †	5,239	369,926
Boeing Company (The)	35,548	3,109,028
General Dynamics Corporation	18,179	1,617,749
Honeywell International, Inc.	34,314	2,112,713
Lockheed Martin Corporation	16,028	1,687,107
Northrop Grumman Corporation	15,444	1,214,516
Textron, Inc.	11,678	832,641
United Technologies Corporation	44,656	3,417,970
		14,361,650
Airlines—0.2%
FedEx Corporation	13,970	1,245,705
Southwest Airlines Company	35,312	430,806
		1,676,511
Apparel Retailers—0.3%
Abercrombie & Fitch Company Class A	3,919	313,402
Gap (The), Inc.	23,455	499,122
Kohl’s Corporation *	15,275	699,595
Limited Brands, Inc. †	15,296	289,553
Nordstrom, Inc.	9,341	343,095
		2,144,767
Automotive—0.5%
Autonation, Inc. *	6,006	94,054
Ford Motor Company *†	93,188	627,155
General Motors Corporation †	24,816	617,670
Genuine Parts Company	7,626	353,084
Goodyear Tire & Rubber Company (The) *	9,249	261,007
Harley-Davidson, Inc.	12,041	562,435
Paccar, Inc.	16,759	913,030
		3,428,435
Banking—7.0%
American Capital Strategies Ltd. †	8,091	266,679
American Express Company	54,639	2,842,321
BB&T Corporation †	24,341	746,538
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	1	24
Bank of America Corporation	201,110	8,297,799
Bank of New York Mellon Corporation	51,278	2,500,315
Capital One Financial Corporation	18,547	876,531
CIT Group, Inc.	8,779	210,959
Citigroup, Inc.	225,600	6,641,664
Comerica, Inc.	7,218	314,200
Commerce Bancorp, Inc. †	8,448	322,207
Discover Financial Services	23,907	360,518
Fannie Mae	43,894	1,754,882
Fifth Third Bancorp	24,353	611,991
First Horizon National Corporation †	5,539	100,533
Freddie Mac	30,144	1,027,006
Hudson City Bancorp, Inc.	22,136	332,483
Huntington Bancshares, Inc.	15,606	230,345
JPMorgan Chase & Company	154,714	6,753,266
Keycorp	17,811	$417,668
M&T Bank Corporation	3,525	287,534
Marshall & Ilsley Corporation	11,451	303,222
National City Corporation †	28,078	462,164
Northern Trust Corporation	8,606	659,047
PNC Financial Services Group, Inc.	15,480	1,016,262
Regions Financial Corporation †	32,130	759,875
SLM Corporation	18,334	369,247
Sovereign Bancorp, Inc. †	16,575	188,955
State Street Corporation	17,423	1,414,748
SunTrust Banks, Inc.	16,396	1,024,586
Synovus Financial Corporation	14,677	353,422
U.S. Bancorp	79,260	2,515,712
Wachovia Corporation	89,590	3,407,108
Washington Mutual, Inc. †	40,172	546,741
Wells Fargo & Company	151,795	4,582,691
Zions Bancorporation	4,920	229,715
		52,728,958
Beverages, Food & Tobacco—4.3%
Altria Group, Inc.	95,456	7,214,564
Anheuser-Busch Companies, Inc.	34,115	1,785,579
Archer-Daniels-Midland Company	28,680	1,331,612
Brown-Forman Corporation Class B †	3,664	271,539
Campbell Soup Company	9,478	338,649
Coca-Cola Company (The)	90,663	5,563,988
Coca-Cola Enterprises, Inc.	13,492	351,197
ConAgra Foods, Inc.	22,835	543,245
Constellation Brands, Inc. Class A *	8,617	203,706
Dean Foods Company	5,320	137,575
General Mills, Inc.	15,679	893,703
Hershey Company (The)	7,857	309,566
HJ Heinz Company	14,736	687,876
Kellogg Company	11,725	614,742
Kraft Foods, Inc. Class A	72,431	2,363,424
McCormick & Company, Inc.	5,813	220,371
Molson Coors Brewing Company Class B	5,820	300,428
Pepsi Bottling Group, Inc.	5,916	233,445
Pepsico, Inc.	73,509	5,579,333
Reynolds American, Inc. †	7,455	491,732
Sara Lee Corporation	33,530	538,492
Supervalu, Inc.	8,705	326,612
Sysco Corporation	27,245	850,316
Tyson Foods, Inc. Class A	11,069	169,688
UST, Inc. †	7,153	391,984
WM Wrigley Jr. Company	9,736	570,043
		32,283,409
Building Materials—0.5%
Home Depot, Inc.	77,768	2,095,070
Lowe’s Companies, Inc.	68,926	1,559,106
Vulcan Materials Company	4,399	347,917
		4,002,093
Chemicals—1.3%
Air Products & Chemicals, Inc.	9,858	972,295
Avery Dennison Corporation	4,917	261,289
Dow Chemical Company (The)	42,576	1,678,346
E.I. du Pont de Nemours & Company	41,425	1,826,428
Eastman Chemical Company	3,534	215,892
Hercules, Inc.	4,386	84,869
International Flavors & Fragrances, Inc.	3,888	187,129
Monsanto Company	24,779	2,767,566
PPG Industries, Inc.	7,259	509,800

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—(Continued)
Praxair, Inc.	14,140	$1,254,359
Sealed Air Corporation	7,079	163,808
		9,921,781
Coal—0.2%
Consol Energy, Inc.	7,673	548,773
Peabody Energy Corporation	11,507	709,291
		1,258,064
Commercial Services—0.6%
Akamai Technologies, Inc. *	7,142	247,113
Allied Waste Industries, Inc. *	10,555	116,316
Cintas Corporation	6,084	204,544
Convergys Corporation *	6,879	113,228
Equifax, Inc.	6,441	234,195
Fluor Corporation	3,836	558,982
H&R Block, Inc.	14,400	267,408
Jacobs Engineering Group, Inc. *	5,446	520,692
Moody’s Corporation †	10,766	384,346
Paychex, Inc.	15,453	559,708
Robert Half International, Inc.	7,514	203,179
RR Donnelley & Sons Company	9,448	356,568
Ryder System, Inc. †	2,780	130,688
Waste Management, Inc.	24,315	794,371
		4,691,338
Communications—0.9%
American Tower Corporation Class A *	18,693	796,322
Ciena Corporation *†	3,922	133,779
L-3 Communications Holdings, Inc.	5,664	600,044
Motorola, Inc.	105,079	1,685,467
Network Appliance, Inc. *	16,442	410,392
Qualcomm, Inc.	75,261	2,961,520
Tellabs, Inc. *	19,893	130,100
		6,717,624
Computer Software & Processing—4.8%
Adobe Systems, Inc. *	26,395	1,127,858
Affiliated Computer Services, Inc. Class A *	5,278	238,038
Autodesk, Inc. *	10,178	506,457
Automatic Data Processing, Inc.	24,523	1,092,009
BMC Software, Inc. *	9,424	335,871
CA, Inc.	18,395	458,955
Citrix Systems, Inc. *	7,947	302,065
Cognizant Technology Solutions Corporation *†	12,318	418,073
Computer Sciences Corporation *	8,286	409,908
Compuware Corporation *	17,089	151,750
Electronic Arts, Inc. *	13,954	815,053
Electronic Data Systems Corporation	22,586	468,208
Fidelity National Information Services, Inc.	7,010	291,546
Fiserv, Inc. *	8,200	455,018
Google, Inc. Class A *	10,381	7,178,254
IMS Health, Inc.	8,795	202,637
Intuit, Inc. *	15,593	492,895
Juniper Networks, Inc. *	23,865	792,318
Microsoft Corporation	368,418	13,115,681
Novell, Inc. *	17,011	116,866
Oracle Corporation *	177,668	4,011,743
Sun Microsystems, Inc. *	40,425	732,905
Symantec Corporation *	43,490	701,929
Teradata Corporation *	8,056	220,815
Unisys Corporation *	13,879	65,648
VeriSign, Inc. *	10,507	$395,168
Yahoo!, Inc. *	58,773	1,367,060
		36,464,728
Computers & Information—3.9%
3M Company	32,718	2,758,782
Apple Computer, Inc. *	39,375	7,799,400
Dell, Inc. *	102,515	2,512,643
EMC Corporation *	95,328	1,766,428
Hewlett-Packard Company	117,484	5,930,592
International Business Machines Corporation	62,735	6,781,653
International Game Technology	14,815	650,823
Jabil Circuit, Inc.	8,930	136,361
Lexmark International, Inc. *	4,793	167,084
Pitney Bowes, Inc. †	10,038	381,846
SanDisk Corporation *	9,800	325,066
		29,210,678
Containers & Packaging—0.0%
Ball Corporation	4,556	205,020
Cosmetics & Personal Care—1.9%
Avon Products, Inc.	19,873	785,580
Clorox Company	6,602	430,252
Colgate-Palmolive Company	22,691	1,768,990
Ecolab, Inc.	8,001	409,731
Estee Lauder Companies (The), Inc. Class A	5,057	220,536
Procter & Gamble Company	142,354	10,451,631
		14,066,720
Education—0.1%
Apollo Group, Inc. Class A *	6,172	432,966
Electric Utilities—2.7%
AES Corporation (The) *	28,796	615,946
Allegheny Energy, Inc.	7,132	453,667
Ameren Corporation	9,010	488,432
American Electric Power Company, Inc.	17,957	836,078
CMS Energy Corporation †	9,922	172,444
Centerpoint Energy, Inc.	13,537	231,889
Consolidated Edison, Inc.	12,180	594,993
Constellation Energy Group, Inc.	7,847	804,553
DTE Energy Company	7,766	341,393
Dominion Resources, Inc.	26,866	1,274,792
Duke Energy Corporation	55,876	1,127,019
Dynegy, Inc. Class A *	20,516	146,484
Edison International	14,281	762,177
Entergy Corporation	9,154	1,094,086
Exelon Corporation	30,358	2,478,427
FPL Group, Inc.	18,300	1,238,361
FirstEnergy Corporation	14,589	1,055,368
Integrys Energy Group, Inc.	3,300	170,577
NiSource, Inc.	11,857	223,979
PG&E Corporation	15,829	682,072
PPL Corporation	17,328	902,616
Pepco Holdings, Inc.	8,794	257,928
Pinnacle West Capital Corporation	4,372	185,417
Progress Energy, Inc.	11,761	569,585
Public Service Enterprise Group, Inc.	11,416	1,121,508
Sempra Energy	11,832	732,164
Southern Company (The)	33,551	1,300,101
TECO Energy, Inc. †	9,094	156,508
Xcel Energy, Inc.	17,719	399,918
		20,418,482

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—(Continued)
Electrical Equipment—2.6%
Cooper Industries Ltd. Class A (Bermuda)	8,037	$424,997
Emerson Electric Company	36,190	2,050,525
General Electric Company	463,787	17,192,584
		19,668,106
Electronics—3.4%
Advanced Micro Devices, Inc. *†	22,772	170,790
Altera Corporation	15,819	305,623
Analog Devices, Inc.	14,644	464,215
Broadcom Corporation Class A *	20,382	532,785
Cisco Systems, Inc. *	276,119	7,474,541
Eastman Kodak Company †	12,583	275,190
Intel Corporation	264,579	7,053,676
JDS Uniphase Corporation *†	9,473	125,991
LSI Corporation *	34,716	184,342
Linear Technology Corporation †	10,609	337,684
MEMC Electronics Materials, Inc. *	10,061	890,298
Microchip Technology, Inc. †	9,379	294,688
Micron Technology, Inc. *	31,818	230,681
Molex, Inc.	6,227	169,997
National Semiconductor Corporation	11,625	263,190
Novellus Systems, Inc. *	5,537	152,655
Nvidia Corporation *	24,486	833,014
QLogic Corporation *	7,961	113,046
Raytheon Company	19,546	1,186,442
Rockwell Collins, Inc.	7,612	547,836
Texas Instruments, Inc.	65,085	2,173,839
Tyco Electronics Ltd. (Bermuda)	22,179	823,506
Xerox Corporation	42,793	692,819
Xilinx, Inc.	15,159	331,527
		25,628,375
Entertainment & Leisure—1.2%
Harrah’s Entertainment, Inc.	8,436	748,695
Hasbro, Inc.	7,426	189,957
Mattel, Inc.	17,004	323,756
News Corporation, Inc. Class A	105,672	2,165,219
Time Warner, Inc.	172,037	2,840,331
Walt Disney Company	88,704	2,863,365
		9,131,323
Environmental—0.2%
Agilent Technologies, Inc. *	18,919	695,084
Danaher Corporation	10,978	963,210
Teradyne, Inc. *	8,399	86,846
		1,745,140
Financial Services—2.7%
Ameriprise Financial, Inc.	11,064	609,737
Bear Stearns Companies, Inc. (The) †	5,201	458,988
Charles Schwab Corporation (The)	45,303	1,157,492
CME Group, Inc.	2,391	1,640,226
Countrywide Financial Corporation †	27,686	247,513
E*Trade Financial Corporation *†	18,346	65,128
Federated Investors, Inc. Class B	3,330	137,063
Franklin Resources, Inc.	7,431	850,329
Goldman Sachs Group, Inc.	18,540	3,987,027
IntercontinentalExchange, Inc. *†	3,149	606,183
Janus Capital Group, Inc.	7,815	256,723
Legg Mason, Inc.	5,766	421,783
Lehman Brothers Holdings, Inc.	23,824	$1,559,043
Merrill Lynch & Company, Inc.	39,604	2,125,943
Morgan Stanley †	47,814	2,539,402
NYSE Euronext	11,987	1,052,099
Principal Financial Group	12,337	849,279
T Rowe Price Group, Inc.	11,620	707,426
Western Union Company (The)	33,663	817,338
		20,088,722
Food Retailers—0.3%
Kroger Company (The)	31,965	853,785
Safeway, Inc.	19,776	676,537
Starbucks Corporation *	33,638	688,570
Whole Foods Market, Inc. †	6,058	247,166
		2,466,058
Forest Products & Paper—0.4%
Bemis Company †	5,148	140,952
International Paper Company	19,914	644,815
Kimberly-Clark Corporation	19,597	1,358,856
MeadWestvaco Corporation	7,851	245,736
Pactiv Corporation *	6,199	165,079
Weyerhaeuser Company	9,586	706,872
		3,262,310
Health Care Providers—0.2%
Coventry Health Care, Inc. *	6,999	414,691
Express Scripts, Inc. *	12,052	879,796
Laboratory Corporation of America Holdings *	5,554	419,494
Tenet Healthcare Corporation *†	23,062	117,155
		1,831,136
Heavy Construction—0.0%
Centex Corporation	5,370	135,646
Lennar Corporation Class A †	5,972	106,839
		242,485
Heavy Machinery—1.7%
Applied Materials, Inc.	62,930	1,117,637
Black & Decker Corporation	3,454	240,571
Caterpillar, Inc.	29,593	2,147,268
Cummins, Inc. †	4,550	579,534
Deere & Company	20,412	1,900,765
Dover Corporation	8,920	411,123
Eaton Corporation	6,529	632,987
ITT Corporation	8,141	537,632
Ingersoll-Rand Company Class A (Bermuda)	13,361	620,886
Manitowoc Company, Inc.	5,703	278,477
National-Oilwell Varco, Inc. *	15,964	1,172,715
Pall Corporation	5,917	238,573
Parker Hannifin Corporation	7,971	600,296
Rockwell Automation, Inc.	7,187	495,616
Smith International, Inc.	8,885	656,157
Stanley Works (The)	3,363	163,038
Terex Corporation *	4,319	283,197
Trane, Inc.	7,828	365,646
Varian Medical Systems, Inc. *	5,760	300,442
WW Grainger, Inc.	3,422	299,493
		13,042,053
Home Construction, Furnishings & Appliances—0.4%
DR Horton, Inc. †	11,960	157,513
Harman International Industries, Inc.	2,854	210,368
Johnson Controls, Inc.	26,529	956,105
KB Home †	3,394	73,310

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—(Continued)
Leggett & Platt, Inc.	8,064	$140,636
Masco Corporation	18,434	398,359
Newell Rubbermaid, Inc.	11,995	310,431
Pulte Homes, Inc.	9,419	99,276
Whirlpool Corporation †	3,383	276,154
		2,622,152
Household Products—0.3%
Fortune Brands, Inc.	6,876	497,547
Illinois Tool Works, Inc.	18,598	995,737
Rohm & Haas Company †	6,344	336,676
Snap-On, Inc.	2,539	122,481
		1,952,441
Industrial—Diversified—0.1%
Tyco International Ltd. (Bermuda)	22,179	879,397
Insurance—4.5%
ACE Ltd. (Cayman Islands)	14,666	906,065
Aflac, Inc.	21,905	1,371,910
Aetna, Inc.	24,024	1,386,906
Allstate Corporation (The)	26,901	1,405,039
AMBAC Financial Group, Inc. †	4,610	118,800
American International Group, Inc.	117,245	6,835,384
AON Corporation	14,251	679,630
Assurant, Inc.	4,469	298,976
Cigna Corporation	13,368	718,263
Cincinnati Financial Corporation	7,627	301,572
Genworth Financial, Inc. Class A	19,514	496,631
Hartford Financial Services Group, Inc.	14,401	1,255,623
Humana, Inc. *	7,657	576,649
Leucadia National Corporation	7,095	334,175
Lincoln National Corporation	12,544	730,312
Loews Corporation	19,590	986,161
MBIA, Inc. †	5,839	108,781
MGIC Investment Corporation †	3,862	86,625
Marsh & McLennan Companies, Inc.	24,984	661,326
MetLife, Inc.	33,946	2,091,753
Progressive Corporation (The)	34,792	666,615
Prudential Financial, Inc.	21,226	1,974,867
Safeco Corporation	5,043	280,794
The Chubb Corporation	18,064	985,933
Torchmark Corporation	4,583	277,409
Travelers Cos., Inc. (The)	30,652	1,649,078
UnitedHealth Group, Inc.	60,755	3,535,941
UnumProvident Corporation	15,895	378,142
WellPoint, Inc. *	27,839	2,442,315
XL Capital Ltd. Class A (Cayman Islands)	8,095	407,259
		33,948,934
Lodging—0.2%
Marriott International, Inc. Class A	15,100	516,118
Starwood Hotels & Resorts Worldwide, Inc.	9,466	416,788
Wyndham Worldwide Corporation	8,923	210,226
		1,143,132
Media—Broadcasting & Publishing—1.1%
CBS Corporation Class B	31,677	863,198
Clear Channel Communications, Inc.	22,852	788,851
Comcast Corporation Class A *	140,162	2,559,358
DIRECTV Group (The), Inc. *	33,859	782,820
EW Scripps Company Class A	3,760	169,238
Gannett Company, Inc.	10,491	$409,149
IAC/InterActiveCorp *	9,631	259,267
McGraw-Hill Companies, Inc. (The)	16,227	710,905
Meredith Corporation	1,895	104,187
New York Times Company Class A †	6,241	109,405
Viacom, Inc. Class B *	31,993	1,405,133
Washington Post Company Class B	265	209,729
		8,371,240
Medical Supplies—2.9%
Allergan, Inc.	13,872	891,137
Applera Corporation—Applied Biosystems Group	8,032	272,445
Baxter International, Inc.	29,138	1,691,461
Becton Dickinson & Company	10,910	911,858
Boston Scientific Corporation *	59,259	689,182
Covidien Ltd. (Bermuda)	22,179	982,308
CR Bard, Inc.	4,555	431,814
Johnson & Johnson	131,490	8,770,383
KLA-Tencor Corporation	8,766	422,171
Medtronic, Inc.	52,035	2,615,799
Millipore Corporation *	2,215	162,094
Patterson Cos., Inc. *	6,066	205,941
PerkinElmer, Inc.	5,757	149,797
St. Jude Medical, Inc. *	16,184	657,718
Stryker Corporation	11,672	872,132
Thermo Fisher Scientific, Inc. *	19,378	1,117,723
Waters Corporation *	4,564	360,875
Zimmer Holdings, Inc. *	10,939	723,615
		21,928,453
Metals—0.9%
Alcoa, Inc.	39,273	1,435,428
Allegheny Technologies, Inc.	4,545	392,688
Corning, Inc.	70,940	1,701,851
Newmont Mining Corporation	20,249	988,759
Nucor Corporation	13,611	806,043
Precision Castparts Corporation	6,202	860,217
Titanium Metals Corporation †	3,978	105,218
United States Steel Corporation	5,195	628,127
		6,918,331
Mining—0.2%
Freeport-McMoran Copper & Gold, Inc.	17,225	1,764,529
Oil & Gas—9.6%
Anadarko Petroleum Corporation	20,897	1,372,724
Apache Corporation	14,926	1,605,142
Ashland, Inc.	3,106	147,318
Baker Hughes, Inc.	14,690	1,191,359
BJ Services Company	14,353	348,204
Chesapeake Energy Corporation	18,240	715,008
Chevron Corporation	97,034	9,056,183
ConocoPhillips	73,845	6,520,514
Devon Energy Corporation	19,943	1,773,132
EOG Resources, Inc.	11,033	984,695
El Paso Corporation	31,393	541,215
ENSCO International, Inc.	6,778	404,104
Exxon Mobil Corporation	250,542	23,473,280
Halliburton Company	41,598	1,576,980
Hess Corporation	12,305	1,241,082
Marathon Oil Corporation	32,489	1,977,281
Murphy Oil Corporation	8,420	714,353
Nabors Industries Ltd. *	14,031	384,309
Nicor, Inc. †	1,963	83,133
Noble Corporation (Cayman Islands)	11,980	676,990

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—(Continued)
Noble Energy, Inc.	7,770	$617,870
Occidental Petroleum Corporation	37,958	2,922,386
Questar Corporation	7,316	395,796
Range Resources Corporation	6,784	348,426
Rowan Companies., Inc.	4,817	190,079
Schlumberger Ltd. (Netherland Antilles)	53,980	5,310,013
Spectra Energy Corp.	27,942	721,462
Sunoco, Inc.	5,960	431,742
Tesoro Corporation	6,213	296,360
Transocean, Inc. (Cayman Islands)	14,073	2,014,532
Valero Energy Corporation	25,471	1,783,734
Weatherford International Ltd. (Bermuda) *	15,336	1,052,050
Williams Companies, Inc.	27,086	969,137
XTO Energy, Inc.	21,556	1,107,116
		72,947,709
Pharmaceuticals—5.1%
Abbott Laboratories	69,865	3,922,920
AmerisourceBergen Corporation	9,300	417,291
Amgen, Inc. *	49,698	2,307,975
Barr Pharmaceuticals, Inc. *	4,637	246,225
Biogen Idec, Inc. *	13,123	746,961
Bristol-Myers Squibb Company	90,646	2,403,932
Cardinal Health, Inc.	16,840	972,510
Celgene Corporation *	17,109	790,607
Eli Lilly & Company	44,595	2,380,927
Forest Laboratories, Inc. *	14,323	522,073
Genzyme Corporation *	11,884	884,645
Gilead Sciences, Inc. *	41,558	1,912,084
Hospira, Inc. *	7,127	303,895
King Pharmaceuticals, Inc. *	10,183	104,274
McKesson Corporation	13,531	886,416
Medco Health Solutions, Inc. *	12,508	1,268,311
Merck & Company, Inc.	98,510	5,724,416
Mylan Laboratories †	11,139	156,614
Pfizer, Inc.	315,420	7,169,497
Quest Diagnostics, Inc.	7,162	378,870
Schering-Plough Corporation	71,613	1,907,770
Sigma Aldrich Corporation	5,903	322,304
Watson Pharmaceuticals, Inc. *	4,259	115,589
Wyeth	60,498	2,673,407
		38,519,513
Real Estate—0.8%
Apartment Investment & Management Company REIT Class A †	3,885	134,926
AvalonBay Communities, Inc. REIT †	3,501	329,584
Boston Properties, Inc. REIT †	5,172	474,841
CB Richard Ellis Group, Inc. Class A *†	7,914	170,547
Developers Diversified Realty Corporation REIT	5,585	213,850
Equity Residential REIT	12,749	464,956
General Growth Properties, Inc. REIT †	10,808	445,073
Host Hotels & Resorts, Inc. REIT †	23,370	398,225
Kimco Realty Corporation REIT †	11,062	402,657
Plum Creek Timber Company, Inc. REIT †	8,165	375,917
Prologis REIT †	11,448	725,574
Public Storage REIT	5,464	$401,112
Simon Property Group, Inc. REIT	9,868	857,134
Vornado Realty Trust REIT	5,908	519,609
		5,914,005
Restaurants—0.6%
Darden Restaurants, Inc.	6,534	181,057
McDonald’s Corporation	54,251	3,195,926
Wendy’s International, Inc.	5,142	132,869
Yum! Brands, Inc.	24,418	934,477
		4,444,329
Retailers—3.0%
Amazon.com, Inc. *	14,009	1,297,794
AutoZone, Inc. *	2,448	293,540
Bed Bath & Beyond, Inc. *	12,305	361,644
Best Buy Company, Inc.	17,879	941,329
Big Lots, Inc. *†	4,622	73,906
CVS Caremark Corporation	67,756	2,693,301
Circuit City Stores, Inc. †	6,649	27,926
Costco Wholesale Corporation	20,192	1,408,594
Dillard’s, Inc. Class A †	2,579	48,434
eBay, Inc. *	51,735	1,717,085
Family Dollar Stores, Inc. †	7,400	142,302
GameStop Corporation Class A *	7,231	449,117
JC Penney Company, Inc.	10,233	450,150
Macy’s, Inc.	21,019	543,762
Nike, Inc. Class B	17,249	1,108,076
Office Depot, Inc. *	13,041	181,400
OfficeMax, Inc.	2,974	61,443
RadioShack Corporation †	5,381	90,724
Sears Holdings Corporation *†	3,576	364,931
Sherwin-Williams Company (The) †	4,841	280,972
Staples, Inc.	32,067	739,786
TJX Companies, Inc.	20,299	583,190
Target Corporation	38,669	1,933,450
Tiffany & Company	6,286	289,345
Walgreen Company	45,220	1,721,978
Wal-Mart Stores, Inc.	109,926	5,224,783
		23,028,962
Telephone Systems—2.7%
AT&T, Inc.	277,503	11,533,025
CenturyTel, Inc.	5,012	207,798
Citizens Communications Company	14,413	183,477
Embarq Corporation	6,503	322,094
Qwest Communications International, Inc. *†	71,276	499,645
Sprint Nextel Corporation	130,646	1,715,382
Verizon Communications, Inc.	131,219	5,732,958
Windstream Corporation	19,512	254,046
		20,448,425
Textiles, Clothing & Fabrics—0.2%
Coach, Inc. *	16,947	518,239
Jones Apparel Group, Inc.	5,028	80,398
Liz Claiborne, Inc. †	4,454	90,639
Polo Ralph Lauren Corporation	2,737	169,119
VF Corporation	3,825	262,625
		1,121,020
Transportation—1.3%
Brunswick Corporation	4,421	75,378
Burlington Northern Santa Fe Corporation	14,400	1,198,512
CSX Corporation	19,296	848,638

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

	Shares	Value
COMMON STOCKS—(Continued)
Carnival Corporation	19,796	$880,724
CH Robinson Worldwide, Inc.	7,757	419,809
Expedia, Inc. *	9,280	293,434
Expeditors International of Washington, Inc.	9,672	432,145
Norfolk Southern Corporation	18,206	918,311
Union Pacific Corporation	11,972	1,503,923
United Parcel Service, Inc. Class B	48,074	3,399,793
		9,970,667
TOTAL COMMON STOCKS
(Cost $453,120,226)		588,126,910

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—8.8%
U.S. Government Agencies—8.8%
Federal Home Loan Bank
4.140%	03/14/2008		$12,000,000	11,899,260
Federal National Mortgage Association
4.235%	03/19/2008		55,000,000	54,495,329
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $66,394,589)				66,394,589

U.S. TREASURY OBLIGATIONS—0.6%
U.S. Treasury Bills—0.6%
U.S. Treasury Bill
2.935%	03/20/2008	**
(Cost $4,644,890)			4,675,000	4,644,890

	Shares	Value
RIGHTS—0.0%
Computers & Information—0.0%
Seagate Technology, Inc. Rights Expire TBD *d
(Cost $—)	10,600	—

Coupon Rate	Maturity Date		Face	Value
COMMERCIAL PAPER—11.1%
Banking—7.2%
Royal Bank of Scotland
4.810%	03/18/2008		$25,000,000	24,742,799
Santander Central Hispano Finance, Inc.
4.850%	03/13/2008		30,000,000	29,709,000
				54,451,799
Financial Services—3.9%
Barclays U.S. Funding Corp.
4.940%	03/17/2008		30,000,000	29,687,133
TOTAL COMMERCIAL PAPER
(Cost $84,138,932)				84,138,932

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—2.7%
Institutional Money Market Funds—0.2%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	$1,686,571	$1,686,571
Bank & Certificate Deposits/ Offshore Time Deposits—2.4%
Abbey National PLC
5.160%	01/07/2008	††	421,645	421,645
Abbey National PLC
5.000%	01/09/2008	††	527,055	527,055
ABN Amro Bank NV
5.185%	01/04/2008	††	210,821	210,821
ABN Amro Bank NV
5.160%	01/04/2008	††	316,232	316,232
ABN Amro Bank NV
5.145%	01/03/2008	††	421,643	421,643
Bank of Nova Scotia
4.960%	01/17/2008	††	421,643	421,643
Bank of Nova Scotia
4.850%	01/22/2008	††	421,643	421,643
Barclays
5.350%	01/04/2008	††	210,821	210,821
Barclays
5.000%	01/22/2008	††	527,054	527,054
Barclays
4.880%	02/06/2008	††	316,232	316,232
BNP Paribas
5.200%	01/11/2008	††	210,821	210,821
BNP Paribas
5.150%	01/02/2008	††	210,821	210,821
BNP Paribas
5.010%	01/16/2008	††	632,464	632,464
Calyon
5.120%	03/03/2008	††	210,821	210,821
Calyon
4.250%	01/02/2008	††	2,108,214	2,108,214
Dexia Group
4.755%	01/03/2008	††	948,696	948,696
Fifth Third Bancorp
2.750%	01/02/2008	††	1,054,107	1,054,107
Fortis Bank
4.600%	01/07/2008	††	632,464	632,464
Fortis Bank
4.300%	01/02/2008	††	1,581,161	1,581,161
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	210,821	210,821
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	421,643	421,643
Lloyds TSB Bank
5.150%	01/03/2008	††	316,232	316,232
Lloyds TSB Bank
4.750%	01/24/2008	††	421,643	421,643
Rabobank Nederland
5.080%	01/09/2008	††	210,821	210,821
Rabobank Nederland
4.880%	01/10/2008	††	105,411	105,411
Royal Bank of Scotland
5.000%	01/22/2008	††	316,232	316,232
Royal Bank of Scotland
4.830%	02/05/2008	††	316,232	316,232
Royal Bank of Scotland
4.700%	02/25/2008	††	210,821	210,821

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Asset
Allocation Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Societe Generale
5.150%	01/02/2008	††	$316,232	$316,232
Societe Generale
5.150%	03/03/2008	††	316,232	316,232
Societe Generale
4.900%	02/29/2008	††	421,643	421,643
Svenska Handlesbanken
4.250%	01/02/2008	††	1,817,673	1,817,673
Toronto Dominion Bank
5.100%	01/10/2008	††	316,232	316,232
Toronto Dominion Bank
5.050%	01/11/2008	††	105,411	105,411
Toronto Dominion Bank
4.800%	02/11/2008	††	632,464	632,464
UBS AG
4.920%	01/11/2008	††	316,232	316,232
				18,156,333
Floating Rate Instruments/Master Notes—0.1%
Wells Fargo Bank
4.600%	01/02/2008	††	948,696	948,696
TOTAL CASH EQUIVALENTS
(Cost $20,791,600)				20,791,600
TOTAL INVESTMENTS—101.0%
(Cost $629,090,237)				764,096,921
Other assets less liabilities—(1.0%)				(7,768,054)
NET ASSETS—100.0%				$756,328,867

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

**	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

d	Security has no market value at 12/31/2007.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Equity
Income Fund

	Shares	Value
COMMON STOCKS—96.0%
Aerospace & Defense—1.3%
Honeywell International, Inc.	353,300	$21,752,681
Airlines—1.1%
FedEx Corporation	190,000	16,942,300
Southwest Airlines Company	114,700	1,399,340
		18,341,640
Apparel Retailers—1.3%
Limited Brands, Inc. †	1,210,891	22,922,167
Automotive—1.7%
Ford Motor Company †*	200,000	1,346,000
General Motors Corporation †	804,000	20,011,560
Genuine Parts Company	90,552	4,192,558
Harley-Davidson, Inc.	73,300	3,423,843
		28,973,961
Banking—7.4%
American Express Company	238,200	12,391,164
Bank of America Corporation	390,092	16,095,196
Bank of New York Mellon Corporation	152,400	7,431,024
Capital One Financial Corporation	189,600	8,960,496
Citigroup, Inc.	454,169	13,370,735
Fannie Mae	97,206	3,886,296
Fifth Third Bancorp	158,600	3,985,618
JPMorgan Chase & Company	290,400	12,675,960
Keycorp	100,000	2,345,000
National City Corporation †	85,000	1,399,100
Royal Bank of Scotland Group PLC (United Kingdom)	95,000	835,617
SLM Corporation	553,200	11,141,448
State Street Corporation	61,100	4,961,320
SunTrust Banks, Inc.	97,100	6,067,779
U.S. Bancorp	212,100	6,732,054
Wachovia Corporation	175,804	6,685,826
Wells Fargo & Company	318,900	9,627,591
		128,592,224
Beverages, Food & Tobacco—5.0%
Altria Group, Inc.	197,300	14,911,934
Anheuser-Busch Companies, Inc.	125,000	6,542,500
Campbell Soup Company	45,112	1,611,852
Coca-Cola Company (The)	80,300	4,928,011
General Mills, Inc.	85,222	4,857,654
Hershey Company (The)	99,600	3,924,240
HJ Heinz Company	128,100	5,979,708
Imperial Tobacco Group PLC (United Kingdom)	178,200	19,117,296
Kraft Foods, Inc. Class A	390,224	12,733,009
McCormick & Company, Inc.	75,000	2,843,250
UST, Inc. †	159,037	8,715,228
		86,164,682
Building Materials—2.4%
Cemex SAB de CV Sponsored ADR (Mexico) *	979,107	25,309,916
Home Depot, Inc.	509,200	13,717,848
Vulcan Materials Company †	31,900	2,522,971
		41,550,735
Chemicals—1.4%
Avery Dennison Corporation	91,700	4,872,938
E.I. du Pont de Nemours & Company	343,846	15,160,170
International Flavors & Fragrances, Inc. †	97,200	$4,678,236
		24,711,344
Commercial Services—0.4%
H&R Block, Inc.	199,600	3,706,572
Waste Management, Inc.	100,000	3,267,000
		6,973,572
Communications—3.5%
Alcatel-Lucent SA, Sponsored ADR (France)	300,900	2,202,588
Koninklijke (Royal) Philips Electronics NV NY Shares (Netherlands)	660,000	28,215,000
L-3 Communications Holdings, Inc. †	84,000	8,898,960
Motorola, Inc.	183,400	2,941,736
Nokia Corporation Sponsored ADR (Finland)	393,300	15,098,787
Sony Corporation ADR (Japan)	54,700	2,970,210
		60,327,281
Computer Software & Processing—1.7%
Computer Sciences Corporation *	48,900	2,419,083
Electronic Data Systems Corporation	54,900	1,138,077
Microsoft Corporation	288,000	10,252,800
Symantec Corporation *	659,000	10,636,260
Yahoo!, Inc. *	183,400	4,265,884
		28,712,104
Computers & Information—4.3%
3M Company	160,900	13,567,088
Dell, Inc. *	2,030,100	49,757,751
International Business Machines Corporation	54,300	5,869,830
Pitney Bowes, Inc. †	143,900	5,473,956
		74,668,625
Cosmetics & Personal Care—0.9%
Avon Products, Inc.	114,700	4,534,091
Colgate-Palmolive Company	61,700	4,810,132
Procter & Gamble Company	85,000	6,240,700
		15,584,923
Electric Utilities—3.4%
Dominion Resources, Inc.	182,600	8,664,370
Duke Energy Corporation	642,424	12,957,692
Entergy Corporation	142,900	17,079,408
FirstEnergy Corporation	57,100	4,130,614
NiSource, Inc.	240,400	4,541,156
Pinnacle West Capital Corporation	49,600	2,103,536
Progress Energy, Inc.	100,000	4,843,000
TECO Energy, Inc. †	59,300	1,020,553
Xcel Energy, Inc.	154,500	3,487,065
		58,827,394
Electrical Equipment—2.0%
Cooper Industries Ltd. Class A (Bermuda)	85,300	4,510,664
Emerson Electric Company	219,000	12,408,540
General Electric Company	491,500	18,219,905
		35,139,109

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Equity
Income Fund

	Shares	Value
COMMON STOCKS—(Continued)
Electronics—0.8%
Analog Devices, Inc.	125,000	$3,962,500
Eastman Kodak Company †	149,041	3,259,527
Intel Corporation	117,900	3,143,214
Raytheon Company	42,500	2,579,750
Texas Instruments, Inc.	50,000	1,670,000
		14,614,991
Entertainment & Leisure—3.6%
Discovery Holding Company Class A *	732,316	18,410,424
Mattel, Inc.	175,000	3,332,000
Time Warner, Inc.	363,000	5,993,130
Walt Disney Company	1,054,000	34,023,120
		61,758,674
Financial Services—2.8%
Bear Stearns Companies, Inc. (The) †	71,900	6,345,175
Charles Schwab Corporation (The)	72,900	1,862,595
Countrywide Financial Corporation †	114,000	1,019,160
Legg Mason, Inc.	55,000	4,023,250
Merrill Lynch & Company, Inc.	121,400	6,516,752
Morgan Stanley †	37,000	1,965,070
UBS AG (Switzerland)	570,000	26,220,000
		47,952,002
Forest Products & Paper—0.8%
International Paper Company	244,100	7,903,958
Kimberly-Clark Corporation	45,259	3,138,259
MeadWestvaco Corporation	101,500	3,176,950
		14,219,167
Heavy Machinery—1.4%
Applied Materials, Inc. †	655,100	11,634,576
Stanley Works (The)	278,500	13,501,680
		25,136,256
Home Construction, Furnishings & Appliances—0.6%
DR Horton, Inc. †	133,500	1,758,195
Masco Corporation	170,500	3,684,505
Newell Rubbermaid, Inc.	185,000	4,787,800
Whirlpool Corporation	6,100	497,943
		10,728,443
Household Products—1.3%
Fortune Brands, Inc.	58,700	4,247,532
Illinois Tool Works, Inc.	357,300	19,129,842
		23,377,374
Insurance—9.3%
Allstate Corporation (The)	123,900	6,471,297
American International Group, Inc.	390,514	22,766,966
AON Corporation	582,000	27,755,580
Fairfax Financial Holdings Ltd. (Canada) †	110,000	31,474,300
Genworth Financial, Inc. Class A	81,300	2,069,085
Hartford Financial Services Group, Inc.	106,500	9,285,735
Lincoln National Corporation	91,490	5,326,548
Marsh & McLennan Companies, Inc.	287,300	7,604,831
Progressive Corporation (The)	140,600	$2,693,896
The Chubb Corporation	43,400	2,368,772
Travelers Cos., Inc. (The)	150,306	8,086,463
UnitedHealth Group, Inc.	307,500	17,896,500
WellPoint, Inc. *	205,600	18,037,288
		161,837,261
Media—Broadcasting & Publishing—6.8%
Cablevision Systems Corporation Class A *	91,100	2,231,950
CBS Corporation Class B	124,100	3,381,725
Comcast Corporation Class A *	24,700	451,022
Comcast Corporation Special Class A *	442,500	8,018,100
DIRECTV Group (The), Inc. *	1,099,000	25,408,880
Gannett Company, Inc.	208,000	8,112,000
Liberty Media Corporation Interactive Class A *	1,470,250	28,052,370
Liberty Media Holdings Corporation Capital Class A *	292,050	34,020,904
McGraw-Hill Companies, Inc. (The)	116,100	5,086,341
New York Times Company Class A †	181,900	3,188,707
		117,951,999
Medical Supplies—2.0%
Baxter International, Inc.	261,100	15,156,855
Boston Scientific Corporation *	175,000	2,035,250
Johnson & Johnson	269,300	17,962,310
		35,154,415
Metals—0.2%
Alcoa, Inc.	90,900	3,322,395
Oil & Gas—11.8%
BP Amoco PLC ADR (United Kingdom)	66,998	4,902,244
Baker Hughes, Inc.	50,000	4,055,000
BJ Services Company	91,800	2,227,068
Chesapeake Energy Corporation †	851,000	33,359,200
Chevron Corporation	151,658	14,154,241
ConocoPhillips	230,700	20,370,810
Exxon Mobil Corporation	148,660	13,927,955
Hess Corporation	182,000	18,356,520
Marathon Oil Corporation	299,200	18,209,312
Murphy Oil Corporation	40,000	3,393,600
Occidental Petroleum Corporation	291,200	22,419,488
Pioneer Natural Resources Company †	527,000	25,738,680
Royal Dutch Shell PLC Class A ADR (United Kingdom)	121,381	10,220,280
Spectra Energy Corp. †	525,312	13,563,556
		204,897,954
Pharmaceuticals—4.7%
Abbott Laboratories	75,000	4,211,250
Amgen, Inc. *	103,900	4,825,116
Bristol-Myers Squibb Company	655,500	17,383,860
Cardinal Health, Inc.	6,100	352,275
Eli Lilly & Company	140,600	7,506,634
Merck & Company, Inc.	140,500	8,164,455
Pfizer, Inc.	917,000	20,843,410
Schering-Plough Corporation	195,500	5,208,120
Wyeth	293,600	12,974,184
		81,469,304
Restaurants—1.7%
Yum! Brands, Inc.	751,000	28,740,770

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Equity
Income Fund

	Shares	Value
COMMON STOCKS—(Continued)
Retailers—2.6%
Bed Bath & Beyond, Inc. †*	132,300	$3,888,297
eBay, Inc. *	862,000	28,609,780
JC Penney Company, Inc.	107,200	4,715,728
Office Depot, Inc. *	181,500	2,524,665
Walgreen Company	6,100	232,288
Wal-Mart Stores, Inc.	120,300	5,717,859
		45,688,617
Telephone Systems—5.8%
AT&T, Inc.	595,742	24,759,038
Level 3 Communications, Inc. †*	7,132,000	21,681,280
Qwest Communications International, Inc. †*	600,000	4,206,000
Sprint Nextel Corporation	1,823,400	23,941,242
Verizon Communications, Inc.	579,141	25,302,670
		99,890,230
Transportation—2.0%
Burlington Northern Santa Fe Corporation	156,000	12,983,880
Carnival Corporation	291,200	12,955,488
Union Pacific Corporation	40,297	5,062,109
United Parcel Service, Inc. Class B	50,000	3,536,000
		34,537,477
TOTAL COMMON STOCKS
(Cost $1,395,952,217)		1,664,519,771

CONVERTIBLE PREFERRED STOCKS—0.0%
Banking—0.0%
SLM Corp. ‡
(Cost $300,000)	300	300,000

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—0.1%
U.S. Government Agencies—0.1%
Federal Home Loan Bank
4.250%	01/22/2008		$2,500,000	2,493,802
Federal National Mortgage Association
4.300%	01/24/2008		107,000	106,706
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,600,508)				2,600,508

COMMERCIAL PAPER—1.3%
Banking—0.3%
Bank of America Corp.
4.850%	01/18/2008		2,400,000	2,394,504
Ciesco LLC 144A
4.900%	01/18/2008	**	2,550,000	2,544,099
DnB NOR Bank ASA (Norway)
5.060%	02/01/2008		1,100,000	1,095,207
				6,033,810
Commercial Services—0.2%
Cargill, Inc. 144A
5.050%	01/31/2008	**	2,800,000	2,788,217

Coupon Rate	Maturity Date		Face	Value
Financial Services—0.8%
Bryant Park Funding LLC 144A
5.250%	02/21/2008	**	$1,000,000	$992,562
DaimlerChrysler Revolving Auto Conduit LLC
5.450%	02/22/2008		6,400,000	6,349,618
Falcon Asset Securitization Corporation 144A
4.800%	02/01/2008	**	500,000	497,933
Ranger Funding Co. LLC 144A
5.050%	03/10/2008	**	2,893,000	2,864,998
Ranger Funding Co. LLC 144A
5.020%	01/25/2008	**	500,000	498,327
Solitaire Funding, Ltd., 144A
5.000%	03/19/2008	**	3,000,000	2,967,500
				14,170,938
TOTAL COMMERCIAL PAPER
(Cost $22,992,965)				22,992,965

CASH EQUIVALENTS—9.2%
Institutional Money Market Funds—0.8%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	12,923,590	12,923,590
Bank & Certificate Deposits/ Offshore Time Deposits—8.0%
Abbey National PLC
5.160%	01/07/2008	††	3,230,897	3,230,897
Abbey National PLC
5.000%	01/09/2008	††	4,038,622	4,038,622
ABN Amro Bank NV
5.185%	01/04/2008	††	1,615,449	1,615,449
ABN Amro Bank NV
5.160%	01/04/2008	††	2,423,173	2,423,173
ABN Amro Bank NV
5.145%	01/03/2008	††	3,230,897	3,230,897
Bank of Nova Scotia
4.960%	01/17/2008	††	3,230,897	3,230,897
Bank of Nova Scotia
4.850%	01/22/2008	††	3,230,897	3,230,897
Barclays
5.350%	01/04/2008	††	1,615,449	1,615,449
Barclays
5.000%	01/22/2008	††	4,038,622	4,038,622
Barclays
4.880%	02/06/2008	††	2,423,173	2,423,173
BNP Paribas
5.200%	01/11/2008	††	1,615,449	1,615,449
BNP Paribas
5.150%	01/02/2008	††	1,615,449	1,615,449
BNP Paribas
5.010%	01/16/2008	††	4,846,346	4,846,346
Calyon
5.120%	03/03/2008	††	1,615,449	1,615,449
Calyon
4.250%	01/02/2008	††	16,154,487	16,154,487
Dexia Group
4.755%	01/03/2008	††	7,269,519	7,269,519
Fifth Third Bancorp
2.750%	01/02/2008	††	8,077,244	8,077,244
Fortis Bank
4.600%	01/07/2008	††	4,846,346	4,846,346
Fortis Bank
4.300%	01/02/2008	††	12,115,865	12,115,865
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	1,615,449	1,615,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Equity
Income Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	$3,230,897	$3,230,897
Lloyds TSB Bank
5.150%	01/03/2008	††	2,423,173	2,423,173
Lloyds TSB Bank
4.750%	01/24/2008	††	3,230,897	3,230,897
Rabobank Nederland
5.080%	01/09/2008	††	1,615,449	1,615,449
Rabobank Nederland
4.880%	01/10/2008	††	807,725	807,725
Royal Bank of Scotland
5.000%	01/22/2008	††	2,423,173	2,423,173
Royal Bank of Scotland
4.830%	02/05/2008	††	2,423,173	2,423,173
Royal Bank of Scotland
4.700%	02/25/2008	††	1,615,449	1,615,449
Societe Generale
5.150%	01/02/2008	††	2,423,173	2,423,173
Societe Generale
5.150%	03/03/2008	††	2,423,173	2,423,173
Societe Generale
4.900%	02/29/2008	††	3,230,897	3,230,897
Svenska Handlesbanken
4.250%	01/02/2008	††	13,928,175	13,928,175
Toronto Dominion Bank
5.100%	01/10/2008	††	2,423,174	2,423,174
Toronto Dominion Bank
5.050%	01/11/2008	††	807,724	807,724
Toronto Dominion Bank
4.800%	02/11/2008	††	4,846,346	4,846,346
UBS AG
4.920%	01/11/2008	††	2,423,174	2,423,174
				139,125,451
Floating Rate Instruments/Master Notes—0.4%
Wells Fargo Bank
4.600%	01/02/2008	††	7,269,519	7,269,519
TOTAL CASH EQUIVALENTS
(Cost $159,318,560)				159,318,560

REPURCHASE AGREEMENTS—2.5%
State Street Bank & Trust Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $42,749,598 and an effective yield of 3.65% collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.166% – 5.5275%, and maturities ranging from 04/01/2034 – 06/15/2034, and an aggregate market value of $43,600,420.			42,740,931	42,740,931
TOTAL INVESTMENTS—109.1%
(Cost $1,623,905,181)				1,892,472,735
Other assets less liabilities—(9.1%)				(157,722,757)
NET ASSETS—100.0%				$1,734,749,978

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

†	Denotes all or a portion of security on loan.

*	Non-income producing security.

‡	Security valued at fair value as determined by policies approved by the board of directors.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.70% of Total Investments.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Growth &
Income Fund

	Shares	Value
COMMON STOCKS—97.7%
Advertising—0.4%
Monster Worldwide, Inc. *	59,800	$1,937,520
Omnicom Group	62,500	2,970,625
		4,908,145
Aerospace & Defense—2.2%
Boeing Company (The)	36,100	3,157,306
General Dynamics Corporation	173,800	15,466,462
Lockheed Martin Corporation	4,200	442,092
United Technologies Corporation	72,200	5,526,188
		24,592,048
Airlines—0.3%
AMR Corporation *†	59,000	827,770
FedEx Corporation	17,300	1,542,641
Southwest Airlines Company	82,700	1,008,940
		3,379,351
Apparel Retailers—0.9%
Gap (The), Inc.	159,900	3,402,672
Kohl’s Corporation *	87,000	3,984,600
Nordstrom, Inc.	22,500	826,425
Urban Outfitters, Inc. *†	44,400	1,210,344
		9,424,041
Automotive—0.3%
Ford Motor Company *†	247,900	1,668,367
General Motors Corporation	37,000	920,930
Paccar, Inc.	5,800	315,984
		2,905,281
Banking—10.3%
American Express Company	84,000	4,369,680
AmeriCredit Corporation *†	47,900	612,641
Bank of America Corporation	277,600	11,453,776
Bank of New York Mellon Corporation	166,743	8,130,389
Capital One Financial Corporation	25,400	1,200,404
Citigroup, Inc.	41,250	1,214,400
Discover Financial Services	173,802	2,620,934
Fannie Mae	58,400	2,334,832
Fifth Third Bancorp	41,000	1,030,330
Freddie Mac	58,000	1,976,060
Hudson City Bancorp, Inc.	204,700	3,074,594
IndyMac Bancorp, Inc. †	82,400	490,280
JPMorgan Chase & Company	320,436	13,987,031
Lloyds Tsp Group Plc ADR (United Kingdom)	183,000	6,889,950
Northern Trust Corporation	47,200	3,614,576
PNC Financial Services Group, Inc.	73,900	4,851,535
SLM Corporation	135,300	2,724,942
State Street Corporation	100,900	8,193,080
SunTrust Banks, Inc.	75,400	4,711,746
U.S. Bancorp	202,300	6,421,002
Wachovia Corporation	359,230	13,661,517
Washington Mutual, Inc. †	173,400	2,359,974
Wells Fargo & Company	244,700	7,387,493
		113,311,166
Beverages, Food & Tobacco—4.6%
Altria Group, Inc.	129,203	9,765,163
Anheuser-Busch Companies, Inc.	15,300	800,802
Campbell Soup Company	26,500	946,845
Coca-Cola Company (The)	39,000	2,393,430
ConAgra Foods, Inc.	136,700	3,252,093
General Mills, Inc.	10,700	$609,900
Kellogg Company	71,900	3,769,717
Kraft Foods, Inc. Class A	115,682	3,774,704
Pepsico, Inc.	166,500	12,637,350
Sara Lee Corporation	143,200	2,299,792
Supervalu, Inc.	127,700	4,791,304
Sysco Corporation	37,400	1,167,254
Tyson Foods, Inc. Class A	206,800	3,170,244
Unilever NV (Netherlands)	43,400	1,582,364
		50,960,962
Building Materials—0.6%
Home Depot, Inc.	49,000	1,320,060
Lowe’s Companies, Inc.	193,900	4,386,018
Vulcan Materials Company	8,800	695,992
		6,402,070
Chemicals—2.7%
Agrium, Inc. (Canada)	100,100	7,228,221
Celanese Corporation Class A	18,600	787,152
Dow Chemical Company (The)	100,600	3,965,652
E.I. du Pont de Nemours & Company	135,700	5,983,013
Monsanto Company	61,900	6,913,611
Potash Corporation of Saskatchewan, Inc. (Canada)	31,500	4,534,740
Praxair, Inc.	6,400	567,744
		29,980,133
Coal—0.2%
Arch Coal, Inc.	20,500	921,065
Peabody Energy Corporation	20,600	1,269,784
		2,190,849
Commercial Services—0.9%
Accenture Ltd. Class A (Bermuda)	54,200	1,952,826
Fluor Corporation	28,900	4,211,308
MasterCard, Inc. Class A †	3,200	688,640
Moody’s Corporation	23,600	842,520
Paychex, Inc.	22,800	825,816
Siemens AG Sponsored ADR (Germany)	7,500	1,180,200
		9,701,310
Communications—1.9%
American Tower Corporation Class A *	146,600	6,245,160
Arris Group, Inc. *†	161,300	1,609,774
Ciena Corporation *†	19,600	668,556
Network Appliance, Inc. *	18,900	471,744
Nokia Corporation Sponsored ADR (Finland)	116,000	4,453,240
Polycom, Inc. *†	28,200	783,396
Qualcomm, Inc.	162,400	6,390,440
		20,622,310
Computer Software & Processing—6.7%
Adobe Systems, Inc. *	44,200	1,888,666
Affiliated Computer Services, Inc. Class A *	22,200	1,001,220
Autodesk, Inc. *	50,700	2,522,832
Automatic Data Processing, Inc.	91,400	4,070,042
Cerner Corporation *†	13,900	783,960
Electronic Arts, Inc. *	60,700	3,545,487
Fiserv, Inc. *	14,500	804,605
Google, Inc. Class A *	32,500	22,473,100
Intuit, Inc. *	48,100	1,520,441

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Growth &
Income Fund

	Shares	Value
COMMON STOCKS—(Continued)
Juniper Networks, Inc. *	162,900	$5,408,280
McAfee, Inc. *	10,800	405,000
Microsoft Corporation	453,800	16,155,280
Oracle Corporation *	179,300	4,048,594
SAP AG ADR (Germany) †	15,500	791,275
Sun Microsystems, Inc. *†	190,925	3,461,470
Tomtom NV (Netherlands) *	2,900	218,346
VeriSign, Inc. *	47,700	1,793,997
Yahoo!, Inc. *	122,100	2,840,046
		73,732,641
Computers & Information—3.9%
Apple Computer, Inc. *	49,200	9,745,536
Brocade Communications Systems, Inc. *	159,100	1,167,794
Dell, Inc. *	172,200	4,220,622
EMC Corporation *	167,100	3,096,363
Hewlett-Packard Company	161,700	8,162,616
Ingram Micro, Inc. Class A *	200,700	3,620,628
International Business Machines Corporation	35,000	3,783,500
International Game Technology	28,000	1,230,040
Jabil Circuit, Inc.	135,300	2,066,031
SanDisk Corporation *	113,400	3,761,478
Seagate Technology (Cayman Islands)	68,700	1,751,850
VeriFone Holdings, Inc. *†	39,900	927,675
		43,534,133
Cosmetics & Personal Care—0.8%
Colgate-Palmolive Company	51,300	3,999,348
Procter & Gamble Company	64,875	4,763,122
		8,762,470
Education—0.1%
Apollo Group, Inc. Class A *	10,100	708,515
Electric Utilities—2.7%
Allegheny Energy, Inc.	6,800	432,548
Consolidated Edison, Inc.	56,500	2,760,025
Edison International	41,900	2,236,203
Entergy Corporation	36,000	4,302,720
Exelon Corporation	43,600	3,559,504
FPL Group, Inc.	139,800	9,460,266
Pinnacle West Capital Corporation	21,700	920,297
SCANA Corporation	60,300	2,541,645
Southern Company (The)	99,100	3,840,125
		30,053,333
Electrical Equipment—3.3%
Cooper Industries Ltd. Class A (Bermuda)	23,000	1,216,240
Emerson Electric Company	14,700	832,902
Energizer Holdings, Inc. *	11,100	1,244,643
General Electric Company	880,600	32,643,842
		35,937,627
Electronics—4.3%
Altera Corporation	110,400	2,132,928
Analog Devices, Inc.	61,100	1,936,870
ASML Holding NV New York Registered Shares (Netherlands) *†	8,666	271,159
Broadcom Corporation Class A *	30,400	794,656
Cisco Systems, Inc. *	616,850	16,698,129
Flextronics International Ltd. (Singapore) *	50,500	609,030
Intel Corporation	443,300	$11,818,378
Marvell Technology Group Ltd. (Bermuda) *	188,800	2,639,424
Maxim Integrated Products, Inc.	54,500	1,443,160
Micron Technology, Inc. *†	286,100	2,074,225
Qimonda AG, ADR (Germany) *	81,300	581,295
Rockwell Collins, Inc.	20,600	1,482,582
Silicon Laboratories, Inc. *	5,700	213,351
Texas Instruments, Inc.	43,500	1,452,900
Xilinx, Inc.	138,000	3,018,060
		47,166,147
Entertainment & Leisure—0.9%
Discovery Holding Company Class A *	32,400	814,536
Nintendo Company Ltd., ADR (Japan)	17,900	1,320,125
Time Warner, Inc.	268,100	4,426,331
Walt Disney Company	114,100	3,683,148
		10,244,140
Environmental—1.2%
Agilent Technologies, Inc. *	33,872	1,244,457
Danaher Corporation	130,800	11,476,392
		12,720,849
Financial Services—4.8%
Ameriprise Financial, Inc.	39,800	2,193,378
Berkshire Hathaway, Inc. Class A *	18	2,548,800
BlackRock, Inc.	3,000	650,400
Charles Schwab Corporation (The)	153,300	3,916,815
CME Group, Inc.	4,200	2,881,200
Franklin Resources, Inc.	43,500	4,977,705
Goldman Sachs Group, Inc.	77,800	16,730,890
IntercontinentalExchange, Inc. *	400	77,000
Lehman Brothers Holdings, Inc.	38,700	2,532,528
Merrill Lynch & Company, Inc.	37,100	1,991,528
Morgan Stanley †	153,400	8,147,074
UBS AG (Switzerland)	58,500	2,691,239
UBS AG (Switzerland)	80,300	3,693,800
		53,032,357
Food Retailers—0.8%
Kroger Company (The)	140,700	3,758,097
Safeway, Inc.	104,200	3,564,682
Starbucks Corporation *	52,600	1,076,722
		8,399,501
Forest Products & Paper—0.4%
Kimberly-Clark Corporation	38,300	2,655,722
Smurfit-Stone Container Corporation *†	194,000	2,048,640
		4,704,362
Health Care Providers—0.7%
DaVita, Inc. *	29,400	1,656,690
Express Scripts, Inc. *	38,300	2,795,900
Laboratory Corporation of America Holdings *	37,700	2,847,481
		7,300,071
Heavy Construction—0.6%
Foster Wheeler Ltd. (Bermuda) *	25,800	3,999,516
Lennar Corporation Class A	31,100	556,379
McDermott International, Inc. *	39,100	2,308,073
		6,863,968

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Growth &
Income Fund

	Shares	Value
COMMON STOCKS—(Continued)
Heavy Machinery—1.7%
Applied Materials, Inc.	270,100	$4,796,976
Caterpillar, Inc.	11,500	834,440
Deere & Company	12,500	1,164,000
Lam Research Corporation *	19,000	821,370
Smith International, Inc.	92,900	6,860,665
Trane, Inc.	100,100	4,675,671
		19,153,122
Home Construction, Furnishings & Appliances—0.1%
Jarden Corporation *†	18,100	427,341
Johnson Controls, Inc.	26,500	955,060
		1,382,401
Household Products—0.4%
Illinois Tool Works, Inc.	84,100	4,502,714
Industrial—Diversified—0.0%
Tyco International Ltd. (Bermuda)	12,900	511,485
Insurance—6.2%
ACE Ltd. (Cayman Islands)	98,500	6,085,330
Aflac, Inc.	21,800	1,365,334
Aetna, Inc.	155,500	8,977,015
Allstate Corporation (The)	107,700	5,625,171
AMBAC Financial Group, Inc. †	65,300	1,682,781
American International Group, Inc.	171,300	9,986,790
Cigna Corporation	5,400	290,142
Hartford Financial Services Group, Inc.	6,400	558,016
Humana, Inc. *	27,300	2,055,963
MBIA, Inc. †	71,000	1,322,730
Marsh & McLennan Companies, Inc.	79,300	2,099,071
Progressive Corporation (The)	45,700	875,612
Prudential Financial, Inc.	38,600	3,591,344
The Chubb Corporation	90,800	4,955,864
UnitedHealth Group, Inc.	160,300	9,329,460
WellPoint, Inc. *	91,600	8,036,068
XL Capital Ltd. Class A (Cayman Islands)	21,000	1,056,510
		67,893,201
Lodging—0.8%
Las Vegas Sands Corporation *†	35,700	3,678,885
MGM MIRAGE *	20,300	1,705,606
Marriott International, Inc. Class A	56,700	1,938,006
Starwood Hotels & Resorts Worldwide, Inc.	7,500	330,225
Wynn Resorts Ltd. †	10,700	1,199,791
		8,852,513
Media—Broadcasting & Publishing—0.9%
CBS Corporation Class B	53,800	1,466,050
Comcast Corporation Class A *	148,750	2,716,175
Gannett Company, Inc.	23,600	920,400
McGraw-Hill Companies, Inc. (The)	35,300	1,546,493
Shaw Communications, Inc. Class B (Canada) †	32,700	774,336
Time Warner Cable, Inc. Class A *	27,100	747,960
Viacom, Inc. Class B *	31,400	1,379,088
		9,550,502
Medical Supplies—3.4%
Alcon, Inc. (Switzerland)	14,700	$2,102,688
Allergan, Inc.	96,800	6,218,432
Baxter International, Inc.	205,900	11,952,495
KLA-Tencor Corporation	79,100	3,809,456
Medtronic, Inc.	129,800	6,525,046
St. Jude Medical, Inc. *	71,800	2,917,952
Stryker Corporation	42,800	3,198,016
Thermo Fisher Scientific, Inc. *	11,600	669,088
		37,393,173
Metals—1.2%
Allegheny Technologies, Inc.	4,800	414,720
Barrick Gold Corporation (Canada)	118,500	4,982,925
Cleveland-Cliffs, Inc.	4,400	443,520
Corning, Inc.	280,200	6,721,998
Newmont Mining Corporation	23,000	1,123,090
		13,686,253
Mining—0.5%
Freeport-McMoran Copper & Gold, Inc.	54,600	5,593,224
Oil & Gas—8.7%
Anadarko Petroleum Corporation	9,800	643,762
Baker Hughes, Inc.	74,700	6,058,170
BJ Services Company	90,500	2,195,530
Chevron Corporation	91,172	8,509,083
ConocoPhillips	93,400	8,247,220
EOG Resources, Inc.	12,600	1,124,550
Exxon Mobil Corporation	212,500	19,909,125
MDU Resources Group, Inc.	34,800	960,828
Murphy Oil Corporation	40,100	3,402,084
Newfield Exploration Company *	146,700	7,731,090
Occidental Petroleum Corporation	52,500	4,041,975
Royal Dutch Shell PLC Class A ADR (United Kingdom) †	53,700	4,521,540
Royal Dutch Shell PLC Class B, ADR (United Kingdom)	21,356	1,772,548
Schlumberger Ltd. (Netherland Antilles)	155,200	15,267,024
Total Fina SA ADR (France)	36,300	2,998,380
Weatherford International Ltd. (Bermuda) *	39,200	2,689,120
XTO Energy, Inc.	113,500	5,829,360
		95,901,389
Pharmaceuticals—6.5%
Abbott Laboratories	95,400	5,356,711
AstraZeneca Group PLC ADR (United Kingdom)	95,700	4,097,874
Bare Escentuals, Inc. *†	32,800	795,400
Bristol-Myers Squibb Company	206,100	5,465,772
Cardinal Health, Inc.	24,900	1,437,975
Celgene Corporation *	44,800	2,070,208
Forest Laboratories, Inc. *	77,700	2,832,165
Genentech, Inc. *	162,600	10,905,582
Gilead Sciences, Inc. *	133,000	6,119,330
ImClone Systems, Inc. *	63,800	2,743,400
McKesson Corporation	28,500	1,867,035
Medco Health Solutions, Inc. *	30,400	3,082,560
Merck & Company, Inc.	61,300	3,562,143
Millennium Pharmaceuticals, Inc. *	116,100	1,739,178
Novartis AG (Switzerland)	4,100	223,714
Pfizer, Inc.	83,000	1,886,590
Roche Holding AG—Genusschein (Switzerland)	15,323	2,642,870
Sanofi-Aventis, ADR (France) †	58,600	2,668,058

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Growth &
Income Fund

			Shares	Value
COMMON STOCKS—(Continued)
Schering-Plough Corporation			75,800	$2,019,312
Sepracor, Inc.		*	57,500	1,509,375
Teva Pharmaceutical Industries Ltd., ADR (Israel)			28,100	1,306,088
Wyeth			165,300	7,304,607
				71,635,947
Real Estate—0.5%
Douglas Emmett, Inc. REIT			21,400	483,854
General Growth Properties, Inc. REIT		†	7,210	296,908
Host Hotels & Resorts, Inc. REIT		†	270,345	4,606,679
				5,387,441
Restaurants—0.6%
McDonald’s Corporation			113,900	6,709,849
Retailers—4.9%
Amazon.com, Inc.		*	81,800	7,577,952
Bed Bath & Beyond, Inc.		*†	42,700	1,254,953
Best Buy Company, Inc.			88,200	4,643,730
CVS Caremark Corporation			401,186	15,947,144
Costco Wholesale Corporation			31,300	2,183,488
eBay, Inc.		*	229,400	7,613,786
Fastenal Company		†	2,000	80,840
Macy’s, Inc.			82,300	2,129,101
Target Corporation			181,100	9,055,000
Walgreen Company			18,200	693,056
Wal-Mart Stores, Inc.			52,400	2,490,572
				53,669,622
Telephone Systems—3.9%
America Movil SA de CV, ADR (Mexico)			88,500	5,433,015
AT&T, Inc.			533,906	22,189,133
Level 3 Communications, Inc.		*†	271,600	825,664
MetroPCS Communications, Inc.		*†	25,400	494,030
Rogers Communications, Inc. (Canada)		†	76,400	3,457,100
Sprint Nextel Corporation			35,400	464,802
Time Warner Telecom, Inc. Class A		*	132,600	2,690,454
Verizon Communications, Inc.			174,400	7,619,536
				43,173,734
Textiles, Clothing & Fabrics—0.3%
Coach, Inc.		*	78,800	2,409,704
Hanesbrands, Inc.		*	54,437	1,479,053
				3,888,757
Transportation—0.6%
Expeditors International of Washington, Inc.			18,900	844,452
United Parcel Service, Inc. Class B			75,800	5,360,576
				6,205,028
TOTAL COMMON STOCKS
(Cost $919,076,394)				1,076,628,135

CONVERTIBLE PREFERRED STOCKS—0.2%
Banking—0.2%
SLM Corp.		‡	300	300,000
Washington Mutual, Inc.		†	1,650	1,460,250
				1,760,250

Coupon Rate	Maturity Date		Face	Value
CONVERTIBLE DEBT OBLIGATIONS—0.2%
Automotive—0.1%
Ford Motor Company
4.250%	12/15/2036		$918,000	$916,853
Pharmaceuticals—0.1%
Schering-Plough Corporation
6.000%	08/13/2010		3,700	898,397
TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $1,848,598)				1,815,250

U.S. GOVERNMENT AGENCY OBLIGATIONS—0.0%
U.S. Government Agencies—0.0%
Federal Home Loan Bank
4.250%	01/22/2008
(Cost $299,256)			300,000	299,256

COMMERCIAL PAPER—0.2%
Banking—0.1%
General Electric Capital Services, Inc.
4.550%	01/22/2008		1,000,000	997,346
Financial Services—0.1%
DaimlerChrysler Revolving Auto Conduit LLC
5.450%	02/22/2008		400,000	396,851
Solitaire Funding, Ltd., 144A		**
5.000%	03/19/2008		800,000	791,333
				1,188,184
TOTAL COMMERCIAL PAPER
(Cost $2,185,530)				2,185,530

CASH EQUIVALENTS—4.1%
Institutional Money Market Funds—0.3%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	3,672,345	3,672,345
Bank & Certificate Deposits/ Offshore Time Deposits—3.6%
Abbey National PLC
5.160%	01/07/2008	††	918,086	918,086
Abbey National PLC
5.000%	01/09/2008	††	1,147,608	1,147,608
ABN Amro Bank NV
5.185%	01/04/2008	††	459,043	459,043
ABN Amro Bank NV
5.160%	01/04/2008	††	688,565	688,565
ABN Amro Bank NV
5.145%	01/03/2008	††	918,086	918,086
Bank of Nova Scotia
4.960%	01/17/2008	††	918,086	918,086
Bank of Nova Scotia
4.850%	01/22/2008	††	918,086	918,086
Barclays
5.350%	01/04/2008	††	459,043	459,043
Barclays
5.000%	01/22/2008	††	1,147,608	1,147,608
Barclays
4.880%	02/06/2008	††	688,565	688,565
BNP Paribas
5.200%	01/11/2008	††	459,043	459,043

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Growth &
Income Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
BNP Paribas
5.150%	01/02/2008	††	$459,043	$459,043
BNP Paribas
5.010%	01/16/2008	††	1,377,129	1,377,129
Calyon
5.120%	03/03/2008	††	459,043	459,043
Calyon
4.250%	01/02/2008	††	4,590,430	4,590,430
Dexia Group
4.755%	01/03/2008	††	2,065,694	2,065,694
Fifth Third Bancorp
2.750%	01/02/2008	††	2,295,215	2,295,215
Fortis Bank
4.600%	01/07/2008	††	1,377,129	1,377,129
Fortis Bank
4.300%	01/02/2008	††	3,442,823	3,442,823
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	459,043	459,043
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	918,086	918,086
Lloyds TSB Bank
5.150%	01/03/2008	††	688,565	688,565
Lloyds TSB Bank
4.750%	01/24/2008	††	918,086	918,086
Rabobank Nederland
5.080%	01/09/2008	††	459,043	459,043
Rabobank Nederland
4.880%	01/10/2008	††	229,522	229,522
Royal Bank of Scotland
5.000%	01/22/2008	††	688,565	688,565
Royal Bank of Scotland
4.830%	02/05/2008	††	688,565	688,565
Royal Bank of Scotland
4.700%	02/25/2008	††	459,043	459,043
Societe Generale
5.150%	01/02/2008	††	688,565	688,565
Societe Generale
5.150%	03/03/2008	††	688,565	688,565
Societe Generale
4.900%	02/29/2008	††	918,086	918,086
Svenska Handlesbanken
4.250%	01/02/2008	††	3,957,805	3,957,805
Toronto Dominion Bank
5.100%	01/10/2008	††	688,565	688,565
Toronto Dominion Bank
5.050%	01/11/2008	††	229,522	229,522
Toronto Dominion Bank
4.800%	02/11/2008	††	1,377,129	1,377,129
UBS AG
4.920%	01/11/2008	††	688,565	688,565
				39,533,645
Floating Rate Instruments/Master Notes—0.2%
Wells Fargo Bank
4.600%	01/02/2008	††	2,065,690	2,065,690
TOTAL CASH EQUIVALENTS
(Cost $45,271,680)				45,271,680

	Face	Value
REPURCHASE AGREEMENTS—2.0%
State Street Bank and Trust Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $22,060,211 and an effective yield of 3.65%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.252% – 5.355%, maturities ranging from 02/01/2034 – 05/25/2034 and an aggregate market value of $22,500,136.	$22,055,740	$22,055,740
TOTAL INVESTMENTS—104.4%
(Cost $992,665,542)		1,150,015,841
Other assets less liabilities—(4.4%)		(48,315,380)
NET ASSETS—100.0%		$1,101,700,461

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

‡	Security valued at fair value as determined by policies approved by the board of directors.

††	Represents reinvestment of collateral received in conjunction with securities lending.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.07% of Total Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Growth Fund

	Shares	Value
COMMON STOCKS—96.8%
Advertising—0.3%
Omnicom Group	165,900	$7,885,227
Aerospace & Defense—0.8%
Boeing Company (The)	16,100	1,408,106
Honeywell International, Inc.	59,100	3,638,787
Lockheed Martin Corporation	12,200	1,284,172
Northrop Grumman Corporation	48,000	3,774,720
United Technologies Corporation	124,900	9,559,846
		19,665,631
Agriculture, Forestry & Fishing—0.1%
Terra Industries, Inc. *	34,800	1,662,048
Airlines—0.6%
FedEx Corporation	160,900	14,347,453
Apparel Retailers—0.3%
Kohl’s Corporation *	193,900	8,880,620
Automotive—0.1%
Autonation, Inc. *	107,948	1,690,466
Ford Motor Company *†	41,600	279,968
		1,970,434
Banking—1.6%
Bank of America Corporation	38,700	1,596,762
Bank of New York Mellon Corporation	38,800	1,891,888
JPMorgan Chase & Company	70,800	3,090,420
Wells Fargo & Company	1,117,200	33,728,268
		40,307,338
Beverages, Food & Tobacco—5.9%
Altria Group, Inc.	65,946	4,984,199
Anheuser-Busch Companies, Inc.	461,000	24,128,740
Bunge Ltd.	84,300	9,813,363
Coca-Cola Company (The)	595,700	36,558,109
Hansen Natural Corporation *†	3,500	155,015
Kraft Foods, Inc. Class A	571,200	18,638,256
Nestle SA-Sponsored ADR (Switzerland)	103,200	11,888,640
PepsiAmericas, Inc.	5,500	183,260
Pepsico, Inc.	495,100	37,578,090
Tyson Foods, Inc. Class A	163,100	2,500,323
UST, Inc. †	67,178	3,681,354
Universal Corporation †	13,500	691,470
		150,800,819
Building Materials—0.7%
Home Depot, Inc.	35,400	953,676
Lowe’s Companies, Inc.	739,800	16,734,276
		17,687,952
Chemicals—0.7%
Celanese Corporation Class A	12,000	507,840
CF Industries Holdings, Inc.	33,900	3,731,034
Lubrizol Corporation	1,300	70,408
Monsanto Company	11,470	1,281,084
Mosaic Company (The) *	4,900	462,266
Praxair, Inc.	121,300	10,760,523
		16,813,155
Commercial Services—4.2%
Accenture Ltd. Class A (Bermuda)	115,300	4,154,259
Cintas Corporation	194,100	6,525,642
Dun & Bradstreet Company	5,500	$487,465
Fluor Corporation	171,700	25,020,124
KBR, Inc. *	9,800	380,240
Manpower, Inc.	32,849	1,869,108
MasterCard, Inc. Class A †	14,800	3,184,960
Paychex, Inc.	644,550	23,345,601
Quanta Services, Inc. *†	737,800	19,359,872
Ryder System, Inc. †	14,400	676,944
Shaw Group, Inc. (The) *	394,200	23,825,448
		108,829,663
Communications—6.2%
Ciena Corporation *†	4,300	146,673
L-3 Communications Holdings, Inc.	10,300	1,091,182
Nokia Corporation Sponsored ADR (Finland)	2,162,300	83,010,697
Qualcomm, Inc.	1,239,100	48,758,585
XM Satellite Radio Holdings, Inc. Class A *†	2,053,400	25,133,616
		158,140,753
Computer Software & Processing—13.6%
Adobe Systems, Inc. *	24,300	1,038,339
Advent Software, Inc. *†	3,000	162,300
Amdocs Ltd. *	171,100	5,897,817
Autodesk, Inc. *	199,800	9,942,048
Automatic Data Processing, Inc.	914,900	40,740,497
CA, Inc.	88,900	2,218,055
Cognizant Technology Solutions Corporation *†	272,000	9,231,680
Electronic Arts, Inc. *†	425,500	24,853,455
Fair Isaac Corporation	35,900	1,154,185
Google, Inc. Class A *	96,985	67,063,188
Juniper Networks, Inc. *	129,100	4,286,120
Microsoft Corporation	3,002,410	106,885,796
Novell, Inc. *	21,500	147,705
Oracle Corporation *	314,800	7,108,184
Red Hat, Inc. *†	646,000	13,462,640
Symantec Corporation *	240,000	3,873,600
Synopsys, Inc. *	59,938	1,554,192
Teradata Corporation *	5,300	145,273
VeriSign, Inc. *	13,300	500,213
Yahoo!, Inc. *	2,140,500	49,788,030
		350,053,317
Computers & Information—3.4%
3M Company	34,700	2,925,904
Apple Computer, Inc. *	36,600	7,249,728
Dell, Inc. *	119,000	2,916,690
EMC Corporation *	697,000	12,915,410
Hewlett-Packard Company	257,200	12,983,456
Ingram Micro, Inc. Class A *	2,200	39,688
International Business Machines Corporation	438,600	47,412,660
Lexmark International, Inc. *	3,900	135,954
Tech Data Corporation *	10,500	396,060
		86,975,550
Containers & Packaging—0.0%
Owens-IIlinois, Inc. *†	8,600	425,700
Cosmetics & Personal Care—1.3%
Ecolab, Inc.	176,500	9,038,565
Procter & Gamble Company	336,400	24,698,488
		33,737,053

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
Growth Fund

	Shares	Value
COMMON STOCKS—(Continued)
Education—0.3%
Apollo Group, Inc. Class A *	60,200	$4,223,030
Career Education Corporation *	1,600	40,224
ITT Educational Services, Inc. *	36,700	3,129,409
		7,392,663
Electric Utilities—0.2%
NRG Energy, Inc. *	2,300	99,682
Reliant Energy, Inc. *	141,900	3,723,456
		3,823,138
Electrical Equipment—3.8%
Emerson Electric Company	30,200	1,711,132
Energizer Holdings, Inc. *†	34,854	3,908,179
General Electric Company	1,972,700	73,127,989
Thomas & Betts Corporation *	251,500	12,333,560
Vestas Wind Systems A/S (Denmark) *	68,400	7,364,517
		98,445,377
Electronics—6.9%
Analog Devices, Inc.	73,900	2,342,630
Avnet, Inc. *	14,600	510,562
Cisco Systems, Inc. *	2,271,900	61,500,333
First Solar, Inc. *	1,200	320,568
Garmin Ltd. (Cayman Islands)	6,700	649,900
Intel Corporation	1,324,200	35,303,172
Linear Technology Corporation †	333,800	10,624,854
Marvell Technology Group Ltd. (Bermuda) *	397,800	5,561,244
Maxim Integrated Products, Inc.	179,500	4,753,160
MEMC Electronics Materials, Inc. *	42,000	3,716,580
National Semiconductor Corporation	40,500	916,920
Novellus Systems, Inc. *	13,000	358,410
Nvidia Corporation *	55,150	1,876,203
QLogic Corporation *	13,700	194,540
Raytheon Company	8,344	506,481
Texas Instruments, Inc.	1,330,300	44,432,020
Tyco Electronics Ltd. (Bermuda)	81,226	3,015,921
		176,583,498
Entertainment & Leisure—1.1%
Time Warner, Inc.	252,203	4,163,872
Walt Disney Company †	716,200	23,118,936
		27,282,808
Environmental—0.3%
Agilent Technologies, Inc. *	13,500	495,990
Danaher Corporation	85,200	7,475,448
		7,971,438
Financial Services—11.3%
Berkshire Hathaway, Inc., Class B *	2,805	13,284,480
Charles Schwab Corporation (The)	1,740,350	44,465,942
CME Group, Inc.	33,400	22,912,400
Eaton Vance Corporation	10,400	472,264
Franklin Resources, Inc.	193,100	22,096,433
Goldman Sachs Group, Inc.	441,100	94,858,555
IntercontinentalExchange, Inc. *	104,200	20,058,500
Janus Capital Group, Inc.	50,800	1,668,780
Legg Mason, Inc. †	318,400	23,290,960
Nasdaq Stock Market, Inc. *	373,400	18,479,566
Nymex Holdings, Inc.	51,000	6,814,110
T Rowe Price Group, Inc.	228,900	$13,935,432
Western Union Company (The)	340,700	8,272,196
		290,609,618
Food Retailers—0.1%
Kroger Company (The)	83,200	2,222,272
Health Care Providers—0.1%
Express Scripts, Inc. *	46,300	3,379,900
Kindred Healthcare, Inc. *	4,800	119,904
		3,499,804
Heavy Construction—0.9%
Foster Wheeler Ltd. (Bermuda) *	147,600	22,880,952
McDermott International, Inc. *	500	29,515
		22,910,467
Heavy Machinery—2.4%
Agco Corporation *†	53,700	3,650,526
Black & Decker Corporation	2,800	195,020
Cameron International Corporation *	5,400	259,902
Caterpillar, Inc.	193,900	14,069,384
Dresser-Rand Group, Inc. *	40,700	1,589,335
ITT Corporation	124,900	8,248,396
Ingersoll-Rand Company Class A (Bermuda)	61,400	2,853,258
National-Oilwell Varco, Inc. *	246,400	18,100,544
Rockwell Automation, Inc.	150,300	10,364,688
SPX Corporation	6,800	699,380
Toro Company	6,200	337,528
WW Grainger, Inc.	7,100	621,392
		60,989,353
Home Construction, Furnishings & Appliances—0.1%
HNI Corporation †	11,100	389,166
Kinetic Concepts, Inc. *	61,600	3,299,296
		3,688,462
Insurance—2.7%
American International Group, Inc.	1,193,950	69,607,285
Cigna Corporation	15,800	848,934
		70,456,219
Lodging—0.5%
MGM MIRAGE *	146,200	12,283,724
Media—Broadcasting & Publishing—0.9%
American Greetings Corporation Class A	13,300	269,990
CBS Corporation Class B	142,363	3,879,392
DIRECTV Group (The), Inc. *	35,200	813,824
Gannett Company, Inc.	446,000	17,394,000
		22,357,206
Medical Supplies—3.7%
Alcon, Inc. (Switzerland)	57,000	8,153,280
Applera Corporation—Applied Biosystems Group	16,600	563,072
Covidien Ltd. (Bermuda)	7,200	318,888
Dentsply International, Inc.	800	36,016
Intuitive Surgical, Inc. *	500	162,250
Johnson & Johnson	530,000	35,351,000
Medtronic, Inc.	708,300	35,606,241
PerkinElmer, Inc.	27,600	718,152
Stryker Corporation	6,100	455,792
Thermo Fisher Scientific, Inc. *	232,000	13,381,760

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
Growth Fund

	Shares	Value
COMMON STOCKS—(Continued)
Varian, Inc. *	1,300	$84,890
Waters Corporation *	15,155	1,198,306
		96,029,647
Metals—1.0%
Crane Company	7,500	321,750
General Cable Corporation *	196,800	14,421,504
Goldcorp, Inc. (Canada) †	304,700	10,338,471
Newmont Mining Corporation	600	29,298
Precision Castparts Corporation	6,000	832,200
Southern Copper Corporation †	100	10,513
Worthington Industries, Inc. †	5,200	92,976
		26,046,712
Mining—0.5%
Freeport-McMoran Copper & Gold, Inc.	127,200	13,030,368
Oil & Gas—2.7%
Anadarko Petroleum Corporation	10,800	709,452
Apache Corporation	1,500	161,310
Ashland, Inc.	1,300	61,659
Devon Energy Corporation	24,500	2,178,295
Exxon Mobil Corporation	76,900	7,204,761
Global Industries Ltd. *	131,806	2,823,284
Halliburton Company	446,300	16,919,233
Noble Energy, Inc.	6,800	540,736
Occidental Petroleum Corporation	147,400	11,348,326
Patterson-UTI Energy, Inc.	92,700	1,809,504
Pioneer Natural Resources Company	10,300	503,052
Schlumberger Ltd. (Netherland Antilles)	9,000	885,330
Suncor Energy, Inc. (Canada) †	86,900	9,448,637
Valero Energy Corporation	3,500	245,105
Weatherford International Ltd. (Bermuda) *	211,900	14,536,340
		69,375,024
Pharmaceuticals—6.6%
Abbott Laboratories	6,500	364,975
AmerisourceBergen Corporation	80,608	3,616,881
Amgen, Inc. *	371,300	17,243,172
Biogen Idec, Inc. *	365,600	20,809,952
Celgene Corporation *†	328,300	15,170,743
Elan Corporation PLC ADR (Ireland) *†	939,700	20,654,606
Eli Lilly & Company	227,500	12,146,225
Genentech, Inc. *	277,100	18,585,097
Gen-Probe, Inc. *	1,900	119,567
Genzyme Corporation *	178,900	13,317,316
Gilead Sciences, Inc. *	231,800	10,665,118
Invitrogen Corporation *	9,700	906,077
McKesson Corporation	15,500	1,015,405
Medco Health Solutions, Inc. *	49,300	4,999,020
Merck & Company, Inc.	85,701	4,980,085
Pfizer, Inc.	161,400	3,668,622
Schering-Plough Corporation	112,000	2,983,680
Shire Pharmaceuticals Group PLC (United Kingdom)	97,900	6,750,205
Watson Pharmaceuticals, Inc. *	49,400	1,340,716
Wyeth	240,200	10,614,438
		169,951,900
Real Estate—0.3%
AMB Property Corporation REIT	5,400	$310,824
AvalonBay Communities, Inc. REIT †	7,800	734,292
Douglas Emmett, Inc. REIT	2,600	58,786
Jones Lang Lasalle, Inc. †	14,082	1,002,075
Prologis REIT	71,500	4,531,670
Simon Property Group, Inc. REIT	9,600	833,856
Ventas, Inc. REIT	16,200	733,050
		8,204,553
Restaurants—0.1%
McDonald’s Corporation	33,400	1,967,594
Yum! Brands, Inc.	45,700	1,748,939
		3,716,533
Retailers—8.4%
Amazon.com, Inc. *	554,200	51,341,088
BJ’s Wholesale Club, Inc. *	7,200	243,576
CVS Caremark Corporation	313,600	12,465,600
eBay, Inc. *	1,955,600	64,906,364
Fastenal Company †	303,900	12,283,638
GameStop Corporation Class A *	31,600	1,962,676
RadioShack Corporation †	107,400	1,810,764
Target Corporation	486,200	24,310,000
Wal-Mart Stores, Inc.	980,700	46,612,671
		215,936,377
Telephone Systems—0.2%
ADTRAN, Inc.	6,500	138,970
CenturyTel, Inc.	3,600	149,256
Embarq Corporation	8,000	396,240
Sprint Nextel Corporation	287,499	3,774,862
Telephone & Data Systems, Inc.	1,500	86,400
Verizon Communications, Inc.	12,500	546,125
		5,091,853
Transportation—1.5%
Carnival Corporation	300	13,347
CH Robinson Worldwide, Inc. †	202,300	10,948,476
Expedia, Inc. *	497,200	15,721,464
Expeditors International of Washington, Inc.	197,500	8,824,300
Hertz Global Holdings, Inc. *	20,400	324,156
JB Hunt Transport Services, Inc.	54,100	1,490,455
Overseas Shipholding Group	2,400	178,632
United Parcel Service, Inc. Class B	23,100	1,633,632
		39,134,462
Water Companies—0.4%
Veolia Environnement (France)	105,400	9,570,858
TOTAL COMMON STOCKS
(Cost $2,092,658,835)		2,484,787,047

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—5.2%
Institutional Money Market Funds—0.4%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	$10,912,079	10,912,079

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
Growth Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Bank & Certificate Deposits/ Offshore Time Deposits—4.6%
Abbey National PLC
5.160%	01/07/2008	††	$2,728,020	$2,728,020
Abbey National PLC
5.000%	01/09/2008	††	3,410,025	3,410,025
ABN Amro Bank NV
5.185%	01/04/2008	††	1,364,010	1,364,010
ABN Amro Bank NV
5.160%	01/04/2008	††	2,046,015	2,046,015
ABN Amro Bank NV
5.145%	01/03/2008	††	2,728,020	2,728,020
Bank of Nova Scotia
4.960%	01/17/2008	††	2,728,020	2,728,020
Bank of Nova Scotia
4.850%	01/22/2008	††	2,728,020	2,728,020
Barclays
5.350%	01/04/2008	††	1,364,010	1,364,010
Barclays
5.000%	01/22/2008	††	3,410,025	3,410,025
Barclays
4.880%	02/06/2008	††	2,046,015	2,046,015
BNP Paribas
5.200%	01/11/2008	††	1,364,010	1,364,010
BNP Paribas
5.150%	01/02/2008	††	1,364,010	1,364,010
BNP Paribas
5.010%	01/16/2008	††	4,092,030	4,092,030
Calyon
5.120%	03/03/2008	††	1,364,010	1,364,010
Calyon
4.250%	01/02/2008	††	13,640,100	13,640,100
Dexia Group
4.755%	01/03/2008	††	6,138,045	6,138,045
Fifth Third Bancorp
2.750%	01/02/2008	††	6,820,050	6,820,050
Fortis Bank
4.600%	01/07/2008	††	4,092,030	4,092,030
Fortis Bank
4.300%	01/02/2008	††	10,230,075	10,230,075
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	1,364,010	1,364,010
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	2,728,020	2,728,020
Lloyds TSB Bank
5.150%	01/03/2008	††	2,046,015	2,046,015
Lloyds TSB Bank
4.750%	01/24/2008	††	2,728,020	2,728,020
Rabobank Nederland
5.080%	01/09/2008	††	1,364,010	1,364,010
Rabobank Nederland
4.880%	01/10/2008	††	682,005	682,005
Royal Bank of Scotland
5.000%	01/22/2008	††	2,046,015	2,046,015
Royal Bank of Scotland
4.830%	02/05/2008	††	2,046,015	2,046,015
Royal Bank of Scotland
4.700%	02/25/2008	††	1,364,010	1,364,010
Societe Generale
5.150%	01/02/2008	††	2,046,015	2,046,015
Societe Generale
5.150%	03/03/2008	††	2,046,015	2,046,015
Societe Generale
4.900%	02/29/2008	††	$2,728,020	$2,728,020
Svenska Handlesbanken
4.250%	01/02/2008	††	11,760,305	11,760,305
Toronto Dominion Bank
5.100%	01/10/2008	††	2,046,015	2,046,015
Toronto Dominion Bank
5.050%	01/11/2008	††	682,005	682,005
Toronto Dominion Bank
4.800%	02/11/2008	††	4,092,030	4,092,030
UBS AG
4.920%	01/11/2008	††	2,046,015	2,046,015
				117,471,080
Floating Rate Instruments/Master Notes—0.2%
Wells Fargo Bank
4.600%	01/02/2008	††	6,138,044	6,138,044
TOTAL CASH EQUIVALENTS
(Cost $134,521,203)				134,521,203

REPURCHASE AGREEMENTS—3.2%
State Street Bank & Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008 with a maturity value of $83,087,727 and an effective yield of 3.65%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.27% – 6.11% and maturity dates 05/25/2034 – 08/01/2034 and an aggregate market value of $84,739,780.			83,070,882	83,070,882
TOTAL INVESTMENTS—105.2%
(Cost $2,310,250,920)				2,702,379,132
Other assets less liabilities—(5.2%)				(134,534,594)
NET ASSETS—100.0%				$2,567,844,538

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Select
Value Fund

	Shares	Value
COMMON STOCKS—96.4%
Aerospace & Defense—0.3%
Goodrich Corporation	11,200	$790,832
Agriculture, Forestry & Fishing—0.2%
Terra Industries, Inc. *	13,600	649,536
Airlines—0.2%
Southwest Airlines Company	45,900	559,980
Apparel Retailers—0.7%
Gap (The), Inc.	92,000	1,957,760
Automotive—2.2%
Amerigon, Inc. *	1,900	40,166
Autoliv, Inc.	7,600	400,596
Autonation, Inc. *	33,300	521,478
BorgWarner, Inc.	20,000	968,200
Ford Motor Company *	102,000	686,460
Harsco Corporation	39,500	2,530,765
Magna International, Inc. Class A (Canada)	12,300	989,289
Rush Enterprises, Inc. Class A *	7,200	130,896
TRW Automotive Holdings Corporation *	14,000	292,600
		6,560,450
Banking—5.0%
Banco Latinoamericano Exp-E (Panama)	6,800	110,908
Bank of America Corporation	11,400	470,364
Bank of Hawaii Corporation	7,400	378,436
Bank of New York Mellon Corporation	2,100	102,396
BOK Financial Corporation	7,000	361,900
City National Corporation	13,700	815,835
Comerica, Inc.	102,400	4,457,472
Commerce Bancorp, Inc.	5,600	213,584
East-West Bancorp, Inc.	37,700	913,471
First Niagara Financial Group, Inc.	95,800	1,153,432
Hudson City Bancorp, Inc.	54,400	817,088
Huntington Bancshares, Inc.	11,700	172,692
Marshall & Ilsley Corporation	1,900	50,312
New York Community Bancorp, Inc.	112,000	1,968,960
Northern Trust Corporation	11,400	873,012
Regions Financial Corporation	6,700	158,455
Signature Bank of New York *	20,100	678,375
Washington Federal, Inc.	15,800	333,538
Zions Bancorporation	16,000	747,040
		14,777,270
Beverages, Food & Tobacco—4.9%
Bunge Ltd.	6,500	756,665
Cal-Maine Foods, Inc.	9,100	241,423
Chiquita Brands International, Inc. *	8,500	156,315
Coca-Cola Enterprises, Inc.	24,100	627,323
Corn Products International, Inc.	6,300	231,525
Fresh Del Monte Produce, Inc. (Cayman Islands) *	10,600	355,948
Hansen Natural Corporation *	900	39,861
HJ Heinz Company	16,700	779,556
JM Smucker Company (The)	18,400	946,496
Loews Corporation—Carolina Group	30,200	2,576,060
Molson Coors Brewing Company Class B	31,000	1,600,220
Pepsi Bottling Group, Inc.	20,400	$804,984
PepsiAmericas, Inc.	25,300	842,996
Sara Lee Corporation	202,800	3,256,968
Supervalu, Inc.	14,500	544,040
Tyson Foods, Inc. Class A	38,300	587,139
UST, Inc.	3,200	175,360
		14,522,879
Chemicals—4.0%
Calgon Carbon Corporation *	7,700	122,353
Celanese Corporation Class A	74,800	3,165,536
CF Industries Holdings, Inc.	6,400	704,384
Chemtura Corporation	19,700	153,660
Cooper Tire & Rubber Company	8,600	142,588
FMC Corporation	10,500	572,775
Indophos Holdings, Inc.	6,400	95,232
International Flavors & Fragrances, Inc.	63,400	3,051,442
Lubrizol Corporation	3,800	205,808
Mosaic Company (The) *	5,200	490,568
NOVA Chemicals Corporation (Canada)	27,400	887,486
PPG Industries, Inc.	3,100	217,713
Penford Corporation	4,000	102,360
Tupperware Corporation	54,700	1,806,741
		11,718,646
Coal—0.3%
Consol Energy, Inc.	13,100	936,912
Commercial Services—4.4%
Asiainfo Holdings, Inc. *	7,000	77,000
Avis Budget Group, Inc. *	16,100	209,300
Dyncorp International, Inc. Class A *	11,000	295,680
Integrated Electrical Service *	17,800	334,462
KBR, Inc. *	6,900	267,720
MasterCard, Inc. Class A	700	150,640
PHH Corporation *	15,100	266,364
Pre-Paid Legal Services, Inc. *	4,300	238,005
RR Donnelley & Sons Company	100,200	3,781,548
Ryder System, Inc.	10,200	479,502
SAIC, Inc. *	64,300	1,293,716
Sotheby’s Holdings, Inc. Class A	30,000	1,143,000
United Rentals, Inc. *	89,100	1,635,876
URS Corporation *	53,800	2,922,954
		13,095,767
Communications—0.5%
Comtech Telecommunications *	18,400	993,784
Cubic Corporation	2,300	90,160
L-3 Communications Holdings, Inc.	5,100	540,294
		1,624,238
Computer Software & Processing—6.0%
CA, Inc.	16,700	416,665
CACI International, Inc. Class A *	21,400	958,078
Cadence Design Systems, Inc. *	168,200	2,861,082
Check Point Software Technologies Ltd. (Israel) *	60,200	1,321,992
Computer Sciences Corporation *	78,900	3,903,183
Electronic Data Systems Corporation	15,400	319,242
Fair Isaac Corporation	26,500	851,975
IMS Health, Inc.	121,100	2,790,144

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Select
Value Fund

	Shares	Value
COMMON STOCKS—(Continued)
Juniper Networks, Inc. *	19,400	$644,080
Microsoft Corporation	1,700	60,520
NCR Corporation *	31,800	798,180
Novell, Inc. *	48,500	333,195
Sun Microsystems, Inc. *	32,275	585,146
Symantec Corporation *	1,500	24,210
Teradata Corporation *	53,000	1,452,730
Vocus, Inc. *	7,400	255,522
		17,575,944
Computers & Information—0.7%
Lexmark International, Inc. *	2,400	83,664
SanDisk Corporation *	37,600	1,247,192
Seagate Technology (Cayman Islands)	3,300	84,150
Tech Data Corporation *	18,800	709,136
		2,124,142
Containers & Packaging—1.4%
Owens-IIlinois, Inc. *	6,500	321,750
Sonoco Products Company	112,800	3,686,304
		4,008,054
Cosmetics & Personal Care—0.1%
Avon Products, Inc.	5,100	201,603
Education—0.4%
Apollo Group, Inc. Class A *	11,300	792,695
ITT Educational Services, Inc. *	4,100	349,607
		1,142,302
Electric Utilities—11.1%
Ameren Corporation	15,000	813,150
American Electric Power Company, Inc.	88,400	4,115,904
DTE Energy Company	23,200	1,019,872
Duke Energy Corporation	44,800	903,616
Edison International	45,700	2,439,009
Energy East Corporation	12,000	326,520
FirstEnergy Corporation	15,500	1,121,270
Idacorp, Inc.	80,400	2,831,688
NiSource, Inc.	34,900	659,261
Northeast Utilities	47,700	1,493,487
NRG Energy, Inc. *	47,100	2,041,314
NSTAR	63,600	2,303,592
PG&E Corporation	36,200	1,559,858
PPL Corporation	5,200	270,868
Pinnacle West Capital Corporation	66,400	2,816,024
Progress Energy, Inc.	22,400	1,084,832
Reliant Energy, Inc. *	53,200	1,395,968
SCANA Corporation	68,800	2,899,920
Sempra Energy	21,200	1,311,856
TECO Energy, Inc.	7,800	134,238
Xcel Energy, Inc.	52,300	1,180,411
		32,722,658
Electrical Equipment—1.5%
C&D Technologies, Inc. *	18,600	122,946
Cooper Industries Ltd. Class A (Bermuda)	42,800	2,263,264
Energizer Holdings, Inc. *	4,700	527,011
GrafTech International Ltd. *	59,000	1,047,250
Teleflex, Inc.	7,500	472,575
		4,433,046
Electronics—2.5%
Analog Devices, Inc.	1,200	$38,040
Avnet, Inc. *	8,700	304,239
Flextronics International Ltd. (Singapore) *	230,700	2,782,242
Hutchinson Technology, Inc. *	2,400	63,168
Intersil Corporation Class A	9,900	242,352
Microchip Technology, Inc.	61,100	1,919,762
Monolithic Power Systems, Inc. *	3,800	81,586
National Semiconductor Corporation	8,600	194,704
Nvidia Corporation *	21,700	738,234
Semtech Corporation *	39,300	609,936
Vishay Intertechnology, Inc. *	17,100	195,111
Xerox Corporation	15,900	257,421
		7,426,795
Entertainment & Leisure—0.3%
Harrah’s Entertainment, Inc.	400	35,500
Premier Exhibitions, Inc. *	36,400	398,216
Time Warner, Inc.	18,900	312,039
		745,755
Financial Services—1.8%
Ameriprise Financial, Inc.	26,500	1,460,415
BlackRock, Inc.	2,400	520,320
CME Group, Inc.	100	68,600
Greenhill & Co., Inc.	1,400	93,072
Invesco Ltd. (Bermuda)	42,700	1,339,926
Janus Capital Group, Inc.	15,500	509,175
Raymond James Financial, Inc.	39,300	1,283,538
		5,275,046
Food Retailers—0.9%
Kroger Company (The)	3,400	90,814
Ruddick Corporation	51,400	1,782,038
Safeway, Inc.	24,000	821,040
		2,693,892
Heavy Construction—0.0%
Perini Corporation *	2,200	91,124
Heavy Machinery—3.6%
Agco Corporation *	7,100	482,658
Black & Decker Corporation	9,800	682,570
CNH Global NV (Netherlands)	37,600	2,474,832
Eaton Corporation	22,200	2,152,290
ITT Corporation	16,300	1,076,452
Ingersoll-Rand Company Class A (Bermuda)	25,500	1,184,985
Lennox International, Inc.	9,100	376,922
Parker Hannifin Corporation	6,000	451,860
SPX Corporation	7,400	761,090
Timken Company	15,300	502,605
WW Grainger, Inc.	6,800	595,136
		10,741,400
Home Construction, Furnishings & Appliances—0.8%
HNI Corporation	18,500	648,610
Kinetic Concepts, Inc. *	5,100	273,156
Leggett & Platt, Inc.	26,600	463,904
NVR, Inc. *	100	52,400
Tempur-Pedic International, Inc.	14,200	368,774
Whirlpool Corporation	5,500	448,965
		2,255,809

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Select
Value Fund

	Shares	Value
COMMON STOCKS—(Continued)
Household Products—0.7%
Fortune Brands, Inc.	1,500	$108,540
Snap-On, Inc.	40,800	1,968,192
		2,076,732
Insurance—9.8%
Alleghany Corporation *	5,080	2,042,160
AON Corporation	19,800	944,262
Arch Capital Group Ltd. (Bermuda) *	6,400	450,240
Aspen Insurance Holdings Ltd. (Bermuda)	5,100	147,084
Assurant, Inc.	9,000	602,100
Assured Guaranty Ltd. (Bermuda)	25,200	668,808
Axis Capital Holdings Ltd. (Bermuda)	6,500	253,305
Cigna Corporation	18,800	1,010,124
Endurance Specialty Holdings Ltd. (Bermuda)	48,400	2,019,732
Everest Re Group Ltd. (Bermuda)	12,400	1,244,960
Genworth Financial, Inc. Class A	133,200	3,389,940
Hanover Insurance Group (The), Inc.	15,000	687,000
Humana, Inc. *	13,300	1,001,623
Lincoln National Corporation	49,400	2,876,068
Nationwide Financial Services Class A	14,800	666,148
Old Republic International Corporation	27,400	422,234
Safeco Corporation	82,000	4,565,760
The Chubb Corporation	1,300	70,954
Torchmark Corporation	2,800	169,484
UnumProvident Corporation	102,400	2,436,096
XL Capital Ltd. Class A (Cayman Islands)	19,000	955,890
Zenith National Insurance Corporation	47,500	2,124,675
		28,748,647
Media—Broadcasting & Publishing—1.2%
CBS Corporation Class B	32,100	874,725
Gannett Company, Inc.	13,700	534,300
IAC/InterActiveCorp *	13,000	349,960
Liberty Global, Inc. Class A *	5,600	219,464
Liberty Media Holdings Corporation Capital Class A *	8,500	990,165
Shaw Communications, Inc. Class B (Canada)	23,000	544,640
		3,513,254
Medical Supplies—2.1%
Applera Corporation—Applied Biosystems Group	16,300	552,896
Beckman Coulter, Inc.	44,100	3,210,480
Dentsply International, Inc.	43,000	1,935,860
Mettler-Toledo International, Inc. *	3,400	386,920
		6,086,156
Metals—1.8%
Aptargroup, Inc.	88,300	3,612,353
Crane Company	2,300	98,670
Haynes International, Inc. *	1,600	111,200
Hubbell, Inc. Class B	5,600	288,960
NCI Building Systems, Inc. *	400	11,516
Quanex Corporation	3,900	202,410
Superior Essex, Inc. *	8,500	$204,000
Trimas Corp. *	9,500	100,605
United States Steel Corporation	4,600	556,186
Worthington Industries, Inc.	6,800	121,584
		5,307,484
Mining—0.1%
Freeport-McMoran Copper & Gold, Inc.	1,900	194,636
Oil & Gas—7.6%
AGL Resources, Inc.	51,700	1,945,988
Apache Corporation	1,300	139,802
Ashland, Inc.	14,300	678,249
Atmos Energy Corporation	14,900	417,796
Cimarex Energy Company	27,600	1,173,828
Energen Corporation	15,800	1,014,834
Frontier Oil Corporation	3,800	154,204
Global Industries Ltd. *	13,600	291,312
Hess Corporation	5,100	514,386
Noble Corporation (Cayman Islands)	36,900	2,085,219
Noble Energy, Inc.	51,600	4,103,232
Oneok, Inc.	2,200	98,494
Patterson-UTI Energy, Inc.	29,600	577,792
Pioneer Natural Resources Company	21,500	1,050,060
Questar Corporation	51,500	2,786,150
Spectra Energy Corp.	15,700	405,374
St. Mary Land & Exploration Company	57,300	2,212,353
Stone Energy Corporation *	17,100	802,161
Willbros Group, Inc. (Panama) *	5,400	206,766
Williams Companies, Inc.	43,700	1,563,586
		22,221,586
Pharmaceuticals—1.7%
AmerisourceBergen Corporation	9,300	417,291
Amgen, Inc. *	1,500	69,660
Biogen Idec, Inc. *	1,700	96,764
Genzyme Corporation *	18,600	1,384,584
Invitrogen Corporation *	25,500	2,381,955
Medco Health Solutions, Inc. *	3,500	354,900
Watson Pharmaceuticals, Inc. *	12,700	344,678
		5,049,832
Real Estate—8.4%
AMB Property Corporation REIT	18,200	1,047,592
Annaly Capital Management, Inc.	33,600	610,848
Apartment Investment & Management Company REIT Class A	48,800	1,694,824
AvalonBay Communities, Inc. REIT	11,200	1,054,368
Boston Properties, Inc. REIT	14,400	1,322,064
Camden Property Trust REIT	8,400	404,460
Developers Diversified Realty Corporation REIT	8,000	306,320
DiamondRock Hospitality Company REIT	97,300	1,457,554
Duke Realty Corporation REIT	144,300	3,763,344
Equity Residential REIT	22,200	809,634
Federal Realty Investment Trust REIT	8,600	706,490
General Growth Properties, Inc. REIT	12,200	502,396
Health Care REIT, Inc.	58,100	2,596,489

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Select
Value Fund

	Shares	Value
COMMON STOCKS—(Continued)
Mid-America Apartment Communities, Inc. REIT	16,600	$709,650
Prologis REIT	7,200	456,336
Public Storage REIT	2,100	154,161
Realty Income Corporation REIT	103,800	2,804,676
Regency Centers Corporation REIT	16,900	1,089,881
Simon Property Group, Inc. REIT	20,000	1,737,200
Taubman Centers, Inc. REIT	11,600	570,604
Vornado Realty Trust REIT	10,700	941,065
		24,739,956
Restaurants—1.8%
Darden Restaurants, Inc.	121,200	3,358,452
Jack in the Box, Inc. *	76,300	1,966,251
		5,324,703
Retailers—3.0%
Advance Auto Parts, Inc.	45,000	1,709,550
Amazon.com, Inc. *	3,200	296,448
AutoZone, Inc. *	600	71,946
BJ’s Wholesale Club, Inc. *	79,700	2,696,251
Blue Nile, Inc. *	1,800	122,508
Family Dollar Stores, Inc.	103,800	1,996,074
Longs Drug Stores Corporation	31,600	1,485,200
Overstock.com, Inc. *	3,500	54,355
RadioShack Corporation	11,500	193,890
Shutterfly, Inc. *	2,600	66,612
		8,692,834
Telephone Systems—1.5%
Citizens Communications Company	37,200	473,556
Embarq Corporation	14,800	733,044
NTELOS Holdings Corporation	93,300	2,770,077
Telephone & Data Systems, Inc.	3,600	225,360
Windstream Corporation	18,400	239,568
		4,441,605
Textiles, Clothing & Fabrics—1.3%
Deckers Outdoor Corporation *	600	93,036
Jones Apparel Group, Inc.	20,500	327,795
Liz Claiborne, Inc.	6,300	128,205
VF Corporation	46,700	3,206,422
		3,755,458
Transportation—1.6%
CSX Corporation	15,700	690,486
Expedia, Inc. *	18,800	594,456
Overseas Shipholding Group	6,500	483,795
Polaris Industries, Inc.	6,100	291,397
Royal Caribbean Cruises Ltd.	3,100	131,564
TBS International Ltd. Class A (Bermuda) *	200	6,612
Werner Enterprises, Inc.	156,500	2,665,195
		4,863,505
TOTAL COMMON STOCKS
(Cost $298,877,635)		283,648,228
TOTAL INVESTMENTS—96.4%
(Cost $298,877,635)		283,648,228
Other assets less liabilities—3.6%		10,509,149
NET ASSETS—100.0%		$294,157,377

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
*	Non-income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—96.8%
Advertising—1.1%
Focus Media Holding Ltd., ADR (Cayman Islands)	*†	71,900	$4,084,639
Lamar Advertising Company	†	85,900	4,129,213
Marchex, Inc. Class B	†	80,200	870,972
Monster Worldwide, Inc.	*	108,200	3,505,680
			12,590,504
Aerospace & Defense—0.3%
Empresa Brasileira de Aeronautica SA, Sponsored ADR (Brazil)		80,000	3,647,200
Apparel Retailers—2.2%
AnnTaylor Stores Corporation	*	214,300	5,477,508
Christopher & Banks Corporation	†	158,000	1,809,100
Collective Brands, Inc.	*†	376,800	6,552,552
Limited Brands, Inc.	†	305,000	5,773,650
Urban Outfitters, Inc.	*	224,330	6,115,236
			25,728,046
Automotive—2.8%
Autoliv, Inc.		88,000	4,638,480
Copart, Inc.	*	160,600	6,833,530
General Motors Corporation	†	638,000	15,879,820
LKQ Corporation	*	31,600	664,232
Oshkosh Truck Corporation		80,700	3,813,882
			31,829,944
Banking—0.6%
Downey Financial Corporation	†	182,900	5,690,019
Signature Bank of New York	*	43,800	1,478,250
			7,168,269
Building Materials—1.7%
Cemex SAB de CV Sponsored ADR (Mexico)	*†	430,685	11,133,207
Interline Brands, Inc.	*	216,500	4,743,515
Martin Marietta Materials, Inc.	†	24,300	3,222,180
			19,098,902
Chemicals—0.6%
Nalco Holding Co.		290,787	7,031,230
Commercial Services—5.7%
Accenture Ltd. Class A (Bermuda)		205,100	7,389,753
Administaff, Inc.	†	119,919	3,391,309
Advisory Board Company (The)	*	77,000	4,942,630
Corporate Executive Board Company	†	232,100	13,949,210
Dun & Bradstreet Company		51,000	4,520,130
Heartland Payment Systems, Inc.	†	165,400	4,432,720
Korn Ferry International	*	325,000	6,116,500
Moody’s Corporation		53,500	1,909,950
Navigant Consulting, Inc.	*†	109,800	1,500,966
Quanta Services, Inc.	*	177,200	4,649,728
Resources Connection, Inc.		161,600	2,934,656
Waste Connections, Inc.	*	148,350	4,584,015
Weight Watchers International, Inc.		71,700	3,239,406
Wind River Systems, Inc.	*	247,800	2,212,854
			65,773,827
Communications—1.6%
American Tower Corporation Class A	*	298,900	$12,733,140
SBA Communications Corporation	*	177,600	6,009,984
			18,743,124
Computer Software & Processing—10.4%
Amdocs Ltd.	*	464,800	16,021,656
Ariba, Inc.	*†	232,900	2,596,835
Bottomline Technologies, Inc.	*	86,700	1,213,800
CA, Inc.		157,400	3,927,130
CNET Networks, Inc.	*†	1,096,499	10,022,001
Choicepoint, Inc.	*	158,500	5,772,570
Cognos, Inc. (Canada)	*	37,100	2,135,847
DST Systems, Inc.	*	158,410	13,076,745
Electronic Arts, Inc.	*†	118,600	6,927,426
Factset Research Systems, Inc.		115,200	6,416,640
Global Cash Access, Inc.	*	138,000	836,280
Jack Henry & Associates, Inc.		188,500	4,588,090
Lenovo Group Ltd. (Hong Kong)		9,401,100	8,254,239
LivePerson, Inc.	*	229,500	1,225,530
Red Hat, Inc.	*†	380,200	7,923,368
RightNow Technologies, Inc.	*†	219,800	3,483,830
Skillsoft PLC, ADR (Ireland)	*	241,000	2,303,960
Take-Two Interactive Software, Inc.	*†	578,900	10,680,705
Taleo Corp. Class A	*	91,800	2,733,804
Total System Services, Inc.	†	124,800	3,494,400
Verint Systems, Inc.	*	41,900	819,145
VeriSign, Inc.	*	159,900	6,013,839
			120,467,840
Computers & Information—2.6%
Dell, Inc.	*	781,000	19,142,310
Jabil Circuit, Inc.		489,600	7,476,192
Micros Systems, Inc.	*	26,700	1,873,272
Palm, Inc.	†	255,900	1,622,406
			30,114,180
Cosmetics & Personal Care—0.3%
Ecolab, Inc.		57,300	2,934,333
Education—0.9%
Career Education Corporation	*	114,300	2,873,502
K12, Inc.	*	16,000	414,080
Strayer Education, Inc.	†	17,200	2,933,976
Universal Technical Institute, Inc.	*†	233,700	3,972,900
			10,194,458
Electrical Equipment—1.3%
Ametek, Inc.		112,450	5,267,158
Energy Conversion Devices, Inc.	*†	253,800	8,540,370
Moog, Inc. Class A	*†	35,900	1,644,579
			15,452,107
Electronics—5.2%
Analog Devices, Inc.		214,300	6,793,310
Broadcom Corporation Class A	*	182,300	4,765,322
Cymer, Inc.	*	27,199	1,058,857
DRS Technologies, Inc.	†	103,100	5,595,237
Evergreen Solar, Inc.	*†	489,000	8,445,030
Finisar Corporation	*	513,600	744,720
Integrated Device Technology, Inc.	*	244,300	2,763,033

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—(Continued)
Intersil Corporation Class A		102,500	$2,509,200
Maxim Integrated Products, Inc.		139,600	3,696,608
Microchip Technology, Inc.	†	123,400	3,877,228
National Semiconductor Corporation		233,000	5,275,120
PMC-Sierra, Inc.	*	402,000	2,629,080
Semtech Corporation	*	164,200	2,548,384
Silicon Laboratories, Inc.	*	68,100	2,548,983
Sunpower Corp. Class A	*†	53,600	6,988,904
			60,239,016
Entertainment & Leisure—3.4%
Discovery Holding Company Class A	*	295,900	7,438,926
National CineMedia, Inc.		190,200	4,794,942
Pool Corporation	†	124,900	2,476,767
Walt Disney Company		615,000	19,852,200
WMS Industries, Inc.	*†	114,600	4,198,944
			38,761,779
Environmental—1.1%
Roper Industries, Inc.	†	211,900	13,252,226
Financial Services—2.2%
Fortress Investment Group LLC Class A	†	132,300	2,061,234
Greenhill & Co., Inc.	†	34,500	2,293,560
Invesco Ltd. (Bermuda)	†	115,300	3,618,114
Liberty Acquisition Holdings Corp.		72,900	794,610
SEI Investments Company		160,700	5,169,719
UBS AG (Switzerland)		241,000	11,086,000
			25,023,237
Food Retailers—0.4%
Panera Bread Company Class A	*†	96,900	3,470,958
Pantry, Inc. (The)	*†	62,400	1,630,512
			5,101,470
Forest Products & Paper—0.5%
Pactiv Corporation	*	139,700	3,720,211
School Specialty, Inc.	*†	51,909	1,793,456
			5,513,667
Health Care Providers—5.0%
Coventry Health Care, Inc.	*	175,950	10,425,038
DaVita, Inc.	*	381,100	21,474,985
Edwards Lifesciences Corporation	*†	110,700	5,091,093
Express Scripts, Inc.	*	56,600	4,131,800
Healthways, Inc.	*†	98,600	5,762,184
Laboratory Corporation of America Holdings	*	50,000	3,776,500
Matria Healthcare, Inc.	*†	130,376	3,099,038
Nighthawk Radiology Holdings, Inc.	*†	72,500	1,526,125
VCA Antech, Inc.	*	62,800	2,777,644
			58,064,407
Heavy Construction—0.5%
Lennar Corporation Class A	†	346,200	6,193,518
Heavy Machinery—3.2%
Actuant Corporation Class A	†	304,400	$10,352,644
Bucyrus International, Inc. Class A	†	36,200	3,597,918
Cameron International Corporation	*	61,200	2,945,556
FMC Technologies, Inc.	*	197,900	11,220,930
Grant Prideco, Inc.	*	31,600	1,754,116
Joy Global, Inc.		23,400	1,540,188
Varian Medical Systems, Inc.	*	95,300	4,970,848
			36,382,200
Home Construction, Furnishings & Appliances—0.3%
Standard-Pacific Corporation	†	539,500	1,807,325
Toll Brothers, Inc.	*†	104,100	2,088,246
			3,895,571
Insurance—8.5%
AMBAC Financial Group, Inc.	†	434,600	11,199,642
Amerigroup Corporation	*†	114,300	4,166,235
AON Corporation		344,600	16,433,974
Brown & Brown, Inc.		134,200	3,153,700
Centene Corporation	*	119,700	3,284,568
Fairfax Financial Holdings Ltd. (Canada)	†	47,000	13,448,110
Infinity Property & Casualty Corporation		26,800	968,284
Markel Corporation	*	5,900	2,897,490
Millea Holdings, Inc. (Japan)		272,000	9,123,135
Montpelier Re Holdings Ltd. (Bermuda)		339,200	5,769,792
Nipponkoa Insurance Company Ltd. (Japan)		1,260,000	11,428,641
Security Capital Assurance Ltd. (Bermuda)	†	551,400	2,144,946
WellPoint, Inc.	*	92,300	8,097,479
XL Capital Ltd. Class A (Cayman Islands)		115,900	5,830,929
			97,946,925
Media—Broadcasting & Publishing—5.4%
Central European Media Enterprises Ltd.	*	33,900	3,931,722
Comcast Corporation Special Class A	*	207,000	3,750,840
DIRECTV Group (The), Inc.	*	1,147,000	26,518,640
Liberty Media Corporation Interactive Class A	*†	671,275	12,807,927
Liberty Media Holdings Corporation Capital Class A	*	131,455	15,313,193
			62,322,322
Medical Supplies—3.8%
ArthoCare Corporation	*†	41,000	1,970,050
FEI Company	*†	163,700	4,064,671
Hologic, Inc.	*†	57,404	3,940,211
Illumina, Inc.	*†	59,900	3,549,674
Resmed, Inc.	*†	240,300	12,622,959
Respironics, Inc.	*	54,500	3,568,660
St. Jude Medical, Inc.	*	69,800	2,836,672
Stereotaxis, Inc.	*†	102,700	1,254,994
Thermo Fisher Scientific, Inc.	*	147,700	8,519,336
Tomotherapy, Inc.	*†	102,900	2,012,724
			44,339,951
Metals—0.7%
United States Steel Corporation		62,500	7,556,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value
COMMON STOCKS—(Continued)
Oil & Gas—4.3%
Bill Barrett Corporation	*†	58,200	$2,436,834
BJ Services Company	†	166,200	4,032,012
Chesapeake Energy Corporation	†	324,000	12,700,800
Concho Resources, Inc.	*	32,700	673,947
Denbury Resources, Inc.	*	260,000	7,735,000
Encore Acquisition Company	*†	95,499	3,186,802
Forest Oil Corporation	*	85,100	4,326,484
Range Resources Corporation		160,600	8,248,416
Ultra Petroleum Corporation	*	50,500	3,610,750
W-H Energy Services, Inc.	*	43,900	2,467,619
			49,418,664
Pharmaceuticals—6.5%
Adams Respiratory Therapeutics, Inc.	*†	82,100	4,904,654
Affymetrix, Inc.	*†	260,900	6,037,226
Alexion Pharmaceuticals, Inc.	*	44,800	3,361,344
Alkermes, Inc.	*†	506,700	7,899,453
Cell Genesys, Inc.	*†	402,600	925,980
deCODE genetics, Inc.	*†	249,300	917,424
Exelixis, Inc.	*	213,200	1,839,916
Far East Pharmaceutical Tech (Hong Kong)	*‡d	6,152,600	—
Henry Schein, Inc.	*†	112,300	6,895,220
Herbalife Ltd. (Cayman Islands)		130,000	5,236,400
Hospira, Inc.	*	132,400	5,645,536
Immucor, Inc.	*	99,487	3,381,563
Incyte Corporation	*†	343,600	3,453,180
Medarex, Inc.	*†	403,300	4,202,386
Medicis Pharmaceutical Corporation Class A	†	240,200	6,237,994
Myriad Genetics, Inc.	*†	41,100	1,907,862
Senomyx, Inc.	*†	198,123	1,483,941
Shire Pharmaceuticals Group PLC (United Kingdom)		119,600	8,246,420
Symyx Technologies, Inc.	*	97,300	747,264
XenoPort, Inc.	*	26,089	1,457,853
			74,781,616
Real Estate—1.7%
CapitalSource, Inc.	†	374,900	6,594,491
CB Richard Ellis Group, Inc. Class A	*†	94,000	2,025,700
Chimera Investment Corp. REIT	†	367,200	6,565,536
St. Joe Company (The)	†	59,100	2,098,641
Thornburg Mortgage, Inc. REIT	†	258,100	2,384,844
			19,669,212
Restaurants—0.2%
PF Chang’s China Bistro, Inc.	*†	113,900	2,601,476
Retailers—4.0%
AC Moore Arts & Crafts, Inc.	*	104,900	1,442,375
Amazon.com, Inc.	*	72,435	6,710,378
eBay, Inc.	*	356,000	11,815,640
Fastenal Company	†	127,200	5,141,424
O’Reilly Automotive, Inc.	*	209,300	6,787,599
Sears Holdings Corporation	*†	43,900	4,479,995
Tiffany & Company		130,900	6,025,327
Zumiez, Inc.	*†	138,100	3,364,116
			45,766,854
Telephone Systems—5.2%
Adtran, Inc.		57,300	$1,225,074
KDDI Corporation (Japan)		425	3,141,654
Global Payments, Inc.		288,700	13,430,324
Level 3 Communications, Inc.	*†	2,945,300	8,953,712
NeuStar, Inc. Class A	*†	290,500	8,331,540
NII Holdings, Inc. Class B	*	245,745	11,874,398
Sprint Nextel Corporation		678,200	8,904,766
Virgin Media, Inc.		242,800	4,161,592
			60,023,060
Textiles, Clothing & Fabrics—0.3%
Iconix Brand Group, Inc.	*†	82,700	1,625,882
Mohawk Industries, Inc.	*†	24,600	1,830,240
			3,456,122
Transportation—2.3%
CH Robinson Worldwide, Inc.	†	119,600	6,472,752
Expedia, Inc.	*	279,032	8,822,992
HUB Group, Inc. Class A	*	105,000	2,790,900
Mobile Mini, Inc.	*†	175,600	3,255,624
Thor Industries, Inc.	†	42,000	1,596,420
UTI Worldwide, Inc. (Luxembourg)		179,600	3,520,160
			26,458,848
TOTAL COMMON STOCKS
(Cost $988,376,437)			1,117,542,980

CONVERTIBLE PREFERRED STOCKS—0.4%
Real Estate—0.4%
Thornburg Mortgage, Inc.
(Cost $4,590,255)		189,700	4,552,800

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—0.1%
U.S. Government Agencies—0.1%
Federal Home Loan Bank
4.250%	01/22/2008
(Cost $997,521)			$1,000,000	997,521

COMMERCIAL PAPER—0.2%
Financial Services—0.2%
Falcon Asset Securitization Corporation 144A
4.800%	02/01/2008	**	300,000	298,760
Old Line Funding Corp., 144A
5.600%	01/14/2008	**	1,000,000	997,978
Ranger Funding Co. LLC 144A
5.050%	03/10/2008	**	500,000	495,160
TOTAL COMMERCIAL PAPER
(Cost $1,791,898)				1,791,898

CASH EQUIVALENTS—27.8%
Institutional Money Market Funds—2.2%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	26,086,537	26,086,537

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Aggressive
Opportunities Fund

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—(Continued)
Bank & Certificate Deposits/ Offshore Time Deposits—24.3%
Abbey National PLC
5.160%	01/07/2008	††	$6,521,634	$6,521,634
Abbey National PLC
5.000%	01/09/2008	††	8,152,043	8,152,043
ABN Amro Bank NV
5.185%	01/04/2008	††	3,260,817	3,260,817
ABN Amro Bank NV
5.160%	01/04/2008	††	4,891,226	4,891,226
ABN Amro Bank NV
5.145%	01/03/2008	††	6,521,634	6,521,634
Bank of Nova Scotia
4.960%	01/17/2008	††	6,521,634	6,521,634
Bank of Nova Scotia
4.850%	01/22/2008	††	6,521,634	6,521,634
Barclays
5.350%	01/04/2008	††	3,260,817	3,260,817
Barclays
5.000%	01/22/2008	††	8,152,043	8,152,043
Barclays
4.880%	02/06/2008	††	4,891,226	4,891,226
BNP Paribas
5.200%	01/11/2008	††	3,260,817	3,260,817
BNP Paribas
5.150%	01/02/2008	††	3,260,817	3,260,817
BNP Paribas
5.010%	01/16/2008	††	9,782,451	9,782,451
Calyon
5.120%	03/03/2008	††	3,260,817	3,260,817
Calyon
4.250%	01/02/2008	††	32,608,171	32,608,171
Dexia Group
4.755%	01/03/2008	††	14,673,677	14,673,677
Fifth Third Bancorp
2.750%	01/02/2008	††	16,304,085	16,304,085
Fortis Bank
4.600%	01/07/2008	††	9,782,451	9,782,451
Fortis Bank
4.300%	01/02/2008	††	24,456,128	24,456,128
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	3,260,817	3,260,817
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	6,521,634	6,521,634
Lloyds TSB Bank
5.150%	01/03/2008	††	4,891,226	4,891,226
Lloyds TSB Bank
4.750%	01/24/2008	††	6,521,634	6,521,634
Rabobank Nederland
5.080%	01/09/2008	††	3,260,817	3,260,817
Rabobank Nederland
4.880%	01/10/2008	††	1,630,409	1,630,409
Royal Bank of Scotland
5.000%	01/22/2008	††	4,891,226	4,891,226
Royal Bank of Scotland
4.830%	02/05/2008	††	4,891,226	4,891,226
Royal Bank of Scotland
4.700%	02/25/2008	††	3,260,817	3,260,817
Societe Generale
5.150%	01/02/2008	††	4,891,226	4,891,226
Societe Generale
5.150%	03/03/2008	††	4,891,226	4,891,226
Societe Generale
4.900%	02/29/2008	††	$6,521,634	$6,521,634
Svenska Handlesbanken
4.250%	01/02/2008	††	28,114,312	28,114,312
Toronto Dominion Bank
5.100%	01/10/2008	††	4,891,226	4,891,226
Toronto Dominion Bank
5.050%	01/11/2008	††	1,630,409	1,630,409
Toronto Dominion Bank
4.800%	02/11/2008	††	9,782,451	9,782,451
UBS AG
4.920%	01/11/2008	††	4,891,226	4,891,226
				280,827,638
Floating Rate Instruments/Master Notes—1.3%
Wells Fargo Bank
4.600%	01/02/2008	††	14,673,676	14,673,676
TOTAL CASH EQUIVALENTS
(Cost $321,587,851)				321,587,851

REPURCHASE AGREEMENTS—2.7%
State Street Bank and Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $31,530,385 and an effective yield of 3.65%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 5.215% – 5.528%, maturities ranging from 05/25/2034 – 06/15/2034, and an aggregate market value of $32,161,496.			31,523,996	31,523,996
TOTAL INVESTMENTS—128.0%
(Cost $1,348,867,958)				1,477,997,046
Other assets less liabilities—(28.0%)				(323,251,561)
NET ASSETS—100.0%				$1,154,745,485

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

‡	Security valued at fair value as determined by policies approved by the board of directors.

††	Represents reinvestment of collateral received in conjunction with securities lending.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.12% of Total Investments.

d	Security has no market value at 12/31/2007.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Discovery Fund

		Shares	Value
COMMON STOCKS—44.7%
Apparel Retailers—1.6%
Casual Male Retail Group, Inc.	*	125,500	$650,090
Cato Corporation Class A		7,100	111,186
Charming Shoppes, Inc.	*	160,100	866,141
DSW, Inc. Class A	*	39,900	748,524
Eddie Bauer Holdings, Inc.	*	74,037	470,135
			2,846,076
Automotive—0.8%
Force Protection, Inc.	*	167,400	783,432
Group 1 Automotive, Inc.		26,500	629,375
			1,412,807
Banking—1.3%
Dollar Financial Corporation	*	32,200	988,218
FirstFed Financial Corporation	*	17,100	612,522
World Acceptance Corporation	*	23,900	644,822
			2,245,562
Beverages, Food & Tobacco—0.7%
Cosan SA Industria Comercio (Brazil)		40,000	467,416
Lance, Inc.		37,700	769,834
			1,237,250
Commercial Services—3.1%
CRA International, Inc.	*	18,000	856,980
H&E Equipment Services, Inc.	*	46,800	883,584
Highbury Financial, Inc.	*	14,800	66,600
Regis Corporation		32,000	894,720
RSC Holdings, Inc.	*	71,500	897,325
TAL International Group, Inc.		39,453	898,345
Textainer Group Holdings Ltd. (Bermuda)		57,200	831,116
			5,328,670
Communications—0.4%
SeaChange International, Inc.	*	100,400	725,892
Computer Software & Processing—1.3%
BPZ Resources, Inc.	*	70,300	785,954
Emergis, Inc. (Canada)	*	97,600	807,833
JDA Software Group, Inc.	*	32,700	669,042
			2,262,829
Computers & Information—1.1%
Nuance Communications, Inc.	*	29,900	558,532
Palm, Inc.		105,000	665,700
Sierra Wireless, Inc. (Canada)	*	43,700	648,945
			1,873,177
Cosmetics & Personal Care—0.5%
Inter Parfums, Inc.		30,551	549,001
Profarma Distribuidora de Produtos Farmaceuticos SA (Brazil)	*	16,000	323,685
			872,686
Electric Utilities—0.7%
Infinity Bio-Energy Ltd. (United Kingdom)	*‡	84,300	390,309
Ormat Technologies, Inc.		9,300	$511,593
PNOC Energy Development Corporation (Philippine Islands)		1,736,000	270,378
			1,172,280
Electrical Equipment—0.4%
Allen-Vanguard Corporation (Canada)	*	122,200	658,674
Electronics—4.7%
DSP Group, Inc.	*	62,000	756,400
Hutchinson Technology, Inc.	*	26,800	705,376
Imation Corporation		43,400	911,400
MIPS Technologies, Inc. Class A	*	135,677	672,958
Microsemi Corporation	*	31,800	704,052
OSI Systems, Inc.	*	24,500	648,515
PMC-Sierra, Inc.	*	83,200	544,128
Park Electrochemical Corporation		27,500	776,600
Plexus Corporation	*	11,400	299,364
Trina Solar Ltd., Sponsored ADR (Cayman Islands)	*	23,500	1,264,300
TTM Technologies, Inc.	*	75,600	881,496
			8,164,589
Environmental—0.4%
Rudolph Technologies, Inc.	*	56,000	633,920
Financial Services—2.2%
Canaccord Capital, Inc. (Canada)		36,200	559,059
Evercore Partners, Inc. Class A		24,626	530,690
Gluskin Sheff + Associates, Inc. (Canada)		28,200	757,161
GMP Capital Trust (Canada)		32,200	802,806
Grubb & Ellis Realty Advisors, Inc.		139,300	849,730
Ram Holdings Ltd. (Bermuda)	*	56,500	279,110
			3,778,556
Health Care Providers—1.1%
AmSurg Corporation	*	31,200	844,272
Odyssey HealthCare, Inc.	*	95,700	1,058,442
			1,902,714
Heavy Construction—0.3%
Orion Marine Group, Inc., 144A	* **	40,000	600,000
Heavy Machinery—0.3%
Asyst Technologies, Inc.	*	170,000	554,200
Home Construction, Furnishings & Appliances—0.8%
Parkervision, Inc.	*	61,713	976,300
Tecnisa SA (Brazil)		65,000	412,275
			1,388,575
Insurance—0.4%
Platinum Underwriters Holdings Ltd. (Bermuda)		22,000	782,320
Lodging—0.3%
Thunderbird Resorts, Inc., 144A	*‡**	59,200	458,800
Medical Supplies—0.5%
Micrus Endovascular Corporation	*	30,172	593,785
Zygo Corporation	*	22,100	275,366
			869,151

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
Discovery Fund

		Shares	Value
COMMON STOCKS—(Continued)
Metals—5.1%
Carpenter Technology Corporation		11,900	$894,523
Cleveland-Cliffs, Inc.		8,400	846,720
Esmark, Inc.	*	54,700	772,911
Frontera Copper Corporation (Canada)	*	100,600	619,421
Grupo Simec SAB-Sponsored ADR (Mexico)	*	39,600	409,860
Horsehead Holdings Corporation	*	42,100	714,437
Katanga Mining Ltd. (Bermuda)	*	117,100	1,953,834
NCI Building Systems, Inc.	*	20,700	595,953
Schnitzer Steel Industries, Inc. Class A		8,000	553,040
Steel Dynamics, Inc.		16,900	1,006,733
Uranium One, Inc. (Canada)	*	63,200	563,295
			8,930,727
Oil & Gas—4.6%
Approach Resources, Inc.	*	19,800	254,628
Basic Energy Services, Inc.	*	40,100	880,195
Complete Production Services, Inc.	*	35,700	641,529
Encore Acquisition Company	*	12,600	420,462
Energy Partners Ltd.	*	50,500	596,405
Hercules Offshore, Inc.	*	37,600	894,128
Nova Biosource Fuels, Inc.	*	302,550	877,395
Oilsands Quest, Inc.	*	150,800	615,264
OPTI Canada, Inc. (Canada)	*	48,700	816,009
Superior Well Services, Inc.	*	47,400	1,005,828
Synenco Energy, Inc. Class A (Canada)	*	107,000	911,557
			7,913,400
Pharmaceuticals—4.6%
Arena Pharmaceuticals, Inc.	*	91,800	718,794
Ariad Pharmaceuticals, Inc.	*	121,900	518,075
CV Therapeutics, Inc.	*	100,000	905,000
Encysive Pharmaceuticals, Inc.	*	523,654	445,106
Exelixis, Inc.	*	99,600	859,548
Human Genome Sciences, Inc.	*	87,400	912,456
Incyte Corporation	*	133,500	1,341,675
Medicines Company	*	36,500	699,340
Rentech, Inc.	*	333,278	603,233
Rigel Pharmaceuticals, Inc.	*	36,400	924,196
			7,927,423
Real Estate—4.3%
Acadia Realty Trust REIT		25,300	647,933
Agra Empreendimentos Imobiliarios SA (Brazil)	*	60,000	394,382
American Financial Realty Trust REIT		121,700	976,034
Brasil Brokers Participacoes (Brazil)	*	400	292,135
Capstead Mortgage Corporation REIT		37,800	498,582
Companhia Brasileira de Desenvolvimento Imobiliario Turistico (Brazil)	*	800	348,315
Dundee Real Estate Investment Trust REIT (Canada)		16,800	571,814
General Shopping Brasil SA (Brazil)	*	44,000	427,393
Grubb and Ellis Company		114,400	733,304
Hersha Hospitality Trust REIT		91,248	866,856
Investors Real Estate Trust REIT		79,200	$710,424
MFA Mortgage Investments, Inc. REIT		105,200	973,100
			7,440,272
Retailers—0.1%
Retail Ventures, Inc.	*	42,200	214,798
Telephone Systems—0.9%
Fairpoint Communications, Inc.		63,209	822,981
Harris Stratex Networks, Inc.	*	44,965	750,915
			1,573,896
Textiles, Clothing & Fabrics—0.9%
Gildan Activewear, Inc. (Canada)	*	20,400	839,664
Timberland Company Class A	*	39,100	706,928
			1,546,592
Transportation—1.3%
American Commercial Lines, Inc.	*	47,800	776,272
Arlington Tankers Ltd. (Bermuda)		39,185	867,164
StealthGas, Inc. (Greece)		41,500	563,570
			2,207,006
Water Companies—0.0%
Companhia de Saneamento de Minas Gerais (Brazil)		2,900	50,506
TOTAL COMMON STOCKS
(Cost $85,368,260)			77,573,348

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—3.9%
Banking—0.6%
General Electric Capital Corp., Series A, Note, (MTN)
4.250%	09/13/2010	$1,100,000	$1,096,807
Beverages, Food & Tobacco—0.1%
Dean Foods Company, Senior Note
6.625%	05/15/2009	280,000	277,900
Computer Software & Processing—0.5%
Oracle Corporation, Note
5.000%	01/15/2011	840,000	851,702
Electric Utilities—0.2%
AES Corporation, Senior Note
9.500%	06/01/2009	315,000	327,600
Lodging—0.2%
MGM Mirage, Senior Note
6.000%	10/01/2009	295,000	295,000
Media—Broadcasting & Publishing—0.6%
Comcast Corporation, Note
5.450%	11/15/2010	720,000	735,177
CSC Holdings, Inc., Series B, Senior Note
8.125%	07/15/2009	290,000	295,437
			1,030,614
Pharmaceuticals—0.6%
Abbott Laboratories, Note
5.375%	05/15/2009	300,000	304,688

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Amgen, Inc., Senior Note
4.000%	11/18/2009		$690,000	$685,218
				989,906
Retailers—0.4%
CVS Caremark Corporation, Note
4.000%	09/15/2009		690,000	677,319
Telephone Systems—0.7%
BellSouth Corp., Note
4.200%	09/15/2009		950,000	944,727
Qwest Capital Funding, Guaranteed Note
7.000%	08/03/2009		325,000	325,813
				1,270,540
TOTAL CORPORATE OBLIGATIONS
(Cost $6,803,935)				6,817,388

U.S. GOVERNMENT AGENCY OBLIGATIONS—12.8%
U.S. Government Agencies—12.4%
Federal Home Loan Mortgage Corporation
5.750%	03/15/2009		7,000,000	7,155,960
4.750%	11/03/2009		7,000,000	7,147,238
Federal National Mortgage Association
4.375%	09/13/2010		7,000,000	7,139,916
				21,443,114
U.S. Government Agencies—Mortgage Backed—0.4%
Federal National Mortgage Association
6.778%	11/01/2035	‡#	658,962	668,537
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $21,889,036)				22,111,651

U.S. TREASURY OBLIGATIONS—24.2%
U.S. Treasury Notes—24.2%
U.S. Treasury Note
4.625%	07/31/2009		4,235,000	4,334,921
4.500%	03/31/2009- 11/15/2010	***	22,287,000	22,974,592
3.875%	09/15/2010		14,403,000	14,714,695
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $41,386,287)				42,024,208

MUNICIPAL OBLIGATIONS—1.0%
Financial Services—1.0%
New York, NY
6.500%	05/15/2011
(Cost $1,736,675)			1,600,000	1,739,792

	Shares	Value
WARRANTS—0.0%
Financial Services—0.0%
Oilsands Quest, Inc. Warrants, Expires 12/5/2009
(Cost $)	7,000	9,800

Coupon Rate	Maturity Date		Face	Value
ASSET BACKED SECURITIES—2.3%
Automotive—1.2%
BMW Vehicle Lease Trust, Series 2007-1, Class A3A
4.590%	08/15/2013		$2,000,000	$2,003,245
Credit Cards—1.1%
Bank One Issuance Trust, Series 2004-A6, Class A6
3.940%	04/16/2012		2,000,000	1,995,239
TOTAL ASSET BACKED SECURITIES
(Cost $3,968,359)				3,998,484

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—3.8%
Mortgage Backed—3.8%
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
5.300%	12/19/2035	#	1,912,989	1,917,641
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
3.304%	03/25/2044	#	1,888,351	1,876,963
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1
6.072%	10/25/2036	#	692,944	691,151
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1
4.573%	12/25/2034	#	2,148,153	2,110,316
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $6,462,096)				6,596,071
TOTAL INVESTMENTS—92.7%
(Cost $167,614,648)				160,870,742
Other assets less liabilities—7.3%				12,639,372
NET ASSETS—100.0%				$173,510,114

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

MTN	Medium Term Note

REIT	Real Estate Investment Trust

*	Non-income producing security.

‡	Security valued at fair value as determined by policies approved by the board of directors.

#	Rate is subject to change. Rate shown reflects current rate.

***	Security has been pledged as collateral for futures contracts.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.66% of Total Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
International Fund

	Shares	Value
COMMON STOCKS—95.9%
Argentina—0.1%
Tenaris SA ADR †	13,500	$603,855
Australia—3.5%
Amcor Ltd.	156,141	940,621
AMP Ltd.	553,500	4,794,623
AXA Asia Pacific Holdings Ltd.	137,300	881,665
Babcock & Brown Infrastructure Group	115,623	161,208
Brambles Ltd.	185,582	1,860,041
Foster’s Group Ltd.	151,148	863,062
Incitec Pivot Ltd.	14,000	1,426,795
Insurance Australia Group Ltd.	70,435	253,045
Macquarie Group Ltd. †	48,149	3,215,655
Newcrest Mining Ltd.	30,420	875,565
QBE Insurance Group Ltd.	248,080	7,189,342
Telstra Corporation Ltd.	225,481	922,366
Toll Holdings Ltd.	48,052	478,883
UXC Ltd.	370,578	581,824
Westpac Banking Corporation	30,000	728,181
Woodside Petroleum Ltd.	168,575	7,375,491
Woolworths Ltd.	84,761	2,509,099
WorleyParsons Ltd.	104,000	4,676,610
		39,734,076
Austria—0.3%
Raiffeisen International Bank Holding AG	13,008	1,948,969
Telekom Austria AG	25,500	702,015
Wienerberger AG	8,900	488,846
		3,139,830
Belgium—1.0%
Delhaize Group	14,360	1,256,713
Fortis	75,900	1,986,523
Fortis—Strip VVPR *	20,800	303
Interbrew	36,100	2,991,684
KBC Groep NV	31,100	4,363,830
UCB SA	16,522	747,742
Umicore	393	97,084
		11,443,879
Bermuda—1.0%
Guoco Group Ltd.	123,000	1,639,943
Jardine Matheson Holdings Ltd.	26,000	720,200
NWS Holdings Ltd.	648,496	2,056,593
Orient Overseas International Ltd.	88,000	644,683
SeaDrill Ltd. *	240,400	5,787,849
Vtech Holdings Ltd.	150,000	1,066,418
		11,915,686
Brazil—0.1%
Bovespa Holding SA *	21,000	404,663
Vivo Participacoes SA ADR	150,418	822,786
		1,227,449
Canada—5.2%
Barrick Gold Corporation	228,500	9,608,425
Cameco Corporation	100,400	4,010,122
Canadian Imperial Bank of Commerce	18,200	1,296,063
Canadian National Railway Company	17,000	800,495
Canadian Natural Resources Ltd.	36,100	2,644,734
Canadian Pacific Railway Ltd. †	65,748	4,249,951
EnCana Corporation	25,600	$1,744,221
Fairfax Financial Holdings Ltd.	2,600	753,205
Inmet Mining Corporation	19,700	1,601,731
Linamar Corporation	38,500	792,384
Methanex Corporation †	12,700	353,298
Potash Corporation of Saskatchewan, Inc.	82,600	11,963,535
Power Corporation of Canada †	19,700	797,982
Research In Motion Ltd. *	81,700	9,282,479
Shaw Communications, Inc. Class B	45,400	1,083,331
Shoppers Drug Mart Corporation	15,300	822,528
Sun Life Financial, Inc. †	17,100	961,584
Suncor Energy, Inc.	59,700	6,502,702
		59,268,770
Cayman Islands—0.2%
China Resources Land Ltd.	1,078,900	2,348,864
China—0.6%
Bank of China Ltd. Class H	515,000	246,382
China Construction Bank Class H	1,385,800	1,160,465
China Life Insurance Co., Ltd. Class H	152,700	780,486
China Petroleum & Chemical Corporation Class H	1,565,600	2,320,818
China Railway Group Ltd. Class H *	28,000	38,565
China Shenhua Energy Co., Ltd. Class H	99,500	586,106
Industrial and Commercial Bank of China Asia Ltd. Class H	1,234,000	875,976
PICC Property & Casualty Class H	192,000	270,524
Shanghai Electric Group Company Ltd. Class H	119,400	98,630
		6,377,952
Denmark—0.1%
Novo Nordisk A/S Class B	16,000	1,041,480
Finland—0.9%
Fortum Oyj	179,755	8,049,558
Nokia Oyj	21,200	811,912
Rautaruukki Oyj	15,500	660,427
UPM-Kymmene Oyj	29,226	589,535
		10,111,432
France—10.3%
Accor SA	9,700	773,011
Air France	71,500	2,491,039
Air Liquide SA	9,050	1,342,215
Alstom	19,894	4,259,790
AXA	46,300	1,840,186
Beneteau	30,900	786,348
BNP Paribas	22,270	2,408,774
Bouygues SA	144,364	11,958,308
Cap Gemini SA	40,100	2,511,667
Carrefour SA	51,393	3,987,612
Cie Generale D’Optique Essilor International SA	56,000	3,560,996
Dassault Systemes SA	17,800	1,050,265
Electricite de France	123,255	14,635,489
Esso Ste Anonyme Francaise	4,970	1,318,309
France Telecom SA	45,792	1,637,480
GFI Informatique	217,600	1,902,638
Groupe Danone	33,400	2,984,114
Haulotte Group †	27,600	823,553
LVMH Moet Hennessy Louis Vuitton SA	78,532	9,460,989

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
International Fund

	Shares	Value
COMMON STOCKS—(Continued)
Lafarge SA	9,500	$1,719,712
L’Oreal SA	63,900	9,121,834
Manutan International	9,000	762,364
PagesJaunes SA	18,853	376,199
Pernod-Ricard SA	3,600	828,228
Peugeot SA	16,900	1,276,610
Renault SA	6,400	904,839
Rhodia SA *	19,008	731,469
Sanofi-Synthelabo SA	51,700	4,717,903
Schneider Electric SA	16,126	2,177,368
Societe Generale Class A	9,130	1,316,353
Societe Television Francaise[1]	91,000	2,418,677
Suez SA	25,400	1,723,494
Technip SA	45,602	3,615,951
Total SA	38,740	3,197,702
Vallourec SA	1,609	433,819
Veolia Environnement	29,958	2,720,339
Vinci SA	86,216	6,356,322
Vivendi Universal SA	43,800	2,004,732
Wendel	8,600	1,237,742
		117,374,440
Germany—8.6%
Allianz AG	57,541	12,358,016
Bayer AG	105,090	9,580,623
Commerzbank AG	14,931	566,307
Continental AG	17,900	2,334,940
DaimlerChrysler AG	147,130	14,215,444
Deutsche Bank AG	13,132	1,709,373
Deutsche Telekom AG	247,874	5,438,576
Fraport AG †	45,232	3,550,732
Fresenius Medical Care AG	16,100	861,832
Hypo Real Estate Holding	21,450	1,129,537
Infineon Technologies AG *	46,500	546,439
IVG Immobilien AG	19,868	676,999
Linde AG	39,056	5,158,900
MAN AG	9,100	1,505,754
Muenchener Rueckversicherungs AG	28,900	5,595,161
Q-Cells AG *	6,300	891,282
RWE AG	27,994	3,912,831
Salzgitter AG	40,900	6,093,690
SAP AG	11,300	579,838
Siemens AG	44,715	7,087,659
ThyssenKrupp AG	13,600	763,094
United Internet AG	51,874	1,259,862
Volkswagen AG	13,300	3,047,718
Wacker Chemie AG	34,848	10,020,734
		98,885,341
Hong Kong—6.2%
Bank of East Asia Ltd.	858,800	5,818,819
China Merchants Holdings International Co. Ltd.	282,300	1,728,374
China Mobile Ltd.	229,000	3,987,742
China Netcom Group Corporation Hong Kong Ltd.	527,200	1,570,651
China Unicom Ltd.	1,991,400	4,517,048
CLP Holdings Ltd.	480,000	3,260,983
CNOOC Ltd.	3,700,000	6,213,398
Denway Motors Ltd.	1,124,100	713,577
Hang Seng Bank Ltd.	346,000	7,082,198
Hengan International Group Co. Ltd.	526,000	2,337,833
Hong Kong & China Gas	1,670,000	5,086,805
Hutchison Whampoa Ltd.	971,498	10,943,722
Li & Fung Ltd.	102,400	$408,222
New World Development Company Ltd.	125,600	439,707
Sino Land Company Ltd.	398,000	1,393,651
Sun Hung Kai Properties Ltd.	377,200	7,922,185
Swire Pacific Ltd. Class A	491,322	6,732,342
Wing Lung Bank	69,000	842,053
		70,999,310
Ireland—0.4%
Allied Irish Banks PLC	71,800	1,641,397
CRH PLC	76,721	2,656,175
		4,297,572
Italy—1.9%
ENI SpA	184,319	6,706,033
Fiat SpA †	174,803	4,484,560
IFIL-Investments SpA	555,000	5,180,808
Intesa Sanpaola	380,428	2,984,485
Mediobanca SpA	70,527	1,444,906
Prysmian SpA *	28,000	690,726
Saipem SpA	20,000	796,190
		22,287,708
Japan—21.4%
Advantest Corporation †	73,500	2,076,303
Aeon Company Ltd.	268,900	3,918,778
AEON Mall Co., Ltd.	116,500	3,054,486
Ain Pharmaciez, Inc.	8,100	117,891
Aisin Seiki Company Ltd.	142,200	5,881,873
Ajinomoto Company, Inc.	66,000	746,239
Aloka Co., Ltd.	149,000	2,116,981
Astellas Pharma, Inc.	72,000	3,119,752
AUCNET, Inc.	40,500	671,698
Canon, Inc.	86,050	3,934,517
Chubu Shiryo Co., Ltd.	171,000	1,507,594
Citizen Holding Co., Ltd. †	80,000	776,177
Credit Saison Company Ltd.	125,750	3,422,334
D&M Holdings, Inc.	275,000	1,128,067
Daikin Industries Ltd.	68,000	3,789,212
Daito Trust Construction Company Ltd.	71,000	3,891,546
Daiwa House Industry Company Ltd.	63,000	804,143
Denso Corporation	82,100	3,337,860
East Japan Railway Company	83	682,078
Eisai Company Ltd.	73,000	2,854,378
Elpida Memory, Inc. *	34,800	1,188,690
Fanuc Ltd.	74,600	7,225,538
Fuji Machine Manufacturing Co. Ltd.	49,400	1,054,884
FUJIFILM Holding Corporation	29,900	1,250,305
Fujitsu Frontech Ltd.	86,700	691,461
Futaba Industrial Co. Ltd.	57,500	1,595,254
Heiwa Corporation	70,000	612,153
Hirose Electric Company Ltd.	24,700	2,831,914
Hitachi Ltd.	126,000	935,219
Honda Motor Company Ltd.	227,000	7,491,869
Hoya Corporation	174,600	5,519,011
Idemitsu Kosan Co. Ltd.	6,900	726,059
Inpex Holdings, Inc.	166	1,799,834
Itochu Corporation	569,000	5,485,490
Izumiya Co. Ltd.	171,000	956,967
Japan Tobacco, Inc.	1,140	6,734,202
JGC Corporation	46,000	787,985
JSP Corporation	86,100	982,075
Jupiter Telecommunications Co. *	3,446	2,896,479

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
International Fund

		Shares	Value
COMMON STOCKS—(Continued)
	Kansai Electric Power Company, Inc. (The)	33,200	$772,599
	Keiyo Co. Ltd.	108,000	608,502
	Keyence Corporation	27,200	6,673,221
	Marubeni Corporation	464,000	3,248,199
	Millea Holdings, Inc.	88,000	2,951,602
	Miraca Holdings, Inc.	131,000	3,130,316
	Mitsubishi Corporation	69,100	1,868,414
	Mitsubishi Electric Corporation	79,000	817,448
	Mitsubishi Estate Company Ltd.	204,900	4,877,147
	Mitsubishi Heavy Industries Ltd.	725,700	3,080,848
	Mitsubishi UFJ Financial Group, Inc.	569,000	5,360,590
	Mitsui & Company Ltd.	398,000	8,303,487
	Mitsui Fudosan Company Ltd.	70,046	1,509,225
	Mitsui O.S.K. Lines Ltd.	53,000	669,413
	Mizuho Financial Group, Inc.	565	2,688,820
	Murata Manufacturing Company Ltd.	26,400	1,514,586
	NTT DoCoMo, Inc.	2,058	3,384,924
	NAC Co. Ltd.	27,200	212,427
	Nintendo Company Ltd.	7,300	4,282,185
	Nippon Electric Glass Company Ltd.	46,500	755,707
	Nissan Motor Company Ltd.	178,800	1,949,679
	Nitto Denko Corporation	54,000	2,835,407
	Nomura Holdings, Inc.	84,000	1,406,087
Oracle Corporation (Japan)	†	12,600	552,702
	Oriental Yeast Co. Ltd.	156,000	743,059
	ORIX Corporation	29,790	5,005,592
	Rohm Company Ltd.	37,900	3,284,987
Sanden Corporation	†	155,000	788,797
	Secom Company Ltd.	68,000	3,708,894
Shimamura Company Ltd.	†	33,900	2,863,722
	Shin-Etsu Chemical Company Ltd.	62,600	3,889,514
	SMC Corporation	17,200	2,044,253
Softbank Corporation	*	394,100	8,075,307
	Sony Corporation	51,900	2,825,006
Sony Financial Holdings, Inc.	*	134	511,697
	Sumitomo Chemical Company Ltd.	371,300	3,285,008
	Sumitomo Corporation	477,000	6,667,620
	Sumitomo Metal Industries, Ltd.	150,000	685,299
Sumitomo Mitsui Financial Group, Inc.	†	872	6,446,983
	Suruga Corporation	56,000	932,228
	Suzuki Motor Corporation	153,000	4,582,664
	Takeda Pharmaceutical Company Ltd.	71,200	4,155,658
	TOA Corporation	75,000	593,576
	Tokyo Electron Ltd.	16,400	995,718
	Tokyo Gas Company Ltd.	141,000	658,039
	Tokyu Corporation	155,000	1,010,997
	Tokyu Land Corporation	117,500	1,004,425
	Toshiba Corporation	308,000	2,270,894
	Tostem Inax Holding Corporation	26,400	420,816
	Toyota Industries Corporation	18,100	733,153
	Toyota Motor Corporation	67,300	3,580,946
Trend Micro, Inc.	*	43,500	1,545,784
	UniCharm Corporation	14,600	920,518
	Unipres Corporation	82,400	762,442
	Urban Corporation	118,800	1,566,444
	Yahoo Japan Corporation	5,251	2,339,475
	Yamada Denki Company Ltd.	20,490	2,309,208
	Yamato Transport Company Ltd.	102,200	1,467,675
			244,727,229
Luxembourg—0.3%
	RTL Group	8,457	$978,426
	SES	20,100	526,504
	SES Global	28,900	760,502
Tenaris SA	†	35,932	794,300
			3,059,732
Mexico—0.4%
	America Movil SA de CV, ADR	56,300	3,456,257
Cemex SAB de CV Sponsored ADR	†*	20,600	532,510
	Grupo Televisa SA ADR	40,600	965,062
			4,953,829
Netherlands—2.2%
ASML Holdings NV	*	146,681	4,616,868
	Aegon NV	57,504	1,011,118
	Akzo Nobel NV	14,000	1,123,521
	Heineken Holding NV Class A	13,643	771,879
	ING Groep NV	204,460	7,942,064
Koninklijke Ahold NV	*	50,400	695,809
	Reed Elsevier NV	17,200	340,278
	Royal Dutch Shell PLC Class A	91,878	3,861,198
	Royal KPN NV	106,800	1,939,690
	Unilever NV	93,000	3,406,254
			25,708,679
Norway—1.3%
Kverneland ASA	*	429,300	840,308
	Orkla ASA	455,041	8,691,552
Renewable Energy Corporation AS	*	39,100	1,956,461
Telenor ASA	*	105,600	2,499,725
	Yara International ASA	24,400	1,119,371
			15,107,417
Poland—0.1%
Polski Koncern Naftowy Orlen	*	36,200	761,266
Russia—1.2%
	JSC Mining and Metallurgical Company Norilsk Nickel ADR	3,950	1,062,550
Novorossiysk Trade Sponsored GDR, 144A	* **	2,900	52,200
	OAO Lukoil Holding ADR	42,710	3,600,453
	OAO Gazprom Sponsored ADR	121,400	6,798,400
TMK OAO GDR, 144A	**	10,719	465,205
Unified Energy System GDR	*	19,021	2,472,730
Unified Energy System, GDR	*	769	98,355
Uralkali GDR, 144A	* **	5,250	204,750
			14,754,643
Singapore—0.7%
	Capitaland Ltd.	324,500	1,397,392
	DBS Group Holdings Ltd.	260,000	3,693,511
	Hiap Seng Engineering Ltd.	2,069,200	731,623
	Oversea-Chinese Banking Corporation	44,000	251,005
	SembCorp Industries Ltd.	330,600	1,315,177
	Singapore Telecommunications Ltd.	308,392	849,237
	United Overseas Bank Ltd.	41,000	562,016
			8,799,961
South Africa—0.3%
Harmony Gold Mining Co., Ltd.	*	37,100	380,346
Harmony Gold Mining Co., Ltd., Sponsored ADR	*	29,400	303,114

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
International Fund

	Shares	Value
COMMON STOCKS—(Continued)
Naspers Ltd. Class N	68,004	$1,603,302
Sasol Ltd.	12,300	607,140
		2,893,902
South Korea—0.9%
Kookmin Bank *	39,215	2,890,695
LG.Philips LCD Co., Ltd. ADR †*	33,600	872,928
NHN Corp. *	12,348	2,944,462
Samsung Electronics GDR, 144A **	7,325	2,175,472
SK Telecom Co., Ltd. ADR	49,200	1,468,128
		10,351,685
Spain—3.2%
Banco Bilbao Vizcaya Argentaria SA	202,700	4,919,200
Banco Santander SA	346,500	7,460,404
Gamesa Corporation Tecnologica SA	83,128	3,834,407
Inditex SA †	82,642	4,985,099
Repsol YPF SA	46,700	1,660,752
Telefonica SA	427,918	13,828,343
		36,688,205
Sweden—1.3%
Alfa Laval AB	25,400	1,423,817
Assa Abloy AB Class B	44,100	882,893
Atlas Copco AB Class A	38,800	575,735
Hennes & Mauritz AB Class B	30,000	1,809,145
Nordea Bank AB	419,600	7,020,305
Telefonaktiebolaget LM Ericsson Class B	845,000	1,974,489
TeliaSonera AB	185,300	1,728,291
		15,414,675
Switzerland—7.1%
ABB Ltd.	98,000	2,819,166
Adecco SA	32,059	1,719,458
Bobst Group AG	14,600	1,039,672
Burckhardt Compression Holding AG	3,700	1,197,836
Compagnie Financiere Richemont AG Class A	104,738	7,139,717
Credit Suisse Group	17,498	1,050,935
Galenica Holding AG Registered	1,800	777,659
Holcim Ltd.	63,102	6,711,593
Industrieholding Cham AG Registered *	2,500	974,943
Julius Baer Holding AG	9,900	810,521
Nestle SA	48,935	22,419,979
Nobel Biocare Holding AG	4,177	1,109,919
Novartis AG	166,545	9,087,434
Roche Holding AG—Bearer	6,827	1,273,671
Roche Holding AG—Genusschein	70,322	12,128,948
Swiss Reinsurance	86,396	6,098,294
Swisscom AG	4,547	1,770,959
Temenos Group AG *	39,800	977,007
UBS AG	11,178	514,234
UBS AG	5,600	257,600
Zurich Financial Services AG	6,200	1,815,527
		81,695,072
Taiwan—0.3%
High Tech Computer Corp.	39,000	714,285
Taiwan Mobile Co., Ltd.	464,000	617,724
Taiwan Semiconductor Manufacturing Company Ltd.	131,654	249,649
Taiwan Semiconductor Manufacturing Company Ltd. ADR	176,861	$1,761,536
		3,343,194
Turkey—0.1%
Turkcell Iletisim Hizmet ADR †	1,000	27,570
Turkcell Iletisim Hizmetleri	82,500	908,208
		935,778
United Kingdom—14.6%
Alliance & Leicester PLC †	54,000	672,971
Anglo American PLC	45,843	2,772,175
ARM Holdings PLC	168,400	413,740
AstraZeneca Group PLC	31,584	1,357,065
Aveva Group PLC	45,400	867,579
Axon Group PLC	60,100	626,858
BG Group PLC	328,000	7,496,929
Babcock International Group PLC	111,400	1,237,136
BAE Systems PLC	949,000	9,382,047
Barclays PLC	162,900	1,638,936
BHP Billiton PLC	195,900	5,950,983
BP PLC	452,700	5,511,114
British Land Company PLC	94,200	1,759,791
Cairn Energy PLC *	8,800	535,872
Centrica PLC	747,800	5,306,454
Chaucer Holdings PLC	1,376,100	2,733,509
Diploma PLC	214,700	3,969,746
Eurocamp PLC	77,300	1,046,428
Filtronic PLC *	272,000	979,121
Game Group PLC	232,500	1,146,656
GlaxoSmithKline PLC	130,000	3,289,026
HSBC Holdings PLC	90,100	1,511,932
HBOS PLC	152,100	2,203,300
Hunting PLC	172,600	2,415,229
ITE Group PLC	719,900	2,193,467
John Wood Group PLC	99,400	851,420
Johnston Press PLC	74,900	402,717
Kingfisher PLC	640,000	1,828,274
Lavendon Group PLC	89,901	839,183
Lloyds TSB Group PLC	464,453	4,357,019
Lonmin PLC	11,500	701,616
Marks & Spencer Group PLC	60,400	666,059
Micro Focus International PLC	297,000	1,498,420
MJ Gleeson Group PLC	79,100	506,080
Morrison WM Supermarkets	1,999,438	12,726,271
National Grid PLC	483,906	7,994,986
Oxford BioMedica PLC *	791,659	401,555
Pace Micro Technology PLC *	375,300	679,118
Persimmon PLC	49,000	777,645
Premier Foods PLC	152,900	622,296
Reckitt Benckiser Group PLC	45,000	2,605,030
Reed Elsevier PLC	53,400	714,474
Reuters Group PLC	107,600	1,355,289
Rightmove PLC †	152,600	1,399,832
Rio Tinto PLC	73,200	7,674,512
Robert Walters PLC	134,400	406,008
Royal Bank of Scotland Group PLC	367,300	3,230,759
Royal Dutch Shell PLC Class B	194,039	8,057,960
SABMiller PLC	217,000	6,067,149
Scottish & Southern Energy PLC	75,600	2,455,776
SDL PLC *	98,700	541,623
Shire PLC	103,400	2,368,626
Standard Chartered PLC	98,203	3,570,483
Tesco PLC	603,700	5,720,928
Vodafone Group PLC	1,817,401	6,796,490
Wilmington Group PLC	221,450	927,481

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
International Fund

	Shares	Value
COMMON STOCKS—(Continued)
Xstrata PLC	142,866	$9,986,999
Yell Group PLC	177,400	1,408,407
		167,158,549
United States—0.1%
Golden Telecom, Inc. †*	9,045	913,093
TOTAL COMMON STOCKS
(Cost $927,404,030)		1,098,324,553

PREFERRED STOCKS—0.1%
Germany—0.1%
Porsche AG
(Cost $781,501)	414	833,446

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—3.0%
Institutional Money Market Funds—0.2%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	$2,842,844	2,842,844
Bank & Certificate Deposits/Offshore Time Deposits—2.7%
Abbey National PLC
5.160%	01/07/2008	††	710,711	710,711
Abbey National PLC
5.000%	01/09/2008	††	888,387	888,387
ABN Amro Bank NV
5.185%	01/04/2008	††	355,356	355,356
ABN Amro Bank NV
5.160%	01/04/2008	††	533,033	533,033
ABN Amro Bank NV
5.145%	01/03/2008	††	710,711	710,711
Bank of Nova Scotia
4.960%	01/17/2008	††	710,711	710,711
Bank of Nova Scotia
4.850%	01/22/2008	††	710,711	710,711
Barclays
5.350%	01/04/2008	††	355,356	355,356
Barclays
5.000%	01/22/2008	††	888,389	888,389
Barclays
4.880%	02/06/2008	††	533,033	533,033
BNP Paribas
5.200%	01/11/2008	††	355,356	355,356
BNP Paribas
5.150%	01/02/2008	††	355,356	355,356
BNP Paribas
5.010%	01/16/2008	††	1,066,067	1,066,067
Calyon
5.120%	03/03/2008	††	355,356	355,356
Calyon
4.250%	01/02/2008	††	3,553,555	3,553,555
Dexia Group
4.755%	01/03/2008	††	1,599,099	1,599,099
Fifth Third Bancorp
2.750%	01/02/2008	††	1,776,778	1,776,778
Fortis Bank
4.600%	01/07/2008	††	1,066,066	1,066,066
Fortis Bank
4.300%	01/02/2008	††	2,665,166	2,665,166
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	$355,356	$355,356
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	710,712	710,712
Lloyds TSB Bank
5.150%	01/03/2008	††	533,033	533,033
Lloyds TSB Bank
4.750%	01/24/2008	††	710,712	710,712
Rabobank Nederland
5.080%	01/09/2008	††	355,356	355,356
Rabobank Nederland
4.880%	01/10/2008	††	177,678	177,678
Royal Bank of Scotland
5.000%	01/22/2008	††	533,033	533,033
Royal Bank of Scotland
4.830%	02/05/2008	††	533,033	533,033
Royal Bank of Scotland
4.700%	02/25/2008	††	355,356	355,356
Societe Generale
5.150%	03/03/2008	††	533,033	533,033
Societe Generale
5.150%	01/02/2008	††	533,033	533,033
Societe Generale
4.900%	02/29/2008	††	710,712	710,712
Svenska Handlesbanken
4.250%	01/02/2008	††	3,063,827	3,063,827
Toronto Dominion Bank
5.100%	01/10/2008	††	533,033	533,033
Toronto Dominion Bank
5.050%	01/11/2008	††	177,678	177,678
Toronto Dominion Bank
4.800%	02/11/2008	††	1,066,066	1,066,066
UBS AG
4.920%	01/11/2008	††	533,033	533,033
				30,603,881
Floating Rate Instruments/Master Notes—0.1%
Wells Fargo Bank
4.600%	01/02/2008	††	1,599,099	1,599,099
TOTAL CASH EQUIVALENTS
(Cost $35,045,824)				35,045,824

REPURCHASE AGREEMENTS—4.2%
United States—4.2%
State Street Bank and Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $48,010,438 and an effective yield of 3.65%, collateralized by U.S. Government Agency Obligations, with rates ranging from 4.166% – 6.165%, maturity dates ranging from 05/01/2034 – 01/15/2035, and an aggregate market value of $48,969,466.			48,000,695	48,000,695
TOTAL INVESTMENTS—103.2%
(Cost $1,011,232,050)				1,182,204,518
Other assets less liabilities—(3.2%)				(37,175,712)
NET ASSETS—100.0%				$1,145,028,806

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint
International Fund

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

†	Denotes all or a portion of security on loan.

*	Non-income producing security.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.25% of Total Investments.

††	Represents reinvestment of collateral received in conjunction with securities lending.

Percentage of Portfolio by Industry (unaudited):
Oil & Gas	9.9%
Banking	9.1%
Telephone Systems	6.0%
Automotive	5.5%
Insurance	5.3%
Beverages, Food & Tobacco	5.5%
Commercial Services	4.8%
Pharmaceuticals	4.7%
Metals	4.4%
Chemicals	4.0%
Electric Utilities	3.8%
Financial Services	3.4%
Real Estate	2.8%
Electronics	2.6%
Distribution/Wholesale	2.6%
Medical Supplies	2.3%
Food Retailers	2.1%
Computer Software & Processing	1.8%
Retailers	1.8%
Heavy Machinery	1.6%
Transportation	1.7%
Communications	1.5%
Media—Broadcasting & Publishing	1.4%
Building Materials	1.2%
Cosmetics & Personal Care	1.1%
Heavy Construction	0.9%
Apparel Retailers	0.8%
Aerospace & Defense	0.8%
Computers & Information	0.5%
Entertainment & Leisure	0.6%
Home Construction, Furnishings & Appliances	0.5%
Water Companies	0.2%
Airlines	0.2%
Electrical Equipment	0.2%
Forest Products & Paper	0.1%
Advertising	0.1%
Containers & Packaging	0.1%
Lodging	0.1%
Total Common Stocks	96.0%
Repurchase Agreements	4.2%
Bank & Certificate Deposits/Offshore Time Deposits	2.6%
Institutional Money Market Funds	0.3%
Floating Rate Instruments/Master Notes	0.1%
Total Cash Equivalents/Repurchase Agreements	7.2%
TOTAL INVESTMENTS	103.2%
Other assets less liabilities	(3.2)%
TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—14.3%
Aerospace & Defense—0.7%
Textron, Inc.
6.375%	11/15/2008		$2,900,000	$2,943,181
Airlines—0.1%
Continental Airlines, Inc., Series 2001-1, Class A2
6.503%	06/15/2011		406,000	409,498
Automotive—0.8%
DaimlerChrysler North America Holding Corporation, Guaranteed Note
4.050%	06/04/2008		2,000,000	1,992,506
Goodyear Tire & Rubber Co. (The), Senior Secured, Note
13.871%	03/01/2011		765,000	808,987
Lear Corporation, Senior Note
8.110%	05/15/2009		1,000,000	990,000
				3,791,493
Banking—2.0%
Caterpillar Financial Services Corp., Series F, Note, (MTN)
3.450%	01/15/2009		3,500,000	3,449,092
General Electric Capital Corp., Note, (MTN)
5.250%	01/20/2010		3,500,000	3,460,425
SLM Corp., Note
5.570%	07/25/2008		1,000,000	979,586
VTB Capital SA, Note, Reg S (Luxembourg)
6.660%	11/02/2009		1,500,000	1,482,760
				9,371,863
Beverages, Food & Tobacco—1.7%
Alliance One International, Inc., Senior Note
11.000%	05/15/2012		1,500,000	1,575,000
Diageo Capital PLC, Note, (MTN) (United Kingdom)
4.987%	11/10/2008		3,500,000	3,494,550
Kraft Foods, Inc., Note
4.000%	10/01/2008		3,000,000	2,976,456
				8,046,006
Communications—1.1%
Cisco Systems, Inc., Senior Note
5.095%	02/20/2009		3,500,000	3,497,001
Millicom International Cellular SA, Senior Note (Luxembourg)
10.000%	12/01/2013		1,500,000	1,605,000
				5,102,001
Computer Software & Processing—0.0%
Unisys Corp., Senior Note
7.875%	04/01/2008		147,000	147,000
Electric Utilities—0.5%
AES Corporation, Senior Note
9.500%	06/01/2009		2,330,000	2,423,200
Entertainment & Leisure—0.3%
Mohegan Tribal Gaming Authority, Senior Subordinated Note
8.000%	04/01/2012		1,500,000	1,530,000
Financial Services—1.4%
Berkshire Hathaway Finance Corp., Senior Note
3.375%	10/15/2008		2,575,000	2,552,706
Blue City Investments 1, Ltd. For Blue City Co. 1 SAOC, Note (Cayman Islands)
8.675%	11/07/2013	‡	$1,000,000	$990,951
FBN Capital Finance Co., Note
9.750%	03/30/2017		1,075,000	1,018,563
Rio Tinto Finance USA Ltd., Guaranteed Note (Australia)
2.625%	09/30/2008		2,000,000	1,965,298
				6,527,518
Lodging—0.2%
MGM Mirage, Senior Note
6.000%	10/01/2009		810,000	810,000
Media—Broadcasting & Publishing—2.0%
Cablevision Systems Corp., Series B, Senior Note
9.644%	04/01/2009		500,000	508,125
Comcast Corp., Note
5.543%	07/14/2009		1,649,000	1,643,600
CSC Holdings, Inc., Series B, Senior Note
8.125%	07/15/2009		790,000	804,813
CSC Holdings, Inc., Series B, Senior Note
8.125%	08/15/2009		750,000	765,000
Dex Media West LLC/Dex Media Finance Co., Series B, Senior Subordinated Note
9.875%	08/15/2013		1,500,000	1,563,750
Sinclair Broadcast Group, Inc., Senior Subordinated Note
8.000%	03/15/2012		1,500,000	1,535,625
Time Warner Entertainment Co., LP, Senior Note
7.250%	09/01/2008		2,500,000	2,533,960
				9,354,873
Oil & Gas—0.4%
Transocean, Inc., Note (Cayman Islands)
5.341%	09/05/2008		2,000,000	1,990,354
Public Administration—0.3%
Corrections Corp. of America, Senior Note
7.500%	05/01/2011		1,500,000	1,526,250
Retailers—0.4%
Neiman-Marcus Group, Inc., Note, (PIK)
9.000%	10/15/2015		1,500,000	1,554,375
Telephone Systems—2.4%
Deutsche Telekom International Finance BV, Global Note (Netherlands)
3.875%	07/22/2008		2,000,000	1,985,662
Qwest Capital Funding, Guaranteed Note
7.000%	08/03/2009		860,000	862,150
Rural Cellular Corp., Senior Secured Note
8.250%	03/15/2012		282,000	293,985
Sprint Capital Corporation, Note
6.125%	11/15/2008		2,500,000	2,503,618
Verizon Communications, Inc., Note
5.280%	04/03/2009		3,500,000	3,468,682
Vodafone Americas Asia, Inc., Note
6.650%	05/01/2008		1,895,000	1,904,032
				11,018,129
TOTAL CORPORATE OBLIGATIONS
(Cost $66,804,290)				66,545,741

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—32.6%
U.S. Government Agencies—32.6%
Federal Home Loan Bank
4.800%	11/13/2009		$7,500,000	$7,502,272
4.650%	11/21/2008		7,500,000	7,500,000
4.570%	12/02/2008		10,000,000	10,000,000
4.240%	01/04/2008		13,000,000	12,995,407
Federal Home Loan Mortgage Corporation
4.625%	12/19/2008		22,000,000	22,124,102
4.230%	01/08/2008		33,000,000	32,972,858
Federal National Mortgage Association
4.290%	02/13/2008		59,000,000	58,697,681
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $151,778,707)				151,792,320

U.S. TREASURY OBLIGATIONS—12.9%
U.S. Treasury Bills—3.0%
U.S. Treasury Bill
3.100%	06/05/2008	*	3,000,000	2,959,700
3.010%	06/05/2008	*	6,150,000	6,069,784
2.970%	03/20/2008	*	5,000,000	4,967,412
				13,996,896
U.S. Treasury Notes—9.9%
U.S. Treasury Note
4.875%	06/30/2009		26,000,000	26,674,388
3.625%	10/31/2009		19,000,000	19,192,983
				45,867,371
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $59,364,779)				59,864,267

ASSET BACKED SECURITIES—17.8%
Banking—8.3%
American Express Credit Account Master Trust, Series 2005-3, Class B
5.168%	01/18/2011		1,750,000	1,750,517
Argent Securities, Inc., Series 2005-W2, Class A2B1
5.065%	10/25/2035		1,901,625	1,872,239
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class A2C
5.125%	09/25/2035		2,192,435	2,179,135
Countrywide Asset-Backed Certificates, Series 2004-AB1, Class 2A3
5.385%	02/25/2035		2,277,752	2,239,878
Countrywide Asset-Backed Certificates, Series 2006-12, Class 2A1
4.935%	12/25/2036		2,534,446	2,497,124
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF8, Class A2C
5.135%	09/25/2035		2,613,405	2,585,259
Lehman XS Trust, Series 2005-8, Class 2A1A
5.065%	12/25/2035		3,023,407	2,933,885
Merrill Lynch Mortgage Investors, Inc., Series 2006-FM1, Class A2A
4.925%	04/25/2037		1,403,804	1,388,770
Option One Mortgage Loan Trust, Series 2005-4, Class A3
5.125%	11/25/2035		2,763,908	2,646,936
Residential Asset Securities Corp., Series 2005-KS11, Class AI2
5.005%	12/25/2035		$1,027,434	$1,025,484
Residential Asset Securities Corp., Series 2006-KS1, Class A2
5.005%	02/25/2036		3,862,513	3,813,402
Saxon Asset Securities Trust, Series 2005-4, Class A2C
5.115%	11/25/2037		3,000,000	2,952,833
Soundview Home Equity Loan Trust, Series 2005-OPT4, Class 2A3
5.125%	12/25/2035		3,000,000	2,879,254
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A2
4.955%	07/25/2036		1,892,313	1,861,521
Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2
5.545%	01/25/2033		3,504,062	3,468,207
Wells Fargo Home Equity Trust, Series 2006-2, Class A1
4.935%	07/25/2036		2,422,358	2,393,774
				38,488,218
Credit Cards—8.1%
American Express Credit Account Master Trust, Series 2004-5, Class B
5.278%	04/16/2012		1,750,000	1,737,785
American Express Credit Account Master Trust, Series 2006-A, Class C, 144A
5.258%	08/15/2011	**	2,750,000	2,716,914
Bank One Issuance Trust, Series 2003-1B, Class B
5.398%	12/15/2010		2,000,000	2,001,846
Bank One Issuance Trust, Series 2004-B1, Class B1
5.348%	03/15/2012		2,000,000	1,981,446
Chase Credit Card Master Trust, Series 2002-3, Class B
5.478%	09/15/2011		1,750,000	1,745,695
Chase Credit Card Master Trust, Series 2003-2, Class B
5.378%	07/15/2010		1,750,000	1,751,659
Chase Credit Card Master Trust, Series 2003-3, Class B
5.378%	10/15/2010		1,750,000	1,751,906
Chase Credit Card Master Trust, Series 2003-6, Class B
5.378%	02/15/2011		1,750,000	1,748,684
Chase Issuance Trust, Series 2006-3C, Class C
5.258%	06/15/2011		3,000,000	2,948,504
Citibank Credit Card Issuance Trust, Series 2003-C1, Class C1
6.354%	04/07/2010		3,500,000	3,499,007
Citibank Credit Card Issuance Trust, Series 2006-B1, Class B1
5.360%	03/07/2011		1,000,000	990,539
Discover Card Master Trust I, Series 2003-2, Class A
5.158%	08/15/2010		4,000,000	4,001,159
GE Capital Credit Card Master Note Trust, Series 2005-3, Class B
5.328%	06/15/2013		1,500,000	1,480,246
Household Affinity Credit Card Master Note Trust I, Series 2003-1, Class B
5.578%	02/15/2010		650,000	650,459
Household Credit Card Master Note Trust I, Series 2006-1, Class B
5.168%	06/15/2012		1,000,000	984,802

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date	Face	Value
ASSET BACKED SECURITIES—(Continued)
MBNA Credit Card Master Note Trust, Series 2003-1B, Class B
5.468%	07/15/2010	$1,750,000	$1,751,096
MBNA Credit Card Master Note Trust, Series 2003-3C, Class C
6.378%	10/15/2010	1,750,000	1,756,020
MBNA Credit Card Master Note Trust, Series 2003-A9, Class A9
5.158%	02/15/2011	2,340,000	2,340,519
MBNA Credit Card Master Note Trust, Series 2005-3C, Class C
5.298%	03/15/2011	1,750,000	1,737,662
			37,575,948
Equipment—1.4%
CNH Equipment Trust, Series 2004-4, Class A4B
3.480%	09/15/2011	1,705,753	1,698,642
CNH Wholesale Master Note Trust, Series 2005-1, Class A
5.138%	06/15/2011	5,000,000	4,990,394
			6,689,036
TOTAL ASSET BACKED SECURITIES
(Cost $82,735,286)			82,753,202

PURCHASED OPTIONS—0.5%
Swiss Market Index, Expires 3/20/2008, Strike 7,472.46 USD		910	238,283
U.S. 10 Year Note, Expires 02/22/08, Strike $120		302	2,029,063
TOTAL PURCHASED OPTIONS
(Cost $2,568,234)			2,267,346
TOTAL INVESTMENTS—78.1%
(Cost $363,251,296)			363,222,876
Other assets less liabilities—21.9%			101,951,666
NET ASSETS—100.0%			$465,174,542

Notes to the Schedule of Investments:

MTN	Medium Term Note

‡	Security valued at fair value as determined by policies approved by the board of directors.

*	Security has been pledged as collateral for futures contracts.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.75% of Total Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—20.6%
Advertising—0.1%
Omnicom Group, Inc., Note
5.900%	04/15/2016		$500,000	$507,963
Aerospace & Defense—0.4%
Boeing Capital Corporation, Senior Note
6.100%	03/01/2011		500,000	524,457
Boeing Company (The), Note
6.125%	02/15/2033		100,000	105,286
Boeing Company (The), Note
5.125%	02/15/2013		250,000	255,704
Honeywell International, Inc., Note
7.500%	03/01/2010	†	1,000,000	1,064,815
Honeywell International, Inc., Note
6.125%	11/01/2011		250,000	261,967
Lockheed Martin Corporation, Note
6.150%	09/01/2036		250,000	259,452
Northrop Grumman Corporation, Note
7.750%	02/15/2031		750,000	922,119
Textron Financial Corporation, Note
6.000%	11/20/2009		200,000	208,284
United Technologies Corporation, Note
6.700%	08/01/2028		150,000	163,333
United Technologies Corporation, Note
6.100%	05/15/2012		50,000	52,780
United Technologies Corporation, Note
4.875%	05/01/2015		500,000	493,946
				4,312,143
Airlines—0.1%
American Airlines, Inc., Series 1999-1, Class A2
7.024%	10/15/2009		157,000	157,696
Continental Airlines, Inc., Series 1998-1, Class 1A
6.648%	09/15/2017		519,821	522,420
FedEx Corporation, Note
9.650%	06/15/2012		150,000	176,030
				856,146
Apparel Retailers—0.0%
Limited Brands, Note
5.250%	11/01/2014		250,000	224,705
Automotive—0.3%
Daimler Finance North America LLC, Senior Global Note
7.300%	01/15/2012		1,000,000	1,067,043
DaimlerChrysler North America Holding Corporation, Guaranteed Note
7.200%	09/01/2009		350,000	361,054
DaimlerChrysler North America Holding Corporation, Senior Note
6.500%	11/15/2013		500,000	523,137
Johnson Controls, Inc., Note
5.500%	01/15/2016		750,000	740,188
				2,691,422
Banking—5.0%
American Express Company, Note, (FRN)
6.800%	09/01/2066	#	1,000,000	1,015,611
American General Finance Corporation, Series I, Senior Note, (MTN)
5.400%	12/01/2015		750,000	692,719
Asian Development Bank/Pasig, Global Note (Supra National) (Supra National)
5.500%	06/27/2016		$750,000	$809,569
Associates Corporate of North America, Senior Note
6.950%	11/01/2018		250,000	271,659
BAC Capital Trust XI, Guaranteed Note
6.625%	05/23/2036		500,000	487,969
Bank of America Corporation, Senior Note
5.875%	02/15/2009		1,000,000	1,014,647
Bank of America Corporation, Subordinated Note
7.750%	08/15/2015		750,000	847,749
Bank of America Corporation, Subordinated Note
6.800%	03/15/2028		500,000	516,957
Bank of America Corporation, Subordinated Note
5.420%	03/15/2017		700,000	677,615
Bank One Corporation, Subordinated Note
5.900%	11/15/2011		750,000	779,414
BB&T Corporation, Note
5.250%	11/01/2019		500,000	467,846
Branch Banking & Trust Company
5.200%	12/23/2015		650,000	621,811
BSCH Issuances Ltd., Subordinated Note (Cayman Islands)
7.625%	09/14/2010		350,000	374,958
Capital One Bank, Note, (MTN)
5.125%	02/15/2014		500,000	466,252
Capital One Financial Corporation, Subordinated Note
6.150%	09/01/2016		500,000	444,391
CIT Group Funding Company of Canada, Senior Note (Canada)
4.650%	07/01/2010		500,000	475,784
CIT Group, Inc., Global Senior Note
5.000%	02/13/2014		500,000	440,732
CIT Group, Inc., Senior Note, (MTN)
4.750%	12/15/2010		1,000,000	949,166
Citigroup, Inc., Global Senior Note
6.000%	08/15/2017		600,000	613,256
Citigroup, Inc., Senior Note
6.125%	11/21/2017		500,000	514,545
Deutsche Bank AG/London, Senior Note (Germany)
6.000%	09/01/2017		500,000	519,435
Deutsche Bank Financial, Inc., Note, Convertible, (MTN)
5.375%	03/02/2015		250,000	250,080
European Investment Bank, Global Note (Supra National)
4.125%	09/15/2010		1,500,000	1,518,078
European Investment Bank, Note (Supra National)
5.125%	09/13/2016		1,000,000	1,046,022
European Investment Bank, Note (Supra National)
4.625%	05/15/2014		500,000	511,764
European Investment Bank, Note (Supra National)
3.375%	06/12/2013		500,000	482,265
Fifth Third Capital Trust IV, Guaranteed Note
6.500%	04/15/2037		1,000,000	908,421
First Union Institutional Trust I Capital Securities, Note
8.040%	12/01/2026		1,000,000	1,037,262
FleetBoston Financial Corporation, Senior Note
6.875%	01/15/2028		150,000	157,339
General Electric Capital Corporation, Note (MTN)
5.625%	09/15/2017	†	750,000	770,915
General Electric Capital Corporation, Note (MTN)
5.400%	02/15/2017		750,000	759,640
General Electric Capital Corporation, Subordinated Note
6.375%	11/15/2017		1,000,000	1,034,369
Household Finance Corporation, Note
8.000%	07/15/2010		750,000	799,862

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Household Finance Corporation, Note
6.375%	11/27/2012	$1,000,000	$1,029,417
HSBC Finance Capital Trust IX, Note
5.911%	11/30/2035	500,000	463,350
HSBC Finance Corporation, Note
7.000%	05/15/2012	1,500,000	1,573,114
HSBC Holdings PLC, Note (United Kingdom)
5.250%	12/12/2012	150,000	150,285
ING Capital Funding Trust III
8.439%	12/31/2049	150,000	159,021
Inter-American Development Bank (Supra National)
7.375%	01/15/2010	750,000	806,021
International Bank for Reconstruction & Development, Note
7.625%	01/19/2023	1,000,000	1,317,183
International Bank for Reconstruction & Development, Note, (MTN) (Supra National)
4.125%	08/12/2009	350,000	353,490
International Finance Corporation, Note (Supra National)
5.125%	05/02/2011	1,000,000	1,049,557
JPMorgan Chase & Company
6.625%	03/15/2012	1,500,000	1,583,163
JPMorgan Chase & Company, Global Senior Note
4.750%	03/01/2015	1,000,000	954,735
JPMorgan Chase & Company, Global Subordinated Note
5.125%	09/15/2014	750,000	736,162
KFW—Kreditanstalt fuer Wiederaufbau, Global Note (Denmark)
3.250%	03/30/2009	1,000,000	991,220
KFW International Finance, Inc., Note
8.000%	02/15/2010	250,000	272,024
Kreditanstalt fuer Wiederaufbau, Global Note (Germany)
4.250%	06/15/2010	1,000,000	1,020,718
Kreditanstalt fuer Wiederaufbau, Global Note (Germany)
4.125%	10/15/2014	1,000,000	999,697
Kreditanstalt fuer Wiederaufbau, Series G, Global Note, (MTN) (Germany)
4.875%	01/17/2017	1,000,000	1,032,147
Landwirtschaftliche Rentenbank, Global Note (Germany)
4.875%	11/16/2015	1,000,000	1,031,985
Marshall & Ilsley Corporation, Senior Note
4.375%	08/01/2009	500,000	495,341
National Australia Bank, Ltd., Series A, Subordinated Note (Australia)
8.600%	05/19/2010	1,000,000	1,080,911
National City Corporation, Subordinated Note
6.875%	05/15/2019	500,000	513,193
National Rural Utilities Cooperative Finance Corporation, Note
7.250%	03/01/2012	500,000	542,229
Oesterreichische Kontrollbank AG, Note (Austria)
4.750%	11/08/2011	1,000,000	1,031,685
PNC Funding Corporation, Subordinated Note
5.250%	11/15/2015	200,000	194,148
Royal Bank of Canada, Note (Canada)
5.650%	07/20/2011	500,000	520,060
Royal Bank of Scotland Group PLC, Global Note (United Kingdom)
5.000%	10/01/2014	750,000	735,014
Royal Bank of Scotland Group PLC, Note (FRN) (United Kingdom)
7.648%	08/29/2049	$500,000	$517,297
Sanwa Bank Ltd., Note
7.400%	06/15/2011	250,000	270,592
SLM Corporation, Note
5.450%	04/25/2011	750,000	690,694
SLM Corporation, Note, (MTN)
5.000%	10/01/2013	500,000	438,782
Suntrust Banks, Inc., Subordinated Note
5.200%	01/17/2017	250,000	237,720
Swiss Bank Corporation, Subordinated Note
7.000%	10/15/2015	100,000	109,195
U.S. Bank NA, Note
4.800%	04/15/2015	250,000	240,423
UBS AG/Stamford Branch, Note
5.875%	07/15/2016	1,000,000	1,022,373
Wachovia Bank NA/Old, Subordinated Note
4.875%	02/01/2015	1,500,000	1,430,035
Wachovia Corporation, Senior Note
5.250%	08/01/2014	1,000,000	979,076
Washington Mutual Bank FA, Global Subordinated Note, (MTN)
5.650%	08/15/2014	250,000	220,944
Washington Mutual, Inc., Note
4.000%	01/15/2009	1,000,000	941,875
Wells Fargo & Company, Note
5.000%	11/15/2014	750,000	743,840
Wells Fargo & Company, Series J, Note, (MTN)
4.200%	01/15/2010	500,000	497,080
Wells Fargo & Company, Subordinated Note
7.550%	06/21/2010	750,000	802,056
Wells Fargo Bank NA, Note
6.450%	02/01/2011	1,000,000	1,058,689
Wells Fargo Bank NA, Note
5.950%	08/26/2036	500,000	471,323
Zions Bancorporation, Subordinated Note
6.000%	09/15/2015	500,000	486,194
			54,072,160
Beverages, Food & Tobacco—0.9%
Altria Group, Inc., Note
7.750%	01/15/2027	350,000	452,180
Altria Group, Inc., Note
7.000%	11/04/2013	400,000	447,876
Anheuser-Busch Companies, Inc., Note
6.800%	01/15/2031	350,000	395,369
Archer-Daniels Midland Company, Note
8.375%	04/15/2017	350,000	423,608
Bunge Ltd. Finance Corporation, Guaranteed Senior Note
5.350%	04/15/2014	500,000	484,750
Campbell Soup Company, Note
4.875%	10/01/2013	250,000	250,289
Cia Brasileira de Bebidas, Guaranteed Note (Brazil)
8.750%	09/15/2013	100,000	114,250
Coca-Cola Enterprises, Inc., Note
8.500%	02/01/2022	500,000	628,351
ConAgra Foods, Inc., Note
6.750%	09/15/2011	97,000	102,079
ConAgra Foods, Inc., Senior Note
7.125%	10/01/2026	500,000	537,184
ConAgra Foods, Inc., Senior Note
5.819%	06/15/2017	153,000	153,700

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Coors Brewing Company, Senior Note
6.375%	05/15/2012		$41,000	$43,720
Diageo Capital PLC, Guaranteed Note (United Kingdom)
4.375%	05/03/2010		500,000	498,904
Diageo Finance BV, Guaranteed Note (Netherlands)
5.300%	10/28/2015		750,000	742,459
General Mills, Inc., Note
5.700%	02/15/2017		500,000	494,550
HJ Heinz Company, Guaranteed Note
6.625%	07/15/2011		250,000	268,218
Kellogg Company, Note
6.600%	04/01/2011		750,000	795,325
Kraft Foods, Inc., Global Note
6.500%	11/01/2031		100,000	98,383
Kraft Foods, Inc., Global Note
5.625%	11/01/2011		1,100,000	1,125,903
Reynolds American, Inc., Senior Note
7.625%	06/01/2016		750,000	800,997
Unilever Capital Corporation, Note
7.125%	11/01/2010		500,000	536,565
				9,394,660
Building Materials—0.3%
CRH America, Inc., Note
6.000%	09/30/2016		750,000	734,722
Hanson PLC, Note (United Kingdom)
6.125%	08/15/2016		500,000	504,819
Home Depot, Inc., Note
5.200%	03/01/2011		750,000	746,623
Home Depot, Inc., Senior Note
5.875%	12/16/2036		250,000	211,640
Home Depot, Inc., Senior Note
4.625%	08/15/2010		500,000	496,968
Lafarge SA, Note (France)
6.500%	07/15/2016		750,000	740,875
				3,435,647
Chemicals—0.2%
Dow Chemical Company, Note
7.375%	11/01/2029		250,000	275,755
Dow Chemical Company, Note
6.000%	10/01/2012		150,000	156,089
E.I. du Pont de Nemours & Company, Note
6.875%	10/15/2009		150,000	156,830
E.I. du Pont de Nemours & Company, Note
4.750%	11/15/2012		500,000	498,363
Monsanto Company, Note
5.500%	08/15/2035		500,000	475,351
Potash Corporation of Saskatchewan, Note (Canada)
4.875%	03/01/2013		500,000	495,389
Praxair, Inc., Note
3.950%	06/01/2013		150,000	145,354
Rohm & Haas Company, Note
7.850%	07/15/2029		150,000	177,490
				2,380,621
Commercial Services—0.2%
3M Company, Note (MTN)
5.700%	03/15/2037		250,000	255,916
PHH Corporation, Note
7.125%	03/01/2013		100,000	102,870
RR Donnelley & Sons Company, Note
4.950%	04/01/2014		550,000	519,222
USA Waste Services, Inc., Senior Note
7.000%	07/15/2028		$550,000	$585,117
Western Union Company (The), Note
5.400%	11/17/2011		1,000,000	1,008,522
				2,471,647
Communications—0.1%
Motorola, Inc., Note
7.500%	05/15/2025		500,000	533,335
Computer Software & Processing—0.1%
Computer Sciences Corporation, Senior Note
7.375%	06/15/2011		100,000	108,729
Electronic Data Systems Corporation, Series B, Senior Note
6.500%	08/01/2013		150,000	151,849
Oracle Corporation and Ozark Holding, Inc, Note
5.250%	01/15/2016		1,000,000	999,656
				1,260,234
Computers & Information—0.2%
International Business Machines Corporation, Note
7.000%	10/30/2025		500,000	561,572
International Business Machines Corporation, Note
4.750%	11/29/2012		250,000	252,110
International Business Machines Corporation, Note, (MTN)
4.375%	06/01/2009		1,000,000	1,009,489
Pitney Bowes, Inc., Global Note, (MTN)
4.750%	01/15/2016		200,000	188,442
Pitney Bowes, Inc., Senior Note
5.000%	03/15/2015		500,000	490,554
				2,502,167
Cosmetics & Personal Care—0.0%
Procter & Gamble Company, Note
5.800%	08/15/2034		250,000	259,508
Electric Utilities—1.5%
Alabama Power Company, Senior Note
5.500%	10/15/2017		150,000	152,151
AmerenUE, Senior Secured Note, 144A
6.400%	06/15/2017	*	500,000	524,939
American Electric Power Company, Inc., Series C, Senior Note
5.375%	03/15/2010		250,000	253,710
Arizona Public Service Company, Note
6.500%	03/01/2012		150,000	156,206
Cincinnati Gas & Electric Company, Note
5.700%	09/15/2012		150,000	156,091
Columbus Southern Power Company, Series A, Senior Note
5.500%	03/01/2013		150,000	148,933
Consolidated Edison Company of New York, Inc., Note
5.500%	09/15/2016		500,000	503,080
Consolidated Edison Company of New York, Inc., Note
4.875%	02/01/2013		200,000	199,557
Constellation Energy Group, Inc., Note
7.600%	04/01/2032		150,000	169,240
Constellation Energy Group, Inc., Note
7.000%	04/01/2012		500,000	535,301
Consumers Energy Company, Note
5.500%	08/15/2016		150,000	148,885
DTE Energy Company, Note
7.050%	06/01/2011		350,000	371,938
Duke Energy Corporation, Senior Note
6.450%	10/15/2032		500,000	523,010
Duke Energy Field Services Corporation LLC, Note
7.875%	08/16/2010		350,000	375,670

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Exelon Corporation, Senior Note
4.900%	06/15/2015	$350,000	$329,964
Exelon Generation Company LLC, Senior Note
6.950%	06/15/2011	500,000	522,082
FirstEnergy Corporation, Series B, Note
6.450%	11/15/2011	175,000	180,861
FirstEnergy Corporation, Series C, Note
7.375%	11/15/2031	250,000	275,114
Florida Power & Light Company, Note
5.625%	04/01/2034	50,000	48,580
Florida Power & Light Company, Note
4.950%	06/01/2035	500,000	441,551
Florida Power & Light Company, Note
4.850%	02/01/2013	150,000	150,469
FPL Group Capital, Inc., Guaranteed Note
7.375%	06/01/2009	100,000	103,681
Jersey Central Power & Light, Global Note
5.625%	05/01/2016	500,000	492,332
KeySpan Corporation, Note
7.625%	11/15/2010	350,000	377,561
Midamerican Energy Holdings Company, Note
6.750%	12/30/2031	250,000	272,435
Midamerican Energy Holdings Company, Senior Note
6.125%	04/01/2036	500,000	500,477
Midamerican Energy Holdings Company, Senior Note, Class D
5.000%	02/15/2014	150,000	146,073
National Grid PLC
6.300%	08/01/2016	250,000	255,645
NiSource Finance Corporation, Guaranteed Note
7.875%	11/15/2010	50,000	53,075
Nisource Finance Corporation, Guaranteed Note
5.450%	09/15/2020	500,000	448,409
Northern States Power Company, Note
6.250%	06/01/2036	500,000	521,324
Northern States Power Company, Series A, Note
8.000%	08/28/2012	150,000	168,635
Ohio Power Company, Series K, Senior Note
6.000%	06/01/2016	500,000	506,250
Oncor Electric Delivery Company, Senior Secured Note
6.375%	05/01/2012	350,000	364,697
Ontario Electricity Financial Corporation, Note (Canada)
7.450%	03/31/2013	350,000	405,743
Pacific Gas & Electric Company, Note
6.050%	03/01/2034	500,000	500,800
Pacific Gas & Electric Company, Note
4.800%	03/01/2014	250,000	243,372
Pepco Holdings, Inc., Note
6.450%	08/15/2012	150,000	157,130
PPL Capital Funding, Guaranteed Note
6.700%	03/30/2067	500,000	460,816
Progress Energy, Inc., Senior Note
7.750%	03/01/2031	250,000	295,989
Progress Energy, Inc., Senior Note
7.100%	03/01/2011	188,000	200,210
PSEG Power LLC, Senior Note
8.625%	04/15/2031	500,000	616,925
Public Service Company of Colorado, Series 12, Note
4.875%	03/01/2013	200,000	196,556
Public Service Electric & Gas Company, Note
5.125%	09/01/2012	150,000	151,231
Scottish Power PLC, Note (United Kingdom)
5.375%	03/15/2015	500,000	483,063
South Carolina Electric & Gas Company, Note
5.300%	05/15/2033	$150,000	$136,631
Southern California Edison Company, Note
6.650%	04/01/2029	500,000	530,158
Southern Power Company, Senior Note
4.875%	07/15/2015	1,000,000	946,578
Virginia Electric and Power Company, Senior Note
6.000%	01/15/2036	600,000	589,051
Wisconsin Electric Power, Note
5.625%	05/15/2033	250,000	238,249
			16,530,428
Electrical Equipment—0.1%
Emerson Electric Company, Note
5.000%	12/15/2014	150,000	149,668
General Electric Company
5.000%	02/01/2013	800,000	811,079
			960,747
Electronics—0.2%
Arrow Electronics, Inc., Note
6.875%	07/01/2013	250,000	266,772
Cisco Systems, Inc., Senior Note
5.500%	02/22/2016	1,000,000	1,018,627
Xerox Corporation, Senior Note
6.875%	08/15/2011	750,000	785,221
			2,070,620
Entertainment & Leisure—0.4%
News America Holdings, Inc., Guaranteed Senior Note
7.750%	12/01/2045	200,000	217,616
News America Holdings, Inc., Note
8.000%	10/17/2016	150,000	171,373
News America Holdings, Inc., Note
5.300%	12/15/2014	500,000	498,141
News America Holdings, Inc., Senior Note
6.400%	12/15/2035	500,000	507,473
Time Warner, Inc., Note
7.625%	04/15/2031	1,000,000	1,109,784
Time Warner, Inc., Note
6.875%	05/01/2012	150,000	158,099
Time Warner, Inc., Note
5.875%	11/15/2016	1,000,000	995,553
Walt Disney Company, Note, (MTN)
7.000%	03/01/2032	500,000	576,325
			4,234,364
Financial Services—3.3%
Abbey National PLC, Note (United Kingdom)
7.950%	10/26/2029	250,000	297,277
Allstate Life Global Fund Trust, Series 2004-1, Note
4.500%	05/29/2009	250,000	250,869
Amvescap PLC, Senior Note
5.375%	02/27/2013	100,000	95,884
Bank of Tokyo-Mitsubishi Ltd. (The), Global Senior Subordinated Note (Japan)
8.400%	04/15/2010	250,000	268,059
Bear Stearns Companies (The), Inc., Global Note
4.500%	10/28/2010	500,000	479,989
Bear Stearns Companies (The), Inc., Note
7.625%	12/07/2009	1,000,000	1,028,432
Bear Stearns Companies (The), Inc., Note
5.700%	11/15/2014	50,000	47,481
Berkshire Hathaway Finance Corporation, Guaranteed Senior Note
4.850%	01/15/2015	1,000,000	1,002,960

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Berkshire Hathaway Finance Corporation, Guaranteed Senior Note
4.125%	01/15/2010	$500,000	$502,048
BHP Finance USA Ltd., Guaranteed Senior Note
4.800%	04/15/2013	150,000	146,355
Citigroup, Inc., Global Note
5.850%	12/11/2034	500,000	462,175
Citigroup, Inc., Global Senior Note
6.500%	01/18/2011	1,000,000	1,044,929
Citigroup, Inc., Global Senior Note
6.000%	02/21/2012	350,000	362,488
Citigroup, Inc., Global Subordinated Note
6.625%	06/15/2032	150,000	151,446
Citigroup, Inc., Global Subordinated Note
5.625%	08/27/2012	150,000	152,101
Citigroup, Inc., Subordinated Note
5.000%	09/15/2014	1,513,000	1,443,667
Countrywide Financial Corporation, Note
6.250%	05/15/2016	750,000	432,276
Credit Suisse First Boston USA, Inc., Note
6.500%	01/15/2012	350,000	369,298
Credit Suisse First Boston USA, Inc., Note
6.125%	11/15/2011	1,000,000	1,041,433
Credit Suisse First Boston USA, Inc., Note
5.500%	08/15/2013	150,000	152,853
Credit Suisse First Boston USA, Inc., Note
5.125%	08/15/2015	500,000	497,387
Credit Suisse First Boston USA, Inc., Senior Global Note
5.125%	01/15/2014	500,000	499,348
Export-Import Bank Of Korea (South Korea)
5.125%	03/16/2015	500,000	486,071
General Electric Capital Corporation, Note
6.000%	06/15/2012	1,000,000	1,049,358
General Electric Capital Corporation, Note
4.625%	09/15/2009	1,000,000	1,005,369
General Electric Capital Corporation, Note (MTN)
5.450%	01/15/2013	1,000,000	1,031,796
General Electric Capital Corporation, Note, (MTN)
6.750%	03/15/2032	750,000	854,226
General Electric Capital Corporation, Note, (MTN)
5.875%	02/15/2012	500,000	521,427
Goldman Sachs Group, Inc., Global Note
5.125%	01/15/2015	500,000	491,891
Goldman Sachs Group, Inc., Global Subordinated Note
5.950%	01/15/2027	500,000	455,241
Goldman Sachs Group, Inc., Guaranteed Note
6.345%	02/15/2034	500,000	452,919
Goldman Sachs Group, Inc., Note
6.875%	01/15/2011	250,000	265,332
Goldman Sachs Group, Inc., Senior Note
6.600%	01/15/2012	650,000	688,307
Goldman Sachs Group, Inc., Senior Note
6.250%	09/01/2017	1,000,000	1,042,185
Goldman Sachs Group, Inc., Senior Note
6.125%	02/15/2033	700,000	690,123
Goldman Sachs Group, Inc., Senior Note
5.700%	09/01/2012	250,000	257,467
Goldman Sachs Group, Inc., Senior Note
5.150%	01/15/2014	500,000	495,566
Goldman Sachs Group, Inc., Series B, Note, (MTN)
7.350%	10/01/2009	750,000	783,873
Household Finance Corporation
6.375%	10/15/2011	$1,750,000	$1,804,572
Jefferies Group, Inc., Senior Note
6.250%	01/15/2036	350,000	313,821
JP Morgan Chase & Company, Global Subordinated Note
5.750%	01/02/2013	750,000	765,115
Lehman Brothers Holdings, Inc., Note
7.875%	08/15/2010	1,000,000	1,060,521
Lehman Brothers Holdings, Inc., Note, (MTN)
6.625%	01/18/2012	750,000	779,636
Lehman Brothers Holdings, Inc., Note, (MTN)
4.500%	07/26/2010	500,000	494,695
Lehman Brothers Holdings, Inc., Subordinated Note
6.875%	07/17/2037	250,000	245,181
Lehman Brothers Holdings, Inc., Subordinated Note
6.500%	07/19/2017	500,000	506,822
Merrill Lynch & Company, Inc., Note
6.875%	11/15/2018	250,000	261,862
Merrill Lynch & Company, Inc., Note
6.000%	02/17/2009	1,000,000	1,008,435
Merrill Lynch & Company, Inc., Note, (MTN)
5.450%	07/15/2014	500,000	492,240
Merrill Lynch & Company, Inc., Note, (MTN)
4.125%	09/10/2009	500,000	492,179
Merrill Lynch & Company, Inc., Subordinated Note
6.220%	09/15/2026	1,000,000	923,219
Morgan Stanley, Global Note
6.750%	04/15/2011	500,000	524,456
Morgan Stanley, Note
8.000%	06/15/2010	750,000	801,512
Morgan Stanley, Note
7.250%	04/01/2032	100,000	109,207
Morgan Stanley, Note
4.750%	04/01/2014	1,000,000	938,093
Morgan Stanley, Note
3.875%	01/15/2009	1,250,000	1,237,450
Morgan Stanley, Series E, Note, (MTN)
5.450%	01/09/2017	1,000,000	971,770
MUFG Capital Finance 1, Ltd., Secured Note (Cayman Islands)
6.346%	07/29/2049	1,000,000	948,661
Swiss Bank Corporation of New York, Note, (MTN)
7.375%	06/15/2017	100,000	111,746
			36,091,099
Food Retailers—0.1%
Kroger Company (The), Senior Note
7.500%	04/01/2031	200,000	223,652
Safeway, Inc., Note
7.500%	09/15/2009	800,000	840,179
			1,063,831
Forest Products & Paper—0.1%
Kimberly Clark Corporation, Note
6.125%	08/01/2017	500,000	527,757
Kimberly Clark Corporation, Note
5.625%	02/15/2012	250,000	258,876
MeadWestvaco Corporation, Note
6.850%	04/01/2012	150,000	158,581
Weyerhaeuser Company, Note
7.375%	03/15/2032	500,000	503,185
Weyerhaeuser Company, Note
6.750%	03/15/2012	100,000	105,110
			1,553,509

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Heavy Construction—0.1%
Centex Corporation, Senior Note
4.550%	11/01/2010	$1,000,000	$891,145
Heavy Machinery—0.2%
Caterpillar, Inc., Note
6.050%	08/15/2036	500,000	514,832
Caterpillar, Inc., Senior Note
7.250%	09/15/2009	750,000	785,387
Deere & Company, Global Note
6.950%	04/25/2014	250,000	275,665
John Deere Capital Corporation, Note
7.000%	03/15/2012	350,000	381,458
			1,957,342
Home Construction, Furnishings & Appliances—0.0%
Masco Corporation, Note
6.125%	10/03/2016	500,000	493,971
Household Products—0.1%
Fortune Brands, Inc., Note
5.375%	01/15/2016	750,000	715,632
Industrial—Diversified—0.0%
Tyco International Group SA, Senior Note (Luxembourg)
6.375%	10/15/2011	400,000	414,304
Insurance—1.0%
Aetna, Inc., Senior Note
6.625%	06/15/2036	250,000	248,287
Allstate Corporation (The), Senior Note
5.350%	06/01/2033	500,000	435,189
American International Group, Inc., Global Senior Note
4.250%	05/15/2013	100,000	95,239
American International Group, Inc., Note
5.050%	10/01/2015	750,000	725,435
Assurant, Inc., Global Note
5.625%	02/15/2014	500,000	489,910
Assurant, Inc., Senior Note
6.750%	02/15/2034	300,000	293,316
Axa Company (France)
8.600%	12/15/2030	250,000	307,398
AXA Financial, Inc., Senior Note
7.750%	08/01/2010	100,000	107,448
Chubb Corporation, Subordinated Note
6.375%	03/29/2037	500,000	488,547
Cigna Corporation, Senior Note
6.150%	11/15/2036	500,000	465,406
Cincinnati Financial Corporation, Senior Note
6.125%	11/01/2034	500,000	479,134
Hartford Financial Services Group, Inc., Senior Note
6.100%	10/01/2041	150,000	142,897
International Lease Finance Corporation, Note (MTN)
5.450%	03/24/2011	1,000,000	1,008,484
Lincoln National Corporation, Note
6.150%	04/07/2036	250,000	240,119
Marsh & McLennan Companies, Inc., Senior Note
5.750%	09/15/2015	1,000,000	969,461
MetLife, Inc., Note
5.000%	11/24/2013	500,000	500,276
MetLife, Inc., Senior Note
5.700%	06/15/2035	500,000	458,083
MetLife, Inc., Senior Note
5.000%	06/15/2015	1,000,000	969,228
Progressive Corporation (The), Senior Note
6.625%	03/01/2029	$150,000	$163,190
Prudential Financial, Inc., Note, (MTN)
5.100%	09/20/2014	500,000	494,243
Radian Group, Inc., Senior Note
5.625%	02/15/2013	100,000	79,517
Travelers Property Casualty Corporation, Note
7.750%	04/15/2026	500,000	569,415
UnitedHealth Group, Inc., Note
5.375%	03/15/2016	500,000	490,872
Wellpoint Inc.
6.800%	08/01/2012	150,000	163,896
WellPoint, Inc., Note
5.250%	01/15/2016	1,000,000	969,739
			11,354,729
Lodging—0.0%
Wyndham Worldwide Corporation, Note
6.000%	12/01/2016	435,000	413,250
Media—Broadcasting & Publishing—0.6%
British Sky Broadcasting PLC, Note (United Kingdom)
8.200%	07/15/2009	250,000	261,641
Comcast Corporation, Note
7.050%	03/15/2033	500,000	547,862
Comcast Corporation, Note
6.950%	08/15/2037	400,000	433,122
Comcast Corporation, Note
6.450%	03/15/2037	500,000	510,777
Comcast Corporation, Note
5.850%	01/15/2010	1,000,000	1,024,283
Comcast Corporation, Note
5.650%	06/15/2035	500,000	459,193
Comcast Corporation, Note
5.300%	01/15/2014	500,000	490,926
COX Communications, Inc., Note
5.500%	10/01/2015	75,000	73,524
COX Communications, Inc., Note
5.450%	12/15/2014	300,000	294,429
COX Communications, Inc., Note
4.625%	06/01/2013	250,000	239,459
Time Warner Entertainment Company, LP, Senior Note
8.375%	03/15/2023	500,000	590,288
Viacom, Inc., Senior Note
7.875%	07/30/2030	250,000	272,064
Viacom, Inc., Senior Note
6.625%	05/15/2011	500,000	519,004
Viacom, Inc., Senior Note
6.250%	04/30/2016	1,000,000	1,007,689
Viacom, Inc., Senior Note
5.625%	08/15/2012	50,000	49,896
			6,774,157
Medical Supplies—0.0%
Johnson & Johnson, Note
4.950%	05/15/2033	200,000	188,029
Metals—0.2%
Alcan, Inc., Note (Canada)
6.125%	12/15/2033	150,000	146,007
Alcan, Inc., Senior Note (Canada)
4.875%	09/15/2012	350,000	344,929
Alcoa, Inc., Note
6.500%	06/01/2011	500,000	527,208
Alcoa, Inc., Note
5.550%	02/01/2017	750,000	728,901

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Vale Overseas Ltd., Guaranteed Note (Cayman Islands)
6.875%	11/21/2036		$600,000	$609,967
Vale Overseas Ltd., Guaranteed Note (Cayman Islands)
6.250%	01/23/2017		250,000	252,026
				2,609,038
Oil & Gas—1.5%
Alberta Energy Ltd., Note
7.375%	11/01/2031		400,000	442,738
Amerada Hess Corporation
6.650%	08/15/2011		150,000	158,442
Amerada Hess Corporation, note
7.300%	08/15/2031		250,000	281,653
Anadarko Petroleum Corporation, Senior Note
6.450%	09/15/2036	†	500,000	510,844
Apache Finance Canada Corporation, Note (Canada)
7.750%	12/15/2029		150,000	179,611
Canadian Natural Resources Ltd., Note (Canada)
5.850%	02/01/2035		500,000	463,179
Canadian Natural Resources Ltd., Note (Canada)
5.450%	10/01/2012		250,000	252,847
CenterPoint Energy Resources Corporation, Series B, Senior Note
7.875%	04/01/2013		850,000	934,298
Conoco, Inc., Note
6.950%	04/15/2029		1,250,000	1,431,805
Devon Financing Corporation ULC, Note
7.875%	09/30/2031		500,000	606,515
Devon Financing Corporation ULC, Note
6.875%	09/30/2011		750,000	803,831
Energy Transfer Partners, LP, Note
5.950%	02/01/2015		750,000	736,730
Enterprise Products Operating, LP, Note
4.950%	06/01/2010		150,000	150,184
Enterprise Products Operating, LP, Series B, Senior Note
5.600%	10/15/2014		150,000	149,908
Enterprise Products Partners, LP, Senior Note
6.875%	03/01/2033		150,000	157,192
Kinder Morgan Energy Partners, LP, Note
7.300%	08/15/2033		500,000	533,566
Kinder Morgan Energy Partners, LP, Note
6.750%	03/15/2011		500,000	524,903
Marathon Oil Corporation, Note
6.125%	03/15/2012		350,000	371,574
Nexen, Inc., Note (Canada)
6.400%	05/15/2037		500,000	500,808
Nexen, Inc., Note (Canada)
5.050%	11/20/2013		250,000	243,068
Norsk Hydro AS, Note (Norway)
6.360%	01/15/2009		450,000	457,239
Pemex Project Funding Master Trust, Guaranteed Note
9.375%	12/02/2008		177,000	183,868
Pemex Project Funding Master Trust, Note
9.125%	10/13/2010		80,000	88,600
Petrobras International Finanace Company, Note (Cayman Islands)
6.125%	10/06/2016		500,000	512,500
Petro-Canada, Senior Note (Canada)
5.950%	05/15/2035		250,000	241,889
Plains All American Pipeline, LP/PAA Finance Corporation, Senior Note
6.650%	01/15/2037		250,000	252,408
Suncor Energy, Inc., Note
7.150%	02/01/2032		$500,000	$551,808
Tennessee Gas Pipeline Company, Note
7.000%	10/15/2028		350,000	355,069
Texaco Capital, Inc., Note
5.500%	01/15/2009		350,000	351,880
Texas Eastern Transmission, LP, Senior Note
7.000%	07/15/2032		500,000	561,341
TransCanada Corporation, Senior Note (Canada)
5.850%	03/15/2036		500,000	480,817
TransCanada Pipelines Ltd., Note (Canada)
4.000%	06/15/2013		250,000	239,017
Union Pacific Resources Group, Inc., Note
7.150%	05/15/2028		350,000	374,007
Valero Energy Corporation, Note
6.125%	06/15/2017		500,000	509,039
Valero Energy Corporation, Note
4.750%	06/15/2013		500,000	485,366
XTO Energy, Inc., Senior Note
4.900%	02/01/2014		750,000	729,249
				15,807,793
Pharmaceuticals—0.5%
Abbott Laboratories, Note
5.875%	05/15/2016		1,000,000	1,046,274
American Home Products Corporation, Senior Note
6.950%	03/15/2011		250,000	266,569
Amgen, Inc., Senior Note, 144A
5.850%	06/01/2017	*	250,000	254,234
AstraZeneca PLC, Note (United Kingdom)
5.900%	09/15/2017		250,000	262,999
Bristol-Myers Squibb Company, Note
5.875%	11/15/2036		350,000	349,005
Eli Lilly & Company, Note
6.770%	01/01/2036		250,000	283,938
Genentech, Inc., Senior Note
5.250%	07/15/2035		100,000	92,803
Genentech, Inc., Senior Note
4.750%	07/15/2015		200,000	197,118
Genentech, Inc., Senior Note
4.400%	07/15/2010		100,000	100,684
GlaxoSmithKline Capital, Inc., Guaranteed Note
4.375%	04/15/2014		500,000	483,193
Merck & Company, Inc., Note
4.750%	03/01/2015		750,000	747,059
Merck & Company, Inc., Senior Note
4.375%	02/15/2013		200,000	197,487
Pharmacia Corporation, Note
6.500%	12/01/2018		350,000	393,555
Schering-Plough Corporation, Senior Note
6.750%	12/01/2033		250,000	272,143
Wyeth, Note
5.500%	03/15/2013		100,000	102,968
Wyeth, Senior Note
6.500%	02/01/2034		250,000	266,187
Wyeth, Senior Note
5.500%	02/01/2014		250,000	254,242
				5,570,458
Real Estate—0.2%
Boston Properties, Inc. REIT
6.250%	01/15/2013		750,000	754,100
Camden Property Trust REIT, Note
5.000%	06/15/2015		200,000	183,947
ERP Operating, LP, Note
5.200%	04/01/2013		250,000	242,155

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
ERP Operating, LP, Senior Note
5.375%	08/01/2016	$500,000	$472,401
Simon Property Group, LP REIT, Note
6.350%	08/28/2012	250,000	257,092
			1,909,695
Restaurants—0.0%
Yum! Brands, Inc., Senior Note
7.700%	07/01/2012	250,000	269,824
Retailers—0.4%
CVS Corporation, Note
4.875%	09/15/2014	530,000	512,607
Federated Department Stores, Inc., Senior Note
6.300%	04/01/2009	253,000	255,017
Federated Retail Holdings, Inc., Guaranteed Senior Note
5.900%	12/01/2016	750,000	707,542
May Department Stores Company (The), Note
5.750%	07/15/2014	250,000	239,805
Target Corporation, Note
7.000%	07/15/2031	350,000	359,575
Wal-Mart Stores, Inc., Note
7.550%	02/15/2030	250,000	289,548
Wal-Mart Stores, Inc., Note
6.875%	08/10/2009	750,000	784,135
Wal-Mart Stores, Inc., Note
5.250%	09/01/2035	750,000	667,543
Wal-Mart Stores, Inc., Note
4.550%	05/01/2013	500,000	498,218
Wal-Mart Stores, Inc., Note
4.125%	02/15/2011	250,000	248,470
			4,562,460
Sovereign—0.1%
Svensk Exportkredit AB, Note (Sweden)
5.125%	03/01/2017	500,000	516,425
Telephone Systems—1.8%
America Movil SA de CV, Guaranteed Senior Note (Mexico)
5.500%	03/01/2014	100,000	99,854
AT&T Corporation (FRN)
7.300%	11/15/2011	1,000,000	1,084,421
AT&T Wireless Services, Inc., Senior Note
8.750%	03/01/2031	250,000	324,918
AT&T Wireless Services, Inc., Senior Note
7.875%	03/01/2011	750,000	812,794
Bellsouth Capital Funding Corporation, Note
7.875%	02/15/2030	900,000	1,051,430
BellSouth Corporation, Note
6.875%	10/15/2031	350,000	374,275
BellSouth Corporation, Note
6.000%	10/15/2011	250,000	259,155
British Telecommunications PLC, Note (United Kingdom)
8.875%	12/15/2030	150,000	199,099
British Telecommunications PLC, Note (United Kingdom)
8.375%	12/15/2010	1,000,000	1,098,067
Cingular Wireless LLC, Senior Note
6.500%	12/15/2011	250,000	263,420
Deutsche Telekom International Finance BV, Guaranteed Note (Netherlands)
8.250%	06/15/2030	750,000	938,483
Deutsche Telekom International Finance BV, Note, Step Bond (Netherlands)
8.000%	06/15/2010	$700,000	$747,730
Embarq Corporation, Note
7.082%	06/01/2016	500,000	516,003
France Telecom SA, Global Step Note, (FRN) (France)
8.500%	03/01/2031	500,000	650,206
France Telecom SA, Global Step Note, (FRN) (France)
7.750%	03/01/2011	100,000	107,558
GTE Corporation, Note
7.510%	04/01/2009	200,000	205,851
Koninklijve KPN NV, Note (Netherlands)
8.000%	10/01/2010	350,000	375,594
Qwest Corporation, Senior Note
6.500%	06/01/2017	500,000	481,250
Royal KPN NV, Note (Netherlands)
8.375%	10/01/2030	500,000	601,187
SBC Communications, Inc., Global Note
6.250%	03/15/2011	250,000	260,424
SBC Communications, Inc., Global Note
6.150%	09/15/2034	500,000	500,793
Sprint Capital Corporation, Guaranteed Note
6.375%	05/01/2009	250,000	251,340
Sprint Capital Corporation, Note
8.375%	03/15/2012	850,000	921,386
Sprint Capital Corporation, Note
6.875%	11/15/2028	500,000	475,456
Sprint Nextel Corporation, Note
6.000%	12/01/2016	500,000	479,707
Telecom Italia Capital SA, Guaranteed Senior Note (Luxembourg)
6.000%	09/30/2014	250,000	243,897
Telecom Italia Capital SA, Guaranteed Senior Note (Luxembourg)
4.950%	09/30/2014	500,000	482,220
Telecom Italia Capital SA, Series B, Senior Note (Luxembourg)
5.250%	11/15/2013	350,000	346,347
Telefonica Emisones SAU, Guaranteed Senior Note (Spain)
6.421%	06/20/2016	500,000	527,040
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030	350,000	433,400
Verizon Global Funding Corporation
7.375%	09/01/2012	1,000,000	1,105,205
Verizon Global Funding Corporation, Note
7.750%	12/01/2030	750,000	882,193
Verizon Pennsylvania, Inc., Note, Class A
5.650%	11/15/2011	350,000	359,437
Verizon Virginia, Inc., Note
4.625%	03/15/2013	250,000	241,753
Vodafone Group PLC, Note (United Kingdom)
7.875%	02/15/2030	250,000	295,378
Vodafone Group PLC, Note (United Kingdom)
7.750%	02/15/2010	550,000	580,472
Vodafone Group PLC, Note (United Kingdom)
5.625%	02/27/2017	500,000	498,758
Vodafone Group PLC, Note (United Kingdom)
5.375%	01/30/2015	250,000	246,898
			19,323,399
Transportation—0.3%
Burlington Northern Santa Fe Corporation, Note
7.125%	12/15/2010	750,000	796,038
Canadian National Railway Company, Note (Canada)
4.400%	03/15/2013	585,000	574,471
CSX Corporation, Note
6.750%	03/15/2011	300,000	315,032

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Norfolk Southern Corporation, Note
7.050%	05/01/2037		$500,000	$543,627
Norfolk Southern Corporation, Note
5.257%	09/17/2014		500,000	496,442
Union Pacific Corporation, Note
6.625%	02/01/2029		250,000	255,500
				2,981,110
TOTAL CORPORATE OBLIGATIONS
(Cost $225,715,090)				224,159,717

U.S. GOVERNMENT AGENCY OBLIGATIONS—48.2%
U.S. Government Agencies—9.8%
Federal Home Loan Bank
5.750%	05/15/2012		2,225,000	2,391,012
5.375%	05/18/2016		2,000,000	2,144,036
5.300%	01/22/2010		300,000	300,028
5.250%	05/07/2010- 06/18/2014		6,400,000	6,487,439
4.875%	05/17/2017		2,750,000	2,834,103
4.750%	12/16/2016		1,000,000	1,022,803
4.625%	02/18/2011		5,500,000	5,662,866
4.375%	03/17/2010		975,000	992,395
3.875%	01/15/2010		1,500,000	1,509,793
3.000%	04/15/2009		3,000,000	2,971,407
Federal Home Loan Mortgage Corporation
7.000%	03/15/2010		2,630,000	2,820,125
6.750%	09/15/2029		660,000	821,165
6.250%	07/15/2032		1,050,000	1,255,289
6.000%	06/15/2011- 04/16/2037		3,550,000	3,727,656
5.750%	03/15/2009- 01/15/2012		3,750,000	3,838,438
5.650%	02/23/2017		1,160,000	1,173,318
5.625%	11/23/2035		130,000	133,434
5.600%	10/17/2013		500,000	504,668
5.500%	07/18/2016		2,540,000	2,739,024
5.450%	09/02/2011- 11/21/2013		1,100,000	1,110,589
5.400%	03/02/2012		770,000	777,899
5.375%	01/09/2014		400,000	403,163
5.250%	02/24/2011- 03/15/2012		2,100,000	2,117,654
5.200%	03/05/2019		200,000	200,242
5.125%	07/15/2012	†	5,000,000	5,260,875
5.050%	01/26/2015		300,000	316,126
5.000%	01/30/2014		600,000	628,606
4.750%	12/08/2010		500,000	515,526
4.500%	04/02/2014- 11/01/2035		1,306,076	1,330,095
4.375%	01/25/2010- 07/17/2015		3,600,000	3,655,691
4.125%	09/01/2009- 02/24/2011		2,650,000	2,683,177
4.000%	09/22/2009		560,000	563,985
Federal National Mortgage Association
7.250%	01/15/2010		1,300,000	1,393,939
6.625%	09/15/2009- 11/15/2030		2,500,000	2,841,709
6.375%	06/15/2009		394,000	409,163
6.250%	05/15/2029		1,740,000	2,048,552
6.125%	03/15/2012- 07/17/2013		1,250,000	1,320,058
6.070%	05/12/2016		$700,000	$702,911
6.060%	07/20/2027		300,000	313,009
6.000%	08/22/2016		1,160,000	1,170,745
5.945%	06/07/2027		300,000	312,654
5.800%	02/09/2026		100,000	103,376
5.750%	02/13/2017		600,000	605,975
5.700%	10/05/2021		300,000	305,491
5.625%	05/19/2011- 01/24/2017		1,900,000	1,932,384
5.500%	03/15/2011- 03/26/2014		2,900,000	2,978,956
5.400%	04/02/2012		770,000	773,052
5.375%	04/11/2022		750,000	759,569
5.300%	04/16/2010- 05/07/2012		3,800,000	3,819,994
5.250%	01/29/2009		2,300,000	2,301,941
5.100%	09/10/2009		2,300,000	2,314,610
5.000%	01/23/2009- 05/11/2017		1,400,000	1,432,490
4.875%	12/15/2016	†	1,000,000	1,029,840
4.625%	10/15/2013		900,000	927,621
4.375%	09/15/2012- 03/15/2013		4,950,000	5,047,861
4.250%	05/15/2009		1,500,000	1,511,309
4.125%	05/15/2010		1,200,000	1,215,995
3.250%	02/15/2009		2,750,000	2,730,747
0.000%	06/01/2017		1,000,000	649,734
Financing Corporation, Note
9.650%	11/02/2018		500,000	713,535
8.600%	09/26/2019		500,000	677,701
Tennessee Valley Authority
6.250%	12/15/2017		1,200,000	1,361,825
				106,599,373
U.S. Government Agencies—Mortgage Backed—38.4%
Federal Home Loan Mortgage Corporation
7.500%	06/01/2027- 10/01/2029		581,188	622,530
7.000%	02/01/2016- 09/01/2036		1,900,526	1,986,626
6.500%	05/01/2008- 12/01/2037		10,223,966	10,548,747
6.049%	01/01/2037	#	2,935,497	2,977,390
6.000%	11/01/2016- 09/01/2037		30,906,442	31,408,292
5.902%	01/01/2037	#	755,600	768,960
5.645%	02/01/2037	#	1,783,307	1,782,724
5.500%	02/01/2018- 12/01/2037		44,638,678	44,660,944
5.000%	05/01/2018- 06/01/2036		38,209,440	37,577,890
4.778%	09/01/2035	#	842,280	841,882
4.500%	07/01/2011- 09/01/2036		14,647,008	14,272,737
4.405%	12/01/2035	#	6,608,571	6,567,530
4.000%	04/01/2009- 12/01/2020		3,642,109	3,502,590
3.500%	05/01/2011		62,211	59,894
Federal National Mortgage Association
7.500%	06/01/2030- 07/01/2031		53,057	56,709
7.000%	03/01/2030- 04/01/2037		4,069,323	4,250,786
6.500%	02/01/2017- 01/01/2037		14,766,194	15,213,692
6.000%	04/01/2014- 12/01/2037		46,277,896	47,061,286
5.681%	01/01/2037	#	2,917,527	2,952,442
5.650%	05/01/2036	#	2,333,073	2,364,112

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—(Continued)
5.641%	03/01/2037	#	$7,518,175	$7,632,299
5.587%	07/01/2036	#	1,912,195	1,932,210
5.500%	01/01/2018- 11/01/2037		64,895,152	64,990,136
5.451%	02/01/2037	#	426,422	432,308
5.401%	12/01/2036	#	3,295,742	3,336,961
5.241%	01/01/2038	‡	1,497,000	1,510,800
5.000%	03/01/2018- 12/01/2037		46,043,973	45,238,357
4.855%	10/01/2035	#	1,836,622	1,835,660
4.780%	05/01/2035	#	1,944,008	1,942,822
4.667%	05/01/2035	#	555,327	553,190
4.500%	08/01/2011- 07/01/2035		16,496,284	16,013,988
4.438%	08/01/2034	#	926,871	921,292
4.000%	07/01/2011- 12/01/2018		4,402,412	4,256,302
Federal National Mortgage Association TBA
6.000%	01/01/2032		2,000,000	2,030,938
Government National Mortgage Association
7.500%	12/15/2029- 05/15/2032		801,753	855,480
7.000%	09/15/2037		900,000	941,302
6.500%	03/15/2026- 12/15/2037		4,706,932	4,870,650
6.000%	02/15/2033- 12/15/2037		10,502,095	10,760,433
5.500%	03/15/2033- 12/15/2037		12,394,937	12,492,156
5.000%	05/15/2033- 06/15/2036		6,034,777	5,949,233
Government National Mortgage Association TBA
6.000%	01/01/2038		1,000,000	1,023,906
				418,998,186
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $522,759,323)				525,597,559

U.S. TREASURY OBLIGATIONS—21.9%
U.S. Treasury Bonds—6.0%
U.S. Treasury Bond
13.250%	05/15/2014		850,000	963,755
11.750%	11/15/2014		500,000	577,461
11.250%	02/15/2015		1,500,000	2,192,110
9.875%	11/15/2015		550,000	770,774
9.125%	05/15/2018		2,060,000	2,913,775
8.750%	05/15/2017- 05/15/2020		6,740,000	9,376,708
8.500%	02/15/2020		2,500,000	3,477,930
8.125%	08/15/2019	†	2,260,000	3,047,117
8.000%	11/15/2021	†	2,420,000	3,312,755
7.875%	02/15/2021		3,500,000	4,708,595
7.625%	02/15/2025		1,600,000	2,194,251
7.500%	11/15/2024		2,850,000	3,861,750
7.250%	05/15/2016- 08/15/2022		2,430,000	3,092,026
7.125%	02/15/2023		2,525,000	3,259,225
6.500%	11/15/2026		1,550,000	1,940,044
6.250%	05/15/2030		410,000	511,796
6.125%	11/15/2027		2,000,000	2,422,658
6.000%	02/15/2026		2,700,000	3,196,128
5.750%	08/15/2010		2,040,000	2,177,382
5.375%	02/15/2031		1,341,000	1,511,245
5.250%	02/15/2029		$1,130,000	$1,243,442
5.000%	08/15/2011- 05/15/2037	†	5,170,000	5,604,135
4.750%	02/15/2037	†	2,750,000	2,878,909
				65,233,971
U.S. Treasury Notes—15.9%
U.S. Treasury Note
5.125%	05/15/2016		3,500,000	3,789,299
5.000%	02/15/2011		2,000,000	2,112,658
4.875%	01/31/2009- 08/15/2016		27,395,000	28,226,772
4.750%	02/15/2010- 08/15/2017	†	5,350,000	5,626,573
4.625%	07/31/2009- 02/15/2017		20,250,000	21,153,633
4.500%	04/30/2009- 02/15/2036	†	35,174,000	36,468,616
4.375%	08/15/2012	†	6,910,000	7,213,397
4.250%	10/15/2010- 11/15/2013	†	10,562,000	10,942,600
4.125%	08/15/2010- 05/15/2015		3,130,000	3,202,904
4.000%	03/15/2010- 02/15/2015		26,040,000	26,590,097
3.875%	09/15/2010- 02/15/2013	†	7,950,000	8,114,809
3.625%	05/15/2013		1,660,000	1,671,932
3.500%	11/15/2009	†	5,100,000	5,146,619
3.375%	10/15/2009		5,750,000	5,787,289
3.250%	01/15/2009		7,630,000	7,645,504
				173,692,702
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $231,438,132)				238,926,673

MUNICIPAL OBLIGATIONS—0.2%
Financial Services—0.2%
Illinois State (Illinois)
5.100%	06/01/2033		1,100,000	1,068,969
New Jersey Economic Development Authority (New Jersey)
7.425%	02/15/2029		500,000	627,590
New Jersey State Turnpike Authority (New Jersey)
4.252%	01/01/2016		25,000	23,894
Oregon State (Oregon)
5.762%	06/01/2023		200,000	209,892
TOTAL MUNICIPAL OBLIGATIONS
(Cost $1,828,823)				1,930,345

SOVEREIGN DEBT OBLIGATIONS—1.5%
Government Issued—1.5%
British Columbia (Province of) (Canada)
6.500%	01/15/2026		150,000	177,178
Hydro Quebec (Canada)
8.050%	07/07/2024		500,000	657,469
Hydro Quebec (Canada)
6.300%	05/11/2011		350,000	375,071
Italian Republic (Italy)
6.875%	09/27/2023		250,000	299,183
Italian Republic (Italy)
6.000%	02/22/2011		550,000	589,429
Italian Republic (Italy)
5.375%	06/15/2033		500,000	514,616
Italian Republic (Italy)
4.375%	06/15/2013		1,000,000	1,026,845

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
SOVEREIGN DEBT OBLIGATIONS—(Continued)
Italian Republic (Italy)
3.250%	05/15/2009		$500,000	$498,579
Malaysia Government (Malaysia)
8.750%	06/01/2009		500,000	526,899
Malaysia Government (Malaysia)
7.500%	07/15/2011		250,000	274,107
Ontario Province (Canada)
5.450%	04/27/2016	†	1,000,000	1,063,860
Ontario Province (Canada)
4.500%	02/03/2015		400,000	400,973
Ontario Province (Canada)
3.625%	10/21/2009		250,000	249,065
People’s Republic of China (China)
4.750%	10/29/2013		250,000	249,306
Quebec Province (Canada)
7.500%	09/15/2029		600,000	786,944
Quebec Province (Canada)
6.125%	01/22/2011		850,000	899,506
Quebec Province (Canada)
5.750%	02/15/2009		850,000	865,634
Region of Lombardy (Italy)
5.804%	10/25/2032		100,000	107,815
Republic of Chile (Chile)
5.500%	01/15/2013		150,000	156,843
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	182,205
Republic of Hungary (Hungary)
4.750%	02/03/2015		500,000	501,801
Republic of Poland (Poland)
5.250%	01/15/2014		200,000	207,967
Republic of Poland (Poland)
5.000%	10/19/2015		300,000	304,835
Republic of South Africa (South Africa)
7.375%	04/25/2012		250,000	271,250
Saskatchewan Province (Canada)
7.375%	07/15/2013		230,000	261,343
State of Israel (Israel)
5.500%	11/09/2016		1,000,000	1,020,345
State of Israel (Israel)
5.125%	03/01/2014		250,000	252,559
United Mexican States (Mexico)
8.375%	01/14/2011		500,000	554,500
United Mexican States (Mexico)
8.300%	08/15/2031		500,000	647,000
United Mexican States (Mexico)
8.125%	12/30/2019		750,000	915,750
United Mexican States (Mexico)
5.875%	01/15/2014		1,000,000	1,042,500
TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $15,289,571)				15,881,377

ASSET BACKED SECURITIES—0.5%
Credit Cards—0.2%
Capital One Multi-Asset Execution Trust, Series 2007-7A, Class A
5.750%	07/15/2020		500,000	504,100
Citibank Credit Card Master Trust I, Series 1999-2, Class A
5.875%	03/10/2011		1,500,000	1,528,104
MBNA Master Credit Card Trust, Series 1999-B, Class A
5.900%	08/15/2011		$825,000	$841,487
				2,873,691
Electric Utilities—0.3%
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6
6.620%	03/01/2016		2,700,000	2,895,566
TOTAL ASSET BACKED SECURITIES
(Cost $6,156,919)				5,769,257

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—6.0%
Mortgage Backed—6.0%
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3
5.118%	07/11/2043		500,000	506,330
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3
4.050%	11/10/2038		1,000,000	987,212
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A5
4.811%	12/10/2042		500,000	494,522
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AM, (FRN)
5.181%	09/10/2047	#	1,000,000	974,258
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A2
5.381%	01/15/2049		1,500,000	1,508,080
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A, (FRN)
5.154%	10/12/2042	#	921,000	914,712
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A3
5.251%	04/15/2040		750,000	762,117
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A4, (FRN)
5.225%	07/15/2044	#	900,000	898,880
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5
5.617%	10/15/2048		1,500,000	1,531,996
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class AAB
5.336%	02/15/2040		500,000	500,882
CS First Boston Mortgage Corporation, Series 2005-C2, Class A4
4.832%	04/15/2037		750,000	722,443
CS First Boston Mortgage Securities Corporation, Series 2004-C2, Class A2
5.416%	05/15/2036		2,000,000	2,046,712
CS First Boston Mortgage Securities Corporation, Series 2005-C5, Class A3
5.100%	08/15/2038		2,650,000	2,625,171
CW Capital Cobalt Ltd., Series 2006-C1, Class A4
5.223%	08/15/2048		750,000	743,476
GE Capital Commercial Mortgage Corporation, Series 2001-A, Class A2
6.531%	05/15/2033		1,000,000	1,051,805
GE Capital Commercial Mortgage Corporation, Series 2004-C1, Class A2
3.915%	11/10/2038		1,000,000	988,394
GE Capital Commercial Mortgage Corporation, Series 2005-C2, Class A4
4.978%	05/10/2043		1,000,000	973,514

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
GE Capital Commercial Mortgage Corporation, Series 2005-C4, Class AM, (FRN)
5.333%	11/10/2045	#	$2,000,000	$1,972,683
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2
7.724%	03/15/2033		1,652,509	1,733,065
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A3
4.776%	03/10/2038		1,000,000	995,317
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class D
5.044%	12/10/2041		250,000	229,530
Greenwich Capital Commercial Funding Corporation, Series 2007-GG, Class A
5.444%	03/10/2039		1,000,000	1,007,826
GS Mortgage Securities Corporation II, Series 2003-C1, Class A3
4.608%	01/10/2040		60,000	59,352
GS Mortgage Securities Corporation II, Series 2005-GG4, Class A4A
4.751%	07/10/2039		1,500,000	1,440,198
GS Mortgage Securities Corporation II, Series 2007-GG10, Class A4
5.799%	08/10/2045	#	1,250,000	1,295,337
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-CIBC7, Class A3
4.449%	01/12/2038		2,000,000	1,987,180
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CB9, Class A4, (FRN)
5.374%	06/12/2041	#	750,000	773,696
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CIBC10, Class AJ
4.951%	01/12/2037		1,750,000	1,649,015
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-ML1, Class A2
4.767%	03/12/2039		1,000,000	993,592
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CIBC13, Class AM, (FRN)
5.335%	01/12/2043	#	900,000	886,388
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP2, Class A4
4.738%	07/15/2042		935,000	897,221
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP2, Class E, (FRN)
4.981%	07/15/2042		750,000	687,801
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP3, Class A4B
4.996%	08/15/2042		1,075,000	1,049,179
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP4, Class A2
4.790%	10/15/2042		965,000	959,141
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-CIBC17, Class AM
5.464%	12/12/2043		750,000	739,018
LB Commercial Mortgage Trust, Series 1991-C1, Class A2
6.780%	06/15/2031		1,897,668	1,930,558
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A2
4.207%	11/15/2027		1,000,000	993,862
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6
4.786%	10/15/2029		1,000,000	990,341
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4
5.424%	02/15/2040		$1,000,000	$1,006,262
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.430%	02/15/2040		750,000	754,759
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A3
5.403%	07/12/2034		500,000	508,251
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A3, (FRN)
5.478%	02/12/2039	#	750,000	757,175
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, (FRN)
5.428%	02/12/2039	#	1,500,000	1,523,265
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4
5.414%	07/12/2046		750,000	755,601
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.172%	12/12/2049		1,000,000	989,304
Morgan Stanley Capital I, Series 2004-HQ3, Class A3
4.490%	01/13/2041		1,000,000	994,801
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.940%	09/13/2045		778,741	769,937
Morgan Stanley Capital I, Series 2004-T15, Class A2
4.690%	06/13/2041		500,000	500,597
Morgan Stanley Capital I, Series 2006-HQ9, Class AM
5.773%	07/12/2044		1,000,000	1,004,856
Morgan Stanley Capital I, Series 2006-IQ12, Class A-2
5.283%	12/15/2043		750,000	752,249
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447%	02/12/2044		1,500,000	1,506,426
Morgan Stanley Capital I, Series 2007-IQ13, Class AM
5.410%	03/15/2044		1,500,000	1,467,309
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A1
4.180%	03/12/2035		566,253	556,482
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2
3.989%	06/15/2035		750,000	718,741
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4
5.012%	12/15/2035		750,000	752,512
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.215%	01/15/2041		500,000	506,951
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, (FRN)
5.233%	07/15/2041	#	750,000	765,196
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class B
4.892%	10/15/2041		1,000,000	962,278
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A3
5.707%	05/15/2043	#	1,000,000	1,019,710
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AJ, (FRN)
5.991%	06/15/2045	#	1,000,000	987,946
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2
5.500%	10/15/2048		500,000	504,905

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3
5.679%	10/15/2048		$1,600,000	$1,638,747
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3
5.246%	12/15/2043		2,000,000	1,998,377
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5
5.342%	12/15/2043		500,000	499,434
TOTAL NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $65,586,439)				65,702,875

CASH EQUIVALENTS—5.3%
Institutional Money Market Funds—0.4%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	4,705,598	4,705,598
Bank & Certificate Deposits/ Offshore Time Deposits—4.7%
Abbey National PLC
5.160%	01/07/2008	††	1,176,399	1,176,399
Abbey National PLC
5.000%	01/09/2008	††	1,470,497	1,470,497
ABN Amro Bank NV
5.185%	01/04/2008	††	588,200	588,200
ABN Amro Bank NV
5.160%	01/04/2008	††	882,300	882,300
ABN Amro Bank NV
5.145%	01/03/2008	††	1,176,399	1,176,399
Bank of Nova Scotia
4.960%	01/17/2008	††	1,176,399	1,176,399
Bank of Nova Scotia
4.850%	01/22/2008	††	1,176,399	1,176,399
Barclays
5.350%	01/04/2008	††	588,200	588,200
Barclays
5.000%	01/22/2008	††	1,470,499	1,470,499
Barclays
4.880%	02/06/2008	††	882,300	882,300
BNP Paribas
5.200%	01/11/2008	††	588,200	588,200
BNP Paribas
5.150%	01/02/2008	††	588,200	588,200
BNP Paribas
5.010%	01/16/2008	††	1,764,599	1,764,599
Calyon
5.120%	03/03/2008	††	588,200	588,200
Calyon
4.250%	01/02/2008	††	5,881,997	5,881,997
Dexia Group
4.755%	01/03/2008	††	2,646,899	2,646,899
Fifth Third Bancorp
2.750%	01/02/2008	††	2,940,999	2,940,999
Fortis Bank
4.600%	01/07/2008	††	1,764,599	1,764,599
Fortis Bank
4.300%	01/02/2008	††	4,411,498	4,411,498
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	588,200	588,200
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	$1,176,399	$1,176,399
Lloyds TSB Bank
5.150%	01/03/2008	††	882,300	882,300
Lloyds TSB Bank
4.750%	01/24/2008	††	1,176,399	1,176,399
Rabobank Nederland
5.080%	01/09/2008	††	588,200	588,200
Rabobank Nederland
4.880%	01/10/2008	††	294,100	294,100
Royal Bank of Scotland
5.000%	01/22/2008	††	882,300	882,300
Royal Bank of Scotland
4.830%	02/05/2008	††	882,300	882,300
Royal Bank of Scotland
4.700%	02/25/2008	††	588,200	588,200
Societe Generale
5.150%	01/02/2008	††	882,300	882,300
Societe Generale
5.150%	03/03/2008	††	882,300	882,300
Societe Generale
4.900%	02/29/2008	††	1,176,399	1,176,399
Svenska Handlesbanken
4.250%	01/02/2008	††	5,071,376	5,071,376
Toronto Dominion Bank
5.100%	01/10/2008	††	882,300	882,300
Toronto Dominion Bank
5.050%	01/11/2008	††	294,100	294,100
Toronto Dominion Bank
4.800%	02/11/2008	††	1,764,599	1,764,599
UBS AG
4.920%	01/11/2008	††	882,300	882,300
				50,656,855
Floating Rate Instruments/Master Notes—0.2%
Wells Fargo Bank
4.600%	01/02/2008	††	2,646,899	2,646,899
TOTAL CASH EQUIVALENTS
(Cost $58,009,352)				58,009,352

REPURCHASE AGREEMENTS—1.0%
State Street Bank and Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $10,949,297 and an effective yield of 3.65%, collateralized by U.S. Government Agency Obligations, with rates ranging from 5.428%–6.165%, maturity dates ranging from 06/01/2034–06/15/2034, and an aggregate market value of $11,166,825.			10,947,077	10,947,077
TOTAL INVESTMENTS—105.2%
(Cost $1,137,730,726)				1,146,924,232
Other assets less liabilities—(5.2%)				(56,810,154)
NET ASSETS—100.0%				$1,090,114,078

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Core Bond
Index Fund

Notes to the Schedule of Investments:

FRN	Floating Rate Note

MTN	Medium Term Note

REIT	Real Estate Investment Trust

TBA	To Be Announced

†	Denotes all or a portion of security on loan.

#	Rate is subject to change. Rate shown reflects current rate.

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. 144A securities represent 0.07% of Total Investments.

‡	Security valued at fair value as determined by policies approved by the board of directors.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—97.9%
Advertising—0.2%
Interpublic Group, Inc. *	13,428	$108,901
Monster Worldwide, Inc. *	4,065	131,706
Omnicom Group	10,092	479,673
		720,280
Aerospace & Defense—2.4%
Goodrich Corporation †	3,725	263,022
Boeing Company (The)	24,589	2,150,554
General Dynamics Corporation	12,623	1,123,321
Honeywell International, Inc.	23,174	1,426,823
Lockheed Martin Corporation	10,742	1,130,703
Northrop Grumman Corporation	10,891	856,468
Textron, Inc.	7,472	532,754
United Technologies Corporation	31,026	2,374,730
		9,858,375
Airlines—0.3%
FedEx Corporation	9,562	852,644
Southwest Airlines Company	24,870	303,414
		1,156,058
Apparel Retailers—0.3%
Abercrombie & Fitch Company Class A	2,804	224,236
Gap (The), Inc.	15,047	320,200
Kohl’s Corporation *	10,216	467,893
Limited Brands, Inc. †	10,263	194,279
Nordstrom, Inc.	6,692	245,797
		1,452,405
Automotive—0.6%
Autonation, Inc. *	4,218	66,054
Ford Motor Company *†	64,627	434,940
General Motors Corporation †	17,696	440,453
Genuine Parts Company	5,410	250,483
Goodyear Tire & Rubber Company (The) *	6,396	180,495
Harley-Davidson, Inc.	8,109	378,771
Paccar, Inc.	11,659	635,182
		2,386,378
Banking—8.8%
American Capital Strategies Ltd. †	5,599	184,543
American Express Company	36,676	1,907,886
BB&T Corporation †	16,901	518,354
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	1	24
Bank of America Corporation	139,165	5,741,948
Bank of New York Mellon Corporation	35,378	1,725,031
Capital One Financial Corporation	12,821	605,920
CIT Group, Inc.	6,087	146,271
Citigroup, Inc.	156,535	4,608,390
Comerica, Inc.	4,863	211,686
Commerce Bancorp, Inc. †	5,556	211,906
Discover Financial Services	15,513	233,936
Fannie Mae	30,359	1,213,753
Fifth Third Bancorp	16,455	413,514
First Horizon National Corporation †	3,674	66,683
Freddie Mac	20,106	685,011
Hudson City Bancorp, Inc.	15,412	231,488
Huntington Bancshares, Inc.	11,365	167,747
JPMorgan Chase & Company	105,116	4,588,313
Keycorp	12,073	283,112
M&T Bank Corporation	2,431	$198,297
Marshall & Ilsley Corporation	8,011	212,131
National City Corporation †	19,071	313,909
Northern Trust Corporation	5,889	450,980
PNC Financial Services Group, Inc.	10,783	707,904
Regions Financial Corporation †	21,660	512,259
SLM Corporation	12,769	257,168
Sovereign Bancorp, Inc.	11,004	125,446
State Street Corporation	12,353	1,003,064
SunTrust Banks, Inc.	10,877	679,704
Synovus Financial Corporation	10,222	246,146
U.S. Bancorp	53,503	1,698,185
Wachovia Corporation	61,391	2,334,700
Washington Mutual, Inc. †	27,227	370,559
Wells Fargo & Company	105,804	3,194,223
Zions Bancorporation	3,246	151,556
		36,201,747
Beverages, Food & Tobacco—5.4%
Altria Group, Inc.	65,791	4,972,484
Anheuser-Busch Companies, Inc.	23,378	1,223,605
Archer-Daniels-Midland Company	20,536	953,486
Brown-Forman Corporation Class B †	2,464	182,607
Campbell Soup Company	6,505	232,424
Coca-Cola Company (The)	61,781	3,791,500
Coca-Cola Enterprises, Inc.	8,053	209,620
ConAgra Foods, Inc.	15,594	370,981
Constellation Brands, Inc. Class A *	6,692	158,199
Dean Foods Company	4,192	108,405
General Mills, Inc.	10,161	579,177
Hershey Company (The)	5,550	218,670
HJ Heinz Company	10,333	482,344
Kellogg Company	7,949	416,766
Kraft Foods, Inc. Class A	48,853	1,594,073
McCormick & Company, Inc.	3,895	147,659
Molson Coors Brewing Company Class B	4,248	219,282
Pepsi Bottling Group, Inc.	4,086	161,234
Pepsico, Inc.	50,454	3,829,459
Reynolds American, Inc. †	5,390	355,524
Sara Lee Corporation	23,124	371,371
Supervalu, Inc.	6,343	237,989
Sysco Corporation	19,320	602,977
Tyson Foods, Inc. Class A	7,900	121,107
UST, Inc. †	5,151	282,275
WM Wrigley Jr. Company	6,663	390,119
		22,213,337
Building Materials—0.7%
Home Depot, Inc.	52,322	1,409,555
Lowe’s Companies, Inc. †	46,780	1,058,164
Vulcan Materials Company	3,366	266,217
		2,733,936
Chemicals—1.7%
Air Products & Chemicals, Inc.	6,726	663,385
Avery Dennison Corporation	3,045	161,811
Dow Chemical Company (The)	29,774	1,173,691
E.I. du Pont de Nemours & Company	28,658	1,263,531
Eastman Chemical Company	2,451	149,732
Hercules, Inc.	3,515	68,015
International Flavors & Fragrances, Inc.	2,365	113,827
Monsanto Company	16,953	1,893,481
PPG Industries, Inc.	5,081	356,839

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Praxair, Inc.	9,796	$869,003
Sealed Air Corporation	4,782	110,655
		6,823,970
Coal—0.2%
Consol Energy, Inc.	5,595	400,154
Peabody Energy Corporation	8,293	511,181
		911,335
Commercial Services—0.8%
Akamai Technologies, Inc. *	5,150	178,190
Allied Waste Industries, Inc. *	8,207	90,441
Cintas Corporation	4,114	138,313
Convergys Corporation *	4,528	74,531
Equifax, Inc.	4,589	166,856
Fluor Corporation	2,599	378,726
H&R Block, Inc.	10,232	190,008
Jacobs Engineering Group, Inc. *	3,730	356,625
Moody’s Corporation †	7,378	263,395
Paychex, Inc.	10,619	384,620
Robert Half International, Inc.	5,293	143,123
RR Donnelley & Sons Company	6,781	255,915
Ryder System, Inc. †	2,030	95,430
Waste Management, Inc.	16,395	535,625
		3,251,798
Communications—1.1%
American Tower Corporation Class A *	12,803	545,408
Ciena Corporation *†	2,144	73,132
L-3 Communications Holdings, Inc.	3,929	416,238
Motorola, Inc.	71,667	1,149,539
Network Appliance, Inc. *	11,224	280,151
Qualcomm, Inc.	51,984	2,045,570
Tellabs, Inc. *	12,229	79,978
		4,590,016
Computer Software & Processing—6.1%
Adobe Systems, Inc. *	18,229	778,925
Affiliated Computer Services, Inc. Class A *	3,065	138,231
Autodesk, Inc. *	7,066	351,604
Automatic Data Processing, Inc.	16,387	729,713
BMC Software, Inc. *	6,466	230,448
CA, Inc.	12,912	322,154
Citrix Systems, Inc. *	5,196	197,500
Cognizant Technology Solutions Corporation *†	8,648	293,513
Computer Sciences Corporation *	5,432	268,721
Compuware Corporation *	9,006	79,973
Electronic Arts, Inc. *	9,665	564,533
Electronic Data Systems Corporation	16,012	331,929
Fidelity National Information Services, Inc.	5,123	213,066
Fiserv, Inc. *	5,132	284,775
Google, Inc. Class A *	7,198	4,977,273
IMS Health, Inc.	6,032	138,977
Intuit, Inc. *	10,960	346,446
Juniper Networks, Inc. *	16,362	543,218
Microsoft Corporation	252,275	8,980,990
Novell, Inc. *	11,821	81,210
Oracle Corporation *	122,758	2,771,876
Sun Microsystems, Inc. *	27,488	498,357
Symantec Corporation *	27,667	$446,545
Teradata Corporation *	5,590	153,222
Unisys Corporation *	10,465	49,499
VeriSign, Inc. *	7,800	293,358
Yahoo!, Inc. *	41,984	976,548
		25,042,604
Computers & Information—4.9%
3M Company	22,198	1,871,735
Apple Computer, Inc. *	27,453	5,437,890
Dell, Inc. *	70,744	1,733,935
EMC Corporation *	64,482	1,194,851
Hewlett-Packard Company	80,069	4,041,883
International Business Machines Corporation	42,990	4,647,219
International Game Technology	10,262	450,810
Jabil Circuit, Inc.	5,995	91,544
Lexmark International, Inc. *	2,870	100,048
Pitney Bowes, Inc. †	6,896	262,324
SanDisk Corporation *	6,917	229,437
		20,061,676
Containers & Packaging—0.0%
Ball Corporation	3,168	142,560
Cosmetics & Personal Care—2.3%
Avon Products, Inc.	13,350	527,725
Clorox Company	4,566	297,566
Colgate-Palmolive Company	16,039	1,250,400
Ecolab, Inc.	5,738	293,843
Estee Lauder Companies (The), Inc. Class A	3,640	158,740
Procter & Gamble Company	96,980	7,120,272
		9,648,546
Education—0.1%
Apollo Group, Inc. Class A *	4,409	309,291
Electric Utilities—3.4%
AES Corporation (The) *	20,826	445,468
Allegheny Energy, Inc.	4,824	306,855
Ameren Corporation	6,170	334,476
American Electric Power Company, Inc.	12,380	576,413
CMS Energy Corporation †	7,199	125,119
Centerpoint Energy, Inc.	9,695	166,075
Consolidated Edison, Inc.	8,061	393,780
Constellation Energy Group, Inc.	5,647	578,987
DTE Energy Company	5,330	234,307
Dominion Resources, Inc.	17,958	852,107
Duke Energy Corporation	39,212	790,906
Dynegy, Inc. Class A *	14,627	104,437
Edison International	9,898	528,256
Entergy Corporation	6,031	720,825
Exelon Corporation	20,910	1,707,092
FPL Group, Inc.	12,628	854,537
FirstEnergy Corporation	9,744	704,881
Integrys Energy Group, Inc.	2,341	121,006
NiSource, Inc.	8,413	158,922
PG&E Corporation	10,922	470,629
PPL Corporation	11,967	623,361
Pepco Holdings, Inc.	6,023	176,655
Pinnacle West Capital Corporation	2,891	122,607
Progress Energy, Inc.	7,759	375,768
Public Service Enterprise Group, Inc.	7,895	775,605
Sempra Energy	8,214	508,282
Southern Company (The)	23,187	898,496

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
TECO Energy, Inc. †	5,950	$102,399
Xcel Energy, Inc.	12,731	287,339
		14,045,590
Electrical Equipment—3.3%
Cooper Industries Ltd. Class A (Bermuda)	5,710	301,945
Emerson Electric Company	24,650	1,396,669
General Electric Company	317,825	11,781,773
		13,480,387
Electronics—4.3%
Advanced Micro Devices, Inc. *†	16,617	124,627
Altera Corporation	11,395	220,151
Analog Devices, Inc.	9,501	301,182
Broadcom Corporation Class A *	14,124	369,201
Cisco Systems, Inc. *	190,007	5,143,489
Eastman Kodak Company †	8,976	196,305
Intel Corporation	182,038	4,853,133
JDS Uniphase Corporation *†	5,668	75,384
LSI Corporation *	23,786	126,304
Linear Technology Corporation †	6,719	213,866
MEMC Electronics Materials, Inc. *	7,012	620,492
Microchip Technology, Inc. †	6,361	199,863
Micron Technology, Inc. *	23,746	172,158
Molex, Inc.	4,262	116,353
National Semiconductor Corporation	7,865	178,064
Novellus Systems, Inc. *	4,043	111,466
Nvidia Corporation *	16,756	570,039
QLogic Corporation *	4,584	65,093
Raytheon Company	13,679	830,315
Rockwell Collins, Inc.	5,106	367,479
Texas Instruments, Inc.	44,309	1,479,921
Tyco Electronics Ltd. (Bermuda)	15,195	564,190
Xerox Corporation	29,117	471,404
Xilinx, Inc.	10,061	220,034
		17,590,513
Entertainment & Leisure—1.5%
Harrah’s Entertainment, Inc.	5,827	517,146
Hasbro, Inc.	5,527	141,381
Mattel, Inc.	11,814	224,939
News Corporation, Inc. Class A	72,898	1,493,680
Time Warner, Inc.	115,653	1,909,431
Walt Disney Company	60,189	1,942,901
		6,229,478
Environmental—0.3%
Agilent Technologies, Inc. *	12,539	460,683
Danaher Corporation	7,529	660,594
Teradyne, Inc. *	6,358	65,742
		1,187,019
Financial Services—3.4%
Ameriprise Financial, Inc.	7,301	402,358
Bear Stearns Companies, Inc. (The) †	3,605	318,141
Charles Schwab Corporation (The)	29,198	746,009
CME Group, Inc.	1,682	1,153,852
Countrywide Financial Corporation †	17,838	159,472
E*Trade Financial Corporation *†	12,800	45,440
Federated Investors, Inc. Class B	2,799	115,207
Franklin Resources, Inc.	5,212	$596,409
Goldman Sachs Group, Inc.	12,665	2,723,608
Guaranty Financial Group, Inc.	1,146	18,336
IntercontinentalExchange, Inc. *†	2,157	415,222
Janus Capital Group, Inc.	5,752	188,953
Legg Mason, Inc.	3,983	291,356
Lehman Brothers Holdings, Inc.	16,302	1,066,803
Merrill Lynch & Company, Inc.	26,719	1,434,276
Morgan Stanley	32,936	1,749,231
NYSE Euronext	8,209	720,504
Principal Financial Group	8,326	573,162
T Rowe Price Group, Inc.	8,415	512,305
Western Union Company (The)	23,989	582,453
		13,813,097
Food Retailers—0.4%
Kroger Company (The)	21,895	584,815
Safeway, Inc.	13,907	475,758
Starbucks Corporation *	23,609	483,276
Whole Foods Market, Inc. †	4,200	171,360
		1,715,209
Forest Products & Paper—0.5%
Bemis Company †	3,365	92,134
International Paper Company	13,188	427,027
Kimberly-Clark Corporation	13,146	911,544
MeadWestvaco Corporation	5,462	170,961
Pactiv Corporation *	4,478	119,249
Weyerhaeuser Company	6,655	490,740
		2,211,655
Health Care Providers—0.3%
Coventry Health Care, Inc. *	4,800	284,400
Express Scripts, Inc. *	8,142	594,366
Laboratory Corporation of America Holdings *	3,951	298,419
Tenet Healthcare Corporation *†	14,819	75,281
		1,252,466
Heavy Construction—0.0%
Centex Corporation	3,736	94,371
Lennar Corporation Class A †	4,253	76,086
		170,457
Heavy Machinery—2.2%
Applied Materials, Inc.	43,374	770,322
Black & Decker Corporation	1,913	133,240
Caterpillar, Inc.	19,816	1,437,849
Cummins, Inc. †	3,320	422,868
Deere & Company	13,838	1,288,595
Dover Corporation	6,423	296,036
Eaton Corporation	4,680	453,726
ITT Corporation	5,806	383,428
Ingersoll-Rand Company Class A (Bermuda)	8,795	408,704
Manitowoc Company, Inc.	3,906	190,730
National-Oilwell Varco, Inc. *	11,230	824,956
Pall Corporation	3,958	159,587
Parker Hannifin Corporation	5,632	424,146
Rockwell Automation, Inc.	5,071	349,696
Smith International, Inc.	6,087	449,525
Stanley Works (The)	2,596	125,854
Terex Corporation *	3,229	211,726
Trane, Inc.	5,509	257,325
Varian Medical Systems, Inc. *	4,001	208,692
WW Grainger, Inc.	2,254	197,270
		8,994,275

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Home Construction, Furnishings & Appliances—0.4%
DR Horton, Inc. †	8,206	$108,073
Harman International Industries, Inc.	2,000	147,420
Johnson Controls, Inc.	18,309	659,856
KB Home †	2,308	49,853
Leggett & Platt, Inc.	5,276	92,013
Masco Corporation	11,772	254,393
Newell Rubbermaid, Inc.	8,746	226,346
Pulte Homes, Inc.	6,258	65,959
Whirlpool Corporation †	2,302	187,912
		1,791,825
Household Products—0.3%
Fortune Brands, Inc.	4,752	343,855
Illinois Tool Works, Inc.	13,111	701,963
Rohm & Haas Company †	4,355	231,120
Snap-On, Inc.	1,846	89,051
		1,365,989
Industrial—Diversified—0.1%
Tyco International Ltd. (Bermuda)	15,195	602,482
Insurance—5.6%
ACE Ltd. (Cayman Islands)	10,182	629,044
Aflac, Inc.	15,447	967,446
Aetna, Inc.	16,306	941,345
Allstate Corporation (The)	18,576	970,224
AMBAC Financial Group, Inc. †	3,342	86,123
American International Group, Inc.	79,666	4,644,528
AON Corporation	9,430	449,717
Assurant, Inc.	3,200	214,080
Cigna Corporation	8,754	470,352
Cincinnati Financial Corporation	5,083	200,982
Genworth Financial, Inc. Class A	13,920	354,264
Hartford Financial Services Group, Inc.	9,889	862,222
Humana, Inc. *	5,100	384,081
Leucadia National Corporation	5,140	242,094
Lincoln National Corporation	8,407	489,456
Loews Corporation	14,289	719,308
MBIA, Inc. †	4,034	75,153
MGIC Investment Corporation †	2,777	62,288
Marsh & McLennan Companies, Inc.	17,260	456,872
MetLife, Inc.	23,100	1,423,422
Progressive Corporation (The) †	22,388	428,954
Prudential Financial, Inc.	14,213	1,322,378
Safeco Corporation	3,261	181,572
The Chubb Corporation	12,115	661,237
Torchmark Corporation	2,839	171,845
Travelers Cos., Inc. (The)	20,687	1,112,961
UnitedHealth Group, Inc.	41,078	2,390,740
UnumProvident Corporation	10,826	257,551
WellPoint, Inc. *	18,702	1,640,726
XL Capital Ltd. Class A (Cayman Islands)	5,668	285,157
		23,096,122
Lodging—0.2%
Marriott International, Inc. Class A	10,468	357,796
Starwood Hotels & Resorts Worldwide, Inc.	6,705	295,221
Wyndham Worldwide Corporation	6,076	143,151
		796,168
Media—Broadcasting & Publishing—1.4%
CBS Corporation Class B	21,874	$596,066
Clear Channel Communications, Inc.	15,334	529,330
Comcast Corporation Class A *	97,096	1,772,973
DIRECTV Group (The), Inc. *	24,117	557,585
EW Scripps Company Class A	2,500	112,525
Gannett Company, Inc.	7,093	276,627
IAC/InterActiveCorp *	6,294	169,434
McGraw-Hill Companies, Inc. (The)	10,854	475,514
Meredith Corporation	1,189	65,371
New York Times Company Class A †	4,417	77,430
Viacom, Inc. Class B *	21,824	958,510
Washington Post Company Class B	182	144,040
		5,735,405
Medical Supplies—3.6%
Allergan, Inc.	9,624	618,246
Applera Corporation—Applied Biosystems Group	5,286	179,301
Baxter International, Inc.	20,414	1,185,033
Becton Dickinson & Company	7,580	633,536
Boston Scientific Corporation *	39,681	461,490
Covidien Ltd. (Bermuda)	15,195	672,987
CR Bard, Inc.	3,184	301,843
Johnson & Johnson	90,373	6,027,879
KLA-Tencor Corporation	6,264	301,674
Medtronic, Inc.	35,147	1,766,840
Millipore Corporation *	1,546	113,136
Patterson Cos., Inc. *	4,422	150,127
PerkinElmer, Inc.	4,019	104,574
St. Jude Medical, Inc. *	10,312	419,080
Stryker Corporation	7,295	545,082
Thermo Fisher Scientific, Inc. *	13,077	754,281
Waters Corporation *	3,186	251,917
Zimmer Holdings, Inc. *	7,357	486,666
		14,973,692
Metals—1.2%
Alcoa, Inc.	27,063	989,153
Allegheny Technologies, Inc.	3,169	273,802
Corning, Inc.	48,789	1,170,448
Newmont Mining Corporation	14,078	687,429
Nucor Corporation	9,175	543,343
Precision Castparts Corporation	4,277	593,220
Titanium Metals Corporation †	2,725	72,076
United States Steel Corporation	3,716	449,302
		4,778,773
Mining—0.3%
Freeport-McMoran Copper & Gold, Inc.	11,894	1,218,421
Oil & Gas—12.1%
Anadarko Petroleum Corporation	14,377	944,425
Apache Corporation	10,292	1,106,802
Ashland, Inc.	1,771	83,999
Baker Hughes, Inc.	9,795	794,375
BJ Services Company	8,811	213,755
Chesapeake Energy Corporation	13,796	540,803
Chevron Corporation	66,237	6,181,899
ConocoPhillips	50,541	4,462,770
Devon Energy Corporation	13,789	1,225,980
EOG Resources, Inc.	7,355	656,434
El Paso Corporation	22,180	382,383
ENSCO International, Inc.	4,797	285,997

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Exxon Mobil Corporation	171,676	$16,084,324
Halliburton Company	27,534	1,043,814
Hess Corporation	8,659	873,347
Marathon Oil Corporation	22,404	1,363,507
Murphy Oil Corporation	6,012	510,058
Nabors Industries Ltd. *	8,284	226,899
Nicor, Inc. †	1,395	59,078
Noble Corporation (Cayman Islands)	8,474	478,866
Noble Energy, Inc.	5,358	426,068
Occidental Petroleum Corporation	25,699	1,978,566
Questar Corporation	5,268	284,999
Range Resources Corporation	4,649	238,773
Rowan Companies., Inc.	3,489	137,676
Schlumberger Ltd. (Netherland Antilles)	37,116	3,651,101
Spectra Energy Corp.	19,659	507,595
Sunoco, Inc.	3,836	277,880
Tesoro Corporation	4,285	204,395
Transocean, Inc. (Cayman Islands)	9,971	1,427,349
Valero Energy Corporation	17,522	1,227,066
Weatherford International Ltd. (Bermuda) *	10,600	727,160
Williams Companies, Inc.	18,675	668,192
XTO Energy, Inc.	15,153	778,258
		50,054,593
Pharmaceuticals—6.4%
Abbott Laboratories	48,121	2,701,994
AmerisourceBergen Corporation	5,803	260,381
Amgen, Inc. *	33,691	1,564,610
Barr Pharmaceuticals, Inc. *	3,200	169,920
Biogen Idec, Inc. *	8,876	505,222
Bristol-Myers Squibb Company	61,308	1,625,888
Cardinal Health, Inc.	11,241	649,168
Celgene Corporation *	11,645	538,115
Eli Lilly & Company	30,660	1,636,937
Forest Laboratories, Inc. *	9,616	350,503
Genzyme Corporation *	8,228	612,492
Gilead Sciences, Inc. *	28,688	1,319,935
Hospira, Inc. *	4,680	199,555
King Pharmaceuticals, Inc. *	7,638	78,213
McKesson Corporation	9,267	607,081
Medco Health Solutions, Inc. *	8,352	846,893
Merck & Company, Inc.	67,891	3,945,146
Mylan Laboratories †	7,620	107,137
Pfizer, Inc.	215,206	4,891,632
Quest Diagnostics, Inc.	4,860	257,094
Schering-Plough Corporation	50,467	1,344,441
Sigma Aldrich Corporation	3,792	207,043
Watson Pharmaceuticals, Inc. *	2,919	79,222
Wyeth	41,920	1,852,445
		26,351,067
Real Estate—1.0%
Apartment Investment & Management Company REIT Class A †	2,984	103,634
AvalonBay Communities, Inc. REIT †	2,470	232,526
Boston Properties, Inc. REIT †	3,717	341,258
CB Richard Ellis Group, Inc. Class A *†	5,846	125,981
Developers Diversified Realty Corporation REIT	3,951	151,284
Equity Residential REIT	9,149	333,664
Forestar Real Estate Group	1,146	27,034
General Growth Properties, Inc. REIT †	7,587	$312,433
Host Hotels & Resorts, Inc. REIT †	16,217	276,338
Kimco Realty Corporation REIT †	7,548	274,747
Plum Creek Timber Company, Inc. REIT †	5,794	266,756
Prologis REIT †	7,749	491,132
Public Storage REIT	3,844	282,188
Simon Property Group, Inc. REIT	6,910	600,203
Vornado Realty Trust REIT	4,063	357,341
		4,176,519
Restaurants—0.7%
Darden Restaurants, Inc.	4,663	129,212
McDonald’s Corporation	36,977	2,178,315
Wendy’s International, Inc.	2,362	61,034
Yum! Brands, Inc.	16,348	625,638
		2,994,199
Retailers—3.8%
Amazon.com, Inc. *	9,679	896,663
AutoZone, Inc. *	1,371	164,397
Bed Bath & Beyond, Inc. *	8,880	260,983
Best Buy Company, Inc.	12,303	647,753
Big Lots, Inc. *†	3,704	59,227
CVS Caremark Corporation	45,905	1,824,724
Circuit City Stores, Inc. †	4,766	20,017
Costco Wholesale Corporation	13,527	943,644
Dillard’s, Inc. Class A †	1,726	32,414
eBay, Inc. *	35,350	1,173,267
Family Dollar Stores, Inc. †	5,061	97,323
GameStop Corporation Class A *	4,955	307,755
JC Penney Company, Inc.	7,038	309,602
Macy’s, Inc.	13,973	361,482
Nike, Inc. Class B	11,983	769,788
Office Depot, Inc. *	8,714	121,212
OfficeMax, Inc.	2,397	49,522
RadioShack Corporation †	3,908	65,889
Sears Holdings Corporation *†	2,438	248,798
Sherwin-Williams Company (The) †	3,384	196,407
Staples, Inc.	22,357	515,776
TJX Companies, Inc.	14,038	403,312
Target Corporation	26,232	1,311,600
Tiffany & Company	4,243	195,305
Walgreen Company	31,265	1,190,571
Wal-Mart Stores, Inc.	74,521	3,541,983
		15,709,414
Telephone Systems—3.4%
AT&T, Inc.	189,554	7,877,864
CenturyTel, Inc.	3,293	136,528
Citizens Communications Company	10,409	132,507
Embarq Corporation	4,416	218,724
Qwest Communications International, Inc. *†	49,218	345,018
Sprint Nextel Corporation	89,305	1,172,575
Verizon Communications, Inc.	90,585	3,957,659
Windstream Corporation	14,143	184,142
		14,025,017
Textiles, Clothing & Fabrics—0.2%
Coach, Inc. *	11,268	344,575
Jones Apparel Group, Inc.	3,500	55,965
Liz Claiborne, Inc. †	3,056	62,190
Polo Ralph Lauren Corporation	1,954	120,738

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
VF Corporation	2,652	$182,086
		765,554
Transportation—1.7%
Brunswick Corporation	2,897	49,394
Burlington Northern Santa Fe Corporation	9,269	771,459
CSX Corporation	13,515	594,390
Carnival Corporation	13,905	618,633
CH Robinson Worldwide, Inc.	5,392	291,815
Expedia, Inc. *	6,356	200,977
Expeditors International of Washington, Inc.	6,669	297,971
Norfolk Southern Corporation	12,304	620,614
Union Pacific Corporation	8,419	1,057,595
United Parcel Service, Inc. Class B	32,812	2,320,465
		6,823,313
TOTAL COMMON STOCKS
(Cost $218,006,295)		403,453,011

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
3.095%	03/20/2008	**	$65,000	64,559
2.975%	03/20/2008	**	365,000	362,617
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $427,176)				427,176

CASH EQUIVALENTS—3.5%
Institutional Money Market Funds—0.3%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	1,155,282	1,155,282
Bank & Certificate Deposits/ Offshore Time Deposits—3.0%
Abbey National PLC
5.160%	01/07/2008	††	288,821	288,821
Abbey National PLC
5.000%	01/09/2008	††	361,026	361,026
ABN Amro Bank NV
5.185%	01/04/2008	††	144,410	144,410
ABN Amro Bank NV
5.160%	01/04/2008	††	216,615	216,615
ABN Amro Bank NV
5.145%	01/03/2008	††	288,821	288,821
Bank of Nova Scotia
4.960%	01/17/2008	††	288,821	288,821
Bank of Nova Scotia
4.850%	01/22/2008	††	288,821	288,821
Barclays
5.350%	01/04/2008	††	144,410	144,410
Barclays
5.000%	01/22/2008	††	361,026	361,026
Barclays
4.880%	02/06/2008	††	216,615	216,615
BNP Paribas
5.200%	01/11/2008	††	144,410	144,410
BNP Paribas
5.150%	01/02/2008	††	144,410	144,410

Coupon Rate	Maturity Date		Face	Value
BNP Paribas
5.010%	01/16/2008	††	$433,231	$433,231
Calyon
5.120%	03/03/2008	††	144,410	144,410
Calyon
4.250%	01/02/2008	††	1,444,103	1,444,103
Dexia Group
4.755%	01/03/2008	††	649,846	649,846
Fifth Third Bancorp
2.750%	01/02/2008	††	722,051	722,051
Fortis Bank
4.600%	01/07/2008	††	433,231	433,231
Fortis Bank
4.300%	01/02/2008	††	1,083,077	1,083,077
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	144,410	144,410
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	288,821	288,821
Lloyds TSB Bank
5.150%	01/03/2008	††	216,615	216,615
Lloyds TSB Bank
4.750%	01/24/2008	††	288,821	288,821
Rabobank Nederland
5.080%	01/09/2008	††	144,410	144,410
Rabobank Nederland
4.880%	01/10/2008	††	72,205	72,205
Royal Bank of Scotland
5.000%	01/22/2008	††	216,615	216,615
Royal Bank of Scotland
4.830%	02/05/2008	††	216,615	216,615
Royal Bank of Scotland
4.700%	02/25/2008	††	144,410	144,410
Societe Generale
5.150%	01/02/2008	††	216,615	216,615
Societe Generale
5.150%	03/03/2008	††	216,615	216,615
Societe Generale
4.900%	02/29/2008	††	288,821	288,821
Svenska Handlesbanken
4.250%	01/02/2008	††	1,245,085	1,245,085
Toronto Dominion Bank
5.100%	01/10/2008	††	216,615	216,615
Toronto Dominion Bank
5.050%	01/11/2008	††	72,205	72,205
Toronto Dominion Bank
4.800%	02/11/2008	††	433,231	433,231
UBS AG
4.920%	01/11/2008	††	216,615	216,615
				12,436,879
Floating Rate Instruments/Master Notes—0.2%
Wells Fargo Bank
4.600%	01/02/2008	††	649,848	649,848
TOTAL CASH EQUIVALENTS
(Cost $14,242,009)				14,242,009

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint 500
Stock Index Fund

	Face	Value
REPURCHASE AGREEMENTS—1.8%
State Street Bank and Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $7,441,290 and an effective yield of 3.65%, collateralized by a U.S. Government and Agency Obligation, with rates ranging from 4.277%–5.355%, a maturity of 05/01/2034 and an aggregate market value of $7,588,894.	$7,439,781	$7,439,781
TOTAL INVESTMENTS—103.3%
(Cost $240,115,261)		425,561,977
Other assets less liabilities—(3.3%)		(13,620,433)
NET ASSETS—100.0%		$411,941,544

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

**	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—97.7%
Advertising—0.2%
Clear Channel Outdoor Holdings, Inc. Class A	*†	2,500	$69,150
Getty Images, Inc.	*	1,742	50,518
Interpublic Group, Inc.	*	17,203	139,516
Jupitermedia Corporation	*	1,450	5,539
Lamar Advertising Company	†	3,479	167,236
Monster Worldwide, Inc.	*	4,681	151,664
Omnicom Group		13,220	628,347
Valueclick, Inc.	*	4,058	88,870
			1,300,840
Aerospace & Defense—1.8%
AAR Corporation	*	1,489	56,626
Alliant Techsystems, Inc.	*†	1,550	176,328
Goodrich Corporation	†	4,882	344,718
Boeing Company (The)		27,705	2,423,079
Fairchild Corporation (The) Class A	*	3,265	8,489
Gencorp, Inc.	*	1,629	18,994
General Dynamics Corporation		13,610	1,211,154
Heico Corporation Class A		878	37,403
Honeywell International, Inc.		29,167	1,795,812
Kreisler Manufacturing Corporation	*	1,250	17,750
Lockheed Martin Corporation		13,135	1,382,590
Northrop Grumman Corporation		12,770	1,004,233
Orbital Sciences Corporation	*	2,123	52,056
Spirit Aerosystems Hold Class A	*	2,103	72,553
Textron, Inc.		8,214	585,658
Triumph Group, Inc.		822	67,692
United Technologies Corporation		36,395	2,785,673
			12,040,808
Agriculture, Forestry & Fishing—0.0%
Andersons, Inc.	†	700	31,360
Griffin Land & Nurseries, Inc.		650	23,725
Margo Caribe, Inc. (Puerto Rico)	*†	1,022	2,044
Pilgrim’s Pride Corporation		2,476	71,680
Seaboard Corporation		18	26,460
Terra Industries, Inc.	*	2,513	120,021
			275,290
Airlines—0.3%
AMR Corporation	*†	6,672	93,608
Air T, Inc.		1,352	12,303
Airnet Systems, Inc.	*	2,609	4,879
Airtran Holdings, Inc.	*	3,168	22,683
Alaska Air Group, Inc.	*	1,343	33,588
Atlas Air Worldwide Holdings, Inc.	*	600	32,532
Bristow Group, Inc.	*	982	55,630
Continental Airlines, Inc. Class B	*	2,723	60,587
Delta Air Lines, Inc.	*	5,791	86,228
ExpressJet Holdings, Inc.	*	2,636	6,537
FedEx Corporation		11,378	1,014,576
Frontier Airlines Holdings, Inc.	*	1,369	7,201
JetBlue Airways Corporation	*†	6,414	37,843
Mesa Air Group, Inc.	*	847	2,617
Midwest Air Group, Inc.	*	915	13,542
Northwest Airlines Corporation	*	11,009	159,741
PHI, Inc.	*	774	24,009
Skywest, Inc.		2,390	64,171
Southwest Airlines Company		30,863	$376,529
UAL Corporation	*	3,500	124,810
US Airways Group, Inc.	*	2,272	33,421
			2,267,035
Apparel Retailers—0.5%
Abercrombie & Fitch Company Class A		3,982	318,441
Aeropostale, Inc.	*	3,604	95,506
American Eagle Outfitters, Inc.	†	8,736	181,447
AnnTaylor Stores Corporation	*	2,733	69,855
Bebe Stores, Inc.		790	10,159
Big Dog Holdings, Inc.	*†	1,620	23,296
Buckle, Inc. (The)		1,672	55,176
Carter’s, Inc.	*	1,476	28,561
Casual Male Retail Group, Inc.	*†	1,930	9,997
Cato Corporation Class A		1,761	27,577
Charlotte Russe Holding, Inc.	*	1,100	17,765
Charming Shoppes, Inc.	*†	3,138	16,977
Chico’s FAS, Inc.	*	7,236	65,341
Children’s Place	*†	1,144	29,664
Christopher & Banks Corporation	†	1,528	17,496
Collective Brands, Inc.	*	2,964	51,544
dELiA*s, Inc.	*	925	2,507
Dress Barn, Inc.	*	1,900	23,769
Finish Line Class A		1,604	3,882
Gap (The), Inc.		25,472	542,044
Hot Topic, Inc.	*	1,824	10,616
JOS A. Bank Clothiers, Inc.	*†	577	16,416
Kohl’s Corporation	*	11,796	540,257
Limited Brands, Inc.	†	12,957	245,276
Nordstrom, Inc.		8,394	308,312
Pacific Sunwear of California, Inc.	*	3,025	42,683
Ross Stores, Inc.		6,350	162,369
Stage Stores, Inc.		2,236	33,093
Talbots, Inc.	†	375	4,432
Tween Brands, Inc.	*†	1,485	39,323
Urban Outfitters, Inc.	*†	5,012	136,627
Wet Seal, Inc. (The) Class A	*	1,246	2,903
Wilsons The Leather Experts, Inc.	*	819	770
			3,134,081
Automotive—0.7%
A.O. Smith Corporation		1,341	47,002
Aftermarket Technology Corporation	*	603	16,438
American Axle & Manufacturing Holdings, Inc.		2,113	39,344
America’s Car Mart, Inc.	*	354	4,443
Amerigon, Inc.	*	2,107	44,542
ArvinMeritor, Inc.	†	2,791	32,738
Asbury Automotive Group, Inc.		1,342	20,197
Autonation, Inc.	*	5,363	83,985
BorgWarner, Inc.		4,548	220,169
Carmax, Inc.	*†	8,516	168,191
Clarcor, Inc.		2,354	89,381
Coachmen Industries, Inc.		705	4,195
Copart, Inc.	*	3,582	152,414
Federal Signal Corporation	†	2,159	24,224
Force Protection, Inc.	*†	3,825	17,901
Ford Motor Company	*†	74,379	500,571
General Motors Corporation	†	19,409	483,090
Genuine Parts Company		7,620	352,806
Goodyear Tire & Rubber Company (The)	*	7,281	205,470

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Group 1 Automotive, Inc. †	1,068	$25,365
Harley-Davidson, Inc.	10,663	498,069
Harsco Corporation	3,646	233,599
Lear Corporation *	2,741	75,816
Lithia Motors, Inc. Class A	862	11,835
LKQ Corporation *	7,000	147,140
Monaco Coach Corporation	1,376	12,219
Oshkosh Truck Corporation	2,868	135,542
Paccar, Inc.	14,853	809,191
Penske Auto Group, Inc. †	1,654	28,879
PEP Boys-Manny Moe & Jack †	2,200	25,256
Proliance International, Inc. *	2,239	4,030
Sonic Automotive, Inc.	1,649	31,925
Strattec Security Corporation	123	5,096
Superior Industries International, Inc. †	1,102	20,023
Tenneco Automotive, Inc. *	1,600	41,712
Titan International, Inc. †	1,085	33,917
TRW Automotive Holdings Corporation *	900	18,810
Visteon Corporation *	5,429	23,833
Wabash National Corporation	1,395	10,728
Winnebago Industries, Inc. †	1,432	30,101
		4,730,187
Banking—7.9%
1st Source Corporation	1,180	20,426
Advance America Cash Advance Centers, Inc.	3,279	33,315
Advanta Corp. Class B	1,050	8,473
Alabama National Bancorp	575	44,741
Alliance Bankshares Corporation *	744	4,903
Amcore Financial, Inc.	1,313	29,805
American Express Company	42,027	2,186,245
AmeriCredit Corporation *†	6,437	82,329
Anchor Bancorp Wisconsin, Inc.	1,411	33,187
Associated Banc Corporation	5,110	138,430
Astoria Financial Corporation	4,671	108,694
BB&T Corporation †	21,630	663,392
BancFirst Corporation	642	27,510
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR (Spain)	1	24
BancorpSouth, Inc.	3,611	85,256
BancTrust Financial Group, Inc.	1,600	19,360
Bank Mutual Corporation	3,756	39,701
Bank of America Corporation	178,464	7,363,425
Bank of Hawaii Corporation	2,494	127,543
Bank of New York Mellon Corporation	45,121	2,200,100
BankAtlantic Bancorp, Inc. Class A	2,210	9,061
Bankunited Financial Corporation Class A †	793	5,472
Beneficial Mutual Bancorp, Inc. *	969	9,419
BOK Financial Corporation	1,765	91,250
Boston Private Financial Holdings, Inc. †	1,297	35,123
Brookline Bancorp, Inc.	3,765	38,252
Bryn Mawr Bank Corporation	1,058	24,260
Capital Bank Corporation	1,282	13,564
Capital City Bank Group, Inc. †	1,113	31,409
Capital One Financial Corporation	16,283	769,535
Capitol Federal Financial †	2,115	65,565
Cardinal Financial Corporation	1,142	10,643
Cascade Bancorp †	2,191	30,499
Cascade Financial Corporation	1,063	14,457
Cathay General Bancorp	2,082	55,152
Centennial Bank Holdings, Inc. *	5,300	$30,634
Central Pacific Financial Corporation	929	17,149
CFS Bancorp, Inc.	1,873	27,421
Charter Financial Corporation	350	12,950
Chemical Financial Corporation †	1,552	36,922
Chittenden Corporation	2,222	79,148
CIT Group, Inc.	8,482	203,822
Citigroup, Inc.	196,422	5,782,664
Citizens Republic Bancorp, Inc. †	4,000	58,040
City Bank, Lynnwood, WA †	1,645	36,881
City Holding Company	250	8,460
City National Corporation	2,199	130,950
CoBiz Financial, Inc.	1,063	15,807
Colonial BancGroup, Inc. (The)	5,643	76,406
Comerica, Inc.	6,877	299,356
Commerce Bancorp, Inc. †	6,314	240,816
Commerce Bancshares, Inc.	3,787	169,901
Community Bank System, Inc.	1,402	27,858
Community Trust Bancorp, Inc.	665	18,307
CompuCredit Corporation *†	83	828
Corus Bankshares, Inc. †	702	7,490
Cullen/Frost Bankers, Inc.	2,502	126,751
CVB Financial Corporation	4,084	42,229
Dime Community Bancshares	1,638	20,917
Discover Financial Services	19,120	288,330
Downey Financial Corporation †	1,038	32,292
Eastern Virginia Bankshares, Inc.	700	11,865
East-West Bancorp, Inc.	2,200	53,306
Euronet Worldwide, Inc. *†	1,056	31,680
Fannie Mae	37,770	1,510,045
Fidelity Southern Corporation	1,381	12,885
Fifth Third Bancorp	18,257	458,798
Financial Federal Corporation †	1,513	33,725
Financial Institutions, Inc.	749	13,347
First Bancorp North Carolina	643	12,146
First Bancorp Puerto Rico †	3,246	23,663
First Charter Corporation	843	25,172
First Citizens BancShares, Inc. Class A	254	37,046
First Commonwealth Financial Corporation †	5,133	54,666
First Community Bancorp †	894	36,869
First Financial Bancorp	1,895	21,603
First Financial Bankshares, Inc. †	333	12,537
First Financial Service Corporation	402	9,558
First Horizon National Corporation †	5,607	101,767
First Marblehead Corporation (The) †	2,764	42,289
First Merchants Corporation	874	19,088
First Midwest Bancorp, Inc.	2,002	61,261
First Niagara Financial Group, Inc.	4,099	49,352
First of Long Island Corporation (The)	986	18,290
FirstFed Financial Corporation *†	922	33,026
FirstMerit Corporation	3,895	77,939
Flagstar Bancorp, Inc.	2,110	14,707
FNB Corporation †	3,344	49,157
Freddie Mac	26,933	917,607
Fremont General Corporation *	2,929	10,251
Frontier Financial Corporation †	2,254	41,857
Fulton Financial Corporation	6,533	73,300
Glacier Bancorp, Inc. †	1,771	33,189
Great Lakes Bancorp, Inc. *	277	3,551
Hallwood Group, Inc. *	100	7,602
Hancock Holding Company	1,752	66,926
Hanmi Financial Corporation	3,600	31,032
Harleysville National Corporation	1,210	17,630

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Harrington West Financial Group, Inc.	1,171	$13,174
Heritage Financial Corporation	332	6,607
Horizon Financial Services Corporation	450	1,035
Hudson City Bancorp, Inc.	20,250	304,155
Huntington Bancshares, Inc.	13,268	195,836
Independent Bank Corporation (Massachusetts)	874	23,790
Independent Bank Corporation (Michigan)	2,079	19,750
IndyMac Bancorp, Inc. †	2,523	15,012
Integra Bank Corporation	848	11,965
International Bancshares Corporation	3,248	68,013
Irwin Financial Corporation	1,296	9,526
JPMorgan Chase & Company	137,629	6,007,506
Keycorp	15,774	369,900
KNBT Bancorp, Inc.	1,002	15,451
M&T Bank Corporation	3,475	283,456
Marshall & Ilsley Corporation	8,572	226,987
MB Financial, Inc.	931	28,703
Medallion Financial Corporation	958	9,599
Merchants Bancshares, Inc.	571	13,418
Midsouth Bancorp, Inc.	522	12,267
MidWestOne Financial Group, Inc.	582	9,731
Mitcham Industries, Inc. *	1,100	22,616
NASB Financial, Inc.	528	13,929
National City Corporation †	27,617	454,576
National Penn Bancshares, Inc. †	1,726	26,132
NBT Bancorp, Inc.	1,000	22,820
Nelnet, Inc. Class A	481	6,114
New York Community Bancorp, Inc. †	10,860	190,919
NewAlliance Bancshares, Inc. †	4,600	52,992
Northern States Financial Corporation	772	16,984
Northern Trust Corporation	7,513	575,346
Northwest Bancorp, Inc.	2,048	54,415
Ocwen Financial Corporation *†	3,358	18,603
Old National Bancorp †	3,552	53,138
PNC Financial Services Group, Inc.	13,929	914,439
Pacific Capital Bancorp †	1,724	34,704
Pacific Premier Bancorp, Inc. *	976	6,744
Park National Corporation †	728	46,956
Parkvale Financial Corporation	616	17,094
Peoples Bancorp, Inc.	814	20,260
Peoples Financial Corporation	883	19,497
Peoples United Financial, Inc. †	5,268	93,770
PFF Bancorp, Inc. †	1,096	13,196
Popular, Inc. (Puerto Rico) †	10,296	109,138
PrivateBancorp, Inc. †	1,200	39,180
Prosperity Bancshares, Inc. †	2,300	67,597
Provident Bankshares Corporation	1,369	29,283
Provident Financial Services, Inc. †	943	13,598
Provident New York Bancorp	3,670	47,416
Regions Financial Corporation	28,179	666,433
Republic Bancorp, Inc. Class A	1,603	26,498
Riverview Bancorp, Inc.	2,600	29,796
Royal Bancshares of Pennsylvania Class A	882	9,702
S&T Bancorp, Inc. †	1,868	51,632
Sandy Spring Bancorp, Inc.	344	9,570
Santander Bancorp (Puerto Rico) †	1,280	11,085
Shore Bancshares, Inc.	826	18,106
Signature Bank of New York *	1,900	64,125
Simmons First National Corporation Class A	911	24,141
SLM Corporation †	16,037	$322,985
South Financial Group, Inc. (The) †	2,799	43,748
SouthFirst Bancshares, Inc.	400	3,480
Sovereign Bancorp, Inc. †	12,496	142,454
State Street Corporation	16,141	1,310,649
Sterling Bancorp, NY	1,476	20,133
Sterling Bancshares, Inc.	2,422	27,030
Sterling Financial Corporation (Pennsylvania)	1,557	25,566
Sterling Financial Corporation (Washington)	2,577	43,268
Student Loan Corporation	207	22,770
Suffolk Bancorp	1,100	33,781
SunTrust Banks, Inc.	14,045	877,672
Susquehanna Bancshares, Inc.	2,932	54,066
SVB Financial Group *†	1,437	72,425
Synovus Financial Corporation	10,920	262,954
TCF Financial Corporation	6,104	109,445
Tompkins Financial Corporation	665	25,802
Trustco Bank Corporation †	3,435	34,075
Trustmark Corporation †	2,435	61,752
U.S. Bancorp	69,469	2,204,946
UCBH Holdings, Inc. †	3,652	51,712
UMB Financial Corporation	1,990	76,336
Umpqua Holdings Corporation †	1,151	17,656
UnionBanCal Corporation	2,177	106,477
United Bankshares, Inc.	2,134	59,795
United Community Banks, Inc. †	2,188	34,570
United Western Bancorp, Inc.	973	19,460
Valley National Bancorp †	5,409	103,096
W Holding Company, Inc. (Puerto Rico) †	8,055	9,747
Wachovia Corporation	78,797	2,996,650
Washington Federal, Inc.	3,379	71,331
Washington Mutual, Inc. †	37,457	509,790
Washington Trust Bancorp, Inc.	500	12,615
Webster Financial Corporation	2,393	76,504
Wells Fargo & Company	125,055	3,775,410
Wesbanco, Inc.	1,699	34,999
Westamerica Bancorporation †	1,628	72,527
Western Alliance Bancorp *†	1,400	26,278
Westfield Financial, Inc.	4,068	39,460
Whitney Holding Corporation	2,371	62,002
Willow Financial Bancorp, Inc.	533	4,472
Wilmington Trust Corporation	3,204	112,781
Wintrust Financial Corporation	1,017	33,693
World Acceptance Corporation *†	639	17,240
Zions Bancorporation	4,153	193,904
		51,997,512
Beverages, Food & Tobacco—4.8%
Alliance One International, Inc. *	2,000	8,140
Altria Group, Inc.	83,236	6,290,977
American Italian Pasta Company Class A *†	721	5,047
Anheuser-Busch Companies, Inc.	28,258	1,479,024
Archer-Daniels-Midland Company	23,265	1,080,194
Bridgford Foods Corporation *	559	3,633
Brown-Forman Corporation Class B	2,437	180,606
Bunge Ltd.	4,700	547,127
Campbell Soup Company	11,026	393,959
Central European Distribution Corporation *	652	37,868
Chiquita Brands International, Inc. *†	2,150	39,538
Coca-Cola Bottling Company Consolidated	437	25,731

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Coca-Cola Company (The)	84,149	$5,164,224
Coca-Cola Enterprises, Inc.	10,775	280,473
ConAgra Foods, Inc.	21,479	510,985
Constellation Brands, Inc. Class A *	8,096	191,389
Corn Products International, Inc.	3,164	116,277
Dean Foods Company	6,281	162,427
Del Monte Foods Company	8,204	77,610
Farmer Brothers Company	930	21,381
Flowers Foods, Inc.	4,140	96,917
Fresh Del Monte Produce, Inc. (Cayman Islands) *	567	19,040
General Mills, Inc.	14,393	820,401
Green Mountain Coffee Roasters, Inc. *†	1,500	61,050
Hain Celestial Group, Inc. *	1,426	45,632
Hansen Natural Corporation *	2,680	118,697
Hershey Company (The) †	6,420	252,948
HJ Heinz Company	12,672	591,529
Hormel Foods Corporation	3,195	129,334
Inventure Group, Inc. (The) *	5,272	11,757
JM Smucker Company (The)	2,614	134,464
Kellogg Company	10,337	541,969
Kraft Foods, Inc. Class A	67,179	2,192,051
Lancaster Colony Corporation	1,389	55,143
Lance, Inc.	1,370	27,975
Loews Corporation—Carolina Group	4,268	364,060
M&F Worldwide Corporation *	780	42,003
McCormick & Company, Inc.	5,759	218,324
Molson Coors Brewing Company Class B	5,822	300,532
Peet’s Coffee & Tea, Inc. *†	637	18,518
Pepsi Bottling Group, Inc.	5,177	204,284
PepsiAmericas, Inc.	3,031	100,993
Pepsico, Inc.	65,448	4,967,503
Performance Food Group Company *	1,907	51,241
Ralcorp Holdings, Inc. *	1,228	74,650
Reynolds American, Inc. †	6,595	435,006
Sanderson Farms, Inc. †	864	29,186
Sara Lee Corporation	29,377	471,795
Smithfield Foods, Inc. *	4,682	135,403
Supervalu, Inc.	8,154	305,938
Sysco Corporation	24,091	751,880
Tootsie Roll Industries, Inc.	572	15,684
TreeHouse Foods, Inc. *	1,256	28,875
Tyson Foods, Inc. Class A	10,231	156,841
UST, Inc. †	6,881	377,079
United Natural Foods, Inc. *†	1,912	60,649
Universal Corporation †	1,078	55,215
Vector Group Ltd. †	2,389	47,923
WM Wrigley Jr. Company	7,657	448,317
		31,377,416
Building Materials—0.7%
Amcol International Corporation	1,186	42,732
Anixter International, Inc. *	1,723	107,291
Beacon Roofing Supply, Inc. *†	2,570	21,639
Building Material Holding Corporation †	1,800	9,954
Cabot Microelectronics Corporation *†	1,049	37,670
Carbo Ceramics, Inc. †	1,137	42,296
Carlisle Companies, Inc.	2,452	90,798
Eagle Materials, Inc. †	2,083	73,905
Home Depot, Inc.	68,252	1,838,709
Interline Brands, Inc. *	982	21,516
Jewett-Cameron Trading Ltd. (Canada) *	1,575	$12,269
Lowe’s Companies, Inc.	60,510	1,368,736
Martin Marietta Materials, Inc. †	1,737	230,326
Numerex Corporation Class A *	1,800	14,850
Owens Corning, Inc. *†	1,100	22,242
Rock of Ages Corporation *	1,387	6,935
US Home Systems, Inc. *	1,291	6,907
USG Corporation *†	3,348	119,825
Vulcan Materials Company	3,605	285,119
Wesco International, Inc. *	1,550	61,442
		4,415,161
Chemicals—1.9%
A. Schulman, Inc.	1,444	31,118
AEP Industries, Inc. *	372	11,908
Air Products & Chemicals, Inc.	8,040	792,985
Airgas, Inc.	3,075	160,238
Albemarle Corporation	3,712	153,120
Arch Chemicals, Inc.	1,211	44,504
Avery Dennison Corporation	4,185	222,391
Cabot Corporation	2,693	89,785
Celanese Corporation Class A	5,993	253,624
CF Industries Holdings, Inc.	3,400	374,204
Chemtura Corporation	8,873	69,209
Church & Dwight, Inc. †	2,569	138,906
Compass Minerals International, Inc.	2,200	90,200
Cooper Tire & Rubber Company	3,066	50,834
Cytec Industries, Inc.	1,644	101,238
Dow Chemical Company (The)	38,798	1,529,417
E.I. du Pont de Nemours & Company	35,860	1,581,067
Eastman Chemical Company	3,211	196,160
Empire Financial Holding Company *	1,550	1,674
FMC Corporation	3,336	181,979
Georgia Gulf Corporation †	1,268	8,394
HB Fuller Company	2,570	57,696
Hercules, Inc.	4,606	89,126
Huntsman Corporation	2,600	66,820
International Flavors & Fragrances, Inc.	3,885	186,985
Koppers Holdings, Inc.	2,000	86,480
Landec Corporation *	986	13,212
LSB Industries, Inc. *	1,411	39,818
Lubrizol Corporation	1,819	98,517
Minerals Technologies, Inc. †	868	58,113
Monsanto Company	21,546	2,406,473
Mosaic Company (The) *	4,509	425,379
Myers Industries, Inc.	1,716	24,831
Nalco Holding Co.	3,074	74,329
NewMarket Corporation	1,200	66,828
NL Industries, Inc.	2,111	24,129
NuCo2, Inc. *	1,261	31,399
Olin Corporation	2,796	54,047
OM Group, Inc. *	1,147	65,998
Omnova Solutions, Inc. *	6,478	28,568
PPG Industries, Inc.	7,052	495,262
Penford Corporation	785	20,088
Pharmos Corporation *	1,375	467
PolyOne Corporation *	2,862	18,832
Praxair, Inc.	12,623	1,119,786
Scotts Miracle-Gro Company (The) Class A †	1,662	62,192
Sealed Air Corporation	7,054	163,230
Sensient Technologies Corporation	2,027	57,324
Spartech Corporation	1,451	20,459
SurModics, Inc. *†	675	36,632

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Trex Company, Inc.	*†	731	$6,199
Tronox, Inc. Class B		829	7,171
Tupperware Corporation		2,427	80,164
UAP Holding Corporation		2,800	108,080
Unifi, Inc.	*	2,629	6,362
USEC, Inc.	*†	2,637	23,733
Valhi, Inc.		511	8,145
W.R. Grace & Company	*†	4,200	109,956
West Pharmaceutical Services, Inc.		1,704	69,165
Zep, Inc.	*†	936	12,982
			12,407,932
Coal—0.3%
Alpha Natural Resources, Inc.	*	1,280	41,574
Arch Coal, Inc.		4,116	184,932
Consol Energy, Inc.		7,462	533,682
Evergreen Energy, Inc.	*†	4,989	11,125
International Coal Group, Inc.	*†	4,900	26,264
James River Coal Company	*†	1,500	16,770
Massey Energy Company		3,053	109,145
Natural Resource Partners, LP		2,000	64,920
Patriot Coal Corporation	*†	1,042	43,493
Peabody Energy Corporation		10,424	642,535
Penn Virginia Resource Partners, LP		1,600	39,312
			1,713,752
Commercial Services—1.7%
Aaron Rents, Inc.		1,939	37,306
ABM Industries, Inc.		2,291	46,713
Accenture Ltd. Class A (Bermuda)		21,831	786,571
ACCO Brands Corporation	*	1,319	21,157
Administaff, Inc.	†	1,143	32,324
Advisory Board Company (The)	*	950	60,980
Akamai Technologies, Inc.	*†	5,664	195,974
Allied Waste Industries, Inc.	*	7,625	84,027
Amerco, Inc.	*†	805	52,872
American Railcar Industries, Inc.	†	1,200	23,100
AMN Healthcare Services, Inc.	*	1,507	25,875
Angelica Corporation		510	9,741
APAC Customer Services, Inc.	*	1,972	2,248
Avis Budget Group, Inc.	*	4,424	57,512
Barrett Business Services, Inc.		2,203	39,676
BearingPoint, Inc.	*	8,105	22,937
Bowne & Company, Inc.		1,575	27,720
Brink’s Company (The)		2,360	140,986
CDI Corporation		1,131	27,438
Cenveo, Inc.	*	2,792	48,776
Chemed Corporation		1,162	64,933
Cintas Corporation		5,365	180,371
Clean Harbors, Inc.	*†	1,207	62,402
Coinstar, Inc.	*	1,075	30,261
Comfort Systems USA, Inc.		2,179	27,848
Consolidated Graphics, Inc.	*	776	37,108
Convergys Corporation	*	5,933	97,657
Corporate Executive Board Company	†	1,507	90,571
Courier Corporation		424	13,996
CRA International, Inc.	*	986	46,943
Daktronics, Inc.	†	927	20,922
Diamond Management & Technology Consultants, Inc.		1,431	10,403
Dollar Thrifty Automotive Group, Inc.	*	1,057	25,030
Dun & Bradstreet Company		2,641	234,072
Edgewater Technology, Inc.	*	1,533	11,191
Emcor Group, Inc.	*	2,908	68,716
Ennis Business Forms, Inc.		695	$12,510
EPIQ Systems, Inc.	*†	1,087	18,925
Equifax, Inc.		5,325	193,617
eResearch Technology, Inc.	*	2,056	24,302
First Consulting Group, Inc.	*	1,097	14,184
Fluor Corporation		3,405	496,177
Forrester Research, Inc.	*	963	26,983
FTI Consulting, Inc.	*	1,735	106,945
Furmanite Corporation	*	1,100	12,980
G&K Services, Inc. Class A		1,008	37,820
Gevity HR, Inc.		964	7,413
H&E Equipment Services, Inc.	*	1,600	30,208
H&R Block, Inc.		11,402	211,735
Harris Interactive, Inc.	*	2,730	11,630
Healthcare Services Group, Inc.	†	3,735	79,107
Heidrick & Struggles International, Inc.		865	32,100
Hewitt Associates, Inc. Class A	*	2,317	88,718
Huron Consulting Group, Inc.	*	988	79,662
I-many, Inc.	*	951	2,948
Inergy, LP		1,700	52,870
inVentiv Health, Inc.	*	2,100	65,016
Iron Mountain, Inc.	*	7,146	264,545
Jackson Hewitt Tax Service, Inc.		1,779	56,483
Jacobs Engineering Group, Inc.	*	3,838	366,951
KBR, Inc.	*	6,464	250,803
Kelly Services, Inc. Class A		1,173	21,888
Kforce.com, Inc.	*	297	2,896
Korn Ferry International	*	1,624	30,564
Landauer, Inc.		598	31,006
Lazare Kaplan International	*	1,139	9,260
Lionbridge Technologies, Inc.	*	1,165	4,136
Magellan Health Services, Inc.	*	1,400	65,282
Management Network Group, Inc.	*	1,600	4,224
Manpower, Inc.		3,593	204,442
MasterCard, Inc. Class A	†	2,238	481,618
Maximus, Inc.		1,052	40,618
Medical Staffing Network Holdings, Inc.	*	1,686	10,167
Metal Management, Inc.		1,800	81,954
Metavante Technologies, Inc.	*	2,857	66,625
Midas, Inc.	*	1,277	18,721
MoneyGram International, Inc.	†	3,750	57,637
Moody’s Corporation		9,284	331,439
MPS Group, Inc.	*	3,706	40,544
MTC Technologies, Inc.	*	619	14,546
National Research Corporation		1,250	33,750
Navigant Consulting, Inc.	*†	2,313	31,619
Omnicell, Inc.	*	783	21,086
On Assignment, Inc.	*	1,243	8,713
Online Resources Corporation	*	700	8,344
Overland Storage, Inc.	*	481	707
Paychex, Inc.		13,545	490,600
PDI, Inc.	*	703	6,587
Pegasystems, Inc.		2,141	25,542
Perma-Fix Environmental Services	*	5,502	13,590
PFSweb, Inc.	*	5,683	7,161
PHH Corporation	*	2,212	39,020
Portfolio Recovery Associates, Inc.	†	504	19,994
Possis Medical, Inc.	*	1,278	18,633
Pre-Paid Legal Services, Inc.	*†	779	43,118
Presstek, Inc.	*	945	4,838
Quanta Services, Inc.	*†	8,861	232,513
RCM Technologies, Inc.	*	1,593	9,367
Regis Corporation		1,818	50,831
Rent-A-Center, Inc.	*	3,377	49,034
Republic Services, Inc.		8,443	264,688

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Resources Connection, Inc.		2,060	$37,410
Rewards Network, Inc.	*	1,127	5,601
Robert Half International, Inc.		7,107	192,173
Rollins, Inc.		992	19,037
RR Donnelley & Sons Company		8,887	335,395
Ryder System, Inc.	†	2,660	125,047
Sally Beauty Company, Inc.	*	3,659	33,114
Service Corporation International		11,775	165,439
Shaw Group, Inc. (The)	*	2,182	131,880
Sotheby’s Holdings, Inc. Class A	†	2,623	99,936
Spherion Corporation	*	2,689	19,576
Standard Register Company (The)		1,650	19,239
StarTek, Inc.	*	994	9,254
Steiner Leisure Ltd. (Bahama Islands)	*	1,503	66,372
Stericycle, Inc.	*	3,138	186,397
SupportSoft, Inc.	*	1,562	6,951
Tejon Ranch Company	*†	762	31,128
TeleTech Holdings, Inc.	*	2,738	58,237
Tetra Tech, Inc.	*†	2,114	45,451
Travelcenters of America LLC	*	292	3,650
TRC Companies, Inc.	*	327	2,616
TrueBlue, Inc.	*	2,485	35,983
United Rentals, Inc.	*	3,294	60,478
URS Corporation	*	2,934	159,404
Valassis Communications, Inc.	*†	2,236	26,139
Varsity Group, Inc.	*	2,747	577
Viad Corporation		937	29,590
Volt Information Sciences, Inc.	*	1,249	22,807
WABCO Holdings, Inc.		2,354	117,912
Waste Connections, Inc.	*	2,362	72,986
Waste Industries USA, Inc.		1,296	47,045
Waste Management, Inc.		20,986	685,613
Watson Wyatt Worldwide, Inc.		1,600	74,256
Weight Watchers International, Inc.		1,826	82,499
Westaff, Inc.	*	942	3,768
Wind River Systems, Inc.	*	3,206	28,630
World Fuel Services Corporation		960	27,869
Wright Express Corporation	*	1,750	62,107
			11,339,857
Communications—1.2%
ADC Telecommunications, Inc.	*	4,773	74,220
AltiGen Communications, Inc.	*	4,109	6,369
American Tower Corporation Class A	*	15,861	675,679
Anadigics, Inc.	*	957	11,072
Applied Signal Technology, Inc.		1,237	16,798
Arris Group, Inc.	*	3,613	36,058
Avici Systems, Inc.		711	5,638
Blonder Tongue Laboratories	*	2,285	3,793
CalAmp Corporation	*	550	1,529
Carrier Access Corporation	*	1,178	2,827
Centillium Communications, Inc.	*	1,588	1,826
Checkpoint Systems, Inc.	*	1,441	37,437
Ciena Corporation	*†	2,809	95,815
Comtech Telecommunications	*	1,350	72,913
Crown Castle International Corporation	*	8,983	373,693
Cubic Corporation		1,692	66,326
Ditech Networks, Inc.	*	1,360	4,719
EndWave Corporation	*	911	6,623
Entertainment Distribution Company, Inc.	*	2,143	1,436
Foundry Networks, Inc.	*	5,421	94,976
Harmonic, Inc.	*	2,820	29,554
Harris Corporation		6,090	$381,721
Hungarian Telephone & Cable Corporation	*†	712	12,595
ID Systems, Inc.	*	2,016	25,119
Integrated Telecom Express, Inc.	‡d	1,103	—
InterDigital, Inc.	*	2,803	65,394
InterVoice, Inc.	*	1,395	11,146
Intraware, Inc.	*†	783	4,408
L-3 Communications Holdings, Inc.		5,024	532,243
Mindspeed Technologies, Inc.	*	4,009	4,891
Motorola, Inc.		95,635	1,533,985
Network Appliance, Inc.	*	14,316	357,327
NMS Communications Corporation	*	1,250	2,025
On2 Technologies, Inc.	*†	4,620	4,712
Openwave Systems, Inc.		2,570	6,682
Plantronics, Inc.		1,826	47,476
Polycom, Inc.	*	4,177	116,037
Powerwave Technologies, Inc.	*†	2,434	9,809
Premiere Global Services, Inc.	*	2,174	32,284
Qualcomm, Inc.		64,472	2,536,973
SBA Communications Corporation	*	1,350	45,684
SeaChange International, Inc.	*	958	6,926
Sirius Satellite Radio, Inc.	*†	47,469	143,831
Sonus Networks, Inc.	*†	10,700	62,381
Standard Microsystems Corporation	*	806	31,490
Syntax-Brillian Corporation	*	180	554
Tekelec	*	2,569	32,112
TeleCorp PCS, Inc.	‡d	5,507	—
Tellabs, Inc.	*	19,143	125,195
Tollgrade Communications, Inc.	*	601	4,820
Universal Security Instruments, Inc.	*	1,866	13,808
Utstarcom, Inc.	*†	4,555	12,526
Verso Technologies, Inc.	*	—	—
Viasat, Inc.	*	1,190	40,972
Westell Technologies, Inc. Class A	*	1,821	2,622
XM Satellite Radio Holdings, Inc. Class A	*†	8,921	109,193
Zhone Technologies, Inc.	*	3,915	4,581
Zix Corporation	*†	1,015	4,669
Zoom Telephonics, Inc.	*	2,711	2,033
			7,947,525
Computer Software & Processing—6.1%
3D Systems Corporation	*†	1,158	17,880
ACI Worldwide, Inc.	*	1,298	24,714
Activision, Inc.	*	9,514	282,566
Actuate Corporation	*	2,084	16,193
Acxiom Corporation		3,451	40,480
Adobe Systems, Inc.	*	22,505	961,639
Advent Software, Inc.	*†	1,451	78,499
Affiliated Computer Services, Inc. Class A	*	4,289	193,434
Alliance Data Systems Corporation	*†	1,955	146,605
American Software, Inc. Class A		1,950	16,575
AMICAS, Inc.	*	1,846	4,910
answerthink, Inc.	*	1,140	5,518
Ansys, Inc.	*	2,396	99,338
Arbitron, Inc.	†	1,298	53,958
Ariba, Inc.	*†	2,075	23,136
Art Technology Group, Inc.	*	8,333	35,999
Aspen Technology, Inc.	*	1,529	24,800
Audible, Inc.	*	1,213	10,820
Autobytel, Inc.	*	1,384	3,806

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Autodesk, Inc.	*	9,258	$460,678
Automatic Data Processing, Inc.		22,994	1,023,923
Avocent Corporation	*	2,007	46,783
BEA Systems, Inc.	*	16,581	261,648
BMC Software, Inc.	*	9,391	334,695
Bankrate, Inc.	*†	1,083	52,081
Blackbaud, Inc.		2,650	74,306
Blackboard, Inc.	*	1,400	56,350
Blue Coat Systems, Inc.	*	1,072	35,237
Borland Software Corporation	*†	2,936	8,837
Brady Corporation Class A		2,402	84,286
CA, Inc.		17,506	436,775
CNET Networks, Inc.	*†	5,501	50,279
CSG Systems International, Inc.	*	2,153	31,692
CACI International, Inc. Class A	*	1,198	53,634
Cadence Design Systems, Inc.	*	10,745	182,772
Callidus Software, Inc.	*	172	889
Captaris, Inc.	*	1,164	5,028
Cerner Corporation	*†	3,044	171,682
Choicepoint, Inc.	*	3,112	113,339
Chordiant Software, Inc.	*	1,859	15,894
Ciber, Inc.	*	2,444	14,933
Citrix Systems, Inc.	*	6,809	258,810
Clinical Data, Inc.	*	1,998	44,455
CMGI, Inc.	*	1,007	13,182
Cogent Communications Group, Inc.	*†	2,886	68,427
Cognex Corporation		2,023	40,763
Cognizant Technology Solutions Corporation	*†	10,552	358,135
Computer Sciences Corporation	*	6,597	326,354
Compuware Corporation	*	15,945	141,592
Concur Technologies, Inc.	*	2,083	75,425
CoStar Group, Inc.	*†	770	36,382
Cybersource Corporation	*	2,776	49,330
DST Systems, Inc.	*	2,794	230,645
DealerTrack Holdings, Inc.	*	1,800	60,246
Deluxe Corporation		2,098	69,003
Digital River, Inc.	*	1,627	53,805
Earthlink, Inc.	*	5,814	41,105
ebix.com, Inc.	*	1,754	126,902
Echelon Corporation	*	1,769	36,512
Eclipsys Corporation	*	1,846	46,722
Electro Rent Corporation		950	14,107
Electronic Arts, Inc.	*	12,060	704,425
Electronic Data Systems Corporation		22,135	458,859
Electronics for Imaging	*	2,638	59,302
Entrust Technologies, Inc.	*	2,200	4,246
Epicor Software Corporation	*	1,693	19,944
ePresence, Inc.	‡d	1,173	—
eSpeed, Inc. Class A	*	1,470	16,611
Evolving Systems, Inc.	*	1,054	3,141
F5 Networks, Inc.	*	2,664	75,977
Factset Research Systems, Inc.		1,490	82,993
Fair Isaac Corporation		3,039	97,704
FalconStor Software, Inc.	*†	1,373	15,460
Fidelity National Information Services, Inc.		11,188	465,309
Fiserv, Inc.	*	7,444	413,068
Gartner Group, Inc. Class A	*	1,179	20,703
Gerber Scientific, Inc.	*	1,608	17,366
Google, Inc. Class A	*	8,801	6,085,715
HLTH Corporation	*†	12,459	166,951
Hypercom Corporation	*	1,992	9,920
IMS Health, Inc.		7,150	164,736
iGate Capital Corporation	*	1,397	11,833
Informatica Corporation	*	3,171	$57,141
Infospace, Inc.		1,323	24,872
InfoUSA, Inc.		1,708	15,252
Integral Systems, Inc.		505	11,746
Interactive Data Corporation		1,521	50,208
Interactive Intelligence, Inc.	*	950	25,032
Internap Network Services Corporation	*	1,297	10,804
Interwoven, Inc.	*	1,908	27,132
Intuit, Inc.	*	13,074	413,269
JDA Software Group, Inc.	*	1,256	25,698
Jack Henry & Associates, Inc.		3,591	87,405
Juniper Networks, Inc.	*	21,310	707,492
Kenexa Corporation	*	1,681	32,645
Keynote Systems, Inc.	*	1,400	19,670
Knot, Inc. (The)	*	2,304	36,726
Lawson Software, Inc.	*	8,700	89,088
LivePerson, Inc.	*	3,333	17,798
LookSmart Ltd.	*	500	1,595
Magma Design Automation, Inc.	*	1,429	17,448
Manhattan Associates, Inc.	*	1,346	35,481
Mantech International Corporation Class A	*	1,217	53,329
McAfee, Inc.	*	6,724	252,150
Mediware Information Systems	*	1,088	7,322
Mentor Graphics Corporation	*	2,745	29,591
Microsoft Corporation		335,352	11,938,531
MicroStrategy, Inc. Class A	*	513	48,786
MIVA, Inc.	*	990	1,891
Move, Inc.	*	7,362	18,037
NCR Corporation	*	7,848	196,985
Napster, Inc.	*	1,145	2,256
National Instruments Corporation		3,414	113,789
Navisite, Inc.	*	3,725	18,848
NAVTEQ Corporation	*	3,700	279,720
NetFlix, Inc.	*†	679	18,075
Netscout Systems, Inc.	*	1,250	15,962
NIC, Inc.		2,450	20,678
Novell, Inc.	*	15,492	106,430
NVE Corporation	*†	348	8,561
Oracle Corporation	*	157,223	3,550,095
Packeteer, Inc.	*	1,900	11,704
Parametric Technology Corporation	*	4,423	78,951
PDF Solutions, Inc.	*	974	8,776
Perot Systems Corporation Class A	*	4,359	58,846
Phoenix Technologies Ltd.	*	907	11,682
Plato Learning, Inc.	*	1,825	7,245
Progress Software Corporation	*	1,322	44,525
QAD, Inc.		1,363	12,730
Quality Systems, Inc.	†	768	23,416
Quest Software, Inc.	*†	3,847	70,939
Radiant Systems, Inc.	*	1,019	17,557
Radisys Corporation	*	961	12,877
RealNetworks, Inc.	*	5,844	35,590
Red Hat, Inc.	*†	7,251	151,111
Renaissance Learning, Inc.		1,353	18,942
S1 Corporation	*	2,636	19,243
Saba Software, Inc.	*	1,576	8,101
Salesforce.com, Inc.	*†	2,200	137,918
Sapient Corporation	*	4,150	36,561
Scientific Learning Corporation	*	3,145	16,857
Secure Computing Corporation	*	1,554	14,918
Sonic Foundry, Inc.	*	1,200	1,704
SonicWall, Inc.	*	2,442	26,178
SPSS, Inc.	*	690	24,778
SRA International, Inc. Class A	*	1,664	49,005

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Stratasys, Inc.	*†	1,782	$46,047
SumTotal Systems, Inc.	*	317	1,506
Sun Microsystems, Inc.	*†	33,887	614,371
Sybase, Inc.	*	3,825	99,794
Sykes Enterprises, Inc.	*	1,423	25,614
Symantec Corporation	*	38,372	619,324
SYNNEX Corporation	*	104	2,038
Synopsys, Inc.	*	6,501	168,571
Synplicity, Inc.	*	1,050	6,090
Syntel, Inc.	†	1,554	59,860
Take-Two Interactive Software, Inc.	*†	2,643	48,763
Teradata Corporation	*	7,848	215,114
THQ, Inc.	*	2,914	82,146
3Com Corporation	*	14,501	65,545
TIBCO Software, Inc.	*	8,337	67,280
Total System Services, Inc.	†	1,651	46,228
Tradestation Group, Inc.	*	1,690	24,015
Trizetto Group, Inc.	*	1,550	26,923
Tumbleweed Communications Corporation	*	1,102	1,851
Ultimate Software Group, Inc.	*	1,242	39,086
Unisys Corporation	*	13,714	64,867
United Online, Inc.		2,509	29,656
Vasco Data Security International, Inc.	*	3,804	106,208
Verint Systems, Inc.	*	1,152	22,522
VeriSign, Inc.	*	10,106	380,087
Versant Corporation	*	330	9,600
Vignette Corporation	*	737	10,768
VMware, Inc. Class A	*†	1,500	127,485
Wave Systems Corporation Class A	*†	1,004	1,456
Websense, Inc.	*	1,958	33,247
Website Pros, Inc.	*	308	3,576
XETA Technologies, Inc.	*	1,946	8,718
Yahoo!, Inc.	*	50,447	1,173,397
			40,062,221
Computers & Information—4.2%
3M Company		27,011	2,277,568
Access Plans USA, Inc.	*	3,538	3,715
Apple Computer, Inc.	*	34,079	6,750,368
Authentidate Holding Corporation	*	1,023	604
Black Box Corporation		865	31,287
Brocade Communications Systems, Inc.	*	14,008	102,819
Ciprico, Inc.	*	1,658	7,776
Cirrus Logic, Inc.	*	2,946	15,555
Concurrent Computer Corporation	*	1,901	1,578
Cray, Inc.	*	714	4,277
Dataram Corporation		1,175	3,889
Datawatch Corporation	*	3,500	20,720
Dell, Inc.	*	78,317	1,919,550
Diebold, Inc.		3,079	89,229
Digi International, Inc.	*	1,976	28,039
Dot Hill Systems Corporation	*	1,396	3,392
EMC Corporation	*	89,450	1,657,508
Emulex Corporation	*	3,408	55,619
Extreme Networks, Inc.	*	4,491	15,898
Focus Enhancements, Inc.	*	5,319	2,659
Hewlett-Packard Company		106,558	5,379,048
Ikon Office Solutions, Inc.		5,770	75,125
InFocus Corporation	*	1,636	2,978
Ingram Micro, Inc. Class A	*	6,500	$117,260
Insight Enterprises, Inc.	*	2,054	37,465
International Business Machines Corporation		55,460	5,995,226
International Game Technology		13,866	609,133
Iomega Corporation	*	1,865	6,472
Iteris, Inc.	*	4,263	16,668
Jabil Circuit, Inc.		8,287	126,542
Lexmark International, Inc.	*	4,019	140,102
Micros Systems, Inc.	*	1,714	120,254
NETGEAR, Inc.	*	1,206	43,018
Network Engines, Inc.	*	1,329	2,140
Nuance Communications, Inc.	*	4,541	84,826
Palm, Inc.	†	4,574	28,999
Performance Technologies, Inc.	*	793	4,361
Pitney Bowes, Inc.		9,192	349,664
Planar Systems, Inc.	*	785	5,024
Quantum Corporation	*	6,681	17,972
Rackable Systems, Inc.	*	1,843	18,430
Safeguard Scientifics, Inc.	*	4,073	7,331
SanDisk Corporation	*	8,969	297,502
ScanSource, Inc.	*	1,126	36,426
Scientific Games Corporation Class A	*†	2,517	83,690
SCM Microsystems, Inc.	*	1,494	4,990
Seagate Technology (Cayman Islands)		20,081	512,066
SourceForge, Inc.	*	2,018	4,944
STEC, Inc.	*†	1,055	9,221
Tech Data Corporation	*	2,057	77,590
TransAct Technologies, Inc.	*	888	4,254
VeriFone Holdings, Inc.	*†	2,645	61,496
Voyager Learning Company	*	1,332	9,524
Wayside Technology Group, Inc.		1,787	16,065
Western Digital Corporation	*	8,154	246,332
Zebra Technologies Corporation Class A	*	2,988	103,684
			27,647,872
Containers & Packaging—0.1%
Ball Corporation		4,676	210,420
Crown Holdings, Inc.	*	6,844	175,549
Greif, Inc. Class A		852	55,695
Libbey, Inc.		749	11,864
Owens-IIlinois, Inc.	*	6,064	300,168
Silgan Holdings, Inc.		454	23,581
Sonoco Products Company		3,353	109,576
Temple-Inland, Inc.		4,506	93,950
			980,803
Cosmetics & Personal Care—2.0%
Alberto-Culver Company		3,659	89,792
Avon Products, Inc.		17,888	707,113
Chattem, Inc.	*†	872	65,871
Clorox Company		6,558	427,385
Colgate-Palmolive Company		20,694	1,613,304
Ecolab, Inc.		8,093	414,443
Elizabeth Arden, Inc.	*†	1,017	20,696
Estee Lauder Companies (The), Inc. Class A		5,057	220,536
Procter & Gamble Company		125,725	9,230,730
Quaker Chemical Corporation		483	10,612
Stepan Company		556	18,087
			12,818,569
Education—0.2%
Ambassadors International, Inc.	†	523	7,625
Apollo Group, Inc. Class A	*	5,517	387,018
Career Education Corporation	*	4,167	104,758

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Corinthian Colleges, Inc. *	3,624	$55,810
DeVry, Inc.	2,980	154,841
ITT Educational Services, Inc. *	1,873	159,711
Learning Tree International, Inc. *	766	17,587
Princeton Review, Inc. *	818	6,814
Strayer Education, Inc. †	551	93,990
Universal Technical Institute, Inc. *†	418	7,106
		995,260
Electric Utilities—3.3%
AES Corporation (The) *	25,835	552,611
Allegheny Energy, Inc.	5,273	335,416
Allete, Inc. †	1,243	49,198
Alliant Energy Corporation	4,491	182,739
Ameren Corporation	8,429	456,936
American Electric Power Company, Inc.	16,393	763,258
Aquila, Inc. *	7,275	27,136
Avista Corporation	1,759	37,889
Black Hills Corporation	2,041	90,008
CMS Energy Corporation †	6,681	116,116
Centerpoint Energy, Inc.	12,705	217,637
Central Vermont Public Service Corporation †	540	16,654
CH Energy Group, Inc.	694	30,911
Cleco Corporation	2,109	58,630
Consolidated Edison, Inc.	9,476	462,903
Constellation Energy Group, Inc.	7,642	783,534
DTE Energy Company	6,985	307,061
Dominion Resources, Inc.	27,102	1,285,990
DPL, Inc.	5,037	149,347
Duke Energy Corporation	47,382	955,695
Dynegy, Inc. Class A *	15,654	111,770
Edison International	12,022	641,614
EL Paso Electric Company *	1,748	44,696
Empire District Electric Company (The) †	1,197	27,268
Energy East Corporation	5,959	162,144
Entergy Corporation	8,044	961,419
Exelon Corporation	26,142	2,134,233
FPL Group, Inc.	14,666	992,448
FirstEnergy Corporation	12,802	926,097
Great Plains Energy, Inc.	2,828	82,917
Hawaiian Electric Industries, Inc.	3,066	69,813
Idacorp, Inc.	1,515	53,358
Integrys Energy Group, Inc.	2,691	139,098
MGE Energy, Inc.	1,559	55,298
Mirant Corporation *	10,625	414,162
NiSource, Inc.	10,893	205,769
Northeast Utilities	5,201	162,843
NRG Energy, Inc. *	8,000	346,720
NSTAR	4,374	158,426
OGE Energy Corporation	3,358	121,862
Otter Tail Corporation	1,095	37,887
PG&E Corporation	13,709	590,721
PPL Corporation	14,691	765,254
Pepco Holdings, Inc.	7,066	207,246
Pinnacle West Capital Corporation	3,789	160,691
Plug Power, Inc. *†	2,704	10,681
PNM Resources, Inc.	2,169	46,525
Portland General Electric Company	1,100	30,558
Progress Energy, Inc.	10,169	492,485
Public Service Enterprise Group, Inc.	9,757	958,528
Puget Energy, Inc.	3,548	97,322
Reliant Energy, Inc. *	11,470	300,973
SCANA Corporation	4,791	201,941
Sempra Energy	8,687	$537,552
Sierra Pacific Resources	3,864	65,611
Southern Company (The)	30,082	1,165,677
TECO Energy, Inc. †	7,797	134,186
UIL Holdings Corporation	1,496	55,277
Unisource Energy Corporation	1,571	49,565
Unitil Corporation	420	11,928
Westar Energy, Inc.	4,032	104,590
Wisconsin Energy Corporation	4,564	222,312
Xcel Energy, Inc.	16,552	373,579
		21,312,713
Electrical Equipment—2.9%
Active Power, Inc. *	1,093	2,405
Acuity Brands, Inc.	1,873	84,285
Ametek, Inc.	4,234	198,321
AZZ, Inc. *	2,062	58,458
Baldor Electric Company	1,338	45,037
C&D Technologies, Inc. *†	1,159	7,661
Capstone Turbine Corporation *	2,450	3,993
Cooper Industries Ltd. Class A (Bermuda)	7,946	420,184
Distributed Energy Systems Corporation *	3,756	1,502
Electro Scientific Industries, Inc. *	1,421	28,207
Emerson Electric Company	32,010	1,813,687
Energizer Holdings, Inc. *	1,856	208,113
Energy Conversion Devices, Inc. *†	781	26,281
Evans & Sutherland Computer Corporation *	1,882	2,352
Franklin Electric Company, Inc. †	902	34,520
FuelCell Energy, Inc. *†	1,938	19,225
General Electric Company	403,090	14,942,546
Genlyte Group, Inc. *	1,102	104,910
GrafTech International Ltd. *	3,487	61,894
Greatbatch, Inc. *†	942	18,831
Lincoln Electric Holdings, Inc.	1,877	133,605
Littelfuse, Inc. *	909	29,961
LSI Industries, Inc.	1,083	19,711
Medis Technologies Ltd. *†	704	10,863
Moog, Inc. Class A *†	1,446	66,241
Powell Industries, Inc. *	1,045	46,053
Quantum Fuel Systems Technologies Worldwide, Inc. *	2,809	1,348
Regal-Beloit Corporation	1,272	57,176
Servotronics, Inc. *	705	10,222
Spectrum Brands, Inc. *†	1,490	7,942
Tech/Ops Sevcon, Inc.	719	5,392
Teleflex, Inc.	1,322	83,299
Thomas & Betts Corporation *	2,428	119,069
Trans-Lux Corporation *	866	5,542
Ultralife Batteries, Inc. *	416	8,382
Universal Display Corporation *†	1,350	27,904
Universal Electronics, Inc. *	639	21,368
Valence Technology, Inc. *†	6,972	13,874
Vicor Corporation	1,380	21,514
		18,771,878
Electronics—4.3%
8X8, Inc. *†	3,048	2,713
AVX Corporation †	2,270	30,463
Actel Corporation *	1,140	15,572
Adaptec, Inc. *	3,850	13,013
Advanced Energy Industries, Inc. *	1,428	18,678
Advanced Micro Devices, Inc. *†	21,447	160,852
Agilysys, Inc.	1,335	20,185
Alliance Fiber Optic Products, Inc. *	4,817	9,634

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Altera Corporation		14,718	$284,352
American Superconductor Corporation	*†	1,147	31,359
AMIS Holdings, Inc.	*	850	8,517
Amkor Technology, Inc.	*	7,211	61,510
Amphenol Corporation Class A		7,376	342,025
Analog Devices, Inc.		15,241	483,140
Anaren, Inc.	*	813	13,406
Applied Micro Circuits Corp.	*	3,186	27,846
Arrow Electronics, Inc.	*	4,585	180,099
Atheros Communications, Inc.	*	2,700	82,458
Atmel Corporation	*	18,733	80,927
ATMI, Inc.	*	1,559	50,278
Avanex Corporation	*	5,030	5,030
Avnet, Inc.	*	5,129	179,361
AXT, Inc.	*	946	5,865
Barnes Group, Inc.		2,018	67,381
Bel Fuse, Inc. Class A		545	18,797
Belden, Inc.	†	1,894	84,283
Benchmark Electronics, Inc.	*	2,520	44,680
Broadcom Corporation Class A	*	16,147	422,083
California Micro Devices Corporation	*	745	3,457
Caliper Life Sciences, Inc.	*	867	4,795
Catalyst Semiconductor, Inc.	*	2,415	11,230
Catapult Communications Corporation	*	750	5,662
Ceradyne, Inc.	*	1,867	87,618
Ceva, Inc.	*	692	8,422
Cisco Systems, Inc.	*	240,426	6,508,332
Concord Camera Corporation	*	572	1,808
Conexant Systems, Inc.	*	20,460	16,982
Cree, Inc.	*†	3,097	85,075
CTS Corporation		1,580	15,689
Cymer, Inc.	*	1,498	58,317
Cypress Semiconductor Corporation	*	4,876	175,682
DRS Technologies, Inc.	†	1,486	80,645
Diodes, Inc.	*†	2,400	72,168
Dolby Laboratories, Inc. Class A	*	1,370	68,116
DSP Group, Inc.	*	1,194	14,567
Eastman Kodak Company	†	11,893	260,100
Emcore Corporation	*†	1,219	18,651
EMS Technologies, Inc.	*	960	29,030
ESCO Technologies, Inc.	*†	1,222	48,807
ESS Technology	*	1,759	2,339
Esterline Technologies Corporation	*	1,049	54,286
Exar Corporation	*	1,758	14,011
Fairchild Semiconductor International, Inc.	*	4,903	70,750
Finisar Corporation	*†	6,855	9,940
First Solar, Inc.	*	700	186,998
FSI International, Inc.	*	1,479	2,662
Garmin Ltd. (Cayman Islands)		4,774	463,078
HI/FN, Inc.	*	681	3,895
Hutchinson Technology, Inc.	*	1,149	30,242
Imation Corporation		1,564	32,844
Innovex, Inc.	*	1,922	1,614
Integrated Device Technology, Inc.	*	8,168	92,380
Integrated Silicon Solutions, Inc.	*	1,269	8,401
Intel Corporation		227,315	6,060,218
International Rectifier Corporation	*	2,631	89,375
Intersil Corporation Class A		5,757	140,931
IXYS Corporation	*	1,329	10,659
JDS Uniphase Corporation	*†	7,444	$99,005
Kemet Corporation	*	3,407	22,588
KVH Industries, Inc.	*	375	3,022
LSI Corporation	*	30,700	163,017
Lattice Semiconductor Corporation	*	4,395	14,284
Lightpath Technologies, Inc. Class A	*†	1,526	2,991
Linear Technology Corporation	†	12,363	393,514
MIPS Technologies, Inc. Class A	*†	2,228	11,051
MRV Communications, Inc.	*	4,567	10,595
Magnetek, Inc.	*	1,406	6,018
Marvell Technology Group Ltd. (Bermuda)	*	18,500	258,630
Mattson Technology, Inc.	*	1,760	15,066
Maxim Integrated Products, Inc.		2,241	59,342
Maxwell Technologies, Inc.	*†	370	3,060
MEMC Electronics Materials, Inc.	*	6,625	586,246
Mercury Computer Systems, Inc.	*	963	15,514
Merix Corporation	*	674	3,134
Methode Electronics, Inc.		1,383	22,737
Micrel, Inc.		3,731	31,527
Microchip Technology, Inc.	†	8,640	271,469
Micron Technology, Inc.	*	25,902	187,789
Microsemi Corporation	*	2,474	54,774
Mobility Electronics, Inc.	*	674	1,045
Molex, Inc.		5,599	152,853
MoSys, Inc.	*	1,251	6,067
Nashua Corporation	*	1,541	17,906
National Semiconductor Corporation		14,384	325,654
Novellus Systems, Inc.	*	6,320	174,242
Nu Horizons Electronics Corporation	*	1,207	8,389
Nvidia Corporation	*	20,184	686,660
Omnivision Technologies, Inc.	*†	2,354	36,840
ON Semiconductor Corporation	*†	4,276	37,971
Oplink Communications, Inc.	*	758	11,635
Optelecom, Inc.	*	819	6,224
OSI Systems, Inc.	*	867	22,949
Park Electrochemical Corporation		1,086	30,669
Pericom Semiconductor Corporation	*	1,023	19,130
Photronics, Inc.	*	1,388	17,308
Plexus Corporation	*	1,884	49,474
PLX Technology, Inc.	*	1,050	9,765
Power Integrations, Inc.	*	1,952	67,207
Power-One, Inc.	*	3,459	13,801
QLogic Corporation	*	7,842	111,356
Quicklogic Corporation	*	1,050	3,465
RF Micro Devices, Inc.	*†	8,143	46,497
Rambus, Inc.	*	4,071	85,247
Raytheon Company		18,171	1,102,980
Research Frontiers, Inc.	*†	752	7,520
Rockwell Collins, Inc.		7,347	528,764
Rogers Corporation	*	803	34,826
Sanmina-SCI Corporation	*	21,464	39,064
Semtech Corporation	*	2,970	46,094
Sigmatel, Inc.	*	797	1,682
Sigmatron International, Inc.	*	282	2,112
Silicon Image, Inc.	*	2,948	13,325
Silicon Laboratories, Inc.	*	2,124	79,501
Silicon Storage Technology, Inc.	*	3,793	11,341
Skyworks Solutions, Inc.	*	5,822	49,487
Sonic Solutions, Inc.	*	889	9,237
Spansion LLC Class A	*†	1,900	7,467
Spectrum Control, Inc.	*	1,195	18,403
Spire Corporation	*	2,500	59,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Sunpower Corp. Class A	*†	1,322	$172,376
Sycamore Networks, Inc.	*	9,917	38,081
Synaptics, Inc.	*	1,057	43,506
Technitrol, Inc.		1,866	53,330
Tegal Corporation	*	312	1,248
Teledyne Technologies, Inc.	*†	1,228	65,489
Terabeam, Inc.	*	2,197	2,175
Tessera Technologies, Inc.	*	1,560	64,896
Texas Instruments, Inc.		59,784	1,996,786
Transwitch Corporation	*	2,483	2,185
Trident Microsystems, Inc.	*	3,018	19,798
Trimble Navigation Ltd.	*	4,318	130,576
Triquint Semiconductor, Inc.	*	4,918	32,606
TTM Technologies, Inc.	*	1,639	19,111
Tyco Electronics Ltd. (Bermuda)		19,745	733,132
Tyler Technologies, Inc.	*	1,886	24,311
Varian Semiconductor Equipment Associates, Inc.	*	3,367	124,579
Virage Logic Corporation	*	901	7,523
Vishay Intertechnology, Inc.	*	6,172	70,423
Xerox Corporation		36,218	586,369
Xilinx, Inc.		15,105	330,346
Zoran Corporation	*	1,650	37,141
			28,338,925
Entertainment & Leisure—1.5%
Avid Technology, Inc.	*†	1,448	41,036
Bally Technologies, Inc.	*	1,971	97,998
Blockbuster, Inc. Class A	*†	7,850	30,615
Callaway Golf Company		2,881	50,216
Cedar Fair, LP		2,300	48,599
Churchill Downs, Inc.		638	34,433
Discovery Holding Company Class A	*	10,903	274,101
Dover Downs Gaming & Entertainment, Inc.		1,710	19,237
Dover Motorsports, Inc.		1,645	10,775
DreamWorks Animation SKG, Inc. Class A	*	1,300	33,202
Gaylord Entertainment Company	*	1,772	71,713
Harrah’s Entertainment, Inc.		7,234	642,017
Hasbro, Inc.		7,242	185,250
Hollywood Media Corporation	*	1,494	4,333
Image Entertainment, Inc.	*	299	1,088
International Speedway Corporation Class A		1,190	49,004
Jakks Pacific, Inc.	*	925	21,839
Leapfrog Enterprises, Inc.	*†	1,261	8,487
Live Nation, Inc.	*†	2,705	39,277
Macrovision Corporation	*	2,053	37,631
Mattel, Inc.		16,641	316,845
Multimedia Games, Inc.	*†	1,202	10,025
National CineMedia, Inc.		2,226	56,117
National Lampoon, Inc.	*	3,300	7,920
Nautilus Group, Inc.		1,359	6,591
New Frontier Media, Inc.		3,808	20,944
News Corporation, Inc. Class A		91,998	1,885,039
Penn National Gaming, Inc.	*	2,586	153,996
Pinnacle Entertainment, Inc.	*	1,629	38,379
Pool Corporation	†	2,434	48,266
RC2 Corporation	*	1,650	46,315
Regal Entertainment Group Class A	†	2,743	49,566
Shuffle Master, Inc.	*†	1,527	18,309
Six Flags, Inc.	*	3,814	7,742
Speedway Motorsports, Inc.		149	4,631
Steinway Musical Instruments, Inc.		683	$18,830
Time Warner, Inc.		155,920	2,574,239
Walt Disney Company		76,460	2,468,129
West Marine, Inc.	*	803	7,211
Westwood One, Inc.		4,247	8,452
WMS Industries, Inc.	*†	1,903	69,726
World Wrestling Entertainment, Inc.		1,030	15,203
			9,533,326
Environmental—0.4%
Aetrium, Inc.	*	614	3,684
Agilent Technologies, Inc.	*	16,481	605,512
Analogic Corporation		593	40,158
Cohu, Inc.		859	13,143
Credence Systems Corporation	*	2,727	6,599
Danaher Corporation		9,574	840,023
Dionex Corporation	*	1,031	85,429
Flir Systems, Inc.	*	5,608	175,530
Formfactor, Inc.	*	1,417	46,903
Frequency Electronics, Inc.		821	7,873
Itron, Inc.	*†	955	91,651
Ixia	*	2,330	22,088
LTX Corporation	*	2,405	7,648
MKS Instruments, Inc.	*†	2,455	46,989
Mine Safety Appliances Company	†	1,444	74,900
MTS Systems Corporation		1,342	57,263
OI Corporation		1,600	19,120
Orbit International Corporation	*	2,812	24,296
Photon Dynamics, Inc.	*	659	5,470
Roper Industries, Inc.		2,980	186,369
Rudolph Technologies, Inc.	*	1,247	14,116
Teradyne, Inc.	*	7,938	82,079
Thermogenesis	*†	4,316	6,819
Veeco Instruments, Inc.	*	1,294	21,610
White Electronic Designs Corporation	*	514	2,385
X-Rite, Inc.	*	1,890	21,962
			2,509,619
Financial Services—4.0%
Affiliated Managers Group	*†	1,354	159,041
AllianceBernstein Holding, LP		1,100	82,775
Ameriprise Financial, Inc.		9,235	508,941
Ampal American Israel Corporation Class A	*†	1,391	10,279
Bear Stearns Companies, Inc. (The)	†	4,864	429,248
Berkshire Hathaway, Inc. Class A	*	41	5,805,600
BlackRock, Inc.		539	116,855
Blackstone Group, LP (The)	†	3,953	87,480
Broadridge Financial Solutions, Inc.		5,748	128,928
Calamos Asset Management, Inc. Class A		1,800	53,604
Catskill Litigation Trust	*‡d	582	—
Centerline Holding Company	†	1,905	14,516
Charles Schwab Corporation (The)		40,347	1,030,866
Cherokee, Inc.		994	32,076
CME Group, Inc.		1,924	1,319,864
Countrywide Financial Corporation	†	24,520	219,209
Diamond Hill Investment Group, Inc.	*	1,310	95,787
Doral Financial Corporation (Puerto Rico)	*†	221	3,987
E*Trade Financial Corporation	*†	14,978	53,172
Eaton Vance Corporation		5,282	239,856
Federated Investors, Inc. Class B		4,508	185,549
Franklin Resources, Inc.		6,114	699,625

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
GAMCO Investors, Inc. Class A		558	$38,641
GLG Partners, Inc.	*†	9,550	129,880
Goldman Sachs Group, Inc.		14,402	3,097,150
Guaranty Financial Group, Inc.		1,502	24,032
IntercontinentalExchange, Inc.	*†	2,676	515,130
Invesco Ltd. (Bermuda)		16,610	521,222
Investment Technology Group, Inc.	*	2,078	98,892
Janus Capital Group, Inc.		9,990	328,171
Jefferies Group, Inc.		4,678	107,828
Kent Financial Services, Inc.	*	2,200	4,664
Knight Capital Group, Inc. Class A	*	4,630	66,672
LaBranche & Company, Inc.	*	2,588	13,044
Lazard Ltd. Class A (Bermuda)	†	1,519	61,793
Legg Mason, Inc.		5,250	384,038
Lehman Brothers Holdings, Inc.		21,084	1,379,737
Merrill Lynch & Company, Inc.		33,749	1,811,646
MF Global Ltd. (Bermuda)	*	2,928	92,144
Morgan Stanley		38,240	2,030,926
Nasdaq Stock Market, Inc.	*	3,400	168,266
Navidec Financial Services, Inc.	*	2,119	2,416
NexCen Brands, Inc.	*	1,368	6,621
Nymex Holdings, Inc.	†	2,458	328,413
NYSE Euronext		6,870	602,980
Principal Financial Group		11,001	757,309
Raymond James Financial, Inc.		3,472	113,396
SEI Investments Company		5,918	190,382
Siebert Financial Corporation		1,469	4,760
Superior Bancorp	†	895	4,806
SWS Group, Inc.		1,323	16,762
T Rowe Price Group, Inc.		10,332	629,012
TD Ameritrade Holding Corporation	*	9,311	186,779
Value Line, Inc.		573	23,069
Waddell & Reed Financial, Inc. Class A		3,971	143,313
Western Union Company (The)		31,890	774,289
Westwood Holdings Group, Inc.		1,027	38,615
			25,974,056
Food Retailers—0.4%
Arden Group, Inc. Class A		260	40,219
Great Atlantic & Pacific Tea Company (The)	*†	123	3,854
Kroger Company (The)		26,279	701,912
Panera Bread Company Class A	*†	1,250	44,775
Pantry, Inc. (The)	*†	1,200	31,356
Ruddick Corporation		1,967	68,196
Safeway, Inc.		17,256	590,328
Starbucks Corporation	*	29,904	612,135
Weis Markets, Inc.		382	15,257
Whole Foods Market, Inc.	†	5,036	205,469
Winn-Dixie Stores, Inc.	*	3,309	55,823
			2,369,324
Forest Products & Paper—0.6%
AbitibiBowater, Inc.	†	1,189	24,505
American Woodmark Corporation	†	800	14,544
Bemis Company	†	4,410	120,746
Buckeye Technologies, Inc.	*	1,251	15,637
Caraustar Industries, Inc.	*	1,610	4,975
Champion Enterprises, Inc.	*†	2,559	24,106
Chesapeake Corporation		814	4,225
Deltic Timber Corporation		724	37,279
Domtar Corporation	*	16,660	128,115
Glatfelter		1,740	$26,639
International Paper Company		19,016	615,738
Kimberly-Clark Corporation		17,952	1,244,792
Louisiana-Pacific Corporation	†	4,396	60,137
MeadWestvaco Corporation		6,398	200,257
Neenah Paper, Inc.		652	19,006
Packaging Corporation of America		4,339	122,360
Pactiv Corporation	*	6,523	173,707
Rock-Tenn Company Class A		1,450	36,844
School Specialty, Inc.	*†	854	29,506
Schweitzer-Mauduit International, Inc.		724	18,759
Skyline Corporation		720	21,132
Smurfit-Stone Container Corporation	*†	10,013	105,737
United Stationers, Inc.	*	1,278	59,056
Universal Forest Products, Inc.	†	1,121	33,025
Wausau Paper Corporation		1,903	17,108
Weyerhaeuser Company		8,921	657,835
			3,815,770
Health Care Providers—0.6%
Alliance Imaging, Inc.	*	1,429	13,747
Amedisys, Inc.	*	1,698	82,387
AmSurg Corporation	*	1,423	38,506
Apria Healthcare Group, Inc.	*	2,101	45,319
Brookdale Senior Living, Inc.	†	2,200	62,502
Community Health Systems, Inc.	*	4,282	157,835
Covance, Inc.	*	2,839	245,914
Coventry Health Care, Inc.	*	6,568	389,154
Cross Country Healthcare, Inc.	*	1,339	19,067
CryoLife, Inc.	*	937	7,449
DaVita, Inc.	*	4,290	241,741
Edwards Lifesciences Corporation	*	2,575	118,424
Enzo Biochem, Inc.	*†	1,353	17,237
Enzon Pharmaceuticals, Inc.	*†	1,765	16,820
Express Scripts, Inc.	*	8,956	653,788
Health Management Associates, Inc. Class A		9,953	59,519
Healthways, Inc.	*†	1,362	79,595
Hooper Holmes, Inc.	*	1,959	3,369
Immunomedics, Inc.	*	2,141	4,967
Interleukin Genetics, Inc.	*	2,825	2,966
Kindred Healthcare, Inc.	*	1,800	44,964
Laboratory Corporation of America Holdings	*	4,851	366,396
LCA-Vision, Inc.	†	616	12,302
LifePoint Hospitals, Inc.	*†	2,149	63,911
Lincare Holdings, Inc.	*	4,169	146,582
Matria Healthcare, Inc.	*†	870	20,680
National Healthcare Corporation		431	22,283
NovaMed, Inc.	*†	1,250	5,312
Odyssey HealthCare, Inc.	*	1,593	17,619
Pediatrix Medical Group, Inc.	*	2,182	148,703
Psychemedics Corporation		302	4,847
Psychiatric Solutions, Inc.	*	2,662	86,515
RehabCare Group, Inc.	*	739	16,672
Sierra Health Services, Inc.	*	2,474	103,809
Sunrise Senior Living, Inc.	*†	1,950	59,826
Tenet Healthcare Corporation	*	19,289	97,988
U.S. Physical Therapy, Inc.	*	1,300	18,681
Universal Health Services, Inc. Class B		2,373	121,498
VCA Antech, Inc.	*	3,442	152,240
VistaCare, Inc. Class A	*	1,341	9,722
			3,780,856

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Heavy Construction—0.2%
Blount International, Inc.	*	1,532	$18,859
Centex Corporation		4,760	120,238
Foster Wheeler Ltd. (Bermuda)	*	2,911	451,263
Granite Construction, Inc.		1,889	68,344
Hovnanian Enterprises, Inc.	*†	1,478	10,597
Lennar Corporation Class A		5,675	101,526
Levitt Corporation Class A		763	1,679
M/I Homes, Inc.	†	610	6,405
McDermott International, Inc.	*	8,276	488,532
McGrath Rentcorp		916	23,587
WCI Communities, Inc.	*	1,921	7,261
			1,298,291
Heavy Machinery—2.6%
Actuant Corporation Class A		2,022	68,768
Agco Corporation	*	3,068	208,563
Ampco-Pittsburgh Corporation		613	23,374
Applied Industrial Technologies, Inc.		2,056	59,665
Applied Materials, Inc.		53,844	956,269
Astec Industries, Inc.	*	821	30,533
Asyst Technologies, Inc.	*	1,782	5,809
Axcelis Technologies, Inc.	*	4,095	18,837
Black & Decker Corporation		3,225	224,621
Briggs & Stratton Corporation	†	1,822	41,287
Brooks Automation, Inc.	*	3,103	40,991
Bucyrus International, Inc. Class A	†	1,430	142,128
Cameron International Corporation	*	6,932	333,637
Caterpillar, Inc.		25,568	1,855,214
Cummins, Inc.	†	3,510	447,069
Curtiss-Wright Corporation	†	2,112	106,022
Deere & Company		18,260	1,700,371
Donaldson Company, Inc.		3,810	176,708
Dover Corporation		7,805	359,732
Dresser-Rand Group, Inc.	*	2,924	114,182
Dril-Quip, Inc.	*	1,976	109,984
Dycom Industries, Inc.	*	2,076	55,325
Eaton Corporation		5,791	561,437
Electroglas, Inc.	*	1,990	3,343
EnPro Industries, Inc.	*	981	30,068
Entegris, Inc.	*	5,738	49,519
Flow International Corporation	*	2,200	20,504
Flowserve Corporation		2,375	228,475
FMC Technologies, Inc.	*	5,390	305,613
Gardner Denver, Inc.	*	1,836	60,588
Graco, Inc.		2,883	107,421
Grant Prideco, Inc.	*	4,753	263,839
Hurco Companies, Inc.	*	300	13,095
ITT Corporation		8,056	532,018
Idex Corporation		3,304	119,374
Ingersoll-Rand Company Class A (Bermuda)		13,496	627,159
Insituform Technologies, Inc. Class A	*	1,223	18,100
Intermec, Inc.	*†	2,374	48,216
Joy Global, Inc.		4,599	302,706
Kadant, Inc.	*	721	21,392
Kaydon Corporation	†	1,422	77,556
Kennametal, Inc.		3,196	121,001
Knight Transportation, Inc.	†	3,879	57,448
Kulicke and Soffa Industries, Inc.	*	2,008	13,775
Lam Research Corporation	*	5,335	230,632
Layne Christensen Company	*	510	25,097
Lennox International, Inc.		2,437	100,941
Lindsay Corporation	†	808	$57,118
Lufkin Industries, Inc.		1,000	57,290
Manitowoc Company, Inc.		5,044	246,299
Matrix Service Company	*	468	10,212
Middleby Corporation	*	936	71,716
Modine Manufacturing Company		1,208	19,944
NACCO Industries, Inc. Class A		309	30,804
NATCO Group, Inc. Class A	*	900	48,735
National-Oilwell Varco, Inc.	*	14,180	1,041,663
Nordson Corporation		1,522	88,215
Oil States International, Inc.	*†	2,026	69,127
Pall Corporation		5,186	209,100
Paragon Technologies, Inc.	*	1,800	12,330
Parker Hannifin Corporation		7,831	589,753
Pentair, Inc.		3,618	125,943
Robbins & Myers, Inc.	†	868	65,647
Rockwell Automation, Inc.		6,047	417,001
Sauer-Danfoss, Inc.		1,531	38,352
Semitool, Inc.	*	1,060	9,201
Smith International, Inc.		8,020	592,277
SPX Corporation		2,157	221,847
Standex International Corporation		724	12,634
Stanley Works (The)		3,365	163,135
Tecumseh Products Company Class A	*	712	16,668
Tennant Company		1,280	56,691
Terex Corporation	*	4,124	270,411
Timken Company		3,702	121,611
Toro Company		2,550	138,822
Trane, Inc.		7,063	329,913
TurboChef Technologies, Inc.	*†	993	16,384
Ultratech, Inc.	*	971	11,011
Varian Medical Systems, Inc.	*	5,512	287,506
Watsco, Inc.	†	553	20,328
Willis Lease Finance Corporation	*	1,234	15,474
WJ Communications, Inc.	*	1,509	1,117
Woodward Governor Company		1,224	83,171
WW Grainger, Inc.		3,286	287,591
			16,873,447
Home Construction, Furnishings & Appliances—0.6%
American Technology Corporation	*	3,686	9,326
Bassett Furniture Industries, Inc.		1,139	10,638
BE Aerospace, Inc.	*	2,393	126,590
Beazer Homes USA, Inc.	†	1,494	11,100
Brookfield Homes Corporation	†	1,218	19,244
Dominion Homes, Inc.	*†	650	241
DR Horton, Inc.	†	11,522	151,745
DTS, Inc.	*†	755	19,305
Ethan Allen Interiors, Inc.		1,551	44,203
Fossil, Inc.	*	3,154	132,405
Furniture Brands International, Inc.	†	2,341	23,550
Gemstar-TV Guide International, Inc.	*	16,221	77,212
Harman International Industries, Inc.		2,728	201,081
Helen of Troy Ltd.	*	1,333	22,848
Herman Miller, Inc.		3,155	102,190
HNI Corporation	†	2,512	88,071
Jarden Corporation	*†	2,055	48,519
Johnson Controls, Inc.		22,551	812,738
KB Home	†	3,248	70,157
Kimball International, Inc. Class B		1,500	20,550
Kinetic Concepts, Inc.	*	2,200	117,832
La-Z-Boy, Inc.	†	2,404	19,064
Leggett & Platt, Inc.		8,763	152,827

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Masco Corporation	15,650	$338,196
MDC Holdings, Inc.	1,091	40,509
Meritage Homes Corporation *†	1,300	18,941
Movado Group, Inc.	1,678	42,437
National Presto Industries, Inc.	535	28,173
Newell Rubbermaid, Inc.	11,388	294,721
NVR, Inc. *†	262	137,288
Palm Harbor Homes, Inc. *	1,181	12,460
Parkervision, Inc. *†	1,052	16,643
Pulte Homes, Inc.	8,898	93,785
Ryland Group, Inc.	1,852	51,023
Select Comfort Corporation *†	2,104	14,749
Standard-Pacific Corporation †	2,568	8,603
Steelcase, Inc. Class A	1,992	31,613
Tempur-Pedic International, Inc. †	1,346	34,956
Toll Brothers, Inc. *†	4,132	82,888
Virco Manufacturing Corporation	799	5,897
Walter Industries, Inc.	1,640	58,925
Whirlpool Corporation	2,980	243,257
		3,836,500
Household Products—0.4%
Apogee Enterprises, Inc.	1,250	21,387
Charles & Colvard Ltd. †	1,843	4,055
Ferro Corporation	1,818	37,687
Fortune Brands, Inc.	6,052	437,923
Gentex Corporation	6,594	117,175
Illinois Tool Works, Inc.	19,385	1,037,873
Kronos Worldwide, Inc.	1,131	19,736
Rohm & Haas Company	6,241	331,210
RPM, Inc.	4,832	98,090
Snap-On, Inc.	2,419	116,693
Valspar Corporation	3,724	83,939
		2,305,768
Industrial—Diversified—0.1%
Blyth, Inc.	1,839	40,348
Russ Berrie & Company, Inc. *	1,156	18,912
Tyco International Ltd. (Bermuda)	19,745	782,889
		842,149
Insurance—5.3%
ACE Ltd. (Cayman Islands)	13,100	809,318
Aflac, Inc.	19,543	1,223,978
Aetna, Inc.	21,283	1,228,668
Alfa Corporation	1,928	41,780
Alleghany Corporation *†	147	59,094
Allstate Corporation (The)	25,605	1,337,349
AMBAC Financial Group, Inc. †	4,045	104,240
American Equity Investment Life Holding Company	4,302	35,664
American Financial Group, Inc.	2,425	70,034
American Independence Corporation *	430	3,934
American International Group, Inc.	89,105	5,194,822
American National Insurance	945	114,572
American Physicians Capital, Inc.	1,290	53,483
Amerigroup Corporation *	1,950	71,077
AON Corporation	10,312	491,779
Arch Capital Group Ltd. (Bermuda) *	1,428	100,460
Argo Group International Holdings Ltd. (Bermuda) *	899	37,875
Arthur J. Gallagher & Company	3,230	78,134
Aspen Insurance Holdings Ltd. (Bermuda) †	3,512	101,286
Assurant, Inc.	4,146	$277,367
Axis Capital Holdings Ltd. (Bermuda)	5,691	221,778
Baldwin & Lyons, Inc. Class B	945	25,950
Brown & Brown, Inc.	5,036	118,346
Centene Corporation *	1,972	54,112
Cigna Corporation	12,861	691,022
Cincinnati Financial Corporation	6,788	268,398
CNA Financial Corporation	1,422	47,950
CNA Surety Corporation *	1,486	29,408
Commerce Group, Inc.	3,086	111,034
Conseco, Inc. *	6,600	82,896
Covanta Holding Corporation *	2,954	81,708
Crawford & Company Class B *	1,891	7,848
Delphi Financial Group, Inc. Class A	1,945	68,620
Donegal Group, Inc. Class B	758	13,833
EMC Insurance Group, Inc.	341	8,071
Employers Holdings, Inc.	2,770	46,287
Endurance Specialty Holdings Ltd. (Bermuda)	2,698	112,588
Erie Indemnity Company Class A	1,023	53,083
Everest Re Group Ltd. (Bermuda)	2,000	200,800
FBL Financial Group, Inc. Class A	1,275	44,026
Fidelity National Financial, Inc.	8,236	120,328
First American Corporation	3,159	107,785
Genworth Financial, Inc. Class A	15,900	404,655
Hanover Insurance Group (The), Inc.	2,346	107,447
Harleysville Group, Inc.	1,351	47,798
Hartford Financial Services Group, Inc.	12,039	1,049,680
HCC Insurance Holdings, Inc.	3,999	114,691
Health Net, Inc. *	4,879	235,656
HealthExtras, Inc. *	1,864	48,613
Healthspring, Inc. *	2,400	45,720
Hilb Rogal & Hobbs Company	1,604	65,074
Horace Mann Educators Corporation †	2,000	37,880
Humana, Inc. *	6,683	503,297
Independence Holding Company	961	12,157
Infinity Property & Casualty Corporation	810	29,265
Kansas City Life Insurance Company	902	39,318
Landamerica Financial Group, Inc.	845	28,265
Leucadia National Corporation	6,084	286,556
Lincoln National Corporation	10,899	634,540
Loews Corporation	18,378	925,149
MBIA, Inc. †	5,147	95,889
MGIC Investment Corporation †	4,084	91,604
Markel Corporation *	412	202,333
Marsh & McLennan Companies, Inc.	21,504	569,211
Mercury General Corporation	1,109	55,239
MetLife, Inc.	18,197	1,121,299
National Financial Partners Corporation †	1,495	68,187
Nationwide Financial Services Class A	2,414	108,654
Navigators Group, Inc. *	938	60,970
Odyssey Re Holdings Corporation	505	18,539
Old Republic International Corporation	9,191	141,633
PMI Group, Inc. (The) †	3,929	52,177
PartnerRe Ltd. (Bermuda) †	2,300	189,819
Philadelphia Consolidated Holding Corporation *	2,562	100,815
Phoenix Companies, Inc. (The)	4,217	50,056
Platinum Underwriters Holdings Ltd. (Bermuda)	2,734	97,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
PMA Capital Corporation Class A *	1,826	$15,010
Presidential Life Corporation	1,144	20,031
ProAssurance Corporation *†	1,647	90,453
Progressive Corporation (The)	28,252	541,308
Protective Life Corporation	3,130	128,393
Prudential Financial, Inc.	18,979	1,765,806
Radian Group, Inc.	3,844	44,898
Reinsurance Group of America, Inc.	1,440	75,571
RenaissanceRe Holdings Ltd. (Bermuda)	2,900	174,696
RLI Corporation	1,164	66,104
Safeco Corporation	4,453	247,943
Safety Insurance Group, Inc.	850	31,127
Scottish Re Group Ltd. *	2,910	2,110
Security Capital Assurance Ltd. (Bermuda) †	2,963	11,526
Selective Insurance Group	2,122	48,785
Stancorp Financial Group, Inc.	2,460	123,935
State Auto Financial Corporation	488	12,834
Stewart Information Services Corporation	1,239	32,326
The Chubb Corporation	16,343	892,001
Torchmark Corporation	3,778	228,682
Tower Group, Inc.	1,736	57,982
Transatlantic Holdings, Inc.	1,167	84,806
Travelers Cos., Inc. (The)	27,939	1,503,118
Triad Guaranty, Inc. *†	692	6,782
United American Healthcare Corporation *†	4,251	10,883
United Fire & Casualty Company	1,250	36,362
UnitedHealth Group, Inc.	52,588	3,060,622
Unitrin, Inc.	1,906	91,469
Universal American Corp. *	1,812	46,369
UnumProvident Corporation	13,588	323,259
WellCare Health Plans, Inc. *†	1,500	63,615
WellPoint, Inc. *	24,176	2,120,960
Wesco Financial Corporation	187	76,109
White Mountains Insurance Group Ltd.	300	154,215
WR Berkley Corporation	7,560	225,364
XL Capital Ltd. Class A (Cayman Islands)	7,300	367,263
Zenith National Insurance Corporation	1,498	67,006
		34,439,915
Lodging—0.4%
Ameristar Casinos, Inc.	300	8,262
Boyd Gaming Corporation	2,619	89,229
Choice Hotels International, Inc.	1,616	53,651
Empire Resorts, Inc. *†	582	1,985
International Leisure Hosts Ltd. *	1,200	7,050
Isle of Capri Casinos, Inc. *	1,250	17,213
Las Vegas Sands Corporation *†	4,070	419,414
MGM MIRAGE *	5,184	435,560
Marcus Corporation	1,505	23,252
Marriott International, Inc. Class A	13,654	466,694
Morgans Hotel Group Company *	2,300	44,344
Orient-Express Hotels Ltd. Class A (Bermuda)	1,577	90,709
Starwood Hotels & Resorts Worldwide, Inc.	8,391	369,456
Trump Entertainment Resorts, Inc. *†	1,600	6,880
Vail Resorts, Inc. *†	1,491	$80,231
Wyndham Worldwide Corporation	8,848	208,459
Wynn Resorts Ltd.	2,554	286,380
		2,608,769
Media—Broadcasting & Publishing—1.6%
4Kids Entertainment, Inc. *	605	7,956
Acme Communications, Inc.	1,200	3,276
American Greetings Corporation Class A	2,760	56,028
Beasley Broadcasting Group, Inc. Class A	1,150	5,980
Belo Corporation Class A	4,721	82,334
Cablevision Systems Corporation Class A *	9,044	221,578
CBS Corporation Class B	26,582	724,360
Charter Communications, Inc. Class A *†	11,237	13,147
Citadel Broadcasting Corporation †	6,896	14,206
Clear Channel Communications, Inc.	18,523	639,414
Comcast Corporation Class A *	116,370	2,124,916
COX Radio, Inc. Class A *	1,752	21,287
Crown Media Holdings, Inc. *†	5,899	38,344
Cumulus Media, Inc. Class A *†	2,174	17,479
DIRECTV Group (The), Inc. *	33,457	773,526
EchoStar Communications Corporation Class A *	9,386	354,040
Emmis Communications Corporation Class A *†	1,175	4,524
Entercom Communications Corporation	2,183	29,885
Entravision Communications Corporation Class A *	2,852	22,331
EW Scripps Company Class A	3,612	162,576
Gannett Company, Inc.	9,201	358,839
Gray Television, Inc.	1,838	14,741
Handleman Company *	1,657	2,833
Harte-Hanks, Inc.	3,119	53,959
Hearst-Argyle Television, Inc.	2,184	48,288
IAC/InterActiveCorp *	9,431	253,883
Idearc, Inc.	5,663	99,442
John Wiley & Sons Class A	2,491	106,690
Journal Communications, Inc. Class A	3,900	34,866
Journal Register Company †	1,817	3,198
Lee Enterprises, Inc.	1,973	28,904
Liberty Global, Inc. *	126	4,610
Liberty Global, Inc. Class A *	15,937	624,571
Liberty Media Corporation Interactive Class A *†	27,258	520,083
Liberty Media Holdings Corporation Capital Class A *	5,451	634,987
LIN TV Corporation Class A *	1,419	17,269
Lodgenet Entertainment Corporation *	1,250	21,800
McClatchy Company Class A †	2,444	30,599
McGraw-Hill Companies, Inc. (The)	14,260	624,731
Media General, Inc. Class A	952	20,230
Mediacom Communications Corporation *†	3,433	15,757
Meredith Corporation	2,083	114,523
New York Times Company Class A †	5,682	99,605
Playboy Enterprises, Inc. Class B *	1,251	11,409
PRIMEDIA, Inc.	1,475	12,538
Radio One, Inc. Class A *	4,327	10,082

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Radio Unica Communications Corporation	*‡d	1,900	$—
Regent Communications, Inc.	*	1,600	2,464
RH Donnelley Corporation	*†	2,471	90,142
Salem Communications Corporation Class A		850	5,602
Scholastic Corporation	*†	1,845	64,372
Sinclair Broadcast Group, Inc. Class A	†	2,049	16,822
Spanish Broadcasting System, Inc. Class A	*	1,300	2,405
Sun-Times Media Group, Inc. Class A	*	3,613	7,949
Time Warner Cable, Inc. Class A	*	4,450	122,820
Tivo, Inc.	*†	2,696	22,485
Viacom, Inc. Class B	*	25,894	1,137,264
Washington Post Company Class B		258	204,189
Young Broadcasting, Inc. Class A	*	831	873
			10,763,011
Medical Supplies—3.6%
Abaxis, Inc.	*	749	26,859
Abiomed, Inc.	*†	886	13,768
Advanced Medical Optics, Inc.	*†	2,304	56,517
Align Technology, Inc.	*†	2,449	40,849
Allergan, Inc.		11,928	766,255
American Medical Systems Holdings, Inc.	*†	3,000	43,380
Applera Corporation—Applied Biosystems Group		6,991	237,135
ArthoCare Corporation	*†	851	40,891
Avigen, Inc.	*	1,009	4,288
Axsys Technologies, Inc.	*	883	32,362
Baxter International, Inc.		25,124	1,458,448
Beckman Coulter, Inc.		2,512	182,874
Becton Dickinson & Company		8,917	745,283
Bioject Medical Technologies, Inc.	*	4,490	2,380
Biolase Technology, Inc.	*	765	1,805
Bio-Rad Laboratories, Inc. Class A	*	88	9,119
Boston Scientific Corporation	*	53,540	622,670
Bruker BioSciences Corporation	*	1,667	22,171
Cepheid, Inc.	*†	6,129	161,499
Cerus Corporation	*	1,010	6,575
Chindex International, Inc.	*	548	18,922
Clarient, Inc.	*	3,308	6,682
Coherent, Inc.	*	1,348	33,794
Conceptus, Inc.	*	1,047	20,144
Conmed Corporation	*	1,362	31,476
Cooper Companies, Inc.		1,627	61,826
Covidien Ltd. (Bermuda)		19,745	874,506
CR Bard, Inc.		3,904	370,099
Cyberonics, Inc.	*	956	12,581
Datascope Corporation		556	20,238
Dentsply International, Inc.		5,668	255,173
EP Medsystems, Inc.	*	5,240	10,899
ev3, Inc.	*†	785	9,977
Excel Technology, Inc.	*	562	15,230
Faro Technologies, Inc.	*	453	12,313
FEI Company	*†	1,368	33,967
Haemonetics Corporation	*†	1,157	72,914
Hanger Orthopedic Group, Inc.	*	1,083	11,924
HealthTronics Surgical Services, Inc.	*	2,529	11,608
Hillenbrand Industries, Inc.		2,596	144,675
Hologic, Inc.	*†	4,896	336,061
ICU Medical, Inc.	*	605	$21,786
II-VI, Inc.	*	682	20,835
Illumina, Inc.	*†	1,626	96,357
Integra LifeSciences Holdings Corporation	*†	1,190	49,897
Intest Corporation	*	950	2,109
Intuitive Surgical, Inc.	*	1,610	522,445
Invacare Corporation		1,333	33,592
ION Geophysical Corporation	*	2,427	38,298
Johnson & Johnson		116,267	7,755,009
KLA-Tencor Corporation		7,679	369,821
Kensey Nash Corporation	*	866	25,911
Kopin Corporation	*	2,431	7,682
L-1 Identity Solutions, Inc.	*†	1,637	29,384
Meade Instruments Corporation	*	1,640	2,034
Mechanical Technology, Inc.	*	957	718
Medtronic, Inc.		45,099	2,267,127
Mentor Corporation	†	1,961	76,675
Merit Medical Systems, Inc.	*	2,519	35,014
Mesa Laboratories, Inc.		1,200	30,390
Mettler-Toledo International, Inc.	*	700	79,660
Millipore Corporation	*	2,026	148,263
Nanogen, Inc.	*	950	342
Newport Corporation	*†	1,614	20,643
NuVasive, Inc.	*†	2,111	83,427
Nyer Medical Group, Inc.	*	2,532	4,127
Orthologic Corporation	*	1,516	2,047
Osteotech, Inc.	*	1,498	11,714
Owens & Minor, Inc.		1,623	68,864
OYO Geospace Corporation	*	550	41,448
PSS World Medical, Inc.	*	3,574	69,943
Palomar Medical Technologies, Inc.	*	1,116	17,097
Patterson Cos., Inc.	*	5,546	188,287
PerkinElmer, Inc.		5,266	137,021
Q-Med, Inc.	*	1,634	253
Resmed, Inc.	*†	3,034	159,376
Respironics, Inc.	*	3,060	200,369
Rofin-Sinar Technologies, Inc.	*	2,200	105,842
Somanetics Corporation	*	1,352	31,975
SonoSite, Inc.	*	1,264	42,559
Spectranetics Corporation	*	1,045	16,020
St. Jude Medical, Inc.	*	13,638	554,248
Staar Surgical Company	*	848	2,239
Steris Corporation		2,777	80,089
Stryker Corporation		10,806	807,424
Synovis Life Technologies, Inc.	*	346	6,764
Techne Corporation	*	1,736	114,663
Theragenics Corporation	*	1,492	5,341
Thermo Fisher Scientific, Inc.	*	15,692	905,115
Thoratec Corporation	*†	2,306	41,946
Urologix, Inc.	*	1,050	1,218
Varian, Inc.	*	1,502	98,081
Ventana Medical Systems, Inc.	*†	1,416	123,518
Vital Signs, Inc.		634	32,410
Vivus, Inc.	*†	1,400	7,252
Waters Corporation	*	5,040	398,513
Wright Medical Group, Inc.	*	1,309	38,184
Young Innovations, Inc.		677	16,187
Zimmer Holdings, Inc.	*	9,576	633,452
Zoll Medical Corporation	*	850	22,712
Zygo Corporation	*	967	12,049
			23,555,903
Metals—1.4%
AK Steel Holding Corporation	*	5,009	231,616
Alcoa, Inc.		35,208	1,286,852
Allegheny Technologies, Inc.		3,350	289,440

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
	Ameron International Corporation	542	$49,945
	Aptargroup, Inc.	3,130	128,048
Brush Engineered Materials, Inc.	*	1,122	41,738
	Carpenter Technology Corporation	1,882	141,470
Century Aluminum Company	*	865	46,658
	Circor International, Inc.	711	32,962
	Cleveland-Cliffs, Inc.	2,036	205,229
	Commercial Metals Company	4,080	119,748
Commscope, Inc.	*†	2,813	138,434
	Corning, Inc.	60,152	1,443,046
Couer d’Alene Mines Corporation	*†	8,276	40,883
	Crane Company	2,467	105,834
Encore Wire Corporation	†	1,400	22,288
General Cable Corporation	*	1,382	101,273
	Gibraltar Industries, Inc.	1,188	18,319
Griffon Corporation	*	1,288	16,036
Hecla Mining Company	*	4,124	38,559
	Hubbell, Inc. Class B	2,078	107,225
Ladish Company, Inc.	*	900	38,871
Matthews International Corporation Class A	†	1,052	49,307
MAXXAM, Inc.	*	856	24,011
	Mueller Industries, Inc.	1,592	46,152
Mueller Water Products, Inc. Class A	†	3,000	28,560
NCI Building Systems, Inc.	*†	1,232	35,469
	Newmont Mining Corporation	16,091	785,724
	Nucor Corporation	10,996	651,183
Optical Cable Corporation	*	240	958
	Precision Castparts Corporation	5,136	712,363
	Quanex Corporation	1,671	86,725
	Reliance Steel & Aluminum Company	2,966	160,757
Royal Gold, Inc.	†	1,153	35,190
RTI International Metals, Inc.	*	1,363	93,952
	Schnitzer Steel Industries, Inc. Class A	693	47,907
	Shiloh Industries, Inc.	1,441	14,194
Simpson Manufacturing Company, Inc.	†	2,084	55,414
Southern Copper Corporation	†	2,900	304,877
	Steel Dynamics, Inc.	4,040	240,663
Stillwater Mining Company	*	3,727	36,003
Sturm, Ruger & Company, Inc.	*	3,296	27,291
Superior Essex, Inc.	*	1,617	38,808
Superior Telecom, Inc.	*‡d	2,013	—
Taser International, Inc.	*†	2,292	32,982
	Texas Industries, Inc.	1,116	78,232
Titanium Metals Corporation	†	5,344	141,349
	Tredegar Corporation	1,606	25,824
	United States Steel Corporation	4,607	557,032
	Valmont Industries, Inc.	1,162	103,557
	Watts Water Technologies, Inc. Class A	1,225	36,505
Worthington Industries, Inc.	†	3,575	63,921
			9,159,384
Mining—0.2%
	Freeport-McMoran Copper & Gold, Inc.	14,811	1,517,239
Oil & Gas—11.4%
	Adams Resources & Energy, Inc.	1,462	37,573
	AGL Resources, Inc.	2,166	81,528
	Anadarko Petroleum Corporation	17,797	1,169,085
	Apache Corporation	12,742	1,370,275
	Apco Argentina, Inc. (Cayman Islands)	2,488	$68,470
	Ashland, Inc.	2,848	135,081
	Atlas America, Inc.	1,719	101,730
	Atmos Energy Corporation	2,732	76,605
ATP Oil & Gas Corporation	*	685	34,620
Atwood Oceanics, Inc.	*†	1,662	166,599
	Baker Hughes, Inc.	13,494	1,094,363
Basic Energy Services, Inc.	*†	1,600	35,120
	Berry Petroleum Company Class A	1,202	53,429
	BJ Services Company	11,495	278,869
Blue Dolphin Energy Company	*†	3,650	5,658
BP Prudhoe Bay Royalty Trust	†	1,105	88,621
Buckeye Partners, LP	†	1,400	69,174
	Cabot Oil & Gas Corporation	4,548	183,603
Callon Petroleum Company	*	779	12,815
Carrizo Oil & Gas, Inc.	*	1,800	98,550
	Chesapeake Energy Corporation	15,920	624,064
	Chesapeake Utilities Corporation	949	30,226
	Chevron Corporation	85,915	8,018,447
	Cimarex Energy Company	2,681	114,023
Clayton Williams Energy, Inc.	*	550	17,138
CNX Gas Corporation	*†	1,100	35,145
Complete Production Services, Inc.	*	1,200	21,564
	ConocoPhillips	60,725	5,362,018
Copano Energy LLC	†	2,400	87,240
	Cross Timbers Royalty Trust	575	23,719
	Crosstex Energy, Inc.	2,100	78,204
Dawson Geophysical Company	*	1,200	85,752
	Delta Natural Gas Company, Inc.	380	9,595
Delta Petroleum Corporation	*†	2,709	51,065
Denbury Resources, Inc.	*	8,932	265,727
	Devon Energy Corporation	16,306	1,449,766
Diamond Offshore Drilling, Inc.	†	2,694	382,548
	Dorchester Minerals, LP	2,200	44,286
	EOG Resources, Inc.	9,358	835,202
	El Paso Corporation	25,233	435,017
Electro-Sensors, Inc.	*	2,581	15,176
	Enbridge Energy Partners, LP	1,775	89,709
Encore Acquisition Company	*†	2,062	68,809
	Energen Corporation	2,644	169,824
Energy Partners Ltd.	*	1,667	19,687
	Energy Transfer Equity, LP	4,960	174,741
	Energy Transfer Partners, LP	2,777	149,625
	ENSCO International, Inc.	5,990	357,124
Enterprise Products Partners, LP	†	8,400	267,792
Equitable Resources, Inc.	†	5,624	299,647
EXCO Resources, Inc.	*	4,100	63,468
Exterran Holdings, Inc.	*	2,465	201,637
	Exxon Mobil Corporation	217,805	20,406,150
Forest Oil Corporation	*	3,820	194,209
	Frontier Oil Corporation	4,576	185,694
FX Energy, Inc.	*	3,496	19,857
Global Industries Ltd.	*	2,539	54,385
Grey Wolf, Inc.	*†	5,192	27,673
	Halliburton Company	38,615	1,463,895
Headwaters, Inc.	*†	2,095	24,595
Helix Energy Solutions Group, Inc.	*	3,853	159,900
	Helmerich & Payne, Inc.	3,926	157,315
Hercules Offshore, Inc.	*†	5,226	124,274
	Hess Corporation	10,726	1,081,824
	Holly Corporation	1,972	100,355
	Hugoton Royalty Trust	1,669	37,436
Key Energy Services, Inc.	*	5,220	75,116
	Kinder Morgan Energy Partners, LP	5,150	278,049

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Kinder Morgan Management LLC	*	1,991	$105,404
Laclede Group, Inc. (The)		1,025	35,096
Macquarie Infrastructure Company LLC		2,000	81,060
Magellan Midstream Partners	†	2,000	86,720
Marathon Oil Corporation		28,613	1,741,387
Mariner Energy, Inc.	*	3,261	74,612
Markwest Energy Partners, LP	†	2,200	74,316
Markwest Hydrocarbon, Inc.		1,182	74,052
McMoRan Exploration Company	*†	1,059	13,862
MDU Resources Group, Inc.		7,657	211,410
Meridian Resource Corporation	*	2,950	5,340
Murphy Oil Corporation		7,770	659,207
Nabors Industries Ltd.	*	12,168	333,282
National Fuel Gas Company		4,022	187,747
New Jersey Resources Corporation		1,121	56,072
Newfield Exploration Company	*	5,246	276,464
Newpark Resources, Inc.	*	3,484	18,988
Nicor, Inc.	†	1,828	77,416
Noble Corporation (Cayman Islands)		11,104	627,487
Noble Energy, Inc.		6,772	538,509
Northwest Natural Gas Company		1,183	57,565
NuStar Energy, LP		1,500	79,950
Occidental Petroleum Corporation		33,243	2,559,379
Oceaneering International, Inc.	*	2,232	150,325
ONEOK Partners, LP	†	1,650	101,063
Oneok, Inc.		3,908	174,961
Parallel Petroleum Corporation	*	2,700	47,601
Parker Drilling Company	*	3,755	28,350
Patterson-UTI Energy, Inc.		6,712	131,018
Penn Virginia Corporation		600	26,178
Petrohawk Energy Corporation	*†	10,735	185,823
Petroleum Development Corporation	*	1,250	73,913
Piedmont Natural Gas Company	†	2,740	71,678
Pioneer Drilling Company	*	2,700	32,076
Pioneer Natural Resources Company	†	5,801	283,321
Plains All American Pipeline, LP	†	3,917	203,684
Plains Exploration & Production Company	*	5,593	302,022
Pride International, Inc.	*	5,416	183,602
Questar Corporation		7,412	400,989
Quicksilver Resources, Inc.	*†	1,980	117,988
Range Resources Corporation		4,350	223,416
Resource America, Inc. Class A		1,287	18,880
Rosetta Resources, Inc.	*	3,400	67,422
Rowan Companies., Inc.		3,918	154,604
SandRidge Energy, Inc.	*†	1,130	40,522
Schlumberger Ltd. (Netherland Antilles)		46,040	4,528,955
SEACOR Holdings, Inc.	*	983	91,163
South Jersey Industries, Inc.		2,014	72,685
Southern Union Company		3,367	98,855
Southwest Gas Corporation		1,252	37,272
Southwestern Energy Company	*	6,072	338,332
Spectra Energy Corp.		23,691	611,702
St. Mary Land & Exploration Company		2,262	87,336
Stone Energy Corporation	*	1,208	56,667
Sunoco Logistics Partners, LP		950	47,700
Sunoco, Inc.		5,812	421,021
Superior Energy Services, Inc.	*	2,900	99,818
Swift Energy Company	*	1,142	50,374
Syntroleum Corporation	*	1,246	1,047
TC Pipelines, LP		1,100	39,820
Teppco Partners, LP		2,500	$95,825
Tesoro Corporation		6,846	326,554
Tetra Technologies, Inc.	*	2,352	36,621
Tidewater, Inc.		2,430	133,310
Transocean, Inc. (Cayman Islands)		12,519	1,792,095
TXCO Resources, Inc.	*	5,411	65,257
UGI Corporation		2,720	74,120
Ultra Petroleum Corporation	*	6,082	434,863
Unit Corporation	*	1,702	78,718
VAALCO Energy, Inc.	*	3,800	17,670
Valero Energy Corporation		23,922	1,675,258
Vectren Corporation		3,706	107,511
Warren Resources, Inc.	*	3,600	50,868
Wd-40 Company		949	36,034
Weatherford International Ltd. (Bermuda)	*	13,510	926,786
Western Refining, Inc.	†	2,500	60,525
WGL Holdings, Inc.		2,315	75,839
W-H Energy Services, Inc.	*	1,377	77,401
Whiting Petroleum Corporation	*	1,242	71,614
Williams Companies, Inc.		24,207	866,126
Williams Partners, LP		1,275	49,980
XTO Energy, Inc.		18,775	964,284
			74,995,247
Pharmaceuticals—6.2%
Aastrom Biosciences, Inc.	*	3,289	1,710
Abbott Laboratories		60,081	3,373,548
Abraxis BioScience, Inc.	*†	439	30,190
Accelrys, Inc.	*	1,145	8,622
Adams Respiratory Therapeutics, Inc.	*†	2,571	153,592
Adolor Corporation	*	1,927	8,864
Affymetrix, Inc.	*†	2,525	58,429
Albany Molecular Research, Inc.	*	1,371	19,715
Alexion Pharmaceuticals, Inc.	*	1,108	83,133
Alfacell Corporation	*†	4,295	7,387
Alkermes, Inc.	*	3,579	55,797
Allscripts Healthcare Solutions, Inc.	*†	2,300	44,666
Alnylam Pharmaceuticals, Inc.	*†	2,390	69,501
Alpharma, Inc. Class A	*	2,463	49,629
Alseres Pharmaceuticals, Inc.	*	724	2,158
Altus Pharmaceuticals, Inc.	*	1,600	8,288
AMAG Pharmaceuticals, Inc.	*	834	50,148
AmerisourceBergen Corporation		8,488	380,857
Amgen, Inc.	*	46,060	2,139,026
Amylin Pharmaceuticals, Inc.	*†	3,885	143,745
Antigenics, Inc.	*†	1,707	3,482
APP Pharmaceuticals, Inc.	*	1,756	18,034
Applera Corporation-Celera Group	*	3,028	48,054
Arena Pharmaceuticals, Inc.	*†	1,439	11,267
Ariad Pharmaceuticals, Inc.	*	1,662	7,064
ArQule, Inc.	*	864	5,011
Array BioPharma, Inc.	*	4,333	36,484
Atherogenics, Inc.	*	1,603	609
AVANIR Pharmaceuticals Class A	*	1,500	1,890
Avant Immunotherapeutics, Inc.	*	5,150	2,524
AVI BioPharma, Inc.	*	2,400	3,384
Barr Pharmaceuticals, Inc.	*	4,174	221,639
Bentley Pharmaceuticals, Inc.	*†	711	10,729
Biogen Idec, Inc.	*	13,260	754,759
BioMarin Pharmaceuticals, Inc.	*†	2,400	84,960
BioScrip, Inc.	*	1,095	8,464
Bradley Pharmaceuticals, Inc.	*	591	11,643
Bristol-Myers Squibb Company		80,248	2,128,177
Cambrex Corporation		1,258	10,542

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Cardinal Health, Inc.		16,253	$938,611
Celgene Corporation	*	13,412	619,769
Cell Genesys, Inc.	*	1,642	3,777
Cell Therapeutics, Inc.	*†	347	652
Cephalon, Inc.	*†	2,347	168,421
Charles River Laboratories International, Inc.	*	2,755	181,279
Collagenex Pharmaceuticals, Inc.	*	1,558	14,879
Columbia Laboratories, Inc.	*	1,819	4,129
Cubist Pharmaceuticals, Inc.	*	1,762	36,139
CuraGen Corporation	*	1,768	1,627
CV Therapeutics, Inc.	*†	1,424	12,887
Cypress Bioscience, Inc.	*	1,560	17,207
Cytogen Corporation	*	755	393
CytRx Corporation	*†	4,200	11,928
DataTRAK International, Inc.	*	3,924	6,278
Dendreon Corporation	*†	1,879	11,687
Discovery Laboratories, Inc.	*	2,566	5,517
Durect Corporation	*	1,900	12,217
Eli Lilly & Company		37,735	2,014,672
Emisphere Technologies, Inc.	*	772	2,108
Encysive Pharmaceuticals, Inc.	*	2,128	1,809
Endo Pharmaceuticals Holdings, Inc.	*	2,935	78,276
EntreMed, Inc.	*	1,390	1,668
EpiCept Corporation	*	751	954
EPIX Pharmaceuticals, Inc.	*	640	2,522
Exact Sciences Corporation	*	1,250	4,025
Exelixis, Inc.	*	2,695	23,258
Forest Laboratories, Inc.	*	12,889	469,804
Genaera Corporation	*	797	1,594
Gene Logic, Inc.	*	950	779
Genelabs Technologies	*	721	894
Genentech, Inc.	*	18,069	1,211,888
Gen-Probe, Inc.	*	1,849	116,358
Genzyme Corporation	*	10,181	757,874
Geron Corporation	*†	1,370	7,782
Gilead Sciences, Inc.	*	34,820	1,602,068
GTC Biotherapeutics, Inc.	*	3,988	3,490
GTx, Inc.	*	200	2,870
Halozyme Therapeutics, Inc.	*	6,362	45,234
Hemispherx Biopharma, Inc.	*†	920	727
Henry Schein, Inc.	*†	3,652	224,233
Heska Corporation	*	4,462	8,165
Hi-Tech Pharmacal Company, Inc.	*†	862	8,370
Hollis-Eden Pharmaceuticals	*	954	1,498
Hospira, Inc.	*	6,367	271,489
Human Genome Sciences, Inc.	*†	5,277	55,092
Idexx Laboratories, Inc.	*	3,136	183,864
ImClone Systems, Inc.	*	3,034	130,462
Immtech Pharmaceuticals, Inc.	*†	681	2,349
Immucor, Inc.	*	1,828	62,134
ImmunoGen, Inc.	*	1,323	5,490
Incyte Corporation	*†	3,102	31,175
Indevus Pharmaceuticals, Inc.	*†	5,716	39,726
Inspire Pharmaceuticals, Inc.	*	1,369	8,187
InterMune, Inc.	*†	1,586	21,141
Inverness Medical Innovations, Inc.	*†	880	49,438
Invitrogen Corporation	*	2,122	198,216
Isis Pharmaceuticals, Inc.	*†	2,216	34,902
Keryx Biopharmaceuticals, Inc.	*	5,221	43,856
King Pharmaceuticals, Inc.	*	10,009	102,492
Kosan Biosciences, Inc.	*	2,000	7,200
KV Pharmaceutical Company Class A	*†	2,179	$62,189
Lexicon Pharmaceuticals, Inc.	*	2,343	7,099
LifeCell Corporation	*	1,119	48,240
Ligand Pharmaceuticals, Inc. Class B		4,556	22,005
Luminex Corporation	*†	1,070	17,377
MannKind Corporation	*†	4,492	35,756
Martek Biosciences Corporation	*†	1,148	33,958
Maxygen, Inc.	*	1,231	9,885
McKesson Corporation		11,391	746,224
Medarex, Inc.	*†	3,092	32,219
Medco Health Solutions, Inc.	*	11,402	1,156,163
Medicines Company	*	2,018	38,665
Medicis Pharmaceutical Corporation Class A	†	2,422	62,899
Medifast, Inc.	*	734	3,560
Merck & Company, Inc.		86,025	4,998,913
Meridian Bioscience, Inc.		1,158	34,833
MGI Pharma, Inc.	*	2,665	108,012
Millennium Pharmaceuticals, Inc.	*	12,456	186,591
Monogram Biosciences, Inc.	*	2,414	3,500
Mylan Laboratories	†	8,108	113,998
Myriad Genetics, Inc.	*	1,210	56,168
Nabi Biopharmaceuticals	*	1,995	7,202
Nastech Pharmaceutical Company, Inc.	*†	1,500	5,700
NBTY, Inc.	*	2,664	72,994
Nektar Therapeutics	*†	2,368	15,889
NeoPharm, Inc.	*	964	559
Neose Technologies, Inc.	*	704	753
Neurobiological Technologies, Inc.	*	448	1,380
Neurocrine Biosciences, Inc.	*	1,479	6,715
Neurogen Corporation	*	1,872	6,458
Novavax, Inc.	*	1,550	5,162
Noven Pharmaceuticals, Inc.	*	1,350	18,738
NPS Pharmaceuticals, Inc.	*	1,660	6,358
Nu Skin Enterprises, Inc. Class A		3,018	49,586
Nuvelo, Inc.	*	1,150	2,105
Omnicare, Inc.	†	4,277	97,558
Onyx Pharmaceuticals, Inc.	*†	1,214	67,523
OraSure Technologies, Inc.	*	1,687	14,997
OSI Pharmaceuticals, Inc.	*	2,729	132,384
Pain Therapeutics, Inc.	*†	1,318	13,971
Palatin Technologies, Inc.	*	2,104	421
Par Pharmaceutical Companies, Inc.	*	1,362	32,688
Parexel International Corporation	*	1,153	55,690
PDL BioPharma, Inc.	*	3,841	67,294
Penwest Pharmaceuticals Company	*	930	5,441
Peregrine Pharmaceuticals, Inc.	*	9,115	3,373
Perrigo Company		2,922	102,299
Pfizer, Inc.		279,604	6,355,399
Pharmaceutical Product Development, Inc.		4,736	191,192
Pharmacopeia, Inc.	*	572	2,728
Pharmacyclics, Inc.	*	1,700	2,465
PharmaNet Development Group, Inc.	*	576	22,585
PharMerica Corporation	*†	1,365	18,946
Pharmion Corporation	*†	2,212	139,046
Poniard Pharmaceuticals, Inc.	*	396	1,746
Pozen, Inc.	*†	1,014	12,168
Progenics Pharmeceuticals, Inc.	*	793	14,330
Quest Diagnostics, Inc.		6,828	361,201
Ramtron International Corporation	*	1,920	8,256
Regeneration Technologies, Inc.	*	807	7,005

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Regeneron Pharmaceuticals, Inc.	*	2,632	$63,563
Rentech, Inc.	*	7,800	14,118
Salix Pharmaceuticals Ltd.	*†	2,346	18,486
Savient Pharmaceuticals, Inc.	*	1,389	31,905
Schering-Plough Corporation		57,447	1,530,388
Sciclone Pharmaceuticals, Inc.	*	1,700	3,502
Sciele Pharma, Inc.	*	1,613	32,986
Sepracor, Inc.	*	4,575	120,094
Sequenom, Inc.	*	614	5,864
SIGA Technologies, Inc.	*	4,649	14,319
Sigma Aldrich Corporation		4,956	270,598
SuperGen, Inc.	*	1,338	4,884
Symyx Technologies, Inc.	*	1,374	10,552
Targeted Genetics Corporation	*†	626	964
Telik, Inc.	*†	1,748	6,066
Third Wave Technologies, Inc.	*	1,227	11,841
Titan Pharmaceuticals, Inc.	*	1,743	2,928
TorreyPines Therapeutics, Inc.	*	347	793
Trimeris, Inc.	*†	1,214	8,474
United Therapeutics Corporation	*†	914	89,252
USANA Health Sciences, Inc.	*†	593	21,988
Valeant Pharmaceuticals International	*	3,473	41,572
Vanda Pharmaceuticals, Inc.	*†	2,507	17,248
Verenium Corporation	*†	1,790	8,932
Vermillion, Inc.	*	1,500	1,200
Vertex Pharmaceuticals, Inc.	*	3,255	75,614
Vion Pharmaceuticals, Inc.	*	4,504	2,482
Viropharma, Inc.	*	4,061	32,244
Watson Pharmaceuticals, Inc.	*	4,480	121,587
Wyeth		52,091	2,301,901
XenoPort, Inc.	*	2,399	134,056
XOMA Ltd.	*	4,976	16,869
Zymogenetics, Inc.	*†	2,343	27,343
			40,698,423
Public Administration—0.0%
Corrections Corporation of America	*	5,700	168,207
Geo Group, Inc. (The)	*	2,456	68,768
			236,975
Real Estate—1.9%
Acadia Realty Trust REIT		1,318	33,754
Agree Realty Corporation REIT		814	24,501
Alesco Financial, Inc. REIT	†	4,213	13,819
Alexander’s, Inc. REIT	*	161	56,873
Alexandria Real Estate Equities, Inc. REIT		802	81,539
AMB Property Corporation REIT		3,649	210,036
American Campus Communities, Inc. REIT		1,699	45,618
American Financial Realty Trust REIT		5,234	41,977
American Land Lease, Inc. REIT		1,828	36,249
American Mortgage Acceptance Corporation REIT		1,842	2,008
Annaly Capital Management, Inc.		13,341	242,539
Anthracite Capital, Inc. REIT		1,100	7,964
Anworth Mortgage Asset Corporation REIT	†	834	6,889
Apartment Investment & Management Company REIT Class A	†	3,910	135,794
Arizona Land Income Corporation REIT Class A		1,050	6,090
Ashford Hospitality Trust, Inc. REIT		4,200	$30,198
AvalonBay Communities, Inc. REIT	†	3,116	293,340
BioMed Realty Trust, Inc. REIT		1,400	32,438
Boston Properties, Inc. REIT	†	4,700	431,507
Brandywine Realty Trust REIT	†	2,965	53,162
BRE Properties Class A	†	2,433	98,609
Brookfield Properties Company (Canada)	†	7,509	144,548
BRT Realty Trust REIT	†	355	5,432
California Coastal Communities, Inc.	*	267	1,570
Camden Property Trust REIT		2,732	131,546
Capital Alliance Income Trust Ltd. REIT	*	799	3,236
Capital Trust Class A	†	523	16,030
CapitalSource, Inc.	†	4,975	87,510
Capstead Mortgage Corporation REIT		2,400	31,656
CB Richard Ellis Group, Inc. Class A	*†	6,900	148,695
CBL & Associates Properties, Inc. REIT		2,548	60,923
Cedar Shopping Centers, Inc. REIT		583	5,964
Colonial Properties Trust REIT	†	1,962	44,400
Corporate Office Properties Trust SBI MD REIT		1,904	59,976
Cousins Properties, Inc. REIT	†	2,338	51,670
Crystal River Capital, Inc. REIT	†	2,219	32,042
Deerfield Capital Corp. REIT	†	3,120	24,960
Developers Diversified Realty Corporation REIT		4,733	181,227
DiamondRock Hospitality Company REIT	†	3,930	58,871
Digital Realty Trust, Inc. REIT	†	2,000	76,740
Douglas Emmett, Inc. REIT		1,293	29,235
Duke Realty Corporation REIT		5,609	146,283
Eastgroup Properties, Inc. REIT		1,538	64,365
Entertainment Properties Trust REIT		749	35,203
Equity Lifestyle Properties, Inc. REIT		1,140	52,064
Equity One, Inc. REIT	†	2,619	60,316
Equity Residential REIT		11,429	416,816
Essex Property Trust, Inc. REIT		807	78,674
Extra Space Storage, Inc. REIT		3,500	50,015
Federal Realty Investment Trust REIT	†	1,810	148,692
FelCor Lodging Trust, Inc. REIT		3,135	48,875
First Industrial Realty Trust, Inc. REIT	†	1,599	55,325
First Potomac Realty Trust REIT		1,628	28,148
Forest City Enterprises, Inc. Class A		2,608	115,900
Forestar Real Estate Group		1,502	35,432
Franklin Street Properties Corporation REIT		2,200	32,560
Friedman Billings Ramsey Group, Inc. Class A		6,080	19,091
General Growth Properties, Inc. REIT	†	8,744	360,078
Getty Realty Corporation REIT		1,747	46,610
Glimcher Realty Trust REIT		1,584	22,635
Gramercy Capital Corp., New York REIT	†	1,549	37,656
Grubb and Ellis Company		652	4,179
HCP, Inc. REIT		7,664	266,554
Health Care REIT, Inc.		1,824	81,515
Healthcare Realty Trust, Inc. REIT		1,881	47,759
Highwoods Properties, Inc. REIT	†	2,393	70,306
Hilltop Holdings, Inc.	*	1,180	12,886

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
HMG Courtland Properties REIT	*	1,450	$14,790
Home Properties, Inc. REIT	†	1,390	62,342
Hospitality Properties Trust REIT		2,923	94,179
Host Hotels & Resorts, Inc. REIT	†	17,443	297,229
HRPT Properties Trust REIT		9,142	70,668
IMPAC Mortgage Holdings, Inc. REIT		3,238	1,813
Inland Real Estate Corporation REIT	†	4,700	66,552
iStar Financial, Inc. REIT		4,331	112,823
Jones Lang Lasalle, Inc.	†	1,311	93,291
Kilroy Realty Corporation REIT		1,316	72,327
Kimco Realty Corporation REIT	†	9,013	328,073
Kite Realty Group Trust REIT		2,654	40,527
KKR Financial Holdings LLC		3,941	55,371
Lexington Corporate Properties Trust REIT	†	1,399	20,341
Liberty Property Trust REIT		3,172	91,385
Macerich Company (The) REIT	†	2,360	167,702
Mack-Cali Realty Corporation REIT		2,488	84,592
Maguire Properties, Inc. REIT	†	1,199	35,335
Medical Properties Trust, Inc. REIT	†	3,172	32,323
MFA Mortgage Investments, Inc. REIT	†	4,149	38,378
Mid-America Apartment Communities, Inc. REIT		1,240	53,010
Mission West Properties REIT		1,417	13,476
Monmouth Class A REIT		3,275	26,528
National Health Investors, Inc. REIT		2,097	58,506
National Retail Properties, Inc. REIT	†	2,356	55,083
Nationwide Health Properties, Inc. REIT	†	2,362	74,167
Newcastle Investment Corporation REIT	†	754	9,772
NorthStar Realty Finance Corporation REIT	†	4,200	37,464
NovaStar Financial, Inc. REIT	*†	192	555
Omega Healthcare Investors, Inc. REIT	†	4,100	65,805
Parkway Properties, Inc. REIT		986	36,462
Pennsylvania REIT		1,510	44,817
Plum Creek Timber Company, Inc. REIT	†	7,592	349,536
PMC Commercial Trust REIT		865	9,307
Post Properties, Inc. REIT	†	2,078	72,979
Potlatch Corporation		1,618	71,904
Prologis REIT		9,458	599,448
PS Business Parks, Inc. REIT		1,323	69,524
Public Storage REIT		5,109	375,052
RAIT Financial Trust	†	991	8,542
Ramco-Gershenson Properties REIT		1,275	27,247
Rayonier, Inc. REIT		3,336	157,593
Realty Income Corporation REIT	†	4,138	111,809
Redwood Trust, Inc. REIT	†	1,008	34,514
Regency Centers Corporation REIT		2,545	164,127
Saul Centers, Inc. REIT		987	52,735
Senior Housing Properties Trust REIT		2,216	50,259
Simon Property Group, Inc. REIT		8,577	744,998
SL Green Realty Corporation REIT	†	1,985	185,518
Sovran Self Storage, Inc. REIT		1,269	50,887
St. Joe Company (The)	†	2,906	103,192
Stewart Enterprises, Inc. Class A		4,115	36,624
Sun Communities, Inc. REIT	†	1,061	$22,355
Tanger Factory Outlet Centers REIT	†	2,200	82,962
Taubman Centers, Inc. REIT		2,083	102,463
Thornburg Mortgage, Inc. REIT	†	4,059	37,505
UDR, Inc. REIT	†	4,883	96,928
United Capital Corporation	*	690	16,522
U-Store-It Trust REIT		3,600	32,976
Ventas, Inc. REIT	†	3,213	145,388
Vornado Realty Trust REIT		5,255	462,177
W.P. Carey & Company LLC		1,592	52,854
Washington REIT	†	1,834	57,606
Weingarten Realty Investors REIT		3,474	109,223
			12,169,512
Restaurants—0.8%
Bob Evans Farms, Inc.		1,465	39,452
Brinker International, Inc.		5,167	101,067
Burger King Holdings, Inc.		1,700	48,467
CEC Entertainment, Inc.	*	1,614	41,899
CKE Restaurants, Inc.		1,945	25,674
California Pizza Kitchen, Inc.	*	1,455	22,654
CBRL Group, Inc.		2,120	68,667
Cheesecake Factory (The)	*†	3,444	81,657
Chipotle Mexican Grill, Inc. Class A	*†	900	132,363
Darden Restaurants, Inc.		5,104	141,432
IHOP Corporation		1,079	39,470
Jack in the Box, Inc.	*	2,874	74,063
Krispy Kreme Doughnuts, Inc.	*†	2,573	8,131
Landry’s Restaurants, Inc.	†	1,253	24,684
McDonald’s Corporation		47,837	2,818,078
Morton’s Restaurant Group, Inc.	*	2,200	20,526
O’Charley’s, Inc.		1,091	16,343
Papa John’s International, Inc.	*	1,610	36,547
PF Chang’s China Bistro, Inc.	*†	1,089	24,873
Red Robin Gourmet Burgers, Inc.	*	692	22,137
Ruby Tuesday, Inc.		2,816	27,456
Sonic Corporation	*	3,730	81,687
Steak N Shake Company (The)	*†	1,267	13,810
Texas Roadhouse, Inc. Class A	*	3,070	33,954
Triarc Companies Class B		2,886	25,281
Wendy’s International, Inc.		5,229	135,117
Yum! Brands, Inc.		21,176	810,406
			4,915,895
Retailers—3.5%
1-800-FLOWERS.COM, Inc.	*	793	6,923
99 Cents Only Stores	*†	3,207	25,528
AC Moore Arts & Crafts, Inc.	*	876	12,045
Advance Auto Parts, Inc.		4,485	170,385
Alloy, Inc.	*	462	4,352
Amazon.com, Inc.	*	12,783	1,184,217
AutoZone, Inc.	*	2,384	285,865
BJ’s Wholesale Club, Inc.	*	2,859	96,720
Barnes & Noble, Inc.		2,814	96,942
Bed Bath & Beyond, Inc.	*	10,895	320,204
Bell Microproducts, Inc.	*	1,146	6,887
Best Buy Company, Inc.		15,993	842,031
Big 5 Sporting Goods Corporation		1,071	15,444
Big Lots, Inc.	*†	4,853	77,599
Bluefly, Inc.	*	2,341	1,732
Borders Group, Inc.	†	3,342	35,592
CSK Auto Corporation	*†	1,990	9,970
CVS Caremark Corporation		62,250	2,474,438
Casey’s General Stores, Inc.		1,608	47,613
Cash America International, Inc.		685	22,126
Central Garden & Pet Company	*†	615	3,542

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Central Garden & Pet Company Class A	*	1,230	$6,593
Circuit City Stores, Inc.	†	6,139	25,784
CKX, Inc.	*	1,800	21,600
Coldwater Creek, Inc.	*†	1,528	10,222
Cost Plus, Inc./ California	*†	1,014	4,401
Costco Wholesale Corporation		18,694	1,304,093
Dick’s Sporting Goods, Inc.	*	2,480	68,845
Dillard’s, Inc. Class A	†	3,454	64,866
Dollar Tree Stores, Inc.	*	4,830	125,194
Drugstore.Com, Inc.	*	3,800	12,540
eBay, Inc.	*	42,977	1,426,407
Family Dollar Stores, Inc.	†	6,556	126,072
Fastenal Company	†	5,638	227,888
Foot Locker, Inc.		5,840	79,774
Fred’s, Inc.		1,781	17,151
GameStop Corporation Class A	*	3,780	234,776
GSI Commerce, Inc.	*†	1,469	28,646
Haverty Furniture Companies, Inc.	†	1,111	9,988
Hibbett Sports, Inc.	*	1,396	27,892
JC Penney Company, Inc.		7,928	348,753
Jo-Ann Stores, Inc.	*	1,266	16,559
Kenneth Cole Productions, Inc. Class A		956	16,720
Kirkland’s, Inc.	*	833	825
Knoll, Inc.		2,701	44,377
K-Swiss, Inc. Class A		1,476	26,716
Longs Drug Stores Corporation		1,757	82,579
Macy’s, Inc.		21,278	550,462
MarineMax, Inc.	*†	800	12,400
Marvel Entertainment, Inc.	*	1,469	39,237
Men’s Wearhouse, Inc.		2,437	65,750
MSC Industrial Direct Company Class A		1,782	72,118
Nike, Inc. Class B		13,780	885,227
Nitches, Inc.	*	2,850	4,760
Office Depot, Inc.	*	11,792	164,027
OfficeMax, Inc.		3,587	74,107
O’Reilly Automotive, Inc.	*	4,772	154,756
Overstock.com, Inc.	*†	770	11,958
PC Connection, Inc.	*†	854	9,693
PetSmart, Inc.		5,983	140,780
Pier 1 Imports, Inc.	*	3,712	19,414
Priceline.com, Inc.	*†	1,548	177,803
RadioShack Corporation	†	6,811	114,833
Restoration Hardware, Inc.	*	314	2,063
Retail Ventures, Inc.	*	1,372	6,983
Rite Aid Corporation	*†	25,982	72,490
Saks, Inc.	*	5,811	120,636
Sears Holdings Corporation	*†	3,979	406,057
Sharper Image Corporation	*†	648	1,814
Sherwin-Williams Company (The)	†	4,948	287,182
Stamps.com, Inc.	*	1,050	12,789
Staples, Inc.		29,867	689,032
Stein Mart, Inc.	†	1,261	5,977
Systemax, Inc.	†	1,358	27,595
TJX Companies, Inc.		17,709	508,780
Talon International, Inc.	*	1,334	540
Target Corporation		30,307	1,515,350
Tiffany & Company		6,084	280,047
Tractor Supply Company	*†	1,549	55,671
Trans World Entertainment Corporation	*	1,932	9,467
Tuesday Morning Corporation	†	1,816	9,207
ValueVision Media, Inc. Class A	*	1,741	$10,951
Walgreen Company		39,470	1,503,018
Wal-Mart Stores, Inc.		100,947	4,798,011
Williams-Sonoma, Inc.	†	3,877	100,414
Zale Corporation	*†	2,300	36,938
			23,057,753
Social Services—0.0%
Bright Horizons Family Solutions, Inc.	*	1,208	41,724
Res-Care, Inc.	*	1,222	30,746
			72,470
Telephone Systems—3.1%
Adtran, Inc.		3,197	68,352
Alaska Communications Systems Group, Inc.		2,850	42,750
AT&T, Inc.		245,085	10,185,733
Audiovox Corporation Class A	*	1,218	15,103
Brightpoint, Inc.	*	2,358	36,219
Centennial Communications Corporation	*	3,036	28,204
CenturyTel, Inc.		4,084	169,323
Cincinnati Bell, Inc.	*	9,266	44,014
Citizens Communications Company		12,478	158,845
Covad Communications Group, Inc.	*	13,040	11,214
D&E Communications, Inc.		1,712	24,738
Deltathree, Inc.	*	2,552	1,023
Embarq Corporation		5,950	294,704
Equinix, Inc.	*†	622	62,866
Fairpoint Communications, Inc.		2,670	34,763
General Communication Class A	*	2,516	22,015
Global Payments, Inc.		3,238	150,632
Harris Stratex Networks, Inc.	*	670	11,189
Hickory Tech Corporation		651	6,093
IDT Corporation Class B	†	4,800	40,560
Iowa Telecommunications Services, Inc.		2,702	43,935
iPCS, Inc.		700	25,193
j2 Global Communications, Inc.	*	1,614	34,168
Kratos Defense & Security Solutions, Inc.	*	2,398	5,635
LCC International, Inc. Class A	*	1,000	1,800
Leap Wireless International, Inc.	*	2,100	97,944
Level 3 Communications, Inc.	*†	41,949	127,525
Mastec, Inc.	*	2,049	20,838
NeuStar, Inc. Class A	*†	3,140	90,055
NII Holdings, Inc. Class B	*	5,995	289,678
Novatel Wireless, Inc.	*	1,358	22,000
NTELOS Holdings Corporation		2,700	80,163
PAETEC Holding Corporation	*	5,459	53,225
Qwest Communications International, Inc.	*†	62,767	439,997
RCN Corporation	*†	2,597	40,487
Rural Cellular Corporation Class A	*	1,265	55,774
SAVVIS, Inc.	*†	408	11,387
Sprint Nextel Corporation		115,766	1,520,008
SunCom Wireless Holdings, Inc. Class A	*	269	7,177
SureWest Communications		184	3,146
Telecommunication Systems, Inc.	*	1,200	4,332
Telephone & Data Systems, Inc.		3,518	220,227
Time Warner Telecom, Inc. Class A	*	1,928	39,119
US Cellular Corporation	*	680	57,188
Verizon Communications, Inc.		114,552	5,004,777

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Virgin Media, Inc.		10,479	$179,610
Windstream Corporation		15,208	198,008
			20,081,736
Textiles, Clothing & Fabrics—0.3%
Albany International Corporation Class A		1,437	53,313
Brown Shoe Company, Inc.		1,791	27,169
Coach, Inc.	*	15,372	470,076
Columbia Sportswear Company	†	652	28,747
CROCS, Inc.	*†	3,600	132,516
Culp, Inc.	*	888	6,189
Genesco, Inc.	*	921	34,814
Guess ?, Inc.		3,548	134,434
Gymboree Corporation	*	1,400	42,644
Hanesbrands, Inc.	*	4,099	111,370
Iconix Brand Group, Inc.	*†	2,737	53,809
Interface, Inc. Class A		3,357	54,786
Jones Apparel Group, Inc.		4,641	74,210
Kellwood Company	†	1,170	19,469
Liz Claiborne, Inc.	†	4,930	100,326
Mohawk Industries, Inc.	*†	2,460	183,024
Mothers Work, Inc.	*†	600	10,440
Oxford Industries, Inc.		936	24,121
Phillips-Van Heusen Corporation	†	1,267	46,702
Polo Ralph Lauren Corporation		2,143	132,416
Quiksilver, Inc.	*	4,288	36,791
Skechers U.S.A., Inc. Class A	*	1,935	37,752
Sport-Haley, Inc.	*	1,042	2,178
Steven Madden Ltd.	*	751	15,020
Tarrant Apparel Group	*	1,106	1,283
Timberland Company Class A	*	2,970	53,698
VF Corporation		3,785	259,878
Warnaco Group, Inc. (The)	*	1,569	54,601
Wolverine World Wide, Inc.		2,589	63,482
			2,265,258
Transportation—1.5%
Alexander & Baldwin, Inc.	†	1,466	75,734
American Commercial Lines, Inc.	*†	2,000	32,480
Arctic Cat, Inc.	†	1,857	22,173
Arkansas Best Corporation	†	903	19,812
Brunswick Corporation		3,797	64,739
Burlington Northern Santa Fe Corporation		14,190	1,181,034
CSX Corporation		17,764	781,261
Carnival Corporation		17,238	766,919
CH Robinson Worldwide, Inc.		7,150	386,958
Con-Way, Inc.		2,160	89,726
Expedia, Inc.	*	12,018	380,009
Expeditors International of Washington, Inc.		8,772	391,933
Fleetwood Enterprises, Inc.	*	1,750	10,465
Forward Air Corporation		1,431	44,604
Freightcar America, Inc.		900	31,500
GATX Corporation		1,766	64,777
General Maritime Corporation	†	1,897	46,382
Genesee & Wyoming, Inc. Class A	*	1,576	38,092
Gulfmark Offshore, Inc.	*	1,000	46,790
Heartland Express, Inc.	†	4,220	59,840
Horizon Lines, Inc. Class A		2,035	37,932
Hornbeck Offshore Services, Inc.	*†	1,800	80,910
HUB Group, Inc. Class A	*	2,400	63,792
JB Hunt Transport Services, Inc.		3,964	109,208
Kansas City Southern	*†	2,513	86,271
Kirby Corporation	*	2,358	$109,600
Landstar System, Inc.		2,256	95,090
Mobile Mini, Inc.	*	2,000	37,080
Norfolk Southern Corporation		16,102	812,185
Old Dominion Freight Line, Inc.	*	1,783	41,205
Overseas Shipholding Group		1,587	118,120
P.A.M. Transportation Services, Inc.	*	338	5,253
Pacer International, Inc.		1,664	24,294
Polaris Industries, Inc.	†	1,858	88,757
Royal Caribbean Cruises Ltd.	†	4,300	182,492
Saia, Inc.	*	1,662	22,105
Teekay Corporation (Bahama Islands)	†	1,691	89,978
Thor Industries, Inc.	†	1,221	46,410
Trinity Industries, Inc.	†	3,051	84,696
UTI Worldwide, Inc. (Luxembourg)		2,208	43,277
Union Pacific Corporation		10,489	1,317,628
United Parcel Service, Inc. Class B		25,262	1,786,529
Wabtec Corporation		1,737	59,822
Werner Enterprises, Inc.	†	2,915	49,642
YRC Worldwide, Inc.	*†	2,278	38,931
			9,966,435
Water Companies—0.0%
American States Water Company		500	18,840
Aqua America, Inc.	†	4,329	91,775
California Water Service Group		965	35,724
Connecticut Water Service, Inc.		500	11,785
Pico Holdings, Inc.	*	1,150	38,663
SJW Corporation		1,010	35,017
			231,804
TOTAL COMMON STOCKS
(Cost $395,252,833)			639,750,472

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
2.975%	03/20/2008	**
(Cost $774,908)			$780,000	774,908

		Shares	Value
RIGHTS—0.0%
Electrical Equipment—0.0%
Medis Technologies Ltd. Rights, Expires 01/07/2008	†‡	70	—
Textiles, Clothing & Fabrics—0.0%
Mossimo, Inc. Rights, Expires TBD	‡d	2,806	—
TOTAL RIGHTS
(Cost $—)			—

WARRANTS—0.0%
Financial Services—0.0%
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	—

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Broad
Market Index Fund

		Shares	Value
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	$—
Pegasus Wireless Corporation Warrants, Expires 08/11/2008	‡d	540	—
(Cost $—)			—

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—6.7%
Institutional Money Market Funds—0.5%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	$3,561,144	3,561,144
Bank & Certificate Deposits/ Offshore Time Deposits—5.9%
Abbey National PLC
5.160%	01/07/2008	††	890,290	890,290
Abbey National PLC
5.000%	01/09/2008	††	1,112,857	1,112,857
ABN Amro Bank NV
5.185%	01/04/2008	††	445,143	445,143
ABN Amro Bank NV
5.160%	01/04/2008	††	667,714	667,714
ABN Amro Bank NV
5.145%	01/03/2008	††	890,286	890,286
Bank of Nova Scotia
4.960%	01/17/2008	††	890,286	890,286
Bank of Nova Scotia
4.850%	01/22/2008	††	890,286	890,286
Barclays
5.350%	01/04/2008	††	445,143	445,143
Barclays
5.000%	01/22/2008	††	1,112,857	1,112,857
Barclays
4.880%	02/06/2008	††	667,714	667,714
BNP Paribas
5.200%	01/11/2008	††	445,143	445,143
BNP Paribas
5.150%	01/02/2008	††	445,143	445,143
BNP Paribas
5.010%	01/16/2008	††	1,335,429	1,335,429
Calyon
5.120%	03/03/2008	††	445,143	445,143
Calyon
4.250%	01/02/2008	††	4,451,430	4,451,430
Dexia Group
4.755%	01/03/2008	††	2,003,143	2,003,143
Fifth Third Bancorp
2.750%	01/02/2008	††	2,225,715	2,225,715
Fortis Bank
4.600%	01/07/2008	††	1,335,429	1,335,429
Fortis Bank
4.300%	01/02/2008	††	3,338,572	3,338,572
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	445,143	445,143
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	890,286	890,286
Lloyds TSB Bank
5.150%	01/03/2008	††	667,714	667,714
Lloyds TSB Bank
4.750%	01/24/2008	††	890,286	890,286
Rabobank Nederland
5.080%	01/09/2008	††	445,143	445,143

Coupon Rate	Maturity Date		Face	Value
Rabobank Nederland
4.880%	01/10/2008	††	$222,571	$222,571
Royal Bank of Scotland
5.000%	01/22/2008	††	667,714	667,714
Royal Bank of Scotland
4.830%	02/05/2008	††	667,714	667,714
Royal Bank of Scotland
4.700%	02/25/2008	††	445,143	445,143
Societe Generale
5.150%	01/02/2008	††	667,714	667,714
Societe Generale
5.150%	03/03/2008	††	667,714	667,714
Societe Generale
4.900%	02/29/2008	††	890,286	890,286
Svenska Handlesbanken
4.250%	01/02/2008	††	3,837,961	3,837,961
Toronto Dominion Bank
5.100%	01/10/2008	††	667,714	667,714
Toronto Dominion Bank
5.050%	01/11/2008	††	222,571	222,571
Toronto Dominion Bank
4.800%	02/11/2008	††	1,335,429	1,335,429
UBS AG
4.920%	01/11/2008	††	667,714	667,714
				38,336,540
Floating Rate Instruments/Master Notes—0.3%
Wells Fargo Bank
4.600%	01/02/2008	††	2,003,143	2,003,143
TOTAL CASH EQUIVALENTS
(Cost $43,900,827)				43,900,827

REPURCHASE AGREEMENTS—2.2%
State Street Bank & Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $14,322,793 and an effective yield of 3.65%, collateralized by U.S. Government Agency obligations, with rates ranging from 4.351%–4.403%, maturity date of 02/01/2034, and an aggregate market value of $14,607,127.			14,319,889	14,319,889
TOTAL INVESTMENTS—106.7%
(Cost $454,248,457)				698,746,096
Other assets less liabilities—(6.7%)				(43,627,757)
NET ASSETS—100.0%				$655,118,339

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

‡	Security valued at fair value as determined by policies approved by the board of directors.

**	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

d	Security has no market value at 12/31/2007.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—97.6%
Advertising—0.2%
Clear Channel Outdoor Holdings, Inc. Class A	*†	2,470	$68,320
Getty Images, Inc.	*	3,670	106,430
Jupitermedia Corporation	*	4,020	15,356
Lamar Advertising Company	†	4,390	211,027
Marchex, Inc. Class B	†	2,710	29,431
Valueclick, Inc.	*	6,880	150,672
			581,236
Aerospace & Defense—0.5%
AAR Corporation	*	2,730	103,821
Alliant Techsystems, Inc.	*†	2,229	253,571
Fairchild Corporation (The) Class A	*	3,266	8,492
Gencorp, Inc.	*	4,016	46,827
Heico Corporation Class A		1,598	68,075
Kaman Corporation Class A		1,920	70,675
Kreisler Manufacturing Corporation	*	1,250	17,750
Orbital Sciences Corporation	*	3,534	86,654
Spirit Aerosystems Holdings, Inc. Class A	*	6,805	234,772
TransDigm Group, Inc.	*	1,604	72,453
Triumph Group, Inc.		1,050	86,467
			1,049,557
Agriculture, Forestry & Fishing—0.2%
Andersons, Inc.	†	1,222	54,746
Griffin Land & Nurseries, Inc.		650	23,725
Margo Caribe, Inc. (Puerto Rico)	*	1,022	2,044
Pilgrim’s Pride Corporation		2,376	68,785
Seaboard Corporation		23	33,810
Terra Industries, Inc.	*	5,833	278,584
			461,694
Airlines—0.8%
AMR Corporation	*†	15,114	212,049
ABX Holdings, Inc.	*	5,626	23,517
Air T, Inc.		563	5,123
Airnet Systems, Inc.	*	2,610	4,881
Airtran Holdings, Inc.	*	7,448	53,328
Alaska Air Group, Inc.	*	2,394	59,874
Atlas Air Worldwide Holdings, Inc.	*	1,188	64,413
Bristow Group, Inc.	*	1,533	86,844
Continental Airlines, Inc. Class B	*	6,444	143,379
Delta Air Lines, Inc.	*	15,778	234,934
ExpressJet Holdings, Inc.	*	3,876	9,612
Frontier Airlines Holdings, Inc.	*	4,204	22,113
JetBlue Airways Corporation	*†	9,694	57,195
Mesa Air Group, Inc.	*	2,928	9,048
Midwest Air Group, Inc.	*	1,743	25,796
Northwest Airlines Corporation	*	15,402	223,483
PHI, Inc.	*	774	24,009
Pinnacle Airlines Corporation	*†	930	14,182
Republic Airways Holding, Inc.	*	2,460	48,191
Skywest, Inc.		3,850	103,372
UAL Corporation	*†	7,561	269,625
US Airways Group, Inc.	*	5,756	84,671
			1,779,639
Apparel Retailers—0.9%
Aeropostale, Inc.	*	5,417	143,550
American Eagle Outfitters, Inc.	†	12,454	258,670
AnnTaylor Stores Corporation	*	3,874	$99,019
Bebe Stores, Inc.		2,040	26,234
Big Dog Holdings, Inc.	*†	1,621	23,310
Buckle, Inc. (The)		1,042	34,386
Cache, Inc.	*	2,130	19,894
Carter’s, Inc.	*	2,956	57,199
Casual Male Retail Group, Inc.	*†	2,471	12,800
Cato Corporation Class A		1,762	27,593
Charlotte Russe Holding, Inc.	*	1,100	17,765
Charming Shoppes, Inc.	*†	10,301	55,728
Chico’s FAS, Inc.	*	11,979	108,170
Children’s Place	*†	2,219	57,539
Christopher & Banks Corporation	†	2,379	27,240
Collective Brands, Inc.	*	4,848	84,307
dELiA*s, Inc.	*	2,555	6,924
Dress Barn, Inc.	*	2,592	32,426
Eddie Bauer Holdings, Inc.	*	2,438	15,481
Finish Line Class A		3,184	7,705
Hot Topic, Inc.	*	2,815	16,383
J Crew Group, Inc.	*	2,936	141,545
JOS A. Bank Clothiers, Inc.	*†	1,078	30,669
Pacific Sunwear of California, Inc.	*	5,046	71,199
Ross Stores, Inc.		9,414	240,716
Stage Stores, Inc.		3,773	55,840
Talbots, Inc.	†	1,205	14,243
Tween Brands, Inc.	*†	2,072	54,867
Under Armour, Inc. Class A	*†	1,800	78,606
Urban Outfitters, Inc.	*†	7,940	216,444
Wet Seal, Inc. (The) Class A	*	16,190	37,723
Wilsons The Leather Experts, Inc.	*	2,979	2,800
			2,076,975
Automotive—1.3%
A.O. Smith Corporation		1,478	51,804
Aftermarket Technology Corporation	*	1,503	40,972
American Axle & Manufacturing Holdings, Inc.		2,814	52,397
America’s Car Mart, Inc.	*	1,569	19,691
Amerigon, Inc.	*	2,108	44,563
ArvinMeritor, Inc.	†	5,690	66,744
Asbury Automotive Group, Inc.		2,072	31,184
BorgWarner, Inc.		7,598	367,819
Carmax, Inc.	*†	14,256	281,556
Clarcor, Inc.		3,469	131,718
Coachmen Industries, Inc.		2,275	13,536
Copart, Inc.	*	4,147	176,455
Exide Technologies, Inc.	*	4,861	38,888
Federal Signal Corporation	†	3,130	35,119
Force Protection, Inc.	*†	3,780	17,690
Group 1 Automotive, Inc.	†	1,591	37,786
Harsco Corporation		5,522	353,795
Lear Corporation	*	4,509	124,719
Lithia Motors, Inc. Class A		2,689	36,920
LKQ Corporation	*	8,036	168,917
Monaco Coach Corporation		3,676	32,643
Noble International Ltd.		1,109	18,088
Oshkosh Truck Corporation		4,859	229,636
Penske Auto Group, Inc.	†	3,166	55,278
PEP Boys-Manny Moe & Jack	†	3,451	39,617
Proliance International, Inc.	*	2,240	4,032
Rush Enterprises, Inc. Class A	*	3,059	55,613
Sonic Automotive, Inc.		1,869	36,184
Spartan Motors, Inc.	†	1,650	12,606
Standard Motor Products, Inc.		2,540	20,726
Strattec Security Corporation		124	5,137

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Superior Industries International, Inc. †	2,013	$36,576
Tenneco Automotive, Inc. *	3,267	85,171
Titan International, Inc. †	1,768	55,268
TRW Automotive Holdings Corporation *	3,028	63,285
Visteon Corporation *	8,265	36,283
Wabash National Corporation	2,596	19,963
Winnebago Industries, Inc. †	1,714	36,028
		2,934,407
Banking—4.8%
1st Source Corporation	1,180	20,426
Advance America Cash Advance Centers, Inc.	6,040	61,366
Advanta Corporation Class A	2,170	15,841
Alabama National Bancorp	1,325	103,098
Alliance Bankshares Corporation *	745	4,910
Amcore Financial, Inc.	2,013	45,695
AmericanWest Bancorp	1,951	34,396
AmeriCredit Corporation *†	8,206	104,955
Ameris Bancorp †	1,414	23,826
Anchor Bancorp Wisconsin, Inc.	1,412	33,210
Arrow Financial Corporation	490	10,530
Associated Banc Corporation	7,454	201,929
Asta Funding, Inc. †	650	17,186
Astoria Financial Corporation	5,705	132,755
BancFirst Corporation	642	27,510
BancorpSouth, Inc.	5,623	132,759
BancTrust Financial Group, Inc.	1,600	19,360
Bank Mutual Corporation	5,557	58,737
Bank of Hawaii Corporation	3,094	158,227
Bank of the Ozarks, Inc. †	1,070	28,034
BankAtlantic Bancorp, Inc. Class A	3,411	13,985
Bankunited Financial Corporation Class A †	2,413	16,650
Banner Corporation	990	28,443
Beneficial Mutual Bancorp, Inc. *	3,251	31,600
BOK Financial Corporation	1,447	74,810
Boston Private Financial Holdings, Inc. †	2,447	66,265
Brookline Bancorp, Inc.	6,167	62,657
Bryn Mawr Bank Corporation	1,548	35,496
Camden National Corporation	740	21,016
Capital Bank Corporation	1,283	13,574
Capital City Bank Group, Inc. †	1,576	44,475
Capitol Bancorp Ltd.	1,172	23,581
Capitol Federal Financial	1,516	46,996
Cardinal Financial Corporation	2,163	20,159
Cascade Bancorp †	2,003	27,882
Cascade Financial Corporation	1,063	14,457
Cathay General Bancorp	2,844	75,338
Centennial Bank Holdings, Inc. *	4,150	23,987
Center Financial Corporation	1,451	17,876
Central Pacific Financial Corporation	2,937	54,217
CFS Bancorp, Inc.	1,873	27,421
Charter Financial Corporation	350	12,950
Chemical Financial Corporation †	1,637	38,944
Chittenden Corporation	2,922	104,082
Citizens Republic Bancorp, Inc. †	5,922	85,928
City Bank, Lynnwood, WA †	1,647	36,926
City Holding Company	1,410	47,714
City National Corporation	2,489	148,220
CoBiz Financial, Inc.	1,800	26,766
Colonial BancGroup, Inc. (The)	9,757	132,110
Columbia Banking System, Inc.	1,330	39,541
Commerce Bancshares, Inc.	4,613	$206,924
Community Bancorp *†	1,010	17,544
Community Bank System, Inc.	3,080	61,200
Community Trust Bancorp, Inc.	1,028	28,301
CompuCredit Corporation *†	2,840	28,343
Corus Bankshares, Inc. †	4,380	46,735
Cullen/Frost Bankers, Inc.	4,073	206,338
CVB Financial Corporation	6,148	63,570
Dime Community Bancshares	3,549	45,321
Dollar Financial Corporation *	1,615	49,564
Downey Financial Corporation †	1,289	40,101
Eastern Virginia Bankshares, Inc.	701	11,882
East-West Bancorp, Inc.	3,540	85,774
Euronet Worldwide, Inc. *†	2,924	87,720
Federal Agricultural Mortgage Corporation Class C	806	21,214
Fidelity Southern Corporation	1,382	12,894
Financial Federal Corporation †	1,515	33,769
Financial Institutions, Inc.	750	13,365
First Bancorp North Carolina	1,473	27,825
First Bancorp Puerto Rico †	7,322	53,377
First Busey Corporation-Class A	2,491	49,471
First Charter Corporation	2,913	86,982
First Citizens BancShares, Inc. Class A	389	56,736
First Commonwealth Financial Corporation †	4,595	48,937
First Community Bancorp †	1,714	70,685
First Financial Bancorp	3,075	35,055
First Financial Bankshares, Inc. †	1,566	58,960
First Financial Holdings, Inc.	990	27,146
First Financial Northwest *	2,164	21,294
First Financial Service Corporation	988	23,490
First Indiana Corporation	1,200	38,400
First Marblehead Corporation (The) †	4,118	63,005
First Merchants Corporation	1,625	35,490
First Midwest Bancorp, Inc.	3,492	106,855
First Niagara Financial Group, Inc.	7,938	95,574
First of Long Island Corporation (The)	986	18,290
First Place Financial /Ohio	1,727	24,161
First State Bancorporation	2,566	35,667
FirstFed Financial Corporation *†	1,033	37,002
FirstMerit Corporation	5,161	103,272
Flagstar Bancorp, Inc.	2,770	19,307
Flushing Financial Corporation	1,450	23,272
FNB Corporation †	4,487	65,959
Franklin Bank Corporation *†	1,930	8,318
Fremont General Corporation *	15,477	54,169
Frontier Financial Corporation †	2,974	55,227
Fulton Financial Corporation	11,491	128,929
Glacier Bancorp, Inc. †	3,454	64,728
Great Lakes Bancorp, Inc. *	791	10,141
Great Southern Bancorp, Inc. †	470	10,321
Hallwood Group, Inc. *	100	7,602
Hancock Holding Company	1,772	67,690
Hanmi Financial Corporation	5,069	43,695
Harleysville National Corporation	2,124	30,947
Harrington West Financial Group, Inc.	1,172	13,185
Heritage Commerce Corporation	1,180	21,700
Heritage Financial Corporation	972	19,343
Horizon Financial Corporation	1,660	28,950
Horizon Financial Services Corporation	450	1,035
Iberiabank Corporation	1,251	58,484
Imperial Capital Bancorp, Inc.	680	12,444

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Independent Bank Corporation (Massachusetts)	1,484	$40,394
Independent Bank Corporation (Michigan)	1,384	13,148
IndyMac Bancorp, Inc. †	6,281	37,372
Integra Bank Corporation	1,659	23,408
International Bancshares Corporation	3,273	68,537
Irwin Financial Corporation	5,031	36,978
Kearny Financial Corporation	3,008	35,825
KNBT Bancorp, Inc.	1,653	25,489
Lakeland Financial Corporation †	1,455	30,409
Macatawa Bank Corporation †	1,599	13,735
MainSource Financial Group, Inc.	1,732	26,950
MB Financial, Inc.	2,091	64,466
Medallion Financial Corporation	2,518	25,230
Merchants Bancshares, Inc.	572	13,442
Midsouth Bancorp, Inc.	526	12,361
Midwest Banc Holdings, Inc. †	1,420	17,636
MidWestOne Financial Group, Inc.	1,573	26,301
Mitcham Industries, Inc. *	1,100	22,616
Nara Bancorp, Inc.	2,060	24,040
NASB Financial, Inc.	529	13,955
National Penn Bancshares, Inc. †	3,580	54,201
NBT Bancorp, Inc.	2,320	52,942
Nelnet, Inc. Class A	1,351	17,171
New York Community Bancorp, Inc. †	18,973	333,545
NewAlliance Bancshares, Inc. †	7,265	83,693
Northern States Financial Corporation	773	17,006
Northwest Bancorp, Inc.	1,598	42,459
Ocwen Financial Corporation *†	3,062	16,963
Old National Bancorp †	5,248	78,510
Old Second Bancorp, Inc.	940	25,183
Omega Financial Corp.	1,100	32,186
Oriental Financial Group (Puerto Rico)	2,140	28,697
Pacific Capital Bancorp †	3,675	73,978
Pacific Premier Bancorp, Inc. *	977	6,751
Park National Corporation †	884	57,018
Parkvale Financial Corporation	1,077	29,887
Peapack Gladstone Financial Corporation	390	9,652
Peoples Bancorp, Inc.	1,235	30,739
Peoples Financial Corporation	884	19,519
Peoples United Financial, Inc. †	8,163	145,301
PFF Bancorp, Inc. †	1,563	18,819
Popular, Inc. (Puerto Rico) †	17,810	188,786
Preferred Bank Los Angeles	818	21,284
PrivateBancorp, Inc. †	2,272	74,181
Prosperity Bancshares, Inc. †	3,020	88,758
Provident Bankshares Corporation	2,900	62,031
Provident Financial Services, Inc. †	5,182	74,724
Provident New York Bancorp	3,488	45,065
Renasant Corporation	2,255	48,640
Republic Bancorp, Inc. Class A	1,024	16,927
Riverview Bancorp, Inc.	2,602	29,819
Royal Bancshares of Pennsylvania Class A	882	9,702
S&T Bancorp, Inc. †	2,206	60,974
S.Y. Bancorp, Inc. †	1,060	25,376
Sandy Spring Bancorp, Inc.	1,234	34,330
Santander Bancorp (Puerto Rico) †	511	4,425
Security Bank Corporation †	2,170	19,834
Shore Bancshares, Inc.	828	18,150
Sierra Bancorp	844	21,007
Signature Bank of New York *	2,488	83,970
Simmons First National Corporation Class A	911	$24,141
South Financial Group, Inc. (The) †	4,884	76,337
SouthFirst Bancshares, Inc.	400	3,480
Southwest Bancorp, Inc.	1,320	24,196
State Bancorp, Inc.	988	12,844
Sterling Bancorp, NY	1,691	23,065
Sterling Bancshares, Inc.	5,677	63,355
Sterling Financial Corporation (Pennsylvania)	2,947	48,390
Sterling Financial Corporation (Washington)	4,010	67,328
Student Loan Corporation	247	27,170
Suffolk Bancorp	1,100	33,781
Susquehanna Bancshares, Inc.	6,360	117,278
SVB Financial Group *†	2,178	109,771
TCF Financial Corporation	7,556	135,479
Texas Capital Bancshares, Inc. *	1,870	34,127
TierOne Corporation	1,971	43,658
Tompkins Financial Corporation	665	25,802
Trustco Bank Corporation †	7,080	70,234
Trustmark Corporation †	3,786	96,013
UCBH Holdings, Inc. †	6,596	93,399
UMB Financial Corporation	1,918	73,574
Umpqua Holdings Corporation †	4,413	67,695
Union Bankshares Corporation	1,185	25,051
UnionBanCal Corporation	3,352	163,946
United Bankshares, Inc.	3,317	92,942
United Community Banks, Inc. †	3,879	61,288
United Western Bancorp, Inc.	974	19,480
Valley National Bancorp †	7,667	146,133
W Holding Company, Inc. (Puerto Rico) †	18,602	22,508
Washington Federal, Inc.	5,612	118,469
Washington Trust Bancorp, Inc.	960	24,221
Webster Financial Corporation	3,649	116,659
Wesbanco, Inc.	1,500	30,900
West Coast Bancorp	1,290	23,865
Westamerica Bancorporation †	2,242	99,881
Western Alliance Bancorp *†	1,796	33,711
Westfield Financial, Inc.	4,068	39,460
Whitney Holding Corporation	4,978	130,175
Willow Financial Bancorp, Inc.	1,237	10,378
Wilmington Trust Corporation	4,791	168,643
Wilshire Bancorp, Inc.	2,608	20,473
Wintrust Financial Corporation	1,718	56,917
World Acceptance Corporation *†	1,219	32,889
WSFS Financial Corporation	610	30,622
		10,986,718
Beverages, Food & Tobacco—2.0%
Alliance One International, Inc. *	6,420	26,129
American Italian Pasta Company Class A *†	2,837	19,859
Boston Beer Co., Inc. Class A *	1,180	44,427
Bridgford Foods Corporation *	560	3,640
Bunge Ltd.	7,980	928,952
Calavo Growers, Inc.	1,225	23,103
Central European Distribution Corporation *	2,129	123,652
Chiquita Brands International, Inc. *†	3,049	56,071
Coca-Cola Bottling Company Consolidated	437	25,731
Corn Products International, Inc.	4,935	181,361
Darling International, Inc. *	4,873	56,332
Del Monte Foods Company	13,700	129,602

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Diamond Foods, Inc.		1,375	$29,466
Farmer Brothers Company		930	21,381
Flowers Foods, Inc.		5,145	120,444
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	2,755	92,513
Green Mountain Coffee Roasters, Inc.	*†	1,500	61,050
Hain Celestial Group, Inc.	*	2,166	69,312
Hansen Natural Corporation	*	4,740	209,935
Hormel Foods Corporation		5,056	204,667
Inventure Group, Inc. (The)	*	683	1,523
JM Smucker Company (The)		3,896	200,410
John B. Sanfilippo & SON	*	370	3,115
Jones Soda Co.	*†	1,928	14,344
Lancaster Colony Corporation		1,510	59,947
Lance, Inc.		2,511	51,275
Loews Corporation—Carolina Group		6,989	596,162
M&F Worldwide Corporation	*	781	42,057
Matrixx Initiatives, Inc.	*	1,810	25,177
Nash Finch Company	†	1,190	41,983
Peet’s Coffee & Tea, Inc.	*†	1,297	37,704
PepsiAmericas, Inc.		4,452	148,341
Performance Food Group Company	*	1,907	51,241
Ralcorp Holdings, Inc.	*	1,618	98,358
Reliv International, Inc.	†	1,110	9,091
Sanderson Farms, Inc.	†	1,648	55,669
Smithfield Foods, Inc.	*	8,467	244,866
Spartan Stores, Inc.		1,780	40,673
Tootsie Roll Industries, Inc.		1,714	46,998
TreeHouse Foods, Inc.	*	2,074	47,681
United Natural Foods, Inc.	*†	2,888	91,607
Universal Corporation	†	1,971	100,955
Vector Group Ltd.	†	2,389	47,923
			4,484,727
Building Materials—0.7%
Amcol International Corporation		1,767	63,665
Anixter International, Inc.	*	2,122	132,137
Beacon Roofing Supply, Inc.	*†	2,640	22,229
Building Material Holding Corporation	†	4,826	26,688
Cabot Microelectronics Corporation	*†	1,450	52,069
Carbo Ceramics, Inc.	†	1,203	44,752
Carlisle Companies, Inc.		4,292	158,933
Drew Industries, Inc.	*	1,570	43,018
Eagle Materials, Inc.	†	3,352	118,929
Interline Brands, Inc.	*	2,320	50,831
Jewett-Cameron Trading Ltd. (Canada)	*	1,575	12,269
Martin Marietta Materials, Inc.	†	2,798	371,015
Numerex Corporation Class A	*	1,800	14,850
Owens Corning, Inc.	*†	5,373	108,642
Rock of Ages Corporation	*	1,387	6,935
US Concrete, Inc.	*	4,770	15,884
US Home Systems, Inc.	*	1,292	6,912
USG Corporation	*†	4,868	174,226
Wesco International, Inc.	*	2,870	113,767
			1,537,751
Chemicals—2.6%
A. Schulman, Inc.		1,444	$31,118
Aceto Corporation		1,070	8,560
AEP Industries, Inc.	*	1,109	35,499
Airgas, Inc.		4,691	244,448
Albemarle Corporation		5,244	216,315
Arch Chemicals, Inc.		1,785	65,599
Balchem Corporation Class B		1,080	24,170
Cabot Corporation		4,167	138,928
Calgon Carbon Corporation	*†	4,550	72,299
Celanese Corporation Class A		9,736	412,028
CF Industries Holdings, Inc.		3,230	355,494
Chemtura Corporation		16,450	128,310
Church & Dwight, Inc.	†	4,402	238,016
Compass Minerals International, Inc.		2,020	82,820
Cooper Tire & Rubber Company		3,864	64,065
Cytec Industries, Inc.		2,819	173,594
Empire Financial Holding Company	*	1,550	1,674
FMC Corporation		4,884	266,422
Georgia Gulf Corporation	†	1,719	11,380
HB Fuller Company		4,230	94,963
Huntsman Corporation		6,225	159,982
Landec Corporation	*	3,037	40,696
LSB Industries, Inc.	*†	1,412	39,847
Lubrizol Corporation		4,564	247,186
Minerals Technologies, Inc.	†	1,385	92,726
Mosaic Company (The)	*	9,465	892,928
Myers Industries, Inc.		1,717	24,845
Nalco Holding Co.		9,557	231,088
NewMarket Corporation		1,132	63,041
NL Industries, Inc.		412	4,709
NuCo2, Inc.	*	761	18,949
Olin Corporation		4,587	88,667
OM Group, Inc.	*	1,896	109,096
Omnova Solutions, Inc.	*	3,769	16,621
Pacific Ethanol, Inc.	*†	3,486	28,620
Penford Corporation		786	20,114
Pharmos Corporation	*	1,375	467
PolyOne Corporation	*	7,843	51,607
Rockwood Holdings, Inc.	*	2,500	83,050
Scotts Miracle-Gro Company (The) Class A	†	2,994	112,035
Sensient Technologies Corporation		2,948	83,369
Spartech Corporation		2,131	30,047
SurModics, Inc.	*†	1,185	64,310
Trex Company, Inc.	*†	3,584	30,392
Tronox, Inc. Class A		3,753	33,402
Tupperware Corporation		3,940	130,138
UAP Holding Corporation		3,266	126,068
Unifi, Inc.	*	9,669	23,399
USEC, Inc.	*†	8,684	78,156
Valhi, Inc.		741	11,812
W.R. Grace & Company	*	3,690	96,604
West Pharmaceutical Services, Inc.		2,425	98,431
Westlake Chemical Corp.		800	15,192
Zep, Inc.	*†	1,513	20,985
			5,834,281

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Coal—0.5%
Alliance Resource Partners, LP	†	1,280	$46,426
Alpha Natural Resources, Inc.	*	4,187	135,994
Arch Coal, Inc.		9,365	420,769
Evergreen Energy, Inc.	*†	4,470	9,968
Foundation Coal Holdings, Inc.		3,128	164,220
International Coal Group, Inc.	*†	7,310	39,182
James River Coal Company	*†	1,950	21,801
Massey Energy Company		5,178	185,113
Natural Resource Partners, LP		2,000	64,920
Patriot Coal Corporation	*†	1,842	76,885
Penn Virginia Resource Partners, LP		1,440	35,381
Westmoreland Coal Company	*	1,390	19,321
			1,219,980
Commercial Services—5.6%
Aaron Rents, Inc.		3,865	74,363
ABM Industries, Inc.		2,991	60,986
Accenture Ltd. Class A (Bermuda)		37,672	1,357,322
ACCO Brands Corporation	*	3,258	52,258
Administaff, Inc.	†	1,663	47,030
Advisory Board Company (The)	*	1,300	83,447
Aecom Technology Corp.	*	5,041	144,021
Aircastle Ltd. (Bermuda)		3,110	81,886
Amerco, Inc.	*†	547	35,927
American Reprographics Company	*†	2,318	38,201
AmeriGas Partners, LP	†	2,300	82,892
AMN Healthcare Services, Inc.	*	2,247	38,581
Angelica Corporation		1,241	23,703
APAC Customer Services, Inc.	*	1,972	2,248
Asset Acceptance Capital Corporation	†	728	7,578
Avis Budget Group, Inc.	*	6,267	81,471
Barrett Business Services, Inc.		1,740	31,337
BearingPoint, Inc.	*	16,170	45,761
Bowne & Company, Inc.		1,575	27,720
Brink’s Company (The)		2,529	151,082
Casella Waste Systems, Inc. Class A	*	2,380	31,035
CDI Corporation		711	17,249
Cenveo, Inc.	*	3,701	64,656
Chemed Corporation		1,472	82,255
Clean Harbors, Inc.	*†	1,010	52,217
Coinstar, Inc.	*	1,725	48,559
Comfort Systems USA, Inc.		3,803	48,602
Computer Programs & Systems		1,065	24,218
Consolidated Graphics, Inc.	*	1,195	57,145
Cornell Companies, Inc.	*	1,730	40,344
Corporate Executive Board Company	†	2,515	151,151
Courier Corporation		816	26,936
CRA International, Inc.	*	836	39,802
Daktronics, Inc.	†	2,300	51,911
Diamond Management & Technology Consultants, Inc.		3,731	27,124
Dollar Thrifty Automotive Group, Inc.	*	1,428	33,815
Dun & Bradstreet Company		3,850	341,225
Dyncorp International, Inc. Class A	*	1,953	52,497
Edgewater Technology, Inc.	*	1,533	11,191
Emcor Group, Inc.	*	4,008	94,709
Ennis Business Forms, Inc.		2,217	39,906
EPIQ Systems, Inc.	*†	2,722	47,390
Equifax, Inc.		1	36
eResearch Technology, Inc.	*	4,314	$50,991
Exponent, Inc.	*	1,790	48,402
FIrst Advantage Corporation Class A	*	630	10,376
First Consulting Group, Inc.	*	3,067	39,656
Forrester Research, Inc.	*	963	26,983
FTI Consulting, Inc.	*	2,897	178,571
Furmanite Corporation	*	4,100	48,380
G&K Services, Inc. Class A		1,576	59,132
Gevity HR, Inc.		1,764	13,565
Greenfield Online, Inc.	*	955	13,953
H&E Equipment Services, Inc.	*	1,490	28,131
Harris Interactive, Inc.	*	6,590	28,073
Healthcare Services Group, Inc.	†	2,986	63,243
Heidrick & Struggles International, Inc.		1,291	47,909
Hewitt Associates, Inc. Class A	*	6,652	254,705
Hudson Highland Group, Inc.	*	1,880	15,811
Huron Consulting Group, Inc.	*	1,254	101,110
I-many, Inc.	*	952	2,951
Inergy, LP		2,474	76,941
Internet Capital Group, Inc.	*	3,445	40,444
inVentiv Health, Inc.	*	2,050	63,468
Ipass, Inc.	*	6,163	25,022
Iron Mountain, Inc.	*	11,900	440,538
Jackson Hewitt Tax Service, Inc.		1,730	54,927
KBR, Inc.	*	10,908	423,230
Kelly Services, Inc. Class A		2,431	45,362
Kforce.com, Inc.	*	3,398	33,131
Korn Ferry International	*	4,116	77,463
Landauer, Inc.		599	31,058
Lazare Kaplan International	*	1,140	9,268
LECG Corporation	*	2,344	35,301
Lionbridge Technologies, Inc.	*	7,889	28,006
LoJack Corporation	*	1,880	31,603
Magellan Health Services, Inc.	*	2,460	114,710
Management Network Group, Inc.	*	1,600	4,224
Manpower, Inc.		5,548	315,681
MasterCard, Inc. Class A	†	4,497	967,754
Maximus, Inc.		1,558	60,154
Medical Staffing Network Holdings, Inc.	*	1,686	10,167
Metal Management, Inc.		1,620	73,759
Metavante Technologies, Inc.	*	5,149	120,075
Midas, Inc.	*	1,278	18,735
MoneyGram International, Inc.	†	5,957	91,559
Monro Muffler, Inc.		1,635	31,866
MPS Group, Inc.	*	6,503	71,143
MTC Technologies, Inc.	*	2,089	49,091
Multi-Color Corporation		965	26,509
National Research Corporation		1,250	33,750
Navigant Consulting, Inc.	*†	3,254	44,482
Omnicell, Inc.	*	2,638	71,041
On Assignment, Inc.	*	3,093	21,682
Online Resources Corporation	*	2,780	33,138
Overland Storage, Inc.	*	1,282	1,885
PDI, Inc.	*	703	6,587
Pegasystems, Inc.		2,142	25,554
Perma-Fix Environmental Services	*	5,502	13,590
PFSweb, Inc.	*	5,683	7,161
Phase Forward, Inc.	*	2,752	59,856
PHH Corporation	*	3,080	54,331
Portfolio Recovery Associates, Inc.	†	1,413	56,054
Possis Medical, Inc.	*	1,278	18,633
Pre-Paid Legal Services, Inc.	*†	780	43,173
Presstek, Inc.	*	2,015	10,317
Quanta Services, Inc.	*†	11,146	292,471

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
RCM Technologies, Inc.	*	1,593	$9,367
Regis Corporation		2,708	75,716
Rent-A-Center, Inc.	*	4,059	58,937
Republic Services, Inc.		10,905	341,872
Resources Connection, Inc.		2,702	49,068
Rewards Network, Inc.	*	3,328	16,540
Rollins, Inc.		3,813	73,210
SAIC, Inc.	*	7,772	156,373
Sally Beauty Company, Inc.	*	6,343	57,404
Service Corporation International		17,884	251,270
Shaw Group, Inc. (The)	*	4,945	298,876
Sotheby’s Holdings, Inc. Class A	†	4,430	168,783
Spherion Corporation	*	2,689	19,576
Standard Register Company (The)		1,650	19,239
StarTek, Inc.	*	1,875	17,456
Steiner Leisure Ltd. (Bahama Islands)	*	990	43,718
Stericycle, Inc.	*	5,799	344,461
Suburban Propane Partners, LP		2,323	94,267
SupportSoft, Inc.	*	4,962	22,081
Tejon Ranch Company	*†	763	31,169
TeleTech Holdings, Inc.	*	2,499	53,154
Tetra Tech, Inc.	*†	4,160	89,440
Travelcenters of America LLC	*	964	12,050
TRC Companies, Inc.	*	998	7,984
TRM Corporation	*	780	351
TrueBlue, Inc.	*	3,035	43,947
United Rentals, Inc.	*	4,535	83,263
URS Corporation	*	5,082	276,105
Valassis Communications, Inc.	*†	2,737	31,996
Varsity Group, Inc.	*	2,748	577
Viad Corporation		1,307	41,275
VistaPrint Ltd. (Bermuda)	*	2,857	122,422
Volt Information Sciences, Inc.	*	1,251	22,843
WABCO Holdings, Inc.		3,829	191,795
Waste Connections, Inc.	*	4,555	140,749
Waste Industries USA, Inc.		1,297	47,081
Watson Wyatt Worldwide, Inc.		2,570	119,274
Weight Watchers International, Inc.		2,447	110,555
Westaff, Inc.	*	942	3,768
Wind River Systems, Inc.	*	6,438	57,491
World Fuel Services Corporation		1,832	53,183
Wright Express Corporation	*	2,520	89,435
			12,796,744
Communications—1.8%
ADC Telecommunications, Inc.	*	7,792	121,166
AltiGen Communications, Inc.	*	4,110	6,370
Anadigics, Inc.	*	3,457	39,997
Applied Signal Technology, Inc.		2,274	30,881
Arris Group, Inc.	*	10,148	101,277
Avici Systems, Inc.		3,392	26,899
Blonder Tongue Laboratories	*	2,285	3,793
CalAmp Corporation	*	7,372	20,494
Carrier Access Corporation	*	5,178	12,427
Centillium Communications, Inc.	*	1,589	1,827
Checkpoint Systems, Inc.	*	2,970	77,161
Clearwire Corporation Class A	*†	4,151	56,910
Comtech Telecommunications	*	1,350	72,913
Crown Castle International Corporation	*	18,733	779,293
Cubic Corporation		1,262	49,470
Ditech Networks, Inc.	*	3,980	13,811
EndWave Corporation	*	912	6,630
Entertainment Distribution Company, Inc.	*	5,333	3,573
Foundry Networks, Inc.	*	7,848	$137,497
Globecomm Systems, Inc.	*	1,752	20,498
Harmonic, Inc.	*	5,690	59,631
Harris Corporation		8,826	553,214
Hungarian Telephone & Cable Corporation	*†	712	12,595
ID Systems, Inc.	*	1,146	14,279
Infinera Corp.	*†	5,223	77,509
Integrated Telecom Express, Inc.	‡d	1,103	—
InterDigital, Inc.	*	3,103	72,393
InterVoice, Inc.	*	4,035	32,240
Intraware, Inc.	*†	783	4,408
Loral Space & Communications Ltd. (Bermuda)	*	660	22,605
Mindspeed Technologies, Inc.	*	4,010	4,892
NMS Communications Corporation	*	3,530	5,719
On2 Technologies, Inc.	*†	4,620	4,712
Openwave Systems, Inc.		4,311	11,209
Plantronics, Inc.		3,289	85,514
Polycom, Inc.	*	6,298	174,958
Powerwave Technologies, Inc.	*†	8,448	34,045
Premiere Global Services, Inc.	*	3,644	54,113
Radyne Corporation	*	3,166	29,127
SBA Communications Corporation	*	6,428	217,524
SeaChange International, Inc.	*	3,359	24,286
Sirius Satellite Radio, Inc.	*†	87,151	264,068
Sonus Networks, Inc.	*†	17,431	101,623
Standard Microsystems Corporation	*	1,446	56,495
Symmetricom, Inc.	*	6,110	28,778
Syntax-Brillian Corporation	*†	4,531	13,955
Tekelec	*	3,640	45,500
TeleCorp PCS, Inc.	‡d	5,508	—
Terremark Worldwide, Inc.	*	3,200	20,800
Tollgrade Communications, Inc.	*	601	4,820
Universal Security Instruments, Inc.	*	266	1,968
Utstarcom, Inc.	*†	4,666	12,831
Verso Technologies, Inc.	*d	1	—
Viasat, Inc.	*	1,800	61,974
Westell Technologies, Inc. Class A	*	3,671	5,286
XM Satellite Radio Holdings, Inc. Class A	*	20,116	246,220
Zhone Technologies, Inc.	*	3,916	4,582
Zix Corporation	*†	12,056	55,458
Zoom Telephonics, Inc.	*	2,712	2,034
			4,004,252
Computer Software & Processing—5.5%
3D Systems Corporation	*†	1,159	17,895
Acacia Research—Acacia Technologies	*	1,430	12,841
ACI Worldwide, Inc.	*	3,078	58,605
ActivIdentity Corporation	*	5,830	22,620
Activision, Inc.	*	18,627	553,222
Actuate Corporation	*	6,674	51,857
Acxiom Corporation		4,224	49,548
Advent Software, Inc.	*†	1,325	71,682
Alliance Data Systems Corporation	*†	5,128	384,549
American Software, Inc. Class A		1,950	16,575
AMICAS, Inc.	*	2,496	6,639
answerthink, Inc.	*	2,851	13,799
Ansys, Inc.	*	5,191	215,219
Applied Digital Solutions, Inc.	*	4,675	2,010
Arbitron, Inc.	†	2,121	88,170

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Ariba, Inc.	*	4,717	$52,595
Art Technology Group, Inc.	*	8,335	36,007
Aspen Technology, Inc.	*	2,980	48,336
Audible, Inc.	*	3,113	27,768
Autobytel, Inc.	*	4,755	13,076
Avocent Corporation	*	2,877	67,063
BEA Systems, Inc.	*	25,348	399,991
Bankrate, Inc.	*†	1,084	52,130
Blackbaud, Inc.		3,188	89,392
Blackboard, Inc.	*	1,613	64,923
Blue Coat Systems, Inc.	*	2,134	70,145
Borland Software Corporation	*†	6,776	20,396
Bottomline Technologies, Inc.	*	1,490	20,860
Brady Corporation Class A		3,416	119,867
CNET Networks, Inc.	*†	8,481	77,516
CSG Systems International, Inc.	*	2,623	38,611
CACI International, Inc. Class A	*	2,174	97,330
Cadence Design Systems, Inc.	*	18,175	309,157
Callidus Software, Inc.	*	2,703	13,975
Captaris, Inc.	*	3,554	15,353
Cavium Networks, Inc.	*†	1,626	37,431
Cerner Corporation	*†	4,231	238,628
Choicepoint, Inc.	*	4,713	171,647
Chordiant Software, Inc.	*	1,859	15,894
Ciber, Inc.	*	2,445	14,939
Clinical Data, Inc.	*	1,998	44,455
CMGI, Inc.	*	3,461	45,304
Cogent Communications Group, Inc.	*†	3,453	81,871
Cogent, Inc.	*†	1,940	21,631
Cognex Corporation		3,335	67,200
Concur Technologies, Inc.	*	3,019	109,318
CoStar Group, Inc.	*†	1,140	53,865
Cybersource Corporation	*	5,737	101,946
DST Systems, Inc.	*	3,347	276,295
DealerTrack Holdings, Inc.	*	2,690	90,034
Deluxe Corporation		3,350	110,181
Digital River, Inc.	*	2,337	77,285
Earthlink, Inc.	*	8,664	61,254
ebix.com, Inc.	*	1,755	126,974
Echelon Corporation	*	1,770	36,533
Eclipsys Corporation	*	3,465	87,699
Electro Rent Corporation		951	14,122
Electronics for Imaging	*	3,912	87,942
Entrust Technologies, Inc.	*	7,470	14,417
Epicor Software Corporation	*	3,383	39,852
ePresence, Inc.	‡d	1,173	—
eSpeed, Inc. Class A	*†	3,650	41,245
Evolving Systems, Inc.	*	1,054	3,141
F5 Networks, Inc.	*	5,531	157,744
Factset Research Systems, Inc.		2,999	167,044
Fair Isaac Corporation		3,740	120,241
FalconStor Software, Inc.	*†	1,374	15,471
Gartner Group, Inc. Class A	*	4,089	71,803
Gerber Scientific, Inc.	*	3,478	37,562
HLTH Corporation	*†	12,463	167,004
Hypercom Corporation	*	4,002	19,930
iGate Capital Corporation	*	2,997	25,385
IHS, Inc. Class A	*	2,000	121,120
Imergent, Inc.		1,043	11,045
Informatica Corporation	*	6,099	109,904
Infospace, Inc.		2,262	42,526
InfoUSA, Inc.		2,708	24,182
Innovative Solutions & Support, Inc.	*†	1,200	11,628
Integral Systems, Inc.		1,178	27,400
Interactive Data Corporation		2,351	$77,607
Interactive Intelligence, Inc.	*	950	25,032
Internap Network Services Corporation	*	3,720	30,988
Intersections, Inc.	*	1,900	15,827
Interwoven, Inc.	*	3,812	54,207
JDA Software Group, Inc.	*	2,379	48,674
Jack Henry & Associates, Inc.		5,229	127,274
Kenexa Corporation	*	1,628	31,616
Keynote Systems, Inc.	*	1,400	19,670
Knot, Inc. (The)	*	1,493	23,798
Lawson Software, Inc.	*	8,950	91,648
LivePerson, Inc.	*	3,334	17,804
LookSmart Ltd.	*	4,010	12,792
Magma Design Automation, Inc.	*	3,929	47,973
Manhattan Associates, Inc.	*	2,125	56,015
Mantech International Corporation Class A	*	1,168	51,182
McAfee, Inc.	*	10,396	389,850
Mediware Information Systems	*	1,089	7,329
Mentor Graphics Corporation	*	5,458	58,837
MicroStrategy, Inc. Class A	*	544	51,734
MIVA, Inc.	*	6,581	12,570
Move, Inc.	*	12,712	31,144
NCR Corporation	*	11,557	290,081
Napster, Inc.	*	6,796	13,388
National Instruments Corporation		3,628	120,921
Navisite, Inc.	*	3,725	18,848
NAVTEQ Corporation	*	6,341	479,380
NetFlix, Inc.	*†	3,659	97,403
Netscout Systems, Inc.	*	3,784	48,322
Network Equipment Technologies, Inc.	*	2,454	20,663
NIC, Inc.		2,450	20,678
NVE Corporation	*†	771	18,967
Omniture, Inc.	*†	2,415	80,395
Packeteer, Inc.	*	4,621	28,465
Parametric Technology Corporation	*	6,972	124,450
PDF Solutions, Inc.	*	3,093	27,868
Perficient, Inc.	*	2,090	32,897
Perot Systems Corporation Class A	*	5,641	76,153
Phoenix Technologies Ltd.	*	4,238	54,585
Plato Learning, Inc.	*	1,826	7,249
Progress Software Corporation	*	2,503	84,301
QAD, Inc.		1,363	12,730
Quality Systems, Inc.	†	1,208	36,832
Quest Software, Inc.	*†	4,128	76,120
Radiant Systems, Inc.	*	2,709	46,676
Radisys Corporation	*	2,757	36,944
RealNetworks, Inc.	*	5,844	35,590
Red Hat, Inc.	*†	12,786	266,460
Renaissance Learning, Inc.		1,354	18,956
S1 Corporation	*	2,637	19,250
Saba Software, Inc.	*	1,576	8,101
Salesforce.com, Inc.	*†	6,412	401,968
Sapient Corporation	*	4,601	40,535
Scientific Learning Corporation	*	3,146	16,863
Secure Computing Corporation	*	5,420	52,032
Smith Micro Software Inc.	*	2,612	22,124
Solera Holdings, Inc.	*	4,053	100,433
Sonic Foundry, Inc.	*	6,100	8,662
SonicWall, Inc.	*	4,632	49,655
Source Interlink Companies, Inc.	*†	5,950	17,136
SPSS, Inc.	*	1,231	44,205
SRA International, Inc. Class A	*	3,081	90,735
Stratasys, Inc.	*†	1,962	50,698

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
SumTotal Systems, Inc.	*	1,899	$9,020
Sybase, Inc.	*	6,272	163,636
Sykes Enterprises, Inc.	*	1,424	25,632
Synchronoss Technologies, Inc.	*†	1,415	50,148
SYNNEX Corporation	*	1,034	20,266
Synopsys, Inc.	*	9,737	252,480
Synplicity, Inc.	*	1,050	6,090
Syntel, Inc.	†	1,414	54,467
Take-Two Interactive Software, Inc.	*†	4,344	80,147
THQ, Inc.	*	4,685	132,070
3Com Corporation	*	26,331	119,016
TIBCO Software, Inc.	*	13,039	105,225
Tradestation Group, Inc.	*	3,191	45,344
Trizetto Group, Inc.	*†	2,710	47,073
Tumbleweed Communications Corporation	*	2,952	4,959
Ultimate Software Group, Inc.	*	2,043	64,293
United Online, Inc.		4,189	49,514
Vasco Data Security International, Inc.	*	1,767	49,335
Verint Systems, Inc.	*	652	12,747
Versant Corporation	*	330	9,600
Vignette Corporation	*	2,329	34,027
VMware, Inc. Class A	*†	2,506	212,985
Wave Systems Corporation Class A	*†	1,004	1,456
WebMD Health Corporation Class A	*†	510	20,946
Websense, Inc.	*	2,638	44,793
Website Pros, Inc.	*	1,785	20,724
XETA Technologies, Inc.	*	1,947	8,723
			12,426,820
Computers & Information—1.6%
Access Plans USA, Inc.	*	3,538	3,715
Authentidate Holding Corporation	*	1,023	604
Black Box Corporation		1,414	51,144
Brocade Communications Systems, Inc.	*	26,133	191,816
Ciprico, Inc.	*	1,658	7,776
Cirrus Logic, Inc.	*	5,397	28,496
Concurrent Computer Corporation	*	7,592	6,301
Cray, Inc.	*	2,314	13,861
Dataram Corporation		1,175	3,889
Datawatch Corporation	*	3,500	20,720
Diebold, Inc.		4,322	125,252
Digi International, Inc.	*	2,517	35,716
Dot Hill Systems Corporation	*	3,866	9,394
Emulex Corporation	*	5,273	86,055
Extreme Networks, Inc.	*	9,940	35,188
Focus Enhancements, Inc.	*	5,319	2,659
Ikon Office Solutions, Inc.		5,770	75,125
InFocus Corporation	*	1,636	2,978
Ingram Micro, Inc. Class A	*	10,163	183,341
Insight Enterprises, Inc.	*	2,944	53,699
Iomega Corporation	*	7,475	25,938
Iteris, Inc.	*	4,264	16,672
Merge Technologies, Inc.	*	4,320	5,141
Micros Systems, Inc.	*	2,789	195,676
Navarre Corporation	*	6,720	13,978
NETGEAR, Inc.	*	2,027	72,303
Network Engines, Inc.	*	1,330	2,141
Nuance Communications, Inc.	*†	10,251	191,489
Palm, Inc.	†	5,814	$36,861
Performance Technologies, Inc.	*	794	4,367
Planar Systems, Inc.	*	1,786	11,430
Quantum Corporation	*	10,382	27,928
Rackable Systems, Inc.	*	1,470	14,700
Rimage Corporation	*	924	23,978
Riverbed Technology, Inc.	*	1,417	37,891
Safeguard Scientifics, Inc.	*	10,874	19,573
ScanSource, Inc.	*	1,797	58,133
Scientific Games Corporation Class A	*†	4,772	158,669
SCM Microsystems, Inc.	*	1,494	4,990
Seagate Technology (Cayman Islands)		35,315	900,532
Sigma Designs, Inc.	*†	1,937	106,922
SourceForge, Inc.	*	6,619	16,217
STEC, Inc.	*†	578	5,052
Tech Data Corporation	*	3,805	143,525
TransAct Technologies, Inc.	*	889	4,258
VeriFone Holdings, Inc.	*†	4,060	94,395
Voyager Learning Company	*	1,673	11,962
Wayside Technology Group, Inc.		1,787	16,065
Western Digital Corporation	*	14,274	431,218
Zebra Technologies Corporation Class A	*	4,746	164,686
			3,754,419
Containers & Packaging—0.6%
Crown Holdings, Inc.	*	10,987	281,817
Greif, Inc. Class A		2,120	138,584
Libbey, Inc.		2,250	35,640
Owens-IIlinois, Inc.	*	9,409	465,745
Silgan Holdings, Inc.		1,454	75,521
Sonoco Products Company		6,848	223,793
Temple-Inland, Inc.		6,340	132,189
			1,353,289
Cosmetics & Personal Care—0.1%
Alberto-Culver Company		5,896	144,688
Chattem, Inc.	*†	873	65,946
Elizabeth Arden, Inc.	*†	1,677	34,127
Quaker Chemical Corporation		1,303	28,627
Stepan Company		1,197	38,938
			312,326
Education—0.5%
Ambassadors Group, Inc.		1,380	25,268
Ambassadors International, Inc.	†	524	7,640
Capella Education Co. Private Company	*	734	48,048
Career Education Corporation	*	6,110	153,605
Corinthian Colleges, Inc.	*	6,197	95,434
DeVry, Inc.		4,153	215,790
INVESTools, Inc.	*	2,950	52,333
ITT Educational Services, Inc.	*	2,672	227,841
Learning Tree International, Inc.	*	766	17,587
Princeton Review, Inc.	*	2,409	20,067
Strayer Education, Inc.	†	986	168,192
Universal Technical Institute, Inc.	*†	1,609	27,353
			1,059,158
Electric Utilities—2.9%
Allete, Inc.	†	1,430	56,599
Alliant Energy Corporation		7,518	305,907
Aquila, Inc.	*	23,560	87,879
Avista Corporation		3,418	73,624
Black Hills Corporation		2,648	116,777

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Central Vermont Public Service Corporation	†	541	$16,684
CH Energy Group, Inc.		1,074	47,836
Cleco Corporation		3,570	99,246
DPL, Inc.		7,582	224,806
EL Paso Electric Company	*	3,254	83,205
Empire District Electric Company (The)	†	2,088	47,565
Energy East Corporation		10,428	283,746
Great Plains Energy, Inc.		5,840	171,229
Hawaiian Electric Industries, Inc.		5,657	128,810
Idacorp, Inc.		2,665	93,861
ITC Holdings Corporation		2,620	147,820
MGE Energy, Inc.		1,510	53,560
Mirant Corporation	*†	16,576	646,132
Northeast Utilities		10,123	316,951
NorthWestern Corporation		2,859	84,341
NRG Energy, Inc.	*	15,465	670,253
NSTAR		6,464	234,126
OGE Energy Corporation		6,120	222,095
Ormat Technologies, Inc.	†	1,195	65,737
Otter Tail Corporation		1,726	59,720
Plug Power, Inc.	*†	8,935	35,293
PNM Resources, Inc.		4,834	103,689
Portland General Electric Company		4,370	121,399
Puget Energy, Inc.		7,924	217,355
Reliant Energy, Inc.	*	21,949	575,942
SCANA Corporation		6,955	293,153
Sierra Pacific Resources		14,732	250,149
UIL Holdings Corporation		1,516	56,016
Unisource Energy Corporation		2,031	64,078
Unitil Corporation		1,000	28,400
Westar Energy, Inc.		6,238	161,814
Wisconsin Energy Corporation		7,661	373,167
			6,618,964
Electrical Equipment—1.3%
Active Power, Inc.	*	3,953	8,697
Acuity Brands, Inc.		3,026	136,170
Ametek, Inc.		6,970	326,475
AZZ, Inc.	*	2,064	58,514
Baldor Electric Company		3,033	102,091
C&D Technologies, Inc.	*†	5,424	35,853
Capstone Turbine Corporation	*	7,050	11,492
Distributed Energy Systems Corporation	*	3,757	1,503
Electro Scientific Industries, Inc.	*	1,422	28,227
Energizer Holdings, Inc.	*	3,713	416,339
Energy Conversion Devices, Inc.	*†	2,392	80,491
Evans & Sutherland Computer Corporation	*	1,883	2,354
Franklin Electric Company, Inc.	†	902	34,520
FuelCell Energy, Inc.	*†	4,607	45,701
Genlyte Group, Inc.	*	1,682	160,126
GrafTech International Ltd.	*	7,538	133,800
Greatbatch, Inc.	*†	1,594	31,864
Hexcel Corporation	*	6,431	156,145
Lincoln Electric Holdings, Inc.		2,766	196,884
Littelfuse, Inc.	*	1,479	48,748
LSI Industries, Inc.		1,084	19,729
Medis Technologies Ltd.	*†	1,815	28,005
Moog, Inc. Class A	*†	2,477	113,471
Powell Industries, Inc.	*	1,046	46,097
Quantum Fuel Systems Technologies Worldwide, Inc.	*	2,810	1,349
Regal-Beloit Corporation		2,256	101,407
Servotronics, Inc.	*	705	$10,223
Spectrum Brands, Inc.	*†	6,161	32,838
Tech/Ops Sevcon, Inc.		720	5,400
Teleflex, Inc.		2,631	165,779
Thomas & Betts Corporation	*	3,918	192,139
Trans-Lux Corporation	*	867	5,549
Ultralife Batteries, Inc.	*	767	15,455
Universal Display Corporation	*†	2,789	57,649
Universal Electronics, Inc.	*	1,589	53,136
Valence Technology, Inc.	*†	4,773	9,498
Vicor Corporation		3,481	54,269
Zoltek Companies, Inc.	*†	1,992	85,397
			3,013,384
Electronics—4.6%
8X8, Inc.	*†	3,049	2,714
AVX Corporation	†	4,035	54,150
Actel Corporation	*	4,134	56,470
Adaptec, Inc.	*	7,841	26,503
Advanced Energy Industries, Inc.	*	2,649	34,649
Agilysys, Inc.		2,266	34,262
Alliance Fiber Optic Products, Inc.	*	4,818	9,636
American Superconductor Corporation	*†	2,707	74,009
AMIS Holdings, Inc.	*	6,682	66,954
Amkor Technology, Inc.	*	7,212	61,518
Amphenol Corporation Class A		11,446	530,751
Anaren, Inc.	*	2,003	33,029
Applied Micro Circuits Corp.	*	4,025	35,179
Arrow Electronics, Inc.	*	8,023	315,143
Atheros Communications, Inc.	*	3,455	105,516
Atmel Corporation	*	31,772	137,255
ATMI, Inc.	*	2,219	71,563
Avanex Corporation	*	14,381	14,381
Avnet, Inc.	*	9,644	337,251
AXT, Inc.	*	4,552	28,222
Barnes Group, Inc.		2,480	82,807
Bel Fuse, Inc. Class A		546	18,832
Belden, Inc.	†	2,777	123,577
Benchmark Electronics, Inc.	*	5,244	92,976
California Micro Devices Corporation	*	2,476	11,489
Caliper Life Sciences, Inc.	*	3,187	17,624
Catalyst Semiconductor, Inc.	*	2,416	11,234
Catapult Communications Corporation	*	750	5,663
Ceradyne, Inc.	*	1,756	82,409
Ceva, Inc.	*	692	8,422
Concord Camera Corporation	*	572	1,808
Conexant Systems, Inc.	*	25,531	21,191
Cree, Inc.	*†	5,771	158,529
CTS Corporation		1,580	15,689
Cymer, Inc.	*	1,929	75,096
Cypress Semiconductor Corporation	*	10,012	360,732
DRS Technologies, Inc.	†	2,800	151,956
Diodes, Inc.	*	1,956	58,817
Dolby Laboratories, Inc. Class A	*	2,743	136,382
DSP Group, Inc.	*	1,884	22,985
Emcore Corporation	*†	2,929	44,814
EMS Technologies, Inc.	*	960	29,030
ESCO Technologies, Inc.	*†	1,724	68,857
ESS Technology	*	1,759	2,339
Esterline Technologies Corporation	*	2,032	105,156
Evergreen Solar, Inc.	*†	7,562	130,596
Exar Corporation	*	3,475	27,696

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Fairchild Semiconductor International, Inc.	*	7,633	$110,144
Finisar Corporation	*†	14,726	21,353
First Solar, Inc.	*	2,262	604,271
FSI International, Inc.	*	4,280	7,704
Garmin Ltd. (Cayman Islands)	†	8,199	795,303
Genesis Microchip, Inc.	*	3,330	28,538
Herley Industries, Inc.	*	1,550	21,313
HI/FN, Inc.	*	1,882	10,765
Houston Wire & Cable Company	†	1,569	22,186
Hutchinson Technology, Inc.	*	2,054	54,061
Imation Corporation		2,265	47,565
Innovex, Inc.	*	1,922	1,614
Integrated Device Technology, Inc.	*	11,957	135,234
Integrated Silicon Solutions, Inc.	*	2,930	19,397
International Rectifier Corporation	*	4,883	165,876
Intersil Corporation Class A		8,868	217,089
IXYS Corporation	*	3,270	26,225
Kemet Corporation	*	5,278	34,993
KVH Industries, Inc.	*	1,286	10,365
LaBarge, Inc.	*	950	13,661
Lattice Semiconductor Corporation	*	7,425	24,131
Lightpath Technologies, Inc. Class A	*†	1,527	2,993
MIPS Technologies, Inc. Class A	*	5,359	26,581
MRV Communications, Inc.	*	9,278	21,525
Magnetek, Inc.	*	4,586	19,628
Marvell Technology Group Ltd. (Bermuda)	*	29,891	417,876
Mattson Technology, Inc.	*	4,081	34,933
Maxim Integrated Products, Inc.		2,247	59,501
Maxwell Technologies, Inc.	*†	1,371	11,338
Mercury Computer Systems, Inc.	*	2,443	39,357
Merix Corporation	*	2,175	10,114
Methode Electronics, Inc.		2,784	45,769
Micrel, Inc.		3,731	31,527
Microsemi Corporation	*	4,144	91,748
Microvision, Inc.	*	5,870	22,893
Mobility Electronics, Inc.	*	2,804	4,346
MoSys, Inc.	*	3,592	17,421
Nashua Corporation	*	1,542	17,918
Nu Horizons Electronics Corporation	*	3,069	21,330
Omnivision Technologies, Inc.	*†	2,994	46,856
ON Semiconductor Corporation	*†	19,534	173,462
Oplink Communications, Inc.	*	1,808	27,753
Optelecom, Inc.	*	819	6,224
OSI Systems, Inc.	*	867	22,949
PMC-Sierra, Inc.	*	14,713	96,223
Park Electrochemical Corporation		1,087	30,697
Pericom Semiconductor Corporation	*	2,254	42,150
Photronics, Inc.	*	1,989	24,803
Plexus Corporation	*	3,210	84,295
PLX Technology, Inc.	*	2,950	27,435
Power-One, Inc.	*	3,500	13,965
Quicklogic Corporation	*	4,080	13,464
RF Micro Devices, Inc.	*†	18,530	105,806
Rambus, Inc.	*	6,688	140,047
Raven Industries, Inc.		1,490	57,201
Research Frontiers, Inc.	*†	2,932	29,320
Rogers Corporation	*	1,417	61,455
Sanmina-SCI Corporation	*	39,169	71,288
Semtech Corporation	*	4,634	71,920
Sigmatel, Inc.	*	4,938	$10,419
Sigmatron International, Inc.	*	283	2,120
Silicon Image, Inc.	*	6,882	31,107
Silicon Laboratories, Inc.	*	3,387	126,775
Silicon Storage Technology, Inc.	*	7,634	22,826
Sirf Technology Holdings, Inc.	*†	3,832	96,298
Skyworks Solutions, Inc.	*	9,613	81,711
Smart Modular Technologies (WWH), Inc. (Cayman Islands)	*	2,050	20,869
Sonic Solutions, Inc.	*	1,810	18,806
Spansion LLC Class A	*†	5,768	22,668
Spectrum Control, Inc.	*	1,195	18,403
Spire Corporation	*	210	4,967
Sunpower Corporation Class A	*†	2,448	319,195
Sycamore Networks, Inc.	*	14,775	56,736
Synaptics, Inc.	*	1,778	73,182
Technitrol, Inc.		2,766	79,052
Tegal Corporation	*	312	1,248
Teledyne Technologies, Inc.	*†	2,281	121,646
Terabeam, Inc.	*	2,197	2,175
Tessera Technologies, Inc.	*	3,278	136,365
Transwitch Corporation	*	2,483	2,185
Trident Microsystems, Inc.	*	5,092	33,404
Trimble Navigation Ltd.	*	7,780	235,267
Triquint Semiconductor, Inc.	*	8,519	56,481
TTM Technologies, Inc.	*	3,547	41,358
Tyler Technologies, Inc.	*	3,715	47,886
Ultra Clean Holdings	*	1,756	21,423
Varian Semiconductor Equipment Associates, Inc.	*	5,273	195,101
Virage Logic Corporation	*	3,332	27,822
Vishay Intertechnology, Inc.	*	11,318	129,138
Volterra Semiconductor Corp.	*†	2,210	24,376
Zoran Corporation	*	3,474	78,200
			10,450,969
Entertainment & Leisure—1.1%
Avid Technology, Inc.	*†	2,658	75,328
Bally Technologies, Inc.	*	3,012	149,757
Blockbuster, Inc. Class A	*†	16,050	62,595
Callaway Golf Company		3,931	68,517
Carmike Cinemas, Inc.		1,009	7,325
Cedar Fair, LP		3,180	67,193
Churchill Downs, Inc.		639	34,487
Discovery Holding Company Class A	*	18,159	456,517
Dover Downs Gaming & Entertainment, Inc.		1,687	18,979
Dover Motorsports, Inc.		1,645	10,775
DreamWorks Animation SKG, Inc. Class A	*	5,002	127,751
Gaylord Entertainment Company	*	2,528	102,308
Hollywood Media Corporation	*	1,495	4,336
Image Entertainment, Inc.	*	300	1,092
International Speedway Corporation Class A		2,450	100,891
Jakks Pacific, Inc.	*†	1,625	38,366
Leapfrog Enterprises, Inc.	*†	3,363	22,633
Lenox Group, Inc.	*	1,340	3,538
Life Time Fitness, Inc.	*†	2,354	116,947
Live Nation, Inc.	*†	3,900	56,628
Macrovision Corporation	*	3,937	72,165
Multimedia Games, Inc.	*†	2,902	24,203
National CineMedia, Inc.		2,772	69,882
National Lampoon, Inc.	*	3,300	7,920
Nautilus Group, Inc.		2,480	12,028
New Frontier Media, Inc.		2,079	11,435

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Penn National Gaming, Inc.	*	4,893	$291,378
Pinnacle Entertainment, Inc.	*	4,289	101,049
Pool Corporation	†	2,836	56,238
RC2 Corporation	*	1,530	42,947
Regal Entertainment Group Class A	†	4,903	88,597
Shuffle Master, Inc.	*†	2,025	24,280
Six Flags, Inc.	*	3,814	7,742
Speedway Motorsports, Inc.		650	20,202
Steinway Musical Instruments, Inc.		683	18,830
Warner Music Group Corporation	†	2,380	14,423
West Marine, Inc.	*	2,443	21,938
Westwood One, Inc.		16,919	33,669
WMS Industries, Inc.	*†	2,775	101,676
World Wrestling Entertainment, Inc.		1,031	15,218
Youbet.com, Inc.	*	2,200	2,464
			2,564,247
Environmental—0.7%
Aetrium, Inc.	*	614	3,684
Analogic Corporation		884	59,864
Badger Meter, Inc.	†	880	39,556
Cohu, Inc.		1,889	28,902
Credence Systems Corporation	*	12,850	31,097
Dionex Corporation	*	1,309	108,464
Flir Systems, Inc.	*	8,602	269,243
Formfactor, Inc.	*	2,745	90,860
Frequency Electronics, Inc.		822	7,883
Itron, Inc.	*†	1,840	176,585
Ixia	*	2,330	22,088
Keithley Instruments, Inc.		2,170	21,006
LeCroy Corporation	*	2,720	26,139
LTX Corporation	*	6,381	20,292
MKS Instruments, Inc.	*†	3,260	62,396
Measurement Specialties, Inc.	*	1,430	31,603
Mine Safety Appliances Company	†	1,445	74,952
MTS Systems Corporation		1,370	58,458
OI Corporation		1,600	19,120
Orbit International Corporation	*	2,812	24,296
Photon Dynamics, Inc.	*	2,009	16,675
Roper Industries, Inc.	†	5,764	360,481
Rudolph Technologies, Inc.	*	2,516	28,481
Thermogenesis	*	4,317	6,821
Veeco Instruments, Inc.	*	2,611	43,604
White Electronic Designs Corporation	*	2,284	10,598
X-Rite, Inc.	*	2,441	28,364
			1,671,512
Financial Services—7.0%
Affiliated Managers Group	*†	1,977	232,218
AllianceBernstein Holding, LP		1,898	142,825
Ampal American Israel Corporation Class A	*	1,392	10,287
Bancorp, Inc. (The)	*	1,001	13,473
Berkshire Hathaway, Inc. Class A	*	67	9,487,200
BlackRock, Inc.		1,298	281,406
Blackstone Group, LP (The)	†	9,677	214,152
Broadridge Financial Solutions, Inc.		9,336	209,406
Calamos Asset Management, Inc. Class A		1,520	45,266
Cardiac Science Corporation	*	1,600	12,944
Catskill Litigation Trust	*‡d	583	—
Centerline Holding Company	†	3,935	29,985
Cherokee, Inc.		995	32,109
Cowen Group, Inc.	*	1,468	$13,961
Diamond Hill Investment Group, Inc.	*	649	47,455
Doral Financial Corporation (Puerto Rico)	*†	585	10,553
Eaton Vance Corporation		8,264	375,268
Evercore Partners, Inc. Class A		884	19,050
FCStone Group, Inc.	*	1,607	73,970
First Cash Financial Services, Inc.	*	2,180	32,002
GAMCO Investors, Inc. Class A		1,039	71,951
GFI Group, Inc.	*	1,153	110,365
GLG Partners, Inc.	*†	15,360	208,896
Greenhill & Co., Inc.	†	801	53,250
Interactive Brokers Group, Inc. Class A	*	2,760	89,203
Invesco Ltd. (Bermuda)		27,000	847,260
Investment Technology Group, Inc.	*	3,086	146,863
Jamba Inc.	*†	4,465	16,521
Jefferies Group, Inc.		7,297	168,196
Kbw, Inc.	*	1,716	43,912
Kent Financial Services, Inc.	*	2,200	4,664
Knight Capital Group, Inc. Class A	*	5,980	86,112
LaBranche & Company, Inc.	*	5,402	27,226
Lazard Ltd. Class A (Bermuda)	†	3,165	128,752
MarketAxess Holdings, Inc.	*	2,620	33,615
MF Global Ltd. (Bermuda)	*	6,639	208,929
Nasdaq Stock Market, Inc.	*	6,535	323,417
Navidec Financial Services, Inc.	*	2,120	2,417
NexCen Brands, Inc.	*	4,629	22,404
Nymex Holdings, Inc.	†	4,115	549,805
optionsXpress Holdings, Inc.	†	2,900	98,078
Piper Jaffray Companies	*†	1,140	52,805
Raymond James Financial, Inc.		6,513	212,715
SEI Investments Company		9,539	306,870
Siebert Financial Corporation		1,470	4,763
Stifel Financial Corporation	*	1,023	53,779
Superior Bancorp	†	2,915	15,654
SWS Group, Inc.		2,331	29,534
TD Ameritrade Holding Corporation	*	15,911	319,175
TFS Financial Corporation	*	6,639	79,270
US Global Investors, Inc. Class A	†	934	15,560
Value Line, Inc.		573	23,069
Waddell & Reed Financial, Inc. Class A		5,669	204,594
Westwood Holdings Group, Inc.		1,768	66,477
			15,909,631
Food Retailers—0.2%
Arden Group, Inc. Class A		260	40,219
Great Atlantic & Pacific Tea Company (The)	*†	1,682	52,697
Panera Bread Company Class A	*†	1,900	68,058
Pantry, Inc. (The)	*†	2,139	55,892
Ruddick Corporation	†	2,548	88,339
Weis Markets, Inc.		852	34,029
Winn-Dixie Stores, Inc.	*	3,088	52,095
			391,329
Forest Products & Paper—0.6%
AbitibiBowater, Inc.	†	3,872	79,802
American Woodmark Corporation	†	800	14,544
Astronics Corporation	*	716	30,430
Buckeye Technologies, Inc.	*	2,191	27,388
Caraustar Industries, Inc.	*	4,270	13,194
Champion Enterprises, Inc.	*†	6,043	56,925

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Chesapeake Corporation		2,527	$13,115
Deltic Timber Corporation		724	37,279
Domtar Corporation	*	35,599	273,756
Glatfelter		3,315	50,753
Graphic Packaging Corporation	*	5,000	18,450
Louisiana-Pacific Corporation	†	6,527	89,289
Neenah Paper, Inc.		890	25,944
Packaging Corporation of America		6,379	179,888
Rock-Tenn Company Class A		2,040	51,836
School Specialty, Inc.	*	1,184	40,907
Schweitzer-Mauduit International, Inc.		724	18,759
Skyline Corporation		918	26,943
Smurfit-Stone Container Corporation	*†	17,028	179,816
United Stationers, Inc.	*	1,972	91,126
Universal Forest Products, Inc.	†	1,040	30,638
Wausau Paper Corporation		3,503	31,492
			1,382,274
Health Care Providers—1.7%
Alliance Imaging, Inc.	*	1,820	17,508
Amedisys, Inc.	*†	2,131	103,396
America Service Group, Inc.	*	1,972	14,455
American Dental Partners, Inc.	*	1,668	16,730
AmSurg Corporation	*	2,315	62,644
Apria Healthcare Group, Inc.	*	2,542	54,831
Bio-Reference Labs, Inc.	*	1,000	32,680
Brookdale Senior Living, Inc.	†	3,656	103,867
Community Health Systems, Inc.	*	6,485	239,037
Covance, Inc.	*	4,206	364,324
Cross Country Healthcare, Inc.	*	2,631	37,465
CryoLife, Inc.	*	4,037	32,094
DaVita, Inc.	*	6,879	387,632
Edwards Lifesciences Corporation	*	3,660	168,323
Enzo Biochem, Inc.	*†	2,553	32,525
Enzon Pharmaceuticals, Inc.	*†	4,016	38,272
Five Star Quality Care, Inc.	*	4,500	37,350
Gentiva Health Services, Inc.	*	2,330	44,363
Health Management Associates, Inc. Class A		14,732	88,097
Healthsouth Corporation	*†	4,740	99,540
Healthways, Inc.	*†	2,272	132,776
Hooper Holmes, Inc.	*	4,139	7,119
Immunomedics, Inc.	*	6,421	14,897
Interleukin Genetics, Inc.	*	2,825	2,966
Kindred Healthcare, Inc.	*	2,053	51,284
LCA-Vision, Inc.	†	1,453	29,016
LifePoint Hospitals, Inc.	*†	4,098	121,875
Lincare Holdings, Inc.	*	5,778	203,154
Matria Healthcare, Inc.	*†	1,270	30,188
National Healthcare Corporation		431	22,283
NovaMed, Inc.	*†	4,904	20,842
Odyssey HealthCare, Inc.	*	3,093	34,209
Pediatrix Medical Group, Inc.	*	3,274	223,123
Psychemedics Corporation		902	14,477
Psychiatric Solutions, Inc.	*	3,778	122,785
RehabCare Group, Inc.	*	1,590	35,870
Sierra Health Services, Inc.	*	3,549	148,916
Skilled Healthcare Group, Inc. Class A	*	1,556	22,764
Sun Healthcare Group Inc.	*	3,022	51,888
Sunrise Senior Living, Inc.	*†	2,650	81,302
U.S. Physical Therapy, Inc.	*	610	8,766
Universal Health Services, Inc. Class B		3,491	178,739
VCA Antech, Inc.	*	5,600	$247,688
VistaCare, Inc. Class A	*	1,962	14,225
			3,796,285
Heavy Construction—0.9%
Blount International, Inc.	*	2,743	33,766
Foster Wheeler Ltd. (Bermuda)	*	4,524	701,310
Granite Construction, Inc.		2,436	88,134
Hovnanian Enterprises, Inc.	*†	3,491	25,030
Levitt Corporation Class A		2,063	4,539
M/I Homes, Inc.	†	1,741	18,281
McDermott International, Inc.	*	14,423	851,390
McGrath Rentcorp		1,646	42,385
Perini Corporation	*	1,178	48,793
Sterling Construction Co	*	1,015	22,147
Team, Inc.	*	2,380	87,060
WCI Communities, Inc.	*	6,851	25,897
			1,948,732
Heavy Machinery—3.8%
Actuant Corporation Class A		3,322	112,981
Agco Corporation	*	6,022	409,376
Allis-Chalmers Corporation	*†	2,146	31,654
Ampco-Pittsburgh Corporation		986	37,596
Applied Industrial Technologies, Inc.		2,868	83,229
Astec Industries, Inc.	*	1,322	49,165
ASV, Inc.	*†	1,340	18,559
Asyst Technologies, Inc.	*	3,243	10,572
Axcelis Technologies, Inc.	*	6,926	31,860
Bolt Technology Corporation	*	430	16,331
Briggs & Stratton Corporation	†	3,124	70,790
Brooks Automation, Inc.	*	4,415	58,322
Bucyrus International, Inc. Class A	†	2,463	244,798
Cameron International Corporation	*	14,054	676,419
Cascade Corporation	†	779	36,192
Columbus McKinnon Corporation	*	1,765	57,574
Curtiss-Wright Corporation	†	3,020	151,604
Donaldson Company, Inc.		4,695	217,754
Dresser-Rand Group, Inc.	*	5,745	224,342
Dril-Quip, Inc.	*	1,912	106,422
Dycom Industries, Inc.	*	2,716	72,381
Electroglas, Inc.	*	3,991	6,705
EnPro Industries, Inc.	*	1,474	45,178
Entegris, Inc.	*	7,678	66,261
Flotek Industries Inc.	*	1,346	48,510
Flow International Corporation	*	3,379	31,492
Flowserve Corporation		3,762	361,904
FMC Technologies, Inc.	*	8,454	479,342
Gardner Denver, Inc.	*	3,267	107,811
Gehl Company	*	995	15,960
Goodman Global, Inc.	*	2,520	61,841
Gorman-Rupp Company		1,890	58,968
Graco, Inc.		4,074	151,797
Graham Corporation		353	18,497
Grant Prideco, Inc.	*	8,397	466,117
Hurco Companies, Inc.	*	750	32,738
Idex Corporation		5,417	195,716
Insituform Technologies, Inc. Class A	*	2,053	30,384
Intermec, Inc.	*†	3,370	68,445
Intevac, Inc.	*	1,300	18,902
Joy Global, Inc.		7,151	470,679
Kadant, Inc.	*	722	21,422
Kaydon Corporation	†	1,780	97,081
Kennametal, Inc.		5,158	195,282

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Knight Transportation, Inc.	†	3,878	$57,433
Kulicke and Soffa Industries, Inc.	*	4,089	28,051
Lam Research Corporation	*	7,856	339,615
Layne Christensen Company	*	1,240	61,020
Lennox International, Inc.		4,384	181,585
Lindsay Corporation	†	1,053	74,437
Lufkin Industries, Inc.		1,255	71,899
Matrix Service Company	*	2,410	52,586
Middleby Corporation	*†	980	75,088
Modine Manufacturing Company		1,658	27,374
NACCO Industries, Inc. Class A		310	30,904
NATCO Group, Inc. Class A	*	1,320	71,478
Natural Gas Services Group	*	1,260	24,709
NN, Inc.		2,240	21,101
Nordson Corporation		1,942	112,558
Oil States International, Inc.	*†	3,056	104,271
Paragon Technologies, Inc.	*	900	6,165
Pentair, Inc.		6,763	235,420
RBC Bearings, Inc.	*	1,322	57,454
Robbins & Myers, Inc.	†	868	65,647
Sauer-Danfoss, Inc.		832	20,842
Semitool, Inc.	*	2,320	20,138
SPX Corporation		3,647	375,094
Standex International Corporation		724	12,634
T-3 Energy Services, Inc.	*	975	45,835
Tecumseh Products Company Class A	*	1,703	39,867
Tennant Company		1,394	61,740
Timken Company		4,943	162,378
Toro Company		2,570	139,911
TurboChef Technologies, Inc.	*†	994	16,401
Ultratech, Inc.	*	2,462	27,919
Watsco, Inc.	†	1,593	58,559
Willis Lease Finance Corporation	*	1,234	15,474
WJ Communications, Inc.	*	4,940	3,656
Woodward Governor Company		1,794	121,902
			8,590,098
Home Construction, Furnishings & Appliances—1.1%
American Technology Corporation	*	3,686	9,326
Bassett Furniture Industries, Inc.		610	5,697
BE Aerospace, Inc.	*	6,086	321,949
Beazer Homes USA, Inc.	†	2,117	15,729
Brookfield Homes Corporation	†	858	13,556
Cavco Industries, Inc.	*	470	15,905
Dominion Homes, Inc.	*†	650	241
DTS, Inc.	*†	1,605	41,040
Ethan Allen Interiors, Inc.	†	2,407	68,600
Fossil, Inc.	*	3,335	140,003
Furniture Brands International, Inc.	†	4,572	45,994
Gemstar-TV Guide International, Inc.	*	15,679	74,632
Helen of Troy Ltd.	*	2,105	36,080
Herman Miller, Inc.		3,686	119,390
HNI Corporation	†	2,371	83,127
Hooker Furniture Corporation		1,125	22,613
Jarden Corporation	*	4,170	98,454
Kimball International, Inc. Class B		1,500	20,550
Kinetic Concepts, Inc.	*	3,605	193,084
La-Z-Boy, Inc.	†	2,895	22,957
MDC Holdings, Inc.		2,535	94,125
Meritage Homes Corporation	*†	1,260	18,358
Movado Group, Inc.		1,527	38,618
National Presto Industries, Inc.		656	34,545
NVR, Inc.	*†	337	$176,588
Palm Harbor Homes, Inc.	*	1,182	12,470
Parkervision, Inc.	*†	2,943	46,558
Ryland Group, Inc.		3,067	84,496
Sealy Corporation	†	2,640	29,542
Select Comfort Corporation	*†	3,139	22,004
Standard-Pacific Corporation	†	10,118	33,895
Steelcase, Inc. Class A		4,515	71,653
Tempur-Pedic International, Inc.	†	4,765	123,747
Toll Brothers, Inc.	*†	9,179	184,131
Virco Manufacturing Corporation		799	5,897
Walter Industries, Inc.		3,281	117,886
			2,443,440
Household Products—0.2%
Apogee Enterprises, Inc.		2,250	38,498
Charles & Colvard Ltd.	†	693	1,525
Ferro Corporation		2,588	53,649
Gentex Corporation		9,606	170,699
Kronos Worldwide, Inc.		235	4,101
RPM, Inc.		8,223	166,927
Valspar Corporation		6,436	145,067
			580,466
Industrial—Diversified—0.1%
Armstrong World Industries, Inc.	*	1,349	54,108
Blyth, Inc.		2,612	57,307
Lydall, Inc.	*	2,150	22,618
Progressive Gaming International Corporation	*	7,390	18,327
Russ Berrie & Company, Inc.	*	1,157	18,929
			171,289
Insurance—4.5%
Alfa Corporation		2,608	56,515
Alleghany Corporation	*†	400	160,800
Allied World Assurance Holdings Ltd./Bermuda (Bermuda)		2,150	107,866
American Financial Group, Inc.		4,967	143,447
American Independence Corporation	*	430	3,935
American National Insurance		1,095	132,758
American Physicians Capital, Inc.		1,201	49,793
American Safety Ins Holdings (Bermuda)	*	1,082	21,261
Amerigroup Corporation	*†	3,202	116,713
Arch Capital Group Ltd. (Bermuda)	*	3,187	224,205
Argo Group International Holdings Ltd. (Bermuda)	*	1,884	79,373
Arthur J. Gallagher & Company		6,047	146,277
Aspen Insurance Holdings Ltd. (Bermuda)	†	5,236	151,006
Assured Guaranty Ltd. (Bermuda)		3,100	82,274
Axis Capital Holdings Ltd. (Bermuda)		9,232	359,771
Baldwin & Lyons, Inc. Class B		946	25,977
Brown & Brown, Inc.		7,747	182,055
Centene Corporation	*	2,702	74,143
Citizens, Inc., TX	*†	2,504	13,847
CNA Financial Corporation		1,883	63,495
CNA Surety Corporation	*	1,486	29,408
Commerce Group, Inc.		3,964	142,625
Conseco, Inc.	*	12,970	162,903
Covanta Holding Corporation	*	7,320	202,471
Crawford & Company Class B	*	1,891	7,848
Delphi Financial Group, Inc. Class A		2,972	104,852
Donegal Group, Inc. Class B		759	13,852

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
EMC Insurance Group, Inc.	1,041	$24,640
Employers Holdings, Inc.	3,690	61,660
Endurance Specialty Holdings Ltd. (Bermuda)	3,634	151,647
Erie Indemnity Company Class A	3,264	169,369
Everest Re Group Ltd. (Bermuda)	4,133	414,953
FBL Financial Group, Inc. Class A	1,058	36,533
Fidelity National Financial, Inc.	14,810	216,374
First American Corporation	5,586	190,594
FPIC Insurance Group, Inc. *	1,050	45,129
Hanover Insurance Group (The), Inc.	3,548	162,498
Harleysville Group, Inc.	1,278	45,216
HCC Insurance Holdings, Inc.	7,571	217,136
Health Net, Inc. *	7,374	356,164
HealthExtras, Inc. *	1,865	48,639
Healthspring, Inc. *	3,130	59,627
Hilb Rogal & Hobbs Company	2,629	106,659
Horace Mann Educators Corporation †	3,101	58,733
Independence Holding Company	963	12,182
Infinity Property & Casualty Corporation	1,280	46,246
IPC Holdings Ltd. (Bermuda)	3,640	105,087
Kansas City Life Insurance Company	903	39,362
Landamerica Financial Group, Inc.	1,087	36,360
Markel Corporation *	657	322,653
Max Capital Group Ltd. (Bermuda)	3,010	84,250
Mercury General Corporation	1,639	81,639
Molina Healthcare, Inc. *†	1,190	46,053
Montpelier Re Holdings Ltd. (Bermuda) †	5,770	98,148
National Financial Partners Corporation †	2,348	107,092
Nationwide Financial Services Class A	3,334	150,063
Navigators Group, Inc. *	939	61,035
Odyssey Re Holdings Corporation	1,814	66,592
Old Republic International Corporation	15,561	239,795
OneBeacon Insurance Group Ltd. (Bermuda)	2,457	52,826
PMI Group, Inc. (The) †	5,087	67,555
PartnerRe Ltd. (Bermuda) †	3,762	310,478
Penn Treaty American Corporation *	1,630	10,579
Philadelphia Consolidated Holding Corporation *	4,115	161,925
Phoenix Companies, Inc. (The)	6,807	80,799
Platinum Underwriters Holdings Ltd. (Bermuda)	4,036	143,520
PMA Capital Corporation Class A *	1,826	15,010
Presidential Life Corporation	1,145	20,049
ProAssurance Corporation *†	2,078	114,124
Protective Life Corporation	4,733	194,148
Radian Group, Inc.	7,245	84,622
Reinsurance Group of America, Inc.	1,841	96,616
RenaissanceRe Holdings Ltd. (Bermuda)	4,464	268,911
RLI Corporation	1,602	90,978
Safety Insurance Group, Inc.	1,040	38,085
Scottish Re Group Ltd. *	9,193	6,665
SCPIE Holdings, Inc. *	690	18,954
Security Capital Assurance Ltd. (Bermuda) †	3,744	14,564
Selective Insurance Group	3,400	78,166
Stancorp Financial Group, Inc.	3,560	$179,353
State Auto Financial Corporation	958	25,195
Stewart Information Services Corporation	1,684	43,936
Tower Group, Inc.	1,200	40,080
Transatlantic Holdings, Inc.	1,615	117,362
Triad Guaranty, Inc. *†	5,663	55,497
United American Healthcare Corporation *	4,252	10,885
United Fire & Casualty Company	1,472	42,820
Unitrin, Inc.	3,311	158,895
Universal American Corp. *	2,892	74,006
WellCare Health Plans, Inc. *†	2,578	109,333
Wesco Financial Corporation	115	46,805
White Mountains Insurance Group Ltd.	530	272,447
WR Berkley Corporation	10,659	317,745
Zenith National Insurance Corporation	2,253	100,777
		10,185,308
Lodging—1.1%
Ameristar Casinos, Inc.	1,420	39,107
Bluegreen Corporation *	1,800	12,942
Boyd Gaming Corporation	3,538	120,540
Choice Hotels International, Inc.	2,346	77,887
Empire Resorts, Inc. *†	2,513	8,569
International Leisure Hosts Ltd. *	1,200	7,050
Isle of Capri Casinos, Inc. *	1,251	17,226
Las Vegas Sands Corporation *†	6,935	714,652
MGM MIRAGE *	7,980	670,480
Marcus Corporation	1,805	27,887
Monarch Casino & Resort, Inc. *	700	16,856
Morgans Hotel Group Company *	2,390	46,079
MTR Gaming Group, Inc. *	4,525	30,725
Orient-Express Hotels Ltd. Class A (Bermuda)	2,744	157,835
Trump Entertainment Resorts, Inc. *†	2,320	9,976
Vail Resorts, Inc. *†	1,891	101,755
Wynn Resorts Ltd. †	4,001	448,632
		2,508,198
Media—Broadcasting & Publishing—2.4%
4Kids Entertainment, Inc. *	2,466	32,428
Acme Communications, Inc.	1,200	3,276
American Greetings Corporation Class A	3,420	69,426
Beasley Broadcasting Group, Inc. Class A	1,150	5,980
Belo Corporation Class A	6,361	110,936
Cablevision Systems Corporation Class A *	14,877	364,487
Charter Communications, Inc. Class A *†	28,067	32,838
Citadel Broadcasting Corporation †	11,863	24,438
COX Radio, Inc. Class A *	3,253	39,524
Crown Media Holdings, Inc. *†	4,399	28,594
CSS Industries, Inc.	420	15,414
Cumulus Media, Inc. Class A *†	3,854	30,986
EchoStar Communications Corporation Class A *	13,480	508,466
Emmis Communications Corporation Class A *†	4,461	17,175
Entercom Communications Corporation	1,873	25,641
Entravision Communications Corporation Class A *	4,930	38,602

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Gray Television, Inc.		3,878	$31,102
Handleman Company	*	3,857	6,595
Harte-Hanks, Inc.		3,759	65,031
Hearst-Argyle Television, Inc.		1,654	36,570
Idearc, Inc.		9,584	168,295
John Wiley & Sons Class A		3,091	132,388
Journal Communications, Inc. Class A		3,220	28,787
Journal Register Company	†	6,458	11,366
Lee Enterprises, Inc.		2,744	40,200
Liberty Global, Inc.	*	300	10,977
Liberty Global, Inc. Class A	*	23,771	931,585
Liberty Media Corporation Interactive Class A	*†	42,294	806,970
Liberty Media Holdings Corporation Capital Class A	*	8,284	965,003
LIN TV Corporation Class A	*	2,390	29,086
Lodgenet Entertainment Corporation	*	1,250	21,800
Martha Stewart Living Omnimedia Class A	*†	1,860	17,242
McClatchy Company Class A	†	3,506	43,895
Media General, Inc. Class A		1,595	33,894
Mediacom Communications Corporation	*†	3,433	15,757
Playboy Enterprises, Inc. Class B	*	1,251	11,409
PRIMEDIA, Inc.		1,508	12,818
Radio One, Inc. Class A	*	4,327	10,082
Radio Unica Communications Corporation	*‡d	1,900	—
Regent Communications, Inc.	*	3,610	5,559
RH Donnelley Corporation	*†	4,669	170,325
Salem Communications Corporation Class A		850	5,602
Scholastic Corporation	*†	2,095	73,095
Sinclair Broadcast Group, Inc. Class A	†	4,220	34,646
Spanish Broadcasting System, Inc. Class A	*	4,320	7,992
Sun-Times Media Group, Inc. Class A	*	2,614	5,751
Time Warner Cable, Inc. Class A	*	10,268	283,397
Tivo, Inc.	*†	5,766	48,088
Young Broadcasting, Inc. Class A	*	831	873
			5,414,391
Medical Supplies—3.3%
Abaxis, Inc.	*	1,864	66,843
Abiomed, Inc.	*†	2,606	40,497
Advanced Medical Optics, Inc.	*†	4,249	104,228
Align Technology, Inc.	*†	4,029	67,204
American Medical Systems Holdings, Inc.	*†	5,369	77,636
American Science & Engineering, Inc.	†	530	30,078
Angiodynamics, Inc.	*	2,450	46,648
ArthoCare Corporation	*†	1,902	91,391
Aspect Medical Systems, Inc.	*	2,322	32,508
Avigen, Inc.	*	3,880	16,490
Axsys Technologies, Inc.	*	885	32,435
Beckman Coulter, Inc.		4,161	302,921
Bioject Medical Technologies, Inc.	*	4,491	2,380
Biolase Technology, Inc.	*	3,105	7,328
Bio-Rad Laboratories, Inc. Class A	*	1,338	138,644
Bruker BioSciences Corporation	*	4,130	54,929
Candela Corporation	*	2,794	15,591
Cantel Medical Corporation	*	1,690	$24,640
Cepheid, Inc.	*†	4,050	106,718
Cerus Corporation	*	3,201	20,839
Chindex International, Inc.	*	1,689	58,321
Clarient, Inc.	*	3,308	6,682
Coherent, Inc.	*	2,327	58,338
Conceptus, Inc.	*	2,419	46,542
Conmed Corporation	*	2,086	48,207
Cooper Companies, Inc.		2,668	101,384
Cutera, Inc.	*†	1,264	19,845
Cyberonics, Inc.	*	956	12,581
Cynosure Inc.-Class A	*	772	20,427
Datascope Corporation		1,121	40,804
Dentsply International, Inc.		9,343	420,622
Depomed, Inc.	*	2,500	8,150
Endologix, Inc.	*	1,350	3,780
EP Medsystems, Inc.	*	5,240	10,899
ev3, Inc.	*†	7,025	89,288
Excel Technology, Inc.	*	562	15,230
Faro Technologies, Inc.	*	1,212	32,942
FEI Company	*†	2,138	53,087
Haemonetics Corporation	*†	1,865	117,532
Hanger Orthopedic Group, Inc.	*	3,263	35,926
HealthTronics Surgical Services, Inc.	*	2,530	11,613
Hillenbrand Industries, Inc.		3,951	220,189
Hologic, Inc.	*†	7,475	513,084
ICU Medical, Inc.	*	1,096	39,467
I-Flow Corporation	*	2,590	40,870
II-VI, Inc.	*	1,404	42,892
Illumina, Inc.	*†	3,446	204,210
Integra LifeSciences Holdings Corporation	*†	1,190	49,897
Intest Corporation	*	950	2,109
Intuitive Surgical, Inc.	*	2,413	783,019
Invacare Corporation		1,874	47,225
ION Geophysical Corporation	*	5,372	84,770
IRIS International, Inc.	*	2,570	50,423
Kensey Nash Corporation	*	867	25,941
Kopin Corporation	*	5,031	15,898
L-1 Identity Solutions, Inc.	*†	4,772	85,657
Meade Instruments Corporation	*	1,640	2,034
Mechanical Technology, Inc.	*	5,237	3,928
Medical Action Industries, Inc.	*	1,860	38,781
Mentor Corporation	†	2,401	93,879
Merit Medical Systems, Inc.	*	2,509	34,875
Mesa Laboratories, Inc.		1,200	30,390
Mettler-Toledo International, Inc.	*	2,418	275,168
MWI Veterinary Supply, Inc.	*	908	36,320
Nanogen, Inc.	*	2,280	822
Newport Corporation	*†	3,015	38,562
NuVasive, Inc.	*†	2,136	84,415
Nyer Medical Group, Inc.	*	2,533	4,129
Orthofix International NV	*	1,020	59,129
Orthologic Corporation	*	1,517	2,048
Osteotech, Inc.	*	1,499	11,722
Owens & Minor, Inc.		2,882	122,283
OYO Geospace Corporation	*	550	41,448
PSS World Medical, Inc.	*	4,966	97,185
Palomar Medical Technologies, Inc.	*†	1,117	17,112
Q-Med, Inc.	*	1,635	253
Resmed, Inc.	*	5,166	271,370
Respironics, Inc.	*	4,929	322,751
Rochester Medical Corporation	*	870	9,692
Rofin-Sinar Technologies, Inc.	*	2,208	106,227
Sirona Dental Systems, Inc.	*	1,040	34,819
Somanetics Corporation	*	1,572	37,178

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Sonic Innovations Inc.	*	2,950	$22,774
SonoSite, Inc.	*	1,650	55,556
Spectranetics Corporation	*	3,376	51,754
Staar Surgical Company	*	2,688	7,096
Steris Corporation		4,157	119,888
Synovis Life Technologies, Inc.	*	957	18,709
Techne Corporation	*	2,532	167,239
Theragenics Corporation	*	5,822	20,843
Thoratec Corporation	*†	3,337	60,700
Tomotherapy, Inc.	*	3,022	59,110
Urologix, Inc.	*	1,050	1,218
Varian, Inc.	*	2,067	134,975
Ventana Medical Systems, Inc.	*†	2,370	206,735
Vital Images, Inc.	*†	1,498	27,069
Vital Signs, Inc.		635	32,461
Vivus, Inc.	*†	4,800	24,864
Wright Medical Group, Inc.	*	2,180	63,591
Young Innovations, Inc.		677	16,187
Zoll Medical Corporation	*	1,232	32,919
Zygo Corporation	*	2,489	31,013
			7,629,020
Metals—2.5%
AK Steel Holding Corporation	*	7,198	332,836
Ameron International Corporation		543	50,037
Aptargroup, Inc.		4,315	176,527
Brush Engineered Materials, Inc.	*	1,122	41,738
Carpenter Technology Corporation		3,482	261,742
Century Aluminum Company	*	1,797	96,930
Chart Industries, Inc.	*	1,742	53,828
Circor International, Inc.		1,232	57,116
Cleveland-Cliffs, Inc.		2,729	275,083
Commercial Metals Company		8,014	235,211
Commercial Vehicle Group, Inc.	*	3,457	50,127
Commscope, Inc.	*†	4,285	210,872
Couer d’Alene Mines Corporation	*†	37,188	183,709
Crane Company		3,212	137,795
Dynamic Materials Corporation		875	51,538
Encore Wire Corporation	†	810	12,895
Esmark, Inc.	*	2,709	38,278
General Cable Corporation	*	3,477	254,795
Gibraltar Industries, Inc.		1,868	28,805
Griffon Corporation	*	2,293	28,548
Haynes International, Inc.	*	684	47,538
Hecla Mining Company	*	8,305	77,652
Hubbell, Inc. Class B		3,811	196,648
Insteel Industries, Inc.		1,400	16,422
Kaiser Aluminum Corporation		1,080	85,838
L.B. Foster Company Class A	*	951	49,195
Ladish Company, Inc.	*	970	41,894
Material Sciences Corporation	*	2,565	19,058
Matthews International Corporation Class A	†	2,314	108,457
MAXXAM, Inc.	*	857	24,039
Mueller Industries, Inc.		2,172	62,966
Mueller Water Products, Inc. Class A	†	5,532	52,665
Mueller Water Products, Inc. Class B		4,149	41,366
NCI Building Systems, Inc.	*†	1,232	35,469
Northwest Pipe Company	*†	630	24,658
Olympic Steel, Inc.		630	19,977
Optical Cable Corporation	*	241	962
Quanex Corporation		2,570	133,383
Reliance Steel & Aluminum Company		4,201	227,694
Royal Gold, Inc.	†	1,854	56,584
RTI International Metals, Inc.	*	1,370	$94,434
Schnitzer Steel Industries, Inc. Class A		1,484	102,589
Shiloh Industries, Inc.		1,441	14,194
Simpson Manufacturing Company, Inc.	†	2,796	74,346
Southern Copper Corporation	†	4,741	498,421
Steel Dynamics, Inc.		5,957	354,858
Stillwater Mining Company	*	2,228	21,522
Sturm, Ruger & Company, Inc.	*	2,146	17,769
Superior Essex, Inc.	*	1,387	33,288
Superior Telecom, Inc.	*‡d	2,014	—
Taser International, Inc.	*†	4,142	59,603
Texas Industries, Inc.		1,692	118,609
Tredegar Corporation		1,607	25,841
Universal Stainless & Alloy Products, Inc.	*	500	17,785
Valmont Industries, Inc.		1,162	103,557
Watts Water Technologies, Inc. Class A		2,495	74,351
Worthington Industries, Inc.	†	4,120	73,666
			5,585,708
Oil & Gas—8.8%
Abraxas Petroleum Corporation	*	7,445	28,738
Adams Resources & Energy, Inc.		1,462	37,573
AGL Resources, Inc.		5,318	200,170
American Oil & Gas, Inc.	*	4,104	23,803
Apco Argentina, Inc. (Cayman Islands)		2,488	68,470
Arena Resources, Inc.	*	2,280	95,099
Atlas America, Inc.		1,882	111,377
Atmos Energy Corporation		6,081	170,511
ATP Oil & Gas Corporation	*	1,989	100,524
Atwood Oceanics, Inc.	*†	1,662	166,599
Aurora Oil & Gas Corporation	*†	12,100	18,755
Basic Energy Services, Inc.	*†	1,420	31,169
Berry Petroleum Company Class A		2,362	104,991
Bill Barrett Corporation	*†	2,112	88,429
Blue Dolphin Energy Company	*†	3,650	5,658
Boardwalk Pipeline Partners, LP		2,501	77,781
Bois D’ Arc Energy, Inc.	*	1,634	32,435
BP Prudhoe Bay Royalty Trust	†	1,528	122,546
Breitburn Energy Partners LP Ltd. Partnership	†	2,832	81,845
Buckeye Partners, LP	†	2,828	139,731
Cabot Oil & Gas Corporation		6,571	265,271
Callon Petroleum Company	*	3,060	50,337
Cano Petroleum, Inc.	*	5,875	40,479
Carrizo Oil & Gas, Inc.	*	1,600	87,600
Cheniere Energy, Inc.	*	3,238	105,688
Chesapeake Utilities Corporation		1,039	33,092
Cimarex Energy Company		5,589	237,700
Clayton Williams Energy, Inc.	*	550	17,138
CNX Gas Corporation	*†	2,120	67,734
Complete Production Services, Inc.	*	2,350	42,230
Comstock Resources, Inc.	*	3,195	108,630
Contango Oil & Gas Company	*	1,270	64,630
Continental Resources, Inc.	*	3,305	86,360
Copano Energy LLC	†	2,263	82,260
CREDO Petroleum Corporation	*	700	6,944
Cross Timbers Royalty Trust		833	34,361
Crosstex Energy, Inc.		3,380	125,871
CVR Energy, Inc.	*	1,270	31,674
Dawson Geophysical Company	*	930	66,458
DCP Midstream Partners, LP	†	1,386	63,687
Delta Natural Gas Company, Inc.		380	9,595

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Delta Petroleum Corporation	*†	3,962	$74,684
Denbury Resources, Inc.	*	15,852	471,597
Diamond Offshore Drilling, Inc.	†	4,270	606,340
Dorchester Minerals, LP		1,880	37,844
Edge Petroleum Corporation	*†	5,201	30,842
Electro-Sensors, Inc.	*	2,581	15,176
Enbridge Energy Partners, LP		3,468	175,273
Encore Acquisition Company	*†	3,216	107,318
Energen Corporation		4,319	277,409
Energy Partners Ltd.	*	1,667	19,687
Energy Transfer Equity, LP		8,343	293,924
Energy Transfer Partners, LP		5,712	307,763
EnergySouth, Inc.		520	30,160
Enterprise Products Partners, LP	†	18,030	574,796
Equitable Resources, Inc.		7,519	400,612
EXCO Resources, Inc.	*	5,400	83,592
Exterran Holdings, Inc.	*	4,339	354,930
Forest Oil Corporation	*	5,265	267,673
Frontier Oil Corporation		7,101	288,159
FX Energy, Inc.	*	2,797	15,887
Genesis Energy LP Ltd. Partnership		2,211	51,959
Global Industries Ltd.	*	5,289	113,290
Global Partners LP Ltd. Partnership		839	21,856
Grey Wolf, Inc.	*†	13,740	73,234
Harvest Natural Resources, Inc.	*	3,340	41,750
Headwaters, Inc.	*†	2,476	29,068
Helix Energy Solutions Group, Inc.	*	5,589	231,944
Helmerich & Payne, Inc.		6,493	260,175
Hercules Offshore, Inc.	*†	7,080	168,362
Holly Corporation		2,856	145,342
Holly Energy Partners, LP		670	29,313
Hugoton Royalty Trust		3,289	73,772
Key Energy Services, Inc.	*	9,195	132,316
Kinder Morgan Energy Partners, LP		9,637	520,302
Kinder Morgan Management LLC	*	4,268	225,948
Laclede Group, Inc. (The)		1,816	62,180
Linn Energy LLC	†	7,334	183,570
Macquarie Infrastructure Company LLC		3,017	122,279
Magellan Midstream Partners	†	4,527	196,291
Mariner Energy, Inc.	*	4,799	109,801
Markwest Energy Partners, LP		1,960	66,209
Markwest Hydrocarbon, Inc.		1,182	74,052
McMoRan Exploration Company	*†	3,772	49,375
MDU Resources Group, Inc.		11,080	305,919
Meridian Resource Corporation	*	11,330	20,507
National Fuel Gas Company		4,695	219,163
New Jersey Resources Corporation		1,961	98,089
Newfield Exploration Company	*	8,443	444,946
Newpark Resources, Inc.	*	6,294	34,302
NGAS Resources, Inc. (Canada)	*	6,300	35,469
Northwest Natural Gas Company		1,634	79,510
NuStar Energy, LP		2,540	135,382
NuStar GP Holdings LLC		2,132	60,869
Oceaneering International, Inc.	*	3,630	244,481
ONEOK Partners, LP	†	3,165	193,856
Oneok, Inc.		6,533	292,482
Parallel Petroleum Corporation	*	2,560	45,133
Parker Drilling Company	*	9,263	69,936
Patterson-UTI Energy, Inc.		10,608	207,068
Penn Virginia Corporation		2,681	116,972
Petrohawk Energy Corporation	*†	11,525	199,498
Petroleum Development Corporation	*	1,030	60,904
Petroquest Energy, Inc.	*†	3,600	$51,480
Piedmont Natural Gas Company	†	4,965	129,884
Pioneer Drilling Company	*	2,930	34,808
Pioneer Natural Resources Company	†	8,060	393,650
Plains All American Pipeline, LP	†	6,145	319,540
Plains Exploration & Production Company	*	7,781	420,174
PowerSecure International, Inc.	*	2,650	35,775
Pride International, Inc.	*	10,885	369,002
Quest Resource Corporation	*	5,130	36,782
Quicksilver Resources, Inc.	*†	3,750	223,463
Resource America, Inc. Class A		1,547	22,694
Rosetta Resources, Inc.	*	3,732	74,006
RPC, Inc.		2,280	26,699
SandRidge Energy, Inc.	*†	1,830	65,624
SEACOR Holdings, Inc.	*	1,646	152,650
South Jersey Industries, Inc.		1,794	64,745
Southern Union Company		6,540	192,014
Southwest Gas Corporation		3,043	90,590
Southwestern Energy Company	*	11,004	613,143
St. Mary Land & Exploration Company		4,302	166,100
Stone Energy Corporation	*	1,868	87,628
Sulphco, Inc.	*†	8,130	42,439
Sunoco Logistics Partners, LP		970	48,704
Superior Energy Services, Inc.	*	5,513	189,757
Swift Energy Company	*	2,182	96,248
Syntroleum Corporation	*	9,066	7,615
TC Pipelines, LP		800	28,960
Teppco Partners, LP		4,968	190,423
Tetra Technologies, Inc.	*	4,342	67,605
Tidewater, Inc.		3,764	206,493
Toreador Resources Corporation	*	2,250	15,728
Transmeridian Exploration, Inc.	*†	12,000	23,880
TransMontaigne Partners, LP		786	22,315
Trico Marine Services, Inc.	*	1,353	50,088
Tri-Valley Corporation	*†	2,100	15,540
TXCO Resources, Inc.	*	3,031	36,554
UGI Corporation		7,088	193,148
Ultra Petroleum Corporation	*	9,841	703,632
Unit Corporation	*	3,231	149,434
VAALCO Energy, Inc.	*	8,030	37,340
Vectren Corporation		5,280	153,173
W&T Offshore, Inc.	†	2,081	62,347
Warren Resources, Inc.	*	3,440	48,607
Wd-40 Company		950	36,072
Western Refining, Inc.	†	2,380	57,620
WGL Holdings, Inc.		3,492	114,398
W-H Energy Services, Inc.	*	2,151	120,908
Whiting Petroleum Corporation	*	2,638	152,107
Williams Partners, LP		1,897	74,362
			20,130,431
Pharmaceuticals—5.8%
Aastrom Biosciences, Inc.	*	3,290	1,711
Abraxis BioScience, Inc.	*	435	29,915
Accelrys, Inc.	*	3,326	25,045
Adams Respiratory Therapeutics, Inc.	*†	2,185	130,532
Adolor Corporation	*	8,628	39,689
Affymetrix, Inc.	*†	4,310	99,733
Albany Molecular Research, Inc.	*	1,371	19,715
Alexion Pharmaceuticals, Inc.	*	2,536	190,276
Alexza Pharmaceuticals, Inc.	*	2,897	23,437
Alfacell Corporation	*†	2,756	4,740
Alkermes, Inc.	*	7,233	112,762

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Allscripts Healthcare Solutions, Inc.	*†	3,186	$61,872
Alnylam Pharmaceuticals, Inc.	*†	1,755	51,035
Alpharma, Inc. Class A	*	2,513	50,637
Alseres Pharmaceuticals, Inc.	*	724	2,158
AMAG Pharmaceuticals, Inc.	*	1,051	63,197
Amylin Pharmaceuticals, Inc.	*†	8,498	314,426
Anesiva, Inc.	*	1,779	8,895
Antigenics, Inc.	*†	9,214	18,797
APP Pharmaceuticals, Inc.	*	1,744	17,911
Applera Corporation-Celera Group	*	5,787	91,840
Arena Pharmaceuticals, Inc.	*†	4,029	31,547
Ariad Pharmaceuticals, Inc.	*	5,713	24,280
ArQule, Inc.	*	4,724	27,399
Array BioPharma, Inc.	*	4,170	35,111
Atherogenics, Inc.	*	2,914	1,107
Auxilium Pharmaceuticals Inc.	*	2,347	70,387
AVANIR Pharmaceuticals Class A	*	9,525	12,002
Avant Immunotherapeutics, Inc.	*	6,670	3,268
AVI BioPharma, Inc.	*	7,700	10,857
Bare Escentuals, Inc.	*†	3,370	81,723
Bentley Pharmaceuticals, Inc.	*†	2,011	30,346
BioCryst Pharmaceuticals, Inc.	*†	3,943	24,368
BioMarin Pharmaceuticals, Inc.	*†	6,484	229,534
BioScrip, Inc.	*	3,476	26,869
Bradley Pharmaceuticals, Inc.	*	1,581	31,146
Cambrex Corporation		2,958	24,788
Cell Genesys, Inc.	*	10,214	23,492
Cell Therapeutics, Inc.	*†	5,292	9,949
Cephalon, Inc.	*†	4,395	315,385
Charles River Laboratories International, Inc.	*	4,497	295,903
Collagenex Pharmaceuticals, Inc.	*	1,558	14,879
Columbia Laboratories, Inc.	*	5,940	13,484
Cubist Pharmaceuticals, Inc.	*	4,049	83,045
CuraGen Corporation	*	6,958	6,401
CV Therapeutics, Inc.	*†	4,341	39,286
Cypress Bioscience, Inc.	*	4,031	44,462
Cytogen Corporation	*	2,255	1,173
Cytokinetics, Inc.	*	4,127	19,521
CytRx Corporation	*†	10,564	30,002
DataTRAK International, Inc.	*	1,359	2,174
Dendreon Corporation	*†	7,889	49,070
Discovery Laboratories, Inc.	*	10,296	22,136
Durect Corporation	*	7,330	47,132
Dyax Corporation	*	3,200	11,712
Emisphere Technologies, Inc.	*	3,412	9,315
Encysive Pharmaceuticals, Inc.	*	9,599	8,159
Endo Pharmaceuticals Holdings, Inc.	*	8,848	235,976
EntreMed, Inc.	*	1,390	1,668
EpiCept Corporation	*†	481	611
EPIX Pharmaceuticals, Inc.	*	3,320	13,081
Exact Sciences Corporation	*	7,997	25,750
Exelixis, Inc.	*	6,955	60,022
Genaera Corporation	*	797	1,594
Gene Logic, Inc.	*	950	779
Genelabs Technologies	*	721	894
Genentech, Inc.	*	30,191	2,024,910
Genitope Corporation	*†	2,890	2,139
Gen-Probe, Inc.	*	3,465	218,052
Geron Corporation	*†	5,440	30,899
GTC Biotherapeutics, Inc.	*	3,988	3,490
GTx, Inc.	*	1,710	24,539
Hana Biosciences, Inc.	*†	3,510	3,721
Hemispherx Biopharma, Inc.	*†	4,821	$3,809
Henry Schein, Inc.	*†	5,826	357,716
Herbalife Ltd. (Cayman Islands)		3,518	141,705
Heska Corporation	*	4,463	8,167
Hi-Tech Pharmacal Company, Inc.	*	2,404	23,343
Hollis-Eden Pharmaceuticals	*	3,834	6,019
Human Genome Sciences, Inc.	*†	8,883	92,739
Idexx Laboratories, Inc.	*	4,146	243,080
Idenix Pharmaceuticals, Inc.	*	3,110	8,397
Idera Pharmaceuticals, Inc.	*†	1,932	25,309
ImClone Systems, Inc.	*	4,046	173,978
Immtech Pharmaceuticals, Inc.	*†	3,841	13,251
Immucor, Inc.	*	4,745	161,283
ImmunoGen, Inc.	*	1,903	7,897
Incyte Corporation	*†	4,623	46,461
Indevus Pharmaceuticals, Inc.	*†	6,691	46,502
Inspire Pharmaceuticals, Inc.	*	4,570	27,329
InterMune, Inc.	*†	2,819	37,577
Introgen Therapeutics, Inc.	*†	2,150	6,300
Inverness Medical Innovations, Inc.	*†	3,410	191,574
Invitrogen Corporation	*	3,117	291,159
Isis Pharmaceuticals, Inc.	*†	5,868	92,421
Kendle International, Inc.	*	790	38,647
Keryx Biopharmaceuticals, Inc.	*	3,220	27,048
Kosan Biosciences, Inc.	*	2,000	7,200
KV Pharmaceutical Company Class A	*†	3,009	85,877
Lexicon Pharmaceuticals, Inc.	*	7,724	23,404
LifeCell Corporation	*	2,412	103,981
Lifecore Biomedical, Inc.	*	1,730	24,999
Luminex Corporation	*†	3,213	52,179
Mannatech, Inc.	†	2,631	16,628
MannKind Corporation	*†	6,322	50,323
Martek Biosciences Corporation	*†	2,568	75,961
Maxygen, Inc.	*	2,991	24,018
Medarex, Inc.	*†	7,804	81,318
Medicines Company	*	4,130	79,131
Medicis Pharmaceutical Corporation Class A	†	3,487	90,557
Medifast, Inc.	*	2,284	11,077
Meridian Bioscience, Inc.		2,700	81,216
MGI Pharma, Inc.	*	4,974	201,596
Millennium Pharmaceuticals, Inc.	*	21,266	318,565
Monogram Biosciences, Inc.	*	9,010	13,065
Myriad Genetics, Inc.	*	2,939	136,428
Nabi Biopharmaceuticals	*	6,806	24,570
Nastech Pharmaceutical Company, Inc.	*†	3,350	12,730
NBTY, Inc.	*	4,147	113,628
Nektar Therapeutics	*†	8,780	58,914
NeoPharm, Inc.	*	965	560
Neose Technologies, Inc.	*	5,705	6,104
Neurobiological Technologies, Inc.	*	448	1,380
Neurocrine Biosciences, Inc.	*	2,039	9,257
Neurogen Corporation	*	1,873	6,462
NitroMed, Inc.	*	2,250	2,273
Northfield Laboratories, Inc.	*	1,890	1,947
Novavax, Inc.	*	11,268	37,522
Noven Pharmaceuticals, Inc.	*	1,350	18,738
NPS Pharmaceuticals, Inc.	*	3,900	14,937
Nu Skin Enterprises, Inc. Class A		3,019	49,602
Nuvelo, Inc.	*	8,720	15,958
Omnicare, Inc.	†	8,076	184,214
Onyx Pharmaceuticals, Inc.	*†	3,374	187,662
OraSure Technologies, Inc.	*	4,328	38,476

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Oscient Pharmaceuticals Corporation	*†	4,064	$5,486
OSI Pharmaceuticals, Inc.	*	3,581	173,714
Pain Therapeutics, Inc.	*†	3,499	37,089
Palatin Technologies, Inc.	*	2,104	421
Panacos Pharmaceuticals, Inc.	*	2,667	2,107
Par Pharmaceutical Companies, Inc.	*	3,271	78,504
Parexel International Corporation	*	1,844	89,065
PDL BioPharma, Inc.	*	7,921	138,776
Penwest Pharmaceuticals Company	*	5,730	33,521
Peregrine Pharmaceuticals, Inc.	*	9,115	3,373
Perrigo Company		5,083	177,956
Pharmaceutical Product Development, Inc.		6,933	279,885
Pharmacopeia, Inc.	*	4,683	22,338
Pharmacyclics, Inc.	*	1,701	2,466
PharmaNet Development Group, Inc.	*	1,036	40,622
PharMerica Corporation	*†	2,249	31,216
Pharmion Corporation	*†	2,062	129,617
Poniard Pharmaceuticals, Inc.	*	3,696	16,299
Pozen, Inc.	*†	1,922	23,064
Prestige Brands Holdings, Inc.	*	2,900	21,692
Progenics Pharmeceuticals, Inc.	*	1,383	24,991
Quidel Corporation	*	2,820	54,905
Ramtron International Corporation	*	1,920	8,256
Regeneration Technologies, Inc.	*	3,227	28,010
Regeneron Pharmaceuticals, Inc.	*	4,693	113,336
Renovis, Inc.	*	7,533	22,825
Rentech, Inc.	*	14,020	25,376
Repligen Corporation	*	3,422	22,414
Rigel Pharmaceuticals, Inc.	*	2,990	75,916
Salix Pharmaceuticals Ltd.	*†	4,445	35,027
Savient Pharmaceuticals, Inc.	*†	4,700	107,959
Sciclone Pharmaceuticals, Inc.	*	4,800	9,888
Sciele Pharma, Inc.	*	2,476	50,634
SCOLR Pharma, Inc.	*	2,400	3,456
Senomyx, Inc.	*†	2,620	19,624
Sepracor, Inc.	*	7,237	189,971
Sequenom, Inc.	*	3,594	34,323
SIGA Technologies, Inc.	*	4,650	14,322
StemCells, Inc.	*	3,500	5,250
SuperGen, Inc.	*	3,719	13,574
Symyx Technologies, Inc.	*	1,965	15,091
Targeted Genetics Corporation	*†	3,456	5,322
Telik, Inc.	*†	6,069	21,059
Theravance, Inc.	*	3,130	61,035
Third Wave Technologies, Inc.	*	5,437	52,467
Titan Pharmaceuticals, Inc.	*	4,244	7,130
TorreyPines Therapeutics, Inc.	*	347	793
Trimeris, Inc.	*†	4,014	28,018
United Therapeutics Corporation	*†	1,264	123,430
USANA Health Sciences, Inc.	*†	743	27,550
Valeant Pharmaceuticals International	*	5,975	71,521
Vanda Pharmaceuticals, Inc.	*†	2,119	14,579
Verenium Corporation	*†	1,790	8,932
Vermillion, Inc.	*	1,500	1,200
Vertex Pharmaceuticals, Inc.	*	8,644	200,800
Vion Pharmaceuticals, Inc.	*	4,504	2,482
Viropharma, Inc.	*	4,402	34,952
Warner Chilcott Ltd. Class A (Bermuda)	*	5,318	94,288
XenoPort, Inc.	*	1,300	72,644
XOMA Ltd.	*	12,047	$40,839
Zymogenetics, Inc.	*†	2,343	27,343
			13,130,771
Public Administration—0.1%
Corrections Corporation of America	*	8,255	243,605
Geo Group, Inc. (The)	*	3,213	89,964
			333,569
Real Estate—5.6%
Acadia Realty Trust REIT		2,059	52,731
Agree Realty Corporation REIT		1,045	31,455
Alesco Financial, Inc. REIT	†	5,693	18,673
Alexander’s, Inc. REIT	*	119	42,037
Alexandria Real Estate Equities, Inc. REIT		2,006	203,950
AMB Property Corporation REIT		6,448	371,147
American Campus Communities, Inc. REIT		2,136	57,352
American Financial Realty Trust REIT		8,333	66,831
American Land Lease, Inc. REIT		729	14,456
American Mortgage Acceptance Corporation REIT		1,732	1,888
Annaly Capital Management, Inc.		25,104	456,391
Anthracite Capital, Inc. REIT	†	3,940	28,526
Anworth Mortgage Asset Corporation REIT	†	3,855	31,842
Arbor Realty Trust, Inc. REIT	†	1,450	23,360
Arizona Land Income Corporation REIT Class A		1,050	6,090
Ashford Hospitality Trust, Inc. REIT		7,797	56,060
Associated Estates Realty Corporation REIT		2,550	24,072
BioMed Realty Trust, Inc. REIT	†	4,010	92,912
Brandywine Realty Trust REIT	†	6,205	111,256
BRE Properties Class A		3,450	139,829
Brookfield Properties Company (Canada)	†	13,501	259,894
BRT Realty Trust REIT	†	916	14,015
California Coastal Communities, Inc.	*	1,028	6,045
Camden Property Trust REIT		3,855	185,618
Capital Alliance Income Trust Ltd. REIT	*	799	3,236
Capital Trust Class A	†	923	28,290
CapitalSource, Inc.	†	9,619	169,198
CapLease, Inc.		2,320	19,534
Capstead Mortgage Corporation REIT		3,102	40,915
CBL & Associates Properties, Inc. REIT		4,638	110,895
CBRE Realty Finance, Inc. REIT		3,335	17,809
Cedar Shopping Centers, Inc. REIT		2,659	27,202
Colonial Properties Trust REIT	†	2,752	62,278
Consolidated-Tomoka Land Company		530	33,220
Corporate Office Properties Trust SBI MD REIT		2,852	89,838
Cousins Properties, Inc. REIT	†	2,338	51,670
DCT Industrial Trust, Inc. REIT		10,500	97,755
Deerfield Capital Corp. REIT	†	4,801	38,408
DiamondRock Hospitality Company REIT	†	5,836	87,423
Digital Realty Trust, Inc. REIT	†	3,825	146,765
Douglas Emmett, Inc. REIT		6,328	143,076
Duke Realty Corporation REIT		9,024	235,346
Dupont Fabros Technology REIT		2,483	48,667

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Eastgroup Properties, Inc. REIT	1,761	$73,698
Education Realty Trust, Inc. REIT	1,700	19,108
Entertainment Properties Trust REIT	1,919	90,193
Equity Lifestyle Properties, Inc. REIT	1,281	58,503
Equity One, Inc. REIT †	2,445	56,308
Essex Property Trust, Inc. REIT	1,578	153,839
Extra Space Storage, Inc. REIT	4,170	59,589
Federal Realty Investment Trust REIT †	3,700	303,955
FelCor Lodging Trust, Inc. REIT	3,938	61,393
First Industrial Realty Trust, Inc. REIT †	2,823	97,676
First Potomac Realty Trust REIT	2,349	40,614
Forest City Enterprises, Inc. Class A	4,558	202,558
Franklin Street Properties Corporation REIT	3,670	54,316
Friedman Billings Ramsey Group, Inc. Class A	14,580	45,781
Getty Realty Corporation REIT	1,418	37,832
Glimcher Realty Trust REIT	2,205	31,509
GMH Communities Trust REIT	2,460	13,579
Grubb and Ellis Company	2,553	16,365
HCP, Inc. REIT	13,364	464,800
Health Care REIT, Inc. †	5,358	239,449
Healthcare Realty Trust, Inc. REIT	2,871	72,895
Hersha Hospitality Trust REIT	3,010	28,595
Highwoods Properties, Inc. REIT	4,003	117,608
Hilltop Holdings, Inc. *	3,923	42,839
HMG Courtland Properties REIT *	1,250	12,750
Home Properties, Inc. REIT †	2,101	94,230
Hospitality Properties Trust REIT	6,378	205,499
HRPT Properties Trust REIT	12,454	96,269
Icahn Enterprises, LP †	533	69,141
IMPAC Mortgage Holdings, Inc. REIT	9,264	5,188
Inland Real Estate Corporation REIT †	3,790	53,666
iStar Financial, Inc. REIT †	8,506	221,581
JER Investors Trust, Inc. REIT †	2,190	23,586
Jones Lang Lasalle, Inc. †	2,490	177,188
Kilroy Realty Corporation REIT	2,262	124,320
Kite Realty Group Trust REIT	2,870	43,825
KKR Financial Holdings LLC	7,988	112,231
LaSalle Hotel Properties REIT	2,501	79,782
Lexington Corporate Properties Trust REIT †	4,080	59,323
Liberty Property Trust REIT	6,264	180,466
LTC Properties, Inc. REIT	1,460	36,573
Luminent Mortgage Capital, Inc. REIT	3,939	3,072
Macerich Company (The) REIT †	4,664	331,424
Mack-Cali Realty Corporation REIT	4,130	140,420
Maguire Properties, Inc. REIT †	2,300	67,781
Medical Properties Trust, Inc. REIT	3,358	34,218
MFA Mortgage Investments, Inc. REIT †	7,833	72,455
Mid-America Apartment Communities, Inc. REIT	1,821	77,848
Mission West Properties REIT	1,418	13,485
Monmouth Class A REIT	4,925	39,893
National Health Investors, Inc. REIT	1,871	52,201
National Retail Properties, Inc. REIT †	4,114	96,185
Nationwide Health Properties, Inc. REIT †	6,139	192,765
Newcastle Investment Corporation REIT †	4,400	$57,024
NorthStar Realty Finance Corporation REIT †	3,990	35,591
NovaStar Financial, Inc. REIT *†	1,453	4,199
Omega Healthcare Investors, Inc. REIT †	4,792	76,912
Parkway Properties, Inc. REIT	1,147	42,416
Pennsylvania REIT	2,750	81,620
PMC Commercial Trust REIT	2,035	21,897
Post Properties, Inc. REIT †	3,035	106,589
Potlatch Corporation	2,433	108,123
PS Business Parks, Inc. REIT	1,123	59,014
RAIT Financial Trust †	5,932	51,134
Ramco-Gershenson Properties REIT	1,412	30,174
Rayonier, Inc. REIT	5,154	243,475
Realty Income Corporation REIT †	6,792	183,520
Redwood Trust, Inc. REIT †	1,683	57,626
Regency Centers Corporation REIT	4,549	293,365
Resource Capital Corporation †	3,788	35,266
Saul Centers, Inc. REIT	882	47,125
Senior Housing Properties Trust REIT †	5,307	120,363
SL Green Realty Corporation REIT †	3,849	359,728
Sovran Self Storage, Inc. REIT	1,711	68,611
St. Joe Company (The) †	4,587	162,884
Stewart Enterprises, Inc. Class A	6,846	60,929
Strategic Hotels & Resorts Inc.	4,710	78,798
Sun Communities, Inc. REIT †	1,061	22,355
Sunstone Hotel Investors, Inc. REIT †	3,566	65,222
Tanger Factory Outlet Centers REIT †	2,180	82,208
Taubman Centers, Inc. REIT	3,661	180,085
Thomas Properties Group	2,396	25,829
Thornburg Mortgage, Inc. REIT †	8,965	82,837
UDR, Inc. REIT †	9,100	180,635
Universal Health Realty Income REIT	617	21,866
Urstadt Biddle Properties, Inc. REIT Class A	2,334	36,177
U-Store-It Trust REIT	3,040	27,846
Ventas, Inc. REIT †	8,729	394,987
W.P. Carey & Company LLC	1,593	52,888
Washington REIT †	2,885	90,618
Weingarten Realty Investors REIT	5,485	172,448
		12,670,706
Restaurants—0.7%
AFC Enterprises, Inc. *	2,170	24,564
Benihana, Inc. *	340	4,301
Benihana, Inc. Class A *	680	8,670
Bob Evans Farms, Inc.	2,055	55,341
Brinker International, Inc.	6,752	132,069
Buffalo Wild Wings, Inc. *	1,120	26,006
Burger King Holdings, Inc.	3,841	109,507
CEC Entertainment, Inc. *	1,994	51,764
CKE Restaurants, Inc.	4,056	53,539
California Pizza Kitchen, Inc. *	2,265	35,266
CBRL Group, Inc.	1,879	60,861
Cheesecake Factory (The) *†	4,778	113,286
Chipotle Mexican Grill, Inc. Class A *†	2,125	312,524
Cosi, Inc. *†	3,120	6,989
Domino’s Pizza, Inc.	2,750	36,383
IHOP Corporation	1,079	39,470
Jack in the Box, Inc. *	3,756	96,792

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
Krispy Kreme Doughnuts, Inc.	*†	5,000	$15,800
Landry’s Restaurants, Inc.	†	1,254	24,704
Luby’s, Inc.	*	3,380	34,341
McCormick & Schmick’s Seafood Restaurants, Inc.	*	1,401	16,714
O’Charley’s, Inc.		1,092	16,358
Papa John’s International, Inc.	*	1,581	35,889
PF Chang’s China Bistro, Inc.	*†	2,286	52,212
Red Robin Gourmet Burgers, Inc.	*	1,203	38,484
Ruby Tuesday, Inc.		3,481	33,940
Sonic Corporation	*	4,259	93,272
Steak N Shake Company (The)	*†	2,198	23,958
Texas Roadhouse, Inc. Class A	*	4,130	45,678
Triarc Companies Class B		4,026	35,268
			1,633,950
Retailers—1.9%
1-800-FLOWERS.COM, Inc.	*	2,113	18,446
99 Cents Only Stores	*†	5,211	41,480
AC Moore Arts & Crafts, Inc.	*	1,967	27,046
Advance Auto Parts, Inc.		6,810	258,712
Alloy, Inc.	*	462	4,352
BJ’s Wholesale Club, Inc.	*	4,027	136,233
Barnes & Noble, Inc.		3,301	113,719
Bell Microproducts, Inc.	*	1,576	9,472
Big 5 Sporting Goods Corporation		1,892	27,283
Blue Nile, Inc.	*†	1,063	72,348
Bluefly, Inc.	*	2,341	1,732
Borders Group, Inc.	†	3,582	38,148
Build-A-Bear Workshop, Inc.	*	960	13,392
CSK Auto Corporation	*†	4,270	21,393
Cabela’s, Inc. Class A	*†	3,090	46,566
Casey’s General Stores, Inc.		3,169	93,834
Cash America International, Inc.		1,831	59,141
Central Garden & Pet Company	*†	3,162	18,213
Central Garden & Pet Company Class A	*	2,770	14,847
CKX, Inc.	*	4,120	49,440
Coldwater Creek, Inc.	*†	3,983	26,646
Cost Plus, Inc./ California	*†	2,725	11,827
Design Within Reach, Inc.	*	1,210	4,477
Dick’s Sporting Goods, Inc.	*	5,503	152,763
Dollar Tree Stores, Inc.	*	6,490	168,221
Drugstore.Com, Inc.	*	3,800	12,540
Ezcorp, Inc.	*	3,000	33,870
Fastenal Company	†	9,186	371,298
Ferrellgas Partners, LP		2,612	57,229
Foot Locker, Inc.		10,828	147,910
Forward Industries, Inc.—N Y	*	630	1,487
Fred’s, Inc.	†	1,781	17,151
GSI Commerce, Inc.	*†	1,470	28,665
Haverty Furniture Companies, Inc.	†	2,301	20,686
Hibbett Sports, Inc.	*	1,926	38,481
Jo-Ann Stores, Inc.	*	1,266	16,559
Kenneth Cole Productions, Inc. Class A		956	16,720
Kirkland’s, Inc.	*	833	825
Knoll, Inc.		2,839	46,645
K-Swiss, Inc. Class A		1,706	30,879
Longs Drug Stores Corporation		2,310	108,570
MarineMax, Inc.	*†	3,026	46,903
Marvel Entertainment, Inc.	*	3,700	98,827
Men’s Wearhouse, Inc.		3,382	91,246
MSC Industrial Direct Company Class A		2,782	112,588
Nitches, Inc.	*†	2,850	$4,760
Nutri/System, Inc.	*†	1,970	53,151
O’Reilly Automotive, Inc.	*	7,547	244,749
Overstock.com, Inc.	*†	771	11,974
PC Connection, Inc.	*†	2,755	31,269
PetSmart, Inc.		8,991	211,558
Pier 1 Imports, Inc.	*	6,447	33,718
Priceline.com, Inc.	*†	2,301	264,293
Restoration Hardware, Inc.	*	2,795	18,363
Retail Ventures, Inc.	*	1,372	6,983
Rite Aid Corporation	*†	44,279	123,538
Saks, Inc.	*	8,548	177,456
Sharper Image Corporation	*†	2,746	7,689
Stamps.com, Inc.	*	2,642	32,180
Stein Mart, Inc.	†	5,792	27,454
Systemax, Inc.	†	1,358	27,595
Talon International, Inc.	*	1,335	541
Tractor Supply Company	*†	2,356	84,675
Trans World Entertainment Corporation	*	1,932	9,467
Tuesday Morning Corporation	†	1,816	9,207
ValueVision Media, Inc. Class A	*	6,193	38,954
Williams-Sonoma, Inc.	†	5,416	140,274
Zale Corporation	*†	2,902	46,606
			4,335,264
Social Services—0.1%
Bright Horizons Family Solutions, Inc.	*	1,710	59,063
Capital Senior Living Corporation	*	2,245	22,293
Providence Service Corporation	*	790	22,231
Res-Care, Inc.	*	2,426	61,038
			164,625
Telephone Systems—1.7%
Adtran, Inc.		4,390	93,858
Alaska Communications Systems Group, Inc.		2,850	42,750
Audiovox Corporation Class A	*	2,945	36,518
Brightpoint, Inc.	*	3,031	46,556
Cbeyond Inc.	*	1,528	59,577
Centennial Communications Corporation	*	1,166	10,832
Cincinnati Bell, Inc.	*	16,626	78,974
Covad Communications Group, Inc.	*	13,041	11,215
D&E Communications, Inc.		1,712	24,738
Deltathree, Inc.	*	2,553	1,024
Equinix, Inc.	*†	2,047	206,890
FiberTower Corporation	*†	6,580	15,002
General Communication Class A	*	3,847	33,661
Global Crossing Ltd. (Bermuda)	*†	1,360	29,988
Global Payments, Inc.		5,385	250,510
Harris Stratex Networks, Inc.	*	1,510	25,217
Hickory Tech Corporation		652	6,103
IDT Corporation Class B	†	4,800	40,560
Iowa Telecommunications Services, Inc.	†	2,435	39,593
iPCS, Inc.		940	33,831
j2 Global Communications, Inc.	*	3,065	64,886
Kratos Defense & Security Solutions, Inc.	*	2,399	5,638
LCC International, Inc. Class A	*	1,000	1,800
Leap Wireless International, Inc.	*	3,284	153,166
Level 3 Communications, Inc.	*†	100,356	305,082
Mastec, Inc.	*	3,427	34,853
MetroPCS Communications, Inc.	*†	12,141	236,142
NeuStar, Inc. Class A	*†	4,678	134,165

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
NII Holdings, Inc. Class B	*	11,168	$539,638
North Pittsburgh Systems, Inc.		1,480	33,581
Novatel Wireless, Inc.	*	2,949	47,774
NTELOS Holdings Corporation		1,916	56,886
Orbcomm, Inc.	*	3,512	22,090
PAETEC Holding Corporation	*	4,996	48,711
RCN Corporation	*	2,170	33,830
Rural Cellular Corporation Class A	*	1,266	55,818
SAVVIS, Inc.	*†	1,629	45,465
SunCom Wireless Holdings, Inc. Class A	*	269	7,177
SureWest Communications		1,674	28,625
Telecommunication Systems, Inc.	*	6,400	23,104
Telephone & Data Systems, Inc.		5,000	313,000
Telephone & Data Systems, Inc.		1,827	105,235
Time Warner Telecom, Inc. Class A	*	9,693	196,671
US Cellular Corporation	*	921	77,456
Virgin Media, Inc.		19,047	326,466
			3,984,656
Textiles, Clothing & Fabrics—0.8%
Albany International Corporation Class A		1,437	53,313
Brown Shoe Company, Inc.		2,496	37,864
Columbia Sportswear Company	†	940	41,445
CROCS, Inc.	*†	4,977	183,203
Culp, Inc.	*	888	6,189
Deckers Outdoor Corporation	*	840	130,250
Genesco, Inc.	*	1,421	53,714
Guess ?, Inc.		3,690	139,814
Gymboree Corporation	*	1,960	59,702
Hanesbrands, Inc.	*	5,900	160,303
Iconix Brand Group, Inc.	*†	3,317	65,212
Interface, Inc. Class A		3,470	56,630
Kellwood Company	†	1,955	32,531
Mohawk Industries, Inc.	*†	3,596	267,542
Mothers Work, Inc.	*†	684	11,902
Oxford Industries, Inc.		956	24,636
Phillips-Van Heusen Corporation	†	3,743	137,967
Quiksilver, Inc.	*	7,789	66,830
Skechers U.S.A., Inc. Class A	*	2,697	52,618
Sport-Haley, Inc.	*	1,043	2,180
Steven Madden Ltd.	*	1,528	30,560
Tarrant Apparel Group	*	1,107	1,284
Timberland Company Class A	*	3,249	58,742
Warnaco Group, Inc. (The)	*	2,900	100,920
Wolverine World Wide, Inc.		3,299	80,891
			1,856,242
Transportation—1.7%
Alexander & Baldwin, Inc.	†	2,992	154,567
American Commercial Lines, Inc.	*†	2,906	47,193
Arctic Cat, Inc.		1,738	20,752
Arkansas Best Corporation	†	1,383	30,343
Arlington Tankers Ltd. (Bermuda)	†	1,590	35,187
Celadon Group, Inc.	*	1,972	18,064
Con-Way, Inc.		2,747	114,110
Dynamex, Inc.	*	760	20,566
Eagle Bulk Shipping, Inc.		3,076	81,668
Emergency Medical Services Corporation Class A	*†	758	22,194
Excel Maritime Carriers Ltd. (Liberia)	†	1,400	56,266
Fleetwood Enterprises, Inc.	*	4,000	23,920
Forward Air Corporation		1,912	$59,597
Freightcar America, Inc.		930	32,550
GATX Corporation		2,878	105,565
Genco Shipping & Trading Ltd.		1,722	94,297
General Maritime Corporation	†	2,040	49,878
Genesee & Wyoming, Inc. Class A	*	2,371	57,307
Gulfmark Offshore, Inc.	*	1,545	72,291
Heartland Express, Inc.	†	4,044	57,344
Hertz Global Holdings Inc.	*	8,962	142,406
Hornbeck Offshore Services, Inc.	*†	1,340	60,233
HUB Group, Inc. Class A	*	2,580	68,576
JB Hunt Transport Services, Inc.		6,848	188,662
Kansas City Southern	*†	5,255	180,404
Kirby Corporation	*	3,585	166,631
K-Sea Transportation Partners, LP		470	16,868
Landstar System, Inc.		3,797	160,044
Martin Midstream Partners, LP		1,200	42,600
Mobile Mini, Inc.	*	3,320	61,553
OceanFreight, Inc.		1,037	19,942
Odyssey Marine Exploration, Inc.	*	3,340	20,675
Old Dominion Freight Line, Inc.	*	1,783	41,205
Overseas Shipholding Group		2,103	156,526
P.A.M. Transportation Services, Inc.	*	1,139	17,700
Pacer International, Inc.		2,275	33,215
Polaris Industries, Inc.	†	2,511	119,950
Quality Distribution, Inc.	*	914	4,058
Royal Caribbean Cruises Ltd.	†	9,195	390,236
Rural/Metro Corporation	*	1,600	3,424
Saia, Inc.	*	2,862	38,065
Ship Finance International Ltd. (Bermuda)	†	2,540	70,383
Teekay Corporation (Bahama Islands)	†	2,957	157,342
Teekay Offshore Partners LP Ltd. Partnership (Bahama Islands)		883	22,331
Thor Industries, Inc.	†	2,634	100,118
Trinity Industries, Inc.	†	5,371	149,099
UTI Worldwide, Inc. (Luxembourg)		5,804	113,758
US Shipping Partners, LP	†	1,660	21,846
Wabtec Corporation		3,117	107,349
Werner Enterprises, Inc.	†	2,916	49,659
YRC Worldwide, Inc.	*†	3,388	57,901
			3,936,418
Water Companies—0.2%
American States Water Company		1,492	56,219
Aqua America, Inc.	†	8,998	190,758
California Water Service Group		1,589	58,825
Connecticut Water Service, Inc.		500	11,785
Middlesex Water Company		550	10,423
Pico Holdings, Inc.	*	970	32,611
SJW Corporation		1,012	35,086
Southwest Water Company		2,215	27,732
			423,439
TOTAL COMMON STOCKS
(Cost $173,937,940)			222,109,289

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bills—0.2%
U.S. Treasury Bill
2.975%	03/20/2008	**
(Cost $447,062)			$450,000	$447,062

		Shares	Value
RIGHTS—0.0%
Electrical Equipment—0.0%
Medis Technologies Ltd. Rights, Expires 01/07/2008	†‡d	181	—
Textiles, Clothing & Fabrics—0.0%
Mossimo, Inc. Rights, Expires TBD	*‡d	2,807	—
TOTAL RIGHTS
(Cost $—)			—

WARRANTS—0.0%
Financial Services—0.0%
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	—
Equitex, Inc. Warrants, Expires 2/7/2010	‡d	264	—
Pegasus Wireless Corporation Warrants, Expires 08/11/2008	‡d	200	—
(Cost $—)			—

Coupon Rate	Maturity Date		Face	Value
CASH EQUIVALENTS—22.8%
Institutional Money Market Funds—1.9%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	$4,209,627	4,209,627
Bank & Certificate Deposits/ Offshore Time Deposits—19.9%
Abbey National PLC
5.160%	01/07/2008	††	1,052,407	1,052,407
Abbey National PLC
5.000%	01/09/2008	††	1,315,508	1,315,508
ABN Amro Bank NV
5.185%	01/04/2008	††	526,203	526,203
ABN Amro Bank NV
5.160%	01/04/2008	††	789,305	789,305
ABN Amro Bank NV
5.145%	01/03/2008	††	1,052,407	1,052,407
Bank of Nova Scotia
4.960%	01/17/2008	††	1,052,407	1,052,407
Bank of Nova Scotia
4.850%	01/22/2008	††	1,052,407	1,052,407
Barclays
5.350%	01/04/2008	††	526,203	526,203
Barclays
5.000%	01/22/2008	††	1,315,508	1,315,508
Barclays
4.880%	02/06/2008	††	$789,305	$789,305
BNP Paribas
5.200%	01/11/2008	††	526,203	526,203
BNP Paribas
5.150%	01/02/2008	††	526,203	526,203
BNP Paribas
5.010%	01/16/2008	††	1,578,610	1,578,610
Calyon
5.120%	03/03/2008	††	526,203	526,203
Calyon
4.250%	01/02/2008	††	5,262,034	5,262,034
Dexia Group
4.755%	01/03/2008	††	2,367,915	2,367,915
Fifth Third Bancorp
2.750%	01/02/2008	††	2,631,017	2,631,017
Fortis Bank
4.600%	01/07/2008	††	1,578,610	1,578,610
Fortis Bank
4.300%	01/02/2008	††	3,946,526	3,946,526
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	526,203	526,203
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	1,052,407	1,052,407
Lloyds TSB Bank
5.150%	01/03/2008	††	789,305	789,305
Lloyds TSB Bank
4.750%	01/24/2008	††	1,052,407	1,052,407
Rabobank Nederland
5.080%	01/09/2008	††	526,203	526,203
Rabobank Nederland
4.880%	01/10/2008	††	263,102	263,102
Royal Bank of Scotland
5.000%	01/22/2008	††	789,305	789,305
Royal Bank of Scotland
4.830%	02/05/2008	††	789,305	789,305
Royal Bank of Scotland
4.700%	02/25/2008	††	526,203	526,203
Societe Generale
5.150%	01/02/2008	††	789,305	789,305
Societe Generale
5.150%	03/03/2008	††	789,305	789,305
Societe Generale
4.900%	02/29/2008	††	1,052,407	1,052,407
Svenska Handlesbanken
4.250%	01/02/2008	††	4,536,853	4,536,853
Toronto Dominion Bank
5.100%	01/10/2008	††	789,306	789,306
Toronto Dominion Bank
5.050%	01/11/2008	††	263,103	263,103
Toronto Dominion Bank
4.800%	02/11/2008	††	1,578,611	1,578,611
UBS AG
4.920%	01/11/2008	††	789,306	789,306
				45,317,617
Floating Rate Instruments/Master Notes—1.0%
Wells Fargo Bank
4.600%	01/02/2008	††	2,367,915	2,367,915
TOTAL CASH EQUIVALENTS
(Cost $51,895,159)				$51,895,159

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Mid/Small
Company Index Fund

	Face	Value

REPURCHASE AGREEMENTS—1.9%
State Street Bank and Trust Company Repurchase Agreement dated 12/31/2007 due 01/02/2008, with a maturity value of $4,220,264 and effective yield 3.65% collateralized by U.S. Government Agency Obligation with a rate of 5.3775%, maturity date of 01/15/2035 and an aggregate market value of $4,305,470.	$4,219,409	$4,219,409
TOTAL INVESTMENTS—122.5%
(Cost $230,499,570)		278,670,919
Other assets less liabilities—(22.5%)		(51,224,705)
NET ASSETS—100.0%		$227,446,214

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

*	Non-income producing security.

†	Denotes all or a portion of security on loan.

††	Represents reinvestment of collateral received in conjunction with securities lending.

‡	Security valued at fair value as determined by policies approved by the board of directors.

**	Security has been pledged as collateral for futures contracts.

d	Security has no market value at 12/31/2007.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—96.1%
Australia—6.3%
ABC Learning Centres Ltd.	3,700	$16,653
AGL Energy Ltd.	7,248	84,221
Alumina Ltd.	20,052	110,804
Amcor Ltd.	11,838	71,314
AMP Ltd.	30,846	267,200
Ansell Ltd.	1,154	12,129
Aristocrat Leisure Ltd.	6,119	59,845
Asciano Group	9,173	55,810
ASX Ltd.	3,254	170,984
Australia & New Zealand Banking Group Ltd.	32,880	785,434
AXA Asia Pacific Holdings Ltd.	14,164	90,953
Babcock & Brown Ltd.	3,777	88,682
Bendigo Bank Ltd.	2,338	30,106
BHP Billiton Ltd.	58,734	2,049,488
BHP Steel Ltd.	12,806	107,302
Billabong International Ltd.	3,672	47,453
Boral Ltd.	7,953	42,335
Brambles Ltd.	26,723	267,838
Caltex Australia Ltd.	2,904	48,949
Centro Properties Group	11,741	10,251
CFS Retail Property Trust	24,195	49,394
Challenger Financial Services Group Ltd.	5,236	22,639
Coca-Cola Amatil Ltd.	11,883	98,082
Cochlear Ltd.	767	50,053
Commonwealth Bank of Australia	22,849	1,175,923
Commonwealth Property Office Fund	28,508	38,404
Computershare Ltd.	9,803	84,412
Crown Ltd. *	8,998	106,071
CSL Ltd.	9,885	312,586
CSR Ltd.	18,904	51,096
DB RREEF Trust	55,958	97,506
Downer EDI Ltd.	8,525	39,961
Fortescue Metals Group Ltd. *	21,130	138,895
Foster’s Group Ltd.	31,606	180,472
Futuris Corporation Ltd.	5,023	9,405
General Property Trust	30,675	107,768
Goodman Fielder Ltd.	12,355	20,387
Goodman Group	24,482	104,004
Harvey Norman Holdings Ltd.	10,998	64,883
Iluka Resources Ltd.	1,488	5,966
ING Industrial Fund	16,122	35,654
Insurance Australia Group Ltd.	31,863	114,471
John Fairfax Holdings Ltd.	24,051	98,035
Leighton Holdings Ltd. †	2,521	133,151
Lend Lease Corporation Ltd.	6,835	103,020
Lion Nathan Ltd.	6,303	52,827
Macquarie Airports	17,294	60,971
Macquarie Communications Infrastructure Group	3,831	18,098
Macquarie Group Ltd. †	4,238	283,037
Macquarie Infrastructure Group	40,325	106,461
Macquarie Office Trust NPV	42,146	51,433
Mayne Group Ltd.	13,005	45,133
Meinl European Land Ltd. *	5,430	74,447
Mirvac Group	19,844	103,518
National Australia Bank Ltd.	28,536	938,251
Newcrest Mining Ltd.	7,242	208,443
OneSteel Ltd.	14,808	79,274
Orica Ltd.	5,586	154,264
Origin Energy Ltd.	16,532	127,405
Oxiana Resources Nl	19,533	58,737
Pacific Brands Ltd.	4,298	12,184
Paladin Resources Ltd. *	9,064	$52,867
PaperlinX Ltd.	3,665	8,477
Perpetual Ltd.	532	30,731
QBE Insurance Group Ltd.	15,384	445,827
Qantas Airways Ltd.	18,484	87,664
Rio Tinto Ltd. †	5,064	588,039
Santos Ltd.	10,914	133,870
Sonic Healthcare Ltd.	5,297	77,155
St. George Bank Ltd.	4,270	117,278
Stockland	24,404	178,795
Suncorp-Metway Ltd.	16,390	241,476
Tabcorp Holdings Ltd.	9,246	119,323
Tatts Group Ltd.	17,158	59,666
Telstra Corporation Ltd.	27,519	75,958
Telstra Corporation Ltd. ADR	48,484	198,332
Toll Holdings Ltd.	9,173	91,418
Transurban Group	18,847	112,337
Wesfarmers Ltd.	9,723	343,034
Wesfarmers Ltd. Partially Protected Shares *	2,757	98,346
Westfield Group	30,984	565,435
Westpac Banking Corporation	32,894	798,427
Woodside Petroleum Ltd.	8,544	373,817
Woolworths Ltd.	21,386	633,069
WorleyParsons Ltd.	3,135	140,973
Zinifex Ltd.	7,494	80,240
		15,687,026
Austria—0.5%
Andritz AG	484	28,984
BWIN Interactive Entertainment *	266	10,293
Erste Bank der Oesterreichischen Sparkassen AG	3,450	242,840
Flughafen Wien AG	67	7,715
Immoeast AG *	7,515	80,416
IMMOFINANZ Immobilien Anlagen AG	7,160	72,105
Mayr-Melnhof Karton AG	62	6,689
OMV AG	3,003	241,660
Raiffeisen International Bank Holding AG	621	93,043
RHI AG *	682	27,783
Telekom Austria AG	6,281	172,916
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	1,510	104,637
Voestalpine AG	1,825	130,388
Wiener Staedtische Allgemeine Versicherung AG	618	49,387
Wienerberger AG	1,303	71,569
		1,340,425
Belgium—1.2%
Agfa Gevaert NV	1,839	27,970
Barco NV	80	6,091
Bekaert NV	118	15,795
Belgacom SA	2,883	141,601
Cofinimmo	88	16,520
Colruyt SA	332	77,817
Compagnie Maritime Belge SA	135	11,643
Delhaize Group	1,861	162,865
Dexia	8,587	214,924
D’ieteren NV	21	7,523
Fortis	36,370	949,156
Groupe Bruxelles Lambert SA	1,399	178,360
Groupe Bruxelles Lambert SA VVPR Strips *	127	4
Interbrew	3,045	252,346
KBC Groep NV	3,134	439,751

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Mobistar SA	449	$40,831
Omega Pharma SA	155	10,634
Solvay SA	1,147	159,923
UCB SA	2,101	95,086
Umicore	399	98,566
		2,907,406
Bermuda—0.1%
Cheung Kong Infrastructure Holdings Ltd.	5,000	18,559
Frontline Ltd.	832	39,609
Kerry Properties Ltd.	11,000	87,462
Noble Group Ltd.	26,000	43,295
Orient Overseas International Ltd.	2,200	16,117
Pacific Basin Shipping Ltd.	28,000	44,427
SeaDrill Ltd. *	4,479	107,836
Yue Yuen Industrial Holdings	11,000	39,391
		396,696
Cayman Islands—0.1%
ASM Pacific Technology Ltd.	7,500	54,513
Belle International Holdings Ltd.	34,000	50,863
Foxconn International Holdings Ltd. *	41,000	91,173
Hutchison Telecommunications International Ltd.	28,000	42,205
Parkson Retail Group Ltd.	3,000	35,799
Shui On Land Ltd.	38,000	43,871
Tencent Holdings Ltd.	16,000	119,497
		437,921
Denmark—0.9%
AP Moller—Maersk A/S Class A	3	31,639
AP Moller—Maersk A/S Class B	20	212,968
Bang & Olufsen A/S Class B	259	24,136
Coloplast A/S Class B	274	23,599
D/S Torm A/S	500	17,393
Danisco A/S	833	58,687
Danske Bank A/S	7,929	309,028
DSV A/S	4,086	89,137
FLS Industries A/S Class B	950	96,592
GN Store Nord *	4,265	33,314
H. Lundbeck A/S	507	13,584
Jyske Bank *	1,193	93,411
NKT Holding A/S	531	47,561
Novo Nordisk A/S Class B	8,610	560,446
Novozymes A/S Class B	839	94,913
Ostasiatiske Kompagni	186	14,357
Sydbank A/S	700	29,886
Topdanmark A/S *	339	48,295
TrygVesta A/S	350	26,463
Vestas Wind Systems A/S *	3,110	334,849
William Demant Holding †*	358	32,787
		2,193,045
Finland—1.8%
Amer Group †	1,534	41,220
Cargotec Corporation	834	38,413
Elisa Oyj Class A	1,951	59,480
Fortum Oyj	7,999	358,201
KCI Konecranes Oyj	1,127	38,271
Kesko Oyj Class B	1,238	67,467
Kone Oyj	1,521	105,861
Metso Oyj	2,116	114,363
Neste Oil Oyj	2,491	87,705
Nokia Oyj	68,747	$2,632,855
Nokian Renkaat Oyj	1,550	53,642
OKO Bank Class A	1,100	20,913
Orion Oyj	1,592	37,190
Outokumpu Oyj	2,272	69,627
Rautaruukki Oyj	1,584	67,491
Sampo Oyj	7,783	204,778
SanomaWSOY Oyj Class B	1,909	54,299
Stora Enso Oyj Class R	9,940	147,921
Tietoenator Oyj	1,799	40,115
UPM-Kymmene Oyj	9,367	188,947
Uponor Oyj	1,125	28,019
Wartsila Oyj Class B	877	66,165
YIT Oyj	1,800	39,061
		4,562,004
France—9.7%
Accor SA	3,658	291,513
ADP	565	57,621
Air France	2,488	86,681
Air Liquide SA	4,284	635,365
Alcatel-Lucent	38,733	280,884
Alstom	1,858	397,843
Atos Origin *	1,417	72,985
AXA	27,671	1,099,779
BNP Paribas	14,777	1,598,314
Bouygues SA	4,022	333,160
Business Objects SA *	1,873	114,041
Cap Gemini SA	2,519	157,778
Carrefour SA	10,565	819,744
Casino Guichard Perrachon SA	865	93,804
Christian Dior SA	385	50,438
Cie Generale D’Optique Essilor International SA	3,594	228,540
CNP Assurances	916	118,814
Compagnie de Saint-Gobain	4,861	456,666
Compagnie Generale De Geophysique *	416	117,303
Credit Agricole SA	11,186	376,199
Dassault Systemes SA	1,254	73,991
Electricite de France	1,831	217,416
France Telecom SA	32,060	1,146,436
Gaz de France	3,477	202,692
Gecina SA	146	22,837
Groupe Danone	7,418	662,759
Hermes International	1,113	140,185
Icade	336	49,930
Imerys SA	730	59,917
JC Decaux SA	1,530	59,864
Klepierre	990	50,443
LVMH Moet Hennessy Louis Vuitton SA	4,140	498,758
Lafarge SA	2,620	474,278
Lagardere S.C.A.	2,073	154,764
L’Oreal SA	4,245	605,981
M6-Metropole Television	1,711	44,827
Michelin (C.G.D.E.) Class B	2,404	273,990
Natixis	2,803	53,696
Neopost SA	600	61,616
PagesJaunes SA	1,314	26,220
Pernod-Ricard SA	1,498	344,635
Peugeot SA	2,789	210,678
Pinault-Printemps-Redoute SA	1,274	204,005
Publicis Groupe	2,281	88,962
Renault SA	3,133	442,947
Safran SA	2,404	49,138
Sanofi-Aventis	1,064	97,308
Sanofi-Synthelabo SA	16,832	1,536,011

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Schneider Electric SA	3,920	$529,287
SCOR SE	3,593	91,653
Societe BIC SA	239	17,064
Societe Des Autoroutes Paris-Rhin-Rhone	300	29,321
Societe Generale Class A	6,567	946,823
Societe Television Francaise	2,508	66,660
Sodexho Alliance SA	1,672	102,335
Suez SA	18,215	1,235,962
Suez SA VVPR Strips *	880	13
Technip SA	1,700	134,799
Thales SA	1,497	88,896
Thomson	4,484	63,206
Total SA	37,630	3,106,079
Unibail-Rodamco	585	127,793
Unibail-Rodamco REIT	461	100,563
Valeo SA	1,258	51,567
Vallourec SA	870	234,570
Veolia Environnement	5,919	537,475
Vinci SA	7,282	536,869
Vivendi Universal SA	20,486	937,647
Wendel	384	55,267
Zodiac SA	569	36,263
		24,271,868
Germany—8.8%
Adidas AG	3,316	245,785
Allianz AG	7,870	1,690,231
Altana AG	900	21,689
Arcandor AG *	920	21,927
BASF AG	8,611	1,272,969
Bayer AG	12,759	1,163,185
Bayerische Motoren Werke AG	3,047	188,462
Beiersdorf AG	1,579	121,978
Bilfinger Berger AG	720	54,887
Carlsberg AS Class B	677	81,266
Celesio AG	1,532	94,485
Commerzbank AG	10,489	397,829
Continental AG	2,550	332,631
DaimlerChrysler AG	16,653	1,608,984
Deutsche Bank AG	8,914	1,160,322
Deutsche Boerse AG	3,496	687,838
Deutsche Lufthansa AG	4,369	116,100
Deutsche Post AG	13,562	464,225
Deutsche Postbank AG	1,429	126,743
Deutsche Telekom AG	49,835	1,093,424
Douglas Holding AG	278	16,023
E.ON AG	10,895	2,308,990
Fresenius Medical Care AG & Co. KGaA	3,132	167,656
HeidelbergCement AG	275	42,188
Heidelberger Druckmaschinen	810	26,967
Henkel KGaA	2,008	102,283
Hochtief AG	816	109,273
Hypo Real Estate Holding	3,623	190,784
Infineon Technologies AG *	12,151	142,791
IVG Immobilien AG	2,061	70,228
K+S AG	690	164,080
Linde AG	2,048	270,520
MAN AG	1,916	317,036
Merck AG	1,237	159,480
Metro AG	2,944	247,063
MG Technologies AG *	2,256	78,404
MLP AG †	575	9,065
Muenchener Rueckversicherungs AG	3,629	702,590
Premiere AG *	870	16,362
Puma AG Rudolf Dassler Sport	206	$81,208
Q-Cells AG *	670	94,787
Rheinmetall AG	723	57,267
RWE AG	7,822	1,093,312
Salzgitter AG	639	95,205
SAP AG	15,642	802,640
Siemens AG	14,892	2,360,492
Solarworld AG	1,548	93,673
Suedzucker AG	694	16,413
ThyssenKrupp AG	5,881	329,982
TUI AG †*	3,859	107,449
Volkswagen AG	2,774	635,667
Wincor Nixdorf AG	641	60,508
		21,915,346
Gibraltar—0.0%
PartyGaming PLC *	10,700	6,151
Greece—0.7%
Alpha Bank AE	6,130	221,293
Coca Cola Hellenic Bottling Company SA	1,410	60,662
Cosmote Mobile Communications SA	860	32,453
EFG Eurobank Ergasias SA	5,185	181,392
Hellenic Petroleum SA	890	14,550
Hellenic Technodomiki Tev SA	2,657	37,951
Hellenic Telecommunications Organization SA	6,620	241,410
National Bank of Greece SA	6,063	414,476
OPAP SA	3,163	126,066
Piraeus Bank SA	4,288	166,270
Public Power Corporation	2,009	105,077
Titan Cement Company SA	500	22,636
Viohalco	930	13,393
		1,637,629
Hong Kong—2.0%
Bank of East Asia Ltd.	25,200	170,743
BOC Hong Kong Holdings Ltd.	59,500	164,970
Cathay Pacific Airways Ltd.	18,000	46,863
Cheung Kong Holdings Ltd.	27,000	493,253
CLP Holdings Ltd.	24,500	166,446
Esprit Holdings Ltd.	17,500	257,681
Giordano International Ltd.	10,000	4,770
Hang Lung Development Company	5,000	27,016
Hang Lung Properties Ltd.	38,000	169,778
Hang Seng Bank Ltd.	13,800	282,469
Henderson Land Development	20,000	185,734
Hong Kong & China Gas	66,000	201,035
Hong Kong Electric Holdings	26,000	148,787
Hong Kong Exchanges and Clearing Ltd.	18,000	504,585
Hopewell Holdings Ltd.	11,000	50,432
Hutchison Whampoa Ltd.	38,000	428,062
Hysan Development Company Ltd.	7,000	19,770
Kingboard Chemicals Holdings Company Ltd.	11,000	64,982
Li & Fung Ltd.	39,600	157,867
Link REIT	38,000	81,814
Melco International Development	7,000	10,458
MTR Corporation	27,000	98,427
New World Development Company Ltd.	46,600	163,140
PCCW Ltd.	58,000	34,279
Shangri-La Asia Ltd.	18,000	55,979
Shun TAK Holdings Ltd.	12,000	18,755
Sino Land Company Ltd.	26,000	91,043

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Sun Hung Kai Properties Ltd.	23,000	$483,060
Swire Pacific Ltd. Class A	14,500	198,686
Television Broadcasts Ltd.	5,000	29,885
Tingyi Cayman Islands Holding Corporation	20,000	31,926
Wharf Holdings Ltd.	25,000	129,320
Wing Hang Bank Ltd.	2,000	29,770
		5,001,785
Ireland—0.6%
Allied Irish Banks PLC	14,714	336,372
Anglo Irish Bank PLC	5,957	94,803
Bank of Ireland	17,295	256,910
CRH PLC	9,192	318,238
DCC PLC	1,555	44,035
Elan Corporation PLC *	7,416	161,764
Greencore Group PLC	5,146	33,738
IAWS Group PLC	2,095	46,177
Kerry Group PLC Class A	2,758	87,795
Kingspan Group PLC	2,308	34,592
Paddy Power PLC	684	22,279
		1,436,703
Italy—3.8%
Alleanza Assicurazioni SpA	8,501	110,079
Arnoldo Mondadori Editore SpA	910	7,451
Assicurazioni Generali SpA	18,598	839,238
Atlartia SpA	4,849	183,622
Autogrill SpA	2,618	44,382
Banca Monte dei Paschi di Siena SpA †	19,348	103,006
Banca Popolare di Milano Scrl	8,299	112,260
Banco Popolare SpA *	10,888	239,870
Bulgari SpA	2,013	28,182
Enel SpA	76,240	903,754
ENI SpA	45,625	1,659,963
Fiat SpA	12,766	327,511
Finmeccanica SpA	4,830	154,484
Fondiaria-Sai SpA	1,454	59,459
Intesa Sanpaola	135,444	1,062,568
Intesa Sanpaolo RNC	14,283	103,796
Italcementi SpA	992	21,174
Lottomatica SpA	894	32,631
Luxottica Group SpA †	2,714	86,018
Mediaset SpA	13,265	133,215
Mediobanca SpA	7,721	158,182
Mediolanum SpA	3,095	24,718
Parmalat SpA	31,219	120,162
Pirelli & C SpA *	65,674	71,917
Prysmian SpA *	1,905	46,994
Saipem SpA	2,085	83,003
Seat Pagine Gialle SpA	99,963	39,256
Snam Rete Gas SpA	14,205	90,429
Telecom Italia RNC	114,360	270,328
Telecom Italia SpA	189,749	586,448
Terna SpA	24,044	96,540
UniCredito Italiano SpA	163,882	1,343,799
Unione Di Banche Italiane SCPA	10,800	295,845
		9,440,284
Japan—19.1%
77 Bank Ltd. (The)	8,000	49,731
Access Company Ltd. *	2	9,000
Acom Company Ltd.	960	19,376
Advantest Corporation	2,400	67,798
Aeon Company Ltd.	11,500	167,594
Aeon Credit Service Company Ltd.	900	$13,244
Aeon Mall Company Ltd.	600	15,731
Aiful Corporation †	2,075	36,421
Aisin Seiki Company Ltd.	3,200	132,363
Ajinomoto Company, Inc.	11,000	124,373
Alfresa Holdings Corporation	700	42,165
All Nippon Airways Company Ltd.	15,000	55,223
Alps Electric Company Ltd.	2,000	25,814
Amada Company Ltd.	5,000	43,327
Aoyama Trading Company Ltd.	1,000	25,874
Asahi Breweries Ltd.	7,600	128,076
Asahi Glass Company Ltd. †	16,000	211,408
Asahi Kasei Corporation	22,000	145,052
Asatsu-DK, Inc.	200	5,564
Asics Corporation	4,000	57,251
Astellas Pharma, Inc.	9,175	397,552
Bank of Kyoto Ltd. (The)	4,000	47,276
Bank of Yokohama Ltd. (The)	21,000	146,178
Benesse Corporation	900	38,048
Bridgestone Corporation	11,200	197,551
Canon Marketing Japan, Inc.	900	16,707
Canon, Inc.	18,800	859,604
Casio Computer Company Ltd.	4,500	52,278
Central Glass Company Ltd.	2,000	7,539
Central Japan Railway Company	26	220,793
Chiba Bank Ltd. (The)	14,000	112,543
Chiyoda Corporation	2,000	22,534
Chubu Electric Power Company, Inc.	11,400	296,064
Chugai Pharmaceutical Company Ltd.	4,500	64,298
Chugoku Electric Power Company	2,000	38,844
Circle K Sunkus Company Ltd.	300	4,430
Citizen Holding Company Ltd.	4,700	45,600
Coca-Cola West Japan Company Ltd.	1,200	26,468
COMSYS Holdings Corporation	1,000	8,132
Cosmo Oil Company Ltd.	12,000	44,315
Credit Saison Company Ltd.	2,400	65,317
CSK Corporation	800	25,759
KDDI Corporation	44	325,254
Dai Nippon Printing Company Ltd.	11,000	160,962
Daicel Chemical Industries Ltd.	3,000	17,923
Daido Steel Company Ltd.	8,000	59,558
Daifuku Company Ltd.	1,000	14,083
Daiichi Sankyo Company Ltd.	11,702	359,719
Daikin Industries Ltd.	4,800	267,474
Dainippon Ink & Chemical, Inc.	14,000	69,732
Daito Trust Construction Company Ltd.	1,600	87,697
Daiwa House Industry Company Ltd.	9,000	114,878
Daiwa Securities Group, Inc.	22,000	197,323
Denki Kagaku Kogyo KK	6,000	25,910
Denso Corporation	8,700	353,707
Dentsu, Inc.	33	86,728
Dowa Mining Company Ltd.	3,000	20,815
E*Trade Securities Company Ltd.	25	22,876
eAccess Ltd.	19	11,778
East Japan Railway Company	60	493,069
Ebara Corporation	5,000	16,957
EDION Corporation	900	9,621
Eisai Company Ltd.	4,100	160,314
Electric Power Development Company	2,840	105,556
Elpida Memory, Inc. *	1,500	51,237
Familymart Company Ltd.	600	18,771
Fanuc Ltd.	3,400	329,314

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Fast Retailing Company Ltd.	1,000	$71,457
Fuji Electric Holdings Company Ltd.	7,000	24,172
FUJIFILM Holding Corporation	8,500	355,438
Fujikura Ltd.	4,000	20,191
Fujitsu Ltd.	30,000	200,496
Fukuoka Financial Group, Inc.	12,000	70,014
Furukawa Electric Company Ltd. (The)	8,000	30,792
Glory Ltd.	800	18,366
Gunma Bank Ltd.	5,000	32,846
Gunze Ltd.	2,000	8,740
Hachijuni Bank Ltd. (The)	6,000	40,276
Hakuhodo DY Holdings, Inc.	660	36,724
Hankyu Department Stores, Inc.	1,000	7,769
Hankyu Holdings, Inc.	18,600	80,210
Haseko Corporation *	17,000	29,003
Hikari Tsushin, Inc.	200	6,780
Hino Motors Ltd.	2,000	12,914
Hirose Electric Company Ltd.	630	72,231
Hiroshima Bank Ltd. (The)	10,000	53,924
Hitachi Cable Ltd.	1,000	5,896
Hitachi Chemical Company Ltd.	2,300	52,802
Hitachi Construction Machinery Company Ltd.	2,000	59,314
Hitachi High-Technologies Corporation	700	15,184
Hitachi Ltd.	58,000	430,498
Hokkaido Electric Power Company, Inc.	3,000	64,607
Hokugin Financial Group, Inc.	19,000	54,875
Honda Motor Company Ltd.	27,500	907,605
House Foods Corporation	500	8,393
Hoya Corporation	7,100	224,427
Ibiden Company Ltd.	2,200	151,984
Idemitsu Kosan Company Ltd.	200	21,045
IHI Corporation	21,000	43,320
Inpex Holdings, Inc.	14	151,793
Isetan Company Ltd.	3,900	52,486
Isuzu Motors Ltd.	10,000	44,852
Ito En Ltd.	800	15,206
Itochu Corporation	25,000	241,015
Itochu Techno-Science Corporation	300	10,014
J Front Retailing Company Ltd. *	8,600	75,910
Jafco Company Ltd.	400	13,089
Japan Airlines System Corporation †*	14,000	31,719
Japan Petroleum Exploration Company	500	36,347
Japan Prime Realty Investment Corporation REIT	12	47,950
Japan Real Estate Investment Corporation REIT	6	74,396
Japan Retail Fund Investment Corporation REIT	4	28,338
Japan Steel Works Ltd. (The)	6,000	86,921
Japan Tobacco, Inc.	78	460,761
JFE Holdings, Inc.	10,400	521,010
JGC Corporation	3,000	51,390
Joyo Bank Ltd.	14,000	78,170
JSR Corporation	3,800	97,195
JTEKT Corporation	3,700	66,067
Jupiter Telecommunications Company *	23	19,332
Kajima Corporation	19,000	61,610
Kamigumi Company Ltd.	5,000	36,048
Kaneka Corporation	6,000	49,422
Kansai Electric Power Company, Inc. (The)	13,800	$321,140
Kansai Paint Company Ltd.	2,000	14,423
Kao Corporation	9,000	270,312
Kawasaki Heavy Industries Ltd.	30,000	87,689
Kawasaki Kisen Kaisha Ltd.	9,000	87,289
Keihin Electric Express Railway Company Ltd.	7,000	42,901
Keio Electric Railway Company Ltd.	12,000	72,607
Keisei Electric Railway Company Ltd.	7,000	37,309
Keyence Corporation	630	154,564
Kikkoman Corporation	2,000	27,331
Kinden Corporation	1,000	7,810
Kinki Nippon Railway Company Ltd.	30,000	92,939
Kirin Holdings Company Ltd.	13,000	190,539
KK DaVinci Advisors *	13	11,252
Kobe Steel Ltd.	46,000	148,158
Kokuyo Company Ltd.	700	6,319
Komatsu Ltd.	15,000	401,910
Komori Corporation	430	9,467
Konami Corporation	1,200	39,321
Konica Minolta Holdings, Inc.	7,500	131,359
Kose Corporation	400	10,630
Kubota Corporation	19,000	127,741
Kuraray Company Ltd.	7,000	84,371
Kurita Water Industries Ltd.	1,500	45,200
Kyocera Corporation	2,900	256,045
Kyowa Hakko Kogyo Company Ltd.	4,000	42,680
Kyushu Electric Power Company, Inc.	7,000	171,681
Lawson, Inc.	1,700	60,173
Leopalace21 Corporation	2,400	64,422
Mabuchi Motor Company Ltd. †	400	23,989
Makita Corporation	2,100	87,712
Marubeni Corporation	27,000	189,012
Marui Company Ltd.	4,000	39,431
Matsui Securities Company Ltd.	1,100	8,583
Matsushita Electric Industrial Company Ltd.	35,000	716,507
Matsushita Electric Works Ltd.	7,000	76,488
Mazada Motor Corporation	5,000	24,724
Mediceo Paltac Holdings Company Ltd.	2,100	30,964
Meiji Dairies Corporation	6,000	30,537
Meiji Seika Kaisha Ltd.	5,000	21,202
Meitec Corporation	300	9,016
Millea Holdings, Inc.	12,800	429,324
Minebea Company Ltd.	9,000	57,605
Mitsubishi Chemical Holdings Corporation	22,000	167,695
Mitsubishi Corporation	23,900	646,239
Mitsubishi Electric Corporation	33,000	341,466
Mitsubishi Estate Company Ltd.	21,000	499,854
Mitsubishi Gas Chemical Company, Inc.	7,000	68,033
Mitsubishi Heavy Industries Ltd.	56,000	237,739
Mitsubishi Logistics Corporation	3,000	33,429
Mitsubishi Materials Corporation	18,000	75,935
Mitsubishi Motor Corporation *	25,000	41,850
Mitsubishi Rayon Company Ltd.	10,000	48,162
Mitsubishi UFJ Financial Group, Inc.	152,420	1,435,960
Mitsubishi UFJ Lease & Finance Company Ltd.	440	14,538
Mitsui & Company Ltd.	30,000	625,891
Mitsui Chemicals, Inc.	13,000	84,315

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Mitsui Engineering & Shipbuilding Company Ltd.	12,000	$46,065
Mitsui Fudosan Company Ltd.	14,000	301,647
Mitsui Mining & Smelting Company Ltd.	12,000	47,719
Mitsui O.S.K. Lines Ltd.	20,000	252,609
Mitsui Sumitomo Insurance Company Ltd.	21,000	203,134
Mitsui Trust Holdings, Inc.	13,000	99,046
Mitsukoshi Ltd.	6,000	27,117
Mitsumi Electric Company Ltd.	1,700	56,822
Mizuho Financial Group, Inc.	174	828,061
Murata Manufacturing Company Ltd.	3,600	206,535
NEC Corporation	34,000	156,024
NTT DoCoMo, Inc.	279	458,889
Namco Bandai Holdings, Inc.	4,150	64,317
NEC Electronics Corporation *	300	7,103
NGK Insulators Ltd.	5,000	133,931
NGK Spark Plug Company Ltd.	4,000	69,293
NHK Spring Company Ltd.	2,000	18,238
Nichirei Company	2,000	8,228
Nidec Corporation	2,000	144,369
Nikko Cordial Corporation	6,500	96,074
Nikon Corporation	6,000	203,918
Nintendo Company Ltd.	1,700	997,221
Nippon Building Fund, Inc. REIT	7	97,662
Nippon Electric Glass Company Ltd.	6,500	105,636
Nippon Express Company Ltd.	14,000	71,362
Nippon Kayaku Company Ltd.	3,000	19,452
Nippon Light Metal Company Ltd.	3,000	5,190
Nippon Meat Packers, Inc.	2,000	20,165
Nippon Mining Holdings, Inc.	16,000	101,386
Nippon Oil Corporation	21,000	169,612
Nippon Sanso Corporation	6,000	56,322
Nippon Sheet Glass Company Ltd.	14,000	70,606
Nippon Shokubai Company Ltd.	1,000	9,573
Nippon Steel Corporation	102,000	623,750
Nippon Telegraph & Telephone Corporation	87	432,065
Nippon Unipac Holding	21	63,199
Nippon Yusen Kabushiki Kaisha	18,000	141,671
Nipponkoa Insurance Company Ltd.	5,000	45,352
Nishimatsu Construction Company Ltd.	2,000	5,548
Nishi-Nippon City Bank Ltd. (The)	16,000	39,592
Nissan Chemical Industries Ltd.	2,000	26,063
Nissan Motor Company Ltd.	40,300	439,441
Nisshin Seifun Group, Inc.	2,200	22,099
Nisshin Steel Company Ltd.	15,000	51,779
Nisshinbo Industries, Inc.	4,000	48,728
Nissin Food Products Company Ltd.	2,000	64,455
Nitori Company Ltd.	300	14,364
Nitto Denko Corporation	2,800	147,021
NOK Corporation	2,800	58,858
Nomura Holdings, Inc.	31,400	525,609
Nomura Real Estate Holdings, Inc.	600	14,363
Nomura Real Estate Office Fund, Inc. REIT	5	47,008
Nomura Research Institute Ltd.	2,250	73,540
NSK Ltd.	7,000	71,686
NTN Corporation	9,000	77,948
NTT Data Corporation	25	110,625
NTT Urban Development Corporation	24	38,386
Obayashi Corporation	11,000	54,885
Obic Company Ltd.	100	18,389
Odakyu Electric Railway Company Ltd.	9,000	$57,202
Oji Paper Company Ltd.	16,000	78,534
Oki Electric Industry Company Ltd. *	4,000	6,223
Okuma Corporation	2,000	21,145
Okumura Corporation	2,000	9,699
Olympus Corporation	4,000	162,867
Omron Corporation	4,100	96,437
Ono Pharmaceutical Company Ltd.	600	27,982
Onward Holdings Corporation Ltd.	2,000	20,441
Oracle Corporation (Japan)	300	13,160
Oriental Land Company Ltd.	1,300	78,159
ORIX Corporation	1,660	278,929
Osaka Gas Company Ltd.	35,000	137,576
OSG Corporation	900	9,766
Otsuka Corporation	200	17,067
Pioneer Corporation	2,000	17,960
Promise Company Ltd.	1,060	26,075
Q.P. Corporation	800	8,313
Rakuten, Inc. *	94	45,921
Resona Holdings, Inc.	94	166,473
Ricoh Company Ltd.	12,000	218,870
Rinnai Corporation	300	9,753
Rohm Company Ltd.	1,900	164,683
Round One Corporation	4	7,920
Ryohin Keikaku Company Ltd.	500	29,986
Sankyo Company Ltd.	600	27,696
Santen Pharmaceutical Company Ltd.	700	17,246
Sanwa Shutter Corporation	3,000	14,714
Sanyo Electric Company Ltd. *	39,000	53,412
Sapporo Breweries Ltd. †	4,000	32,179
Sapporo Hokuyo Holdings, Inc.	7	62,126
SBI Holdings, Inc.	111	29,819
Secom Company Ltd.	3,500	190,899
Sega Sammy Holdings, Inc. †	4,348	53,795
Seiko Epson Corporation	1,800	38,302
Seino Transportation Company Ltd.	4,000	26,890
Sekisui Chemical Company Ltd.	8,000	53,386
Sekisui House Ltd.	8,000	85,427
Seven & I Holdings Company Ltd.	14,240	413,318
Sharp Corporation	17,000	302,964
Shikoku Electric Power Company	1,300	34,758
Shimachu Company Ltd.	600	16,889
Shimamura Company Ltd.	500	42,238
Shimano, Inc.	1,000	35,921
Shimizu Corporation	10,000	43,366
Shin-Etsu Chemical Company Ltd.	7,300	453,569
Shinko Electric Industries	800	16,130
Shinko Securities Company Ltd.	13,000	53,121
Shinsei Bank Ltd.	30,000	108,812
Shionogi & Company Ltd.	6,000	106,275
Shiseido Company Ltd.	6,000	141,452
Shizuoka Bank Ltd.	11,000	120,540
Showa Denko KK	22,000	78,061
Showa Shell Sekiyu KK	2,900	31,984
SMC Corporation	1,100	130,737
Softbank Corporation	12,200	249,984
Sojitz Corporation	17,200	61,286
Sompo Japan Insurance, Inc.	14,000	125,430
Sony Corporation	17,700	963,441
Sony Financial Holdings, Inc. *	18	68,735
Stanley Electric Company Ltd.	2,500	62,034
Sumco Corporation	1,900	53,991
Sumitomo Chemical Company Ltd.	28,000	247,725
Sumitomo Corporation	18,000	251,608
Sumitomo Electric Industries Ltd.	12,600	198,535

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Sumitomo Heavy Industries Ltd.	10,000	$91,090
Sumitomo Metal Industries Ltd.	73,000	333,512
Sumitomo Metal Mining Company Ltd.	9,000	152,016
Sumitomo Mitsui Financial Group, Inc. †	116	857,626
Sumitomo Osaka Cement Company Ltd.	4,000	7,555
Sumitomo Realty & Development Company Ltd.	6,000	146,599
Sumitomo Rubber Industries, Inc.	1,900	16,628
Sumitomo Titanium Corporation	200	14,624
Sumitomo Trust & Banking Company Ltd. (The)	22,000	144,860
Suruga Bank Ltd. (The)	4,000	43,474
Suzuken Company Ltd.	960	34,139
Suzuki Motor Corporation	3,400	101,837
T&D Holdings, Inc.	3,600	183,001
TDK Corporation	2,000	147,168
Taiheiyo Cement Corporation	15,000	35,400
Taisei Corporation	22,000	59,115
Taisho Pharmaceutical Company Ltd.	2,300	44,219
Taiyo Yuden Company Ltd.	1,000	15,961
Takara Holdings, Inc.	2,000	11,983
Takashimaya Company Ltd.	6,000	72,238
Takeda Pharmaceutical Company Ltd.	14,920	870,821
Takefuji Corporation	2,390	57,351
Tanabe Seiyaju Company Ltd.	4,000	37,122
Teijin Ltd.	13,000	55,353
Terumo Corporation	2,800	145,835
THK Company Ltd.	1,600	32,308
Tobu Railway Company Ltd.	13,000	60,470
Toda Corporation	2,000	9,579
Toho Company Ltd.	3,000	66,953
Toho Titanium Company Ltd.	300	8,889
Tohoku Electric Power Company, Inc.	7,700	173,060
Tokai Rika Company Ltd.	700	21,561
Tokuyama Corporation	3,000	29,905
Tokyo Broadcasting System	200	4,281
Tokyo Electric Power Company, Inc. (The)	21,600	558,618
Tokyo Electron Ltd.	3,000	182,144
Tokyo Gas Company Ltd.	36,000	168,010
Tokyo Seimitsu Company Ltd.	400	9,694
Tokyo Steel Manufacturing Company Ltd.	1,300	14,361
Tokyo Tatemono Company Ltd.	4,000	37,483
Tokyu Corporation	21,000	136,974
Tokyu Land Corporation	9,000	76,935
TonenGeneral Sekiyu KK	6,000	58,943
Toppan Printing Company Ltd.	8,000	78,381
Toray Industries, Inc.	24,000	186,621
Toshiba Corporation	55,000	405,517
Tosoh Corporation	9,000	38,328
Tostem Inax Holding Corporation	4,900	78,106
Toto Ltd.	7,000	55,397
Toyo Seikan Kaisha Ltd.	3,300	58,459
Toyo Suisan Kaisha Ltd.	1,000	17,970
Toyoda Gosei Company Ltd.	1,800	63,381
Toyota Boshoku Corporation	1,400	44,995
Toyota Industries Corporation	2,700	109,365
Toyota Motor Corporation	47,300	2,516,772
Toyota Tsusho Corporation	4,300	115,833
Trend Micro, Inc. *	2,000	71,071
Ube Industries Ltd.	19,000	$64,250
UniCharm Corporation	500	31,525
UNY Company Ltd.	2,000	16,878
Urban Corporation	2,400	31,645
Ushio, Inc.	2,600	56,699
USS Company Ltd.	200	12,409
Wacoal Corporation	1,000	13,025
West Japan Railway Company	30	148,684
Yahoo Japan Corporation	290	129,204
Yakult Honsha Company Ltd.	1,900	43,623
Yamada Denki Company Ltd.	1,400	157,779
Yamaha Corporation	3,700	84,342
Yamaha Motor Company Ltd.	2,900	69,339
Yamato Transport Company Ltd.	7,000	100,526
Yamazaki Baking Company Ltd.	1,000	9,751
Yaskawa Electric Corporation	5,000	67,387
Yokogawa Electric Corporation	3,400	37,297
Zeon Corporation	2,000	11,919
		47,617,446
Luxembourg—0.6%
Acergy SA	2,569	56,384
Arcelor	15,896	1,230,528
Millicom International Cellular *	462	52,464
SES	2,132	55,846
Stolt-Nielsen SA	550	16,645
		1,411,867
Netherlands—4.0%
ASML Holdings NV *	7,336	230,905
Aegon NV	25,182	442,786
Akzo Nobel NV	4,864	390,343
Corio NV	518	41,775
Corporate Express	3,544	27,492
European Aeronautic Defense and Space Company	5,785	184,056
Fugro NV	1,178	90,697
Hagemeyer NV	4,894	33,371
Heineken Holding NV Class A	640	36,209
Heineken NV	4,091	263,385
ING Groep NV	32,986	1,281,311
James Hardie Industries NV	6,561	36,787
Koninklijke Ahold NV *	21,058	290,721
Koninklijke DSM	2,591	122,032
Koninklijke Philips Electronics NV	20,134	860,061
Oce NV	599	10,776
Qiagen NV *	3,398	73,661
Randstad Holding NV †	1,085	42,271
Reed Elsevier NV †	13,028	257,741
Royal Dutch Shell PLC Class A	63,512	2,670,982
Royal KPN NV	34,143	620,102
SBM Offshore NV	2,337	73,452
STMicroelectronics NV	12,142	173,139
TNT NV	7,124	294,653
Tomtom NV *	1,191	89,672
Unilever NV	30,137	1,103,809
Vedior NV	3,358	85,204
Wereldhave NV	289	31,418
Wolters Kluwer NV	4,949	162,293
		10,021,104
New Zealand—0.1%
Auckland International Airport Ltd.	8,084	17,938
Contact Energy Ltd.	5,052	31,825
Fisher & Paykel Appliances Holdings Ltd.	1,564	4,100

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Fisher & Paykel Healthcare Corporation	8,610	$22,954
Fletcher Building Ltd.	10,277	90,241
Sky City Entertainment Group Ltd.	7,838	27,557
Sky Network Television Ltd.	1,544	7,077
Telecom Corporation of New Zealand Ltd.	38,264	127,200
		328,892
Norway—1.0%
Aker Kvaerner ASA	3,235	85,174
DET Norske Oljeselskap †*	7,200	13,188
DNB NOR ASA	13,364	202,802
Marine Harvest *	29,924	19,035
Norsk Hydro ASA	11,436	162,443
Ocean RIG ASA *	2,400	17,368
Orkla ASA	14,782	282,345
Petroleum Geo-Services ASA *	2,899	83,281
ProSafe SE	3,100	53,502
Renewable Energy Corporation AS *	2,650	132,599
Schibsted ASA	967	41,639
Statoil ASA	22,697	698,528
Storebrand	6,908	71,493
Tandberg ASA	1,436	29,578
Telenor ASA *	14,385	340,517
TGS Nopec Geophysical Company ASA *	1,200	16,319
Tomra Systems ASA	1,398	9,817
Yara International ASA	3,275	150,243
		2,409,871
Portugal—0.3%
Banco BPI SA	2,502	19,438
Banco Comercial Portugues SA Class R	28,942	122,978
Banco Espirito Santo SA	2,116	46,181
Brisa SA	2,875	42,043
Cimpor Cimentos de Portugal SA	1,457	12,691
Electricidade de Portugal SA	31,876	208,246
Portugal Telecom SGPS SA	11,716	153,190
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	3,994	55,472
Sonae SGPS SA	18,467	53,059
		713,298
Singapore—1.0%
Allgreen Properties Ltd.	6,000	6,119
Ascendas Real Estate Investment Trust REIT	7,300	12,369
CapitaCommercial Trust REIT	20,000	33,558
Capitaland Ltd.	23,000	99,045
CapitaMall Trust REIT	22,000	52,211
City Developments Ltd.	10,000	97,476
ComfortDelgro Corporation Ltd.	37,000	46,541
Cosco Corp. (Singapore) Ltd.	18,000	71,127
DBS Group Holdings Ltd.	21,000	298,322
Fraser and Neave Ltd.	10,000	40,549
Jardine Cycle & Carriage Ltd.	1,000	14,945
Keppel Corporation Ltd.	20,000	178,375
Keppel Land Ltd.	4,000	20,032
Neptune Orient Lines Ltd.	4,000	10,762
Olam International Ltd.	19,000	37,409
Oversea-Chinese Banking Corporation	45,600	260,132
Parkway Holdings Ltd.	15,000	$40,800
SembCorp Industries Ltd.	10,340	41,134
SembCorp Marine Ltd.	21,000	58,145
Singapore Airlines Ltd.	8,400	101,002
Singapore Exchange Ltd.	15,000	137,532
Singapore Land Ltd.	1,000	5,487
Singapore Post Ltd.	10,000	7,726
Singapore Press Holdings Ltd.	24,500	76,136
Singapore Technologies Engineering Ltd.	26,000	67,119
Singapore Telecommunications Ltd.	135,159	372,195
SMRT Corporation Ltd.	6,000	6,967
United Overseas Bank Ltd.	20,000	274,154
United Overseas Land Ltd.	13,000	40,369
Venture Corporation Ltd.	5,000	43,893
Wing Tai Holdings Ltd.	14,000	25,913
		2,577,544
Spain—4.3%
Abertis Infraestructuras SA	4,020	127,919
Acciona SA	445	139,770
Acerinox SA	2,413	58,921
ACS Actividades Construccion y Servicios	3,895	229,954
Altadis SA	4,213	304,740
Antena 3 de Television SA †	1,214	18,481
Banco Bilbao Vizcaya Argentaria SA	65,692	1,594,238
Banco de Sabadell SA	7,727	83,314
Banco Popular Espanol SA †	15,418	261,964
Banco Santander SA	109,399	2,355,442
Bankinter SA	2,060	37,504
Cintra Concesiones de Infraestructuras de Transporte SA	4,979	74,548
Corp Mapfre SA	13,081	57,213
Fomento de Construcciones Y Contratas SA	687	51,170
Gamesa Corporation Tecnologica SA	3,566	164,487
Gas Natural SDG SA	2,735	159,155
Gestevision Telecinco SA	2,112	53,520
Grupo Ferrovial SA	1,190	82,944
Iberdrola Renovables *	11,579	95,352
Iberdrola SA	65,893	995,138
Iberia Lineas Aereas de Espana	9,947	43,049
Inditex SA †	3,636	219,329
Indra Sistemas SA †	1,576	42,608
Promotora de Informaciones SA	1,051	19,470
Red Electric de Espana	2,045	128,701
Repsol YPF SA	13,202	469,491
Sacyr Vallehermoso SA	1,382	53,033
Sociedad General de Aguas de Barcelona SA Class B	937	37,567
Sogecable SA *	418	16,631
Telefonica SA	75,131	2,427,889
Union Fenosa SA	1,695	114,062
Zardoya Otis SA	2,501	69,986
Zeltia SA	3,742	32,843
		10,620,433
Sweden—2.2%
Alfa Laval AB	1,486	83,299
Assa Abloy AB Class B	4,945	99,000
Atlas Copco AB Class A	11,228	166,607
Atlas Copco AB Class B	6,758	91,952
Axfood AB	275	11,017
Boliden AB	4,792	59,503
Castellum AB	3,485	36,000
D Carnegie AB	950	18,375
Electrolux AB Class B	4,438	73,487

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

	Shares	Value
COMMON STOCKS—(Continued)
Elekta AB Class B †	1,525	$25,320
Eniro AB	2,820	25,016
Fabege AB	3,032	30,782
Getinge AB	3,096	82,633
Hennes & Mauritz AB Class B	8,437	508,792
Holmen AB Class B	741	27,376
Husqvarna AB	3,553	42,015
Investor AB B Shares	3,570	80,674
Kungsleden AB	2,810	31,083
Lundin Petroleum AB *	2,845	29,510
Modern Times Group AB Class B	680	47,112
Nobia AB	1,800	15,864
Nordea Bank AB	36,802	615,732
OMHEX AB	1,822	73,838
Oriflame Cosmetics SA SDR	760	48,298
Sandvik AB	16,020	274,273
SAS AB *	1,903	24,263
Scania AB Class B	5,968	141,408
Scenska Cellulosa AB Class B	10,516	185,411
Securitas AB Class B	6,443	89,456
Securitas Direct AB Class B *	3,488	14,033
Securitas Systems AB Class B	3,488	12,301
Skandinaviska Enskilda Banken AB Class A	7,991	203,654
Skanska AB Class B	5,991	111,934
SKF AB	6,189	104,145
Ssab Svenskt Stal AB Class A	2,460	66,278
Ssab Svenskt Stal AB Class B	669	16,279
Svenska Handelsbanken AB Class A	8,670	276,685
Swedbank AB	2,841	79,817
Swedish Match AB	5,428	129,015
Tele2 AB Class B	4,495	89,304
Telefonaktiebolaget LM Ericsson Class B	262,469	613,304
TeliaSonera AB	37,998	354,407
Trelleborg AB Class B	1,852	38,587
Volvo AB Class A	7,630	126,716
Volvo AB Class B	17,694	295,565
		5,570,120
Switzerland—6.5%
ABB Ltd.	38,238	1,099,993
Actelion Ltd. *	1,353	61,668
Adecco SA	2,218	118,961
Ciba Specialty Chemicals AG	897	41,384
Compagnie Financiere Richemont AG Class A	9,243	630,071
Credit Suisse Group	18,055	1,084,388
Geberit AG	650	88,342
Givaudan	95	91,479
Holcim Ltd.	3,744	398,216
Julius Baer Holding AG	1,702	139,344
Kudelski SA	295	5,798
Kuehne & Nagel International AG	1,071	102,607
Kuoni Reisen Holding	30	15,574
Lindt & Spruengli AG	17	58,442
Logitech International SA *	2,953	107,603
Lonza Group AG	741	89,416
Nestle SA	6,868	3,146,632
Nobel Biocare Holding AG	407	108,149
Novartis AG	40,585	2,214,498
OC Oerlikon Corporation AG *	92	38,289
PSP Swiss Property AG *	889	44,683
Rieter Holding AG	82	36,109
Roche Holding AG—Genusschein	12,295	2,120,608
Schindler Holding AG	697	44,627
SGS SA	84	$99,918
Sonova Holding AG Registered	891	99,811
Straumann Holding AG	152	41,632
Sulzer AG	61	89,502
Swatch Group AG	1,240	72,914
Swatch Group AG Class B	601	180,270
Swiss Life Holding *	647	161,090
Swiss Reinsurance	6,044	426,618
Swisscom AG	356	138,654
Syngenta AG	1,852	468,908
Synthes, Inc.	987	122,442
UBS AG	36,315	1,670,638
Zurich Financial Services AG	2,569	752,273
		16,211,551
United Kingdom—20.5%
3i Group PLC	6,812	134,361
Aggreko PLC	3,629	37,953
Alliance & Leicester PLC †	2,842	35,418
Amec PLC	4,597	76,564
Anglo American PLC	23,251	1,406,013
Antofagasta PLC	2,290	32,342
ARM Holdings PLC	28,921	71,056
Arriva PLC	2,576	39,955
Associated British Foods PLC	2,069	36,767
AstraZeneca PLC	26,035	1,116,368
Aviva PLC	45,973	610,378
BG Group PLC	59,093	1,350,659
BAE Systems PLC	62,119	614,128
Balfour Beatty PLC	8,544	84,192
Barclays PLC	119,934	1,206,655
Barratt Developments PLC	5,236	46,913
BBA Aviation PLC	7,304	29,799
Berkeley Group Holdings PLC *	994	26,626
BHP Billiton PLC	39,653	1,204,565
Biffa PLC	4,042	26,196
Bovis Homes Group PLC	2,241	27,181
BP PLC	332,810	4,051,588
British Airways PLC *	10,360	63,071
British American Tobacco PLC	26,793	1,043,447
British Energy Group PLC	16,175	176,451
British Land Company PLC	9,097	169,945
British Sky Broadcasting PLC	20,783	254,677
Brixton PLC	3,366	19,480
BT Group PLC	142,909	769,073
Bunzl PLC	6,330	89,173
Burberry Group PLC	8,387	94,434
Cadbury Schweppes PLC	35,554	433,065
Capita Group PLC	10,792	149,046
Carnival PLC	3,316	145,263
Carphone Warehouse Group PLC †	9,216	62,465
Cattles PLC	4,437	25,718
Centrica PLC	61,989	439,879
Charter PLC *	2,026	31,794
Close Brothers Group PLC	1,677	31,704
Cobham PLC	22,875	94,836
Compass Group PLC	35,477	215,658
Cookson Group PLC	2,753	38,035
CSR PLC *	1,360	16,108
Daily Mail and General Trust NV Class A	5,678	55,905
Davis Service Group PLC	1,412	14,295
De La Rue PLC	2,241	43,402
Diageo PLC	46,205	988,038
DSG International PLC	34,463	67,876
Electrocomponents PLC	8,176	33,536
EMAP PLC	4,184	76,089
Enterprise Inns PLC	10,091	97,466

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

		Shares	Value
COMMON STOCKS—(Continued)
	Experian Group Ltd.	17,497	$137,674
	FirstGroup PLC	6,943	111,648
	FKI PLC	16,782	19,671
	Friends Provident PLC	34,247	111,257
	G4S PLC	21,040	102,457
Galiform PLC	*	4,993	8,810
	GKN PLC	12,327	68,636
	GlaxoSmithKline PLC	98,678	2,496,573
	Great Portland Estates PLC	3,098	28,756
	HSBC Holdings PLC	205,614	3,450,327
	Hammerson PLC	4,335	88,012
	Hays PLC	22,745	52,412
	HBOS PLC	65,743	952,344
	Hilton Group PLC	10,175	64,702
	Home Retail Group	15,769	102,095
	ICAP PLC	8,924	128,112
	Imi PLC	4,190	32,745
Imperial Chemical Industries PLC	‡	20,725	274,128
	Imperial Tobacco Group PLC	11,408	614,682
	Inchcape PLC	8,732	65,406
	Intercontinental Hotels Group PLC	4,710	81,767
	International Power PLC	24,040	215,881
	Intertek Testing Services Ltd.	2,153	42,343
Invensys PLC	*	15,349	68,632
	Investec PLC	7,041	62,383
	J Sainsbury PLC	28,471	238,981
	Johnson Matthey PLC	3,762	139,892
	Kazakhmys PLC	1,222	32,937
	Kelda Group PLC	4,152	89,192
	Kesa Electricals PLC	6,658	30,632
	Kingfisher PLC	43,785	125,080
	Land Securities Group PLC	8,073	241,009
	Legal & General Group PLC	117,475	303,970
	Liberty International PLC	4,854	103,315
Lighthouse Caldonia ASA	*	254	241
	Lloyds TSB Group PLC	99,368	932,168
	LogicaCMG PLC	23,317	54,296
	London Stock Exchange Group PLC	3,304	129,334
	Lonmin PLC	1,595	97,311
	Man Group PLC	27,453	310,457
	Marks & Spencer Group PLC	29,794	328,552
	Meggitt PLC	11,533	76,036
	Misys PLC	7,750	28,092
	Mondi PLC	6,179	51,511
	Morrison WM Supermarkets	22,639	144,096
	National Express Group PLC	2,122	51,995
	National Grid PLC	44,896	741,762
	Next PLC	3,913	125,563
	Old Mutual PLC	92,615	307,399
	Pearson PLC	15,079	217,544
	Persimmon PLC	4,747	75,336
	Premier Farnell PLC	10,689	30,963
	Prudential PLC	43,556	610,976
	Punch Taverns PLC	4,246	64,373
	Rank Group PLC	6,039	10,900
	Reckitt Benckiser Group PLC	10,736	621,502
	Reed Elsevier PLC	22,812	305,217
	Rentokil Initial PLC	31,388	74,578
	Resolution PLC	11,693	164,884
	Reuters Group PLC	20,631	259,860
	Rexam PLC	9,593	79,571
	Rio Tinto PLC	17,453	1,829,826
Rolls-Royce Group Class B	‡	1,140,330	2,261
Rolls-Royce Group PLC	*	28,226	305,203
	Royal Bank of Scotland Group PLC	175,527	1,543,930
	Royal Dutch Shell PLC Class B	48,301	2,005,821
	SABMiller PLC	15,547	$434,682
	Sage Group PLC	23,751	108,083
	Schroders PLC	2,678	68,450
	Scottish & Newcastle PLC	13,361	195,227
	Scottish & Southern Energy PLC	14,681	476,895
	Segro PLC REIT	6,198	57,443
	Serco Group PLC	9,839	90,219
	Severn Trent PLC	4,129	125,098
	Shire PLC	5,294	121,272
	Signet Group PLC	37,938	52,570
	Smith & Nephew PLC	16,803	192,049
	Smiths Group PLC	6,367	127,254
	SSL International PLC	1,581	16,708
	Stagecoach Group PLC	7,725	43,243
Stagecoach Group PLC Class C	‡d	12,018	—
	Standard Chartered PLC	11,880	431,935
	Standard Life PLC	35,072	175,001
	Tate & Lyle PLC	8,459	75,038
	Taylor Wimpey PLC	19,815	79,502
	Tesco PLC	138,122	1,308,905
Thomas Cook Group PLC	*	10,332	57,149
	Tomkins PLC	18,433	64,591
	Travis Perkins PLC	2,137	50,831
	Trinity Mirror PLC	2,433	16,687
TUI Travel PLC	*	12,225	71,213
	Tullett Prebon PLC	2,250	20,705
	Tullow Oil PLC	11,565	149,641
	Unilever PLC	23,083	862,439
	United Business Media PLC	5,209	66,978
	United Utilities PLC	16,009	239,673
	Vedanta Resources PLC	836	33,789
	Vodafone Group PLC	926,041	3,463,093
	Whitbread PLC	3,770	103,282
	William Hill PLC	4,532	47,171
	Wolseley PLC	11,133	163,057
	WPP Group PLC	20,832	265,868
	Xstrata PLC	11,141	778,808
	Yell Group PLC	14,326	113,736
			51,021,910
TOTAL COMMON STOCKS
	(Cost $181,614,321)		239,738,325

PREFERRED STOCKS—0.4%
Germany—0.4%
	Fresenius SE	449	37,183
	Henkel KGaA	2,868	160,680
	Porsche AG	150	301,973
	ProSieben SAT.1 Media AG	1,687	40,209
	RWE AG	768	93,085
	Volkswagen AG	1,900	278,329
			911,459
Italy—0.0%
	Unipol Gruppo Finanziario SpA	16,591	52,289
Japan—0.0%
	Ito En Ltd.	240	3,428
TOTAL PREFERRED STOCKS
	(Cost $598,386)		967,176

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.5%
U.S. Treasury Bills—0.5%
U.S. Treasury Bill
3.095%	03/20/2008	**	$65,000	$64,559
2.975%	03/20/2008	**	1,120,000	1,112,688
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,177,247)				1,177,247

RIGHTS—0.0%
Hong Kong—0.0%
Wharf Holdings Ltd. Rights Expire 12/31/2009
(Cost $—)			3,125	4,288

CASH EQUIVALENTS—1.4%
Institutional Money Market Funds—0.1%
Reserve Primary Money Market Fund
4.950%	01/02/2008	††	295,005	295,005
Bank & Certificate Deposits/ Offshore Time Deposits—1.2%
Abbey National PLC
5.160%	01/07/2008	††	73,751	73,751
Abbey National PLC
5.000%	01/09/2008	††	92,189	92,189
ABN Amro Bank NV
5.185%	01/04/2008	††	36,876	36,876
ABN Amro Bank NV
5.160%	01/04/2008	††	55,316	55,316
ABN Amro Bank NV
5.145%	01/03/2008	††	73,751	73,751
Bank of Nova Scotia
4.960%	01/17/2008	††	73,751	73,751
Bank of Nova Scotia
4.850%	01/22/2008	††	73,751	73,751
Barclays
5.350%	01/04/2008	††	36,876	36,876
Barclays
5.000%	01/22/2008	††	92,189	92,189
Barclays
4.880%	02/06/2008	††	55,313	55,313
BNP Paribas
5.200%	01/11/2008	††	36,876	36,876
BNP Paribas
5.150%	01/02/2008	††	36,876	36,876
BNP Paribas
5.010%	01/16/2008	††	110,627	110,627
Calyon
5.120%	03/03/2008	††	36,876	36,876
Calyon
4.250%	01/02/2008	††	368,756	368,756
Dexia Group
4.755%	01/03/2008	††	165,940	165,940
Fifth Third Bancorp
2.750%	01/02/2008	††	184,378	184,378
Fortis Bank
4.600%	01/07/2008	††	110,627	110,627
Fortis Bank
4.300%	01/02/2008	††	276,567	276,567
HBOS Halifax Bank of Scotland
5.150%	01/02/2008	††	36,876	36,876
HBOS Halifax Bank of Scotland
4.870%	02/11/2008	††	$73,751	$73,751
Lloyds TSB Bank
5.150%	01/03/2008	††	55,313	55,313
Lloyds TSB Bank
4.750%	01/24/2008	††	73,751	73,751
Rabobank Nederland
5.080%	01/09/2008	††	36,876	36,876
Rabobank Nederland
4.880%	01/10/2008	††	18,438	18,438
Royal Bank of Scotland
5.000%	01/22/2008	††	55,313	55,313
Royal Bank of Scotland
4.830%	02/05/2008	††	55,313	55,313
Royal Bank of Scotland
4.700%	02/25/2008	††	36,876	36,876
Societe Generale
5.150%	03/03/2008	††	55,313	55,313
Societe Generale
5.150%	01/02/2008	††	55,313	55,313
Societe Generale
4.900%	02/29/2008	††	73,751	73,751
Svenska Handlesbanken
4.250%	01/02/2008	††	317,936	317,936
Toronto Dominion Bank
5.100%	01/10/2008	††	55,313	55,313
Toronto Dominion Bank
5.050%	01/11/2008	††	18,438	18,438
Toronto Dominion Bank
4.800%	02/11/2008	††	110,627	110,627
UBS AG
4.920%	01/11/2008	††	55,310	55,310
				3,175,794
Floating Rate Instruments/Master Notes—0.1%
Wells Fargo Bank
4.600%	01/02/2008	††	165,940	165,940
TOTAL CASH EQUIVALENTS
(Cost $3,636,739)				3,636,739

REPURCHASE AGREEMENTS—5.4%
United States—5.4%
State Street Bank & Trust Company Repurchase Agreement, dated 12/31/2007, due 01/02/2008, with a maturity value of $13,442,148 and an effective yield of 3.65% collateralized by U.S. Government and Agency Obligations, with rates ranging from 4.554%–5.428% and maturities ranging from 06/15/2034–07/01/2034, and an aggregate market value of $13,708,306.			13,439,423	13,439,423
TOTAL INVESTMENTS—103.8%
(Cost $200,466,116)				258,963,198
Other assets less liabilities—(3.8%)				(9,579,520)
NET ASSETS—100.0%				$249,383,678

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

Vantagepoint Overseas
Equity Index Fund

Notes to the Schedule of Investments:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

†	Denotes all or a portion of security on loan.

*	Non-income producing security.

‡	Security valued at fair value as determined by policies approved by the board of directors.

**	Security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

d	Security has no market value at 12/31/2007.

Percentage of Portfolio by Industry (unaudited):

Banking	16.4%
Oil & Gas	9.2%
Telephone Systems	5.9%
Pharmaceuticals	5.5%
Beverages, Food & Tobacco	5.5%
Insurance	5.3%
Metals	4.7%
Electric Utilities	5.1%
Automotive	4.2%
Commercial Services	3.6%
Financial Services	3.0%
Chemicals	2.8%
Real Estate	2.3%
Electronics	2.8%
Communications	2.4%
Transportation	1.6%
Retailers	1.6%
Heavy Machinery	1.5%
Media—Broadcasting & Publishing	1.3%
Food Retailers	1.2%
Building Materials	0.9%
Computer Software & Processing	0.9%
Distribution/Wholesale	1.2%
Medical Supplies	1.0%
Cosmetics & Personal Care	1.1%
Computers & Information	0.9%
Entertainment & Leisure	0.6%
Aerospace & Defense	0.6%
Heavy Construction	0.6%
U.S. Treasury Bills	0.5%
Textiles, Clothing & Fabrics	0.3%
Apparel Retailers	0.4%
Water Companies	0.4%
Electrical Equipment	0.3%
Home Construction, Furnishings & Appliances	0.1%
Forest Products & Paper	0.3%
Airlines	0.2%
Lodging	0.2%
Restaurants	0.3%
Advertising	0.1%
Public Administration	0.2%
TOTAL COMMON STOCKS	97.0%
Repurchase Agreements	5.4%
Bank & Certificate Deposits/Offshore Time Deposits	1.2%
Institutional Money Market Funds	0.1%
Floating Rate Instruments/Master Notes	0.1%
TOTAL CASH EQUIVALENTS/REPURCHASE AGREEMENTS	6.8%
TOTAL INVESTMENTS	103.8%
Other assets less liabilities	(3.8)%
TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Model Portfolio Savings Oriented Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	4,123,434	$40,698,290
Vantagepoint Diversified Assets Fund	3,130,128	31,144,778
Vantagepoint Equity Income Fund	3,144,763	30,755,784
Vantagepoint Growth & Income Fund	2,927,978	30,919,444
Vantagepoint Inflation Protected Securities Fund	2,699,272	28,234,380
Vantagepoint International Fund	1,268,773	15,466,348
Vantagepoint Low Duration Bond Fund	13,660,314	134,280,891
		311,499,915
TOTAL INVESTMENTS—100.0%
(Cost $307,579,543)		311,499,915
Other assets less liabilities—(0.0%)		(44,655)
NET ASSETS—100.0%		$311,455,260

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Model Portfolio Conservative Growth Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	1,562,053	$17,588,718
Vantagepoint Core Bond Index Fund Class I	12,631,982	124,677,667
Vantagepoint Diversified Assets Fund	6,031,535	60,013,775
Vantagepoint Equity Income Fund	6,561,548	64,171,943
Vantagepoint Growth & Income Fund	5,007,047	52,874,421
Vantagepoint Growth Fund	3,362,724	35,140,465
Vantagepoint Inflation Protected Securities Fund	3,818,877	39,945,456
Vantagepoint International Fund	3,859,564	47,048,084
Vantagepoint Low Duration Bond Fund	14,131,308	138,910,758
Vantagepoint Select Value Fund	1,862,231	17,467,728
		597,839,015
TOTAL INVESTMENTS—100.0%
(Cost $566,649,449)		597,839,015
Other assets less liabilities—(0.0%)		(64,508)
NET ASSETS—100.0%		$597,774,507

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Model Portfolio Traditional Growth Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	7,131,084	$80,296,006
Vantagepoint Core Bond Index Fund Class I	27,988,601	276,247,491
Vantagepoint Discovery Fund	4,753,386	43,968,821
Vantagepoint Diversified Assets Fund	15,206,851	151,308,167
Vantagepoint Equity Income Fund	17,844,342	174,517,662
Vantagepoint Growth & Income Fund	16,631,458	175,628,197
Vantagepoint Growth Fund	13,971,797	146,005,282
Vantagepoint Inflation Protected Securities Fund	5,945,037	62,185,089
Vantagepoint International Fund	14,390,636	175,421,851
Vantagepoint Low Duration Bond Fund	12,397,349	121,865,942
Vantagepoint Select Value Fund	8,518,306	79,901,710
		1,487,346,218
TOTAL INVESTMENTS—100.0%
(Cost $1,365,547,820)		1,487,346,218
Other assets less liabilities—(0.0%)		(121,913)
NET ASSETS—100.0%		$1,487,224,305

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Model Portfolio Long-Term Growth Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	12,537,333	$141,170,368
Vantagepoint Core Bond Index Fund Class I	26,517,713	261,729,825
Vantagepoint Discovery Fund	8,110,117	75,018,580
Vantagepoint Diversified Assets Fund	17,286,892	172,004,577
Vantagepoint Equity Income Fund	21,953,860	214,708,750
Vantagepoint Growth & Income Fund	20,465,989	216,120,842
Vantagepoint Growth Fund	18,239,694	190,604,799
Vantagepoint International Fund	21,858,921	266,460,248
Vantagepoint Select Value Fund	14,957,136	140,297,932
		1,678,115,921
TOTAL INVESTMENTS—100.0%
(Cost $1,532,500,711)		1,678,115,921
Other assets less liabilities—(0.0%)		(128,520)
NET ASSETS—100.0%		$1,677,987,401

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Model Portfolio All-Equity Growth Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	5,045,915	$56,817,004
Vantagepoint Discovery Fund	5,888,695	54,470,427
Vantagepoint Equity Income Fund	10,935,622	106,950,386
Vantagepoint Growth & Income Fund	9,600,849	101,384,970
Vantagepoint Growth Fund	9,690,275	101,263,373
Vantagepoint International Fund	9,898,999	120,668,792
Vantagepoint Select Value Fund	6,020,308	56,470,487
		598,025,439
TOTAL INVESTMENTS—100.0%
(Cost $577,477,135)		598,025,439
Other assets less liabilities—(0.0%)		(52,039)
NET ASSETS—100.0%		$597,973,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint Milestone Retirement Income Fund	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	609,981	$6,020,511
Vantagepoint Diversified Assets Fund	547,749	5,450,103
Vantagepoint Equity Income Fund	666,301	6,516,428
Vantagepoint Growth & Income Fund	617,520	6,521,009
Vantagepoint Inflation Protected Securities Fund	470,701	4,923,531
Vantagepoint International Fund	268,576	3,273,940
Vantagepoint Low Duration Bond Fund	2,225,635	21,877,995
		54,583,517
TOTAL INVESTMENTS—100.0%
(Cost $55,796,281)		54,583,517
Other assets less liabilities—(0.0%)		(10,999)
NET ASSETS—100.0%		$54,572,518

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2010 Fund

	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	786,477	$7,762,533
Vantagepoint Diversified Assets Fund	705,787	7,022,576
Vantagepoint Equity Income Fund	1,073,725	10,501,028
Vantagepoint Growth & Income Fund	758,066	8,005,179
Vantagepoint Growth Fund	282,080	2,947,740
Vantagepoint Inflation Protected Securities Fund	506,805	5,301,184
Vantagepoint International Fund	491,568	5,992,215
Vantagepoint Low Duration Bond Fund	2,113,736	20,778,021
Vantagepoint Mid/Small Company Index Fund Class I	129,829	2,107,120
		70,417,596
TOTAL INVESTMENTS—100.0%
(Cost $71,965,100)		70,417,596
Other assets less liabilities—(0.0%)		(15,087)
NET ASSETS—100.0%		$70,402,509

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2015 Fund

	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,308,149	$22,781,435
Vantagepoint Diversified Assets Fund	1,389,435	13,824,883
Vantagepoint Equity Income Fund	2,738,012	26,777,760
Vantagepoint Growth & Income Fund	1,438,159	15,186,962
Vantagepoint Growth Fund	1,004,310	10,495,044
Vantagepoint Inflation Protected Securities Fund	345,344	3,612,299
Vantagepoint International Fund	1,285,091	15,665,254
Vantagepoint Low Duration Bond Fund	2,117,778	20,817,756
Vantagepoint Mid/Small Company Index Fund Class I	578,784	9,393,659
		138,555,052
TOTAL INVESTMENTS—100.0%
(Cost $141,469,081)		138,555,052
Other assets less liabilities—(0.0%)		(20,212)
NET ASSETS—100.0%		$138,534,840

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2020 Fund

	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,062,391	$20,355,802
Vantagepoint Diversified Assets Fund	1,128,020	11,223,802
Vantagepoint Equity Income Fund	2,501,059	24,460,361
Vantagepoint Growth & Income Fund	1,258,544	13,290,222
Vantagepoint Growth Fund	919,779	9,611,695
Vantagepoint International Fund	1,199,918	14,627,003
Vantagepoint Low Duration Bond Fund	801,481	7,878,560
Vantagepoint Mid/Small Company Index Fund Class I	655,293	10,635,406
		112,082,851
TOTAL INVESTMENTS—100.0%
(Cost $114,673,088)		112,082,851
Other assets less liabilities—(0.0%)		(18,866)
NET ASSETS—100.0%		$112,063,985

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2025 Fund

	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,262,285	$12,458,753
Vantagepoint Diversified Assets Fund	841,680	8,374,717
Vantagepoint Equity Income Fund	1,998,481	19,545,143
Vantagepoint Growth & Income Fund	1,062,462	11,219,604
Vantagepoint Growth Fund	767,968	8,025,264
Vantagepoint International Fund	1,031,503	12,574,022
Vantagepoint Low Duration Bond Fund	171,063	1,681,546
Vantagepoint Mid/Small Company Index Fund Class I	618,184	10,033,131
		83,912,180
TOTAL INVESTMENTS—100.0%
(Cost $86,254,209)		83,912,180
Other assets less liabilities—(0.0%)		(20,691)
NET ASSETS—100.0%		$83,891,489

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2030 Fund

	Shares	Value
MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	784,544	$7,743,448
Vantagepoint Diversified Assets Fund	433,336	4,311,693
Vantagepoint Equity Income Fund	1,538,971	15,051,135
Vantagepoint Growth & Income Fund	830,337	8,768,361
Vantagepoint Growth Fund	620,994	6,489,385
Vantagepoint International Fund	824,394	10,049,367
Vantagepoint Mid/Small Company Index Fund Class I	558,798	9,069,289
		61,482,678
TOTAL INVESTMENTS—100.0%
(Cost $63,880,143)		61,482,678
Other assets less liabilities—(0.0%)		(17,729)
NET ASSETS—100.0%		$61,464,949

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2035 Fund

	Shares	Value
MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	382,632	$3,776,579
Vantagepoint Diversified Assets Fund	70,183	698,324
Vantagepoint Equity Income Fund	905,884	8,859,547
Vantagepoint Growth & Income Fund	487,170	5,144,519
Vantagepoint Growth Fund	384,864	4,021,827
Vantagepoint International Fund	506,430	6,173,387
Vantagepoint Mid/Small Company Index Fund Class I	380,624	6,177,526
		34,851,709
TOTAL INVESTMENTS—100.1%
(Cost $36,701,788)		34,851,709
Other assets less liabilities—(0.1%)		(21,003)
NET ASSETS—100.0%		$34,830,706

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

Vantagepoint
Milestone 2040 Fund

	Shares	Value
MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	335,093	$3,307,373
Vantagepoint Equity Income Fund	869,221	8,500,981
Vantagepoint Growth & Income Fund	466,625	4,927,564
Vantagepoint Growth Fund	375,933	3,928,504
Vantagepoint International Fund	493,270	6,012,957
Vantagepoint Mid/Small Company Index Fund Class I	383,598	6,225,794
		32,903,173
TOTAL INVESTMENTS—100.1%
(Cost $35,134,982)		32,903,173
Other assets less liabilities—(0.1%)		(21,527)
NET ASSETS—100.0%		$32,881,646

See accompanying notes to financial statements.

VANTAGEPOINT FUNDS

777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG

ANR000-001-200802-214

Item 2 (Code of Ethics):

   Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Not applicable.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch and Anthony Calhoun, both of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $396,328 and $327,200 in 2007 and 2006, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $134,178 and $112,800 in 2007 and 2006, respectively.  These services covered preparation of the registrant’s income tax and excise tax returns, and also included related tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5 (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6 (Schedule of Investments): Not applicable; included under Item 1.

Item 7 (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management

 Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9 (Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable; no material changes.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant's internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By: /s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	3/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By: /s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	3/6/08

By: /s/ Gerard P. Maus
Gerard P. Maus, Principal Financial Officer

Date:	3/3/08